UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                  Investment Company Act file number 811-08648
                                                     ---------

                                 WT Mutual Fund
             -----------------------------------------------------
              (Exact name of registrant as specified in charter)

                              1100 N. Market Street
                              Wilmington, DE 19890
             -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Neil Wolfson
                              1100 N. Market Street
                              Wilmington, DE 19890
             -----------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-254-3948
                                                            ------------
                        Date of fiscal year end: June 30
                                                 -------

                     Date of reporting period: June 30, 2006
                                               -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


The Report to Shareholders is attached herewith.

                                                                      WILMINGTON
                                                                           FUNDS

--------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------

        o   PRIME MONEY MARKET

        o   U.S. GOVERNMENT MONEY MARKET

        o   TAX-EXEMPT MONEY MARKET


                                     ANNUAL
                                  June 30, 2006

--------------------------------------------------------------------------------

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

The Federal Reserve (the "Fed") entered the most recent fiscal year systematically working to remove its accommodative monetary policy through incremental rate hikes. During the twelve months ended June 30, 2006, the Federal Reserve Open Market Committee ("FOMC") met eight times and raised the overnight Fed Funds Rate by 0.25% at each meeting bringing it up to 5.25% by the end of the fiscal year. The attitude of the Fed changed from "removing accommodation" to reacting to the developing economic picture, a situation popularly described as being "data dependent". The upward spiral in energy and other commodity prices slowly but surely carried into the overall inflation readings providing the Fed with another reason to remain consistent with their ever-tightening monetary policy. The Fed made a highly significant transition during the past year as Ben Bernanke took over from Alan Greenspan as Chairman. The new chairman has been greeted with a number of challenges including the aforementioned inflation threat. In addition, the issue of communicating with the markets has occupied considerable attention as well as the delicate balancing of maintaining growth against the threat of inflation. So far, however, the new chairman has kept pace with the old, raising rates at each of his 3 meetings during the past fiscal year.

Long-term interest rates moved higher over the twelve months with the Ten-Year Treasury up 120 basis points from June 30, 2005 to June 30, 2006. A movement equivalent to 60% of the short-term rates would not be considered unusual and a snapshot of the yield curve at the start and again at the finish of the fiscal year would show a relatively normal shift in the magnitude and shape of the curve. However, this picture would miss the considerable turmoil that took place with long-term interest rates during the intervening period. For the first half of the past year, long-term rates behaved quite differently than expected. While short-term rates moved higher, long-term rates barely moved upwards at all. The reasons for this generated considerable debate and resulted in the former Fed Chairman labeling the behavior a "conundrum". However, as 2006 began, longer-term rates began to head higher in sympathy with the rest of the yield curve. Over the past few months of the fiscal year, the yield curve had lost most of its positive shape having given way to a nearly flat configuration. Indeed, on June 30, 2006, the Two-Year Treasury Note yielded 2 basis points more than the Ten-Year Treasury Note. Over the final half of the fiscal year, the markets have flirted with an inverted yield curve but have yet to move decisively in this direction.

As we enter the second half of 2006, there remains some uncertainty regarding future interest rate decisions. Minutes from the June FOMC meeting showed Federal Reserve officials concerned about higher inflation. However, the minutes also show the Fed forecasting that the inflation threat is likely to be contained. Chairman Bernanke, in his semiannual testimony before Congress, laid the ground work for a pause in rate hikes. Whether this pause comes at the August meeting, or later will remain data dependent. Nonetheless, it has become increasingly clear that we are nearing the end of this tightening cycle.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, a comparison of the performance of the Wilmington Prime Money Market, Wilmington U.S. Government Money Market and Wilmington Tax-Exempt Money Market Funds' versus their respective Lipper benchmark is presented below:

                                                                               FOR THE FISCAL YEAR
                                                                               ENDED JUNE 30, 2006
                                                                               -------------------
  WILMINGTON PRIME MONEY MARKET FUND -- INSTITUTIONAL SHARES 1 .............          3.82%
  WILMINGTON PRIME MONEY MARKET FUND -- SERVICE SHARES .....................          3.63%
  Lipper Money Market Funds ................................................          3.35%

  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL SHARES 1 ...          3.66%
  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND -- SERVICE SHARES............          3.49%
  Lipper U.S. Government Money Market Funds ................................          3.43%

  WILMINGTON TAX-EXEMPT MONEY MARKET FUND -- INSTITUTIONAL SHARES 1 ........          2.39%
  WILMINGTON TAX-EXEMPT MONEY MARKET FUND -- SERVICE SHARES.................          2.23%
  Lipper Tax-Exempt Money Market Funds .....................................          2.26%

Source: Lipper

1     Formerly, Investor Shares

----------

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR
HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

INVESTMENTS IN THE FUNDS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, ARE NOT DEPOSITS OF OR OTHER OBLIGATIONS OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND ARE SUBJECT TO RISKS. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF THEIR SHAREHOLDERS' INVESTMENTS AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THESE FUNDS.

THE PERFORMANCE SHOWN IN THE ABOVE CHART DOES NOT REFLECT THE DEDUCTION OF TAXES THE SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

We invite your comments and questions and thank you for your investment in the Wilmington Money Market Funds. We look forward to reviewing our investment results with you in our next report to shareholders.

                                                   Sincerely,

                                                   /s/ Neil Wolfson

                                                   Neil Wolfson
                                                   President

July 24, 2006

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  EXPENSE DISCLOSURE

--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund's costs in two ways.

      o ACTUAL FUND RETURN. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the periods.

      o HYPOTHETICAL 5% RETURN. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  EXPENSE DISCLOSURE -- CONTINUED

--------------------------------------------------------------------------------

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

EXPENSE TABLES

                                                             BEGINNING       ENDING                    EXPENSES
                                                              ACCOUNT        ACCOUNT     ANNUALIZED      PAID
                                                               VALUE          VALUE       EXPENSE       DURING
                                                              1/01/06        6/30/06       RATIO       PERIOD*
                                                            ------------   -----------   ----------   ----------
PRIME MONEY MARKET -- INSTITUTIONAL SHARES 1
Actual Fund Return ......................................    $ 1,000.00     $1,021.50      0.43%        $  2.16
Hypothetical 5% Return Before Expenses...................      1,000.00      1,022.66      0.43%           2.16

PRIME MONEY MARKET -- SERVICE SHARES
Actual Fund Return.......................................    $ 1,000.00     $1,020.40      0.68%        $  3.41
Hypothetical 5% Return Before Expenses...................      1,000.00      1,021.42      0.68%           3.41

U.S. GOVERNMENT MONEY MARKET -- INSTITUTIONAL SHARES 1
Actual Fund Return ......................................    $ 1,000.00     $1,020.50      0.59%        $  2.96
Hypothetical 5% Return Before Expenses...................      1,000.00      1,021.87      0.59%           2.96

U.S. GOVERNMENT MONEY MARKET -- SERVICE SHARES
Actual Fund Return ......................................    $ 1,000.00     $1,019.70      0.76%        $  3.81
Hypothetical 5% Return Before Expenses...................      1,000.00      1,021.03      0.76%           3.81

TAX-EXEMPT MONEY MARKET -- INSTITUTIONAL SHARES 1
Actual Fund Return ......................................    $ 1,000.00     $1,013.40      0.59%        $  2.95
Hypothetical 5% Return Before Expenses...................      1,000.00      1,021.87      0.59%           2.96

TAX-EXEMPT MONEY MARKET -- SERVICE SHARES
Actual Fund Return ......................................    $ 1,000.00     $1,012.60      0.76%        $  3.79
Hypothetical 5% Return Before Expenses...................      1,000.00      1,021.03      0.76%           3.81

Effective May 25, 2006, the Board of Trustees of the Fund terminated the distribution plan under Rule 12b-1 of the 1940 Act and changed the name of the shares to "Institutional Shares" (see Note 3 of NOTES TO THE FINANCIAL STATEMENTS). Had the Institutional Shares of the U.S. Government Money Market Fund and the Tax-Exempt Money Market Fund not incurred this expense during the entire period, the expense ratio for the period is estimated to have been 0.51% and 0.51%, respectively. Had this change in expenses been in place as of January 1, 2006, each Fund's expense analysis would have been as follows:

                                                             BEGINNING       ENDING                    EXPENSES
                                                              ACCOUNT        ACCOUNT     ANNUALIZED      PAID
                                                               VALUE          VALUE       EXPENSE       DURING
                                                              1/01/06        6/30/06       RATIO        PERIOD*
                                                            ------------   -----------   ----------   ----------
U.S. GOVERNMENT MONEY MARKET -- INSTITUTIONAL SHARES 1
Actual Fund Return.......................................    $ 1,000.00     $1,020.50      0.51%        $  2.55
Hypothetical Return Before Expenses......................      1,000.00      1,022.27      0.51%           2.56

TAX-EXEMPT MONEY MARKET -- INSTITUTIONAL SHARES 1
Actual Fund Return.......................................    $ 1,000.00     $1,013.40      0.51%        $  2.55
Hypothetical Return Before Expenses......................      1,000.00      1,022.27      0.51%           2.56

----------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent fiscal half-year, then divided by 365.

1     Formerly, Investor Shares.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  DISCLOSURE OF PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

JUNE 30, 2006

The following tables present a summary of the portfolio holdings of each of the Wilmington Money Market Funds as a percent of its total investments.

PRIME MONEY MARKET FUND
Certificates of Deposit ......................       58.4%
Commercial Paper .............................       30.7%
Repurchase Agreements ........................       10.9%
                                                  -------
                                                    100.0%
                                                  =======
U.S. GOVERNMENT MONEY MARKET FUND
U.S. Agency Obligations.......................       62.4%
Repurchase Agreements.........................       37.6%
                                                  -------
                                                    100.0%
                                                  =======
TAX-EXEMPT MONEY MARKET FUND
Municipal Bonds
  Texas .....................................        18.5%
  Florida ...................................        12.6%
  Georgia ...................................         8.5%
  Illinois ..................................         8.5%
  Tennessee .................................         7.7%
  Missouri ..................................         5.7%
  South Carolina ............................         3.8%
  Wisconsin .................................         3.5%
  Indiana ...................................         3.0%
  Massachusetts .............................         3.0%
  All Other .................................        25.2%
                                                  -------
                                                    100.0%
                                                  =======

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust files a complete schedule of investments with the SEC for its first and third fiscal quarters on Form N-Q. Form N-Q is available without charge by visiting the SEC's website at http://www.sec.gov, or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- MONEY MARKET FUNDS / PRIME MONEY MARKET FUND
-----------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                            MOODY'S/S&P        PRINCIPAL           VALUE
                                                                             RATINGS 1          AMOUNT           (NOTE 2)
                                                                          ---------------    -------------    ---------------
CERTIFICATES OF DEPOSIT -- 58.4%
  FOREIGN BANKS, FOREIGN CENTERS -- 16.8%
     Alliance & Leicester, 4.69%, 07/24/06 .........................         P-1, A-1        $ 100,000,000    $   100,000,000
     Bank of Nova Scotia, 5.30%, 09/14/06 ..........................         P-1, A-1+         100,000,000         99,991,453
     Deutsche Bank, 5.11%, 10/10/06 ................................         P-1, A-1+         100,000,000         99,972,603
     Landesbank Baden-Wuerttemberg, 4.94%, 07/03/06 ................         P-1, A-1          100,000,000        100,000,000
     Unicredito Italiano, London, 5.31%, 11/27/06 ..................         P-1, A-1           50,000,000         50,000,000
                                                                                                              ---------------
                                                                                                                  449,964,056
                                                                                                              ---------------
  FOREIGN BANKS, U.S. BRANCHES -- 28.1%
     ABN-Amro Bank, 5.13%, 08/16/06 ................................         P-1, A-1+         100,000,000        100,000,630
     Barclays Bank, PLC, 5.09%, 08/02/06 ...........................         P1-, A-1+         100,000,000        100,000,000
     BNP Paribas, 5.05%, 07/25/06 ..................................         P-1, A-1+         100,000,000        100,000,000
     Calyon, 4.69%, 07/24/06 .......................................         P-1, A-1+         100,000,000        100,000,000
     Credit Suisse First Boston, 5.09%, 07/17/06 ...................         P-1, A-1          100,000,000        100,000,000
     Lloyds TSB Bank, PLC, 5.22%, 07/17/06 .........................         P-1, A-1+         100,000,000        100,000,000
     Toronto Dominion, 5.17%, 10/12/06 .............................         P-1, A-1           50,000,000         50,000,000
     Toronto Dominion, 5.11%, 08/09/06 .............................         P-1, A-1           50,000,000         50,000,000
     Unicredito Italiano, New York, 5.24%, 09/08/06 ................         P-1, A-1           50,000,000         50,000,000
                                                                                                              ---------------
                                                                                                                  750,000,630
                                                                                                              ---------------
  U.S. BANKS, U.S. BRANCHES -- 13.5%
     Citibank N.A., 5.41%, 09/21/06 ................................         P-1, A-1+          42,000,000         42,000,000
     Citibank N.A., 5.09%, 07/27/06 ................................         P-1, A-1+          85,000,000         85,000,000
     Marshall & Ilsley Corp., 5.12%, 08/10/06 ......................         P-1, A-1          108,000,000        108,000,592
     Wells Fargo Bank, 5.22%, 07/07/06 .............................         P-1, A-1+         125,000,000        125,000,000
                                                                                                              ---------------
                                                                                                                  360,000,592
                                                                                                              ---------------
 TOTAL CERTIFICATES OF DEPOSIT (COST $1,559,965,278) .....................................................      1,559,965,278
                                                                                                              ---------------

COMMERCIAL PAPER -- 30.7%
  BANKS -- 15.8%
     Bank of America, 5.28%, 09/11/06 ..............................         P-1, A-1+         125,000,000        125,000,000
     Depfa Bank PLC, 5.12%, 07/07/06* ..............................         P-1, A-1+         100,000,000         99,915,000
     HBOS Treasury Services, 5.46%, 10/03/06* ......................         P-1, A-1+         100,000,000         98,595,222
     Societe Generale, 5.06%, 08/15/06* ............................         P-1, A-1+         100,000,000         99,368,125
                                                                                                              ---------------
                                                                                                                  422,878,347
                                                                                                              ---------------
  FINANCE & INSURANCE -- 6.8%
     CIT Group, Inc., 5.11%, 08/01/06* .............................         P-1, A-1           21,400,000         21,306,940
     CIT Group, Inc., 5.38%, 08/31/06 ..............................         P-1, A-1           10,000,000         10,002,769
     General Electric Capital Corp, 4.99%, 07/11/06* ...............         P-1, A-1+         100,000,000         99,863,055
     HSBC Finance, 5.34%, 08/08/06* ................................         P-1, A-1+          50,000,000         49,720,014
                                                                                                              ---------------
                                                                                                                  180,892,778
                                                                                                              ---------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS / PRIME MONEY MARKET FUND
----------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                            MOODY'S/S&P        PRINCIPAL           VALUE
                                                                             RATINGS 1          AMOUNT            (NOTE 2)
                                                                          ---------------    -------------    ---------------
  FINANCIALS -- 3.7%
     Bear Stearns Co., Inc., 5.35%, 09/13/06* ......................         P-1, A-1        $ 100,000,000    $    98,914,667
                                                                                                              ---------------
  SERVICES -- 0.8%
     First Data Corp., 5.34%, 07/12/06* ............................         P-1, A-1           20,825,000         20,791,084
                                                                                                              ---------------
  TRANSPORTATION -- 3.6%
     Toyota Motor Credit Corp., 5.32%, 02/28/07* ...................         P-1, A-1+          50,000,000         48,279,111
     Toyota Motor Credit Corp., 5.32%, 03/01/07* ...................         P-1, A-1+          25,000,000         24,136,000
     Toyota Motor Credit Corp., 5.32%, 03/01/07* ...................         P-1, A-1+          25,000,000         24,136,000
                                                                                                              ---------------
                                                                                                                   96,551,111
                                                                                                              ---------------
  TOTAL COMMERCIAL PAPER (COST $820,027,987) .............................................................        820,027,987
                                                                                                              ---------------

REPURCHASE AGREEMENTS -- 10.9%
     With Goldman Sachs: at 5.28%, dated 06/30/06, to be
      repurchased on 07/03/06, repurchase price
      $293,929,072 (collateralized by various Federal
      National Mortgage Association Notes, ranging in par
      value $2,798,599-$194,635,178, 5.000%-5.500%,
      04/01/21-09/01/35; with a total market value
      $302,613,795)
      (Cost $293,799,800) ............................................................         293,799,800        293,799,800
                                                                                                              ---------------
  TOTAL INVESTMENTS (COST $2,673,793,065)+ -- 100.0% .....................................................    $ 2,673,793,065
                                                                                                              ===============

----------

1     The ratings shown are unaudited.

* Discount Commercial Paper. The interest rate shown is the yield as of the time of purchase.

+     Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS / U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                     PRINCIPAL           VALUE
                                                                                       AMOUNT           (NOTE 2)
                                                                                   -------------    ----------------
U.S. AGENCY OBLIGATIONS -- 62.4%
  FEDERAL FARM CREDIT BANKS -- 2.8%
   Federal Farm Credit Banks Notes, 4.70%, 07/02/07* ...........................   $  25,000,000    $     24,996,307
                                                                                                    ----------------
  FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 17.4%
   Federal Home Loan Banks Discount Notes, 5.25%, 08/23/06** ...................      50,000,000          49,616,854
   Federal Home Loan Banks Discount Notes, 5.27%, 08/25/06** ...................      28,175,000          27,950,304
   Federal Home Loan Banks Discount Notes, 5.27%, 09/13/06** ...................      26,300,000          26,018,882
   Federal Home Loan Banks Discount Notes, 5.36%, 09/22/06** ...................      25,000,000          24,695,090
   Federal Home Loan Banks Discount Notes, 5.37%, 09/29/06** ...................      25,000,000          24,669,063
                                                                                                    ----------------
                                                                                                         152,950,193
                                                                                                    ----------------
  FEDERAL HOME LOAN BANKS NOTES -- 7.9%
   Federal Home Loan Banks Notes, 2.88%, 08/15/06 ..............................      35,000,000          34,904,283
   Federal Home Loan Banks Notes, 2.30%, 08/30/06 ..............................      15,000,000          14,935,715
   Federal Home Loan Banks Notes, 4.63%, 11/28/06 ..............................       7,365,000           7,346,043
   Federal Home Loan Banks Notes, 3.38%, 12/15/06 ..............................      12,335,000          12,259,630
                                                                                                    ----------------
                                                                                                          69,445,671
                                                                                                    ----------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 6.8%
   Federal Home Loan Mortgage Corporation Discount Notes, 5.30%, 09/05/06** ....      25,000,000          24,759,604
   Federal Home Loan Mortgage Corporation Discount Notes, 5.33%, 09/12/06** ....      25,000,000          24,732,840
   Federal Home Loan Mortgage Corporation Discount Notes, 5.39%, 10/17/06** ....       4,778,000           4,702,016
   Federal Home Loan Mortgage Corporation Discount Notes, 5.40%, 10/17/06** ....       5,886,000           5,792,254
                                                                                                    ----------------
                                                                                                          59,986,714
                                                                                                    ----------------
  FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 6.7%
   Federal Home Loan Mortgage Corporation Notes, 5.50%, 07/15/06 ...............      35,200,000          35,206,636
   Federal Home Loan Mortgage Corporation Notes, 4.80%, 02/12/07 ...............      23,900,000          23,900,000
                                                                                                    ----------------
                                                                                                          59,106,636
                                                                                                    ----------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 11.9%
   Federal National Mortgage Association Discount Notes, 4.71%, 07/26/06** .....      25,000,000          24,919,965
   Federal National Mortgage Association Discount Notes, 5.29%, 08/23/06** .....      25,000,000          24,806,771
   Federal National Mortgage Association Discount Notes, 5.37%, 09/27/06** .....      25,000,000          24,676,111
   Federal National Mortgage Association Discount Notes, 5.39%, 10/18/06** .....       6,057,000           5,959,802
   Federal National Mortgage Association Discount Notes, 4.97%, 11/03/06** .....      15,000,000          14,748,958
   Federal National Mortgage Association Discount Notes, 4.97%, 11/03/06** .....      10,000,000           9,832,465
                                                                                                    ----------------
                                                                                                         104,944,072
                                                                                                    ----------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 8.9%
   Federal National Mortgage Association Notes, 3.25%, 07/12/06 ................      25,000,000          24,986,319
   Federal National Mortgage Association Notes, 5.31%, 12/22/06 ................      25,000,000          24,992,954
   Federal National Mortgage Association Notes, 3.55%, 01/12/07 ................      28,290,000          28,036,559
                                                                                                    ----------------
                                                                                                          78,015,832
                                                                                                    ----------------
TOTAL U.S. AGENCY OBLIGATIONS (COST $549,445,425) ..............................................         549,445,425
                                                                                                    ----------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS / U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                     PRINCIPAL           VALUE
                                                                                       AMOUNT          (NOTE 2)
                                                                                   -------------    ----------------
REPURCHASE AGREEMENTS -- 37.6%
  With Bank of America: at 5.25%, dated 06/30/06, to be repurchased on
   07/03/06, repurchase price $140,757,054 (collateralized by Federal
   National Mortgage Association Note, par value $177,438,637, 5.000%,
   03/01/35; with a total market value $144,916,386) ...........................   $ 140,695,500        $140,695,500
  With Goldman Sachs:  at 5.28%, dated 06/30/06, to be
   repurchased on 07/03/06, repurchase price $190,083,600 (collateralized by various Federal National Mortgage Association Notes, ranging in par value
   $315,574-$102,599,819, 4.000%-7.500%,
   05/01/14-06/01/46; with a total market value $195,700,000) ..................     190,000,000         190,000,000
                                                                                                    ----------------
  TOTAL REPURCHASE AGREEMENTS (COST $330,695,500) ..............................................         330,695,500
                                                                                                    ----------------
  TOTAL INVESTMENTS (COST $880,140,925) + -- 100.0% ............................................    $    880,140,925
                                                                                                    ================

----------

 * Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically.The rates shown are the interest rates as of June 30, 2006. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.

**    The interest  rate shown is the yield as of the time of  purchase.

 +    Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

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---------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                            MOODY'S/S&P        PRINCIPAL           VALUE
                                                                             RATINGS 1          AMOUNT           (NOTE 2)
                                                                          ---------------    -------------    ---------------
MUNICIPAL BONDS -- 100.0%
  ALASKA -- 1.7%
   Valdez, AK Marine Terminal Rev. Refunding VRDB (BP
    Pipelines, Inc. Project), Ser. 2003B, 3.99%, 07/03/06* .........       VMIG-1, A-1+      $   7,405,000    $     7,405,000
                                                                                                              ---------------
  ARIZONA -- 1.7%
   Salt River Proj., AZ Agric. Imp. & Power Dist. TECP,
    3.40%, 08/07/06 ................................................         P-1, A-1+           7,400,000          7,400,000
                                                                                                              ---------------
  COLORADO -- 1.1%
   Colorado Educ. & Cultural Fac. Auth. Rev. Demand Rev Bonds,
    LOC Bank of America, 4.03%, 07/03/06* ..........................        VMIG-1, NR           4,980,000          4,980,000
                                                                                                              ---------------
  DELAWARE -- 2.2%
   Delaware Economic Dev. Auth. VRDB (St. Andrews School Proj.),
    Ser. 2003, 4.00%, 07/06/06* ....................................       VMIG-1, A-1+          9,400,000          9,400,000
                                                                                                              ---------------
  FLORIDA -- 12.6%
   Alachua County, FL Health Fac. Auth. Rev. Bonds, Installment
    2003A (Shands Teaching Hosp. & Clinic, Inc. Revolving Loan
    Prog.), LOC Suntrust Bank, 4.02%, 07/03/06 .....................        VMIG-1, NR           4,250,000          4,250,000
   City of Jacksonville, FL PCRB TECP (Florida Power &
    Light Co., Proj.), 3.50%, 08/07/06 .............................         P-1, A-1           13,700,000         13,700,000
   City of Jacksonville, FL TECP, 3.45%, 07/14/06 ..................         P-1, A-1+          12,545,000         12,545,000
   City of Jacksonville, FL TECP, 3.56%, 08/14/06 ..................        VMIG-1, A-1         10,000,000         10,000,000
   Orange County, FL Housing Fin. Auth. Multi-Family Housing Ref.
    Rev. Bonds (Post Fountains at Lee Vista Project), FNMA Gtd.,
    Ser. 1997E, 3.97%, 07/07/06 ....................................         NR, A-1+            4,235,000          4,235,000
   Orange County, FL TECP, 3.60%, 09/12/06 .........................       VMIG-1, A-1+          5,300,000          5,300,000
   Palm Beach County, FL Health Fac. Auth. VRDB (Bethesda
    HealthCare Sys. Project), LOC SunTrust Bank, Ser. 2001, 4.02%,
    07/03/06* ......................................................        VMIG-1, NR           1,900,000          1,900,000
   St. Lucie County, FL PCRB VRDB (Florida Power &
    Light Project) Ser. 2000, 4.04%, 07/03/06* .....................        VMIG-1, A-1          2,500,000          2,500,000
                                                                                                              ---------------
                                                                                                                   54,430,000
                                                                                                              ---------------
  GEORGIA -- 8.5%
   Clayton County, GA Hosp. Auth. Rev. Ant. Cert. VRDB
    (Southern Regional Medical Center Proj.), LOC SunTrust Bank,
    Ser. 1998B, 3.99%, 07/07/06* ...................................          Aa1, NR            3,635,000          3,635,000
   Columbus, GA Hosp. Auth. Rev. VRDB (St. Francis Hospital, Inc.
    Proj.) LOC SunTrust Bank, Ser. 1997, 3.99%, 07/07/06* ..........          Aa2, NR            1,400,000          1,400,000
   Columbus, GA Hosp. Auth. Rev. VRDB (St. Francis Hospital, Inc.
    Proj.) LOC SunTrust Bank, Ser. 2000, 3.99%, 07/07/06* ..........        VMIG-1, NR           4,200,000          4,200,000
   Columbus, GA Housing Auth. Rev. VRDB (Columbus State Univ.
    Foundation, Inc. Proj.) LOC SunTrust Bank, Ser.1997, 3.99%,
    07/07/06* ......................................................          Aa2, NR            1,000,000          1,000,000
   Floyd County, GA Dev. Auth. Rev. VRDB (Berry College, Inc. Proj.)
    LOC Sun Trust Bank, Ser. 1999, 3.99%, 07/07/06* ................          Aa2, NR            3,300,000          3,300,000
   Fulton County, GA Dev. Auth. Rev. VRDB (Arthritis Foundation,
    Inc. Proj.) LOC SunTrust Bank, Ser. 1996, 3.99%, 07/07/06* .....          Aa2, NR              800,000            800,000

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS / TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                            MOODY'S/S&P        PRINCIPAL           VALUE
                                                                             RATINGS 1          AMOUNT           (NOTE 2)
                                                                          ---------------    -------------    ---------------
  GEORGIA (CONTINUED)
   Fulton County, GA Dev. Auth. Rev. VRDB (Trinity School, Inc.
    Proj.) LOC SunTrust Bank, Ser. 2000, 3.99%, 07/07/06* ..........        VMIG-1, NR       $   5,700,000    $     5,700,000
   Gwinnett County, GA Dev. Auth. Rev. VRDB, (Wesleyan School,
    Inc. Proj.) LOC SunTrust Bank, Ser. 1999, 3.99%, 07/07/06* .....          Aa2, NR            4,800,000          4,800,000
   Gwinnett County, GA Housing Authority Multi Family Housing
    Revenue VRDB. Ser 1998, 3.99%, 07/05/06* .......................         NR, A-1+           10,000,000         10,000,000
   Heard County, GA PCRB VRDB (Georgia Power Co. Plant
    Wansley Proj.) Ser. 1996, 4.07%, 07/01/06* .....................        VMIG-1, A-1          2,000,000          2,000,000
                                                                                                              ---------------
                                                                                                                   36,835,000
                                                                                                              ---------------
  ILLINOIS -- 8.5%
   Illinois Dev. Fin. Auth. Rev. VRDB (Goodman Theatre Proj.) LOC
    Banc One N.A./Northern Trust, Ser. 1999, 4.00%, 07/07/06* ......         NR, A-1+           13,400,000         13,400,000
   Illinois Dev. Fin. Auth. Rev. VRDB, (Radiological Society Proj.)
    LOC American NB & T, Ser. 1997, 4.05%, 07/07/06* ...............         NR, A-1+            1,870,000          1,870,000
   Illinois Educ. Fac. Auth. Rev. VRDB, (ACI / Cultural Pooled
    Financing Proj.) LOC American NB & T, Ser. 1998, 4.02%,
    07/07/06* ......................................................         NR, A-1+            6,325,000          6,325,000
   Illinois Health Fac. Auth. TECP (Evanston Hospital Corp.) Ser.
    1995, 3.69%, 10/05/06 ..........................................       VMIG-1, A-1+          4,000,000          4,000,000
   Illinois Health Fac. Auth. TECP (Evanston Hospital Corp.) Ser.
    1996, 3.50%, 07/06/06 ..........................................       VMIG-1, A-1+          6,000,000          6,000,000
   lllinois Health Fac. Auth. VRDB (Evanston Hospital Corp.) Ser.
    1992, 3.75%, 10/12/06* .........................................       VMIG-1, A-1+          5,000,000          5,000,000
                                                                                                              ---------------
                                                                                                                   36,595,000
                                                                                                              ---------------
  INDIANA -- 3.0%
   Mt. Vernon, ID PCRB VRDB (General Electric Co. Project)
    Ser. 2004, 3.93%, 07/03/06* ....................................       VMIG-1, A-1+         12,800,000         12,800,000
                                                                                                              ---------------
  KANSAS -- 1.2%
   Wamego, KS PCRB VRDB (Utilicorp United, Inc. Proj.)
    LOC Bank One, NA, Ser. 1996, 4.04%, 07/07/06* ..................         P-1, A-1+           5,000,000          5,000,000
                                                                                                              ---------------
  KENTUCKY -- 0.4%
   County of Breckinridge, KY Lease Prog. Rev. VRDB
    (Kentucky Assoc. of Counties Leasing Trust)
    Ser. 2002A, 4.03%, 07/03/06* ...................................        VMIG-1, NR           1,640,000          1,640,000
                                                                                                              ---------------
  MARYLAND -- 1.8%
   Baltimore County, MD TECP, 3.59%, 08/11/06 ......................         P-1, A-1+           5,000,000          5,000,000
   Maryland Health & Higher Educ. TECP,
    (Johns Hopkins University) 3.60%, 09/08/06 .....................         P-1, A-1+           2,713,000          2,713,000
                                                                                                              ---------------
                                                                                                                    7,713,000
                                                                                                              ---------------
  MASSACHUSETTS -- 3.0%
   Commonwealth of Massachusetts Gen. Oblig. VRDB, Central
    Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000,
    Ser. B, 3.98%, 07/03/06* .......................................       VMIG-1, A-1+          3,170,000          3,170,000

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS / TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                            MOODY'S/S&P        PRINCIPAL           VALUE
                                                                             RATINGS 1          AMOUNT           (NOTE 2)
                                                                          ---------------    -------------    ---------------
  MASSACHUSETTS (CONTINUED)
   Massachusetts State Gen. Oblig. Ltd. VRDB, High. Improvements,
    Ser. A, 3.98%, 07/03/06* .......................................       VMIG-1, A-1+      $   9,600,000    $     9,600,000
                                                                                                              ---------------
                                                                                                                   12,770,000
                                                                                                              ---------------
  MISSISSIPPI -- 2.2%
   Jackson County, MS Port Fac. Rev. VRDB (Chevron U.S.A, Inc.
    Proj.), Ser. 1993, 4.04%, 07/03/06* ............................          P-1, NR            9,500,000          9,500,000
                                                                                                              ---------------
  MISSOURI -- 5.7%
   Missouri Health & Educ. Fac. Auth. VRDB (Washington Univ. Proj.),
    Ser. 1996A, 4.02%, 07/01/06* ...................................       VMIG-1, A-1+          8,490,000          8,490,000
   Missouri Health & Educ. Fac. Auth. Rev. VRDB (Washington Univ.
    Proj.), Ser. 1996-B, 4.02%, 07/03/06* ..........................       VMIG-1, A-1+          5,405,000          5,405,000
   Missouri Health & Educ. Fac. Auth. VRDB (BJC Health Systems)
    Ser. 2005B, 4.03%, 07/03/06* ...................................       VMIG-1, A-1+         10,900,000         10,900,000
                                                                                                              ---------------
                                                                                                                   24,795,000
                                                                                                              ---------------
  NEBRASKA -- 2.1%
   Omaha Public Power Dist. TECP, 3.50%, 08/10/06 ..................         P-1, A-1+           9,000,000          9,000,000
                                                                                                              ---------------
  NEVADA -- 1.9%
   Clark County, NV Highway Rev. TECP, 3.50%, 08/09/06 .............         P-1, A-1+           8,300,000          8,300,000
                                                                                                              ---------------
  NEW MEXICO -- 0.5%
   Hurley, NM PCRB, VRDB (BP Corp.) Ser. 1985,
    3.99%, 07/03/06* ...............................................         P-1, A-1+           1,980,000          1,980,000
                                                                                                              ---------------
  NEW YORK -- 2.6%
   New York, NY City Municipal Water Fin. Auth. TECP, Ser. 5,
    3.65%, 08/17/06 ................................................         P-1, A-1+           5,000,000          5,000,000
   New York, NY Gen. Oblig. VRDB, Series I-6, 3.98%, 07/03/06* .....       VMIG-1, A-1+          6,400,000          6,400,000
                                                                                                              ---------------
                                                                                                                   11,400,000
                                                                                                              ---------------
  OKLAHOMA -- 0.4%
   Tulsa County, OK Ind. Auth. VRDB (Montereau in Warren Woods
    Proj.) LOC BNP Paribas, Ser. 2002A, 3.99%, 07/03/06*............         NR, A-1+            1,830,000          1,830,000
                                                                                                              ---------------
  PENNSYLVANIA -- 1.0%
   Beaver County, PA Ind. Dev. Auth. PCRB, VRDB
    (Atlantic Richfield Co. Proj.) Ser. 1995, 3.98%, 07/07/06* .....       VMIG-1, A-1+          4,200,000          4,200,000
                                                                                                              ---------------
  SOUTH CAROLINA -- 3.8%
   South Carolina St. Pub. Svc. Auth. TECP, 3.30%, 07/10/06 ........         P-1, A-1+           8,975,000          8,975,000
   South Carolina St. Pub. Svc. Auth. TECP, 3.65%, 08/15/06 ........         P-1, A-1+           7,300,000          7,300,000
                                                                                                              ---------------
                                                                                                                   16,275,000
                                                                                                              ---------------
  TENNESSEE -- 7.7%
   City of Memphis, TN Gen. Oblig. TECP, 3.63%, 08/09/06 ...........         P-1, A-1+           9,000,000          9,000,000
   City of Memphis, TN Gen. Oblig. TECP, 3.68%, 08/10/06 ...........         P-1, A-1+           5,000,000          5,000,000

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS / TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                            MOODY'S/S&P        PRINCIPAL           VALUE
                                                                             RATINGS 1          AMOUNT           (NOTE 2)
                                                                          ---------------    -------------    ---------------
  TENNESSEE (CONTINUED)
   Clarksville, TN Public Bldg. Auth. Rev, VRDB
    (Tennessee Municipal Bond Fund Proj,) LOC Bank of America,
    Ser. 2004, 4.05%, 07/03/06* ....................................        VMIG-1, NR       $     300,000    $       300,000
   Clarksville, TN Public Bldg. Auth. Rev. VRDB, (Tennessee
    Municipal Bond Fund Proj.) LOC Bank of America, Ser. 1984,
    4.00%, 07/07/06* ...............................................         NR, A-1+            1,945,000          1,945,000
   Clarksville, TN Public Bldg. Auth. Rev. VRDB, (Tennessee
    Municipal Bond Fund Proj.) LOC Bank of America, Ser. 1995,
    4.00%, 07/07/06* ...............................................         NR, A-1+              900,000            900,000
   Clarksville, TN Public Bldg. Auth. Rev. VRDB, (Tennessee
    Municipal Bond Fund Proj.) Ser. 2001, 4.05%, 07/03/06* .........        VMIG-1, NR             315,000            315,000
   Clarksville, TN Public Bldg. Auth. Rev. VRDB, (Tennessee
    Municipal Bond Fund Proj.) LOC Bank of America, Ser. 2003,
    4.05%, 07/03/06* ...............................................        VMIG-1, NR             750,000            750,000
   Nashville & Davidson County, TN Health & Educ. Facs, VRDB
    (Vanderbilt University), Ser. 2005 A-1, 3.95%, 07/06/06* .......       VMIG-1, A-1+         15,000,000         15,000,000
                                                                                                              ---------------
                                                                                                                   33,210,000
                                                                                                              ---------------
  TEXAS -- 18.5%
   Board of Regents of Texas A&M Univ. System TECP, Ser. B,
    3.51%, 07/19/06 ................................................         P-1, A-1+           3,700,000          3,700,000
   Board of Regents of Texas A&M Univ. System TECP,
    3.57%, 08/11/06 ................................................         P-1, A-1+           5,200,000          5,200,000
   City of Brownsville TX Utilities System TECP, Ser. A, 3.65%,
    07/28/06 .......................................................         P-1, A-1+          10,000,000         10,000,000
   City of Houston Gen. Oblig. TECP, 3.50%, 07/13/06 ...............         P-1, A-1+          10,000,000         10,000,000
   City of San Antonio, TX Electric and Gas Sys.TECP,
    3.45%, 07/14/06 ................................................         P-1, A-1+           1,850,000          1,850,000
   Dallas, TX Area Rapid Transit Auth. Senior Subordinate Lien Sales
    Tax Rev. TECP, Series 2001, 3.73%, 09/07/06 ....................         P-1, A-1+           8,000,000          8,000,000
   Dallas, TX Area Rapid Transit Auth., TECP, 3.52%, 08/08/06 ......         P-1, A-1+           7,000,000          7,000,000
   Harris County, TX Gen. Oblig. TECP, 3.60%, 07/03/06 .............         P-1, A-1+           5,000,000          5,000,000
   Harris County, TX Health Fac. Dev. Corp. VRDB (St. Luke's
    Episcopal Hosp Proj.), Ser. 2001B, 4.03%, 07/03/06* ............         P-1, A-1+           3,700,000          3,700,000
   North Central, TX Health Fac. Dev. Corp. Rev. VRDB (Methodist
    Hospitals of Dallas Proj.) Ser. 1985B (MBIA), 3.99%, 07/03/06* .         Aaa, A-1            1,570,000          1,570,000
   Port Arthur Navigation Dist. of Jefferson County, TX PCRB VRDB
    (Texaco, Inc. Proj.) Ser. 1994, 4.04%, 07/03/06* ...............       VMIG-1, A-1+          1,210,000          1,210,000
   San Antonio, TX Educ. Fac. Corp., Higher Education Rev. Ref.
    VRDB (Trinity University), 4.03%, 07/01/06* ....................         NR, A-1+            1,700,000          1,700,000
   State of Texas Pub. Finance Auth. TECP, 3.58%, 08/04/06 .........         P-1, A-1+           7,000,000          7,000,000
   University of Texas TECP, 3.35%, 07/12/06 .......................       VMIG-1, A-1+         13,700,000         13,700,000
                                                                                                              ---------------
                                                                                                                   79,630,000
                                                                                                              ---------------
  UTAH -- 1.0%
    Salt Lake County, UT PCRB VRDB (Svc. Station Holdings Proj.
    BP PLC), 3.99%, 07/03/06* ......................................         P-1, A-1+           4,375,000          4,375,000
                                                                                                              ---------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS / TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                            MOODY'S/S&P        PRINCIPAL           VALUE
                                                                             RATINGS 1          AMOUNT           (NOTE 2)
                                                                          ---------------    -------------    ---------------
  WASHINGTON -- 0.9%
   Washington Health Care Fac. Auth. Lease Rev. VRDB (National
    Healthcare Research & Educ. Proj.) LOC BNP Paribas, 4.00%,
    07/07/06* ......................................................        VMIG-1, NR       $   3,900,000    $     3,900,000
                                                                                                              ---------------
  WISCONSIN -- 3.5%
   State of Wisconsin Gen. Oblig. TECP, 3.40%, 08/08/06 ............         P-1, A-1+          15,000,000         15,000,000
                                                                                                              ---------------
  WYOMING -- 2.5%
   Sweetwater Co. County, WY TECP, LOC Barclays Bank,
    3.56%, 08/04/06 ................................................         P-1, A-1+          10,975,000         10,975,000
                                                                                                              ---------------
  TOTAL MUNICIPAL BONDS (COST $431,338,000) ..............................................................        431,338,000
                                                                                                              ---------------
  TOTAL INVESTMENTS (COST $431,338,000) + -- 100.0% ......................................................    $   431,338,000
                                                                                                              ===============

----------

* Denotes a variable or floating rate security. Variable or floating rate securities are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2006. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.

1 Although certain securities are not rated (NR) by Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited..

+     Cost for Federal income tax purposes.

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

PCRB -- Pollution Control Revenue Bonds

TECP -- Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode

VRDB -- Variable Rate Demand Bonds

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                                                   PRIME        U.S. GOVERNMENT      TAX-EXEMPT
                                                                MONEY MARKET     MONEY MARKET       MONEY MARKET
                                                                    FUND             FUND               FUND
                                                               --------------   ---------------    --------------
ASSETS:
Investment in securities, at value* ........................   $2,673,793,065   $   880,140,925    $  431,338,000
Cash .......................................................               75                73            89,750
Interest receivable ........................................       13,766,038         2,869,933         1,536,712
Other assets ...............................................          143,579            43,142            23,985
                                                               --------------   ---------------    --------------
Total assets ...............................................    2,687,702,757       883,054,073       432,988,447
                                                               --------------   ---------------    --------------
LIABILITIES:
Dividend payable ...........................................        9,853,701         3,059,660         1,009,398
Accrued advisory fee .......................................          716,948           261,082           129,015
Other accrued expenses .....................................          895,405           347,434           193,645
                                                               --------------   ---------------    --------------
Total liabilities ..........................................       11,466,054         3,668,176         1,332,058
                                                               --------------   ---------------    --------------
NET ASSETS .................................................   $2,676,236,703   $   879,385,897    $  431,656,389
                                                               ==============   ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital ............................................   $2,676,209,573   $   879,372,658    $  431,656,389
Undistributed net investment income ........................           27,130            13,239                --
                                                               --------------   ---------------    --------------
NET ASSETS .................................................   $2,676,236,703   $   879,385,897    $  431,656,389
                                                               ==============   ===============    ==============
NET ASSETS BY SHARE CLASS:
   Institutional Shares 1 ..................................   $   11,985,803   $     3,479,857    $   13,209,880
   Service Shares ..........................................    2,664,250,900       875,906,040       418,446,509
                                                               --------------   ---------------    --------------
                                                               $2,676,236,703   $   879,385,897    $  431,656,389
                                                               ==============   ===============    ==============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   ($0.01 par value, unlimited authorized shares):
   Institutional Shares 1 ..................................       11,985,499         3,479,857        13,209,774
   Service Shares ..........................................    2,664,223,819       875,888,148       418,452,586

PER SHARE:
Institutional Shares 1 .....................................   $         1.00   $          1.00    $         1.00
                                                               --------------   ---------------    --------------
Service Shares .............................................   $         1.00   $          1.00    $         1.00
                                                               --------------   ---------------    --------------

----------

*Investments at cost .......................................   $2,673,793,065   $   880,140,925    $  431,338,000

1     Formerly, Investor Shares

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2006

                                                                   PRIME        U.S. GOVERNMENT      TAX-EXEMPT
                                                                MONEY MARKET     MONEY MARKET       MONEY MARKET
                                                                    FUND             FUND               FUND
                                                               --------------   ---------------    --------------
INVESTMENT INCOME:
   Interest Income .........................................   $  106,644,544   $    32,931,976    $   11,381,379
                                                               --------------   ---------------    --------------
EXPENSES:
   Advisory fees ...........................................        8,149,351         2,883,493         1,400,105
   Administration and accounting fees ......................        1,222,172           537,973           296,613
   Custody fees ............................................          242,376            83,408            41,635
   Transfer agent fees .....................................          438,809           144,115            58,356
   Distribution fees -- Institutional Shares 1 .............            5,381             3,529            11,851
   Shareholder service fees -- Service Shares ..............        6,180,986         1,938,703           913,126
   Professional fees .......................................          115,161            84,046            65,649
   Reports to shareholders .................................          126,285            42,626            26,942
   Registration fees .......................................           37,460            24,593            21,768
   Trustees' fees ..........................................           18,795            18,724            18,798
   Compliance services .....................................          273,488            87,855            43,029
   Other ...................................................          350,222           162,130            58,290
                                                               --------------   ---------------    --------------
      Total expenses before fee waivers and
         expense reimbursements ............................       17,160,486         6,011,195         2,956,162
      Sub-administration and accounting fees waived ........          (10,316)          (10,351)           (9,964)
                                                               --------------   ---------------    --------------
         Total expenses, net ...............................       17,150,170         6,000,844         2,946,198
                                                               --------------   ---------------    --------------
   Net investment income ...................................       89,494,374        26,931,132         8,435,181
                                                               --------------   ---------------    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......   $   89,494,374   $    26,931,132    $    8,435,181
                                                               ==============   ===============    ==============

----------

1     Formerly, Investor Shares

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   PRIME
                                                                MONEY MARKET                        U.S. GOVERNMENT
                                                                    FUND                           MONEY MARKET FUND
                                                     ----------------------------------    ----------------------------------
                                                           FOR FISCAL YEARS ENDED                FOR FISCAL YEARS ENDED
                                                                  JUNE 30,                              JUNE 30,
                                                     ----------------------------------    ----------------------------------
                                                          2006               2005               2006               2005
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................   $    89,494,374    $    31,045,502    $    26,931,132    $    11,228,356
                                                     ---------------    ---------------    ---------------    ---------------
Net increase in net assets resulting
   from operations ...............................        89,494,374         31,045,502         26,931,132         11,228,356
                                                     ---------------    ---------------    ---------------    ---------------
Distributions to shareholders from:
   Net investment income:
      Institutional Shares 1 .....................          (327,355)          (169,099)          (138,784)           (70,373)
      Service Shares .............................       (89,167,019)       (30,876,403)       (26,792,348)       (11,157,983)
                                                     ---------------    ---------------    ---------------    ---------------
Total distributions ..............................       (89,494,374)       (31,045,502)       (26,931,132)       (11,228,356)
                                                     ---------------    ---------------    ---------------    ---------------
Fund Share transactions (Note 4):
   Proceeds from shares sold .....................     6,051,821,563      4,265,181,113      2,760,173,522      3,293,617,529
   Cost of shares issued on
      reinvestment of distributions ..............         5,832,304          1,723,256            240,327             87,915
   Cost of shares redeemed .......................    (5,590,109,816)    (4,073,997,819)    (2,626,480,366)    (3,414,458,690)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   from Fund share transactions ..................       467,544,051        192,906,550        133,933,483       (120,753,246)
                                                     ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets ..........       467,544,051        192,906,550        133,933,483       (120,753,246)
NET ASSETS:
   Beginning of year .............................     2,208,692,652      2,015,786,102        745,452,414        866,205,660
                                                     ---------------    ---------------    ---------------    ---------------
   End of year ...................................   $ 2,676,236,703    $ 2,208,692,652    $   879,385,897    $   745,452,414
                                                     ===============    ===============    ===============    ===============
Undistributed net investment income ..............   $        27,130    $            --    $        13,239    $            --
                                                     ---------------    ---------------    ---------------    ---------------

----------

1     Formerly, Investor Shares

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 TAX-EXEMPT
                                                             MONEY MARKET FUND
                                                     ----------------------------------
                                                           FOR FISCAL YEARS ENDED
                                                                  JUNE 30,
                                                     ----------------------------------
                                                          2006               2005
                                                     ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .........................   $     8,435,181    $     4,108,786
                                                     ---------------    ---------------
Net increase in net assets resulting
   from operations ...............................         8,435,181          4,108,786
                                                     ---------------    ---------------
Distributions to shareholders from:
   Net investment income:
      Institutional Shares 1 .....................          (302,559)          (463,158)
      Service Shares .............................        (8,132,622)        (3,645,628)
                                                     ---------------    ---------------
Total distributions ..............................        (8,435,181)        (4,108,786)
                                                     ---------------    ---------------
Fund share transactions (Note 4):
   Proceeds from shares sold .....................     1,485,961,407      1,259,901,825
   Cost of shares issued on
      reinvestment of distributions ..............            95,034             44,092
   Cost of shares redeemed .......................    (1,413,733,354)    (1,371,692,471)
                                                     ---------------    ---------------
Net increase (decrease) in net assets
   from Fund share transactions ..................        72,323,087       (111,746,554)
                                                     ---------------    ---------------
Total increase (decrease) in net assets ..........        72,323,087       (111,746,554)
NET ASSETS:
   Beginning of year .............................       359,333,302        471,079,856
                                                     ---------------    ---------------
   End of year ...................................   $   431,656,389    $   359,333,302
                                                     ===============    ===============

----------

1     Formerly, Investor Shares

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

      The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        ---------------------------------------------------------------------
PRIME MONEY MARKET FUND -- INSTITUTIONAL SHARES 1          2006           2005           2004          2003           2002
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ----------     ----------     ----------    ----------     ----------
INVESTMENT OPERATIONS:
   Net investment income ............................         0.04           0.02           0.01          0.01           0.02
                                                        ----------     ----------     ----------    ----------     ----------
DISTRIBUTIONS:
   From net investment income .......................        (0.04)         (0.02)         (0.01)        (0.01)         (0.02)
   From net realized gain ...........................           --             --             --            --             -- 2
                                                        ----------     ----------     ----------    ----------     ----------
      Total distributions ...........................        (0.04)         (0.02)         (0.01)        (0.01)         (0.02)
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- END OF YEAR ......................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ==========     ==========     ==========    ==========     ==========
TOTAL RETURN ........................................         3.82%          1.74%          0.58%         1.07%          2.26%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses: ........................................         0.51%          0.50%          0.53%         0.51%          0.43%
   Net investment income ............................         3.70%          1.65%          0.59%         1.10%          2.54%
Net assets at the end of year (000 omitted) .........   $   11,986     $    6,683     $   14,105    $   28,937     $   43,314

----------

1     Formerly, Investor Shares

2     Less than $0.01 per share.

3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I -- Prime Money Market Series (the "Series"). Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        ---------------------------------------------------------------------
PRIME MONEY MARKET FUND -- SERVICE SHARES                  2006           2005           2004          2003           2002
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ----------     ----------     ----------    ----------     ----------
INVESTMENT OPERATIONS:
   Net investment income ............................         0.04           0.01             -- 1        0.01           0.02
                                                        ----------     ----------     ----------    ----------     ----------
DISTRIBUTIONS:
   From net investment income .......................        (0.04)         (0.01)            -- 1       (0.01)         (0.02)
   From net realized gain ...........................           --             --             --            --             -- 1
                                                        ----------     ----------     ----------    ----------     ----------
      Total distributions ...........................        (0.04)         (0.01)            --         (0.01)         (0.02)
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- END OF YEAR ......................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ==========     ==========     ==========    ==========     ==========
TOTAL RETURN ........................................         3.63%          1.48%          0.39%         0.87%          1.95%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 2
   Expenses: ........................................         0.69%          0.74%          0.73%         0.72%          0.72%
   Net investment income ............................         3.61%          1.48%          0.39%         0.86%          1.91%
Net assets at the end of year (000 omitted) .........   $2,664,251     $2,201,829     $2,001,681    $2,354,190     $2,358,034

----------

1     Less than $0.01 per share.

2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I -- Prime Money Market Series (the "Series"). Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        ---------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND --
   INSTITUTIONAL SHARES 1                                  2006           2005           2004          2003           2002
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ----------     ----------     ----------    ----------     ----------
INVESTMENT OPERATIONS:
   Net investment income ............................         0.04           0.02           0.01          0.01           0.02
                                                        ----------     ----------     ----------    ----------     ----------
DISTRIBUTIONS:
   From net investment income .......................        (0.04)         (0.02)         (0.01)        (0.01)         (0.02)
   From net realized gain ...........................           --             --             --            --             -- 2
                                                        ----------     ----------     ----------    ----------     ----------
      Total distributions ...........................        (0.04)         (0.02)         (0.01)        (0.01)         (0.02)
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- END OF YEAR ......................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ==========     ==========     ==========    ==========     ==========
TOTAL RETURN ........................................         3.66%          1.63%          0.53%         0.95%          2.02%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses: ........................................         0.61%          0.59%          0.58%         0.57%          0.54%
   Net investment income ............................         3.58%          1.44%          0.53%         0.93%          2.37%
Net assets at the end of year (000 omitted) .........   $    3,480     $    3,939     $   33,892    $   34,252     $   23,576

----------

1     Formerly, Investor Shares.

2     Less than $0.01 per share.

3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I -- U.S. Government Series (the "Series"). Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        ---------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND -- SERVICE SHARES        2006           2005           2004          2003           2002
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ----------     ----------     ----------    ----------     ----------
INVESTMENT OPERATIONS:
   Net investment income ............................         0.03           0.01             -- 1        0.01           0.02
                                                        ----------     ----------     ----------    ----------     ----------
DISTRIBUTIONS:
   From net investment income .......................        (0.03)         (0.01)            -- 1       (0.01)         (0.02)
   From net realized gain ...........................           --             --             --            --             -- 1
                                                        ----------     ----------     ----------    ----------     ----------
      Total distributions ...........................        (0.03)         (0.01)            --         (0.01)         (0.02)
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- END OF YEAR ......................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ==========     ==========     ==========    ==========     ==========
TOTAL RETURN ........................................         3.49%          1.41%          0.33%         0.75%          1.79%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA: 2
   Expenses: ........................................         0.77%          0.79%          0.78%         0.77%          0.78%
   Net investment income ............................         3.45%          1.39%          0.33%         0.76%          1.78%
Net assets at the end of year (000 omitted) .........   $  875,906     $  741,514     $  832,314    $  929,538     $  974,914

----------

1     Less than $0.01 per share.

2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I -- U.S. Government Series (the "Series"). Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        ---------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND --
   INSTITUTIONAL SHARES 1                                  2006           2005           2004          2003           2002
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ----------     ----------     ----------    ----------     ----------
INVESTMENT OPERATIONS:
   Net investment income ............................         0.02           0.01             -- 2        0.01           0.01
                                                        ----------     ----------     ----------    ----------     ----------
DISTRIBUTIONS:
   From net investment income .......................        (0.02)         (0.01)            -- 2       (0.01)         (0.01)
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- END OF YEAR ......................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ==========     ==========     ==========    ==========     ==========
TOTAL RETURN ........................................         2.39%          1.16%          0.41%         0.73%          1.30%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses: ........................................         0.63%          0.64%          0.58%         0.57%          0.56%
   Net investment income ............................         2.30%          0.98%          0.42%         0.72%          1.49%
Net assets at the end of year (000 omitted) .........   $   13,210     $   13,084     $   46,990    $   23,382     $   29,597

----------

1     Formerly, Investor Shares.

2     Less than $0.01 per share.

3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I -- Tax-Exempt Series (the "Series"). Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        ---------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND -- SERVICE SHARES             2006           2005           2004          2003           2002
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- BEGINNING OF YEAR ................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ----------     ----------     ----------    ----------     ----------
INVESTMENT OPERATIONS:
   Net investment income ............................         0.02           0.01             -- 1        0.01           0.01
                                                        ----------     ----------     ----------    ----------     ----------
DISTRIBUTIONS:
   From net investment income .......................        (0.02)         (0.01)            -- 1       (0.01)         (0.01)
                                                        ----------     ----------     ----------    ----------     ----------
NET ASSET VALUE -- END OF YEAR ......................   $     1.00     $     1.00     $     1.00    $     1.00     $     1.00
                                                        ==========     ==========     ==========    ==========     ==========
TOTAL RETURN ........................................         2.23%          0.98%          0.21%         0.52%          1.09%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA: 2
   Expenses: ........................................         0.78%          0.80%          0.79%         0.78%          0.78%
   Net investment income ............................         2.23%          0.96%          0.20%         0.52%          1.08%
Net assets at the end of year (000 omitted) .........   $  418,447     $  346,249     $  424,089    $  525,522     $  493,767

----------

1     Less than $0.01 per share.

2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I -- Tax-Exempt Series (the "Series"). Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS. WT Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the "Trustees") to establish series of shares, each of which constitutes a series separate and distinct from the shares of other series. As of June 30, 2006, the Trust offered 27 series, three of which are included in these financial statements. The three series are as follows: Wilmington Prime Money Market Fund, ("Prime Money Market Fund"), Wilmington U.S. Government Money Market Fund, ("U.S. Government Money Market Fund") and Wilmington Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund") (each, a "Fund" and collectively, the "Funds").

      Each Fund offers two classes of shares:  Service Shares and  Institutional
      Shares. All classes of shares have identical voting, dividend and liquidation rights. Service Shares are offered to investors who use a financial intermediary to process transactions with the Funds and are subject to a shareholder servicing fee. Prior to June 23, 2006, the Institutional Shares were known as the Investor Shares and were subject to a Rule 12b-1 distribution fee. The Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") was terminated for each Fund's Share Class on May 25, 2006.

      Effective July 1, 2005, each Fund's investment structure was changed from a master-feeder structure to a stand-alone mutual fund, whereby each Fund directly invests in securities. The restructuring was accomplished through a redemption by each Fund of its investment in its corresponding master fund, whereby the master fund distributed to the Fund its pro rata portion of assets and liabilities in a tax-free, in-kind distribution. No change in the investment adviser, its services or fees occurred as a result of the restructuring.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

      SECURITY VALUATION. Each Fund values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

      FEDERAL INCOME TAXES. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

      CLASS ACCOUNTING. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

      REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

      DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, will be declared and paid annually.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as the investment adviser to each Fund. For its services, RSMC receives an advisory fee at an annualized rate of 0.37% of each Fund's first $1 billion of average daily net assets; 0.33% of each Fund's next $500 million of average daily net assets; 0.30% of each Fund's next $500 million of average daily net assets; and 0.27% of each Fund's average daily net assets in excess of $2 billion. Wilmington Trust Investment Management, LLC ("WTIM"), also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      The Funds' Chief Compliance Officer is employed and compensated by RSMC. Effective May 1, 2006, RSMC provides compliance services to the Funds pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. Prior to May 1, 2006, RSMC provided compliance services to the Funds pursuant to a Compliance, Support and Recordkeeping Services Agreement. For those services, RSMC received a service fee at an annual rate of 0.012% of each Fund's average daily net assets plus an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. The fees for these services for the fiscal year ended June 30, 2006 are shown separately on the statements of operations.

      Effective May 1, 2006, RSMC provides administrative services to the Funds pursuant to an Administration Agreement. For these services, the Trust pays RSMC a fee at the annual rate of 0.0185% of the Trust's first $2 billion of total aggregate daily net assets; 0.0175% of the Trust's next $2 billion of total aggregate daily net assets; 0.0125% of the Trust's next $2 billion of total aggregate daily net assets and 0.0080% of the Trust's total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the year ended June 30, 2006 amounted

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

      to $72,885, $22,521 and $11,301 for the Prime Money Market, U.S. Government Money Market and Tax-Exempt Funds, respectively.

      PFPC Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Funds.

      COMPENSATION OF TRUSTEES AND OFFICERS. Except for the Funds' Chief Compliance Officer, Trustees and Officers of the Funds who are employees or officers of RSMC or WTIM do not receive any compensation from the Funds. Trustees of the Funds, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Funds. Under a Deferred Compensation Plan (the "Plan") adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees' fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

      Prior to May 25, 2006, the Institutional Shares of each Fund had in place a distribution plan pursuant to Rule 12b-1 under 1940 Act that allowed a Fund to pay a fee for the sale and distribution of Institutional Shares, and for services provided to Institutional Shares shareholders. While the 12b-1 Plan provided for the reimbursement of up to an annual rate of 0.20% of each Fund's average daily net assets of the Institutional Shares, the Board of Trustees had limited the annual payments to 0.10% of average daily net assets. The 12b-1 Plan was terminated on May 25, 2006.

      The Service Shares of each Fund have in place a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of each Fund's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

      Wilmington Trust Company ("WTC"), an affiliate of RSMC, serves as custodian to the Funds and PFPC Trust Company serves as sub-custodian to the Funds. The Funds pay WTC for its services as custodian and WTC pays PFPC Trust Company for its services as sub-custodian. The fees for these services for the year ended June 30, 2006, are shown separately in each Fund's statement of operations.

4. CAPITAL SHARE TRANSACTIONS. Transactions in shares of capital stock for the fiscal year ended June 30, 2006 for the Institutional Shares and Service Shares were as follows.

                                                                 INSTITUTIONAL SHARES 1                    SERVICE SHARES
                                                           ----------------------------------    ----------------------------------
                                                               SHARES             DOLLARS            SHARES             DOLLARS
                                                           ---------------    ---------------    ---------------    ---------------
      PRIME MONEY MARKET FUND
      Sold .............................................        87,454,400    $    87,454,400      5,964,367,163    $ 5,964,367,163
      Issued on reinvestment of distributions ..........           190,770            190,770          5,641,534          5,641,534
      Redeemed .........................................       (82,522,797)       (82,522,797)    (5,507,587,019)    (5,507,587,019)
                                                           ---------------    ---------------    ---------------    ---------------
      Net increase .....................................         5,122,373    $     5,122,373        462,421,678    $   462,421,678
                                                           ===============    ===============    ===============    ===============

      U.S. GOVERNMENT MONEY MARKET FUND
      Sold .............................................         1,935,822    $     1,935,822      2,758,237,700    $ 2,758,237,700
      Issued on reinvestment of distributions ..........            38,453             38,453            201,874            201,874
      Redeemed .........................................        (2,433,103)        (2,433,103)    (2,624,047,263)    (2,624,047,263)
                                                           ---------------    ---------------    ---------------    ---------------
      Net increase (decrease) ..........................          (458,828)   $      (458,828)       134,392,311    $   134,392,311
                                                           ===============    ===============    ===============    ===============

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL SHARES 1                    SERVICE SHARES
                                                           ----------------------------------    ----------------------------------
                                                               SHARES             DOLLARS            SHARES             DOLLARS
                                                           ---------------    ---------------    ---------------    ---------------
      TAX-EXEMPT MONEY MARKET FUND
      Sold .............................................       308,683,174    $   308,683,174      1,177,278,233    $ 1,177,278,233
      Issued on reinvestment of distributions ..........            18,909             18,909             76,125             76,125
      Redeemed .........................................      (308,584,879)      (308,584,879)    (1,105,148,475)    (1,105,148,475)
                                                           ---------------    ---------------    ---------------    ---------------
      Net increase .....................................           117,204    $       117,204         72,205,883    $    72,205,883
                                                           ===============    ===============    ===============    ===============

----------

1     Formerly, Investor Shares

      Transactions in shares of capital stock for the year ended June 30, 2005 for the Institutional Shares and Service Shares were as follows.

                                                                 INSTITUTIONAL SHARES 1                    SERVICE SHARES
                                                           ----------------------------------    ----------------------------------
                                                               SHARES             DOLLARS            SHARES             DOLLARS
                                                           ---------------    ---------------    ---------------    ---------------
      PRIME MONEY MARKET FUND
      Sold .............................................        85,960,074    $    85,960,074      4,179,221,039    $ 4,179,221,039
      Issued on reinvestment of distributions ..........            68,535             68,535          1,654,721          1,654,721
      Redeemed .........................................       (93,270,649)       (93,270,649)    (3,980,727,170)    (3,980,727,170)
                                                           ---------------    ---------------    ---------------    ---------------
      Net increase (decrease) ..........................        (7,242,040)   $    (7,242,040)       200,148,590    $   200,148,590
                                                           ===============    ===============    ===============    ===============

      U.S. GOVERNMENT MONEY MARKET FUND
      Sold .............................................         1,593,523    $     1,593,523      3,292,024,006    $ 3,292,024,006
      Issued on reinvestment of distributions ..........            17,810             17,810             70,105             70,105
      Redeemed .........................................       (31,564,072)       (31,564,072)    (3,382,894,618)    (3,382,894,618)
                                                           ---------------    ---------------    ---------------    ---------------
      Net decrease .....................................       (29,952,739)   $   (29,952,739)       (90,800,507)   $   (90,800,507)
                                                           ===============    ===============    ===============    ===============

      TAX-EXEMPT MONEY MARKET FUND
      Sold .............................................       425,953,881    $   425,953,881        833,947,944    $   833,947,944
      Issued on reinvestment of distributions ..........             7,902              7,902             36,190             36,190
      Redeemed .........................................      (459,867,842)      (459,867,842)      (911,824,629)      (911,824,629)
                                                           ---------------    ---------------    ---------------    ---------------
      Net decrease .....................................       (33,906,059)   $   (33,906,059)       (77,840,495)   $   (77,840,495)
                                                           ===============    ===============    ===============    ===============

----------

1     Formerly, Investor Shares

5. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as "ordinary income" for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences due to timing of recognition of income or gain do not require such reclassification. At June 30, 2006, the following reclassifications were made within the capital accounts to reflect permanent differences.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                PRIME MONEY      U.S. GOVERNMENT
                                                                MARKET FUND     MONEY MARKET FUND
                                                                -----------     -----------------
      Paid-in capital....................................       $      108         $       --
      Undistributed net investment income................           27,130             13,239
      Accumulated net realized gain (loss) on investments          (27,238)           (13,239)

      The tax character of distributions paid for the years ended June 30, 2006 and 2005 were as follows:

                                                                                      U.S. GOVERNMENT      TAX-EXEMPT
                                                                      PRIME MONEY       MONEY MARKET      MONEY MARKET
                                                                      MARKET FUND           FUND              FUND
                                                                     --------------   ---------------    --------------
      YEAR ENDED JUNE 30, 2006
      Ordinary income ............................................   $   89,494,374    $   26,931,132    $           --
      Tax-exempt income ..........................................               --                --         8,435,181

      YEAR ENDED JUNE 30, 2005
      Ordinary income ............................................   $   31,045,502    $   11,228,356    $           --
      Tax-exempt income ..........................................               --                --         4,108,786

      As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

                                                                                      U.S. GOVERNMENT      TAX-EXEMPT
                                                                      PRIME MONEY       MONEY MARKET      MONEY MARKET
                                                                      MARKET FUND           FUND              FUND
                                                                     --------------   ---------------    --------------
      Undistributed ordinary income ..............................   $       37,014    $       23,125    $           --
      Undistributed tax-exempt income ............................               --                --             9,884
      Other temporary differences ................................           (9,884)           (9,886)           (9,884)
                                                                     --------------    --------------    --------------
      Total accumulated earnings .................................   $       27,130    $       13,239    $           --
                                                                     ==============    ==============    ==============

      The differences between book basis and tax basis components of accumulated earnings are primarily attributable to dividend distribution payables and deferred compensation of Trustees.

6. CREDIT RISK. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

      Approximately 18% of the investments of the Tax-Exempt Money Market Fund on June 30, 2006, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

7. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund and Wilmington Tax-Exempt Money Market Fund (the "Funds") (three of the series constituting WT Mutual Fund) as of June 30, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund and Wilmington Tax-Exempt Money Market Fund series of WT Mutual Fund at June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 11, 2006

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Funds paid tax-exempt income distributions during the fiscal year ended June 30, 2006 as follows:

                                                            TAX-EXEMPT
                                                              INCOME
                                                          --------------
        Prime Money Market Fund ......................    $           --
        U.S. Government Money Market Fund ............                --
        Tax-Exempt Money Market Fund .................         8,435,181

In January 2007, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2006, including any distributions paid between June 30, 2006 and December 31, 2006.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

WT  Mutual  Fund  (the  "Trust")  is  governed  by  a  Board  of  Trustees  (the
"Trustees"). The primary responsibility of the Trustees of the Trust is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

The following table presents certain information regarding the Trustees and Officers of the Trust. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it related to the Trust is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and is available, without charge, upon request, by calling (800) 336-9970 or by visiting the Funds' website at www.wilmingtonfunds.com.

INTERESTED TRUSTEES

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                               PRINCIPAL              FUND             OTHER
                            POSITION(S)       TERM OF OFFICE AND             OCCUPATION(S)           COMPLEX       DIRECTORSHIPS
        NAME AND             HELD WITH          LENGTH OF TIME                DURING PAST          OVERSEEN BY        HELD BY
     DATE OF BIRTH             TRUST                SERVED                     FIVE YEARS            TRUSTEE          TRUSTEE
------------------------  ---------------  -------------------------   --------------------------  -----------  --------------------
NEIL WOLFSON 1            Trustee,         Shall serve at the          Chief Investment Officer        27               None
Date of Birth: 6/64       President and    pleasure of the Board       of Wilmington Trust
                          Chief Executive  and until successor is      Investment Management,
                          Officer          elected and qualified.      LLC ("WTIM")
                                           Trustee since September     since July 2004;
                                           2005; President and         Previously, Partner with
                                           Chief Executive Officer     KPMG from 1996 to
                                           since January 2006.         2004.

ROBERT J. CHRISTIAN 2     Trustee          Shall serve until           Executive Vice President        27               None
Date of Birth: 2/49                        death, resignation or       and Chief Investment
                                           removal. Trustee            Officer of Wilmington
                                           since October 1998;         Trust Company from
                                           President and               1996 to 2005; President
                                           Chairman of the             of Rodney Square
                                           Board from October          Management Corporation
                                           1998 to January             ("RSMC") from 1996 to
                                           2006.                       2005; Vice President of
                                                                       RSMC from 2005 to
                                                                       2006.

----------

1 Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of Wilmington Trust Investment Management, LLC ("WTIM"), an affiliate of RSMC.

2 Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, an investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  TRUSTEES AND OFFICERS -- CONTINUED

--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                               PRINCIPAL              FUND             OTHER
                            POSITION(S)       TERM OF OFFICE AND             OCCUPATION(S)           COMPLEX       DIRECTORSHIPS
        NAME AND             HELD WITH          LENGTH OF TIME                DURING PAST          OVERSEEN BY        HELD BY
     DATE OF BIRTH             TRUST                SERVED                     FIVE YEARS            TRUSTEE          TRUSTEE
------------------------  ---------------  -------------------------   --------------------------  -----------  --------------------
ROBERT ARNOLD             Trustee          Shall serve until death,    Founder and co-manager,         27       First Potomac Realty
Date of Birth: 3/44                        resignation or removal.     R. H. Arnold & Co., Inc.                 Trust (real estate
                                           Trustee since May 1997.     (investment banking                      investment trust).
                                                                       company) since 1989.

DR. ERIC BRUCKER          Trustee          Shall serve until death,    Professor of Economics,         27               None
Date of Birth: 12/41                       resignation or removal.     Widener University since
                                           Trustee since October       July 2004; formerly,
                                           1999.                       Dean, School of Business
                                                                       Administration of
                                                                       Widener University from
                                                                       2001 to 2004; Dean,
                                                                       College of Business,
                                                                       Public Policy and  Health
                                                                       at  the  University of
                                                                       Maine from September 1998
                                                                       to June 2001.

NICHOLAS GIORDANO         Trustee and      Shall serve until death,    Consultant, financial           27       Kalmar Pooled
Date of Birth: 3/43       Chairman of the  resignation or removal.     services organizations                   Investment Trust;
                          Board            Trustee since October       from 1997 to present;                    Independence Blue
                                           1998; Chairman of the       Interim President, LaSalle               Cross; and IntriCon
                                           Board since January         University from 1998 to                  Corporation
                                           2006.                       1999.                                    (industrial furnaces
                                                                                                                and ovens).

LOUIS KLEIN, JR.          Trustee          Shall serve until death,    Self-employed financial         32       CRM Mutual Fund
Date of Birth: 5/35                        resignation or removal.     consultant since 1991.                   Trust (since June
                                           Trustee since October                                                2005); WHX
                                           1999.                                                                Corporation
                                                                                                                (industrial
                                                                                                                manufacturer).

CLEMENT C. MOORE, II      Trustee          Served as Trustee from      Managing Partner,               32       CRM Mutual Fund
Date of Birth: 9/44                        October 1999 until his      Mariemont Holdings,                      Trust (since June
                                           resignation in July 2006.   LLC, (real estate holding                2005).
                                                                       and development
                                                                       company) since 1980.

JOHN J. QUINDLEN          Trustee          Shall serve until death,    Retired since 1993.             27               None
Date of Birth: 5/32                        resignation or removal.
                                           Trustee since October
                                           1999.

MARK A. SARGENT           Trustee          Shall serve until death,    Dean and Professor of           27               None
Date of Birth: 4/51                        resignation or removal.     Law, Villanova University
                                           Trustee since November      School of Law since July
                                           2001.                       1997.

WILMINGTON FUNDS -- MONEY MARKET FUNDS
--------------------------------------
  TRUSTEES AND OFFICERS -- CONTINUED

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                               PRINCIPAL              FUND             OTHER
                            POSITION(S)       TERM OF OFFICE AND             OCCUPATION(S)           COMPLEX       DIRECTORSHIPS
        NAME AND             HELD WITH          LENGTH OF TIME                DURING PAST          OVERSEEN BY        HELD BY
     DATE OF BIRTH             TRUST                SERVED                     FIVE YEARS            TRUSTEE          TRUSTEE
------------------------  ---------------  -------------------------   --------------------------  -----------  --------------------
ERIC K. CHEUNG            Vice President   Shall serve at the          Vice President,                 N/A              N/A
1100 North Market Street                   pleasure of the Board       Wilmington Trust
Wilmington, DE 19890                       and until successor is      Company since 1986; and
Date of Birth: 12/54                       elected and qualified.      Vice President and
                                           Officer since October       Director, RSMC since
                                           1998.                       2001.

JOSEPH M. FAHEY, JR.      Vice President   Shall serve at the          Vice President, RSMC            N/A              N/A
1100 North Market Street                   pleasure of the Board       since 1992.
Wilmington, DE 19890                       and until successor is
Date of Birth: 1/57                        elected and qualified.
                                           Officer since November
                                           1999.

JOHN J. KELLEY            Vice President,  Shall serve at the          Vice President of RSMC          N/A              N/A
1100 North Market Street  Chief Financial  pleasure of the Board       since July 2005; Vice
Wilmington, DE 19890      Officer,         and until successor is      President of PFPC Inc.
Date of Birth: 9/59       Treasurer &      elected and qualified.      from January 2005 to July
                          Secretary        Officer since September     2005; Vice President of
                                           2005.                       Administration, 1838
                                                                       Investment Advisors, LP
                                                                       from 1999 to 2005; Chief
                                                                       Compliance Officer, 1838
                                                                       Investment Advisors, LP
                                                                       from 2004 to 2005.

WILLIAM P. RICHARDS, JR.  Vice President   Shall serve at the          Managing Director,              N/A              N/A
100 Wilshire Boulevard                     pleasure of the Board       Roxbury Capital
Suite 1000                                 and until successor is      Management LLC
Santa Monica, CA 90401                     elected and qualified.      (registered investment
Date of Birth: 11/36                       Officer since November      adviser) since 1998.
                                           2004.

ANNA M. BENCROWSKY        Chief            Shall serve at the          Chief Compliance                N/A              N/A
1100 North Market Street  Compliance       pleasure of the Board       Officer, RSMC since
Wilmington, DE 19890      Officer          and until successor is      2004; Vice President and
Date of Birth: 5/51                        elected and qualified;      Chief Compliance
                                           Officer since September     Officer, 1838 Investment
                                           2004.                       Advisors, LP from 1998
                                                                       to 2004.

WILMINGTON FUNDS -- MONEY MARKET FUNDS (UNAUDITED)
--------------------------------------------------

--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust's portfolios is available without charge on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30, 2006 is available without charge on the SEC's website listed above.

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                Mark A. Sargent
                                  Neil Wolfson
                             ----------------------

                                    OFFICERS

                            Neil Wolfson, PRESIDENT/
                            CHIEF EXECUTIVE OFFICER
                        John J. Kelley, VICE PRESIDENT/
                CHIEF FINANCIAL OFFICER/TREASURER AND SECRETARY
                          Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                    William P. Richards, Jr., VICE PRESIDENT
                  Anna M. Bencrowsky, CHIEF COMPLIANCE OFFICER
                            ------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR

                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                            ------------------------

                                   CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                             ----------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT

                                   PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                             ----------------------

THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE WILMINGTON MONEY MARKET FUNDS -- INSTITUTIONAL SHARES OR SERVICE SHARES.

WMMS-ANN-6/06

                                                                      WILMINGTON
                                                                           FUNDS

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------

          o   SHORT/INTERMEDIATE-TERM BOND

          o   BROAD MARKET BOND

          o   MUNICIPAL BOND

          o   SHORT-TERM BOND


                                     ANNUAL
                                  June 30, 2006

--------------------------------------------------------------------------------

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------

--------------------------------------------------------------------------------

CONTENTS                                                                    page

President's Message .......................................................    2

Expense Disclosure ........................................................   13

Disclosure of Portfolio Holdings ..........................................   15

Investments ...............................................................   17

Financial Statements ......................................................   35

Financial Highlights ......................................................   39

                                                                            page

Notes to Financial Statements .............................................   47

Report of Independent Registered Public Accounting Firm ...................   54

Tax Information ...........................................................   55

Trustees and Officers .....................................................   56

DESCRIPTION OF INDICES

It is not possible to invest directly in an index. All indices represented are unmanaged.

All indices include reinvestment of dividends and interest income unless otherwise noted.

LEHMAN U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, and Corporate sectors with maturities of 1 year or greater.

LEHMAN U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX is an unmanaged index of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related and Corporate sectors with a maturity range between 1 and 10 years.

LEHMAN SHORT/INTERMEDIATE MUNICIPAL INDEX is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities between 1 and 10 years and at least $7 million in outstanding principal.

LEHMAN U.S. AGGREGATE INDEX is an unmanaged index of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS and CMBS sectors.

LEHMAN U.S. TREASURY TIPS INDEX is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

LEHMAN U.S. CORPORATE HIGH-YIELD INDEX is an unmanaged index of the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.

MERRILL LYNCH 1-5 YEAR U.S. TREASURY INDEX is an unmanaged index that consists of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years.

MERRILL LYNCH 1-10 YEAR U.S. TREASURY INDEX is an unmanaged index of fixed-rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

MERRILL LYNCH U.S. TREASURY MASTER INDEX is an unmanaged index of fixed-rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

      The 12 months ended June 30, 2006, were marked by the continuation of the Federal Reserve Board's (the "Fed's") campaign to raise interest rates, an upturn in the rate of inflation, and slower economic growth. Worries about these developments led to a spike in financial market volatility during the second quarter of 2006. During that three-month stretch, small-capitalization and emerging market stocks, high-yield bonds, and commodities all experienced significant price declines as investors reined in their appetites for risk. The previous nine months--and, on balance, the Wilmington Funds' full fiscal year--proved rewarding for equity investors but challenging for bondholders.

      By the end of the 12 months, fixed-income investors may have felt as though the Fed's bid for higher interest rates would never end. The Fed raised its target for short-term rates eight more times during the period, bringing the Federal funds rate to 5.25% on June 30. (Two years earlier, the Fed's target rate stood at 1.00%.) For much of the campaign--which has featured 17 rate hikes of 0.25% each--bond yields remained essentially unchanged. That changed during our fiscal year. By June 30, 2006, the yield of the 10-year Treasury note had jumped to 5.14%, up from 3.94% on June 30, 2005. And the average yield of 10-year, AAA-rated municipal bonds had climbed to 4.14%, up from 3.45%.

      As yields increased, bond prices fell across the board, offsetting interest income and leading to negative 12-month total returns in many market segments. The Lehman U.S. Aggregate Bond Index, a proxy for taxable investment-grade bonds, returned -0.80%, and the Lehman U.S. Treasury TIPS Index returned -1.63%. The Lehman Short/Intermediate Municipal Index fared a bit better, returning 0.54%. Low-quality bonds, as measured by the Lehman U.S. Corporate High-Yield Index, returned 4.76%.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

WILMINGTON BROAD MARKET BOND, SHORT/INTERMEDIATE-TERM BOND & SHORT-TERM BOND
FUNDS

      The following comments cover the Wilmington Short/Intermediate-Term Bond Fund, the Wilmington Broad Market Bond Fund and the Wilmington Short-Term Bond Fund (the "Funds").

      The Wilmington Short/Intermediate-Term Bond Fund ("Short/Intermediate Fund") and Wilmington Broad Market Bond Fund ("Broad Market Fund") are designed to give shareholders broad exposure to the dynamics of the taxable fixed-income bond market with a stable flow of income and minimization of risk. This goal is accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The major difference between the Short/Intermediate Fund and Broad Market Fund is the exposure to interest rate risk. The Short/Intermediate Fund has the lower risk exposure to interest rates and finished the annual period with an effective duration of 3.49 years. The Broad Market Fund had an effective duration of 4.86 years at the same point in time.

      The Wilmington Short-Term Bond Fund ("Short-Term Fund") is designed to provide for a high level of current income while limiting principal value fluctuations by investing in securities with maturities or average lives that are less than five years. The Short-Term Fund is expected to invest primarily in short-term investment grade bonds, but it may invest up to 20% in securities that are below investment grade ratings by Standard & Poor's or Moody's. As of June 30, 2006, the Short-Term Fund had an effective duration of 2.07 years.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

      The Fed entered the most recent fiscal year systematically working to remove its accommodative monetary policy through incremental rate hikes. During the twelve months ended June 30, 2006, the Federal Reserve Open Market Committee ("FOMC") met eight times and raised the overnight Fed Funds Rate by 0.25% at each meeting bringing it up to 5.25% by the end of the fiscal year. The attitude of the Fed changed from "removing accommodation" to reacting to the developing economic picture, a situation popularly described as being "data dependent". The upward spiral in energy and other commodity prices slowly but surely carried into the overall inflation readings providing the Fed with another reason to remain consistent with its ever-tightening monetary policy. The Fed made a highly significant transition during the past year as Ben Bernanke took over from Alan Greenspan as Chairman. The new chairman has been greeted with a number of challenges including the aforementioned inflation threat. In addition, the issue of communicating with the markets has occupied considerable attention as well as the delicate balancing of maintaining growth against the threat of inflation. So far, however, the new chairman has kept pace with the old, raising rates at each of his 3 meetings during the past fiscal year.

      Long-term interest rates moved higher over the twelve months with the Ten-Year U.S. Treasury up 120 basis points from June 30, 2005 to June 30, 2006. A movement equivalent to 60% of the short-term rates would not be considered unusual and a snapshot of the yield curve at the start and again at the finish of the fiscal year would show a relatively normal shift in the magnitude and shape of the curve. However, this picture would miss the considerable turmoil that took place with long-term interest rates during the intervening period. For the first half of the past year, long-term rates behaved quite differently than expected. While short-term rates moved higher, long-term rates barely moved upwards at all. The reasons for this generated considerable debate and resulted in the former Fed Chairman labeling the behavior a "conundrum". However, as 2006 began, longer-term rates began to head higher in sympathy with the rest of the yield curve. Over the past few months of the fiscal year, the yield curve had lost most of its positive shape having given way to a nearly flat configuration. Indeed, on June 30, 2006, the Two-Year U.S. Treasury Note yielded 2 basis points more than the Ten-Year U.S. Treasury Note. Over the final half of the fiscal year, the markets have flirted with an inverted yield curve but have yet to move decisively in this direction.

      The investment grade corporate bond market was besieged with numerous negative headlines throughout the last half of 2005. Hurricanes, bankruptcies, soaring energy prices, and the credit rating downgrades of two of the largest issuers in the market provided a very challenging backdrop for credit during 2005. However, among the threats to the corporate bond market, the return of the leveraged buy-out was perhaps the nastiest as it significantly increased the idiosyncratic risk within the investment grade credit market. Private equity funds, flush with cash, were eager to purchase investment grade companies with stable cash flows and underperforming stock prices. The increase in leverage and subordination of existing bondholders, typical of most leveraged buy-out deals, usually results in substantial credit quality deterioration. Despite these growing risks, the credit sectors finished 2005 with a modest rally that brought the overall spread of the market as measured by the Lehman Credit Index down to 88 basis points from 91 basis points at June 30, 2005.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

      The first part of 2006 was relatively tame for the corporate bond market. Credit fundamentals remained strong even though evidence that the peak in the credit cycle had passed started to mount. Supply of new issues began to rise as corporations found their cash needs starting to exceed the amounts they could generate from ongoing operations. Spreads remained fairly tight during the first four months of 2006 with the spread on the Lehman Credit Index trading in the mid 80 basis point range. However, market sentiment shifted dramatically over the last few months of the fiscal year. The shifts involved a global movement by investors to reduce risk exposures. This had a negative impact on all the riskiest markets including emerging markets, commodities, high yield and small cap equities. Investment grade corporate bonds were not immune as spreads widened to 93 basis points on the Lehman Credit Index by June 30, 2006.

      Comments below will highlight the performance of each of the three taxable bond Funds. However, the past year presented a unique set of circumstances where the two major strategies for each Fund were the same. With the Fed continuing to raise rates and with the longer end of the yield curve finally responding to these moves, the three Funds were positioned with their interest rate sensitivity or duration at levels below their benchmark throughout the year. In addition, the evolving story in the credit markets led to similar strategic moves for each of the Funds, where higher quality became a more important ingredient as the fiscal year proceeded. Items specific to each of the Funds will be enumerated but the backdrop to each Fund's performance was provided in large part from these two trends.

WILMINGTON SHORT-TERM BOND FUND

      The Wilmington Short-Term Bond Fund ("Short-Term Fund" or the "Fund") performed well over the twelve month period. The Institutional Shares of the Short-Term Fund had total returns of 1.95% during the annual period ended June 30, 2006. This compares positively to the Merrill Lynch 1-5 Year U.S. Treasury Index which had a return of 1.02% over the same period. The Institutional Shares of the Fund fell in the upper-middle of its Lipper Peer Group during the measurement period. Relative to the Lipper Short Term Investment Grade Universe peer group, the Institutional Shares of the Fund placed in the 39th percentile during the trailing year ended June 30, 2006.

      At the outset of the past year, the Fund was heavily defensive with respect to its interest rate sensitivity with the duration roughly 18% below the benchmark Merrill Lynch 1-5 Year U.S. Treasury Index. As of June 30, 2006, this variance had been reduced in half to 9% below the benchmark. Other notable shifts include those which enhanced the overall credit quality of the Fund. Non-investment grade securities totaled 7% of the portfolio at the start of the annual review period and these positions had been reduced to 5% of the portfolio by the end of June, 2006. Additionally, the allocation to U. S. Treasury securities had totaled less than 1% at June 30, 2005. A year later, the Fund held more than 5% in U. S. Treasury securities.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

                              SHORT-TERM BOND FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                         Short-Term Bond Fund --         Merrill Lynch
                          Institutional Shares          1-5 Year Index
                         -----------------------        --------------
7/01/03                         $10,000                     $10,000
6/30/04                           9,994                      10,008
6/30/05                          10,258                      10,256
6/30/06                          10,458                      10,361

                                                        Average Annual Total Returns
                                                  -----------------------------------------
                                                                    SINCE          SINCE
                                                                  INCEPTION     INCEPTION 1
                                                               (INSTITUTIONAL    (INVESTOR
                                                    1 YEAR         SHARES)        SHARES)
                                                  ----------   --------------   -----------
Short-Term Bond Fund -- Institutional Shares         1.95%          1.51%            NA
Short-Term Bond Fund -- Investor Shares 2              NA             NA          (0.78)%
Short-Term Bond Fund -- Investor Shares at NAV         NA             NA           1.26%
Merrill Lynch 1-5 U.S. Treasury Index                1.02%          1.19%          0.61%

----------

      THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE PERIOD JULY 1, 2003,
      COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE
      THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 2.00% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS ARE CUMULATIVE RETURNS FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006. THE RETURN PROVIDED FOR THE INDEX IS FOR THE PERIOD DECEMBER 31, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 2.00% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

WILMINGTON SHORT/INTERMEDIATE-TERM BOND FUND

      The Wilmington Short/Intermediate-Term Bond Fund ("Short/Intermediate Fund" or the "Fund") performed well over the twelve month period versus its benchmark index. The Institutional Shares of the Fund had a total return of -0.25% over the twelve month period ending June 30, 2006. The Lehman U.S.
Intermediate Government/Credit Index also lost money over this same period finishing with a total return of -0.18%. The Institutional Shares of the Fund under-performed its Lipper Short/Intermediate Investment Grade Universe peer group by placing in the 67th percentile during the past fiscal year. The Fund tends to have a slightly larger exposure to interest rates than its peer group average, which accounts for much of the under-performance during bearish market conditions.

      Since the Fund invests in securities with maturities beyond five years, the unorthodox behavior of long-term interest rates, described previously, came into play in managing this portfolio. During the early part of the fiscal year, the Fund employed a "barbell strategy," which emphasized investments with very short average lives and longer average lives, while under-investing in securities in the belly of the yield curve. As a result, the absolute duration of the Fund was close to its benchmark at the start of the fiscal year, but the distribution of securities was skewed with larger than benchmark representations in those securities with durations below one year and those above eight years. As the yield curve flattened, the benefits of this strategy waned and the Fund was positioned outright defensively. As of June 30, 2006, the Fund had a duration that was 4% below the benchmark Lehman U.S. Intermediate Government/Credit Index.

      Credit quality also improved over the year. At the start of the fiscal year, the Fund had an average credit rating of Aa3, but this was increased to Aa1 a year later. The biggest shift was in the group of bonds rated BBB that went from 29% of the portfolio to 15% of the portfolio during the annual period.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

                        SHORT/INTERMEDIATE-TERM BOND FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

            Short/Intermediate-Term          Lehman
                    Bond Fund --       U.S. Intermediate       Merrill Lynch
                Institutional           Government/Credit        1-10 Year
                    Shares                   Index                Index
            ------------------------   ------------------      -------------

6/30/96             $10,000                 $10,000              $10,000
6/30/97              10,680                  10,723               10,691
6/30/98              11,581                  11,640               11,594
6/30/99              11,982                  12,126               12,115
6/30/00              12,494                  12,637               12,688
6/30/01              13,770                  14,032               13,943
6/30/02              14,745                  15,178               15,061
6/30/03              16,322                  16,821               16,279
6/30/04              16,286                  16,811               16,215
6/30/05              17,019                  17,612               16,821
6/30/06              16,976                  17,581               16,816

                                                                    Average Annual Total Returns
                                                              -----------------------------------------
                                                                                              SINCE
                                                              1 YEAR    5 YEAR   10 YEAR   INCEPTION 1
                                                              ------    ------   -------   ------------
Short/Intermediate-Term Bond Fund -- Institutional Shares     (0.25)%    4.28%     5.44%        NA
Short/Intermediate-Term Bond Fund -- Investor Shares 2        (2.58)%      NA        NA       0.44%
Short/Intermediate-Term Bond Fund -- Investor Shares at NAV   (0.56)%      NA        NA       1.20%
Lehman U.S. Intermediate Government/Credit Index              (0.18)%    4.61%     5.80%      2.04%
Merrill Lynch 1-10 Year U.S. Treasury Index                   (0.03)%    3.82%     5.33%      1.57%

----------

      THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE TEN YEAR PERIOD ENDED JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDICES FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 2.00% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON OCTOBER 7, 2003. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON APRIL 2, 1991 AND BECAUSE THEY ARE MORE THAN TEN YEARS OLD, NO SINCE INCEPTION RETURN IS PROVIDED. THE RETURNS SHOWN FOR INVESTOR SHARES ARE FOR THE PERIOD OCTOBER 7, 2003 THROUGH JUNE 30, 2006. THE RETURN PROVIDED FOR THE INDICES IS FOR THE PERIOD OCTOBER 31, 2003 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 2.00% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

WILMINGTON BROAD MARKET BOND FUND

      The Wilmington Broad Market Bond Fund ("Broad Market Fund" or the "Fund") performed well over the twelve month period, although the rise in interest rates caused the Fund to lose money over that time period. The Institutional Shares of the Broad Market Fund had a total return of -1.25% over the twelve month period ended June 30, 2006. This compares well to the Lehman U.S. Government/Credit Index, which had a return of -1.52% during the same period. The Institutional Share's performance against the Lipper Intermediate Investment Grade Universe peer group was in the 64th percentile during the past year. The Broad Market Fund tends to have a slightly larger exposure to interest rates than its peer group average, which accounts for much of the under-performance during bearish market conditions.

      Since the Fund invests in securities with maturities across the fixed-income maturity spectrum, the unorthodox behavior of long-term interest rates, described previously, came into play in managing this Fund. During the early part of the fiscal year, the Fund employed a "barbell strategy," which emphasized investments with very short average lives and longer average lives, while under-investing in securities in the belly of the yield curve. As a result, the absolute duration of the Fund was close to its benchmark at the start of the fiscal year, but the distribution of securities were skewed with larger than benchmark representations in those securities with durations below one year and those above eight years. As the yield curve flattened, the benefits of this strategy waned and the Fund was positioned outright defensively. As of June 30, 2006, the Fund had a duration that was 3% below the benchmark Lehman U.S. Government/ Credit Index.

      Credit quality also improved over the year. The biggest shift was in the group of bonds rated BBB that went from 34% of the Fund's portfolio to 20% of the portfolio during the annual period.

      The following graph and table compares the performance of the Broad Market Bond Fund and its predecessor, the Bond Fund (a collective investment Fund), with that of the Lehman U.S. Government/Credit Index and the Merrill Lynch U.S. Treasury Master Index.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

                                BROAD MARKET FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Broad Market              Lehman              Merrill Lynch
                Fund --            U.S. Government/         U.S. Treasury
             Institutional              Credit                  Master
                 Shares                 Index                   Index
             -------------         ----------------         -------------
6/30/96         $10,000                $10,000                $10,000
6/30/97          10,711                 10,775                 10,735
6/30/98          11,876                 11,991                 11,950
6/30/99          12,123                 12,314                 12,314
6/30/00          12,695                 12,842                 12,974
6/30/01          13,978                 14,273                 14,241
6/30/02          14,962                 15,449                 15,438
6/30/03          16,873                 17,479                 17,235
6/30/04          16,683                 17,355                 16,979
6/30/05          17,817                 18,615                 18,161
6/30/06          17,594                 18,332                 17,879

                                                                    Average Annual Total Returns
                                                              -----------------------------------------
                                                                                              SINCE
                                                              1 YEAR    5 YEAR   10 YEAR   INCEPTION 1
                                                              ------    ------   -------   ------------
Broad Market Fund -- Institutional Shares                     (1.25)%    4.71%     5.81%        NA
Broad Market Bond Fund -- Investor Shares 2                      NA        NA        NA      (2.57)%
Broad Market Bond Fund -- Investor Shares at NAV                 NA        NA        NA      (0.55)%
Lehman U.S. Government/Credit Index                           (1.52)%    5.13%     6.25%     (1.15)%
Merrill Lynch U.S. Treasury Master Index                      (1.56)%    4.66%     5.98%     (1.20)%

----------

      THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE TEN YEAR PERIOD ENDED JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDICES FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 2.00% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 SINCE INCEPTION RETURNS ARE CUMULATIVE RETURNS FOR PERIODS LESS THAN ONE YEAR. THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON DECEMBER 31, 1990 AND BECAUSE THEY ARE MORE THAN TEN YEARS OLD, NO SINCE INCEPTION RETURN IS PROVIDED. THE RETURNS SHOWN FOR THE INVESTOR SHARES ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006. THE RETURNS PROVIDED FOR THE INDICES ARE FOR THE PERIOD DECEMBER 31, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 2.00% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

WILMINGTON MUNICIPAL BOND FUND

      The Wilmington Municipal Bond Fund (the "Fund") is an intermediate, high quality Fund designed to produce a high level of income that is exempt from Federal income taxes while seeking preservation of capital. The basic investment strategy is to identify and purchase the undervalued sectors of the municipal market. The Fund will normally be fully invested with an average maturity in the 5 to 10 year range.

      On June 30, 2006, the Fund had an average effective maturity of 5.52 years, a duration of 4.54 years, and an average coupon of 5.13%, versus the Lehman Short/Intermediate Municipal Index, which had an average effective maturity of 4.55 years, a duration of 3.90 years and an average coupon of 5.12%.

      Performance for the Institutional Shares of the Fund for the annual period ending June 30, 2006 was 0.45%, versus the Lipper Intermediate Municipal Debt Funds peer group of 0.15% and the Lehman Short/Intermediate Index of 0.54%. The strong performance was the result of a prediction of significant curve flattening and the structuring of the Fund to take advantage of this market situation.

      During the period, the yield curve flattened considerably with the Fed Funds target rate increasing 200 basis points from 3.25% to 5.25% and short term tax-exempt interest rates following the Fed's actions, with the yield on one year AAA-rated securities increasing 110 basis points to end the period at 3.68%. The graph below demonstrates the curve flattening that transpired during the year as the 5-year yield increased 87 basis points to 3.84%, the 10-year increased 69 basis points to end at a 4.14% and the 20-year increased 43 basis points to end at a 4.48%.

         MMD AAA-RATED MUNICIPAL YIELD CURVE

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

        6/30/06 Curve          6/30/05 Curve

1           3.68                    2.58
2           3.73                    2.63
3           3.77                    2.74
4           3.8                     2.85
5           3.84                    2.97
6           3.88                    3.09
7           3.95                    3.2
8           4.02                    3.29
9           4.08                    3.37
10          4.14                    3.45
11          4.18                    3.52
12          4.23                    3.59
13          4.27                    3.66
14          4.31                    3.72
15          4.34                    3.78
16          4.37                    3.84
17          4.4                     3.9
18          4.42                    3.96
19          4.45                    4.01
20          4.48                    4.05

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

      This flattening trend has essentially run its course and we are left with two probable outcomes as to how steepness will be reintroduced into the municipal curve during the next 12 months. The first possibility is the economy will slow from the impact of both higher energy prices and higher interest rates, allowing the Federal Reserve to ease short-term rates. The second possibility is the economy will not cool sufficiently to prevent energy prices from creating systemic pricing pressures manifesting themselves in a higher inflation premium and thus higher nominal long-term interest rates. Given the uncertainty of the current direction of the economy and inflation, we moved the Fund to a more neutral position versus our benchmark and peer group during June 2006.

                               MUNICIPAL BOND FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Municipal Bond Fund --          Lehman Short/Intermediate
                 Institutional Shares                Municipal Index
                -----------------------         -------------------------

6/30/96                 $10,000                         $10,000
6/30/97                  10,638                          10,643
6/30/98                  11,334                          11,336
6/30/99                  11,582                          11,707
6/30/00                  11,976                          12,164
6/30/01                  12,927                          13,179
6/30/02                  13,692                          14,045
6/30/03                  14,617                          15,009
6/30/04                  14,523                          15,086
6/30/05                  15,186                          15,771
6/30/06                  15,254                          15,856

                                                                    Average Annual Total Returns
                                                              -----------------------------------------
                                                                                              SINCE
                                                              1 YEAR    5 YEAR   10 YEAR   INCEPTION 1
                                                              ------    ------   -------   ------------
Municipal Bond Fund -- Institutional Shares                     0.45%     3.37%     4.31%       NA
Municipal Bond Fund -- Investor Shares 2                          NA        NA        NA     (1.70)%
Municipal Bond Fund -- Investor Shares at NAV                     NA        NA        NA      0.29%
Lehman Short/Intermediate Municipal Index                       0.54%     3.77%     4.72%     0.26%

----------

      THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE TEN YEAR PERIOD ENDED JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE
      SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 2.00% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED

--------------------------------------------------------------------------------

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 SINCE INCEPTION RETURNS ARE CUMULATIVE RETURNS FOR PERIODS LESS THAN ONE YEAR. THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON NOVEMBER 1, 1993 AND BECAUSE THEY ARE MORE THAN TEN YEARS OLD, NO SINCE INCEPTION RETURN IS PROVIDED. THE RETURNS SHOWN FOR THE INVESTOR SHARES ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006 AND THE RETURN FOR THE INDEX IS FOR THE PERIOD DECEMBER 31, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 2.00% MAXIMUM  FRONT-END  SALES
      CHARGE.

      We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Funds. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                               Sincerely,


                                               /s/ Neil Wolfson

                                               Neil Wolfson
                                               President

July 24, 2006

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. A PROSPECTUS WITH THIS AND OTHER INFORMATION MAY BE OBTAINED BY CALLING 800-336-9970 OR VISITING THE FUNDS' WEB SITE AT WWW.WILMINGTONFUNDS.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

MR.  WOLFSON'S  COMMENTS  REFLECT  THE  INVESTMENT   ADVISER'S  VIEWS  GENERALLY
REGARDING THE MARKET AND THE ECONOMY, WERE CURRENT AS OF THE DATE OF THIS LETTER, AND ARE SUBJECT TO CHANGE AT ANY TIME.

DISTRIBUTED BY PROFESSIONAL FUNDS DISTRIBUTOR, LLC.

SEE FINANCIAL HIGHLIGHTS.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  EXPENSE DISCLOSURE

--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund's costs in two ways.

      o ACTUAL FUND RETURN. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

      o HYPOTHETICAL 5% RETURN. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  EXPENSE DISCLOSURE -- CONTINUED

--------------------------------------------------------------------------------

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

EXPENSE TABLES

                                                            BEGINNING     ENDING                  EXPENSES
                                                             ACCOUNT     ACCOUNT     ANNUALIZED     PAID
                                                              VALUE       VALUE        EXPENSE     DURING
                                                             1/01/06     6/30/06        RATIO      PERIOD*
                                                            ---------   ----------   ----------   ---------
SHORT/INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES
Actual Fund Return.......................................   $1,000.00   $   999.00      0.60%      $ 2.97
Hypothetical 5% Return Before Expenses...................    1,000.00     1,021.82      0.60%        3.01

SHORT/INTERMEDIATE-TERM BOND FUND - INVESTOR SHARES
Actual Fund Return.......................................   $1,000.00   $   996.50      0.85%      $ 4.21
Hypothetical 5% Return Before Expenses...................    1,000.00     1,020.58      0.85%        4.26

BROAD MARKET BOND FUND - INSTITUTIONAL SHARES
Actual Fund Return.......................................   $1,000.00   $   992.30      0.72%      $ 3.56
Hypothetical 5% Return Before Expenses...................    1,000.00     1,021.22      0.72%        3.61

BROAD MARKET BOND FUND - INVESTOR SHARES
Actual Fund Return.......................................   $1,000.00   $   991.10      0.97%      $ 4.79
Hypothetical 5% Return Before Expenses...................    1,000.00     1,019.98      0.97%        4.86

MUNICIPAL BOND FUND - INSTITUTIONAL SHARES
Actual Fund Return.......................................   $1,000.00   $ 1,001.00      0.67%      $ 3.32
Hypothetical 5% Return Before Expenses...................    1,000.00     1,021.47      0.67%        3.36

MUNICIPAL BOND FUND - INVESTOR SHARES
Actual Fund Return.......................................   $1,000.00   $   999.60      0.92%      $ 4.56
Hypothetical 5% Return Before Expenses...................    1,000.00     1,020.23      0.92%        4.61

SHORT-TERM BOND FUND - INSTITUTIONAL SHARES
Actual Fund Return.......................................   $1,000.00   $ 1,012.90      0.65%      $ 3.24
Hypothetical 5% Return Before Expenses...................    1,000.00     1,021.57      0.65%        3.26

SHORT-TERM BOND FUND - INVESTOR SHARES
Actual Fund Return.......................................   $1,000.00   $ 1,011.60      0.90%      $ 4.49
Hypothetical 5% Return Before Expenses...................    1,000.00     1,020.33      0.90%        4.51

____________

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent fiscal half-year, then divided by 365.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  DISCLOSURE OF PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------

JUNE 30, 2006

The following tables present a summary of the portfolio holdings of each of the Wilmington Fixed Income Funds as a percentage of their total investments.

SHORT/INTERMEDIATE-TERM BOND FUND

               Sector
              ---------
   Corporate Bonds                              38.0%
   U.S. Treasury Obligations                    26.4%
   U.S. Agency Obligations                      25.3%
   Commercial Paper                              6.0%
   Mortgage-Backed Securities                    3.5%
   Asset-Backed Securities                       0.8%
                                               -----
                                               100.0%
                                               =====

               Quality
             -----------
   Treasury                                     26.4%
   Agency                                       28.8%
   AAA/Aaa                                       8.0%
   AA/Aa                                         4.9%
   A/A                                          12.7%
   BAA                                          18.5%
   Other                                         0.7%
                                               -----
                                               100.0%
                                               =====

BROAD MARKET BOND FUND

               Sector
              ---------
   Corporate Bonds                              56.5%
   U.S. Treasury Obligations                    22.0%
   U.S. Agency Obligations                      15.7%
   Mortgage-Backed Securities                    4.4%
   Commercial Paper                              0.7%
   Asset-Backed Securities                       0.7%
                                               -----
                                               100.0%
                                               =====

               Quality
             -----------
   Treasury                                     22.0%
   Agency                                       20.1%
   AAA/Aaa                                       3.0%
   AA/Aa                                         5.9%
   A/A                                          15.0%
   BAA                                          33.3%
   Other                                         0.7%
                                               -----
                                               100.0%
                                               =====

MUNICIPAL BOND FUND

           Municipal Funds
       ----------------------
   California                                   19.3%
   New York                                     13.6%
   New Jersey                                    7.5%
   Texas                                         7.4%
   Pennsylvania                                  7.1%
   Alabama                                       5.3%
   Washington                                    4.0%
   Ohio                                          3.9%
   Arizona                                       3.8%
   Florida                                       2.7%
   Other                                        25.3%
   Short-Term Investments                        0.1%
                                               -----
                                               100.0%
                                               =====

               Quality
             -----------
   AAA/Aaa                                      56.2%
   AA/Aa                                        28.6%
   A/A                                           6.8%
   BAA                                           8.0%
   Other                                         0.4%
                                               -----
                                               100.0%
                                               =====

SHORT-TERM BOND FUND

               Sector
              ---------
   Corporate Bonds                              81.9%
   Mortgage-Backed Securities                    6.2%
   U.S. Treasury Obligations                     5.3%
   U.S. Agency Obligations                       4.9%
   Commercial Paper                              1.7%
                                               -----
                                               100.0%
                                               =====

               Quality
             -----------
   Treasury                                      5.3%
   Agency                                       11.1%
   AAA/Aaa                                       6.6%
   A/A                                          16.9%
   BAA                                          60.1%
                                               -----
                                               100.0%
                                               =====

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  DISCLOSURE OF PORTFOLIO HOLDINGS -- CONTINUED

--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust files a complete schedule of investments with the SEC for its first and third fiscal quarters on Form N-Q. Form N-Q is available without charge by visiting the SEC's website at http://www.sec.gov, or it may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- FIXED INCOME FUNDS / SHORT/INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS +         AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
CORPORATE BONDS -- 38.0%
   FINANCIALS -- 12.4%
      AIG Sunamerica Global Finance 144A, 5.85%, 08/01/08@ .....................    Aa2, AA+       $  1,600,000    $  1,605,704
      Bank of America Corp., 7.80%, 02/15/10 ...................................     Aa3, A+            600,000         640,694
      Capital One Corp., 6.70%, 05/15/08 .......................................    Baa2, BBB         1,000,000       1,017,082
      First Union Corp., 6.82%, 08/01/26 .......................................      A1, A             200,000         227,429
      General Electric Capital Corp., 4.88%, 10/21/10 ..........................    Aaa, AAA          1,000,000         971,328
      Goldman Sachs Group, 6.65%, 05/15/09 .....................................     Aa3, A+            600,000         615,380
      Household Finance Corp., 6.38%, 11/27/12 .................................      A1, A           2,250,000       2,304,356
      Lehman Brothers Holdings, 4.25%, 01/27/10 ................................      A1, A           1,035,000         983,287
      MBNA America, 4.63%, 08/03/09 ............................................   Baa1, BBB+         1,675,000       1,628,547
      Morgan Stanley, 4.75%, 04/01/14 ..........................................      A1, A           1,500,000       1,375,230
      Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%, 07/23/06@ .........     A1, AA-          1,090,000       1,090,432
      Residential Capital Corp., 6.88%, 06/29/07(1) ............................   Baa2, BBB-         1,000,000       1,003,234
      Salomon Smith Barney Holdings, 6.50%, 02/15/08 ...........................    Aa1, AA-          2,100,000       2,128,527
      Swiss Bank Corp., 7.38%, 06/15/17 ........................................     Aa3, AA            800,000         891,527
                                                                                                                   ------------
                                                                                                                     16,482,757
                                                                                                                   ------------
   INDUSTRIALS -- 16.5%
      A.H. Belo Corp., 7.13%, 06/01/07 .........................................    Baa3, BBB           300,000         301,798
      CSX Corp., 7.90%, 05/01/17 ...............................................    Baa2, BBB           780,000         885,933
      D.R. Horton, Inc., 7.50%, 12/01/07 .......................................     Ba1, BB            850,000         864,181
      DaimlerChrysler NA Holding Corp., 4.05%, 06/04/08 ........................     A3, BBB          1,200,000       1,160,228
      Deluxe Corp., 3.50%, 10/01/07 ............................................   Baa1, BBB+           650,000         620,839
      Dominion Resources, Inc., 8.13%, 06/15/10 ................................   Baa1, BBB+         1,000,000       1,073,195
      Donnelley (R.R.) & Sons, 3.75%, 04/01/09 .................................    Baa2, A-          1,330,000       1,252,726
      General Electric Co., 5.00%, 02/01/13 ....................................    Aaa, AAA          1,000,000         957,839
      Ingersoll-Rand, 6.02%, 02/15/28 ..........................................     A3, A-           2,300,000       2,369,987
      International Business Machines Corp., 4.75%, 11/29/12 ...................     A1, A+           1,000,000         947,643
      Johnson & Johnson, 3.80%, 05/15/13 .......................................    Aaa, AAA            750,000         679,629
      Kraft Foods, Inc., 4.13%, 11/12/09 .......................................    A3, BBB+          1,265,000       1,202,364
      Liberty Media Corp., 6.83%, 09/17/06(1) ..................................    Baa3, BB+           549,000         550,153
      McDonald's Corp., 3.88%, 08/15/07 ........................................      A2, A           1,300,000       1,271,348
      Merck & Co. Inc., 4.38%, 02/15/13(2) .....................................    Aa3, AA-            800,000         733,319
      Raytheon Co., 6.75%, 08/15/07 ............................................   Baa3, BBB-           584,000         589,672
      Safeway, Inc., 6.50%, 11/15/08 ...........................................   Baa2, BBB-         1,000,000       1,011,932
      Schering-Plough Corp., 5.55%, 12/01/13 ...................................    Baa1, A-          1,000,000         969,352
      Schering-Plough Corp., 6.75%, 12/01/33 ...................................    Baa1, A-            250,000         256,339
      Time Warner Entertainment, 8.88%, 10/01/12 ...............................   Baa1, BBB+         1,350,000       1,517,972
      Tyco International Group, 6.13%, 11/01/08 ................................   Baa3, BBB+           760,000         764,566
      Tyson Foods, Inc., 7.25%, 10/01/06 .......................................    Baa3, BBB         1,350,000       1,354,046
      Waste Management, Inc., 6.50%, 11/15/08 ..................................    Baa3, BBB           456,000         463,127
                                                                                                                   ------------
                                                                                                                     21,798,188
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / SHORT/INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS +         AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
   TELECOMMUNICATION SERVICES -- 5.4%
      AT&T Broadband Corp., 8.38%, 03/15/13 ....................................   Baa2, BBB+      $  2,015,000    $  2,237,940
      Oracle Corp, 5.00%, 01/15/11 .............................................     A3, A-             900,000         868,568
      Sprint Capital Corp., 6.13%, 11/15/08 ....................................   Baa2, BBB-         1,300,000       1,310,183
      Verizon, 6.70%, 09/01/09 .................................................      A3, A             600,000         609,435
      Verizon Global Funding Corp., 7.25%, 12/01/10 ............................      A3, A           2,000,000       2,094,532
                                                                                                                   ------------
                                                                                                                      7,120,658
                                                                                                                   ------------
   UTILITIES -- 3.7%
      Consumers Energy, 4.25%, 04/15/08 ........................................   Baa3, BBB-           300,000         291,588
      Duke Energy Corp., 3.75%, 03/05/08 .......................................     A3, BBB          1,000,000         969,354
      Duke Energy Corp., 4.20%, 10/01/08 .......................................     A3, BBB          1,095,000       1,057,712
      Oklahoma Gas & Electric, 6.65%, 07/15/27 .................................    A2, BBB+            500,000         517,323
      Pacific Gas & Electric, 4.20%, 03/01/11 ..................................    Baa1, BBB         1,000,000         935,114
      Valero Energy Corp., 4.75%, 04/01/14 .....................................   Baa3, BBB-         1,250,000       1,133,366
                                                                                                                   ------------
                                                                                                                      4,904,457
                                                                                                                   ------------
   TOTAL CORPORATE BONDS (COST $50,840,861) ...................................................................      50,306,060
                                                                                                                   ------------
ASSET-BACKED SECURITIES -- 0.8%
      Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%, 10/07/18 ..............................        1,000,000         986,554
                                                                                                                   ------------
   TOTAL ASSET-BACKED SECURITIES (COST $998,590) ..............................................................         986,554
                                                                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 3.5%
      Federal Home Loan Mortgage Corporation, 6.00%, 01/15/29 ................................        1,100,000       1,095,566
      Federal Home Loan Mortgage Corporation Notes, 1589 N, 6.25%, 04/15/23 ..................          122,122         122,012
      Federal Home Loan Mortgage Corporation Notes, 2751 VT, 6.00%, 09/15/15 .................           88,322          88,042
      Federal Home Loan Mortgage Corporation Notes, Gold, 4.50%, 04/01/20 ....................          515,696         486,875
      Federal Home Loan Mortgage Corporation Notes, Gold 15 Yr., 6.00%, 01/01/13 .............           78,348          78,453
      Federal Home Loan Mortgage Corporation Notes, Pool G08097, 6.50%, 11/01/35 .............          424,066         426,641
      Federal National Mortgage Association Notes, 3.99%, 05/01/33 ...........................          388,458         380,261
      Federal National Mortgage Association Notes, 5.00%, 11/25/35 ...........................          999,902         917,005
      Federal National Mortgage Association Notes 2005-29 WC, 4.75%, 04/25/35 ................          464,898         446,055
      Federal National Mortgage Association Notes, 15 Yr Pool 254833, 4.50%, 08/01/18 ........          256,174         242,697
      Federal National Mortgage Association Notes, 15 Yr Pool 629603, 5.50%, 02/01/17 ........          283,615         278,873
      Federal National Mortgage Association Notes, Pool 688996, 8.00%, 11/01/24 ..............          107,186         113,015
                                                                                                                   ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $4,812,046) .........................................................       4,675,495
                                                                                                                   ------------
U.S. AGENCY OBLIGATIONS -- 25.3%
   FEDERAL HOME LOAN BANKS NOTES -- 2.3%
      Federal Home Loan Banks Notes, 4.13%, 04/18/08 .........................................        1,200,000       1,172,887
      Federal Home Loan Banks Notes, 2.44%, 03/09/09 .........................................          825,000         787,528
      Federal Home Loan Banks Notes, 5.75%, 05/15/12 .........................................        1,100,000       1,115,266
                                                                                                                   ------------
                                                                                                                      3,075,681
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / SHORT/INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL         VALUE
                                                                                                      AMOUNT         (NOTE 2)
                                                                                                   ------------    ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION -- 11.0%
      Federal Home Loan Mortgage Corporation Notes, 5.13%, 10/15/08 ..........................     $  3,000,000    $  2,978,928
      Federal Home Loan Mortgage Corporation Notes, 4.25%, 07/15/09 ..........................        1,000,000         967,319
      Federal Home Loan Mortgage Corporation Notes, 6.63%, 09/15/09 ..........................        2,800,000       2,895,732
      Federal Home Loan Mortgage Corporation Notes, 6.88%, 09/15/10 ..........................        4,000,000       4,204,540
      Federal Home Loan Mortgage Corporation Notes, 5.00%, 07/15/14 ..........................        1,700,000       1,647,419
      Federal Home Loan Mortgage Corporation Notes, 4.38%, 07/17/15 ..........................        1,000,000         920,536
      Federal Home Loan Mortgage Corporation Notes, 5.25%, 04/18/16 ..........................        1,000,000         978,205
                                                                                                                   ------------
                                                                                                                     14,592,679
                                                                                                                   ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.0%
      Federal National Mortgage Association Notes, 5.75%, 02/15/08 ...........................          425,000         426,643
      Federal National Mortgage Association Notes, 6.63%, 09/15/09 ...........................        2,500,000       2,584,620
      Federal National Mortgage Association Notes, 6.63%, 11/15/10 ...........................        4,000,000       4,175,780
      Federal National Mortgage Association Notes, 5.50%, 03/15/11 ...........................          750,000         750,421
      Federal National Mortgage Association Notes, 5.38%, 11/15/11 ...........................        4,750,000       4,728,098
      Federal National Mortgage Association Notes, 3.25%, 11/15/07 ...........................          500,000         485,313
      Federal National Mortgage Association Notes, 4.63%, 10/15/13 ...........................        1,200,000       1,137,101
      Federal National Mortgage Association Notes, 4.13%, 04/15/14(2) ........................        1,700,000       1,553,276
                                                                                                                   ------------
                                                                                                                     15,841,252
                                                                                                                   ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $34,177,707) ...........................................................      33,509,612
                                                                                                                   ------------

U.S. TREASURY OBLIGATIONS -- 26.4%
   U.S. TREASURY BONDS -- 1.1%
      U.S. Treasury Bonds, 10.38%, 11/15/12 ..................................................          400,000         426,906
      U.S. Treasury Bonds, 7.88%, 02/15/21 ...................................................          800,000       1,006,625
                                                                                                                   ------------
                                                                                                                      1,433,531
                                                                                                                   ------------
   U.S. TREASURY NOTES -- 25.3%
      U.S. Treasury Notes, 6.50%, 10/15/06 ...................................................        2,000,000       2,006,562
      U.S. Treasury Notes, 3.50%, 11/15/06(2) ................................................        5,000,000       4,968,165
      U.S. Treasury Notes, 3.38%, 02/28/07 ...................................................        3,500,000       3,456,659
      U.S. Treasury Notes, 3.13%, 05/15/07 ...................................................          500,000         490,821
      U.S. Treasury Notes, 4.00%, 06/15/09 ...................................................        1,875,000       1,817,359
      U.S. Treasury Notes, 4.25%, 10/15/10 ...................................................        2,000,000       1,935,624
      U.S. Treasury Notes, 4.75%, 03/31/11(2) ................................................        5,000,000       4,924,805
      U.S. Treasury Notes, 5.00%, 08/15/11(2) ................................................        2,250,000       2,243,232
      U.S. Treasury Notes, 4.88%, 02/15/12 ...................................................          300,000         296,719
      U.S. Treasury Notes, 4.00%, 11/15/12(2) ................................................        2,250,000       2,114,824
      U.S. Treasury Notes, 4.25%, 08/15/13 ...................................................          750,000         711,563
      U.S. Treasury Notes, 4.25%, 11/15/13(2) ................................................        1,125,000       1,064,619
      U.S. Treasury Notes, 4.25%, 11/15/14(2) ................................................          450,000         423,211
      U.S. Treasury Notes, 4.13%, 05/15/15(2) ................................................        7,500,000       6,964,162
                                                                                                                   ------------
                                                                                                                     33,418,325
                                                                                                                   ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $35,767,618) .........................................................      34,851,856
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / SHORT/INTERMEDIATE-TERM BOND FUND
--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS+         AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
COMMERCIAL PAPER -- 6.0%
      AIG Funding, 5.25%, 07/03/06 .............................................    P-1, A-1       $  4,964,093    $  4,964,093
      Citicorp, 5.25%, 07/03/06 ................................................    P-1, A-1          3,000,000       3,000,000
                                                                                                                   ------------
   TOTAL COMMERCIAL PAPER (COST $7,964,093) ...................................................................       7,964,093
                                                                                                                   ------------
   TOTAL INVESTMENTS -- 100.0% (COST $134,560,915)(5) .........................................................    $132,293,670(3)
                                                                                                                   ============

SHORT-TERM INVESTMENTS HELD AS
      COLLATERAL FOR LOANED SECURITIES

                                                                                                      SHARES
                                                                                                   ------------
   INSTITUTIONAL MONEY MARKET TRUST
      Institutional Money Market Trust (Cost $21,495,279)(6) .................................       21,495,279    $ 21,495,279(4)
                                                                                                                   ============

___________

+     The ratings shown are unaudited.

@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated security is considered liquid.

(1) Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2006.

(2)   Security partially or fully on loan.

(3) At June 30, 2006, the market value of securities on loan for the Short/Intermediate-Term Bond Fund was $21,111,742.

(4) The investments held as collateral on loaned securities represented 16.2% of the net assets of the Short/Intermediate-Term Bond Fund.

(5) The cost for Federal income tax purposes was $134,560,915. At June 30, 2006, net unrealized depreciation was $2,267,245. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $654,843, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,922,088.

(6)   Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / BROAD MARKET BOND FUND
---------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS+          AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
CORPORATE BONDS -- 56.5%
   FINANCIALS -- 19.8%
      AIG Sunamerica Global Finance 144A, 5.85%, 08/01/08@ .....................    Aa2, AA+       $    900,000    $    903,208
      Bank of America Corp., 7.80%, 02/15/10 ...................................     Aa3, A+            350,000         373,738
      Capital One Corp., 6.70%, 05/15/08 .......................................    Baa2, BBB           750,000         762,812
      Citigroup, Inc., 5.63%, 08/27/12 .........................................     Aa2, A+            800,000         790,418
      First Union Corp., 6.82%, 08/01/26 .......................................      A1, A             591,000         672,052
      General Electric Capital Corp., 4.88%, 10/21/10 ..........................    Aaa, AAA            900,000         874,195
      General Motors Acceptance Corp., 6.13%, 08/28/07 .........................     Ba1, BB          1,000,000         989,542
      Goldman Sachs Group, 6.65%, 05/15/09 .....................................     Aa3, A+          2,125,000       2,179,472
      Lehman Brothers Holdings, 4.25%, 01/27/10 ................................      A1, A             595,000         565,271
      MBNA America, 4.63%, 08/03/09 ............................................   Baa1, BBB+           900,000         875,040
      Morgan Stanley, 4.75%, 04/01/14 ..........................................      A1, A           1,000,000         916,820
      Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%, 07/23/06@ .........     A1, AA-            200,000         200,079
      Residential Capital Corp., 6.88%, 06/29/07(1) ............................   Baa3, BBB-           550,000         551,779
      Salomon Smith Barney Holdings, 6.50%, 02/15/08 ...........................    Aa1, AA-            900,000         912,226
      Swiss Bank Corp., 7.38%, 06/15/17 ........................................    Aa3, AA+          1,400,000       1,560,173
                                                                                                                   ------------
                                                                                                                     13,126,825
                                                                                                                   ------------
   INDUSTRIALS -- 21.8%
      A.H. Belo Corp., 7.13%, 06/01/07 .........................................    Baa3, BBB           600,000         603,597
      Bausch & Lomb, Inc., 6.95%, 11/15/07 .....................................    Baa3, BBB         1,000,000       1,011,555
      CSX Corp., 7.90%, 05/01/17 ...............................................    Baa2, BBB         1,414,000       1,606,038
      DaimlerChrysler NA Holding Corp., 4.05%, 06/04/08 ........................     A3, BBB            600,000         580,114
      Deluxe Corp., 3.50%, 10/01/07 ............................................   Baa1, BBB+           500,000         477,569
      Dominion Resources, Inc., 8.13%, 06/15/10 ................................   Baa1, BBB+           650,000         697,577
      Donnelley (R.R.) & Sons, 3.75%, 04/01/09 .................................    Baa2, A-            800,000         753,519
      General Electric Co., 5.00%, 02/01/13 ....................................    Aaa, AAA            700,000         670,487
      HCA, Inc., 5.25%, 11/06/08 ...............................................    Ba1, BB+            600,000         584,186
      Ingersoll-Rand, 6.02%, 02/15/28 ..........................................     A3, A-             900,000         927,386
      Kraft Foods, Inc., 4.13%, 11/12/09 .......................................    A3, BBB+            650,000         617,815
      Kroger, 7.45%, 03/01/08 ..................................................    Baa2, BBB           800,000         819,634
      Liberty Media Corp., 6.83%, 09/17/06(1) ..................................   Baa3, BBB-           255,000         255,536
      Merck & Co. Inc., 4.38%, 02/15/13(2) .....................................    Aa3, AA-            325,000         297,911
      Raytheon Co., 6.75%, 08/15/07 ............................................   Baa3, BBB-           526,000         531,109
      Schering-Plough Corp., 6.75%, 12/01/33 ...................................    Baa1, A-          1,100,000       1,127,893
      The Gap Inc., 6.90%, 09/15/07 ............................................      A2, A             167,000         168,023
      Time Warner Entertainment, 8.38%, 03/15/23 ...............................   Baa1, BBB+           900,000       1,000,775
      Tyco International Group, 6.13%, 11/01/08 ................................   Baa3, BBB+           425,000         427,553
      Tyco International Group, 6.88%, 01/15/29 ................................   Baa3, BBB+           300,000         309,239
      Tyson Foods, Inc., 7.25%, 10/01/06 .......................................    Baa3, BBB         1,000,000       1,002,997
                                                                                                                   ------------
                                                                                                                     14,470,513
                                                                                                                   ------------
   TELECOMMUNICATION SERVICES -- 5.2%
      AT&T Broadband Corp., 8.38%, 03/15/13 ....................................   Baa2, BBB+           896,000         995,134
      Sprint Capital Corp., 6.13%, 11/15/08 ....................................   Baa2, BBB-         1,000,000       1,007,833
      Verizon Global Funding Corp., 7.25%, 12/01/10 ............................      A3, A           1,400,000       1,466,172
                                                                                                                   ------------
                                                                                                                      3,469,139
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / BROAD MARKET BOND FUND
---------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS+          AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
   UTILITIES -- 9.7%
      Duke Energy Corp., 4.20%, 10/01/08 .......................................    Baa1, BBB      $    610,000    $    589,228
      FirstEnergy Corp., 5.50%, 11/15/06 .......................................    Baa3, BB+         1,400,000       1,398,338
      Marathon Oil Corp., 6.80%, 03/15/32 ......................................   Baa1, BBB+         1,700,000       1,773,972
      Nevada Power Co., 8.25%, 06/01/11 ........................................     Ba2, BB          1,000,000       1,068,921
      Oklahoma Gas & Electric, 6.65%, 07/15/27 .................................    A2, BBB+            565,000         584,574
      Pacific Gas & Electric, 4.20%, 03/01/11 ..................................    Baa1, BBB           450,000         420,801
      Valero Energy Corp., 4.75%, 04/01/14 .....................................   Baa3, BBB-           635,000         575,750
                                                                                                                   ------------
                                                                                                                      6,411,584
                                                                                                                   ------------
   TOTAL CORPORATE BONDS (COST $37,496,745) ...................................................................      37,478,061
                                                                                                                   ------------

ASSET-BACKED SECURITIES -- 0.7%
      Vanderbilt Mortgage Finance, Ser. 2002-B, 4.70%, 10/07/18 ..............................          500,000         493,277
                                                                                                                   ------------
   TOTAL ASSET-BACKED SECURITIES (COST $499,295) ..............................................................         493,277
                                                                                                                   ------------

MORTGAGE-BACKED SECURITIES -- 4.4%
      Federal Home Loan Mortgage Corporation, 6.00%, 01/15/29 ................................          700,000         697,178
      Federal Home Loan Mortgage Corporation Notes, 1589 N, 6.25%, 04/15/23 ..................           43,964          43,924
      Federal Home Loan Mortgage Corporation Notes, 7 Yr. Balloon, 4.50%,
         11/01/10 ............................................................................          539,664         520,433
      Federal Home Loan Mortgage Corporation Notes, Gold 15 Yr., 6.00%,
         01/01/13 ............................................................................           47,335          47,398
      Federal Home Loan Mortgage Corporation Notes, Pool G08097, 6.50%,
         11/01/35 ............................................................................          262,052         263,644
      Federal National Mortgage Association Notes 2005-29 WC, 4.75%, 04/25/35 ................          214,568         205,872
      Federal National Mortgage Association Notes, 15 Yr Pool 254833, 4.50%,
         08/01/18 ............................................................................          192,130         182,023
      Federal National Mortgage Association Notes, 15 Yr Pool 629603, 5.50%,
         02/01/17 ............................................................................          170,169         167,324
      Federal National Mortgage Association Notes, Pool 838891, 6.00%,
         07/01/35 ............................................................................          793,303         781,423
                                                                                                                   ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $2,990,315) .........................................................       2,909,219
                                                                                                                   ------------

U.S. TREASURY OBLIGATIONS -- 22.0%
   U.S. TREASURY BONDS -- 9.7%
      U.S. Treasury Bonds, 7.50%, 11/15/16(2) ................................................          300,000         354,844
      U.S. Treasury Bonds, 8.88%, 02/15/19 ...................................................        1,130,000       1,501,487
      U.S. Treasury Bonds, 7.88%, 02/15/21 ...................................................          750,000         943,711
      U.S. Treasury Bonds, 7.25%, 08/15/22 ...................................................          500,000         603,242
      U.S. Treasury Bonds, 7.13%, 02/15/23 ...................................................          270,000         323,030
      U.S. Treasury Bonds, 6.00%, 02/15/26 ...................................................          550,000         595,762
      U.S. Treasury Bonds, 6.38%, 08/15/27 ...................................................          450,000         510,785
      U.S. Treasury Bonds, 5.25%, 02/15/29(2) ................................................          925,000         920,953
      U.S. Treasury Bonds, 5.38%, 02/15/31(2) ................................................          630,000         640,877
                                                                                                                   ------------
                                                                                                                      6,394,691
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / BROAD MARKET BOND FUND
---------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL         VALUE
                                                                                                      AMOUNT         (NOTE 2)
                                                                                                   ------------    ------------
   U.S. TREASURY NOTES -- 12.3%
      U.S. Treasury Notes, 5.00%, 08/15/11(2) ................................................     $  1,000,000    $    996,992
      U.S. Treasury Notes, 3.50%, 11/15/06(2) ................................................        1,250,000       1,242,041
      U.S. Treasury Notes, 4.88%, 02/15/12 ...................................................          380,000         375,844
      U.S. Treasury Notes, 4.00%, 11/15/12(2) ................................................        1,000,000         939,922
      U.S. Treasury Notes, 4.25%, 08/15/13 ...................................................          500,000         474,375
      U.S. Treasury Notes, 4.25%, 11/15/13(2) ................................................          300,000         283,898
      U.S. Treasury Notes, 3.50%, 11/15/09 ...................................................          550,000         522,779
      U.S. Treasury Notes, 4.25%, 11/15/14(2) ................................................          200,000         188,094
      U.S. Treasury Notes, 3.38%, 02/28/07 ...................................................          500,000         493,809
      U.S. Treasury Notes, 4.13%, 05/15/15(2) ................................................        1,250,000       1,160,694
      U.S. Treasury Notes, 4.75%, 03/31/11(2) ................................................        1,500,000       1,477,441
                                                                                                                   ------------
                                                                                                                      8,155,889
                                                                                                                   ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $14,581,140) .........................................................      14,550,580
                                                                                                                   ------------

U.S. AGENCY OBLIGATIONS -- 15.7%
   FEDERAL HOME LOAN BANKS NOTES -- 2.7%
      Federal Home Loan Banks Notes, 5.75%, 05/15/12 .........................................        1,400,000       1,419,429
      Federal Home Loan Banks Notes, 4.13%, 04/18/08 .........................................          400,000         390,963
                                                                                                                   ------------
                                                                                                                      1,810,392
                                                                                                                   ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.0%
      Federal Home Loan Mortgage Corporation Notes, 5.13%, 10/15/08 ..........................        1,350,000       1,340,518
      Federal Home Loan Mortgage Corporation Notes, 6.88%, 09/15/10 ..........................        1,000,000       1,051,135
      Federal Home Loan Mortgage Corporation Notes, 4.25%, 07/15/09 ..........................          500,000         483,659
      Federal Home Loan Mortgage Corporation Notes, 5.00%, 07/15/14 ..........................          600,000         581,442
      Federal Home Loan Mortgage Corporation Notes, 4.38%, 07/17/08 ..........................          500,000         460,268
      Federal Home Loan Mortgage Corporation Notes, 5.25%, 04/18/16 ..........................          700,000         684,743
                                                                                                                   ------------
                                                                                                                      4,601,765
                                                                                                                   ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.0%
      Federal National Mortgage Association Notes, 6.25%, 05/15/29 ...........................          585,000         632,657
      Federal National Mortgage Association Notes, 6.63%, 09/15/09 ...........................        1,000,000       1,033,848
      Federal National Mortgage Association Notes, 6.63%, 11/15/10 ...........................        1,000,000       1,043,945
      Federal National Mortgage Association Notes, 5.38%, 11/15/11 ...........................        1,300,000       1,294,006
                                                                                                                   ------------
                                                                                                                      4,004,456
                                                                                                                   ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $10,693,624)............................................................      10,416,613
                                                                                                                   ------------

                                                                                   MOODY'S/S&P
                                                                                    RATINGS+
                                                                                   -----------
COMMERCIAL PAPER -- 0.7%
      AIG Funding, 5.25%, 07/03/06 (COST $455,362) .............................     P-1, A-1           455,362         455,362
                                                                                                                   ------------
   TOTAL INVESTMENTS -- 100.0% (COST $66,716,481)(3) ..........................................................    $ 66,303,112(4)
                                                                                                                   ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / BROAD MARKET BOND FUND
---------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                                       VALUE
                                                                                                      SHARES         (NOTE 2)
                                                                                                   ------------    ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
    FOR LOANED SECURITIES
   INSTITUTIONAL MONEY MARKET TRUST
      Institutional Money Market Trust (Cost $7,412,607)(6) ..................................        7,412,607    $  7,412,607(5)
                                                                                                                   ============

_____________

+     The ratings shown are unaudited.

@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated security is considered liquid.

(1) Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2006.

(2)   Security partially or fully on loan.

(3) The cost for Federal income tax purposes is $66,716,481. At June 30, 2006, net unrealized depreciation was $413,369. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,022,157, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,435,526.

(4) At June 30, 2006, the market value of securities on loan for the Broad Market Bond Fund was $7,285,254.

(5) The investments held as collateral on loaned securities represented 11.1% of the net assets of the Broad Market Bond Fund.

(6)   Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / MUNICIPAL BOND FUND
------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS(1)        AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
MUNICIPAL BONDS -- 99.9%
   ALABAMA -- 5.3%
      Alabama 21st Century Auth. Tobacco Settlement Rev. Bonds,
         5.10%, 12/01/09 .......................................................    A-, Baa1       $    500,000    $    524,455
      Alabama Housing Fin. Auth. Single Family Mtge. Rev. Bonds,
         Ser. A-1, 5.00%, 10/01/14 .............................................     Aaa, NR            160,000         160,434
      Alabama State Brd. of Edu. Calhoun Community College Rev. Bonds,
         5.00%, 05/01/15 .......................................................     Aaa, NR            500,000         525,435
      Alabama State Public School & College Auth. Rev. Bonds,
         5.13%, 11/01/10 .......................................................     Aa2, NR          1,215,000       1,263,746
      Alabama Water Poll. Cntrl. Auth. Rev. Bonds, Ser. B, (AMBAC), 4.50%,
         08/15/10 ..............................................................    Aaa, AAA            250,000         253,000
      Jefferson County, AL Sewer Rev. Bonds, (FSA), 5.25%, 02/01/11 ............    Aaa, AAA            250,000         260,967
      Mobile, AL Water & Sewer Commrs. Ref. Rev. Bonds, 5.00%,
         01/01/17 ..............................................................    Aaa, AAA          1,500,000       1,555,440
      Trussville, AL Gen. Oblig. Ltd. Bonds, (MBIA), 4.60%, 10/01/13 ...........     Aaa, NR            165,000         168,374
                                                                                                                   ------------
                                                                                                                      4,711,851
                                                                                                                   ------------
   ARIZONA -- 3.8%
      Arizona Health Fac. Auth. Rev. Bonds Blood Systems Inc., 4.00%, 04/01/08 .     NR, A-             790,000         788,128
      Greenlee County, AZ School Dist. Gen. Oblig. Unltd. Bonds, 5.00%, 07/01/09    Baa3, NR            175,000         176,106
      Greenlee County, AZ School Dist. Gen. Oblig. Unltd. Bonds, 5.00%, 07/01/10    Baa3, NR            150,000         150,805
      Greenlee County, AZ School Dist. Gen. Oblig. Unltd. Bonds, 5.00%, 07/01/13    Baa3, NR            200,000         199,648
      Salt River Proj., AZ Agric. Imp. & Power Dist. Rev. Bonds, Ser. A, 5.25%,
         01/01/20 ..............................................................     Aa2, AA          1,000,000       1,053,270
      Tucson, AZ, Ctfs. Participation Bonds, Public Improvements, Ser. A,
         (MBIA), 5.00%, 07/01/21 ...............................................    Aaa, AAA          1,000,000       1,035,790
                                                                                                                   ------------
                                                                                                                      3,403,747
                                                                                                                   ------------
   CALIFORNIA -- 19.3%
      California Infrastructure & Economic Dev. Rev. Bonds, 5.00%,
         10/01/18 ..............................................................     Aa2, AA            365,000         380,483
      California Infrastructure & Economic Dev. Rev. Bonds, 5.00%,
         10/01/20 ..............................................................     Aa2, AA          1,000,000       1,036,120
      California State Dept. Water Research Rev. Bonds Central VY Proj.,
         Ser. AC, 5.00%, 12/01/15 ..............................................    Aaa, AAA          1,000,000       1,059,740
      California State Public Works Brd. Lease Rev. Bonds (Dept. Mental
         Health Hospital), (AMBAC), 5.00%, 12/01/13 ............................    Aaa, AAA            575,000         606,228
      California State Public Works Brd. Ref. Rev. Bonds Dept. of Corrections,
         Ser. E, 5.00%, 06/01/18 ...............................................    Aaa, AAA            820,000         850,849
      California State Public Works Brd. Ref. Rev. Bonds, Ser. D, (MBIA),
         5.25%, 10/01/11 .......................................................    Aaa, AAA            150,000         158,769
      California State Public Works Brd. Rev. Bonds (Dept. of Gen. Svcs.),
         Ser. A, (FSA), 5.00%, 04/01/20 ........................................     A2, AAA          1,000,000       1,029,460
      California State Public Works Brd. Rev. Bonds Univ. of CA Research,
         5.25%, 11/01/17 .......................................................    Aaa, AAA          1,000,000       1,069,870
      California State School Imps. Ref. Gen. Oblig. Bonds, 5.25%, 02/01/14 ....      A2, A             585,000         623,323
      California Statewide Communities Dev. Auth. Rev. Bonds Daughters of
         Charity Health, Ser. G, (Rev. Bonds LOC), 5.00%, 07/01/22 .............    NR, BBB+          1,200,000       1,205,160

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / MUNICIPAL BOND FUND
------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS(1)        AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
   CALIFORNIA (CONTINUED)
      Chabot-Las Positas, CA Comm. College Ref. Gen. Oblig. Bonds, (AMBAC),
         5.00%, 08/01/17 .......................................................    Aaa, AAA       $  1,000,000    $  1,058,370
      Compton, CA Certificate Participation Ref. Bonds, Ser. A, (Civic Center &
         Cap. Imp.), 5.50%, 09/01/15 ...........................................    NR, BBB+            535,000         553,222
      Contra Costa County, CA Multi-Family Housing Rev. Bonds, 3.95%,
         04/15/46 ..............................................................     NR, AAA          2,000,000       1,997,440
      Glendale, CA Univ. School Dist. Gen. Oblig. Bonds, Ser. C, (FSA), 5.50%,
         09/01/15 ..............................................................    Aaa, AAA            125,000         131,560
      Lancaster, CA Redev. Agency Tax Allocation Ref. Bonds, 5.25%, 12/01/20 ...     NR, AAA            400,000         421,640
      Los Angeles, CA Special Assessment Bonds (Landscaping & Ltg.
         District 96-1), (FSA), 4.90%, 03/01/09 ................................     Aa3, AA            100,000         102,315
      Mojave Wtr Agy Calif Impt Dist, 5.00%, 06/01/17 ..........................    Aaa, AAA          1,410,000       1,486,873
      Palm Desrt Calf Fing Auth, 5.00%, 04/01/25 ...............................    Aaa, AAA            500,000         513,150
      Redwood City, CA Elementary School Dist. Gen. Oblig. Bonds, (FGIC),
         5.50%, 08/01/14 .......................................................    Aaa, AAA            125,000         137,186
      San Diego County, CA Water Auth. Rev. Bonds, Ser. A (FGIC), 5.00%,
         05/01/13 ..............................................................    Aaa, AAA            125,000         128,930
      San Francisco, CA City & County International Airport Rev. Bonds, 5.25%,
         01/01/19(2) ...........................................................    Aaa, AAA          1,540,000       1,573,511
      Tulare County, CA Ctfs. Participation Ref. Bonds, (MBIA), 5.00%, 08/15/10      Aaa, NR             50,000          52,222
      Univ. of CA Rev. Bonds, Ser. H, 5.00%, 05/15/18 ..........................    Aaa, AAA            490,000         509,987
      Visalia, CA Cert. Participation Ref. Bonds, 5.00%, 12/01/18 ..............    Aaa, AAA            500,000         517,800
                                                                                                                   ------------
                                                                                                                     17,204,208
                                                                                                                   ------------
   COLORADO -- 0.6%
      Colorado Health Fac. Auth. Rev. Bonds (Catholic Health Initiatives),
         5.38%, 09/01/10 .......................................................     Aa2, AA            500,000         524,280
                                                                                                                   ------------
   DELAWARE -- 1.3%
      Bethany Beach, DE Gen. Oblig. Rev. Bonds, (MBIA), 9.75%, 11/01/07 ........    Aaa, AAA            160,000         171,779
      Bethany Beach, DE Gen. Oblig. Rev. Bonds, (MBIA), 9.75%, 11/01/08 ........    Aaa, AAA            180,000         202,648
      Delaware River & Bay Auth. Rev. Bonds, (AMBAC), 5.40%, 01/01/14 ..........    Aaa, AAA            250,000         264,212
      Delaware State Economic Dev. Auth. Ref. Rev. Bonds, (Delmarva Power Poll.
         Cntrl. Proj.), Ser. 2001C, (AMBAC), 4.90%, 05/01/26 ...................    Aaa, AAA            250,000         256,015
      Delaware State Economic Dev. Auth. Rev. Bonds, (Student Housing Univ.
         Courtyard), (RADIAN), 5.38%, 08/01/11 .................................     NR, AA             250,000         260,305
      Delaware State Housing Auth. Multi-Family Mtge. Ref. Rev. Bonds,
         Ser. 1992C, 7.25%, 01/01/07 ...........................................      A1, A              20,000          20,002
                                                                                                                   ------------
                                                                                                                      1,174,961
                                                                                                                   ------------
   FLORIDA -- 2.7%
      Alachua County, FL Public Imp. Rev. Bonds, 5.00%, 08/01/14 ...............    Aaa, AAA            585,000         591,306
      Broward County, FL Resource Recovery Ref. Bonds, Wheelabrator
         South A, 5.00%, 12/01/07 ..............................................     A3, AA-            275,000         278,630
      Lakeland, FL Energy Sys. Rev. Bonds, (MBIA), 5.50%, 10/01/14 .............    Aaa, AAA            455,000         484,712
      Osceola County, FL School Brd. Cert. Participation Four Corcers Charter
         School Bonds, Ser. A, (MBIA), 5.80%, 08/01/15 .........................     Aaa, NR            100,000         107,898
      Reedy Creek, FL Impt. Dist. Utilities Rev. Bonds, (MBIA), 5.25%, 10/01/14     Aaa, AAA            900,000         957,807
                                                                                                                   ------------
                                                                                                                      2,420,353
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / MUNICIPAL BOND FUND
------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS(1)        AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
   GEORGIA -- 1.8%
      Clayton County, GA Dev. Auth. Rev. Bonds, Ser. A, 5.00%,
         08/01/18 ..............................................................    Aaa, AAA       $    465,000    $    487,083
      Georgia State Housing & Fin. Auth. Rev. Bonds, (Single Family Mtge.),
         4.85%, 06/01/08 .......................................................     NR, AAA            260,000         258,513
      Gwinnett County, GA. Dev. Auth. COP's, (Gwinnett Cnty Public School Proj.),
         (MBIA), 5.25%, 01/01/14 ...............................................    Aaa, AAA            500,000         534,415
      Private Colleges & Univ. Auth. Rev. Bonds, (Emory Univ. Proj.), Ser. 2000A,
         5.75%, 11/01/15 .......................................................     Aa2, AA            250,000         269,702
                                                                                                                   ------------
                                                                                                                      1,549,713
                                                                                                                   ------------
   ILLINOIS -- 1.9%
      Bloomington, IL Gen. Oblig. Unltd. Bonds, 5.50%, 12/01/07 ................     Aa2, NR            300,000         305,196
      Chicago, IL Water Rev. Sr. Lien Bonds, (AMBAC), 5.75%, 11/01/11 ..........    Aaa, AAA            200,000         215,428
      Illinois Educ. Fac. Auth. Rev. Bonds, (Northwestern Univ. Proj.), 5.10%,
         11/01/11 ..............................................................    Aa1, AA+            400,000         416,784
      Illinois Educ. Fac. Auth. Rev. Bonds, (Northwestern Univ. Proj.), 5.15%,
         11/01/12 ..............................................................    Aa1, AA+            250,000         262,340
      Illinois State Gen. Oblig. Unltd. Bonds, (FGIC), 5.38%, 07/01/08 .........    Aaa, AAA            250,000         253,115
      Springfield, IL Elec. Rev. Bonds, Sr Lien, (MBIA), 5.50%, 03/01/12 .......    Aaa, AAA            250,000         268,392
                                                                                                                   ------------
                                                                                                                      1,721,255
                                                                                                                   ------------
   INDIANA -- 0.6%
      Indiana Health Facility Financing Auth. Rev. Bonds, 5.00%, 05/01/07 ......    Aa3, AA-            530,000         534,669
                                                                                                                   ------------
   KANSAS -- 0.6%
      Butler & Sedgwick County, KS Univ. School Dist. Gen. Oblig.
         Unltd. Bonds, (FSA), 6.00%, 09/01/14 ..................................    Aaa, AAA            500,000         562,660
                                                                                                                   ------------
   LOUISIANA -- 0.5%
      Louisiana State Citizens Prop. Ins. Corp. Rev. Bonds, Public Improvements,
         Ser. B, (AMBAC), 5.00%, 06/01/15 ......................................    Aaa, AAA            435,000         456,654
                                                                                                                   ------------
   MARYLAND -- 0.5%
      Maryland State Health & Higher Educ. Fac. Auth. Rev. Bonds,
         (AMBAC), 5.13%, 07/01/12 ..............................................    Aaa, AAA            400,000         424,180
                                                                                                                   ------------
   MASSACHUSETTS -- 2.0%
      Massachusetts State Commonwealth Gen. Oblig. Bonds, 5.00%, 10/01/09 ......    Aa2, AA-            500,000         516,235
      Massachusetts State Dev. Fin. Agency Rev. Bond (Univ. of MA, Visual &
         Performing Arts Proj.), 6.00%, 08/01/16 ...............................     A2, NR             310,000         350,257
      Massachusetts State Fed. Highway Grant Ant. Notes, Ser. 1998B, 5.13%,
         12/15/08 ..............................................................     Aa3, NR            350,000         362,572
      Massachusetts State Gen. Oblig. Ltd. Bonds, High. Improvements, Ser. A,
         3.98%, 12/01/30 .......................................................     Aa2, AA            200,000         200,000
      Massachusetts State Housing Fin. Agency Rev. Bonds, 4.00%, 12/01/10(2) ...     Aa2, AA             85,000          82,770
      Massachusetts State Special Oblig. Rev. Bonds Ref. Nts.- Federal
         Highway Grant Ant.-A, (FSA), 5.00%, 12/15/12 ..........................     Aaa, NR            275,000         287,928
                                                                                                                   ------------
                                                                                                                      1,799,762
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / MUNICIPAL BOND FUND
------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS(1)        AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
   MICHIGAN -- 0.8%
      Fowlerville, MI Community Schools Dist. Gen. Oblig. Bonds, (FGIC),
         5.00%, 05/01/14 .......................................................    Aaa, AAA       $    650,000    $    682,104
                                                                                                                   ------------
   MINNESOTA -- 0.3%
      Minnesota State Gen. Oblig. Rev. Bonds, 5.00%, 11/01/07 ..................     A1, AAA            250,000         254,038
                                                                                                                   ------------
   MISSOURI -- 1.8%
      Kansas City, MO Special Fac. Rev. Bonds Overhaul Base Project, Ser.
         G, 4.00%, 09/01/10 ....................................................     A2, AA-            540,000         528,023
      Kansas City, MO Special Fac. Rev. Bonds, MCI Overhaul Base Proj. Ser. G,
         4.00%, 09/01/11 .......................................................     A2, AA-            465,000         450,101
      Truman State Univ., MO Housing Sys. Rev. Bonds, 5.00%, 06/01/15 ..........     Aaa, NR            615,000         644,194
                                                                                                                   ------------
                                                                                                                      1,622,318
                                                                                                                   ------------
   NEVADA -- 2.3%
      Nevada State Gen. Oblig. Unref. Bal. Bonds, 5.13%, 09/01/10 ..............     Aa1, AA            345,000         351,338
      Nevada State Highway Imp. Rev. Bonds (Motor Vehicle Fuel Tax), (FGIC),
         5.50%, 12/01/11 .......................................................    Aaa, AAA            250,000         267,548
      North Las Vegas, NV Ref. Bonds, 3.90%, 12/01/06 ..........................    Aaa, AAA            150,000         149,979
      North Las Vegas, NV Ref. Bonds, 5.00%, 12/01/16 ..........................    Aaa, AAA            900,000         896,985
      Washoe County, NV Gen. Oblig. Bonds, (Park, Open Space & Library),
         (FGIC), 5.75%, 05/01/14 ...............................................    Aaa, AAA            380,000         407,314
                                                                                                                   ------------
                                                                                                                      2,073,164
                                                                                                                   ------------
   NEW JERSEY -- 7.5%
      Camden County, NJ Impt. Auth. Cooper Health Sys Oblig Grp-B,
         5.00%, 02/15/15 .......................................................    Baa3, BBB         2,435,000       2,448,417
      Camden County, NJ Impt. Auth. Cooper Health Sys. Oblig. Grp-A,
         5.00%, 02/15/15 .......................................................    Baa3, BBB         1,090,000       1,096,006
      Camden County, NJ Impt. Auth. Health Care Rev. Bonds,
         5.60%, 02/15/07 .......................................................    Baa3, BBB            60,000          59,985
      Cherry Hill Township, NJ School Dist. Gen. Oblig. Bonds, 5.00%, 02/15/17 .     Aaa, NR            725,000         762,758
      New Jersey State Housing & Mtge. Fin. Agency Rev. Bonds, 5.20%, 10/01/07 .    Aaa, AAA          2,000,000       2,024,680
      New Jersey Tobacco Settlement Fin. Corp. Rev. Bonds, 5.00%, 06/01/09 .....    Baa3, BBB           250,000         255,060
                                                                                                                   ------------
                                                                                                                      6,646,906
                                                                                                                   ------------
   NEW MEXICO -- 0.7%
      Albuquerque, NM Storm Sewer Gen. Oblig. Bonds, Ser. B, 5.00%, 07/01/06 ...     Aa3, AA            650,000         650,000
                                                                                                                   ------------
   NEW YORK -- 13.6%
      New York City Transitional Fin. Auth. Rev. Bonds, 5.00%, 11/01/11 ........    Aa2, AA+            500,000         523,960
      New York City, NY Transitional Fin. Auth., 5.75%, 11/01/11 ...............    Aa1, AAA            215,000         230,910
      New York State Agency Spec. School Purp. Rev. Bonds, Ser. C,
         5.25%, 12/01/10 .......................................................     NR, A+           1,500,000       1,570,635
      New York State Dorm Auth. Rev. Bonds, (MBIA), 5.25%, 05/15/15 ............    Aaa, AAA          1,000,000       1,067,390
      New York State Dorm. Auth. Pace Univ. Ref. Bonds, (MBIA),
         6.50%, 07/01/08 .......................................................    Aaa, AAA            515,000         541,456
      New York State Dorm. Auth. Personal Income Rev. Bonds, Ser. A,
         5.00%, 03/15/13 .......................................................     NR, AAA            500,000         526,370

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / MUNICIPAL BOND FUND
------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS(1)        AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
   NEW YORK (CONTINUED)
      New York State Dorm. Auth. Ref. Bonds, North General Hosp.,
         5.75%, 02/15/16 .......................................................     NR, AA-       $  2,035,000    $  2,201,850
      New York State Dorm. Auth. Rev. Bonds, New York State Dept. of Health,
         5.25%, 07/01/17 .......................................................     NR, AA-            750,000         790,980
      New York State Environ. Fac. Corp. Rev. Bonds, Ser. A, 5.00%, 03/15/13 ...     NR, AA-            515,000         541,239
      New York State Power Auth., Ref. Bonds, Ser. A, 5.00%, 11/15/16 ..........    Aa3, AAA          1,000,000       1,056,570
      New York State Urban Dev. Corp. Rev. Bonds, 5.00%, 12/15/06 ..............     NR, AA             500,000         502,825
      New York State Urban Dev. Corp. Rev. Bonds, 5.00%, 01/01/07 ..............     A1, AA-            500,000         502,980
      New York Tobacco Sett. Fund. Corp. Rev. Bonds, Ser. A-1, 5.50%, 06/01/14 .     A1, AA-            450,000         467,559
      New York, NY City Municipal Water Fin. Auth. Rev. Bonds, 5.00%, 06/15/19 .    Aa2, AA+            500,000         518,215
      New York, NY Gen. Oblig. Bonds, Ser. E, 5.25%, 08/01/12 ..................     A1, A+             250,000         264,340
      New York, NY Valoren Property Tax Gen. Oblig. Bonds, 5.25%, 08/01/17 .....     A1, A+             260,000         265,743
      West Genesee, NY Cent. School Dist. Gen. Oblig. Bonds, (FSA),
         3.50%, 06/15/07 .......................................................     Aaa, NR            500,000         498,675
                                                                                                                   ------------
                                                                                                                     12,071,697
                                                                                                                   ------------
   NORTH CAROLINA -- 1.5%
      Charlotte, NC Airport Rev. Bonds, Ser. B, 5.25%, 07/01/11(2) .............    Aaa, AAA          1,000,000       1,039,150
      Charlotte, NC Storm Water Fee Rev. Bonds, 5.60%, 06/01/13 ................    Aa2, AA+            250,000         267,295
                                                                                                                   ------------
                                                                                                                      1,306,445
                                                                                                                   ------------
   OHIO -- 3.9%
      Elyria, OH Bond Antic. Public Imp. Bonds, 4.00%, 07/20/06 ................     NR, NR             350,000         350,004
      Lorain County, OH Hosp. Rev. Bonds, (Catholic Healthcare Partners),
         5.00%, 10/01/08 .......................................................    Aa3, AA-            500,000         510,350
      Lorain County, OH Hosp. Rev. Bonds, (Catholic Healthcare Partners), Ser.
         A, 5.63%, 10/01/16 ....................................................    Aa3, AA-            500,000         529,425
      Ohio State Bldg. Fac. Auth. Rev. Bonds, (Sports Bldg. Fund Proj.), Ser.
         2001A, 5.50%, 04/01/12 ................................................     Aa2, AA            500,000         531,370
      Ohio State Higher Educ. Cap. Fac. Rev. Bonds, Ser. 2A, 5.50%, 12/01/08 ...     Aa2, AA            200,000         207,404
      Ohio State Higher Educ. Cap. Fac. Rev. Bonds, Ser. 2A, 5.50%, 12/01/09 ...     Aa2, AA            500,000         525,080
      Ohio State Infrastructure Imp. Gen. Oblig. Bonds, 5.75%, 02/01/10 ........    Aa1, AA+            350,000         370,653
      Pickerington, OH Local School Dist. Construction & Imp. Gen. Oblig. Bonds,
         5.80%, 12/01/09 .......................................................    Aaa, AAA            410,000         422,366
                                                                                                                   ------------
                                                                                                                      3,446,652
                                                                                                                   ------------
   OKLAHOMA -- 0.1%
      Oklahoma City, OK Gen. Oblig. Bonds, 5.40%, 07/01/10 .....................     Aa2, AA            100,000         105,450
                                                                                                                   ------------
   OREGON -- 0.4%
      Portland, OR Urban Renewal & Redev. Ref. Bonds, Ser. A, 5.00%, 06/15/17 ..     Aaa, NR            320,000         336,474
                                                                                                                   ------------
   PENNSYLVANIA -- 7.1%
      Adams County, PA Public Imp. Misc. Rev. Bonds, (FGIC), 5.20%, 05/15/11 ...    Aaa, AAA            250,000         263,680
      Allegheny Cty., PA High. Educ. Bldg. Auth. Rev. Bonds, Carnegie
         Mellon Univ., 4.02%, 12/01/33 .........................................     NR, AA-            800,000         800,000
      Bristol Borough, PA School Dist. Gen. Oblig. Bonds, 5.00%, 03/01/20 ......     AAA, NR            500,000         519,700

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / MUNICIPAL BOND FUND
------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL         VALUE
                                                                                    RATINGS(1)        AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
   PENNSYLVANIA (CONTINUED)
      Pennsylvania State Higher Educational Fac. Auth. Rev. Bonds (Philadelphia
         College of Osteopathic Medicine), 5.00%, 12/01/16 .....................      NR, A        $  1,560,000    $  1,615,521
      Pennsylvania State Higher Educational Fac. Auth. Rev. Bonds, (Philadelphia
         College Osteopathic Medicine), 5.00%, 12/01/17 ........................      NR, A             500,000         516,450
      Pennsylvania State Ref. Gen. Oblig. Bonds, (FGIC), 5.38%, 11/15/07 .......    Aaa, AAA            250,000         253,895
      Philadelphia, PA Airport Rev. Bonds, Ser. A, 5.00%, 06/15/18(2) ..........    Aaa, AAA            600,000         613,878
      Philadelphia, PA School District Ref. Bonds, Ser. A, 5.00%, 08/01/17 .....    Aaa, AAA            600,000         622,572
      Pittsburgh, PA Stadium Auth. Lease Rev. Bonds, 6.50%, 04/01/11 ...........    Aaa, AAA            120,000         127,207
      State Public School Bldg. Auth. Pennsylvania Rev. Bonds, (FGIC),
         5.25%, 11/01/15 .......................................................    Aaa, AAA            545,000         579,291
      York County, PA Solid Waste & Refuse Auth. Rev. Bonds, (FGIC),
         5.50%, 12/01/06 .......................................................    Aaa, AAA            400,000         402,664
                                                                                                                   ------------
                                                                                                                      6,314,858
                                                                                                                   ------------
   PUERTO RICO -- 0.4%
      The Childrens Trust Fund, Puerto Rico, Tobacco Settlement Rev. Bonds,
         5.00%, 05/15/09 .......................................................    Baa3, BBB           100,000         102,210
      The Childrens Trust Fund, Puerto Rico, Tobacco Settlement Rev. Bonds,
         5.75%, 07/01/10 .......................................................     NR, AAA            250,000         266,065
                                                                                                                   ------------
                                                                                                                        368,275
                                                                                                                   ------------
   SOUTH CAROLINA -- 1.7%
      South Carolina State Public Servicing Authority Rev. Bonds, Ser. D,
         5.00%, 01/01/20 .......................................................    Aaa, AAA          1,500,000       1,548,585
                                                                                                                   ------------
   SOUTH DAKOTA -- 0.3%
      South Dakota Housing Dev. Auth. Homeownership Mtge. Rev. Bonds, Ser. C,
         4.15%, 05/01/07 .......................................................    Aa1, AAA            265,000         265,323
                                                                                                                   ------------
   TENNESSEE -- 0.3%
      Memphis, TN Sewer Sys. Ref. Rev. Bonds, 5.25%, 10/01/13 ..................     A2, AA             250,000         266,058
                                                                                                                   ------------
   TEXAS -- 7.4%
      Cedar Park, TX Utility Sys. Rev. Bonds, 5.00%, 08/15/18 ..................    Aaa, AAA            400,000         415,096
      Corpus Christi, TX Utility Sys. Rev. Bonds, Ser. A, 5.00%, 07/15/18 ......    Aaa, AAA            500,000         520,630
      Galena Park, TX Indpt. School Dist. Gen. Oblig. Bonds, (PSF-GTY),
         7.00%, 08/15/11 .......................................................     Aaa, NR            250,000         279,043
      Georgetown, TX Indpt. School Dist. Gen. Oblig. Ref. Bonds, (PSF-GTY),
         5.00%, 02/15/17 .......................................................    Aaa, AAA            500,000         519,525
      Houston, TX Unrefunded-Ref. & Pub. Impt. - Ser. A, 5.25%, 03/01/13 .......    Aa3, AA-            100,000         103,366
      Katy, TX Indpt. School Dist. Gen. Oblig. Bonds, Permanent School
         Fund Guaranty, 5.50%, 02/15/15 ........................................    Aaa, AAA            500,000         530,175
      Laredo, TX Ref. Gen. Oblig. Bonds, 5.00%, 08/15/19 .......................    Aaa, AAA            850,000         881,433
      Lubbock, TX Health Fac. Dev. Corp. Rev. Bonds, (St. Joseph Health Sys.),
         5.00%, 07/01/08 .......................................................    Aa3, AA-            350,000         357,423
      Pearland, TX Indpt. School Dist. Schoolhouse Rev. Bonds, Ser. 2001A,
         (PSF-GTY), 5.00%, 02/15/12 ............................................    Aaa, AAA            625,000         652,375
      San Antonio, TX Indpt. School Dist. Gen. Oblig. Unltd. Bonds, (PSF-GTY),
         7.00%, 08/15/08 .......................................................    Aaa, AAA            225,000         239,020

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / MUNICIPAL BOND FUND
------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL          VALUE
                                                                                   RATINGS(1)         AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
   TEXAS (CONTINUED)
      Texas State College Student Loan Gen. Oblig. Bonds, 5.00%, 08/01/12 ......     Aa1, AA       $  1,000,000    $  1,000,750
      Texas State Ref. Public Fin. Auth. Gen. Oblig. Bonds, Ser. 2001A,
         5.50%, 10/01/12 .......................................................     Aa1, AA            300,000         319,590
      Texas Water Dev. Brd. Rev. Bonds, St. Revolving Fd-Sr Lien-Ser. 1998A,
         5.25%, 07/15/11 .......................................................    Aaa, AAA            500,000         512,625
      Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/11 ..............    Aaa, AAA             60,000          66,190
      Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/12 ..............    Aaa, AAA             75,000          83,316
      Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13 ..............    Aaa, AAA             85,000          95,521
                                                                                                                   ------------
                                                                                                                      6,576,078
                                                                                                                   ------------
   UTAH -- 2.1%
      Salt Lake County, UT Sales Tax Rev. Bonds, 5.00%, 08/01/17 ...............     NR, AAA            500,000         525,275
      Utah State Assd. Mun. Power Sys. Rev. Bonds, Payson Power Proj.,
         Ser. A, 5.25%, 04/01/15 ...............................................    Aaa, AAA          1,000,000       1,059,180
      Utah State Bldg. Ownership Auth. Lease Rev. Bonds, 5.50%, 05/15/07 .......    Aa1, AA+            250,000         251,575
                                                                                                                   ------------
                                                                                                                      1,836,030
                                                                                                                   ------------
   VIRGINIA -- 2.3%
      Virginia Commonwealth Trans. Brd. Rev. Bonds, (Federal Highway
         Reimbursement Ant. Notes), 5.75%, 10/01/07 ............................     Aa2, AA          1,000,000       1,023,990
      Virginia State Pub. Bldg. Auth., Pub. Facs. Ref. Bonds, Ser. D,
         5.00%, 08/01/16 .......................................................    Aa1, AA+          1,000,000       1,052,150
                                                                                                                   ------------
                                                                                                                      2,076,140
                                                                                                                   ------------
   WASHINGTON -- 4.0%
      Clark & Skamania Counties, Washington School Dist. Gen. Oblig. Bonds,
         5.00%, 12/01/16 .......................................................     AAA, NR          1,165,000       1,210,703
      Clark County Washington School Dist. No. 37 Gen. Oblig. Bonds,
         5.13%, 12/01/10 .......................................................     Aa3, NR            500,000         521,455
      Seattle, WA Muni. Light & Power Ref. Rev. Bonds, (FSA), 5.00%, 07/01/10 ..    Aaa, AAA            350,000         360,944
      Snohomish County, WA Public Utility Rev. Bonds, (FSA), 5.00%, 12/01/08 ...    Aaa, AAA            250,000         256,355
      Washington State Public Power Supply Sys. Nuclear Proj. No. 1 Rev. Bonds,
         5.75%, 07/01/09 .......................................................    Aaa, AA-            320,000         335,888
      Washington State Public Power Supply Sys. Nuclear Proj. No. 2 Rev. Bonds,
         5.75%, 07/01/09 .......................................................    Aaa, AA-            200,000         209,930
      Washington State Variable Purpose-Ser. B, Gen. Oblig. Unltd. Bonds,
         5.00%, 01/01/13 .......................................................     Aa1, AA            300,000         307,530
      Washington Tobacco Settlement Mgmt. Auth. Rev. Bonds, 5.00%, 06/01/08 ....    Baa2, BBB           300,000         304,938
                                                                                                                   ------------
                                                                                                                      3,507,743
                                                                                                                   ------------
   WEST VIRGINIA -- 0.3%
      West Virginia State Bldg. Ref. Rev. Bonds, Ser. A, (AMBAC),
         5.38%, 07/01/18 .......................................................    Aaa, AAA            250,000         270,335
                                                                                                                   ------------
   WISCONSIN -- 0.2%
      Wisconsin State Trans. Rev. Ref. Bonds, Ser. 1, 5.75%, 07/01/14 ..........    Aaa, AAA             70,000          76,542
      Wisconsin State Trans. Rev. Ref. Bonds, Ser. 1, (AMBAC) 5.75%, 07/01/14 ..    Aaa, AAA            105,000         113,592
                                                                                                                   ------------
                                                                                                                        190,134
                                                                                                                   ------------
   TOTAL MUNICIPAL BONDS (COST $89,605,440) ...................................................................      88,903,100
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / MUNICIPAL BOND FUND
------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                                       VALUE
                                                                                                      SHARES         (NOTE 2)
                                                                                                   ------------    ------------
SHORT-TERM INVESTMENTS -- 0.1%
      BlackRock Municipal Cash Tax-Exempt Cash Money Market Fund .............................           48,173    $     48,173
      BlackRock Municipal Fund Tax-Exempt Money Market Fund ..................................           48,172          48,172
                                                                                                                   ------------
   TOTAL SHORT-TERM INVESTMENTS
      (COST $96,345) ..........................................................................................          96,345
                                                                                                                   ------------
   TOTAL INVESTMENTS -- 100.0% (COST $89,701,785)(3) ..........................................................    $ 88,999,445
                                                                                                                   ============

----------

(1) Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.

(2)   Security is subject to the Alternative Minimum Tax.

(3) The cost for Federal income tax purposes was $89,701,785. At June 30, 2006, net unrealized depreciation was $702,340. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $417,540, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,119,880.

AMBAC--Credit rating enhanced by guaranty or insurance from AMBAC Indemnity
Corp.

FGIC--Credit rating enhanced by guaranty or insurance from Financial Guaranty Insurance Corp.

FSA--Credit rating enhanced by guaranty or insurance from Financial Security Assurance

MBIA--Credit rating enhanced by guaranty or insurance from MBIA

RADIAN--Credit rating enhanced by guaranty or insurance from Radian Asset Assurance, Inc.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / SHORT-TERM BOND FUND
-------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P      PRINCIPAL          VALUE
                                                                                   RATINGS(1)         AMOUNT         (NOTE 2)
                                                                                   -----------     ------------    ------------
CORPORATE BONDS -- 81.9%
   FINANCIALS -- 20.2%
      Capital One Corp., 6.70%, 05/15/08 .......................................    Baa2, BBB      $    750,000    $    762,811
      General Electric Capital Corp., 4.88%, 10/21/10 ..........................    Aaa, AAA            900,000         874,195
      General Motors Acceptance Corp., 6.13%, 08/28/07 .........................     Ba1, BB            400,000         395,817
      Goldman Sachs Group 144A, 6.50%, 02/25/09@ ...............................     Aa3, A+            200,000         203,775
      Lehman Brothers Holdings, 4.25%, 01/27/10 ................................      A1, A             390,000         370,514
      MBNA America, 4.63%, 08/03/09 ............................................   Baa1, BBB+           800,000         777,814
      Residential Capital Corp., 6.88%, 06/29/07(2) ............................   Baa2, BBB-           280,000         280,905
                                                                                                                   ------------
                                                                                                                      3,665,831
                                                                                                                   ------------
   INDUSTRIALS -- 36.1%
      A.H. Belo Corp., 7.13%, 06/01/07 .........................................    Baa3, BBB           200,000         201,199
      Alabama Power Co., 5.10%, 02/01/11 .......................................      A2, A             325,000         316,856
      Bausch & Lomb, Inc., 6.95%, 11/15/07 .....................................    Baa3, BBB           500,000         505,778
      D.R. Horton, Inc., 7.50%, 12/01/07 .......................................   Baa3, BBB-           155,000         157,586
      DaimlerChrysler NA Holding Corp., 4.05%, 06/04/08 ........................     A3, BBB            350,000         338,400
      Deluxe Corp., 3.50%, 10/01/07 ............................................   Baa1, BBB+           300,000         286,541
      Dominion Resources, Inc., 8.13%, 06/15/10 ................................   Baa1, BBB+           335,000         359,520
      Donnelley (R.R.) & Sons, 3.75%, 04/01/09 .................................    Baa2, A-            465,000         437,983
      HCA, Inc., 5.25%, 11/06/08 ...............................................    Ba1, BBB-           250,000         243,411
      Kroger, 7.45%, 03/01/08 ..................................................   Baa2, BBB-           400,000         409,817
      Liberty Media Corp., 6.83%, 09/17/06(2) ..................................    Baa3, BB+           154,000         154,323
      Safeway, Inc., 6.50%, 11/15/08 ...........................................    Baa2, BBB         1,000,000       1,011,932
      The Gap Inc., 6.90%, 09/15/07 ............................................      A2, A             500,000         503,064
      Tyco International Group, 6.13%, 11/01/08 ................................     Baa1, A            610,000         613,665
      Waste Management, Inc., 6.50%, 11/15/08 ..................................    Baa3, BBB         1,000,000       1,015,630
                                                                                                                   ------------
                                                                                                                      6,555,705
                                                                                                                   ------------
   TELECOMMUNICATION SERVICES -- 5.5%
      Oracle Corp, 5.00%, 01/15/11 .............................................     A3, A-             100,000          96,507
      Sprint Capital Corp., 6.13%, 11/15/08 ....................................   Baa2, BBB-           900,000         907,050
                                                                                                                   ------------
                                                                                                                      1,003,557
                                                                                                                   ------------
   UTILITIES -- 20.1%
      Cogentrix Energy, Inc. 144A, 8.75%, 10/15/08@ ............................     Aa3, A+            500,000         537,222
      Consumers Energy, 4.25%, 04/15/08 ........................................   Baa3, BBB-           300,000         291,588
      Duke Energy Corp., 3.75%, 03/05/08 .......................................    A3, BBB+          1,000,000         969,354
      Duke Energy Corp., 4.20%, 10/01/08 .......................................    A3, BBB+            245,000         236,657
      FirstEnergy Corp., 5.50%, 11/15/06 .......................................    Baa3, BB+         1,350,000       1,348,398
      Nevada Power Co., 8.25%, 06/01/11 ........................................     Ba1, BB            250,000         267,230
                                                                                                                   ------------
                                                                                                                      3,650,449
                                                                                                                   ------------
   TOTAL CORPORATE BONDS (COST $15,197,145) ...................................................................      14,875,542
                                                                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS / SHORT-TERM BOND FUND
-------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL          VALUE
                                                                                                      AMOUNT         (NOTE 2)
                                                                                                   ------------    ------------
MORTGAGE-BACKED SECURITIES -- 6.2%
      Federal Home Loan Mortgage Corporation Notes, 2751 VT, 6.00%, 02/15/34 .................     $     88,322    $     88,042
      Federal Home Loan Mortgage Corporation Notes, 7 Yr. Balloon, 4.50%,
         11/01/10 ............................................................................          269,832         260,217
      Federal National Mortgage Association Notes, 3.99%, 05/01/33 ...........................          554,940         543,230
      Federal National Mortgage Association Notes 2005-29 WC, 4.75%, 04/25/35 ................          250,330         240,183
                                                                                                                   ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $1,163,269) .........................................................       1,131,672
                                                                                                                   ------------
U.S. AGENCY OBLIGATIONS -- 4.9%
   FEDERAL HOME LOAN BANKS NOTES -- 1.5%
      Federal Home Loan Banks Notes, 2.44%, 03/09/09 .........................................          275,000         262,510
                                                                                                                   ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.4%
      Federal Home Loan Mortgage Corporation Notes, 4.25%, 07/15/09 ..........................          500,000         483,659
      Federal Home Loan Mortgage Corporation Notes, 6.88%, 09/15/10 ..........................          125,000         131,392
                                                                                                                   ------------
                                                                                                                        615,051
                                                                                                                   ------------

   TOTAL U.S. AGENCY OBLIGATIONS (COST $904,874) ..............................................................         877,561
                                                                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 5.3%
      U.S. Treasury Notes, 4.00%, 06/15/09 ...................................................          250,000         242,315
      U.S. Treasury Notes, 3.88%, 05/15/10 ...................................................          300,000         287,098
      U.S. Treasury Notes, 4.25%, 10/15/10 ...................................................          450,000         435,515
                                                                                                                   ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $999,025) ............................................................         964,928
                                                                                                                   ------------

                                                                                   MOODY'S/S&P
                                                                                   RATINGS(1)
                                                                                   -----------
COMMERCIAL PAPER -- 1.7%
      AIG Funding, 5.25%, 07/03/06 (COST $313,335) .............................    P-1, A-1            313,335         313,335
                                                                                                                   ------------
   TOTAL INVESTMENTS -- 100.0% (COST $18,577,648)(3) ..........................................................    $ 18,163,038
                                                                                                                   ============

----------

@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated security is considered liquid.

(1)   The ratings shown are unaudited.

(2) Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of June 30, 2006.

(3) The cost for Federal income tax purposes is $18,577,648. At June 30, 2006 net unrealized depreciation was $414,610. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $621, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $415,231.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                                               SHORT/
                                                            INTERMEDIATE-
                                                              TERM BOND      BROAD MARKET       MUNICIPAL       SHORT-TERM
                                                                FUND           BOND FUND        BOND FUND        BOND FUND
                                                            -------------    -------------    -------------    -------------
ASSETS:
Investment in securities, at value* .....................   $ 132,293,670    $  66,303,112    $  88,999,445    $  18,163,038
Securities lending collateral ...........................      21,495,279        7,412,607               --               --
Receivable for fund shares sold .........................         138,669            1,021           86,464               --
Receivable from advisor .................................              --               --               --           12,495
Dividends and interest receivable .......................       1,475,903          874,115        1,207,092          187,970
Other assets ............................................          10,393            8,558           14,115            6,685
                                                            -------------    -------------    -------------    -------------
Total assets ............................................     155,413,914       74,599,413       90,307,116       18,370,188
                                                            -------------    -------------    -------------    -------------
LIABILITIES:
Obligation to return securities lending collateral ......      21,495,279        7,412,607               --               --
Payable for fund shares redeemed ........................         261,715          152,739           65,775        1,940,708
Payable for investments purchased .......................              --               --          510,790               --
Dividend payable ........................................         483,753          241,435          241,079           61,561
Accrued advisory fee ....................................          38,144           19,416           25,841               --
Other accrued expenses ..................................          57,274           34,543           29,228           30,821
                                                            -------------    -------------    -------------    -------------
Total liabilities .......................................      22,336,165        7,860,740          872,713        2,033,090
                                                            -------------    -------------    -------------    -------------
NET ASSETS ..............................................   $ 133,077,749    $  66,738,673    $  89,434,403    $  16,337,098
                                                            =============    =============    =============    =============
NET ASSETS CONSIST OF:
Paid-in capital .........................................   $ 135,858,514    $  67,155,882    $  90,507,008    $  17,564,024
Undistributed (distributions in excess of) net investment
    income ..............................................         (80,818)          (2,393)            (105)           1,627
Accumulated net realized loss on investments ............        (432,702)          (1,447)        (370,160)        (813,943)
Net unrealized depreciation on investments ..............      (2,267,245)        (413,369)        (702,340)        (414,610)
                                                            -------------    -------------    -------------    -------------
NET ASSETS ..............................................   $ 133,077,749    $  66,738,673    $  89,434,403    $  16,337,098
                                                            =============    =============    =============    =============
NET ASSETS BY SHARE CLASS:
  Institutional Shares ..................................   $ 132,913,378    $  66,728,764    $  89,424,399    $  16,327,007
  Investor Shares .......................................         164,371            9,909           10,004           10,091
                                                            -------------    -------------    -------------    -------------
                                                            $ 133,077,749    $  66,738,673    $  89,434,403    $  16,337,098
                                                            =============    =============    =============    =============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  ($0.01 par value, unlimited authorized shares)
  Institutional Shares ..................................      13,606,821        7,094,207        7,063,143        1,689,918
  Investor Shares .......................................          16,992            1,053              790            1,044

PER SHARE:
  Institutional Shares (net asset value, offering and
      redemption price) .................................   $        9.77    $        9.41    $       12.66    $        9.66
                                                            -------------    -------------    -------------    -------------
  Investor Shares (net asset value (NAV) and redemption
      price) ............................................   $        9.67    $        9.41    $       12.66    $        9.67
                                                            -------------    -------------    -------------    -------------
  Investor Shares (public offering price -- NAV / 0.98) .   $        9.87    $        9.60    $       12.92    $        9.87
                                                            -------------    -------------    -------------    -------------
*Investments at cost ....................................   $ 134,560,915    $  66,716,481    $  89,701,785    $  18,577,648

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2006

                                                               SHORT/
                                                            INTERMEDIATE-
                                                              TERM BOND      BROAD MARKET       MUNICIPAL       SHORT-TERM
                                                                FUND           BOND FUND        BOND FUND        BOND FUND
                                                            -------------    -------------    -------------    -------------
INVESTMENT INCOME:
    Interest and dividends ..............................   $   5,682,572    $   3,295,476    $   2,891,189    $   1,169,449
    Securities lending ..................................          14,999            7,637               --               --
                                                            -------------    -------------    -------------    -------------
    Total investment income .............................       5,697,571        3,303,113        2,891,189        1,169,449
                                                            -------------    -------------    -------------    -------------
EXPENSES:
    Advisory fees .......................................         419,143          231,500          266,774          101,394
    Administration and accounting fees ..................         126,165           78,176           98,602           51,054
    Custody fees ........................................          25,279           19,550           15,702           18,839
    Compliance services .................................          14,920            9,212            8,878            5,248
    Distribution fees-Investor Shares ...................             454               14               14               14
    Transfer agent fees .................................          39,269           23,353           25,654           13,200
    Reports to shareholders .............................          35,816           20,353           20,593           14,834
    Trustees' fees ......................................          18,797           18,797           18,656           18,797
    Registration fees ...................................          29,688           27,078           22,979           25,294
    Professional fees ...................................          46,257           46,695           41,027           45,641
    Other ...............................................          17,513           10,291            9,729            6,893
                                                            -------------    -------------    -------------    -------------
      Total expenses before fee waivers and expense
         reimbursements .................................         773,301          485,019          528,608          301,208
      Advisory fees waived ..............................              --               --               --          (94,006)
      Sub-administration and accounting fees waived .....         (10,350)          (7,581)          (5,885)         (18,886)
                                                            -------------    -------------    -------------    -------------
         Total expenses, net ............................         762,951          477,438          522,723          188,316
                                                            -------------    -------------    -------------    -------------
    Net investment income ...............................       4,934,620        2,825,675        2,368,466          981,133
                                                            -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments .............        (433,992)         172,490          (22,902)        (449,099)
    Net increase (decrease) in unrealized appreciation
      (depreciation) on investments .....................      (4,846,558)      (3,855,588)      (2,020,824)         (10,121)
                                                            -------------    -------------    -------------    -------------
    Net loss on investments .............................      (5,280,550)      (3,683,098)      (2,043,726)        (459,220)
                                                            -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ...........................................   $    (345,930)   $    (857,423)   $     324,740    $     521,913
                                                            =============    =============    =============    =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        SHORT/INTERMEDIATE-TERM                     BROAD MARKET
                                                               BOND FUND                             BOND FUND
                                                   ----------------------------------    ----------------------------------
                                                         FOR FISCAL YEARS ENDED                FOR FISCAL YEARS ENDED
                                                                JUNE 30,                              JUNE 30,
                                                   ----------------------------------    ----------------------------------
                                                        2006               2005               2006               2005
                                                   ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net investment income ......................   $     4,934,620    $     5,420,699    $     2,825,675    $     3,142,917
    Net realized gain (loss) on investments ....          (433,992)           525,881            172,490          1,003,347
    Net increase (decrease) in unrealized
      appreciation (depreciation) on
      investments ..............................        (4,846,558)         1,353,716         (3,855,588)         1,293,933
                                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
    resulting from operations ..................          (345,930)         7,300,296           (857,423)         5,440,197
                                                   ---------------    ---------------    ---------------    ---------------
Distributions to shareholders from:
    Net investment income:
       Institutional shares ....................        (4,924,698)        (5,444,450)        (2,818,472)        (3,145,715)
       Investor shares .........................            (6,895)            (8,418)              (216)                --
                                                   ---------------    ---------------    ---------------    ---------------
                                                        (4,931,593)        (5,452,868)        (2,818,688)        (3,145,715)
                                                   ---------------    ---------------    ---------------    ---------------
    Net realized gains:
       Institutional shares ....................          (283,643)          (502,029)          (789,314)          (921,957)
       Investor shares .........................              (354)              (845)                --                 --
                                                   ---------------    ---------------    ---------------    ---------------
                                                          (283,997)          (502,874)          (789,314)          (921,957)
                                                   ---------------    ---------------    ---------------    ---------------
Total distributions ............................        (5,215,590)        (5,955,742)        (3,608,002)        (4,067,672)
                                                   ---------------    ---------------    ---------------    ---------------
Fund share transactions (Note 6):
    Proceeds from shares sold ..................        60,957,514         39,104,614         14,154,000         10,020,680
    Cost of shares issued on
      reinvestment of distributions ............         3,450,498          4,188,700          2,833,910          3,336,921
    Cost of shares redeemed ....................       (34,843,924)      (124,304,810)       (12,369,967)       (37,078,627)
                                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
    from Fund share transactions ...............        29,564,088        (81,011,496)         4,617,943        (23,721,026)
                                                   ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets ........        24,002,568        (79,666,942)           152,518        (22,348,501)
NET ASSETS:
    Beginning of year ..........................       109,075,181        188,742,123         66,586,155         88,934,656
                                                   ---------------    ---------------    ---------------    ---------------
    End of year ................................   $   133,077,749    $   109,075,181    $    66,738,673    $    66,586,155
                                                   ===============    ===============    ===============    ===============
Undistributed (distributions in excess of)
    net investment income ......................   $       (80,818)   $       (81,395)   $        (2,393)   $        32,327
                                                   ---------------    ---------------    ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                               MUNICIPAL                             SHORT-TERM
                                                               BOND FUND                             BOND FUND
                                                   ----------------------------------    ----------------------------------
                                                         FOR FISCAL YEARS ENDED                FOR FISCAL YEARS ENDED
                                                                JUNE 30,                              JUNE 30,
                                                   ----------------------------------    ----------------------------------
                                                        2006               2005               2006               2005
                                                   ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net investment income ......................   $     2,368,466    $     1,796,481    $       981,133    $     1,154,134
    Net realized loss on investments ...........           (22,902)          (292,515)          (449,099)          (336,668)
    Net increase (decrease) in unrealized
      appreciation (depreciation) on
      investments ..............................        (2,020,824)         1,310,040            (10,121)           403,789
                                                   ---------------    ---------------    ---------------    ---------------
Net increase in net assets resulting
    from operations ............................           324,740          2,814,006            521,913          1,221,255
                                                   ---------------    ---------------    ---------------    ---------------
Distributions to shareholders from:
    Net investment income:
       Institutional shares ....................        (2,368,312)        (1,796,481)          (988,186)        (1,166,614)
       Investor shares .........................              (154)                --               (188)                --
                                                   ---------------    ---------------    ---------------    ---------------
                                                        (2,368,466)        (1,796,481)          (988,374)        (1,166,614)
                                                   ---------------    ---------------    ---------------    ---------------
    Net realized gains:
       Institutional shares ....................                --            (13,470)                --            (36,180)
                                                   ---------------    ---------------    ---------------    ---------------
Total distributions ............................        (2,368,466)        (1,809,951)          (988,374)        (1,202,794)
                                                   ---------------    ---------------    ---------------    ---------------
Fund share transactions (Note 6):
    Proceeds from shares sold ..................        51,478,092         37,282,020          2,501,854         15,837,789
    Cost of shares issued on
      reinvestment of distributions ............         1,053,524            818,152            299,235            300,883
    Cost of shares redeemed ....................       (26,871,545)       (36,355,246)       (21,852,935)       (29,895,788)
                                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
    from Fund share transactions ...............        25,660,071          1,744,926        (19,051,846)       (13,757,116)
                                                   ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets ........        23,616,345          2,748,981        (19,518,307)       (13,738,655)
NET ASSETS:
    Beginning of year ..........................        65,818,058         63,069,077         35,855,405         49,594,060
                                                   ---------------    ---------------    ---------------    ---------------
    End of year ................................   $    89,434,403    $    65,818,058    $    16,337,098    $    35,855,405
                                                   ===============    ===============    ===============    ===============
Undistributed (distributions in excess of)
    net investment income ......................   $          (105)   $          (208)   $         1,627    $            33
                                                   ---------------    ---------------    ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                                              FOR THE FISCAL YEARS ENDED JUNE 30,
                                                             ----------------------------------------------------------------------
                                                                2006           2005           2004           2003           2002
                                                             ----------     ----------     ----------     ----------     ----------
SHORT/INTERMEDIATE-TERM BOND FUND --
   INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF YEAR .....................   $    10.23     $    10.18     $    10.80     $    10.23     $    10.05
                                                             ----------     ----------     ----------     ----------     ----------
INVESTMENT OPERATIONS:
    Net investment income ................................         0.41           0.37           0.38           0.43           0.50
    Net realized and unrealized gain (loss) on investments        (0.44)          0.08          (0.40)          0.64           0.20
                                                             ----------     ----------     ----------     ----------     ----------
       Total from investment operations ..................        (0.03)          0.45          (0.02)          1.07           0.70
                                                             ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS:
    From net investment income ...........................        (0.41)         (0.37)         (0.38)         (0.43)         (0.50)
    From net realized gains ..............................        (0.02)         (0.03)         (0.22)         (0.07)         (0.02)
                                                             ----------     ----------     ----------     ----------     ----------
       Total distributions ...............................        (0.43)         (0.40)         (0.60)         (0.50)         (0.52)
                                                             ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE -- END OF YEAR ...........................   $     9.77     $    10.23     $    10.18     $    10.80     $    10.23
                                                             ==========     ==========     ==========     ==========     ==========
TOTAL RETURN .............................................        (0.25)%         4.50%         (0.22)%        10.70%          7.08%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA 1:
    Expenses:
       Including expense limitations .....................         0.64%          0.65%          0.62%          0.62%          0.62%
       Excluding expense limitations .....................         0.65%          0.65%          0.62%          0.62%          0.62%
    Net investment income ................................         4.13%          3.60%          3.60%          4.13%          4.89%
Portfolio turnover rate ..................................           35%            33%            27%            82%           136%
Net assets at the end of year (000 omitted) ..............   $  132,913     $  108,828     $  188,519     $  185,956     $  167,077

----------

1 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Short/Intermediate Bond Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                             FOR THE               FOR THE PERIOD
                                                                   FISCAL YEARS ENDED JUNE 30,    OCTOBER 7, 2003 1
                                                                   ---------------------------    THROUGH JUNE 30,
                                                                      2006             2005            2004
                                                                   ----------        ---------       ---------
SHORT/INTERMEDIATE-TERM BOND FUND --
   INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ..........................  $    10.13        $   10.08       $   10.59
                                                                   ----------        ---------       ---------
INVESTMENT OPERATIONS:
    Net investment income .......................................        0.38             0.34            0.25
    Net realized and unrealized gain (loss) on investments ......       (0.44)            0.08           (0.29)
                                                                   ----------        ---------       ---------
       Total from investment operations .........................       (0.06)            0.42           (0.04)
                                                                   ----------        ---------       ---------
DISTRIBUTIONS:
    From net investment income ..................................       (0.38)           (0.34)          (0.25)
    From net realized gains .....................................       (0.02)           (0.03)          (0.22)
                                                                   ----------        ---------       ---------
       Total distributions ......................................       (0.40)           (0.37)          (0.47)
                                                                   ----------        ---------       ---------
NET ASSET VALUE -- END OF PERIOD ................................  $     9.67        $   10.13       $   10.08
                                                                   ==========        =========       =========
TOTAL RETURN 2 ..................................................       (0.56)%           4.26%          (0.36)%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA 3:
    Expenses:
       Including expense limitations ............................        0.89%            0.91%           0.86%*
       Excluding expense limitations ............................        0.90%            6.46%           5.36%*
    Net investment income .......................................        3.80%            3.36%           3.32%*
Portfolio turnover rate .........................................          35%              33%             27% 4
Net assets at the end of period (000 omitted) ...................  $      164        $     247       $     223

----------

*     Annualized

**    Not annualized

1     Commencement of operations.

2 Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Short/Intermediate Bond Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

4 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2004.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                              FOR THE FISCAL YEARS ENDED JUNE 30,
                                                             ----------------------------------------------------------------------
                                                                2006           2005           2004           2003           2002
                                                             ----------     ----------     ----------     ----------     ----------
BROAD MARKET BOND FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF YEAR .....................   $    10.07     $     9.90     $    10.67     $     9.93     $     9.81
                                                             ----------     ----------     ----------     ----------     ----------
INVESTMENT OPERATIONS:
    Net investment income ................................         0.41           0.39           0.41           0.46           0.52
    Net realized and unrealized gain (loss) on
      investments ........................................        (0.54)          0.27          (0.53)          0.79           0.16
                                                             ----------     ----------     ----------     ----------     ----------
       Total from investment operations ..................        (0.13)          0.66          (0.12)          1.25           0.68
                                                             ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS:
    From net investment income ...........................        (0.41)         (0.39)         (0.41)         (0.46)         (0.52)
    From net realized gains ..............................        (0.12)         (0.10)         (0.24)         (0.05)         (0.04)
                                                             ----------     ----------     ----------     ----------     ----------
       Total distributions ...............................        (0.53)         (0.49)         (0.65)         (0.51)         (0.56)
                                                             ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE -- END OF YEAR ...........................   $     9.41     $    10.07     $     9.90     $    10.67     $     9.93
                                                             ==========     ==========     ==========     ==========     ==========
TOTAL RETURN .............................................        (1.25)%         6.80%         (1.13)%        12.77%          7.04%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA 1:
    Expenses:
       Including expense limitations .....................         0.72%          0.72%          0.68%          0.66%          0.68%
       Excluding expense limitations .....................         0.73%          0.73%          0.68%          0.66%          0.68%
    Net investment income ................................         4.28%          3.89%          4.05%          4.38%          5.16%
Portfolio turnover rate ..................................           31%            43%            26%            77%           180%
Net assets at the end of year (000 omitted) ..............   $   66,729     $   66,586     $   88,935     $  113,515     $  116,427

----------

1 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I--Broad Market Bond Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD
                                                                               DECEMBER 20, 2005 1
                                                                                     THROUGH
                                                                                  JUNE 30, 2006
                                                                               -------------------
BROAD MARKET BOND FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD .....................................        $   9.67
                                                                                    --------
INVESTMENT OPERATIONS:
    Net investment income ..................................................            0.21
    Net realized and unrealized loss on investments ........................           (0.26)
                                                                                    --------
       Total from investment operations ....................................           (0.05)
                                                                                    --------
DISTRIBUTIONS:
    From net investment income .............................................           (0.21)
                                                                                    --------
       Total distributions .................................................           (0.21)
                                                                                    --------
NET ASSET VALUE -- END OF PERIOD ...........................................        $   9.41
                                                                                    ========
TOTAL RETURN 2 .............................................................           (0.55)%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
    Expenses:
       Including expense limitations .......................................            0.97%*
       Excluding expense limitations .......................................            0.99%*
    Net investment income ..................................................            4.12%*
Portfolio turnover rate ....................................................              31% 3
Net assets at the end of period (000 omitted) ..............................        $     10

----------

*     Annualized

**    Not annualized

1     Commencement of operations.

2 Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

3 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                              FOR THE FISCAL YEARS ENDED JUNE 30,
                                                             ----------------------------------------------------------------------
                                                                2006           2005           2004           2003           2002
                                                             ----------     ----------     ----------     ----------     ----------
MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF YEAR .....................   $    13.00     $    12.80     $    13.27     $    12.87     $    12.65
                                                             ----------     ----------     ----------     ----------     ----------
INVESTMENT OPERATIONS:
    Net investment income ................................         0.40           0.38           0.36           0.43           0.47
    Net realized and unrealized gain (loss) on
      investments ........................................        (0.34)          0.20          (0.45)          0.42           0.27
                                                             ----------     ----------     ----------     ----------     ----------
       Total from investment operations ..................         0.06           0.58          (0.09)          0.85           0.74
                                                             ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS:
    From net investment income ...........................        (0.40)         (0.38)         (0.36)         (0.43)         (0.47)
    From net realized gains ..............................           --             --          (0.02)         (0.02)         (0.05)
                                                             ----------     ----------     ----------     ----------     ----------
       Total distributions ...............................        (0.40)         (0.38)         (0.38)         (0.45)         (0.52)
                                                             ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE -- END OF YEAR ...........................   $    12.66     $    13.00     $    12.80     $    13.27     $    12.87
                                                             ==========     ==========     ==========     ==========     ==========
TOTAL RETURN .............................................         0.45%          4.56%         (0.64)%         6.75%          5.93%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA 1:
    Expenses:
       Including expense limitations .....................         0.69%          0.75%          0.75%          0.75%          0.75%
       Excluding expense limitations .....................         0.69%          0.79%          0.82%          0.95%          1.08%
    Net investment income ................................         3.12%          2.89%          2.78%          3.30%          3.63%
Portfolio turnover rate ..................................           45%            38%            20%            21%            28%
Net assets at the end of year (000 omitted) ..............   $   89,424     $   65,818     $   63,069     $   42,563     $   32,592

----------

1 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Municipal Bond Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD
                                                                               DECEMBER 20, 2005 1
                                                                                     THROUGH
                                                                                  JUNE 30, 2006
                                                                               -------------------
MUNICIPAL BOND FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD .....................................        $  12.82
                                                                                    --------
INVESTMENT OPERATIONS:
    Net investment income ..................................................            0.20
    Net realized and unrealized loss on investments ........................           (0.16)
                                                                                    --------
       Total from investment operations ....................................            0.04
                                                                                    --------
DISTRIBUTIONS:
    From net investment income .............................................           (0.20)
                                                                                    --------
       Total distributions .................................................           (0.20)
                                                                                    --------
NET ASSET VALUE -- END OF PERIOD ...........................................        $  12.66
                                                                                    ========
TOTAL RETURN 2 .............................................................            0.29%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
    Expenses:
       Including expense limitations .......................................            0.94%*
       Excluding expense limitations .......................................            0.95%*
    Net investment income ..................................................            2.94%*
Portfolio turnover rate ....................................................              45% 3
Net assets at the end of period (000 omitted) ..............................        $     10

----------

*     Annualized

**    Not annualized

1     Commencement of operations.

2 Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

3 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                             FOR THE               FOR THE PERIOD
                                                                   FISCAL YEARS ENDED JUNE 30,     JULY 1, 2003 1
                                                                   ---------------------------    THROUGH JUNE 30,
                                                                      2006             2005            2004
                                                                   ----------        ---------       ---------
SHORT-TERM BOND FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ..........................  $     9.81        $    9.81       $   10.00
                                                                   ----------        ---------       ---------
INVESTMENT OPERATIONS:
    Net investment income .......................................        0.33             0.25            0.18
    Net realized and unrealized gain (loss) on investments ......       (0.15)            0.01           (0.19)
                                                                   ----------        ---------       ---------
       Total from investment operations .........................        0.18             0.26           (0.01)
                                                                   ----------        ---------       ---------
DISTRIBUTIONS:
    From net investment income ..................................       (0.33)           (0.25)          (0.18)
    From net realized gains .....................................          --            (0.01)             -- 2
                                                                   ----------        ---------       ---------
       Total distributions ......................................       (0.33)           (0.26)          (0.18)
                                                                   ----------        ---------       ---------
NET ASSET VALUE -- END OF PERIOD ................................  $     9.66        $    9.81       $    9.81
                                                                   ==========        =========       =========
TOTAL RETURN ....................................................        1.95%            2.64%          (0.06)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA 3:
    Expenses:
       Including expense limitations ............................        0.65%            0.65%           0.65%
       Excluding expense limitations ............................        1.04%            0.84%           0.94%
    Net investment income .......................................        3.42%            2.51%           1.91%
Portfolio turnover rate .........................................          35%              50%             42%
Net assets at the end of period (000 omitted) ...................  $   16,327        $  35,855       $  49,594

----------

1     Commencement of operations.

2     Less than $0.01 per share.

3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Short/Intermediate Bond Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 FOR THE PERIOD
                                                                               DECEMBER 20, 2005 1
                                                                                     THROUGH
                                                                                  JUNE 30, 2006
                                                                               -------------------
SHORT-TERM BOND FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD .....................................        $   9.73
                                                                                    --------
INVESTMENT OPERATIONS:
    Net investment income ..................................................            0.18
    Net realized and unrealized loss on investments ........................           (0.06)
                                                                                    --------
       Total from investment operations ....................................            0.12
                                                                                    --------
DISTRIBUTIONS:
    From net investment income .............................................           (0.18)
                                                                                    --------
       Total distributions .................................................           (0.18)
                                                                                    --------
NET ASSET VALUE -- END OF PERIOD ...........................................        $   9.67
                                                                                    ========
TOTAL RETURN 2 .............................................................            1.26%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
    Expenses:
       Including expense limitations .......................................            0.90%*
       Excluding expense limitations .......................................            1.50%*
    Net investment income ..................................................            3.57%*
Portfolio turnover rate ....................................................              35% 3
Net assets at the end of period (000 omitted) ..............................        $     10

----------

*     Annualized

**    Not annualized

1     Commencement of operations.

2 Total return does not reflect the impact of the maximum front-end sales load of 2.00%. If reflected, the return would be lower.

3 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. WT Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the "Trustees") to establish series of shares, each of which constitutes a series separate and distinct from the shares of other series. As of June 30, 2006, the Trust offered 27 series, four of which are included in these financial statements. The four series included are: Wilmington Short/Intermediate-Term Bond Fund ("Short/Intermediate-Term Bond Fund"), Wilmington Broad Market Bond Fund ("Broad Market Bond Fund"), Wilmington Municipal Bond Fund ("Municipal Bond Fund") and Wilmington Short-Term Bond Fund ("Short-Term Bond Fund") (each, a "Fund" and collectively, the "Funds").

      Each Fund offers two classes of shares: Institutional Shares and Investor Shares. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee and a maximum front-end sales charge of 2.00%.

      Effective July 1, 2005, each Fund's investment structure was changed from a master-feeder structure to a stand-alone mutual fund, whereby each Fund directly invests in securities. The restructuring was accomplished through a redemption by each Fund of its investment in its corresponding master fund, whereby the master fund distributed to the Fund its pro rata portion of assets and liabilities in a tax-free, in-kind distribution. No change in the investment adviser, its services or fees occurred as a result of the restructuring.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

      SECURITY VALUATION. Securities held by the Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Funds. To determine the value of those securities, the Funds may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith by using procedures adopted by the Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

      FEDERAL INCOME TAXES. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

      CLASS ACCOUNTING. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

      DISTRIBUTIONS. Distributions from net investment income are declared daily and paid monthly. The Municipal Bond Fund determines the tax-exempt portion of its dividends uniformly based on the ratio of tax-exempt income and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as the investment adviser to each Fund. For its services, RSMC receives a fee from each Fund at an annual rate of 0.35% of the Fund's first $1 billion of average daily net assets; 0.30% of the Fund's next $1 billion of average daily net assets; and 0.25% of the Fund's average daily net assets in excess of $2 billion. Wilmington Trust Investment Management, LLC ("WTIM"), also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain

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WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

      investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      RSMC has contractually agreed to waive a portion of its advisory fee or reimburse other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses excluding class-specific expenses (such as Rule 12b-1 or shareholder services) exceed 0.65% of the average daily net assets for the Short-Term Bond Fund. This undertaking will remain in place until November 1, 2008 unless the Trustees approve its earlier termination.

      The Funds' Chief Compliance Officer is employed and compensated by RSMC. Effective May 1, 2006, RSMC provides compliance services to the Funds pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. Prior to May 1, 2006, RSMC provided compliance services to the Funds pursuant to a Compliance, Support and Recordkeeping Services Agreement. For those services, RSMC received a service fee at an annual rate of 0.012% of each Fund's average daily net assets plus an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. The fees for these services for the year ended June 30, 2006 are shown separately on the statements of operations.

      Effective May 1, 2006, RSMC provides administrative services to the Funds pursuant to an Administration Agreement. For these services, the Trust pays RSMC a fee at the annual rate of 0.0185% of the Trust's first $2 billion of total aggregate daily net assets; 0.0175% of the Trust's next $2 billion of total aggregate daily net assets; 0.0125% of the Trust's next $2 billion of total aggregate daily net assets; and 0.0080% of the Trust's total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the period ended June 30, 2006 amounted to $3,568, $1,825, $2,403 and $617 for the Short/Intermediate Term Bond, Broad Market Bond, Municipal Bond and Short-Term Bond Funds, respectively.

      PFPC Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Funds.

      COMPENSATION OF TRUSTEES AND OFFICERS. Except for the Funds' Chief Compliance Officer, Trustees and Officers of the Funds who are employees or officers of RSMC or WTIM do not receive any compensation from the Funds. Trustees of the Funds, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Funds. Under a Deferred Compensation Plan (the "Plan") adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees' fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

      DISTRIBUTION FEES. The Investor Shares of each Fund have in place a distribution plan under Rule 12b-1 under the 1940 Act that allows each Fund to pay a fee for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. The 12b-1 Plan provides for a maximum distribution fee at an annual rate of 0.25% of each Fund's average daily net assets of the Investor Shares.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

      Wilmington Trust Company ("WTC"), an affiliate of RSMC, serves as custodian to the Funds and PFPC Trust Company serves as sub-custodian to the Funds. The Funds pay WTC for its services as custodian and WTC pays PFPC Trust Company for its services as sub-custodian. The fees for these services for the year ended June 30, 2006, are shown separately in the statements of operations.

4.    INVESTMENT SECURITIES  TRANSACTIONS.  During the year ended June 30, 2006,
      purchases  and  sales  of  investment   securities  (excluding  short-term
      investments) were as follows:

                           SHORT/INTERMEDIATE-   BROAD MARKET    MUNICIPAL      SHORT-TERM
                             TERM BOND FUND       BOND FUND      BOND FUND      BOND FUND
                           -------------------   ------------   ------------   ------------
      Purchases.........      $ 63,387,841       $ 27,523,626   $ 65,408,007   $  9,430,965
      Sales.............        37,960,995         19,524,786     32,963,777     26,978,491

5. SECURITIES LENDING AGREEMENT. Short/Intermediate-Term Bond Fund and Broad Market Bond Fund may lend their securities pursuant to a securities lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Fund and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Fund and, as such, the Fund is liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Fund records securities lending income net of such allocations.

      In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

6. CAPITAL SHARE TRANSACTIONS. Transactions in shares of capital stock for the year ended June 30, 2006 for the Institutional Shares and Investor Shares were as follows.

                                                        INSTITUTIONAL SHARES            INVESTOR SHARES
                                                     ---------------------------    -----------------------
                                                       SHARES         DOLLARS        SHARES       DOLLARS
                                                     ----------    -------------    ---------    ----------
      SHORT/INTERMEDIATE-TERM BOND FUND
      Sold ......................................     6,117,826    $  60,935,514        2,241    $   22,000
      Issued on reinvestment of distributions ...       345,228        3,443,091          747         7,407
      Redeemed ..................................    (3,493,566)     (34,740,819)     (10,374)     (103,105)
                                                     ----------    -------------    ---------    ----------
      Net increase (decrease) ...................     2,969,488    $  29,637,786       (7,386)   $  (73,698)
                                                     ==========    =============    =========    ==========

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES            INVESTOR SHARES
                                                     ---------------------------    -----------------------
                                                       SHARES         DOLLARS        SHARES       DOLLARS
                                                     ----------    -------------    ---------    ----------
      BROAD MARKET BOND FUND
      Sold ......................................     1,467,339    $  14,144,000        1,034    $   10,000
      Issued on reinvestment of distributions ...       291,974        2,833,728           19           182
      Redeemed ..................................    (1,280,579)     (12,369,967)          --            --
                                                     ----------    -------------    ---------    ----------
      Net increase ..............................       478,734    $   4,607,761        1,053    $   10,182
                                                     ==========    =============    =========    ==========
      MUNICIPAL BOND FUND
      Sold ......................................     4,014,649    $  51,468,092          780    $   10,000
      Issued on reinvestment of distributions ...        82,057        1,053,394           10           130
      Redeemed ..................................    (2,094,968)     (26,871,545)          --            --
                                                     ----------    -------------    ---------    ----------
      Net increase ..............................     2,001,738    $  25,649,941          790    $   10,130
                                                     ==========    =============    =========    ==========
      SHORT-TERM BOND FUND
      Sold ......................................       256,017    $   2,491,854        1,028    $   10,000
      Issued on reinvestment of distributions ...        30,760          299,079           16           156
      Redeemed ..................................    (2,251,840)     (21,852,935)          --            --
                                                     ----------    -------------    ---------    ----------
      Net increase (decrease) ...................    (1,965,063)   $ (19,062,002)       1,044    $   10,156
                                                     ==========    =============    =========    ==========

      Transactions in shares of capital stock for the year ended June 30, 2005 for the Institutional Shares and Investor Shares were as follows.

                                                        INSTITUTIONAL SHARES           INVESTOR SHARES
                                                    ----------------------------    ----------------------
                                                      SHARES          DOLLARS        SHARES       DOLLARS
                                                    -----------    -------------    ---------    ---------
      SHORT/INTERMEDIATE-TERM BOND FUND
      Sold ......................................     3,816,495    $  39,010,614        9,216    $   94,000
      Issued on reinvestment of distributions ...       407,587        4,179,726          885         8,974
      Redeemed ..................................   (12,111,458)    (124,224,763)      (7,871)      (80,047)
                                                    -----------    -------------    ---------    ----------
      Net increase (decrease) ...................    (7,887,376)   $ (81,034,423)       2,230    $   22,927
                                                    ===========    =============    =========    ==========
      BROAD MARKET BOND FUND
      Sold ......................................       997,566    $  10,020,680           --    $       --
      Issued on reinvestment of distributions ...       333,124        3,336,921           --            --
      Redeemed ..................................    (3,696,913)     (37,078,627)          --            --
                                                    -----------    -------------    ---------    ----------
      Net decrease ..............................    (2,366,223)   $ (23,721,026)          --    $       --
                                                    ===========    =============    =========    ==========
      MUNICIPAL BOND FUND
      Sold ......................................     2,873,965    $  37,282,020           --    $       --
      Issued on reinvestment of distributions ...        63,054          818,152           --            --
      Redeemed ..................................    (2,804,628)     (36,355,246)          --            --
                                                    -----------    -------------    ---------    ----------
      Net increase ..............................       132,391    $   1,744,926           --    $       --
                                                    ===========    =============    =========    ==========

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                        INSTITUTIONAL SHARES            INVESTOR SHARES
                                                     ---------------------------    -----------------------
                                                       SHARES         DOLLARS        SHARES       DOLLARS
                                                     ----------    -------------    ---------    ----------
      SHORT-TERM BOND FUND
      Sold ......................................     1,605,259    $  15,837,789           --    $       --
      Issued on reinvestment of distributions ...        30,566          300,883           --            --
      Redeemed ..................................    (3,038,261)     (29,895,788)          --            --
                                                     ----------    -------------    ---------    ----------
      Net decrease ..............................    (1,402,436)   $ (13,757,116)          --    $       --
                                                     ==========    =============    =========    ==========

7. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as "ordinary income" for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the Federal tax treatment; temporary differences due to timing of recognition of income or gains do not require such reclassification.

      At June 30, 2006, the following reclassifications were made within the capital accounts to reflect permanent differences relating primarily to paydown gains/losses on mortgage- and asset-backed securities and due to tax reclassifications of distributions:

                                                    SHORT/INTERMEDIATE-   BROAD MARKET    MUNICIPAL     SHORT-TERM
                                                      TERM BOND FUND       BOND FUND      BOND FUND     BOND FUND
                                                    -------------------   ------------   -----------   ------------
      Undistributed net investment income .......      $     (2,450)        $ (41,707)      $  103      $   8,835
      Accumulated net realized gain (loss) on
       investments ..............................             2,450            41,707         (103)        (8,835)

      In connection with the change in investment structure discussed in Note 1, the Funds made the following reclassifications:

                                                    SHORT/INTERMEDIATE-   BROAD MARKET    MUNICIPAL     SHORT-TERM
                                                      TERM BOND FUND       BOND FUND      BOND FUND     BOND FUND
                                                    -------------------   ------------   -----------   ------------
      Paid-in-capital ...........................          ($ 1,984)             ($44)        ($48)          $  7
      Net unrealized appreciation (depreciation)
        of investments ..........................             1,984                44           48             (7)

      The tax character of distributions paid during the years ended June 30, 2006 and 2005, respectively, was as follows:

                                                    SHORT/INTERMEDIATE-   BROAD MARKET    MUNICIPAL     SHORT-TERM
                                                      TERM BOND FUND        BOND FUND     BOND FUND     BOND FUND
                                                    -------------------   ------------   -----------   ------------
      YEAR ENDED JUNE 30, 2006
      Ordinary income ...........................      $   4,953,909      $  2,940,724   $     2,689   $    988,374
      Tax-exempt income .........................                 --                --     2,365,674             --
      Long-term capital gains ...................            261,681           667,278           103             --
                                                       -------------      ------------   -----------   ------------
        Total distributions .....................      $   5,215,590      $  3,608,002   $ 2,368,466   $    988,374
                                                       =============      ============   ===========   ============

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

                                                    SHORT/INTERMEDIATE-   BROAD MARKET    MUNICIPAL     SHORT-TERM
                                                      TERM BOND FUND        BOND FUND     BOND FUND     BOND FUND
                                                    -------------------   ------------   -----------   ------------
      YEAR ENDED JUNE 30, 2005
      Ordinary income ...........................      $   5,793,096      $  3,224,374   $     3,273   $  1,195,558
      Tax-exempt income .........................                 --                --     1,793,208             --
      Long-term capital gains ...................            162,646           843,298        13,470          7,236
                                                       -------------      ------------   -----------   ------------
        Total distributions .....................      $   5,955,742      $  4,067,672   $ 1,809,951   $  1,202,794
                                                       =============      ============   ===========   ============

      As of June 30, 2006, the components of accumulated deficit on a tax basis was as follows:

                                                    SHORT/INTERMEDIATE-   BROAD MARKET    MUNICIPAL     SHORT-TERM
                                                      TERM BOND FUND        BOND FUND     BOND FUND     BOND FUND
                                                    -------------------   ------------   -----------   ------------
      Undistributed ordinary income ..............     $     412,819      $    248,927   $        --   $     80,367
      Undistributed tax-exempt income ............                --                --       250,858             --
      Capital loss carryforwards .................           (22,033)               --      (344,909)      (532,454)
      Post-October capital losses ................          (410,669)           (1,447)      (25,251)      (281,489)
      Other temporary differences ................          (493,637)         (251,320)     (250,963)       (78,740)
      Net unrealized depreciation of investments..        (2,267,245)         (413,369)     (702,340)      (414,610)
                                                       -------------      ------------   -----------   ------------
        Total accumulated deficit ................     $  (2,780,765)     $   (417,209)  $(1,072,605)  $ (1,226,926)
                                                       =============      ============   ===========   ============

      For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. Each Fund's capital loss carryforwards will expire as follows:

                                                                   SHORT/INTERMEDIATE-    MUNICIPAL     SHORT-TERM
                                                                      TERM BOND FUND      BOND FUND     BOND FUND
                                                                   -------------------   -----------   ------------
      6/30/2014 ................................................         $ 22,033        $   344,909   $    532,454

      Post-October losses represent net losses realized from November 1, 2005 through June 30, 2006, that in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having been recognized the following fiscal year.

8. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wilmington Short/Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund, and Wilmington Short-Term Bond Fund (the "Funds") (four of the series constituting WT Mutual Fund) as of June 30, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Short/Intermediate-Term Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Municipal Bond Fund, and Wilmington Short-Term Bond Fund series of WT Mutual Fund at June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
August 11, 2006

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Funds paid capital gain distributions (from net long-term capital gains) during the fiscal year ended June 30, 2006 as follows:

                                              CAPITAL GAIN   CAPITAL GAIN   TAX-EXEMPT
                                               PER SHARE     DISTRIBUTION     INCOME
                                              ------------   ------------   ----------
      Short/Intermediate-Term Bond Fund ....    $     0.02     $  261,681   $       --
      Broad Market Bond Fund ...............          0.10        667,278           --
      Municipal Bond Fund ..................          0.00            103    2,365,674

In January 2007, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2006, including any distributions paid between June 30, 2006 and December 31, 2006.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------

WT  Mutual  Fund  (the  "Trust")  is  governed  by  a  Board  of  Trustees  (the
"Trustees"). The primary responsibility of the Trustees of the Trust is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

The following table presents certain information regarding the Trustees and Officers of the Trust. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it related to the Trust is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and is available, without charge, upon request, by calling (800) 336-9970 or by visiting the Funds' website at www.wilmingtonfunds.com.

INTERESTED TRUSTEES

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                              PRINCIPAL              FUND              OTHER
                           POSITION(S)        TERM OF OFFICE AND            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
       NAME AND             HELD WITH           LENGTH OF TIME               DURING PAST          OVERSEEN BY         HELD BY
    DATE OF BIRTH             TRUST                 SERVED                   FIVE YEARS             TRUSTEE           TRUSTEE
----------------------   ---------------   ------------------------   -------------------------   -----------   --------------------
NEIL WOLFSON 1           Trustee,          Shall serve at the         Chief Investment Officer        27                None
Date of Birth: 6/64      President and     pleasure of the Board      of Wilmington Trust
                         Chief Executive   and until successor is     Investment Management,
                         Officer           elected and qualified.     LLC ("WTIM") since July
                                           Trustee since September    2004; Previously,
                                           2005; President and        Partner with KPMG from
                                           Chief Executive Officer    1996 to 2004.
                                           since January 2006.

ROBERT J. CHRISTIAN 2    Trustee           Shall serve until          Executive Vice President        27                None
Date of Birth: 2/49                        death, resignation or      and Chief Investment
                                           removal. Trustee           Officer of Wilmington
                                           since October 1998;        Trust Company from
                                           President and Chairman     1996 to 2005; President
                                           of the Board from          of Rodney Square
                                           October 1998 to January    Management Corporation
                                           2006.                      ("RSMC") from 1996 to
                                                                      2005; Vice President of
                                                                      RSMC from 2005 to 2006.

----------

1 Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of Wilmington Trust Investment Management, LLC ("WTIM"), an affiliate of RSMC.

2 Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, an investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  TRUSTEES AND OFFICERS -- CONTINUED

--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                              PRINCIPAL              FUND              OTHER
                           POSITION(S)        TERM OF OFFICE AND            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
       NAME AND             HELD WITH           LENGTH OF TIME               DURING PAST          OVERSEEN BY         HELD BY
    DATE OF BIRTH             TRUST                 SERVED                   FIVE YEARS             TRUSTEE           TRUSTEE
----------------------   ---------------   ------------------------   -------------------------   -----------   --------------------
ROBERT ARNOLD            Trustee           Shall serve until death,   Founder and co-manager,          27       First Potomac Realty
Date of Birth: 3/44                        resignation or removal.    R. H. Arnold & Co., Inc.                  Trust (real estate
                                           Trustee since May 1997.    (investment banking                       investment trust).
                                                                      company) since 1989.

DR. ERIC BRUCKER         Trustee           Shall serve until death,   Professor of Economics,          27               None
Date of Birth: 12/41                       resignation or removal.    Widener University since
                                           Trustee since October      July 2004; formerly,
                                           1999.                      Dean, School of Business
                                                                      Administration of Widener
                                                                      University from 2001 to
                                                                      2004; Dean, College of
                                                                      Business, Public Policy
                                                                      and Health at the
                                                                      University of Maine from
                                                                      September 1998 to June
                                                                      2001.

NICHOLAS GIORDANO        Trustee and       Shall serve until death,   Consultant, financial            27       Kalmar Pooled
Date of Birth: 3/43      Chairman of the   resignation or removal.    services organizations                    Investment Trust;
                         Board             Trustee since October      from 1997 to present;                     Independence Blue
                                           1998; Chairman of the      Interim President,                        Cross; and IntriCon
                                           Board since January        LaSalle University from                   Corporation
                                           2006.                      1998 to 1999.                             (industrial furnaces
                                                                                                                and ovens).

LOUIS KLEIN, JR.         Trustee           Shall serve until death,   Self-employed financial          32       CRM Mutual Fund
Date of Birth: 5/35                        resignation or removal.    consultant since 1991.                    Trust (since June
                                           Trustee since October                                                2005); WHX
                                           1999.                                                                Corporation
                                                                                                                (industrial
                                                                                                                manufacturer).

CLEMENT C. MOORE, II     Trustee           Served as Trustee from     Managing Partner,                32       CRM Mutual Fund
Date of Birth: 9/44                        October 1999 until his     Mariemont Holdings,                       Trust (since June
                                           resignation in July        LLC, (real estate holding                 2005).
                                           2006.                      and development
                                                                      company) since 1980.

JOHN J. QUINDLEN         Trustee           Shall serve until death,   Retired since 1993.              27               None
Date of Birth: 5/32                        resignation or removal.
                                           Trustee since October
                                           1999.

MARK A. SARGENT          Trustee           Shall serve until death,   Dean and Professor of            27               None
Date of Birth: 4/51                        resignation or removal.    Law, Villanova University
                                           Trustee since November     School of Law since July
                                           2001.                      1997.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------
  TRUSTEES AND OFFICERS -- CONTINUED

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                              PRINCIPAL              FUND              OTHER
                           POSITION(S)        TERM OF OFFICE AND            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
    NAME, ADDRESS           HELD WITH           LENGTH OF TIME               DURING PAST          OVERSEEN BY         HELD BY
  AND DATE OF BIRTH           TRUST                 SERVED                   FIVE YEARS             TRUSTEE           TRUSTEE
----------------------   ---------------   ------------------------   -------------------------   -----------   --------------------
ERIC K. CHEUNG           Vice President    Shall serve at the         Vice President,                 N/A               N/A
1100 North Market                          pleasure of the Board      Wilmington Trust
Street Wilmington,                         and until successor is     Company since 1986; and
DE 19890                                   elected and qualified.     Vice President and
Date of Birth: 12/54                       Officer since October      Director, RSMC since
                                           1998.                      2001.

JOSEPH M. FAHEY, JR.     Vice President    Shall serve at the         Vice President, RSMC            N/A               N/A
1100 North Market                          pleasure of the Board      since 1992.
Street Wilmington,                         and until successor is
DE 19890                                   elected and qualified.
Date of Birth: 1/57                        Officer since November
                                           1999.

JOHN J. KELLEY           Vice President,   Shall serve at the         Vice President of RSMC          N/A               N/A
1100 North Market        Chief Financial   pleasure of the Board      since July 2005; Vice
Street Wilmington,       Officer,          and until successor is     President of PFPC Inc.
DE 19890                 Treasurer &       elected and qualified.     from January 2005 to July
Date of Birth: 9/59      Secretary         Officer since September    2005; Vice President of
                                           2005.                      Administration, 1838
                                                                      Investment Advisors, LP
                                                                      from 1999 to 2005; Chief
                                                                      Compliance Officer, 1838
                                                                      Investment Advisors, LP
                                                                      from 2004 to 2005.

WILLIAM P. RICHARDS,     Vice President    Shall serve at the         Managing Director,              N/A               N/A
JR.                                        pleasure of the Board      Roxbury Capital
100 Wilshire Boulevard                     and until successor is     Management LLC
Suite 1000                                 elected and qualified.     (registered investment
Santa Monica, CA 90401                     Officer since November     adviser) since 1998.
Date of Birth: 11/36                       2004.

ANNA M. BENCROWSKY       Chief             Shall serve at the         Chief Compliance                N/A               N/A
1100 North Market        Compliance        pleasure of the Board      Officer, RSMC since 2004;
Street Wilmington,       Officer           and until successor is     Vice President and Chief
DE 19890                                   elected and qualified;     Compliance Officer, 1838
Date of Birth: 5/51                        Officer since September    Investment Advisors, LP
                                           2004.                      from 1998 to 2004.

WILMINGTON FUNDS -- FIXED INCOME FUNDS
--------------------------------------

--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Fund's portfolios is available without charge on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30, 2006 is available without charge, on the SEC's website listed above.

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                 Mark A. Sargent
                                  Neil Wolfson
                              --------------------


                                    OFFICERS

                            Neil Wolfson, PRESIDENT/
                             CHIEF EXECUTIVE OFFICER
                         John J. Kelley, VICE PRESIDENT/
                 CHIEF FINANCIAL OFFICER/TREASURER AND SECRETARY
                           Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                    William P. Richards, Jr., VICE PRESIDENT
                  Anna M. Bencrowsky, CHIEF COMPLIANCE OFFICER
                              --------------------


                               INVESTMENT ADVISER
                                AND ADMINISTRATOR

                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------


                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------


                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                              --------------------


THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE WILMINGTON FIXED INCOME FUNDS -- INSTITUTIONAL SHARES OR INVESTOR SHARES.

WFIF-ANN-6/06

                                                                      WILMINGTON
                                                                           FUNDS

--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------

                         o     LARGE-CAP CORE

                         o     LARGE-CAP GROWTH

                         o     LARGE-CAP VALUE

                         o     MID-CAP CORE

                         o     SMALL-CAP CORE

                         o     SMALL-CAP GROWTH

                         o     SMALL-CAP VALUE

                                     ANNUAL
                                  June 30, 2006

--------------------------------------------------------------------------------

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------

--------------------------------------------------------------------------------

CONTENTS                                                                    page

President's Message .....................................................     2

Expense Disclosure ......................................................    16

Disclosure of Portfolio Holdings ........................................    18

Investments .............................................................    20

Financial Statements ....................................................    57

Financial Highlights ....................................................    61

                                                                            page

Notes to Financial Statements ...........................................    75

Report of Independent Registered
   Public Accounting Firm ...............................................    84

Tax Information .........................................................    85

Trustees and Officers ...................................................    86

DESCRIPTION OF INDICES

It is not possible to invest directly in an index. All indices represented are unmanaged.

All indices include reinvestment of dividends and interest income unless otherwise noted.

RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000(R) VALUE INDEX measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP(R) INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

STANDARD & POOR'S 500 INDEX (S&P 500(R)) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

      The 12 months ended June 30, 2006, were marked by the continuation of the Federal Reserve (the "Fed") Board's campaign to raise interest rates, an upturn in the rate of inflation, and slower economic growth. Worries about these developments led to a spike in financial market volatility during the second quarter of 2006. During that three-month stretch, small-capitalization and emerging market stocks, high-yield bonds, and commodities all experienced significant price declines as investors reined in their appetites for risk. The previous nine months--and, on balance, the Wilmington Funds' full fiscal year--proved challenging for bondholders but rewarding for equity investors.

      The broad U.S. stock market, as measured by the Russell 3000 Index, recorded a 12-month total return of 9.57%. Smaller companies led the advance, despite being hit harder than their large-cap counterparts in the second quarter of 2006 downturn. The Russell 2000 Index, a gauge of small-capitalization stocks, returned 14.58% for the full year, while the Russell 1000 Index of large-cap stocks returned 9.08%. Small-cap value and growth stocks delivered virtually identical returns--the Russell 2000 Growth and Value indices advanced 14.58% and 14.61%, respectively--but among larger companies, value-oriented shares booked nearly twice the gain of growth stocks. The Russell 1000 Value Index returned 12.10%, while the Russell 1000 Growth Index returned 6.12%.

      As the third quarter of 2006 got under way, much attention was focused on the increase in stock price volatility. Volatility did rise during the second quarter of 2006--the S&P 500 Index rose or fell by 1% or more on 22% of the trading days--but it was much more a return to typical market conditions than a runaway surge in volatility. Over the long term, the index has recorded daily price swings of 1% or more roughly 16% of the time. We believe investors would be well-served to view the uptick in volatility as a gentle reminder of the risks inherent in investing and the wisdom of maintaining broadly diversified portfolios.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      June brought to an end a volatile second quarter of 2006 for capital markets. The catalyst for this was greater uncertainty about the future path of short-term interest rates. The outlook half-way through this year is now much cloudier than at the end of the first quarter, when a number of equity indices were within touching distance of all-time highs and when more volatile asset classes, such as small-cap stocks, high yield bonds and emerging market equity and debt, were out-performing. Three months ago it seemed that the combination of the economy continuing to grow at a healthy clip and inflationary pressures remaining well contained would sustain further gains in corporate profitability and another robust corporate earnings season. Against this backdrop, actions by the Fed were predictable and capital markets were unconcerned with routine 25 basis point rate increases. Investors chased ever diminishing expected returns from risky segments of the capital markets. Many used the abundant, cheap liquidity in the world financial system to lever these risky investments in the hope of boosting their prospective returns, and were spurred on by the expectation that a 5% target for the federal funds rate might mark the end of the current tightening. However, a number of events in April and early May jolted investors out of this complacency.

      First, core inflation readings in the U.S. began to suggest that the high energy prices were seeping into other areas, such as rent, food and transportation costs. In the context of a relatively tight labor market and a low unemployment rate of 4.6%, this provoked fears of self-fulfilling inflationary expectations taking hold. Fed

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

Chairman Ben Bernanke's slightly shaky start as chief communicator to the markets led to fears that the Fed had fallen behind the curve in its commitment to price stability. Fed officials responded with an orchestrated campaign to re-affirm its inflation fighting resolve by re-iterating that the underlying trend in inflation was unwelcome. The frank tone of these communications and the realization that the Fed would not stop raising the federal funds rate at 5% rattled markets. Even after the Fed raised rates to 5.25% at its end of June meeting, capital markets were discounting an ever growing probability of another 25 basis point increase to 5.5% by the fall.

      Secondly, data releases began to signal moderating economic growth on the consumption side of the economy. The evidence of a persistent slow-down in the housing sector of the economy raised concerns about the state of consumer finances and its willingness to continue spending in the future. Retail sales data became more volatile, disappointing in May, but coming in line with expectations in June. Leading indicators turned negative during the quarter, raising additional concerns over whether the manufacturing side of the economy would off-set likely weakness in consumer demand. Whether corporate America decides to use its repaired balance sheet, awash with record cash and retained profits, to invest for future growth, or rather to buy back shares, will determine the sharpness and pattern of the likely slowdown in economic activity. The flow of economic data on these fronts will provide important clues as to when the Federal Reserve will take a pause in raising interest rates. They would prefer to do so as soon as possible (without jeopardizing their inflation fighting reputation) to buy themselves time to assess the impact of the 400bps of monetary tightening applied over nearly the last two years, which brought real interest rates back into positive territory at the short- and long-ends of the yield curve.

      Thirdly, events abroad added to the uncertainty. For the first time in over 15 years, the major foreign central banks moved in tandem to a tightening monetary policy. The European Central Bank raised interest rates and the Bank of Japan looked set to end its "zero interest rate policy" imminently after the Japanese economy started showing signs of escaping the deflationary spiral it has been trapped in for over the last decade. A number of central banks across the emerging world also began raising rates. The rate at which these central banks help to drain the abundant, cheap liquidity across the world financial system will have a significant impact on the U.S. Treasury long bond market. If the Bank of Japan is joined by the People's Bank of China in tightening money and being more receptive to an appreciation in their currencies, the yield on U.S. long bonds in which they have invested heavily in the last few years in order to keep their currencies cheap, may spike up from present levels of just above 5.1%. Such an outcome will add to concerns about a "hard landing" for the economy.

      Fourthly, amidst all this uncertainty, capital market expectations of future volatility have spiked back up to their historical averages. Prices of risky assets in particular have been marked sharply lower across the board. Emerging Markets fell over 20% from their highs and small cap and low quality equities (as measured by S&P 500 ratings of financial strength) sold-off sharply. Even high quality bond markets recorded a negative return. The risk is that expectations of future volatility continues to trend higher, provoking a sharper sell-off across capital markets and undermining economic prospects further as consumers feel less wealthy and businesses feel less inclined to invest for future growth. This would be a case where the current levels of uncertainty turn into a vicious cycle where fear feeds on itself and a sharp correction turns into a sustained bear market, adding further impetus to a sharp economic slow-down.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

      Despite its importance, the Fed is only one piece of the puzzle. To navigate through the cloudier outlook, it is not sufficient to watch and assess current Fed actions. It is also important to assess the pace and pattern of economic data releases to determine whether they are likely to look through recent inflation data and rely on the past brakes they have applied to the economy to bring inflationary expectations under control. It is also important to keep a close eye on the actions of the major foreign central banks and whether they will add pressure to a spike in long bond yields and a more restrictive real interest rate. But most importantly of all, it is crucial to monitor how the capital markets react to these events. If expectations of future volatility settle at their long run averages, there is a decent chance that markets can escape a sustained bear market and that the second quarter of this year may in time be regarded as a long overdue correction in the relative prices of risky vs. less risky asset classes. But if volatility continues to trend higher, the capital markets could be in for a more protracted difficult period, undermining economic growth quite independently from past and current actions by the Fed, which would pose a whole new challenge for them to contend with. Under such an outcome, it may be difficult for them to resist the temptation of shooting the messenger by beginning to include asset prices as a formal part of their inflation target in the future conduct of monetary policy to prevent speculative excesses in capital markets doing real economic damage.

      Against this backdrop, June and the second quarter of 2006 was a very challenging period for our equity strategies. Our process is designed to identify and exploit momentum in common factors in order to generate superior returns. In essence, we look backwards to see what themes the market has been favoring. For example, in 2005 we enjoyed the benefits of overweighting the portfolios in energy, construction, and beta. When established trends disappear suddenly, or the market switches to new themes, as it did during the second quarter of 2006 our strategies' performance will lag their benchmarks until a new theme emerges. For this reason, we emphasize risk management relative to these benchmarks on an ongoing basis to help protect our performance during such turning points. Risk management dampens, but does not eliminate underperformance. Thus, as in the second quarter, our relative performance suffered when the market changed themes.

      We made a number of important decisions over the quarter to protect portfolios during this trying period:

      1) We raised cash to above average levels, primarily to lower the betas closer to unity. Having been as high as about 5% to 6% of our portfolios, cash levels ended the quarter between 1 and 2% of our portfolios.

      2) While there were no stable trends in factors to identify and exploit, we lowered the active risk (i.e. predicted tracking error) by roughly one-half. We have taken this decision highly cognizant of the fact that risk models in general tend to underestimate risk during periods when volatility is higher than in the past, such as during the second quarter.

      3) We exploited the volatility and negative market returns in the second quarter by using our turnover budget to harvest losses where possible (and appropriate) to boost after-tax returns.

      4) We anticipated the changing profiles of the Russell benchmarks, which are reconstituted annually at the end of the second quarter each year, which is significant for small-cap mandates.

      Key to our success is our model's ability to identify and exploit new trends. In this regard, we are already seeing encouraging signs of new trends:

      1)    Large-cap is appearing more attractive than small-cap.

      2)    Value is appearing more attractive than growth.

      3)    Risk is appearing more attractive.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

WILMINGTON LARGE-CAP CORE FUND

      The Institutional Shares of the Wilmington Large-Cap Core Fund ("Large-Cap Core") returned 6.41% for the year ended June 30, 2006, compared to a return of 8.63% for the S&P 500(R) Index.

      The top ten holdings as of June 30, 2006, representing approximately 22.4% of total investments, were:

10 LARGEST HOLDINGS            PERCENT OF TOTAL INVESTMENTS   10 LARGEST HOLDINGS     PERCENT OF TOTAL INVESTMENTS
----------------------------   ----------------------------   ---------------------   ----------------------------
General Electric Co.                       3.1%               Johnson & Johnson                   2.0%
Citigroup, Inc.                            2.8%               PerkinElmer, Inc.                   1.9%
Microsoft Corp.                            2.7%               WellPoint, Inc.                     1.9%
Exxon Mobil Corp.                          2.4%               Progress Energy, Inc.               1.8%
Host Hotels & Resorts, Inc.                2.0%               Kimberly-Clark Corp.                1.8%

                               LARGE-CAP CORE FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

             S&P 500(R) Index          Large Cap Core Fund
                                       Institutional Shares
  6/30/96      $10,000                      $10,000
  6/30/97       13,470                       12,567
  6/30/98       17,531                       16,222
  6/30/99       21,520                       19,993
  6/30/00       23,080                       21,706
  6/30/01       19,656                       17,040
  6/30/02       16,119                       13,179
  6/30/03       16,159                       12,802
  6/30/04       19,246                       14,643
  6/30/05       20,461                       15,742
  6/30/06       22,227                       16,751


                                                        Average Annual Total Returns
                                                  ---------------------------------------
                                                                                 SINCE
                                                  1 YEAR   5 YEAR   10 YEAR   INCEPTION 1
                                                  ------   ------   -------   -----------
Large-Cap Core Fund -- Institutional Shares        6.41%    (0.34)%  5.29%         NA
Large-Cap Core Fund -- Investor Shares 2             NA        NA      NA       (3.47)%
Large-Cap Core Fund -- Investor Shares at NAV        NA        NA      NA        0.06%
S&P 500(R) Index                                   8.63%     2.49%   8.31%       1.85%

----------
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE TEN YEAR PERIOD ENDED JUNE 30, 2006 COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES
BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

ENDING VALUES AND TOTAL RETURNS SHOWN ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE RETURNS. THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON JANUARY 1, 1995 AND BECAUSE THEY ARE MORE THAN TEN YEARS OLD, NO SINCE INCEPTION RETURN IS PROVIDED. THE RETURNS SHOWN FOR THE INVESTOR SHARES AND THE INDEX ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006.

2  PERFORMANCE  REFLECTS THE  DEDUCTION  OF THE 3.50%  MAXIMUM  FRONT-END  SALES
CHARGE.

WILMINGTON LARGE-CAP GROWTH FUND

      The  Institutional   Shares  of  the  Wilmington   Large-Cap  Growth  Fund
("Large-Cap Growth") returned 4.12% for the year ended June 30, 2006, compared to a return of 6.12% for the Russell 1000(R) Growth Index.

      The top ten holdings as of June 30, 2006, representing approximately 24.8% of total investments, were:

10 LARGEST HOLDINGS            PERCENT OF TOTAL INVESTMENTS   10 LARGEST HOLDINGS     PERCENT OF TOTAL INVESTMENTS
----------------------------   ----------------------------   ---------------------   ----------------------------
Microsoft Corp.                            3.8%               Kimberly-Clark Corp.                2.1%
General Electric Co.                       3.7%               QUALCOMM, Inc.                      2.1%
Johnson & Johnson                          2.9%               PerkinElmer, Inc.                   1.9%
Coca-Cola Co.                              2.4%               Altria Group, Inc.                  1.8%
3M Co.                                     2.3%               Cisco Systems, Inc.                 1.8%

                              LARGE-CAP GROWTH FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Russell 1000(R) Growth Index       Large-Cap Growth Fund                S&P 500(R) Index
                                                    Institutional
  6/30/96              $10,000                          $10,000                           $10,000
  6/30/97               13,132                           12,890                            13,470
  6/30/98               17,254                           15,877                            17,531
  6/30/99               21,959                           19,039                            21,520
  6/30/00               27,592                           25,373                            23,080
  6/30/01               17,609                           15,373                            19,656
  6/30/02               12,944                           10,540                            16,119
  6/30/03               13,325                           10,576                            16,159
  6/30/04               15,708                           12,041                            19,246
  6/30/05               15,971                           12,533                            20,461
  6/30/06               16,949                           13,049                            22,227


WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                                                        Average Annual Total Returns
                                                  ---------------------------------------
                                                                                 SINCE
                                                  1 YEAR   5 YEAR   10 YEAR   INCEPTION 1
                                                  ------   ------   -------   -----------
Large-Cap Growth Fund -- Institutional Shares      4.12%    (3.23)%  2.70%         NA
Large-Cap Growth Fund -- Investor Shares 2           NA        NA      NA       (6.78)%
Large-Cap Growth Fund -- Investor Shares at NAV      NA        NA      NA       (3.42)%
Russell 1000(R) Growth Index                       6.12%    (0.76)%  5.42%      (1.72)%
S&P 500(R) Index                                   8.63%     2.49%   8.31%       1.85%

----------

THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE TEN YEAR PERIOD ENDED JUNE 30, 2006 COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES
BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE RETURNS. THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON FEBRUARY 26, 1987 AND BECAUSE THEY ARE MORE THAN TEN YEARS OLD, NO SINCE INCEPTION RETURN IS PROVIDED. THE RETURNS SHOWN FOR THE INVESTOR SHARES AND THE INDICES ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006.

2  PERFORMANCE  REFLECTS THE  DEDUCTION  OF THE 3.50%  MAXIMUM  FRONT-END  SALES
CHARGE.

WILMINGTON LARGE-CAP VALUE FUND

      The Institutional Shares of the Wilmington Large-Cap Value Fund returned 8.99% for the year ended June 30, 2006, compared to the Russell 1000 Value Index which returned 12.10%.

      The top ten holdings as of June 30, 2006, representing approximately 30.6% of total investments, were:

10 LARGEST HOLDINGS            PERCENT OF TOTAL INVESTMENTS   10 LARGEST HOLDINGS          PERCENT OF TOTAL INVESTMENTS
----------------------------   ----------------------------   --------------------------   ----------------------------
Exxon Mobil Corp.                          6.3%               Bank of America Corp.                    2.4%
Citigroup, Inc.                            5.2%               U.S. Bancorp                             2.2%
Verizon Communications, Inc.               3.0%               Washington Mutual, Inc.                  2.1%
ConocoPhillips                             2.9%               Prudential Financial, Inc.               2.0%
J.P. Morgan Chase & Co.                    2.7%               ChevronTexaco Corp.                      1.8%

      The following graph and performance table compares the performance of the Wilmington Large-Cap Value Fund ("Large-Cap Value") and its predecessor, the Value Stock Fund (a collective investment fund), with that of the Russell 1000(R) Value Index for the ten years ended June 30, 2006. The Value Stock Fund's performance (6/30/96-6/29/98) has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Shares of the Large-Cap Value Fund (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Value Stock Fund had registered under the 1940 Act, its performance may have been different.

                              LARGE-CAP VALUE FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Russell 1000(R) Value Index         Large Cap Value Fund
                                                    Institutional Shares
  6/30/96                 $10,000                          $10,000
  6/30/97                  13,317                           12,762
  6/30/98                  17,158                           14,278
  6/30/99                  19,966                           14,240
  6/30/00                  18,187                           15,182
  6/30/01                  20,066                           16,599
  6/30/02                  18,270                           12,613
  6/30/03                  18,084                           12,728
  6/30/04                  21,905                           14,824
  6/30/05                  24,985                           16,108
  6/30/06                  28,008                           17,556

                                                       Average Annual Total Returns
                                                 ---------------------------------------
                                                                                SINCE
                                                 1 YEAR   5 YEAR   10 YEAR   INCEPTION 1
                                                 ------   ------   -------   -----------
Large-Cap Value Fund -- Institutional Shares       8.99%    1.13%    5.79%        NA
Large-Cap Value Fund -- Investor Shares 2            NA       NA       NA      (0.22)%
Large-Cap Value Fund -- Investor Shares at NAV       NA       NA       NA       3.36%
Russell 1000(R) Value Index                       12.10%    6.90%   10.85%      5.89%

----------
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE TEN YEAR PERIOD ENDED JUNE 30, 2006 COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES
BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE RETURNS. THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON NOVEMBER 30, 1991 AND BECAUSE THEY ARE MORE THAN TEN YEARS OLD, NO SINCE INCEPTION RETURN IS PROVIDED. THE RETURNS SHOWN FOR THE INVESTOR SHARES AND THE INDEX ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

WILMINGTON MID-CAP CORE FUND

      The Institutional Shares of the Wilmington Mid-Cap Core Fund ("Mid-Cap Core") returned 0.83% for the period December 20, 2005, commencement of operations, through June 30, 2006, compared to the Russell Midcap(R) Index (the "Index"), which returned 4.95% for the same period.

      The top ten holdings as of June 30, 2006, representing approximately 15.9% of total investments, were:

10 LARGEST HOLDINGS             PERCENT OF TOTAL INVESTMENTS   10 LARGEST HOLDINGS               PERCENT OF TOTAL INVESTMENTS
-------------------             ----------------------------   -------------------               ----------------------------
Pitney Bowes, Inc.                          2.3%               CB Richard Ellis Group, Inc.                  1.4%
Applera Corp - Applied                                         PerkinElmer, Inc.                             1.4%
   Biosystems Group                         1.8%               MSC Industrial Direct Co., Inc.-
BJ Services Co.                             1.7%                 Class A                                     1.4%
Progress Energy, Inc                        1.6%               SPX Corp.                                     1.4%
TRW Automotive Holdings Corp.               1.6%               Host Hotels & Resorts, Inc.                   1.3%

                                MID-CAP CORE FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Russell Midcap(R) Index     Mid-Cap Core Fund --         Mid-Cap Core Fund --
                                            Institutional Shares         Investor Shares
  12/20/05            $10,000                    $10,000                       $9,650
  6/30/06              10,495                     10,083                        9,721


                                                         Total Return
                                                         ------------
                                                            SINCE
                                                          INCEPTION
                                                         ------------
           Mid-Cap Core Fund -- Institutional Shares         0.83%
           Mid-Cap Core Fund -- Investor Shares 1           (2.79)%
           Mid-Cap Core Fund -- Investor Shares at NAV       0.71%
           Russell Midcap(R) Index                           4.95%

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

----------
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES AND INVESTOR SHARES OF THE FUND FOR THE PERIOD DECEMBER 20, 2005, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. ENDING VALUES AND TOTAL RETURNS SHOWN ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON SMALL-CAP CORE FUND

      The Institutional Shares of the Wilmington Small-Cap Core Fund (the "Fund") returned 13.65% for the year ended June 30, 2006, compared to a return of 14.58% for the Russell 2000 Index. The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index and is reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

      The Fund employs three active managers, Roxbury Capital Management, LLC ("Roxbury"), Cramer, Rosenthal McGlynn, LLC ("CRM") and Wilmington Trust Investment Management ("WTIM"). WTIM assumed a portion of the portfolio effective September 20, 2005, at which time the allocation among the three managers was changed to one-third each. Prior to that date, Roxbury and CRM shared the investment responsibility relatively equally. The Fund is expected to be neutral with regard to style; manager weights are monitored to ensure style neutrality.

      Roxbury represents a growth strategy, selecting stocks with expected earnings growth in excess of 15% annually. The manager returned 18.6% for the one year period, bettering its index, the Russell 2000 Growth Index by 300 basis points. While second quarter 2006 proved difficult, Roxbury had been able to outperform in the previous three quarters, in large part with strong stock selection as the market favored firms with strong earnings growth. Sector weights are a by-product of the stock selection process and had little impact on overall performance.

      CRM is the small-cap value manager within the Fund. The manager posted results of 14.6% for the trailing 12 month period, equaling the Russell 2000 Value Index. The firm's strategy is based upon acquiring stocks which, in its view, have suffered from the overreaction of the market due to one-time events, such as mergers, restructuring, change in management or a divestiture of a part of the business. The manager has seen improved performance over the last year, as compared to earlier periods, as the pick-up in the economy has given the opportunity for a number of the selections to post the kind of turnaround the manager expects.

      Finally, WTIM was added as a core manager, helping to ensure a neutral style exposure for the Fund overall. The manager utilizes a risk-controlled approach to portfolio construction, selecting stocks which exhibit qualities the market is currently favoring. Since its addition, the manager has trailed its index, returning 5.5%, versus the Russell 2000 Index which had performance of 9.6% during the same period. This under-performance explains all of the Fund's trailing results versus its benchmark index over the last year. The market has exhibited two distinct periods,

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

first showing a preference for low quality and high price volatility securities and during the second quarter of 2006 began a transition to higher quality offerings. Transition events tend to cause the portfolio to trail, as it prefers trends. We expect stronger performance going forward as the market solidifies its preference for lower volatility and higher value stocks.

      The top ten holdings as of June 30, 2006, representing approximately 9.3% of total investments, were:

10 LARGEST HOLDINGS           PERCENT OF TOTAL INVESTMENTS   10 LARGEST HOLDINGS   PERCENT OF TOTAL INVESTMENTS
---------------------------   ----------------------------   -------------------   ----------------------------
Range Resources Corp.                     1.0%               Tenneco, Inc.                      0.9%
Kaydon Corp.                              1.0%               Kirby Corp.                        0.9%
Skillsoft PLC Sponsored ADR               1.0%               Too, Inc.                          0.9%
School Specialty, Inc.                    0.9%               Southern Union Co.                 0.9%
Quicksilver, Inc.                         0.9%               Greif, Inc. - Class A              0.9%

      The following graph and performance table compares the performance of the Wilmington Small-Cap Core Fund ("Small-Cap Core") and its predecessor, the Small Cap Stock Fund (a collective investment fund), with that of the Russell 2000(R) Index since the Fund's commencement of operations on March 31, 1997 through June 30, 2006. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Shares of the Small-Cap Core Fund (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Small Cap Stock Fund had registered under the 1940 Act, its performance may have been different.

                               SMALL-CAP CORE FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Russell 2000(R) Index            Small-Cap Core Fund --
                                                 Institutional Shares
  6/30/96             $10,000                          $10,000
  6/30/97              11,621                           12,059
  6/30/98              13,538                           14,245
  6/30/99              13,742                           13,466
  6/30/00              15,709                           18,439
  6/30/01              15,799                           17,170
  6/30/02              14,442                           14,794
  6/30/03              14,205                           13,889
  6/30/04              18,945                           17,381
  6/30/05              20,735                           18,363
  6/30/06              23,759                           20,870

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                                                          Average Annual Total Returns
                                                ------------------------------------------------
                                                                       SINCE           SINCE
                                                                     INCEPTION      INCEPTION 1
                                                1 YEAR   5 YEAR   (INSTITUTIONAL)   (INVESTOR)
                                                ------   ------   ---------------   ------------
Small-Cap Core Fund -- Institutional Shares      13.65%   3.98%       8.28%               NA
Small-Cap Core Fund -- Investor Shares 2            NA      NA          NA              1.90%
Small-Cap Core Fund -- Investor Shares at NAV       NA      NA          NA              5.62%
Russell 2000(R) Index                            14.58%   8.50%       9.81%             8.46%

----------
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE PERIOD MARCH 31, 1997, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

1 RETURNS FOR PERIODS LESS THAN ONE YEAR ARE CUMULATIVE RETURNS. THE RETURNS SHOWN FOR THE INVESTOR SHARES AND THE INDEX ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON SMALL-CAP GROWTH FUND

      The Institutional Shares of the Wilmington Small-Cap Growth Fund ("Small-Cap Growth") returned 3.30% for the period December 20, 2005, commencement of operations, through June 30, 2006, compared to the Russell 2000(R) Growth Index which returned 6.46% for the same period.

      The top ten holdings as of June 30, 2006, representing approximately 12.8% of total investments, were:

10 LARGEST HOLDINGS            PERCENT OF TOTAL INVESTMENTS   10 LARGEST HOLDINGS              PERCENT OF TOTAL INVESTMENTS
-------------------            ----------------------------   -------------------              ----------------------------
NewAlliance Bancshares, Inc.               2.0%               Gevity HR, Inc.                              1.2%
LCA - Vision, Inc.                         1.4%               Todco - Class A                              1.1%
Forward Air Corp.                          1.4%               Tripath Imaging, Inc.                        1.1%
Fargo Electronics                          1.3%               Foundation Coal Holdings, Inc.               1.1%
Cherokee, Inc.                             1.2%               McGrath RentCorp                             1.0%

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                              SMALL-CAP GROWTH FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

            Russell 2000(R)    Small-Cap Growth Fund --      Small-Cap Growth Fund --
             Growth Index       Institutional Shares            Investor Shares
  12/20/05     $10,000               $10,000                         $9,650
  6/30/06       10,646                10,330                          9,961


                                                           Total Return
                                                           ------------
                                                              SINCE
                                                            INCEPTION
                                                           ------------
         Small-Cap Growth Fund -- Institutional Shares        3.30%
         Small-Cap Growth Fund -- Investor Shares 1          (0.39)%
         Small-Cap Growth Fund -- Investor Shares at NAV      3.20%
         Russell 2000(R) Growth Index                         6.46%

----------
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES AND INVESTOR SHARES OF THE FUND FOR THE PERIOD DECEMBER 20, 2005, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. ENDING VALUES AND TOTAL RETURNS SHOWN ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

1     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

WILMINGTON SMALL-CAP VALUE FUND

      The Institutional Shares of the Wilmington Small-Cap Value Fund ("Small-Cap Value") returned 4.13% for the period December 20, 2005, commencement of operations, through June 30, 2006, compared to the Russell 2000(R) Value Index which returned 10.53% for the same period.

      The top ten holdings as of June 30, 2006, representing approximately 19.0% of total investments, were:

10 LARGEST HOLDINGS                  PERCENT OF TOTAL INVESTMENTS   10 LARGEST HOLDINGS                 PERCENT OF TOTAL INVESTMENTS
-------------------                  ----------------------------   -------------------                 ----------------------------
Duquesne Light Holdings, Inc.                    2.6%               Main Source Financial Group, Inc.               1.9%
NewAlliance Bancshares, Inc.                     2.5%               Belden CDT, Inc.                                1.4%
Fisher Communications, Inc.                      2.4%               BioMed Realty Trust, Inc.                       1.2%
Nationwide Health Properties, Inc..              2.4%               Marten Transport, Ltd.                          1.2%
Kansas City Life Insurance Co.                   2.2%               Lancaster Colony Corp.                          1.2%

                              SMALL-CAP VALUE FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           Russell 2000(R) Index      Small-Cap Value Fund --      Small-Cap Value Fund --
                                      Institutional Shares             Investor Shares
  12/20/05       $10,000                   $10,000                        $9,650
  6/30/06         11,053                    10,413                        10,039


                                                           Total Return
                                                           ------------
                                                              SINCE
                                                            INCEPTION
                                                           ------------
          Small-Cap Value Fund -- Institutional Shares         4.13%
          Small-Cap Value Fund -- Investor Shares 1            0.39%
          Small-Cap Value Fund -- Investor Shares at NAV       4.00%
          Russell 2000(R) Value Index                         10.53%

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

----------
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES AND INVESTOR SHARES OF THE FUND FOR THE PERIOD DECEMBER 20, 2005, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. ENDING VALUES AND TOTAL RETURNS SHOWN ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

1     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

      We invite your comments and questions and thank you for your investment in the Wilmington Equity Funds. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                                 Sincerely,

                                                 /s/ Neil Wolfson

                                                 Neil Wolfson
                                                 President

July 24, 2006

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. A PROSPECTUS WITH THIS AND OTHER INFORMATION MAY BE OBTAINED BY CALLING 800-336-9970 OR VISITING THE FUNDS' WEB SITE AT WWW.WILMINGTONFUNDS.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

MR. WOLFSON'S COMMENTS REFLECT THE INVESTMENT ADVISER'S VIEWS GENERALLY REGARDING THE MARKET AND THE ECONOMY AND ARE COMPILED FROM THE INVESTMENT ADVISER'S RESEARCH AND FROM COMMENTS PROVIDED BY THE PORTFOLIO MANAGERS OF EACH OF THE FUNDS. THESE COMMENTS REFLECT OPINIONS AS OF THE DATE WRITTEN AND ARE SUBJECT TO CHANGE AT ANY TIME

DISTRIBUTED BY PROFESSIONAL FUNDS DISTRIBUTOR, LLC

SEE FINANCIAL HIGHLIGHTS.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   EXPENSE DISCLOSURE
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

      The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

      The Expense Tables below illustrate your Fund's costs in two ways.

      o ACTUAL FUND RETURN. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

      o HYPOTHETICAL 5% RETURN. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

EXPENSE TABLES

                                                 BEGINNING     ENDING                  EXPENSES
                                                  ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                   VALUE       VALUE       EXPENSE     DURING
                                                  1/01/06     6/30/06       RATIO      PERIOD*
                                                 ---------   ---------   ----------   ---------
LARGE-CAP CORE FUND -- INSTITUTIONAL SHARES
Actual Fund Return ...........................   $1,000.00   $1,007.30      0.80%       $3.98
Hypothetical 5% Return Before Expenses .......    1,000.00    1,020.83      0.80%       $4.01
LARGE-CAP CORE FUND -- INVESTOR SHARES
Actual Fund Return ...........................   $1,000.00   $1,005.50      1.05%       $5.22
Hypothetical 5% Return Before Expenses .......    1,000.00    1,019.59      1.05%       $5.26

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   EXPENSE DISCLOSURE -- CONTINUED
--------------------------------------------------------------------------------

                                                   BEGINNING     ENDING                 EXPENSES
                                                    ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                     VALUE       VALUE       EXPENSE     DURING
                                                    1/01/06     6/30/06       RATIO      PERIOD*
                                                   ---------   ---------   ----------   --------
LARGE-CAP GROWTH FUND -- INSTITUTIONAL SHARES
Actual Fund Return .............................   $1,000.00   $  967.50     1.14%        $5.56
Hypothetical 5% Return Before Expenses .........    1,000.00    1,019.14     1.14%        $5.71

LARGE-CAP GROWTH FUND -- INVESTOR SHARES
Actual Fund Return .............................   $1,000.00   $  965.80     1.39%        $6.78
Hypothetical 5% Return Before Expenses .........    1,000.00    1,017.90     1.39%        $6.95
LARGE-CAP VALUE FUND -- INSTITUTIONAL SHARES
Actual Fund Return .............................   $1,000.00   $1,036.80     1.11%        $5.61
Hypothetical 5% Return Before Expenses .........    1,000.00    1,019.29     1.11%        $5.56

LARGE-CAP VALUE FUND -- INVESTOR SHARES
Actual Fund Return .............................   $1,000.00   $1,036.50     1.36%        $6.87
Hypothetical 5% Return Before Expenses .........    1,000.00    1,018.05     1.36%        $6.80

MID-CAP CORE FUND -- INSTITUTIONAL SHARES
Actual Fund Return .............................   $1,000.00   $1,011.40     1.00%        $4.99
Hypothetical 5% Return Before Expenses .........    1,000.00    1,019.84     1.00%        $5.01

MID-CAP CORE FUND -- INVESTOR SHARES
Actual Fund Return .............................   $1,000.00   $1,010.10     1.25%        $6.23
Hypothetical 5% Return Before Expenses .........    1,000.00    1,018.60     1.25%        $6.26

SMALL-CAP CORE FUND -- INSTITUTIONAL SHARES
Actual Fund Return .............................   $1,000.00   $1,051.20     1.42%        $7.22
Hypothetical 5% Return Before Expenses .........    1,000.00    1,017.75     1.42%        $7.10

SMALL-CAP CORE FUND -- INVESTOR SHARES
Actual Fund Return .............................   $1,000.00   $1,050.30     1.67%        $8.49
Hypothetical 5% Return Before Expenses .........    1,000.00    1,016.51     1.67%        $8.35

SMALL-CAP GROWTH FUND -- INSTITUTIONAL SHARES
Actual Fund Return .............................   $1,000.00   $1,053.00     1.05%        $5.34
Hypothetical 5% Return Before Expenses .........    1,000.00    1,019.59     1.05%        $5.26

SMALL-CAP GROWTH FUND -- INVESTOR SHARES
Actual Fund Return .............................   $1,000.00   $1,052.00     1.30%        $6.61
Hypothetical 5% Return Before Expenses .........    1,000.00    1,018.35     1.30%        $6.51

SMALL-CAP VALUE FUND -- INSTITUTIONAL SHARES
Actual Fund Return .............................   $1,000.00   $1,055.00     1.05%        $5.35
Hypothetical 5% Return Before Expenses .........    1,000.00    1,019.59     1.05%        $5.26

SMALL-CAP VALUE FUND -- INVESTOR SHARES
Actual Fund Return .............................   $1,000.00   $1,053.70     1.30%        $6.62
Hypothetical 5% Return Before Expenses .........    1,000.00    1,018.35     1.30%        $6.51

----------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent fiscal half-year, then divided by 365.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

JUNE 30, 2006

The following tables present a summary of the portfolio holdings of each of the Wilmington Equity Funds as a percentage of their total investments.

LARGE-CAP CORE FUND
Common stocks
   Financials                                            20.1%
   Information Technology                                15.0%
   Health Care                                           14.9%
   Industrials                                           13.8%
   Energy                                                11.0%
   Consumer Discretionary                                 8.4%
   Consumer Staples                                       7.8%
   Utilities                                              3.6%
   Telecommunication Services                             2.9%
   Materials                                              0.7%
Short-Term Investments                                    1.8%
                                                        -----
                                                        100.0%
                                                        =====

LARGE-CAP VALUE FUND
Common stocks
   Financials                                            34.1%
   Energy                                                15.0%
   Health Care                                            9.3%
   Industrials                                            8.8%
   Information Technology                                 6.3%
   Utilities                                              6.3%
   Consumer Staples                                       5.5%
   Consumer Discretionary                                 5.3%
   Telecommunication Services                             4.7%
   Materials                                              2.9%
Short-Term Investments                                    1.8%
                                                        -----
                                                        100.0%
                                                        =====

LARGE-CAP GROWTH FUND
Common stocks
   Information Technology                                24.0%
   Industrials                                           19.5%
   Health Care                                           17.6%
   Consumer Staples                                      13.5%
   Consumer Discretionary                                 9.8%
   Financials                                             6.2%
   Energy                                                 4.0%
   Materials                                              3.1%
   Utilities                                              1.1%
Short-Term Investments                                    1.2%
                                                        -----
                                                        100.0%
                                                        =====

MID-CAP CORE FUND
Common stocks
   Financials                                            22.7%
   Consumer Discretionary                                15.0%
   Industrials                                           11.6%
   Health Care                                           10.7%
   Information Technology                                 9.5%
   Energy                                                 9.4%
   Utilities                                              7.6%
   Consumer Staples                                       4.8%
   Materials                                              4.3%
   Telecommunication Services                             2.4%
Short-Term Investments                                    2.0%
                                                        -----
                                                        100.0%
                                                        =====

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   DISCLOSURE OF PORTFOLIO HOLDINGS -- CONTINUED
--------------------------------------------------------------------------------

JUNE 30, 2006

SMALL-CAP CORE FUND
Common stocks
   Industrials                                           21.1%
   Information Technology                                18.4%
   Financials                                            15.3%
   Consumer Discretionary                                14.9%
   Health Care                                           11.3%
   Energy                                                 6.2%
   Materials                                              4.8%
   Consumer Staples                                       3.0%
   Utilities                                              2.7%
   Telecommunication Services                             0.4%
Short-Term Investments                                    1.9%
                                                        -----
                                                        100.0%
                                                        =====

SMALL-CAP VALUE FUND
Common stocks
   Financials                                            36.1%
   Industrials                                           17.4%
   Information Technology                                12.0%
   Consumer Discretionary                                10.6%
   Energy                                                 6.3%
   Materials                                              4.9%
   Utilities                                              4.6%
   Consumer Staples                                       3.8%
   Health Care                                            1.2%
   Telecommunication Services                             0.7%
Short-Term Investments                                    2.4%
                                                        -----
                                                        100.0%
                                                        =====

SMALL-CAP GROWTH FUND
Common stocks
   Information Technology                                27.4%
   Health Care                                           16.8%
   Industrials                                           15.4%
   Energy                                                13.6%
   Consumer Discretionary                                 9.9%
   Financials                                             8.6%
   Consumer Staples                                       2.8%
   Materials                                              2.7%
   Telecommunication Services                             1.0%
Short-Term Investments                                    1.8%
                                                        -----
                                                        100.0%
                                                        =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust files a complete schedule of investments with the SEC for its first and third fiscal quarters on Form N-Q. Form N-Q is available without charge by visiting the SEC's website at http://www.sec.gov, or it may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
COMMON STOCK -- 98.2%
   CONSUMER DISCRETIONARY -- 8.4%
     APPAREL RETAIL -- 0.4%
       Chico's FAS, Inc. *(1) ...............................         7,700   $    207,746
                                                                              ------------
     AUTO PARTS & EQUIPMENT -- 0.4%
       TRW Automotive Holdings Corp.* .......................         8,300        226,424
                                                                              ------------
     BROADCASTING & CABLE TV -- 0.4%
       Comcast Corp. - Class A* .............................         7,200        235,728
                                                                              ------------
     CASINOS & GAMING -- 0.7%
       Las Vegas Sands Corp.* ...............................         4,600        358,156
                                                                              ------------
     DEPARTMENT STORES -- 0.8%
       Federated Department Stores, Inc. ....................         6,400        234,240
       Sears Holdings Corp.* ................................         1,100        170,324
                                                                              ------------
                                                                                   404,564
                                                                              ------------
     HOME IMPROVEMENT RETAIL -- 1.8%
       Lowe's Cos., Inc. (1) ................................         7,000        424,690
       The Home Depot, Inc. (1) .............................        14,343        513,336
                                                                              ------------
                                                                                   938,026
                                                                              ------------
     HOMEBUILDING -- 0.4%
       D.R. Horton, Inc. ....................................         8,066        192,132
                                                                              ------------
     HOUSEHOLD APPLIANCES -- 1.7%
       Snap-On, Inc. ........................................        21,300        860,946
                                                                              ------------
     MOVIES & ENTERTAINMENT -- 1.8%
       CKX, Inc.* ...........................................         9,500        128,915
       The Walt Disney Co. ..................................        12,500        375,000
       Time Warner, Inc. ....................................        26,100        451,530
                                                                              ------------
                                                                                   955,445
                                                                              ------------
     TOTAL CONSUMER DISCRETIONARY ...........................                    4,379,167
                                                                              ------------
   CONSUMER STAPLES -- 7.8%
     AGRICULTURAL PRODUCTS -- 1.5%
       Archer Daniels Midland Co. ...........................        18,300        755,424
                                                                              ------------
     DRUG RETAIL -- 1.4%
       Walgreen Co. .........................................        16,600        744,344
                                                                              ------------
     HOUSEHOLD PRODUCTS -- 2.9%
       Kimberly-Clark Corp. (1) .............................        14,800        913,160
       Procter & Gamble Co. .................................        10,200        567,120
                                                                              ------------
                                                                                 1,480,280
                                                                              ------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     HYPERMARKETS & SUPER CENTERS -- 0.0%
       Wal-Mart Stores, Inc. ................................           100   $      4,817
                                                                              ------------
     SOFT DRINKS -- 0.6%
       Coca-Cola Co. ........................................         7,100        305,442
                                                                              ------------
     TOBACCO -- 1.4%
       Altria Group, Inc. ...................................        10,000        734,300
                                                                              ------------
     TOTAL CONSUMER STAPLES .................................                    4,024,607
                                                                              ------------
   ENERGY -- 11.0%
     COAL & CONSUMABLE FUELS -- 0.4%
       Consol Energy, Inc. ..................................         4,600        214,912
                                                                              ------------
     INTEGRATED OIL & GAS -- 5.7%
       ChevronTexaco Corp. ..................................         9,500        589,570
       ConocoPhillips .......................................         9,936        651,106
       Exxon Mobil Corp. ....................................        20,074      1,231,540
       Occidental Petroleum Corp. ...........................         5,100        523,005
                                                                              ------------
                                                                                 2,995,221
                                                                              ------------
     OIL & GAS EQUIPMENT & SERVICES -- 1.9%
       Baker Hughes, Inc. (1) ...............................         2,400        196,440
       BJ Services Co. (1) ..................................        10,100        376,326
       Smith International, Inc. ............................         9,100        404,677
                                                                              ------------
                                                                                   977,443
                                                                              ------------
     OIL & GAS EXPLORATION & PRODUCTION -- 1.8%
       Apache Corp. .........................................         3,000        204,750
       Devon Energy Corp. ...................................         2,600        157,066
       Kerr-McGee Corp. .....................................         4,458        309,162
       XTO Energy, Inc. .....................................         5,700        252,339
                                                                              ------------
                                                                                   923,317
                                                                              ------------
     OIL & GAS REFINING & MARKETING -- 1.2%
       Valero Energy Corp. ..................................         9,300        618,636
                                                                              ------------
     TOTAL ENERGY ...........................................                    5,729,529
                                                                              ------------
   FINANCIALS -- 20.1%
     ASSET MANAGEMENT & CUSTODY BANKS -- 0.3%
       American Capital Strategies, Ltd. (1) ................         4,400        147,312
                                                                              ------------
     CONSUMER FINANCE -- 2.0%
       American Express Co. .................................         4,300        228,846
       AmeriCredit Corp.* ...................................        28,500        795,720
                                                                              ------------
                                                                                 1,024,566
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     DIVERSIFIED BANKS -- 3.6%
       Bank of America Corp. ................................        10,902   $    524,386
       CapitalSource, Inc. ..................................        11,300        265,098
       U.S. Bancorp (1) .....................................        16,200        500,256
       Wachovia Corp. (1) ...................................         6,400        346,112
       Wells Fargo & Co. (1) ................................         3,600        241,488
                                                                              ------------
                                                                                 1,877,340
                                                                              ------------
     DIVERSIFIED CAPITAL MARKETS -- 3.8%
       Citigroup, Inc. ......................................        30,305      1,461,914
       J.P. Morgan Chase & Co. (1) ..........................        12,900        541,800
                                                                              ------------
                                                                                 2,003,714
                                                                              ------------
     INVESTMENT BANKING & BROKERAGE -- 0.6%
       A.G. Edwards, Inc. ...................................         2,600        143,832
       Goldman Sachs Group, Inc. ............................           900        135,387
       Morgan Stanley .......................................           800         50,568
                                                                              ------------
                                                                                   329,787
                                                                              ------------
     MULTI-LINE INSURANCE -- 3.9%
       American International Group, Inc. ...................         5,000        295,250
       Assurant, Inc. (1) ...................................         6,100        295,240
       Hartford Financial Services Group, Inc. ..............         5,100        431,460
       Loews Corp. ..........................................        21,000        744,450
       Unitrin, Inc. ........................................         5,600        244,104
                                                                              ------------
                                                                                 2,010,504
                                                                              ------------
     PROPERTY & CASUALTY INSURANCE -- 1.1%
       Erie Indemnity Co. ...................................         2,500        130,000
       The Allstate Corp. ...................................         4,300        235,339
       The St. Paul Cos., Inc. ..............................         4,300        191,694
                                                                              ------------
                                                                                   557,033
                                                                              ------------
     REAL ESTATE INVESTMENT TRUSTS -- 3.1%
       Archstone-Smith Trust ................................         4,000        203,480
       Host Hotels & Resorts, Inc. (1) ......................        48,000      1,049,760
       Kimco Realty Corp. ...................................         5,800        211,642
       Public Storage, Inc. .................................         1,900        144,210
                                                                              ------------
                                                                                 1,609,092
                                                                              ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%
       CB Richard Ellis Group, Inc.* ........................         6,800        169,320
                                                                              ------------
     REGIONAL BANKS -- 0.6%
       Fifth Third Bancorp ..................................         3,700        136,715

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     REGIONAL BANKS -- (CONTINUED)
       National City Corp. (1) ..............................         4,600   $    166,474
                                                                              ------------
                                                                                   303,189
                                                                              ------------
     SPECIALIZED FINANCE -- 0.3%
       CIT Group, Inc. ......................................         2,600        135,954
                                                                              ------------
     THRIFTS & MORTGAGE FINANCE -- 0.5%
       Freddie Mac ..........................................         4,800        273,648
                                                                              ------------
     TOTAL FINANCIALS .......................................                   10,441,459
                                                                              ------------
   HEALTH CARE -- 14.9%
     BIOTECHNOLOGY -- 2.1%
       Amgen, Inc.* .........................................         1,900        123,937
       Applera Corp. - Applied Biosystems Group (1) .........        19,500        630,825
       Genentech, Inc.* .....................................         4,300        351,740
                                                                              ------------
                                                                                 1,106,502
                                                                              ------------
     HEALTH CARE - EQUIPMENT -- 2.6%
       Medtronic, Inc. ......................................         7,200        337,824
       PerkinElmer, Inc. ....................................        47,700        996,930
                                                                              ------------
                                                                                 1,334,754
                                                                              ------------
     HEALTH CARE SERVICES -- 0.8%
       Caremark Rx, Inc. ....................................         5,300        264,311
       Express Scripts, Inc. - Class A* .....................         2,400        172,176
                                                                              ------------
                                                                                   436,487
                                                                              ------------
     MANAGED HEALTH CARE -- 2.8%
       CIGNA Corp. ..........................................         1,700        167,467
       UnitedHealth Group, Inc. .............................         6,200        277,636
       WellPoint, Inc* ......................................        13,500        982,395
                                                                              ------------
                                                                                 1,427,498
                                                                              ------------
     PHARMACEUTICALS -- 6.6%
       Bristol-Myers Squibb Co. .............................         6,300        162,918
       Eli Lilly & Co. ......................................        10,100        558,227
       Johnson & Johnson ....................................        17,200      1,030,624
       KOS Pharmaceuticals, Inc.* ...........................         4,800        180,576
       Merck & Co., Inc. ....................................         7,100        258,653
       Pfizer, Inc. .........................................        17,300        406,031
       Wyeth ................................................        18,700        830,467
                                                                              ------------
                                                                                 3,427,496
                                                                              ------------
     TOTAL HEALTH CARE ......................................                    7,732,737
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
   INDUSTRIALS -- 13.8%
     AEROSPACE & DEFENSE -- 2.2%
       General Dynamics Corp. ...............................         3,600   $    235,656
       Honeywell International, Inc. ........................        13,000        523,900
       Northrop Grumman Corp. ...............................         2,600        166,556
       United Technologies Corp. ............................         3,532        223,999
                                                                              ------------
                                                                                 1,150,111
                                                                              ------------
     AIR FREIGHT & LOGISTICS -- 0.8%
       FedEx Corp. ..........................................         3,500        409,010
                                                                              ------------
     BUILDING PRODUCTS -- 0.3%
       American Standard Cos., Inc. (1) .....................         3,400        147,118
                                                                              ------------
     CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 1.1%
       Caterpillar, Inc. ....................................         4,800        357,504
       Deere & Co. (1) ......................................         2,400        200,376
                                                                              ------------
                                                                                   557,880
                                                                              ------------
     DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.8%
       Cendant Corp. ........................................        25,600        417,024
                                                                              ------------
     HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.1%
       Robert Half International, Inc. ......................        13,000        546,000
                                                                              ------------
     INDUSTRIAL CONGLOMERATES -- 3.9%
       3M Co. ...............................................         5,600        452,312
       General Electric Co. .................................        48,385      1,594,770
                                                                              ------------
                                                                                 2,047,082
                                                                              ------------
     INDUSTRIAL MACHINERY -- 1.0%
       Danaher Corp. (1) ....................................           200         12,864
       SPX Corp. ............................................         9,000        503,550
                                                                              ------------
                                                                                   516,414
                                                                              ------------
     OFFICE SERVICES & SUPPLIES -- 0.2%
       Pitney Bowes, Inc. ...................................         3,000        123,900
                                                                              ------------
     RAILROADS -- 0.4%
       Burlington Northern Santa Fe Corp. ...................         2,700        213,975
                                                                              ------------
     TRADING COMPANIES & DISTRIBUTORS -- 1.5%
       MSC Industrial Direct Co., Inc. - Class A ............        16,900        803,933
                                                                              ------------
     TRUCKING -- 0.5%
       Laidlaw International, Inc. ..........................         9,600        241,920
                                                                              ------------
     TOTAL INDUSTRIALS ......................................                    7,174,367
                                                                              ------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
   INFORMATION TECHNOLOGY -- 15.0%
     COMMUNICATIONS EQUIPMENT -- 3.4%
       Cisco Systems, Inc.* .................................        35,400   $    691,362
       Corning, Inc.* .......................................         9,100        220,129
       Motorola, Inc. .......................................        14,086        283,833
       QUALCOMM, Inc. (1) ...................................        14,100        564,987
                                                                              ------------
                                                                                 1,760,311
                                                                              ------------
     COMPUTER HARDWARE -- 2.8%
       Apple Computer, Inc.* ................................         2,600        148,512
       Dell, Inc.* ..........................................        13,000        317,330
       Hewlett-Packard Co. (1) ..............................        25,525        808,632
       NCR Corp.* (1) .......................................         4,900        179,536
                                                                              ------------
                                                                                 1,454,010
                                                                              ------------
     COMPUTER STORAGE & PERIPHERALS -- 0.3%
       EMC Corp.* ...........................................        14,000        153,580
                                                                              ------------
     ELECTRONIC EQUIPMENT MANUFACTURERS -- 0.9%
       Agilent Technologies, Inc.* ..........................        14,300        451,308
                                                                              ------------
     HOME ENTERTAINMENT SOFTWARE -- 0.3%
       Activision, Inc.* ....................................        11,600        132,008
                                                                              ------------
     INTERNET SOFTWARE & SERVICES -- 0.8%
       eBay, Inc.* ..........................................         4,100        120,089
       Google, Inc.- Class A* ...............................           700        293,531
                                                                              ------------
                                                                                   413,620
                                                                              ------------
     SEMICONDUCTOR EQUIPMENT -- 0.8%
       Applied Materials, Inc. ..............................        26,400        429,792
                                                                              ------------
     SEMICONDUCTORS -- 2.7%
       Advanced Micro Devices, Inc.* ........................        10,100        246,642
       Intel Corp. ..........................................        18,300        346,785
       National Semiconductor Corp. .........................        13,800        329,130
       NVIDIA Corp.* ........................................        23,000        489,670
                                                                              ------------
                                                                                 1,412,227
                                                                              ------------
     SYSTEMS SOFTWARE -- 3.0%
       Microsoft Corp. ......................................        60,997      1,421,230
       Symantec Corp.* ......................................         8,500        132,090
                                                                              ------------

                                                                                 1,553,320
                                                                              ------------
     TOTAL INFORMATION TECHNOLOGY ...........................                    7,760,176
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
   MATERIALS -- 0.7%
     ALUMINUM -- 0.4%
       Alcoa, Inc. ..........................................         6,500   $    210,340
                                                                              ------------
     DIVERSIFIED METALS & MINING -- 0.3%
       Freeport-McMoRan Copper & Gold,
         Inc. - Class B .....................................         3,000        166,230
                                                                              ------------
     TOTAL MATERIALS ........................................                      376,570
                                                                              ------------
   TELECOMMUNICATION SERVICES -- 2.9%
     INTEGRATED TELECOMMUNICATION SERVICES -- 2.7%
       Citizens Communications Co. ..........................        10,200        133,110
       NTL, Inc. ............................................        17,750        441,975
       Verizon Communications, Inc. .........................        24,000        803,760
                                                                              ------------
                                                                                 1,378,845
                                                                              ------------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
       Sprint Corp. .........................................         6,100        121,939
                                                                              ------------
     TOTAL TELECOMMUNICATION SERVICES .......................                    1,500,784
                                                                              ------------
   UTILITIES -- 3.6%
     ELECTRIC UTILITIES -- 1.8%
       Progress Energy, Inc. ................................        21,500        921,705
                                                                              ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.8%
       AES Corp.* ...........................................        23,200        428,040
       Duke Energy Corp. (1) ................................         8,700        255,519
       TXU Corp. ............................................         4,800        286,992
                                                                              ------------
                                                                                   970,551
                                                                              ------------
     TOTAL UTILITIES ........................................                    1,892,256
                                                                              ------------
     TOTAL COMMON STOCK
       (COST $48,603,759) ...................................                   51,011,652
                                                                              ------------
SHORT-TERM INVESTMENTS -- 1.8%
       BlackRock Liquidity Funds
         TempCash Portfolio - Institutional Series ..........       456,141        456,141

                                                                  SHARES/
                                                                 PRINCIPAL       VALUE
                                                                   AMOUNT       (NOTE 2)
                                                                -----------   ------------
SHORT-TERM INVESTMENTS -- (CONTINUED)
       BlackRock Liquidity Funds
         TempFund Portfolio - Institutional Series ..........       456,141   $    456,141
                                                                              ------------
     TOTAL SHORT -TERM INVESTMENTS
       (COST $912,282) ......................................                      912,282
                                                                              ------------
     TOTAL INVESTMENTS -- 100.0%
       (COST $49,516,041)(2) ................................                 $ 51,923,934(3)
                                                                              ============
SHORT-TERM INVESTMENTS HELD
       AS COLLATERAL FOR LOANED SECURITIES
   FLOATING RATE COMMERCIAL PAPER
       Morgan Stanley,
         5.37%, 07/03/06 ....................................   $ 1,301,361   $  1,301,361
                                                                              ------------
   FLOATING RATE NOTE
       Grennwich Capital,
         5.31%, 07/03/06 ....................................       354,571        354,571
       Sedna Finance,
         5.29%, 07/25/06 ....................................        51,484         51,484
       Tango Financial, Corp.,
         5.31%, 07/28/06 ....................................       329,242        329,242
                                                                              ------------
     TOTAL FLOATING RATE NOTE ...............................                      735,297
                                                                              ------------
   INSTITUTIONAL MONEY MARKET TRUST
       Institutional Money Market Trust,
         5.25%, 07/03/06 ....................................     4,867,602      4,867,602
                                                                              ------------
   MASTER NOTE
       Citigroup, 5.38%, 08/25/06 ...........................       164,611        164,611
                                                                              ------------
   TIME DEPOSIT
       KBC Bank, 5.28%, 07/03/06 ............................       186,363        186,363
                                                                              ------------
     TOTAL SHORT -TERM INVESTMENTS HELD AS
       COLLATERAL FOR LOANED SECURITIES
       (COST $7,255,234) (5) ................................                 $  7,255,234(4)
                                                                              ============

----------
*     Non-income producing security.

(1)   Security partially or fully on loan.

(2) The cost for Federal income tax purposes is $49,549,489. At June 30, 2006, net unrealized appreciation was $2,374,445. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,966,679, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,592,234.

(3) At June 30, 2006, the market value of securities on loan for the Large-Cap Core Fund was $7,017,033.

(4) The investments held as collateral on loaned securities represented 14.0% of the net assets of the Large-Cap Core Fund.

(5)   Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
COMMON STOCK -- 98.8%
   CONSUMER DISCRETIONARY -- 9.8%
     APPAREL RETAIL -- 0.8%
       Abercrombie & Fitch Co. -- Class A ...................         4,500   $    249,435
       Chico's FAS, Inc.* ...................................         6,100        164,578
                                                                              ------------
                                                                                   414,013
                                                                              ------------
     CASINOS & GAMING -- 0.7%
       Las Vegas Sands Corp.* ...............................         4,500        350,370
                                                                              ------------
     COMPUTER & ELECTRONICS RETAIL -- 1.5%
       Best Buy Co., Inc. ...................................         4,300        235,812
       Circuit City Stores, Inc. ............................         4,300        117,046
       Mettler-Toledo International, Inc.* ..................         6,500        393,705
                                                                              ------------

                                                                                   746,563
                                                                              ------------
     DEPARTMENT STORES -- 0.4%
       Sears Holdings Corp.* ................................         1,300        201,292
                                                                              ------------
     FOOTWEAR -- 0.2%
       Nike, Inc. - Class B .................................         1,500        121,500
                                                                              ------------
     GENERAL MERCHANDISE STORES -- 0.3%
       Target Corporation ...................................         2,500        122,175
                                                                              ------------
     HOME IMPROVEMENT RETAIL -- 2.2%
       Lowe's Cos., Inc. ....................................        13,400        812,978
       The Home Depot, Inc. .................................         8,400        300,636
                                                                              ------------
                                                                                 1,113,614
                                                                              ------------
     HOMEBUILDING -- 0.6%
       Beazer Homes USA, Inc. ...............................         3,000        137,610
       D.R. Horton, Inc. ....................................         7,533        179,436
                                                                              ------------
                                                                                   317,046
                                                                              ------------
     HOUSEHOLD APPLIANCES -- 0.3%
       The Stanley Works ....................................         3,600        169,992
                                                                              ------------
     HOUSEWARES & SPECIALTIES -- 0.3%
       Fortune Brands, Inc. .................................         2,400        170,424
                                                                              ------------
     MOVIES & ENTERTAINMENT -- 0.5%
       The Walt Disney Co. ..................................           500         15,000
       Time Warner, Inc. ....................................        13,300        230,090
                                                                              ------------
                                                                                   245,090
                                                                              ------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     RESTAURANTS -- 0.5%
       Starbucks Corp.* .....................................         3,400   $    128,384
       Yum! Brands, Inc. ....................................         2,400        120,648
                                                                              ------------
                                                                                   249,032
                                                                              ------------
     SPECIALTY STORES -- 1.5%
       Claire's Stores, Inc. ................................        28,500        727,035
                                                                              ------------
     TOTAL CONSUMER DISCRETIONARY ...........................                    4,948,146
                                                                              ------------
   CONSUMER STAPLES -- 13.5%
     DRUG RETAIL -- 1.9%
       CVS Corp. ............................................        12,100        371,470
       Walgreen Co. .........................................        12,400        556,016
                                                                              ------------
                                                                                   927,486
                                                                              ------------
     FOOD DISTRIBUTORS -- 0.3%
       Sysco Corp. ..........................................         5,400        165,024
                                                                              ------------
     HOUSEHOLD PRODUCTS -- 3.4%
       Colgate-Palmolive Co. ................................           600         35,940
       Kimberly-Clark Corp. .................................        17,305      1,067,718
       Procter & Gamble Co. .................................        10,700        594,920
                                                                              ------------
                                                                                 1,698,578
                                                                              ------------
     HYPERMARKETS & SUPER CENTERS -- 1.6%
       Wal-Mart Stores, Inc. ................................        17,100        823,707
                                                                              ------------
     PACKAGED FOODS & MEATS -- 0.4%
       Campbell Soup Co. ....................................         5,700        211,527
                                                                              ------------
     SOFT DRINKS -- 4.1%
       Coca-Cola Co. ........................................        28,000      1,204,560
       PepsiCo, Inc. ........................................        14,500        870,580
                                                                              ------------
                                                                                 2,075,140
                                                                              ------------
     TOBACCO -- 1.8%
       Altria Group, Inc. ...................................        12,500        917,875
                                                                              ------------
     TOTAL CONSUMER STAPLES .................................                    6,819,337
                                                                              ------------
   ENERGY -- 4.0%
     OIL & GAS EQUIPMENT & SERVICES -- 2.0%
       Baker Hughes, Inc. ...................................         6,900        564,765
       BJ Services Co. ......................................         4,100        152,766
       Halliburton Co. ......................................         3,700        274,577
                                                                              ------------
                                                                                   992,108
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     OIL & GAS EXPLORATION & PRODUCTION -- 2.0%
       EOG Resources, Inc. ..................................         2,800   $    194,152
       XTO Energy, Inc. .....................................        18,700        827,849
                                                                              ------------
                                                                                 1,022,001
                                                                              ------------
     TOTAL ENERGY ...........................................                    2,014,109
                                                                              ------------
   FINANCIALS -- 6.2%
     ASSET MANAGEMENT & CUSTODY BANKS -- 0.4%
       Legg Mason, Inc. .....................................         2,000        199,040
                                                                              ------------
     CONSUMER FINANCE -- 0.4%
       AmeriCredit Corp.* ...................................         6,900        192,648
                                                                              ------------
     DIVERSIFIED BANKS -- 2.2%
       CapitalSource, Inc. ..................................        13,900        326,094
       U.S. Bancorp .........................................        24,900        768,912
                                                                              ------------
                                                                                 1,095,006
                                                                              ------------
     INVESTMENT BANKING & BROKERAGE -- 1.9%
       Charles Schwab Corp. .................................        36,300        580,074
       TD Ameritrade Holding Corp. ..........................        24,800        367,288
                                                                              ------------

                                                                                   947,362
                                                                              ------------
     MULTI-LINE INSURANCE -- 0.2%
       American International Group, Inc. ...................         2,100        124,005
                                                                              ------------
     REAL ESTATE INVESTMENT TRUSTS -- 0.5%
       Host Hotels & Resorts, Inc. ..........................        12,300        269,001
                                                                              ------------
     REGIONAL BANKS -- 0.2%
       Synovus Financial Corp. ..............................         4,600        123,188
                                                                              ------------
     SPECIALIZED FINANCE -- 0.4%
       The Chicago Mercantile Exchange ......................           400        196,460
                                                                              ------------
     TOTAL FINANCIALS .......................................                    3,146,710
                                                                              ------------
   HEALTH CARE -- 17.6%
     BIOTECHNOLOGY -- 3.0%
       Amgen, Inc.* .........................................         8,400        547,932
       Genentech, Inc.* .....................................         7,200        588,960
       Gilead Sciences, Inc.* ...............................         3,600        212,976
       PDL BioPharma, Inc.* .................................         9,000        165,690
                                                                              ------------
                                                                                 1,515,558
                                                                              ------------
     HEALTH CARE - EQUIPMENT -- 4.1%
       Baxter International, Inc. ...........................        16,000        588,160
       Beckman Coulter, Inc. ................................         2,700        149,985

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     HEALTH CARE - EQUIPMENT -- (CONTINUED)
       Dade Behring Holdings, Inc. ..........................         4,700   $    195,708
       Medtronic, Inc. ......................................         3,100        145,452
       PerkinElmer, Inc. ....................................        45,600        953,040
       Stryker Corp. ........................................           500         21,055
                                                                              ------------
                                                                                 2,053,400
                                                                              ------------
     HEALTH CARE DISTRIBUTORS -- 0.7%
       AmerisourceBergen Corp. ..............................         5,200        217,984
       Cardinal Health, Inc. ................................         2,300        147,959
                                                                              ------------
                                                                                   365,943
                                                                              ------------
     HEALTH CARE SERVICES -- 2.2%
       Caremark Rx, Inc. ....................................        10,300        513,661
       Cerner Corp.* ........................................         4,500        166,995
       Express Scripts, Inc. - Class A* .....................         3,300        236,742
       Pharmaceutical Product Development, Inc. .............         5,800        203,696
                                                                              ------------
                                                                                 1,121,094
                                                                              ------------
     HEALTH CARE SUPPLIES -- 0.4%
       Gen-Probe, Inc.* .....................................         4,100        221,318
                                                                              ------------
     MANAGED HEALTH CARE -- 1.8%
       Sierra Health Services, Inc.* ........................         5,000        225,150
       UnitedHealth Group, Inc. .............................        12,477        558,720
       WellPoint, Inc* ......................................         1,700        123,709
                                                                              ------------
                                                                                   907,579
                                                                              ------------
     PHARMACEUTICALS -- 5.4%
       Abbott Laboratories ..................................         6,700        292,187
       Bristol-Myers Squibb Co. .............................         6,300        162,918
       Eli Lilly & Co. ......................................         7,000        386,890
       Johnson & Johnson ....................................        24,600      1,474,032
       KOS Pharmaceuticals, Inc.* ...........................         5,300        199,386
       Pfizer, Inc. .........................................         7,800        183,066
                                                                              ------------
                                                                                 2,698,479
                                                                              ------------
     TOTAL HEALTH CARE ......................................                    8,883,371
                                                                              ------------
   INDUSTRIALS -- 19.5%
     AEROSPACE & DEFENSE -- 2.4%
       Precision Castparts Corp. ............................         8,800        525,888
       The Boeing Co. .......................................         6,510        533,234
       United Technologies Corp. ............................         2,100        133,182
                                                                              ------------
                                                                                 1,192,304
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     AIR FREIGHT & LOGISTICS -- 1.7%
       C.H. Robinson Worldwide, Inc. ........................         2,900   $    154,570
       FedEx Corp. ..........................................         6,000        701,160
                                                                              ------------
                                                                                   855,730
                                                                              ------------
     BUILDING PRODUCTS -- 0.7%
       American Standard Cos., Inc. .........................         8,400        363,468
                                                                              ------------
     CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 1.3%
       Caterpillar, Inc. ....................................         8,700        647,976
                                                                              ------------
     DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 1.3%
       Cendant Corp. ........................................        41,200        671,148
                                                                              ------------
     ELECTRICAL COMPONENTS & EQUIPMENT -- 1.3%
       AMETEK, Inc. .........................................         3,000        142,140
       Emerson Electric Co. .................................         1,700        142,477
       Rockwell Automation, Inc. ............................         5,000        360,050
                                                                              ------------
                                                                                   644,667
                                                                              ------------
     HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.3%
       Robert Half International, Inc. ......................        15,600        655,200
                                                                              ------------
     INDUSTRIAL CONGLOMERATES -- 5.9%
       3M Co. ...............................................        14,210      1,147,742
       General Electric Co. .................................        56,000      1,845,760
                                                                              ------------
                                                                                 2,993,502
                                                                              ------------
     INDUSTRIAL MACHINERY -- 2.1%
       Danaher Corp. ........................................         4,400        283,008
       Harsco Corp. .........................................         3,800        296,248
       ITT Industries, Inc. .................................         9,670        478,665
                                                                              ------------
                                                                                 1,057,921
                                                                              ------------
     OFFICE SERVICES & SUPPLIES -- 0.8%
       Pitney Bowes, Inc. ...................................         9,800        404,740
                                                                              ------------
     RAILROADS -- 0.3%
       Norfolk Southern Corp. ...............................         2,800        149,016
                                                                              ------------
     TRADING COMPANIES & DISTRIBUTORS -- 0.4%
       Fastenal Co. .........................................         5,000        201,450
                                                                              ------------
     TOTAL INDUSTRIALS ......................................                    9,837,122
                                                                              ------------
   INFORMATION TECHNOLOGY -- 24.0%
     APPLICATION SOFTWARE -- 0.4%
       Adobe Systems, Inc.* .................................         6,700        203,412
                                                                              ------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     COMMUNICATIONS EQUIPMENT -- 5.6%
       Cisco Systems, Inc.* .................................        46,000   $    898,380
       Corning, Inc.* .......................................        12,900        312,051
       Motorola, Inc. .......................................        26,970        543,445
       QUALCOMM, Inc. .......................................        26,300      1,053,841
                                                                              ------------
                                                                                 2,807,717
                                                                              ------------
     COMPUTER HARDWARE -- 2.9%
       Apple Computer, Inc.* ................................        10,700        611,184
       Dell, Inc.* ..........................................        20,000        488,200
       International Business Machines Corp. ................         2,400        184,368
       NCR Corp.* ...........................................         5,500        201,520
                                                                              ------------
                                                                                 1,485,272
                                                                              ------------
     COMPUTER STORAGE & PERIPHERALS -- 0.3%
       QLogic Corp.* ........................................         7,500        129,300
                                                                              ------------
     ELECTRONIC EQUIPMENT MANUFACTURERS -- 1.6%
       Agilent Technologies, Inc.* ..........................        16,000        504,960
       Tektronix, Inc. ......................................         5,800        170,636
       Vishay Intertechnology, Inc.* ........................         8,200        128,986
                                                                              ------------
                                                                                   804,582
                                                                              ------------
     HOME ENTERTAINMENT SOFTWARE -- 0.3%
       Activision, Inc. .....................................        15,154        172,453
                                                                              ------------
     INTERNET SOFTWARE & SERVICES -- 1.8%
       Google, Inc.- Class A* ...............................         1,600        670,928
       Yahoo!, Inc.* ........................................         7,600        250,800
                                                                              ------------
                                                                                   921,728
                                                                              ------------
     SEMICONDUCTOR EQUIPMENT -- 2.9%
       Applied Materials, Inc. ..............................        41,300        672,364
       Broadcom Corp. Class A* ..............................        10,500        315,525
       KLA-Tencor Corp. .....................................         4,200        174,594
       Lam Research Corp.* ..................................         6,200        289,044
                                                                              ------------
                                                                                 1,451,527
                                                                              ------------
     SEMICONDUCTORS -- 4.1%
       Intel Corp. ..........................................        40,935        775,718
       Microchip Technology, Inc. ...........................         6,800        228,140
       National Semiconductor Corp. .........................        30,890        736,727
       Texas Instruments, Inc. ..............................        10,700        324,103
                                                                              ------------
                                                                                 2,064,688
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     SYSTEMS SOFTWARE -- 4.1%
       CA, Inc. .............................................         5,900   $    121,245
       Microsoft Corp. ......................................        82,900      1,931,570
                                                                              ------------
                                                                                 2,052,815
                                                                              ------------
     TOTAL INFORMATION TECHNOLOGY ...........................                   12,093,494
                                                                              ------------
   MATERIALS -- 3.1%
     CONSTRUCTION MATERIALS -- 1.5%
       Florida Rock Industries, Inc. ........................         4,200        208,614
       Martin Marietta Materials Corp. ......................         2,300        209,645
       Vulcan Materials Co. .................................         4,000        312,000
                                                                              ------------
                                                                                   730,259
                                                                              ------------
     DIVERSIFIED METALS & MINING -- 1.6%
       Freeport-McMoRan Copper &
       Gold, Inc. - Class B .................................         6,000        332,460
       Phelps Dodge Corp. ...................................         6,000        492,960
                                                                              ------------
                                                                                   825,420
                                                                              ------------
     TOTAL MATERIALS ........................................                    1,555,679
                                                                              ------------
   UTILITIES -- 1.1%
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.1%
       AES Corp.* ...........................................        22,300        411,435
       TXU Corp. ............................................         2,100        125,559
                                                                              ------------
                                                                                   536,994
                                                                              ------------
     TOTAL UTILITIES ........................................                      536,994
                                                                              ------------
     TOTAL COMMON STOCK
       (COST $51,263,284) ...................................                   49,834,962
                                                                              ------------

                                                                                  VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
SHORT-TERM INVESTMENTS -- 1.2%
       BlackRock Liquidity Funds
         TempCash Portfolio -
         Institutional Series ...............................       301,999   $    301,999
       BlackRock Liquidity Funds
         TempFund Portfolio -
         Institutional Series ...............................       301,999        301,999
                                                                              ------------
     TOTAL SHORT -TERM INVESTMENTS
         (COST $603,998) ....................................                      603,998
                                                                              ------------
     TOTAL INVESTMENTS -- 100.0%
         (COST $51,867,282) (1) .............................                 $ 50,438,960
                                                                              ============

----------
*     Non-income producing security.

(1) The cost for Federal income tax purposes is $52,019,383. At June 30, 2006, net unrealized depreciation was $1,580,423. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,929,534, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $3,509,957.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP VALUE FUND
-------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
COMMON STOCK -- 98.2%
   CONSUMER DISCRETIONARY -- 5.3%
     BROADCASTING & CABLE TV -- 0.4%
       Comcast Corp. - Class A* .............................         4,800   $    157,152
                                                                              ------------
     DEPARTMENT STORES -- 0.8%
       Sears Holdings Corp.* ................................         2,100        325,164
                                                                              ------------
     HOME IMPROVEMENT RETAIL -- 1.2%
       The Home Depot, Inc. .................................        15,000        536,850
                                                                              ------------
     HOUSEHOLD APPLIANCES -- 0.5%
       Snap-On, Inc. ........................................         5,800        234,436
                                                                              ------------
     MOVIES & ENTERTAINMENT -- 0.5%
       The Walt Disney Co.(1) ...............................         6,633        198,990
                                                                              ------------
     PUBLISHING -- 0.8%
       Gannett Co., Inc. ....................................         1,800        100,674
       Interactive Data Corp.* ..............................         7,000        140,630
       The McClatchy Co. ....................................         2,300         92,276
                                                                              ------------
                                                                                   333,580
                                                                              ------------
     SPECIALTY STORES -- 1.1%
       Claire's Stores, Inc. ................................        18,800        479,588
                                                                              ------------
     TOTAL CONSUMER DISCRETIONARY ...........................                    2,265,760
                                                                              ------------
   CONSUMER STAPLES -- 5.5%
     AGRICULTURAL PRODUCTS -- 0.6%
       Archer Daniels Midland Co. ...........................         6,900        284,832
                                                                              ------------
     BREWERS -- 0.3%
       Anheuser-Busch Cos., Inc. ............................         2,800        127,652
                                                                              ------------
     FOOD RETAIL -- 0.3%
       Kroger Co. ...........................................         2,200         48,092
       Safeway, Inc. ........................................         1,900         49,400
       SUPERVALU, Inc. ......................................         1,100         33,770
                                                                              ------------
                                                                                   131,262
                                                                              ------------
     HOUSEHOLD PRODUCTS -- 1.5%
       Colgate-Palmolive Co. ................................         4,478        268,232
       Kimberly-Clark Corp.(1) ..............................         5,800        357,860
                                                                              ------------
                                                                                   626,092
                                                                              ------------
     PACKAGED FOODS & MEATS -- 0.6%
       General Mills, Inc. ..................................           900         46,494
       Kellogg Co. ..........................................           900         43,587

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     PACKAGED FOODS & MEATS -- (CONTINUED)
       Kraft Foods, Inc.(1) .................................         1,400   $     43,260
       The J.M. Smucker Co. .................................         2,500        111,750
                                                                              ------------
                                                                                   245,091
                                                                              ------------
     TOBACCO -- 2.2%
       Altria Group, Inc. ...................................         9,800        719,614
       Loews Corp. - Carolina Group.(1) .....................         3,300        169,521
       Reynolds American, Inc. (1) ..........................           400         46,120
                                                                              ------------
                                                                                   935,255
                                                                              ------------
     TOTAL CONSUMER STAPLES .................................                    2,350,184
                                                                              ------------
   ENERGY -- 15.0%
     INTEGRATED OIL & GAS -- 12.2%
       ChevronTexaco Corp. (1) ..............................        12,224        758,621
       ConocoPhillips .......................................        18,554      1,215,844
       Exxon Mobil Corp.(1) .................................        43,403      2,662,774
       Marathon Oil Corp. ...................................         2,900        241,570
       Occidental Petroleum Corp. ...........................         2,800        287,140
                                                                              ------------
                                                                                 5,165,949
                                                                              ------------
     OIL & GAS EXPLORATION & PRODUCTION -- 0.7%
       Devon Energy Corp. ...................................         4,700        283,927
                                                                              ------------
     OIL & GAS REFINING & MARKETING -- 2.1%
       Valero Energy Corp. ..................................         6,700        445,684
       Western Gas Resources, Inc. ..........................         7,700        460,845
                                                                              ------------
                                                                                   906,529
                                                                              ------------
     TOTAL ENERGY ...........................................                    6,356,405
                                                                              ------------
   FINANCIALS -- 34.1%
     CONSUMER FINANCE -- 2.5%
       AmeriCredit Corp.* ...................................        14,600        407,632
       Capital One Financial Corp.(1) .......................         7,800        666,510
                                                                              ------------

                                                                                 1,074,142
                                                                              ------------
     DIVERSIFIED BANKS -- 5.8%
       Bank of America Corp.(1) .............................        21,200      1,019,720
       CapitalSource, Inc. ..................................        20,000        469,200
       U.S. Bancorp .........................................        30,800        951,104
                                                                              ------------
                                                                                 2,440,024
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP VALUE FUND
-------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     DIVERSIFIED CAPITAL MARKETS -- 7.9%
       Citigroup, Inc. ......................................        45,354   $  2,187,877
       J.P. Morgan Chase & Co.(1) ...........................        27,279      1,145,718
                                                                              ------------
                                                                                 3,333,595
                                                                              ------------
     INSURANCE BROKERS -- 0.9%
       AON Corp.(1) .........................................        11,000        383,020
                                                                              ------------
     INVESTMENT BANKING & BROKERAGE -- 0.2%
       Lehman Brothers Holdings, Inc. .......................         1,500         97,725
                                                                              ------------
     LIFE & HEALTH INSURANCE -- 3.7%
       Lincoln National Corp. ...............................        12,570        709,451
       Prudential Financial, Inc. ...........................        11,000        854,700
                                                                              ------------
                                                                                 1,564,151
                                                                              ------------
     MULTI-LINE INSURANCE -- 2.9%
       American International Group, Inc.(1) ................         2,600        153,530
       Assurant, Inc.(1) ....................................        13,100        634,040
       Hartford Financial Services  Group, Inc. .............         1,200        101,520
       Loews Corp. ..........................................         9,600        340,320
                                                                              ------------
                                                                                 1,229,410
                                                                              ------------
     MULTI-SECTOR HOLDINGS -- 0.9%
       Leucadia National Corp. ..............................        13,200        385,308
                                                                              ------------
     PROPERTY & CASUALTY INSURANCE -- 3.0%
       Chubb Corp. ..........................................         3,400        169,660
       CNA Financial Corp.* .................................         3,800        125,248
       Fidelity National Financial, Inc. ....................        14,700        572,565
       Fidelity National Title Group, Inc.(1) ...............         8,947        175,987
       First American Corp. .................................         5,600        236,712
                                                                              ------------
                                                                                 1,280,172
                                                                              ------------
     REAL ESTATE INVESTMENT TRUSTS -- 2.4%
       Archstone-Smith Trust ................................         3,000        152,610
       Avalon Bay Communities, Inc. .........................         5,900        652,658
       Host Hotels & Resorts, Inc.(1) .......................         9,800        214,326
                                                                              ------------
                                                                                 1,019,594
                                                                              ------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     THRIFTS & MORTGAGE FINANCE -- 3.9%
         Fannie Mae .........................................         4,800   $    230,880
         IndyMac Bancorp, Inc.(1) ...........................        11,900        545,615
         Washington Mutual, Inc. ............................        19,589        892,867
                                                                              ------------
                                                                                 1,669,362
                                                                              ------------
       TOTAL FINANCIALS .....................................                   14,476,503
                                                                              ------------
     HEALTH CARE -- 9.3%
       BIOTECHNOLOGY -- 1.5%
         Applera Corp. - Applied Biosystems Group(1) ........        19,900        643,765
                                                                              ------------
       HEALTH CARE -- EQUIPMENT -- 1.4%
         PerkinElmer, Inc. ..................................        28,800        601,920
                                                                              ------------
       HEALTH CARE DISTRIBUTORS -- 0.2%
         Cardinal Health, Inc. ..............................         1,100         70,763
                                                                              ------------
       MANAGED HEALTH CARE -- 2.9%
         CIGNA Corp. ........................................           500         49,255
         Health Net, Inc.* ..................................         5,600        252,952
         Sierra Health Services, Inc.* ......................         5,200        234,156
         WellPoint, Inc* ....................................         9,339        679,599
                                                                              ------------
                                                                                 1,215,962
                                                                              ------------
       PHARMACEUTICALS -- 3.3%
         Abbott Laboratories ................................         5,062        220,754
         Bristol-Myers Squibb Co. ...........................         1,800         46,548
         Eli Lilly & Co. ....................................         1,900        105,013
         Merck & Co., Inc. ..................................         3,800        138,434
         Pfizer, Inc. .......................................        28,800        675,936
         Wyeth ..............................................         5,000        222,050
                                                                              ------------
                                                                                 1,408,735
                                                                              ------------
       TOTAL HEALTH CARE ....................................                    3,941,145
                                                                              ------------
     INDUSTRIALS -- 8.8%
       AEROSPACE & DEFENSE -- 1.6%
         Precision Castparts Corp. ..........................         5,500        328,680
         Raytheon Co. .......................................         7,594        338,465
                                                                              ------------
                                                                                   667,145
                                                                              ------------
       DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.2%
         Cendant Corp. ......................................         6,300        102,627
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP VALUE FUND
-------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     ELECTRICAL COMPONENTS & EQUIPMENT -- 1.6%
       Emerson Electric Co. .................................         8,100   $    678,861
                                                                              ------------
     INDUSTRIAL MACHINERY -- 1.5%
       SPX Corp. ............................................        11,200        626,640
                                                                              ------------
     RAILROADS -- 2.7%
       CSX Corp. ............................................         6,301        443,842
       Norfolk Southern Corp. ...............................        13,600        723,792
                                                                              ------------
                                                                                 1,167,634
                                                                              ------------
     TRUCKING -- 1.2%
       Laidlaw International, Inc. ..........................        19,700        496,440
                                                                              ------------
     TOTAL INDUSTRIALS ......................................                    3,739,347
                                                                              ------------
   INFORMATION TECHNOLOGY -- 6.3%
     COMMUNICATIONS EQUIPMENT -- 2.7%
       ADC Telecommunications, Inc.* ........................         6,100        102,846
       Andrew Corp.* ........................................        18,700        165,682
       Juniper Networks, Inc.* ..............................        19,300        308,607
       Motorola, Inc. .......................................        11,400        229,710
       Tellabs, Inc.* .......................................        24,400        324,764
                                                                              ------------
                                                                                 1,131,609
                                                                              ------------
     COMPUTER HARDWARE -- 2.9%
       Hewlett-Packard Co.(1) ...............................        19,600        620,928
       International Business Machines Corp.(1) .............         7,753        595,586
                                                                              ------------
                                                                                 1,216,514
                                                                              ------------
     ELECTRONIC EQUIPMENT MANUFACTURERS -- 0.5%
       Agilent Technologies, Inc.* ..........................         6,600        208,296
                                                                              ------------
     SYSTEMS SOFTWARE -- 0.2%
       Symantec Corp.* ......................................         6,600        102,564
                                                                              ------------
     TOTAL INFORMATION TECHNOLOGY ...........................                    2,658,983
                                                                              ------------
   MATERIALS -- 2.9%
     ALUMINUM -- 0.6%
       Alcoa, Inc. ..........................................         7,800        252,408
                                                                              ------------
     CONSTRUCTION MATERIALS -- 0.6%
       Martin Marietta Materials Corp.(1) ...................         1,900        173,185
       Vulcan Materials Co. .................................           800         62,400
                                                                              ------------
                                                                                   235,585
                                                                              ------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     DIVERSIFIED CHEMICALS -- 0.8%
       Ashland, Inc. ........................................         5,000   $    333,500
                                                                              ------------
     FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.6%
       Monsanto Co. .........................................         3,300        277,827
                                                                              ------------
     INDUSTRIAL GASES -- 0.3%
       Airgas, Inc. .........................................         3,200        119,200
                                                                              ------------
     TOTAL MATERIALS ........................................                    1,218,520
                                                                              ------------
   TELECOMMUNICATION SERVICES -- 4.7%
     INTEGRATED TELECOMMUNICATION SERVICES -- 4.3%
       BellSouth Corp.(1) ...................................         3,300        119,460
       Citizens Communications Co. ..........................        32,500        424,125
       Verizon Communications, Inc. .........................        38,300      1,282,667
                                                                              ------------
                                                                                 1,826,252
                                                                              ------------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
       Crown Castle International Corp.* ....................         4,300        148,522
                                                                              ------------
     TOTAL TELECOMMUNICATION SERVICES .......................                    1,974,774
                                                                              ------------
   UTILITIES -- 6.3%
     ELECTRIC UTILITIES -- 3.9%
       Allegheny Energy, Inc.* ..............................        14,100        522,687
       PPL Corp.(1) .........................................        16,500        532,950
       The Southern Co. .....................................        18,000        576,900
                                                                              ------------
                                                                                 1,632,537
                                                                              ------------
     GAS UTILITIES -- 0.8%
       Questar Corp. ........................................         1,600        128,784
       Southern Union Co.*(1) ...............................         7,240        195,914
                                                                              ------------
                                                                                   324,698
                                                                              ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.5%
       Duke Energy Corp.*(1) ................................         7,700        226,149
                                                                              ------------
     MULTI-UTILITIES -- 1.1%
       Ameren Corp. .........................................         2,000        101,000
       DTE Energy Co. .......................................         6,500        264,810
       WPS Resources Corp. ..................................         2,000         99,200
                                                                              ------------
                                                                                   465,010
                                                                              ------------
     TOTAL UTILITIES ........................................                    2,648,394
                                                                              ------------
     TOTAL COMMON STOCK
       (COST $35,714,036) ...................................                   41,630,015
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / LARGE-CAP VALUE FUND
-------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                  SHARES/
                                                                 PRINCIPAL        VALUE
                                                                  AMOUNT        (NOTE 2)
                                                                -----------   ------------
SHORT-TERM INVESTMENTS -- 1.8%
       BlackRock Liquidity Funds TempCash Portfolio -
         Institutional Series ...............................       387,174   $    387,174
       BlackRock Liquidity Funds TempFund Portfolio -
         Institutional Series ...............................       387,173        387,173
                                                                              ------------
     TOTAL SHORT-TERM INVESTMENTS
       (COST $774,347) ......................................                      774,347
                                                                              ------------
     TOTAL INVESTMENTS -- 100.0%
       (COST $36,488,383)(2) ................................                 $ 42,404,362(3)
                                                                              ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED SECURITIES
   FLOATING RATE COMMERCIAL PAPER
       Morgan Stanley, 5.37%, 07/03/06 ......................   $   822,893   $    822,893
                                                                              ------------
   FLOATING RATE NOTE
       Bear Stearns, 5.37%, 07/03/06 ........................       957,187        957,187
       Sedna Finance, 5.29%, 07/25/06 .......................       508,567        508,567
                                                                              ------------
     TOTAL FLOATING RATE NOTE ...............................                    1,465,754
                                                                              ------------

                                                                  SHARES/
                                                                 PRINCIPAL        VALUE
                                                                   AMOUNT       (NOTE 2)
                                                                -----------   ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR LOANED
     SECURITIES -- (CONTINUED)
   INSTITUTIONAL MONEY MARKET TRUST
       Institutional Money Market Trust,
         5.25%, 07/03/06 ....................................     5,637,833   $  5,637,833
                                                                              ------------
   MASTER NOTE
       Citigroup, 5.38%, 08/25/06 ...........................   $   784,208        784,208
                                                                              ------------
   TIME DEPOSIT
       KBC Bank, 5.28%, 07/03/06 ............................       273,048        273,048
                                                                              ------------
     TOTAL SHORT-TERM INVESTMENTS HELD AS COLLATERAL
       FOR LOANED SECURITIES
       (COST $8,983,736)(5) .................................                 $  8,983,736(4)
                                                                              ============

----------
*     Non-income producing security.

(1)   Security partially or fully on loan.

(2) The cost for Federal income tax purposes is $36,515,848. At June 30, 2006, net unrealized appreciation was $5,888,514. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $6,656,663, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $768,149.

(3) At June 30, 2006, the market value of securities on loan for the Large-Cap Value Fund was $8,673,087.

(4) The investments held as collateral on loaned securities represented 21.2% of the net assets of the Large-Cap Value Fund.

(5)   Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / MID-CAP CORE FUND
----------------------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
COMMON STOCK -- 98.0%
   CONSUMER DISCRETIONARY -- 15.0%
     APPAREL RETAIL -- 1.5%
       AnnTaylor Stores Corp.* ..............................           610       $ 26,462
       Bebe Stores, Inc. ....................................         1,310         20,200
       Chico's FAS, Inc.* ...................................           670         18,077
       Urban Outfitters, Inc.* ..............................         1,315         22,999
                                                                              ------------
                                                                                    87,738
                                                                              ------------
     APPAREL, ACCESSORIES & LUXURY GOODS -- 0.7%
       Columbia Sportswear Company* .........................           520         23,535
       Polo Ralph Lauren Corp. - Class A ....................           280         15,372
                                                                              ------------
                                                                                    38,907
                                                                              ------------
     AUTO PARTS & EQUIPMENT -- 2.1%
       BorgWarner, Inc. .....................................           520         33,852
       TRW Automotive Holdings Corp.* .......................         3,450         94,116
                                                                              ------------
                                                                                   127,968
                                                                              ------------
     AUTOMOTIVE RETAIL -- 0.2%
       Advance Auto Parts, Inc. .............................           400         11,560
                                                                              ------------
     BROADCASTING & CABLE TV -- 0.8%
       The E.W. Scripps Co. .................................           750         32,355
       Univision Communications, Inc. - Class A* ............           400         13,400
                                                                              ------------
                                                                                    45,755
                                                                              ------------
     CASINOS & GAMING -- 1.2%
       Harrah's Entertainment, Inc. .........................           350         24,913
       International Game Technology ........................           400         15,176
       Las Vegas Sands Corp.* ...............................           425         33,090
                                                                              ------------
                                                                                    73,179
                                                                              ------------
     DEPARTMENT STORES -- 1.8%
       Dillard's, Inc. - Class A ............................         1,900         60,515
       Nordstrom, Inc. ......................................           665         24,272
       Saks, Inc.* ..........................................         1,215         19,647
                                                                              ------------
                                                                                   104,434
                                                                              ------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     HOMEBUILDING -- 1.0%
       Pulte Corp. ..........................................           825   $     23,752
       Ryland Group, Inc. ...................................           875         38,124
                                                                              ------------
                                                                                    61,876
                                                                              ------------
     HOMEFURNISHING RETAIL -- 0.6%
       Bed Bath & Beyond, Inc.* .............................           450         14,927
       Tempur Pedic International,Inc.* .....................         1,710         23,102
                                                                              ------------
                                                                                    38,029
                                                                              ------------
     HOTELS, RESORTS & CRUISE LINES -- 1.1%
       Choice Hotels International, Inc. ....................           560         33,936
       Liberty Global, Inc. .................................           750         16,125
       Starwood Hotels & Resorts Worldwide, Inc. ............           300         18,102
                                                                              ------------
                                                                                    68,163
                                                                              ------------
     HOUSEHOLD APPLIANCES -- 0.4%
       The Stanley Works ....................................           440         20,777
                                                                              ------------
     HOUSEWARES & SPECIALTIES -- 0.5%
       Fortune Brands, Inc. .................................           425         30,179
                                                                              ------------
     LEISURE PRODUCTS -- 0.6%
       Brunswick Corp. ......................................         1,090         36,243
                                                                              ------------
     PUBLISHING -- 0.5%
       Tribune Co. ..........................................         1,000         32,430
                                                                              ------------
     RESTAURANTS -- 0.8%
       Brinker International, Inc. ..........................           660         23,958
       Panera Bread Co. - Class A* ..........................           335         22,525
                                                                              ------------
                                                                                    46,483
                                                                              ------------
     SPECIALIZED CONSUMER SERVICES -- 0.3%
       H&R Block, Inc. ......................................           650         15,509
                                                                              ------------
     SPECIALTY STORES -- 0.9%
       Claire's Stores, Inc. ................................           945         24,107
       Office Depot, Inc.* ..................................           785         29,830
                                                                              ------------
                                                                                    53,937
                                                                              ------------
     TOTAL CONSUMER DISCRETIONARY ...........................                      893,167
                                                                              ------------
   CONSUMER STAPLES -- 4.8%
     AGRICULTURAL PRODUCTS -- 0.7%
       Archer Daniels Midland Co. ...........................         1,025         42,312
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / MID-CAP CORE FUND
----------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     FOOD RETAIL -- 1.0%
       Kroger Co. ...........................................         1,165   $     25,467
       Safeway, Inc. ........................................         1,270         33,020
                                                                              ------------
                                                                                    58,487
                                                                              ------------
     HOUSEHOLD PRODUCTS -- 0.9%
       Energizer Holdings, Inc.* ............................           430         25,185
       The Clorox Co. .......................................           500         30,485
                                                                              ------------
                                                                                    55,670
                                                                              ------------
     HYPERMARKETS & SUPER CENTERS -- 0.4%
       BJ's Wholesale Club, Inc.* ...........................           840         23,814
                                                                              ------------
     PACKAGED FOODS & MEATS -- 0.7%
       ConAgra Foods, Inc. ..................................           850         18,793
       Dean Foods Co.* ......................................           645         23,988
                                                                              ------------
                                                                                    42,781
                                                                              ------------
     SOFT DRINKS -- 0.9%
       Coca-Cola Enterprises, Inc. ..........................           800         16,296
       Pepsi Bottling Group, Inc. ...........................           640         20,576
       PepsiAmericas, Inc. ..................................           700         15,477
                                                                              ------------
                                                                                    52,349
                                                                              ------------
     TOBACCO -- 0.2%
       UST, Inc. ............................................           300         13,557
                                                                              ------------
     TOTAL CONSUMER STAPLES .................................                      288,970
                                                                              ------------
   ENERGY -- 9.4%
     COAL & CONSUMABLE FUELS -- 2.1%
       Arch Coal, Inc. ......................................           390         16,524
       Consol Energy, Inc. ..................................         1,210         56,531
       Peabody Energy Corp. .................................           920         51,290
                                                                              ------------
                                                                                   124,345
                                                                              ------------
     OIL & GAS DRILLING WELLS -- 0.3%
       Rowan Cos., Inc. .....................................           410         14,592
                                                                              ------------
     OIL & GAS EQUIPMENT & SERVICES -- 3.1%
       BJ Services Co. ......................................         2,680         99,857
       FMC Technologies, Inc.* ..............................           395         26,647
       Grant Prideco, Inc.* .................................           715         31,996
       National Oilwell, Inc.* ..............................           425         26,911
                                                                              ------------
                                                                                   185,411
                                                                              ------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     OIL & GAS EXPLORATION & PRODUCTION -- 2.9%
       Chesapeake Energy Corp. ..............................           845   $     25,561
       EOG Resources, Inc. ..................................           160         11,094
       Forest Oil Corp.* ....................................           540         17,906
       Mariner Energy, Inc.* ................................         1,402         25,755
       Newfield Exploration Co.* ............................           330         16,150
       Noble Energy, Inc. ...................................           560         26,242
       Pioneer Natural Resources Co. ........................           590         27,382
       XTO Energy, Inc. .....................................           525         23,242
                                                                              ------------
                                                                                   173,332
                                                                              ------------
     OIL & GAS REFINING & MARKETING -- 0.8%
       Tesoro Corp. .........................................           255         18,962
       Western Gas Resources, Inc. ..........................           515         30,823
                                                                              ------------
                                                                                    49,785
                                                                              ------------
     OIL & GAS STORAGE & TRANSPORTATION -- 0.2%
       Kinder Morgan, Inc. ..................................           115         11,487
                                                                              ------------
     TOTAL ENERGY ...........................................                      558,952
                                                                              ------------
   FINANCIALS -- 22.7%
     ASSET MANAGEMENT & CUSTODY BANKS -- 2.2%
       Affiliated Managers Group, Inc.* .....................           210         18,247
       Allied Capital Corp. .................................           635         18,269
       American Capital Strategies, Ltd. ....................         1,010         33,815
       Legg Mason, Inc. .....................................           400         39,808
       SEI Investments Co. ..................................           430         21,018
                                                                              ------------
                                                                                   131,157
                                                                              ------------
     CONSUMER FINANCE -- 1.6%
       AmeriCredit Corp.* ...................................         2,685         74,965
       Nelnet, Inc.* ........................................           470         19,059
                                                                              ------------
                                                                                    94,024
                                                                              ------------
     DIVERSIFIED BANKS -- 0.4%
       CapitalSource, Inc. ..................................           975         22,873
                                                                              ------------
     INSURANCE BROKERS -- 0.4%
       Brown & Brown, Inc. ..................................           825         24,106
                                                                              ------------
     INVESTMENT BANKING & BROKERAGE -- 0.3%
       E*TRADE Group, Inc.* .................................           790         18,028
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / MID-CAP CORE FUND
----------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     LIFE & HEALTH INSURANCE -- 2.1%
       Conseco, Inc.* .......................................         2,510   $     57,981
       Nationwide Financial Services, Inc. ..................           400         17,632
       UnumProvident Corp. ..................................         2,645         47,954
                                                                              ------------
                                                                                   123,567
                                                                              ------------
     MULTI-LINE INSURANCE -- 2.5%
       American Financial Group, Inc. .......................           450         19,305
       Assurant, Inc. .......................................         1,360         65,824
       Unitrin, Inc. ........................................         1,530         66,693
                                                                              ------------
                                                                                   151,822
                                                                              ------------
     PROPERTY & CASUALTY INSURANCE -- 1.2%
       Ambac Financial Group, Inc. ..........................           150         12,165
       CNA Financial Corp.* .................................           760         25,050
       Erie Indemnity Co. ...................................           300         15,600
       Philadelphia Consolidated Holding Corp.* .............           695         21,100
                                                                              ------------
                                                                                    73,915
                                                                              ------------
     REAL ESTATE INVESTMENT TRUSTS -- 4.6%
       Cresent Real Estate Equities Co. .....................         1,930         35,821
       Developers Diversified Realty  Corp. .................           335         17,480
       Equity Office Properties Trust .......................         1,400         51,114
       General Growth Properties, Inc. ......................           350         15,771
       Global Signal, Inc. ..................................           495         22,928
       Host Hotels & Resorts, Inc. ..........................         3,440         75,233
       Vornado Realty Trust .................................           345         33,655
       Weingarten Realty Inc. ...............................           550         21,054
                                                                              ------------
                                                                                   273,056
                                                                              ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.4%
       CB Richard Ellis Group, Inc.* ........................         3,435         85,531
                                                                              ------------
     REGIONAL BANKS -- 1.6%
       AmSouth Bancorp ......................................           300          7,935
       Bok Financial Corp ...................................           515         25,580
       Compass Bancshares, Inc. .............................           495         27,522
       M&T Bank Corp. .......................................           125         14,740
       Valley National Bancorp ..............................           661         16,994
                                                                              ------------
                                                                                    92,771
                                                                              ------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     REINSURANCE -- 0.2%
       Reinsurance Group of America, Inc. ...................           300   $     14,745
                                                                              ------------
     SPECIALIZED FINANCE -- 1.2%
       CIT Group, Inc. ......................................           620         32,420
       The Chicago Mercantile Exchange ......................            80         39,292
                                                                              ------------
                                                                                    71,712
                                                                              ------------
     THRIFTS & MORTGAGE FINANCE -- 3.0%
       IndyMac Bancorp, Inc. ................................           540         24,759
       MGIC Investment Corp. ................................           805         52,325
       Radian Group, Inc. ...................................           385         23,785
       Sovereign Bancorp, Inc. ..............................         1,601         32,522
       The PMI Group, Inc. ..................................         1,035         46,140
                                                                              ------------
                                                                                   179,531
                                                                              ------------
     TOTAL FINANCIALS .......................................                    1,356,838
                                                                              ------------
   HEALTH CARE -- 10.7%
     BIOTECHNOLOGY -- 2.6%
       Applera Corp. - Applied Biosystems Group .............         3,335        107,887
       Celgene Corp.* .......................................           350         16,601
       MedImmune, Inc.* .....................................         1,200         32,520
                                                                              ------------
                                                                                   157,008
                                                                              ------------
     HEALTH CARE - EQUIPMENT -- 2.0%
       Cytyc Corp.* .........................................           595         15,089
       PerkinElmer, Inc. ....................................         4,090         85,481
       Thermo Electron Corp.*. ..............................           515         18,664
                                                                              ------------
                                                                                   119,234
                                                                              ------------
     HEALTH CARE DISTRIBUTORS -- 0.5%
       AmerisourceBergen Corp. ..............................           350         14,672
       McKesson Corp. .......................................           390         18,439
                                                                              ------------
                                                                                    33,111
                                                                              ------------
     HEALTH CARE SERVICES -- 1.7%
       Covance, Inc.* .......................................           510         31,222
       Express Scripts, Inc. - Class A* .....................           290         20,805
       IMS Health, Inc. .....................................           500         13,425
       Lincare Holdings, Inc.* ..............................           400         15,136
       Pharmaceutical Product Development, Inc. .............           570         20,018
                                                                              ------------
                                                                                   100,606
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / MID-CAP CORE FUND
----------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     MANAGED HEALTH CARE -- 2.6%
       CIGNA Corp. ..........................................           460   $     45,315
       Coventry Health Care, Inc.* ..........................           425         23,349
       Health Net, Inc.* ....................................           535         24,166
       Humana, Inc.* ........................................           630         33,831
       Sierra Health Services, Inc.* ........................           575         25,892
                                                                              ------------
                                                                                   152,553
                                                                              ------------
     PHARMACEUTICALS -- 1.3%
       Barr Pharmaceuticals, Inc.* ..........................           570         27,184
       Forest Laboratories, Inc.* ...........................           400         15,476
       KOS Pharmaceuticals, Inc.* ...........................           410         15,424
       Sepracor, Inc.* ......................................           350         19,999
                                                                              ------------
                                                                                    78,083
                                                                              ------------
     TOTAL HEALTH CARE ......................................                      640,595
                                                                              ------------
     INDUSTRIALS -- 11.6%
       AEROSPACE & DEFENSE -- 1.5%
       L-3 Communications Holdings, Inc. ....................           200         15,084
       Precision Castparts Corp. ............................         1,200         71,712
                                                                              ------------
                                                                                    86,796
                                                                              ------------
     AIR FREIGHT & LOGISTICS -- 0.4%
       Expeditors International .............................           430         24,084
                                                                              ------------
     AIRLINES -- 0.3%
       Southwest Airlines Co. ...............................         1,150         18,825
                                                                              ------------
     CONSTRUCTION & ENGINEERING -- 0.4%
       Jacobs Engineering Group, Inc.* ......................           270         21,503
                                                                              ------------
     DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 1.2%
       The Brink's Co. ......................................         1,225         69,102
       West Corp.* ..........................................            40          1,917
                                                                              ------------
                                                                                    71,019
                                                                              ------------
     ELECTRICAL COMPONENTS & EQUIPMENT -- 0.4%
       American Power Conversion Corp. ......................         1,230         23,973
                                                                              ------------
     HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.3%
       Robert Half International, Inc. ......................           430         18,060
                                                                              ------------
     INDUSTRIAL CONGLOMERATES -- 0.2%
       Textron, Inc. ........................................           150         13,827
                                                                              ------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     INDUSTRIAL MACHINERY -- 1.4%
       SPX Corp. ............................................         1,500   $     83,925
                                                                              ------------
     OFFICE SERVICES & SUPPLIES -- 2.3%
       Pitney Bowes, Inc. ...................................         3,300        136,290
                                                                              ------------
     TRADING COMPANIES & DISTRIBUTORS -- 1.4%
       MSC Industrial Direct Co., Inc. - Class A ............         1,790         85,150
                                                                              ------------
     TRUCKING -- 1.8%
       Laidlaw International, Inc. ..........................         2,255         56,826
       Landstar System, Inc. ................................           385         18,184
       Swift Transportation Co., Inc.* ......................         1,075         34,142
                                                                              ------------
                                                                                   109,152
                                                                              ------------
     TOTAL INDUSTRIALS ......................................                      692,604
                                                                              ------------
   INFORMATION TECHNOLOGY -- 9.5%
     APPLICATION SOFTWARE -- 1.6%
       Compuware Corp.* .....................................         6,260         41,942
       Intuit, Inc.* ........................................           890         53,747
                                                                              ------------
                                                                                    95,689
                                                                              ------------
     COMMUNICATIONS EQUIPMENT -- 0.3%
       Avaya, Inc.* .........................................         1,455         16,616
                                                                              ------------
     COMPUTER HARDWARE -- 0.5%
       NCR Corp.* ...........................................           765         28,030
                                                                              ------------
     COMPUTER STORAGE & PERIPHERALS -- 0.2%
       QLogic Corp.* ........................................           600         10,344
                                                                              ------------
     DATA PROCESSING & OUTSOURCED SERVICES -- 0.8%
       Global Payments, Inc. ................................           375         18,206
       Iron Mountain, Inc.* .................................           740         27,661
                                                                              ------------
                                                                                    45,867
                                                                              ------------
     ELECTRONIC EQUIPMENT MANUFACTURERS -- 0.5%
       Agilent Technologies, Inc.* ..........................           985         31,086
                                                                              ------------
     ELECTRONIC MANUFACTURING SERVICES -- 0.3%
       Trimble Navigation, Ltd.* ............................           465         20,758
                                                                              ------------
     HOME ENTERTAINMENT SOFTWARE -- 0.2%
       Activision, Inc.* ....................................         1,205         13,713
                                                                              ------------
     INTERNET SOFTWARE & SERVICES -- 0.4%
       Total System Services, Inc. ..........................         1,195         23,004
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / MID-CAP CORE FUND
----------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     IT CONSULTING & OTHER SERVICES -- 0.5%
       Cognizant Technology Solutions Corp.* ................           265   $     17,853
       SRA International, Inc. - Class A* ...................           540         14,380
                                                                              ------------
                                                                                    32,233
                                                                              ------------
     SEMICONDUCTOR EQUIPMENT -- 0.7%
       Broadcom Corp. Class A* ..............................           620         18,631
       KLA-Tencor Corp. .....................................           510         21,201
                                                                              ------------
                                                                                    39,832
                                                                              ------------
     SEMICONDUCTORS -- 3.1%
       Advanced Micro Devices, Inc.* ........................           855         20,879
       Freescale Semiconductor, Inc.* .......................         1,395         41,013
       Intersil Holding Corp. - Class A .....................           550         12,788
       Maxim Integrated Products, Inc. ......................           650         20,872
       Microchip Technology, Inc. ...........................           830         27,846
       Micron Technology, Inc.* .............................         1,385         20,858
       National Semiconductor Corp. .........................         1,825         43,526
                                                                              ------------
                                                                                   187,782
                                                                              ------------
     SYSTEMS SOFTWARE -- 0.4%
       McAfee, Inc.* ........................................           895         21,722
                                                                              ------------
     TOTAL INFORMATION TECHNOLOGY ...........................                      566,676
                                                                              ------------
   MATERIALS -- 4.3%
     CONSTRUCTION MATERIALS -- 1.3%
       Florida Rock Industries, Inc. ........................           520         25,829
       Vulcan Materials Co. .................................           700         54,600
                                                                              ------------
                                                                                    80,429
                                                                              ------------
     DIVERSIFIED CHEMICALS -- 0.9%
       Ashland, Inc. ........................................           495         33,016
       FMC Corp. ............................................           315         20,283
                                                                              ------------
                                                                                    53,299
                                                                              ------------
     DIVERSIFIED METALS & MINING -- 0.8%
       Freeport-McMoRan Copper & Gold, Inc. - Class B .......           890         49,315
                                                                              ------------
     STEEL -- 1.3%
       Allegheny Technologies, Inc. .........................           735         50,891
       Nucor Corp. ..........................................           440         23,870
                                                                              ------------
                                                                                    74,761
                                                                              ------------
     TOTAL MATERIALS ........................................                      257,804
                                                                              ------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
   TELECOMMUNICATION SERVICES -- 2.4%
     INTEGRATED TELECOMMUNICATION SERVICES -- 1.6%
       Citizens Communications Co. ..........................         4,400   $     57,420
       NTL, Inc. ............................................         1,437         35,781
                                                                              ------------
                                                                                    93,201
                                                                              ------------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
       American Tower Corp. Class A* ........................           835         25,986
       Crown Castle International Corp.* ....................           730         25,214
                                                                              ------------
                                                                                    51,200
                                                                              ------------
     TOTAL TELECOMMUNICATION SERVICES .......................                      144,401
                                                                              ------------
   UTILITIES -- 7.6%
     ELECTRIC UTILITIES -- 3.7%
       Allegheny Energy, Inc.* ..............................           780         28,914
       DPL, Inc. ............................................           865         23,182
       Edison International Co. .............................           695         27,105
       Progress Energy, Inc. ................................         2,200         94,314
       Reliant Energy, Inc.* ................................         3,905         46,782
                                                                              ------------
                                                                                   220,297
                                                                              ------------
     GAS UTILITIES -- 1.5%
       AGL Resources, Inc. ..................................           550         20,966
       ONEOK, Inc. ..........................................           540         18,381
       Questar Corp. ........................................           325         26,159
       Southern Union Co. ...................................           795         21,513
                                                                              ------------
                                                                                    87,019
                                                                              ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.2%
       AES Corp.* ...........................................         3,875         71,494
                                                                              ------------
     MULTI-UTILITIES -- 1.2%
       CMS Energy Corp.* ....................................         4,285         55,448
       PG&E Corp. ...........................................           435         17,087
                                                                              ------------
                                                                                    72,535
                                                                              ------------
     TOTAL UTILITIES ........................................                      451,345
                                                                              ------------
     TOTAL COMMON STOCK
       (COST $5,742,087) ....................................                    5,851,352
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / MID-CAP CORE FUND
----------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
SHORT-TERM INVESTMENTS -- 2.0%
     BlackRock Liquidity Funds TempCash
       Portfolio -Institutional Series ......................        58,637   $     58,637
                                                                              ------------
     BlackRock Liquidity Funds TempFund
       Portfolio -Institutional Series ......................        58,636         58,636
                                                                              ------------
     TOTAL SHORT -TERM INVESTMENTS
       (COST $117,273) ......................................                      117,273
                                                                              ------------
     TOTAL INVESTMENTS -- 100.0%
       (COST $5,859,360)(1) .................................                 $  5,968,625
                                                                              ============

----------
*     Non-income producing security.

(1) The cost for Federal income tax purposes is $5,872,781. At June 30, 2006, net unrealized appreciation was $95,844. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $356,727, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $260,883.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
COMMON STOCK -- 98.1%
   CONSUMER DISCRETIONARY -- 14.9%
     ADVERTISING -- 0.2%
       aQuantive, Inc.* .....................................         3,000   $     75,990
       Valassis Communications, Inc.* .......................         1,600         37,744
                                                                              ------------
                                                                                   113,734
                                                                              ------------
     APPAREL RETAIL -- 1.6%
       Dress Barn, Inc. .....................................         3,200         81,120
       Pacific Sunwear of California, Inc.* .................        12,430        222,870
       Payless ShoeSource, Inc.* ............................         1,700         46,189
       Too, Inc.* ...........................................        11,568        444,096
                                                                              ------------
                                                                                   794,275
                                                                              ------------
     APPAREL, ACCESSORIES & LUXURY GOODS -- 1.9%
       Charles & Colvard Ltd. ...............................        14,700        154,791
       Hartmarx Corp.* ......................................         6,600         39,600
       Oxford Industries, Inc. ..............................         6,400        252,224
       Quiksilver, Inc.* ....................................        37,385        455,349
                                                                              ------------
                                                                                   901,964
                                                                              ------------
     AUTO PARTS & EQUIPMENT -- 0.9%
       Tenneco, Inc.* .......................................        17,407        452,582
                                                                              ------------
     AUTOMOTIVE RETAIL -- 1.1%
       Group 1 Automotive, Inc. .............................           700         39,438
       The Pantry, Inc.* ....................................         1,200         69,048
       United Auto Group, Inc. ..............................        19,734        421,321
                                                                              ------------
                                                                                   529,807
                                                                              ------------
     BROADCASTING & CABLE TV -- 0.1%
       Fisher Communications, Inc.* .........................         1,000         42,130
                                                                              ------------
     CATALOG RETAIL -- 0.9%
       Insight Enterprises, Inc.* ...........................        22,480        428,244
                                                                              ------------
     DISTRIBUTORS -- 0.2%
       Building Materials Holding Corp. .....................         3,600        100,332
                                                                              ------------
     EDUCATIONAL SERVICES -- 1.1%
       Corinthian Colleges, Inc.* ...........................        17,949        257,748
       Laureate Education, Inc.* ............................         6,005        255,993
                                                                              ------------
                                                                                   513,741
                                                                              ------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     FOOTWEAR -- 0.3%
       Wolverine World Wide, Inc. ...........................         6,660   $    155,378
                                                                              ------------
     GENERAL MERCHANDISE STORES -- 0.1%
       Big Lots, Inc.* ......................................         2,800         47,824
                                                                              ------------
     HOMEBUILDING -- 1.2%
       Champion Enterprises, Inc.* ..........................        16,380        180,835
       Meritage Homes Corp.* ................................         1,300         61,425
       Technical Olympic USA, Inc. ..........................        23,400        336,024
                                                                              ------------
                                                                                   578,284
                                                                              ------------
     HOMEFURNISHING RETAIL -- 0.7%
       Aaron Rents, Inc. ....................................         6,300        169,344
       Cost Plus, Inc.* .....................................         7,330        107,458
       Select Comfort Corp.* ................................         2,700         62,019
                                                                              ------------
                                                                                   338,821
                                                                              ------------
     HOTELS, RESORTS & CRUISE LINES -- 0.2%
       Intrawest Corp. ......................................         2,935         93,509
                                                                              ------------
     INTERNET RETAIL -- 0.5%
       Netflix, Inc.* .......................................         3,300         89,793
       Nutri System Inc* ....................................         2,615        162,470
                                                                              ------------
                                                                                   252,263
                                                                              ------------
     LEISURE FACILITIES -- 0.1%
       Six Flags, Inc.* .....................................         5,700         32,034
       Vail Resorts, Inc.* ..................................           100          3,710
                                                                              ------------
                                                                                    35,744
                                                                              ------------
     LEISURE PRODUCTS -- 0.6%
       Callaway Golf Co. ....................................        23,600        306,564
                                                                              ------------
     PUBLISHING -- 0.6%
       Interactive Data Corp.* ..............................         3,736         75,056
       Journal Communications, Inc. - Class A ...............        20,666        232,286
                                                                              ------------
                                                                                   307,342
                                                                              ------------
     RESTAURANTS -- 1.4%
       AFC Enterprises, Inc.* ...............................         6,800         86,700
       Bob Evans Farms, Inc. ................................         5,995        179,910
       RARE Hospitality International, Inc.* ................         2,200         63,272
       Ruby Tuesday, Inc. (1) ...............................        15,196        370,934
                                                                              ------------
                                                                                   700,816
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     SPECIALIZED CONSUMER SERVICES -- 0.1%
       Escala Group, Inc.* ..................................         4,000   $     18,720
       Regis Corp. ..........................................           100          3,561
                                                                              ------------
                                                                                    22,281
                                                                              ------------
     SPECIALTY STORES -- 1.0%
       Build-A-Bear-Workshop, Inc.* .........................         5,775        124,220
       Guitar Center, Inc.* .................................         4,235        188,331
       Hibbett Sporting Goods, Inc.* ........................         3,300         78,870
       Tractor Supply Co.* ..................................         1,600         88,432
                                                                              ------------
                                                                                   479,853
                                                                              ------------
     TIRES & RUBBER -- 0.1%
       Bandag, Inc. .........................................         1,300         47,567
                                                                              ------------
     TOTAL CONSUMER DISCRETIONARY ...........................                    7,243,055
                                                                              ------------
   CONSUMER STAPLES -- 3.0%
     AGRICULTURAL PRODUCTS -- 0.1%
       Corn Products International, Inc. ....................         1,700         52,020
                                                                              ------------
     FOOD RETAIL -- 0.2%
       Great Atlantic & Pacific Tea Co., Inc. ...............         2,800         63,616
                                                                              ------------
     HOUSEHOLD PRODUCTS -- 0.3%
       Central Garden & Pet Co.* ............................         3,330        143,356
                                                                              ------------
     PACKAGED FOODS & MEATS -- 1.0%
       Chiquita Brands Intl .................................         3,400         46,852
       Farmer Brothers Co. ..................................         2,200         47,696
       Gold Kist Inc.* ......................................         3,200         42,784
       Green Mountain Coffee, Inc.* .........................         2,200         88,374
       Ralcorp Holdings, Inc.* ..............................         6,411        272,660
                                                                              ------------
                                                                                   498,366
                                                                              ------------
     PERSONAL PRODUCTS -- 1.3%
       Herbalife, Ltd.* .....................................         8,045        320,995
       NBTY, Inc.* ..........................................         1,900         45,429
       NU Skin Enterprises, Inc. ............................         2,800         41,580
       Playtex Products, Inc.* ..............................        22,350        233,111
                                                                              ------------
                                                                                   641,115
                                                                              ------------
     SOFT DRINKS -- 0.1%
       Hansen Natural Corp.* ................................           200         38,074
                                                                              ------------
     TOTAL CONSUMER STAPLES .................................                    1,436,547
                                                                              ------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
   ENERGY -- 6.2%
     OIL & GAS DRILLING -- 1.5%
       Atwood Oceanics, Inc. ................................         1,200   $     59,520
       Pride International, Inc.* ...........................         7,235        225,949
       Todco - Class A ......................................         4,075        166,464
       Unit Corp.* ..........................................         4,485        255,151
                                                                              ------------
                                                                                   707,084
                                                                              ------------
     OIL & GAS EQUIPMENT & SERVICES -- 2.0%
       Global Industries Ltd.* ..............................         2,800         46,760
       Hanover Compressor Co.* ..............................         2,700         50,706
       Hercules Offshore, Inc.* .............................         5,170        180,950
       Lufkin Industries, Inc. ..............................         1,000         59,430
       Oceaneering International, Inc.* .....................         1,200         55,020
       TETRA Technologies, Inc.* ............................         1,800         54,522
       Tidewater, Inc. ......................................         1,100         54,120
       Universal Compression Holdings, Inc.* ................         3,810        239,916
       Veritas DGC, Inc.* ...................................         3,400        175,372
       W-H Energy Services Inc.* ............................         1,400         71,162
                                                                              ------------
                                                                                   987,958
                                                                              ------------
     OIL & GAS EXPLORATION & PRODUCTION -- 2.2%
       Cabot Oil & Gas Corp. ................................         1,800         88,200
       Edge Petroleum Corp.* ................................           200          3,996
       Energy Partners Ltd.* ................................         3,000         56,850
       Exco Resources. Inc.* ................................         3,920         44,688
       Harvest Natural Resources* ...........................           100          1,354
       KFX, Inc.* ...........................................         9,600        146,688
       Range Resources Corp. ................................        18,704        508,562
       St. Mary Land & Exploration Co. ......................         2,600        104,650
       Swift Energy Co.* ....................................         1,600         68,688
       Toreador Resources Corp.* ............................         2,500         70,325
                                                                              ------------
                                                                                 1,094,001
                                                                              ------------
     OIL & GAS REFINING & MARKETING -- 0.5%
       Frontier Oil Corp. ...................................         4,000        129,600
       World Fuel Services Corp. ............................         2,100         95,949
                                                                              ------------
                                                                                   225,549
                                                                              ------------
     TOTAL ENERGY ...........................................                    3,014,592
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
   FINANCIALS -- 15.3%
     ASSET MANAGEMENT & CUSTODY BANKS -- 1.2%
       Affiliated Managers Group, Inc.* .....................         4,255   $    369,717
       W.P. Stewart & Co., Ltd. .............................        12,800        194,816
                                                                              ------------
                                                                                   564,533
                                                                              ------------
     COMMERCIAL BANKS -- 0.4%
       Placer Sierra Bancshares .............................         9,400        217,986
                                                                              ------------
     CONSUMER FINANCE -- 0.6%
       Compucredit Corp.* ...................................         2,000         76,880
       World Acceptance Corp.* ..............................         5,500        195,360
                                                                              ------------
                                                                                   272,240
                                                                              ------------
     INVESTMENT BANKING & BROKERAGE -- 0.8%
       Knight Capital Group, Inc. - Class A* ................         3,100         47,213
       Labranche & Co., Inc.* ...............................         3,700         44,807
       Stifel Financial Corp. ...............................         6,100        215,391
       Thomas Weisel Partners Group, Inc.* ..................         3,210         61,022
                                                                              ------------
                                                                                   368,433
                                                                              ------------
     LIFE & HEALTH INSURANCE -- 1.1%
       American Equity Investment Life Holdings Co. .........        30,600        326,196
       AmerUs Group Co. .....................................         1,348         78,925
       Universal American Financial Corp.* ..................         9,100        119,665
                                                                              ------------
                                                                                   524,786
                                                                              ------------
     PROPERTY & CASUALTY INSURANCE -- 1.4%
       First Acceptance Corp.* ..............................         4,500         53,010
       First American Corp. .................................         4,199        177,492
       Midland Co. ..........................................         4,267        162,061
       Navigators Group, Inc.* ..............................         3,560        155,999
       Philadelphia Consolidated Holding Corp.* .............         2,400         72,864
       Zenith National Insurance Corp. ......................         1,700         67,439
                                                                              ------------
                                                                                   688,865
                                                                              ------------
     REAL ESTATE INVESTMENT TRUSTS -- 2.8%
       Alexandria Real Estate Equities, Inc. ................         3,125        277,125
       Anthracite Capital Inc. ..............................         1,600         19,456

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     REAL ESTATE INVESTMENT TRUSTS -- (CONTINUED)
       First Industrial .....................................           400   $     15,176
       Glimcher Realty Trust ................................           100          2,481
       Highland Hospitality Corp. ...........................        24,347        342,806
       Home Properties, Inc. ................................           800         44,408
       Investors Real Estate Trust ..........................           600          5,418
       Lasalle Hotel Properties .............................         4,885        226,175
       Lexington Corporate Properties Trust .................           400          8,640
       National Retail Properties ...........................           200          3,990
       NewCastle Investment Corp. ...........................         1,800         45,576
       Omega Healthcare Investors, Inc. .....................        19,350        255,807
       Parkway Properties, Inc. .............................           100          4,550
       Pennsylvania Real Estate Investment Trust ............         1,100         44,407
       Potlatch Holding Corp. ...............................         1,100         41,525
       Ramco-Gershenson Properties Trust ....................           100          2,693
       Sun Communities, Inc. ................................           100          3,253
                                                                              ------------
                                                                                 1,343,486
                                                                              ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.4%
       Consolidated Tomoka Land Co. .........................         1,100         60,654
       Jones Lang LaSalle, Inc. .............................         3,045        266,590
       Trammell Crow Co.* ...................................         9,755        343,083
                                                                              ------------
                                                                                   670,327
                                                                              ------------
     REGIONAL BANKS -- 4.7%
       AmericanWest Bancorp .................................         6,800        154,020
       Capital Corp of The West .............................         8,652        276,864
       Centennial Bank Holdings, Inc.*(1) ...................        18,100        187,154
       Citizens Banking Corp. MI ............................           200          4,882
       Cullen/Frost Bankers, Inc. ...........................         4,187        239,915
       CVB Financial Corp. ..................................         1,700         26,622
       Enterprise Financial Services Corp. ..................         7,500        190,875
       First Community Bancorp ..............................         2,000        118,160
       FNB Corporation ......................................           200          3,154
       Glacier Bancorp, Inc. ................................         5,229        153,053
       Heritage Commerce Corp. ..............................         8,100        200,799
       Old National Bancorp (IN) ............................           100          1,997
       Pacific Capital Bancorp. .............................           100          3,112
       S. Y. Bancorp, Inc. ..................................         3,045         83,677
       Sterling Financial Corp. .............................         1,900         57,969

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     REGIONAL BANKS -- (CONTINUED)
       SVB Financial Group* .................................         3,500   $    159,110
       The South Financial Group, Inc.(1) ...................         9,400        248,254
       Union Bankshares Corp. ...............................         3,900        168,246
                                                                              ------------
                                                                                 2,277,863
                                                                              ------------
     SPECIALIZED FINANCE -- 0.1%
       Nasdaq Stock Market, Inc.* ...........................         2,300         68,770
                                                                              ------------
     THRIFTS & MORTGAGE FINANCE -- 0.8%
       Clifton Savings Bancorp, Inc. ........................         9,500        102,885
       Corus Bankshares, Inc. ...............................         6,200        162,316
       MAF Bancorp, Inc. ....................................           100          4,284
       NewAlliance Bancshares, Inc. .........................        10,200        145,962
                                                                              ------------
                                                                                   415,447
                                                                              ------------
     TOTAL FINANCIALS .......................................                    7,412,736
                                                                              ------------
   HEALTH CARE -- 11.3%
     BIOTECHNOLOGY -- 1.0%
       Acadia Pharmaceuticals Inc. ..........................         6,800         57,392
       Alkermes, Inc.* ......................................         2,400         45,408
       Human Genome Sciencs, Inc.* ..........................         4,300         46,010
       Renovis, Inc.* .......................................         4,700         71,957
       Senomyx, Inc.* .......................................         7,090        102,309
       Serologicals Corp.* ..................................         4,960        155,942
       Telik, Inc.* .........................................           100          1,650
                                                                              ------------
                                                                                   480,668
                                                                              ------------
     HEALTH CARE - EQUIPMENT -- 2.6%
       American Medical Systems Holdings, Inc.* .............         7,985        132,950
       Aspect Medical Systems, Inc.* ........................         2,900         50,576
       Edwards Lifesciences Corp.* ..........................         4,500        204,435
       Foxhollow Technologies, Inc.* ........................         2,600         71,032
       Hologic, Inc.* .......................................         1,600         78,976
       Intermagnetics General Corp.* ........................         8,240        222,315
       International Remote Imaging Systems, Inc.* ..........         4,500         59,220
       Meridian Diagnostics, Inc. ...........................           100          2,495
       NMT Medical, Inc.* ...................................         7,150         71,572
       Palomar Medical Technologies, Inc.* ..................         2,400        109,512
       SonoSite, Inc.* ......................................         1,800         70,272
       Spectranetics Corp.* .................................         5,820         62,390

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     HEALTH CARE - EQUIPMENT -- (CONTINUED)
       SurModics, Inc.* .....................................         2,000   $     72,220
       Thermogenesis Corp.* .................................        10,700         44,084
                                                                              ------------
                                                                                 1,252,049
                                                                              ------------
     HEALTH CARE DISTRIBUTORS -- 0.4%
       PSS World Medical, Inc.* .............................        11,110        196,092
                                                                              ------------
     HEALTH CARE FACILITIES -- 2.2%
       Five Star Quality Care, Inc.* ........................        16,800        185,976
       LCA-Vision, Inc. .....................................         3,900        206,349
       Medcath Corp.* .......................................         7,900        148,836
       Sunrise Senior Living, Inc.* .........................         3,715        102,720
       Symbion, Inc.* .......................................         3,190         66,224
       U.S. Physical Therapy, Inc.* .........................         4,500         65,880
       United Surgical Partners International, Inc.* ........         9,815        295,137
                                                                              ------------
                                                                                 1,071,122
                                                                              ------------
     HEALTH CARE SERVICES -- 3.2%
       Apria Healthcare Group, Inc.* ........................        11,519        217,709
       BioScrip, Inc.* ......................................        15,000         80,550
       Cerner Corp.* ........................................         2,200         81,642
       Computer Programs and Systems, Inc. ..................         2,200         87,912
       HealthExtras, Inc.* ..................................         3,200         96,704
       Healthways, Inc.* ....................................         1,800         94,752
       Inventiv Health Inc.* ................................         4,800        138,144
       Per-Se Technologies, Inc.*(1) ........................        16,555        416,855
       Pharmaceutical Product Development, Inc. .............         2,600         91,312
       The Advisory Board Co.* ..............................         4,940        237,565
                                                                              ------------
                                                                                 1,543,145
                                                                              ------------
     HEALTH CARE SUPPLIES -- 0.8%
       Gen-Probe, Inc.* .....................................         3,825        206,473
       TriPath Imaging, Inc.* ...............................        30,600        202,572
                                                                              ------------
                                                                                   409,045
                                                                              ------------
     PHARMACEUTICALS -- 1.1%
       Adams Respiratory Therapeutics* ......................         2,320        103,519
       CNS Inc. .............................................         3,300         80,850

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     PHARMACEUTICALS -- (CONTINUED)
       Medicis Pharmaceutical Corp. - Class A ...............           100   $      2,400
       MGI Pharma, Inc.* ....................................         2,100         45,150
       Perrigo Co. ..........................................           100          1,610
       Sciele Pharmaceutical Co.* ...........................        13,965        323,848
                                                                              ------------
                                                                                   557,377
                                                                              ------------
     TOTAL HEALTH CARE  .....................................                    5,509,498
                                                                              ------------
   INDUSTRIALS -- 21.1%
     AEROSPACE & DEFENSE -- 1.9%
       Armor Holdings, Inc.* ................................         3,170        173,811
       Be Aerospace, Inc.* ..................................         2,300         52,578
       DRS Technologies, Inc.(1) ............................         8,013        390,634
       Hexcel Corp.* ........................................        10,200        160,242
       K&F Industries Holdings, Inc.* .......................         7,800        138,294
                                                                              ------------
                                                                                   915,559
                                                                              ------------
     AIR FREIGHT & LOGISTICS -- 1.0%
       Forward Air Corp. ....................................         6,000        244,380
       Hub Group, Inc. - Class A* ...........................         3,200         78,496
       UTI Worldwide, Inc.* .................................         7,095        179,007
                                                                              ------------
                                                                                   501,883
                                                                              ------------
     AIRLINES -- 0.2%
       Continental Airlines, Inc. - Class B* ................         2,100         62,580
       SkyWest, Inc. ........................................         1,900         47,120
                                                                              ------------
                                                                                   109,700
                                                                              ------------
     BUILDING PRODUCTS -- 0.9%
       NCI Building Systems, Inc.* ..........................         4,750        252,557
       PGT, INC.* ...........................................         6,045         95,511
       Universal Forest Products, Inc. ......................         1,100         69,003
                                                                              ------------
                                                                                   417,071
                                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES -- 0.3%
       Resources Connection, Inc.* ..........................         5,710        142,864
                                                                              ------------
     CONSTRUCTION & ENGINEERING -- 1.5%
       Comfort Systems USA, Inc. ............................         5,900         84,311
       EMCOR Group, Inc.* ...................................         1,100         53,537
       Granite Construction, Inc. ...........................         7,130        322,775
       Perini Corp.* ........................................         3,200         72,000

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     CONSTRUCTION & ENGINEERING -- (CONTINUED)
       Westinghouse Air Brake Co. ...........................         1,300   $     48,620
       Williams Scotsman International, Inc.* ...............         6,355        138,793
                                                                              ------------
                                                                                   720,036
                                                                              ------------
     CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 0.7%
       A.S.V., Inc.* ........................................         4,100         94,464
       JLG Industries, Inc. .................................         2,600         58,500
       Oshkosh Truck Corp. ..................................         2,615        124,264
       Terex Corp.* .........................................           654         64,550
                                                                              ------------
                                                                                   341,778
                                                                              ------------
     DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 3.0%
       G & K Services, Inc. - Class A .......................        11,685        400,795
       Huron Consulting Group, Inc.* ........................         3,850        135,097
       McGrath RentCorp .....................................         7,400        205,794
       Mobile Mini Inc* .....................................         6,830        199,846
       PICO Holdings, Inc.* .................................         2,300         74,175
       School Specialty, Inc.*(1) ...........................        14,400        458,640
                                                                              ------------
                                                                                 1,474,347
                                                                              ------------
     ELECTRICAL COMPONENTS & EQUIPMENT -- 2.1%
       Acuity Brands, Inc. ..................................         1,300         50,583
       Energy Conversion Devices, Inc.* .....................         4,850        176,686
       General Cable Corp.* .................................         1,700         59,500
       Komag, Inc.* .........................................         2,700        124,686
       Regal-Beloit Corp. ...................................         7,209        318,277
       Superior Essex, Inc.* ................................         6,830        204,422
       Woodward Governor Co. ................................         2,700         82,377
                                                                              ------------
                                                                                 1,016,531
                                                                              ------------
     ENVIRONMENTAL & FACILITIES SERVICES -- 0.9%
       Casella Waste Systems, Inc.* .........................        16,666        218,158
       Waste Connections, Inc.* .............................         5,765        209,846
                                                                              ------------
                                                                                   428,004
                                                                              ------------
     HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.4%
       Administaff, Inc. ....................................         1,700         60,877
       Kenexa Corp.* ........................................         4,825        153,676
       Korn/Ferry International, Inc.* ......................        16,600        325,194
       Labor Ready, Inc.* ...................................         4,975        112,684
                                                                              ------------
                                                                                   652,431
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     INDUSTRIAL MACHINERY -- 2.9%
       Acco Brands Corp.*(1) ................................         8,200   $    179,580
       Actuant Corp. - Class A ..............................           900         44,955
       Briggs & Stratton Corp.(1) ...........................         6,985        217,303
       Clarcor, Inc. ........................................         2,500         74,475
       Dynamic Materials Corp. ..............................         2,400         80,952
       ESCO Technologies, Inc.* .............................         1,800         96,210
       Gardner Denver, Inc.* ................................         1,300         50,050
       IDEX Corp. ...........................................         3,610        170,392
       Kaydon Corp.(1) ......................................        13,353        498,201
                                                                              ------------
                                                                                 1,412,118
                                                                              ------------
     MACHINERY -- 0.0%
       Mascotech, Inc. Escrow* ..............................         2,321             --
                                                                              ------------
     MARINE -- 0.9%
       Kirby Corp.* .........................................        11,280        445,560
                                                                              ------------
     OFFICE SERVICES & SUPPLIES -- 0.7%
       Greenhill & Co., Inc. ................................         1,270         77,165
       ICT Group, Inc.* .....................................         3,430         84,138
       Knoll, Inc. ..........................................        10,000        183,600
                                                                              ------------
                                                                                   344,903
                                                                              ------------
     RAILROADS -- 0.5%
       Florida East Coast Industries, Inc. ..................           200         10,466
       Railamerica, Inc.* ...................................        21,347        223,290
                                                                              ------------
                                                                                   233,756
                                                                              ------------
     TRADING COMPANIES & DISTRIBUTORS -- 1.6%
       Houston Wire & Cable Co.* ............................         1,730         29,756
       Interline Brands, Inc.* ..............................        16,253        379,995
       Wesco International, Inc.* ...........................         5,620        387,780
                                                                              ------------
                                                                                   797,531
                                                                              ------------
     TRUCKING -- 0.6%
       Heartland Express, Inc. ..............................         5,066         90,631
       Vitran Corp Com.* ....................................         9,100        213,759
                                                                              ------------
                                                                                   304,390
                                                                              ------------
     TOTAL INDUSTRIALS ......................................                   10,258,462
                                                                              ------------
  INFORMATION TECHNOLOGY -- 18.4%
     APPLICATION SOFTWARE -- 1.8%
       ANSYS, Inc.* .........................................         1,200         57,384
       Blackbaud, Inc. ......................................         3,200         72,640

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     APPLICATION SOFTWARE -- (CONTINUED)
       Concur Technologies, Inc.* ...........................         3,750   $     58,013
       Manhattan Associates, Inc.* ..........................         5,750        116,667
       Transaction Systems Architects, Inc.* ................         5,927        247,097
       Unica Corp.* .........................................         5,750         56,925
       Witness Systems, Inc.* ...............................        12,870        259,588
                                                                              ------------
                                                                                   868,314
                                                                              ------------
     COMMUNICATIONS EQUIPMENT -- 1.5%
       Arris Group, Inc.* ...................................         5,500         72,160
       Belden CDT, Inc. .....................................         1,900         62,795
       CIENA Corp.* .........................................        36,505        175,589
       CommScope, Inc.* .....................................         1,700         53,414
       Oplink Communications, Inc.* .........................         3,885         71,134
       Plantronics, Inc. ....................................         1,900         42,199
       Symmetricom, Inc.* ...................................        18,295        129,346
       Viasat, Inc.* ........................................         4,105        105,416
                                                                              ------------
                                                                                   712,053
                                                                              ------------
     COMPUTER HARDWARE -- 0.2%
       Stratasys, Inc.* .....................................         3,920        115,483
                                                                              ------------
     COMPUTER STORAGE & PERIPHERALS -- 1.1%
       Electronics for Imaging, Inc.* .......................        12,425        259,434
       Hutchinson Technology, Inc.* .........................         1,900         41,097
       Novatel Wireless, Inc.* ..............................        22,600        234,588
                                                                              ------------
                                                                                   535,119
                                                                              ------------
     DATA PROCESSING & OUTSOURCED SERVICES -- 1.5%
       eFUNDS Corp.* ........................................         2,300         50,715
       Euronet Worldwide, Inc.* .............................         2,900        111,273
       Gevity HR, Inc. ......................................         8,200        217,710
       Global Payments, Inc. ................................         3,400        165,070
       The BISYS Group, Inc.* ...............................        12,355        169,264
                                                                              ------------
                                                                                   714,032
                                                                              ------------
     ELECTRONIC EQUIPMENT MANUFACTURERS -- 1.6%
       Aeroflex, Inc.* ......................................         5,100         59,517
       Coherent, Inc.* ......................................         2,700         91,071
       Electro Scientific Industries, Inc.* .................        12,764        229,624
       Itron, Inc.* .........................................         1,200         71,112
       MTS Systems Corp. ....................................         1,900         75,069

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     ELECTRONIC EQUIPMENT MANUFACTURERS -- (CONTINUED)
       Nam Tai Electronics, Inc. ............................         8,200   $    183,434
       Technitrol, Inc. .....................................         2,100         48,615
                                                                              ------------
                                                                                   758,442
                                                                              ------------
     HOME ENTERTAINMENT SOFTWARE -- 0.1%
       THQ, Inc.* ...........................................         3,400         73,440
                                                                              ------------

     INTERNET SOFTWARE & SERVICES -- 3.2%
       Ariba, Inc.* .........................................        16,080        132,338
       Digital Insight Corp.* ...............................         1,500         51,435
       Digitas, Inc.* .......................................         5,400         62,748
       Equinix, Inc.* .......................................         5,280        289,661
       Interwoven, Inc.* ....................................        24,062        206,452
       Skillsoft PLC Sponsored ADR* .........................        78,425        479,961
       Stellent, Inc. .......................................        18,400        175,720
       SupportSoft, Inc.* ...................................        13,700         53,978
       Travelzoo, Inc.* .....................................         1,200         36,408
       Valueclick, Inc.* ....................................         3,200         49,120
                                                                              ------------
                                                                                 1,537,821
                                                                              ------------
     IT CONSULTING & OTHER SERVICES -- 1.5%
       Alliance Data Systems Corp.* .........................         4,850        285,277
       Covansys Corp.* ......................................         4,200         52,794
       Gartner, Inc. - Class A* .............................         5,995         85,129
       Lionbridge Technologies, Inc.* .......................        27,600        152,628
       Modis Professional Services, Inc.* ...................         3,000         45,180
       SRA International, Inc. - Class A* ...................         4,340        115,574
                                                                              ------------
                                                                                   736,582
                                                                              ------------
     SEMICONDUCTOR EQUIPMENT -- 1.6%
       Brooks Automation, Inc.* .............................         8,550        100,890
       Cymer, Inc.* .........................................         1,100         51,106
       Emcore Corp.* ........................................        11,735        112,656
       FEI Co.* .............................................        12,195        276,582
       Photronics, Inc.* ....................................         4,400         65,120
       Sirf Technology Holdings, Inc.* ......................         5,040        162,389
                                                                              ------------
                                                                                   768,743
                                                                              ------------
     SEMICONDUCTORS -- 3.0%
       DSP Group, Inc* ......................................         5,125        127,356
       Exar Corp.* ..........................................         4,800         63,696
       Form Factor, Inc.* ...................................         1,200         53,556
       Integrated Device Technology, Inc.* ..................        15,200        215,536

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     SEMICONDUCTORS -- (CONTINUED)
       International Rectifier Corp.* .......................         4,055   $    158,469
       Microsemi Corp.* .....................................         1,900         46,322
       Monolithic Power Systems, Inc.* ......................         5,700         67,431
       Netlogic Microsystems, Inc.* .........................         5,780        186,405
       Omnivision Technologies, Inc.* .......................         1,700         35,904
       Sigma Designs, Inc.* .................................         5,600         52,808
       Silicon Image, Inc.* .................................        11,605        125,102
       Supertex, Inc.* ......................................         2,505        100,050
       Verigy Ltd.* .........................................         4,505         71,044
       Zoran Corp.* .........................................         6,960        169,407
                                                                              ------------
                                                                                 1,473,086
                                                                              ------------
     SYSTEMS SOFTWARE -- 0.8%
       MICROS Systems, Inc.* ................................         2,100         91,728
       Radiant Systems, Inc.* ...............................         4,600         48,622
       RSA Security, Inc.* ..................................         2,500         67,975
       Vasco Data Security International, Inc.* .............        20,500        171,175
                                                                              ------------
                                                                                   379,500
                                                                              ------------
     TECHNOLOGY DISTRIBUTORS -- 0.5%
       ScanSource, Inc.* ....................................         8,500        249,220
                                                                              ------------
     TOTAL INFORMATION TECHNOLOGY ...........................                    8,921,835
                                                                              ------------
   MATERIALS -- 4.8%
     ALUMINUM -- 0.3%
       Aleris International, Inc.* ..........................         3,000        137,550
                                                                              ------------
     COMMODITY CHEMICALS -- 0.0%
       Spartech Corp. .......................................           100          2,260
                                                                              ------------
     CONSTRUCTION MATERIALS -- 0.7%
       Florida Rock Industries, Inc. ........................         1,000         49,670
       Headwaters, Inc.* ....................................         5,800        148,248
       Texas Industries, Inc. ...............................         2,500        132,750
                                                                              ------------
                                                                                   330,668
                                                                              ------------
     DIVERSIFIED METALS & MINING -- 0.7%
       Compass Minerals International, Inc. .................        13,820        344,809
                                                                              ------------
     INDUSTRIAL GASES -- 0.9%
       Airgas, Inc. .........................................        11,185        416,641
                                                                              ------------
     METAL & GLASS CONTAINERS -- 0.9%
       Greif Corp. - Class A ................................         5,731        429,596
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     PAPER PRODUCTS -- 0.1%
       Bowater, Inc. ........................................         2,100   $     47,775
                                                                              ------------
     SPECIALTY CHEMICALS -- 0.1%
       Fuller, Co. ..........................................           900         39,213
       Minerals Technologies, Inc. ..........................           100          5,200
       NewMarket Corp. ......................................           200          9,812
                                                                              ------------
                                                                                    54,225
                                                                              ------------
     STEEL -- 1.1%
       AK Steel Holding Corp.* ..............................         5,700         78,831
       Carpenter Technology Corp. ...........................           900        103,950
       Castle & Co. .........................................         2,600         83,850
       Chaparral Steel Co.* .................................           900         64,818
       Commercial Metals Co. ................................         2,800         71,960
       Oregon Steel Mills, Inc.* ............................         1,000         50,660
       Steel Dynamics, Inc. .................................         1,500         98,610
                                                                              ------------
                                                                                   552,679
                                                                              ------------
     TOTAL MATERIALS ........................................                    2,316,203
                                                                              ------------
   TELECOMMUNICATION SERVICES -- 0.4%
     ALTERNATIVE CARRIERS -- 0.2%
       Level 3 Communications, Inc.* ........................        15,200         67,488
       Time Warner Telecom, Inc. - Class A* .................         3,000         44,550
                                                                              ------------
                                                                                   112,038
                                                                              ------------
     INTEGRATED TELECOMMUNICATION SERVICES -- 0.2%
       CT Communications, Inc. ..............................         3,800         86,906
                                                                              ------------
     TOTAL TELECOMMUNICATION SERVICES .......................                      198,944
                                                                              ------------
   UTILITIES -- 2.7%
     ELECTRIC UTILITIES -- 0.8%
       Duquesne Light Holdings, Inc. ........................        10,200        167,688
       El Paso Electric Co.* ................................        10,936        220,470
       Otter Tail Power Co. .................................           600         16,398
                                                                              ------------
                                                                                   404,556
                                                                              ------------
     GAS UTILITIES -- 1.7%
       AGL Resources, Inc. ..................................         5,138        195,861
       Cascade Natural Gas Corp. ............................           300          6,327
       EnergySouth, Inc. ....................................         2,800         87,444
       Nicor, Inc. ..........................................           900         37,350
       Peoples Energy Corp. .................................           200          7,182

                                                                  SHARES/
                                                                 PRINCIPAL        VALUE
                                                                   AMOUNT        (NOTE 2)
                                                                -----------   ------------
     GAS UTILITIES -- (CONTINUED)
       Southern Union Co.(1) ................................        15,934   $    431,186
       Southwest Gas Corp. ..................................         1,000         31,340
       WGL Holdings, Inc. ...................................           100          2,895
                                                                              ------------
                                                                                   799,585
                                                                              ------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
       Black Hills Corp. ....................................           200          6,866
                                                                              ------------
     MULTI-UTILITIES -- 0.2%
       CH Energy Group, Inc. ................................         2,100        100,800
                                                                              ------------
     TOTAL UTILITIES ........................................                    1,311,807
                                                                              ------------
     TOTAL COMMON STOCK
       (COST $41,762,954) ...................................                   47,623,679
                                                                              ------------
SHORT-TERM INVESTMENTS -- 1.9%
       BlackRock Liquidity Funds
         TempCash Portfolio - Institutional Series ..........       450,243        450,243
       BlackRock Liquidity Funds
         TempFund Portfolio - Institutional Series ..........       450,240        450,240
                                                                              ------------
     TOTAL SHORT -TERM INVESTMENTS
       (COST $900,483) ......................................                      900,483
                                                                              ------------
     TOTAL INVESTMENTS -- 100.0%
       (COST $42,663,437)(2) ................................                 $ 48,524,162(3)
                                                                              ============
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
     LOANED SECURITIES
   FLOATING RATE COMMERCIAL PAPER
       Morgan Stanley, 5.37%, 07/03/06 ......................   $   344,725   $    344,725
                                                                              ------------
   FLOATING RATE NOTE
       Grennwich Capital, 5.31%, 07/03/06 ...................       176,934        176,934
       Sedna Finance, 5.29%, 07/25/06 .......................       168,299        168,299
                                                                              ------------
     TOTAL FLOATING RATE NOTE ...............................                      345,233
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP CORE FUND
------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                  SHARES/
                                                                 PRINCIPAL       VALUE
                                                                   AMOUNT       (NOTE 2)
                                                                -----------   ------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR
     LOANED SECURITIES -- (CONTINUED)
   INSTITUTIONAL MONEY MARKET TRUST
       Institutional Money Market Trust, 5.25%, 07/03/06 ....   $ 1,430,413   $  1,430,413
                                                                              ------------
   TIME DEPOSIT
       KBC Bank, 5.28%, 07/03/06 ............................        61,233         61,233
                                                                              ------------
     TOTAL SHORT -TERM INVESTMENTS HELD
       AS COLLATERAL FOR LOANED
       SECURITIES (COST $2,181,604)(5) ......................                 $  2,181,604(4)
                                                                              ============

----------
*     Non-income producing security.
      ADR - American Depository Receipt

(1)   Security partially or fully on loan.

(2) The cost for Federal income tax purposes is $43,058,201. At June 30, 2006, net unrealized appreciation was $5,465,961. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $7,541,913, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,075,952.

(3) At June 30, 2006, the market value of securities on loan for the Small-Cap Core Fund was $2,105,336.

(4) The investments held as collateral on loaned securities represented 4.5% of the net assets of the Small-Cap Core Fund.

(5)   Cost for Federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
COMMON STOCK -- 98.2%
   CONSUMER DISCRETIONARY -- 9.9%
     ADVERTISING -- 0.5%
       aQuantive, Inc.* .....................................           415   $     10,512
       Valassis Communications, Inc.* .......................           280          6,605
                                                                              ------------
                                                                                    17,117
                                                                              ------------
     APPAREL RETAIL -- 0.5%
       Aeropostale, Inc.* ...................................           340          9,823
       Dress Barn, Inc.* ....................................           330          8,365
                                                                              ------------
                                                                                    18,188
                                                                              ------------
     APPAREL, ACCESSORIES & LUXURY GOODS -- 1.5%
       Carter's, Inc.* ......................................           400         10,572
       Cherokee, Inc. .......................................         1,000         41,360
                                                                              ------------
                                                                                    51,932
                                                                              ------------
     AUTO PARTS & EQUIPMENT -- 0.3%
       Visteon Corp.* .......................................         1,420         10,238
                                                                              ------------
     AUTOMOBILE MANUFACTURERS -- 0.3%
       Thor Industries, Inc. ................................           220         10,659
                                                                              ------------
     AUTOMOTIVE RETAIL -- 0.6%
       CSK Auto Corp.* ......................................           720          8,618
       The Pantry, Inc.* ....................................           210         12,084
                                                                              ------------
                                                                                    20,702
                                                                              ------------
     BROADCASTING & CABLE TV -- 0.3%
       Mediacom Communications Corp.* .......................         1,645         10,249
                                                                              ------------
     CASINOS & GAMING -- 0.6%
       Progressive Gaming International Corp.* ..............         2,230         17,394
       WMS Industries, Inc.* ................................            40          1,096
                                                                              ------------
                                                                                    18,490
                                                                              ------------
     CATALOG RETAIL -- 0.7%
       Coldwater Creek, Inc.* ...............................           907         24,271
                                                                              ------------
     COMPUTER & ELECTRONICS RETAIL -- 0.3%
       GameStop Corp. - Class A* ............................           210          8,820
                                                                              ------------
     DISTRIBUTORS -- 0.2%
       Building Materials Holding Corp. .....................           260          7,246
                                                                              ------------

                                                                                 VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     FOOTWEAR -- 0.2%
       Skechers U.S.A., Inc. - Class A* .....................           330   $      7,956
                                                                              ------------
     HOMEFURNISHING RETAIL -- 0.5%
       Select Comfort Corp.* ................................           750         17,228
                                                                              ------------
     HOUSEWARES & SPECIALTIES -- 0.6%
       Jarden Corp.*. .......................................           360         10,962
       Yankee Candle Co. ....................................           300          7,503
                                                                              ------------
                                                                                    18,465
                                                                              ------------
     INTERNET RETAIL -- 0.3%
       Netflix, Inc.*. ......................................           405         11,020
                                                                              ------------
     LEISURE FACILITIES -- 0.4%
       Life Time Fitness, Inc.* .............................           260         12,030
                                                                              ------------
     PUBLISHING -- 0.3%
       The Readers Digest Association, Inc. .................           600          8,376
                                                                              ------------
     RESTAURANTS -- 0.7%
       AFC Enterprises, Inc.* ...............................           900         11,475
       McCormick & Schmick's Seafood Restaurants, Inc.* .....           525         12,495
                                                                              ------------
                                                                                    23,970
                                                                              ------------
     SPECIALIZED CONSUMER SERVICES -- 0.5%
       Matthews International Corp. - Class A ...............           230          7,928
       Pre-Paid Legal Services, Inc. ........................           280          9,660
                                                                              ------------
                                                                                    17,588
                                                                              ------------
     SPECIALTY STORES -- 0.6%
       Petco Animal Supplies, Inc.* .........................           480          9,806
       Tractor Supply Co.* ..................................           180          9,949
                                                                              ------------
                                                                                    19,755
                                                                              ------------
     TOTAL CONSUMER DISCRETIONARY ...........................                      334,300
                                                                              ------------
   CONSUMER STAPLES -- 2.8%
     FOOD RETAIL -- 0.5%
       Great Atlantic & Pacific Tea Co., Inc.* ..............           680         15,450
                                                                              ------------
     PACKAGED FOODS & MEATS -- 0.5%
       Lancaster Colony Corp. ...............................           420         16,577
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     PERSONAL PRODUCTS -- 0.8%
       NU Skin Enterprises, Inc. ............................           560   $      8,316
       Parlux Fragrances, Inc.* .............................         1,030          9,981
       Playtex Products, Inc.* ..............................           900          9,387
                                                                              ------------
                                                                                    27,684
                                                                              ------------
     SOFT DRINKS -- 1.0%
       Coca-Cola Bottling Co. ...............................           300         15,300
       Hansen Natural Corp.* ................................           100         19,037
                                                                              ------------
                                                                                    34,337
                                                                              ------------
     TOTAL CONSUMER STAPLES .................................                       94,048
                                                                              ------------
   ENERGY -- 13.6%
     COAL & CONSUMABLE FUELS -- 1.1%
       Foundation Coal Holdings, Inc. .......................           765         35,901
                                                                              ------------
     OIL & GAS DRILLING -- 1.1%
       Parker Drilling Co.* .................................            20            144
       Todco - Class A ......................................           910         37,173
                                                                              ------------
                                                                                    37,317
                                                                              ------------
     OIL & GAS EQUIPMENT & SERVICES -- 6.7%
       CARBO Ceramics, Inc. .................................           205         10,072
       Dril-Quip, Inc* ......................................           185         15,251
       Global Industries Ltd.* ..............................           550          9,185
       Gulf Island Fabrication, Inc. ........................         1,120         22,445
       Helix Energy Solutions Group, Inc.* ..................           500         20,180
       Hornbeck Offshore Services, Inc.* ....................           280          9,946
       Lone Star Technologies, Inc.* ........................           605         32,682
       Lufkin Industries, Inc. ..............................           300         17,829
       NS Group, Inc.* ......................................           410         22,583
       Oceaneering International, Inc.* .....................           240         11,004
       Oil States International, Inc.* ......................           310         10,627
       Superior Energy Services, Inc.* ......................           300         10,170
       TETRA Technologies, Inc.* ............................           500         15,145
       W-H Energy Services Inc.* ............................           385         19,569
                                                                              ------------
                                                                                   226,688
                                                                              ------------
     OIL & GAS EXPLORATION & PRODUCTION -- 3.2%
       Atlas America, Inc. ..................................           135          6,049
       ATP Oil & Gas Co.* ...................................           420         17,611

                                                                                 VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     OIL & GAS EXPLORATION & PRODUCTION -- (CONTINUED)
       Carrizo Oil & Gas Inc.* ..............................           380   $     11,898
       Clayton Williams Energy Inc.* ........................            65          2,245
       Energy Partners Ltd.* ................................           500          9,475
       Gasco Energy, Inc.* ..................................         1,865          8,299
       Goodrich Petroleum Corp.* ............................           440         12,492
       KFX, Inc.* ...........................................           785         11,995
       Petrohawk Energy Corp.* ..............................           800         10,080
       St. Mary Land & Exploration Co. ......................           280         11,270
       W&T Offshore, Inc. ...................................           190          7,389
                                                                              ------------
                                                                                   108,803
                                                                              ------------
     OIL & GAS REFINING & MARKETING -- 1.5%
       Frontier Oil Corp. ...................................           400         12,960
       Giant Industries, Inc.* ..............................           155         10,315
       Holly Corp. ..........................................           200          9,640
       World Fuel Services Corp. ............................           380         17,362
                                                                              ------------
                                                                                    50,277
                                                                              ------------
     TOTAL ENERGY ..........................................                      458,986
                                                                              ------------
   FINANCIALS -- 8.6%
     CONSUMER FINANCE -- 1.1%
       Advanta Corp - Class B ...............................           300         10,785
       Asta Funding, Inc. ...................................           420         15,729
       Compucredit Corp.* ...................................           250          9,610
                                                                              ------------
                                                                                    36,124
                                                                              ------------
     DIVERSIFIED FINANCIAL SERVICES -- 0.3%
       Washington Real Estate Investment Trust ..............           300         11,010
                                                                              ------------
     INSURANCE BROKERS -- 0.3%
       National Financial Partners Corp. ....................           260         11,521
                                                                              ------------
     LIFE & HEALTH INSURANCE -- 0.3%
       Universal American Financial Corp.* ..................           765         10,060
                                                                              ------------
     PROPERTY & CASUALTY INSURANCE -- 0.6%
       Covanta Holding Corp* ................................           635         11,208
       Tower Group, Inc. ....................................           260          7,865
                                                                              ------------
                                                                                    19,073
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     REAL ESTATE INVESTMENT TRUSTS -- 1.5%
       Entertainment Properties Trust .......................           240   $     10,332
       Getty Realty Corp ....................................           980         27,871
       Inland Real Estate Corp. .............................           715         10,639
                                                                              ------------
                                                                                    48,842
                                                                              ------------
     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.3%
       Jones Lang LaSalle, Inc. .............................           380         33,269
       Move Inc.* ...........................................         2,100         11,508
                                                                              ------------
                                                                                    44,777
                                                                              ------------
     REGIONAL BANKS -- 0.5%
       SVB Financial Group* .................................           195          8,865
       UCBH Holdings, Inc. ..................................           580          9,593
                                                                              ------------
                                                                                    18,458
                                                                              ------------
     SPECIALIZED FINANCE -- 0.7%
       Nasdaq Stock Market, Inc.* ...........................           480         14,352
       NYSE Group, Inc.* ....................................           120          8,217
                                                                              ------------
                                                                                    22,569
                                                                              ------------
     THRIFTS & MORTGAGE FINANCE -- 2.0%
       NewAlliance Bancshares, Inc. .........................         4,800         68,688
                                                                              ------------
     TOTAL FINANCIALS .......................................                      291,122
                                                                              ------------
   HEALTH CARE -- 16.8%
     BIOTECHNOLOGY -- 3.4%
       Amylin Pharmaceuticals, Inc. .........................           500         24,685
       Cubist Pharmaceuticals, Inc.* ........................           480         12,087
       Human Genome Sciencs, Inc.* ..........................           780          8,346
       Illumina, Inc.* ......................................           380         11,271
       Mannkind Corporation* ................................            20            426
       Medarex, Inc.* .......................................           840          8,072
       Momenta Pharmaceuticals, Inc.* .......................           260          3,305
       Myriad Genetics, Incorporated* .......................           100          2,525
       Nuvelo, Inc.* ........................................           620         10,323
       Onyx Pharmaceuticals, Inc.* ..........................           180          3,029
       Progenics Pharmaceuticals, Inc.* .....................           580         13,955
       Senomyx, Inc.* .......................................           895         12,915
       Telik, Inc.* .........................................           100          1,650
       United Therapeutics Corp.* ...........................            20          1,155
                                                                              ------------
                                                                                   113,744
                                                                              ------------

                                                                                 VALUE
                                                                  SHARES        (NOTE 2)
                                                                -----------   ------------
     HEALTH CARE - EQUIPMENT -- 3.7%
       AngioDynamics, Inc.* .................................           400   $     10,820
       Arthrocare Corp.* ....................................           295         12,393
       Candela Corp.* .......................................           540          8,564
       Conor Medsystems, Inc.* ..............................           510         14,071
       Foxhollow Technologies, Inc.* ........................            20            546
       Hologic, Inc.* .......................................           280         13,821
       Integra LifeSciences Holdings* .......................            40          1,552
       International Remote Imaging Systems, Inc.* ..........           575          7,567
       Intuitive Surgical, Inc.* ............................           150         17,696
       Kyphon, Inc.* ........................................            20            767
       Mentor Corp. .........................................           240         10,440
       Palomar Medical Technologies, Inc.* ..................           320         14,602
       Symmetry Medical, Inc.* ..............................           675         10,395
       Wright Medical Group, Inc.* ..........................            40            837
                                                                              ------------
                                                                                   124,071
                                                                              ------------
     HEALTH CARE DISTRIBUTORS -- 0.3%
       Owens & Minor, Inc. ..................................           340          9,724
                                                                              ------------
     HEALTH CARE FACILITIES -- 2.5%
       LCA-Vision, Inc. .....................................           900         47,619
       Medcath Corp.* .......................................           660         12,434
       Psychiatric Solutions, Inc.* .........................           300          8,598
       United Surgical Partners International, Inc.* ........           520         15,637
                                                                              ------------
                                                                                    84,288
                                                                              ------------
     HEALTH CARE SERVICES -- 2.1%
       Computer Programs and Systems, Inc. ..................           300         11,988
       HealthExtras, Inc.* ..................................           480         14,505
       Inventiv Health Inc.* ................................           360         10,361
       Matria Healthcare, Inc* ..............................           380          8,140
       Phase Forward, Inc.* .................................         1,100         12,672
       Trizetto Group, Inc.* ................................           825         12,202
                                                                              ------------
                                                                                    69,868
                                                                              ------------
     HEALTH CARE SUPPLIES -- 1.5%
       Lifecell Corp.* ......................................           495         15,305
       TriPath Imaging, Inc.* ...............................         5,490         36,344
                                                                              ------------
                                                                                    51,649
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     LIFE SCIENCES TOOLS & SERVICES -- 0.0%
       Exelixis, Inc.* ......................................           140   $      1,407
                                                                              ------------
     MANAGED HEALTH CARE -- 1.4%
       Centene Corp.* .......................................           430         10,118
       Molina Healthcare* ...................................           220          8,371
       Wellcare Health Plans, Inc.* .........................           590         28,939
                                                                              ------------
                                                                                    47,428
                                                                              ------------
     PHARMACEUTICALS -- 1.9%
       ATHEROGENICS INC.* ...................................           160          2,088
       CNS Inc. .............................................           500         12,250
       ICOS Corporation* ....................................           440          9,676
       K-V Pharmaceutical Company - Class A* ................           180          3,359
       Medicis Pharmaceutical Corp. - Class A ...............           260          6,240
       MGI Pharma, Inc.* ....................................           780         16,770
       New River Pharmaceuticals, Inc.* .....................           380         10,830
       The Medicines Company Comm ...........................           120          2,346
                                                                              ------------
                                                                                    63,559
                                                                              ------------
     TOTAL HEALTH CARE ......................................                      565,738
                                                                              ------------
   INDUSTRIALS -- 15.4%
     AEROSPACE & DEFENSE -- 1.8%
       Be Aerospace, Inc.* ..................................           440         10,058
       DRS Technologies, Inc. ...............................           242         11,797
       Essex Corp.* .........................................           555         10,223
       Orbital Sciences Corp.* ..............................           640         10,330
       Teledyne Technologies, Inc.* .........................           305          9,992
       United Industrial Corp. ..............................           180          8,145
                                                                              ------------
                                                                                    60,545
                                                                              ------------
     AIR FREIGHT & LOGISTICS -- 2.1%
       ABX Air, Inc.* .......................................         1,740         10,510
       Forward Air Corp. ....................................         1,125         45,821
       Hub Group, Inc. - Class A* ...........................           660         16,190
                                                                              ------------
                                                                                    72,521
                                                                              ------------
     AIRLINES -- 1.5%
       AirTran Holdings, Inc.* ..............................           620          9,213
       Continental Airlines, Inc. - Class B* ................           520         15,496
       Frontier Airlines Holdings, Inc.* ....................           700          5,047

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     AIRLINES -- (CONTINUED)
       Mesa Air Group, Inc.* ................................           960   $      9,456
       World Air Holdings, Inc.* ............................         1,160          9,965
                                                                              ------------
                                                                                    49,177
                                                                              ------------
     BUILDING PRODUCTS -- 0.3%
       NCI Building Systems, Inc.* ..........................           210         11,166
                                                                              ------------
     COMMERCIAL PRINTING -- 0.3%
       Cenveo, Inc.* ........................................           480          8,616
                                                                              ------------
     CONSTRUCTION & ENGINEERING -- 0.3%
       Westinghouse Air Brake Co. ...........................           320         11,968
                                                                              ------------
     CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 1.7%
       A.S.V., Inc.* ........................................         1,040         23,961
       Astec Industries, Inc.* ..............................           355         12,113
       JLG Industries, Inc. .................................           520         11,700
       The Manitowoc Co., Inc. ..............................           200          8,900
                                                                              ------------
                                                                                    56,674
                                                                              ------------
     DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 1.0%
       McGrath RentCorp .....................................         1,220         33,928
                                                                              ------------
     ELECTRICAL COMPONENTS & EQUIPMENT -- 0.6%
       Energy Conversion Devices, Inc.* .....................           220          8,015
       Komag, Inc.* .........................................           250         11,545
                                                                              ------------
                                                                                    19,560
                                                                              ------------
     ENVIRONMENTAL & FACILITIES SERVICES -- 0.7%
       Rollins, Inc. ........................................         1,220         23,961
                                                                              ------------
     HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.2%
       Administaff, Inc. ....................................           295         10,564
       Comsys IT Partners Inc.* .............................           940         14,213
       Labor Ready, Inc.* ...................................           630         14,269
                                                                              ------------
                                                                                    39,046
                                                                              ------------
     INDUSTRIAL MACHINERY -- 1.4%
       3-D Systems Corp.* ...................................           485          9,744
       Dynamic Materials Corp. ..............................           380         12,817
       ESCO Technologies, Inc.* .............................           260         13,897
       Turbochef Technologies, Inc.* ........................           900         10,008
                                                                              ------------
                                                                                    46,466
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     TRADING COMPANIES & DISTRIBUTORS -- 1.9%
       Beacon Roofing Supply, Inc.* .........................           615   $     13,536
       Huttig Building Products, Inc.* ......................           970          7,857
       Lawson Products, Inc. ................................           420         16,556
       Watsco, Inc. .........................................           180         10,768
       Wesco International, Inc.* ...........................           210         14,490
                                                                              ------------
                                                                                    63,207
                                                                              ------------
     TRUCKING -- 0.6%
       Heartland Express, Inc. ..............................           653         11,682
       Knight Transportation, Inc. ..........................           500         10,100
                                                                              ------------
                                                                                    21,782
                                                                              ------------
     TOTAL INDUSTRIALS ......................................                      518,617
                                                                              ------------
   INFORMATION TECHNOLOGY -- 27.4%
     APPLICATION SOFTWARE -- 4.5%
       Blackboard, Inc.* ....................................           360         10,426
       Concur Technologies, Inc.* ...........................         2,015         31,172
       MapInfo Corp.* .......................................         1,080         14,094
       MRO Software, Inc.* ..................................           420          8,429
       Nuance Communications, Inc.* .........................         1,570         15,794
       Parametric Technology Corp.* .........................           842         10,702
       Sonic Solutions* .....................................           620         10,230
       Transaction Systems Architects, Inc.* ................           310         12,924
       Verint Systems, Inc.* ................................           640         18,682
       Witness Systems, Inc.* ...............................           900         18,153
                                                                              ------------
                                                                                   150,606
                                                                              ------------
     COMMUNICATIONS EQUIPMENT -- 2.3%
       Adtran, Inc. .........................................           480         10,766
       Arris Group, Inc.* ...................................         1,700         22,304
       Comtech Telecommunications Corp.* ....................           400         11,708
       Endwave Corp.* .......................................           760          9,447
       Interdigital Communications Corp.* ...................           410         14,313
       Viasat, Inc.* ........................................           335          8,603
                                                                              ------------
                                                                                    77,141
                                                                              ------------
     COMPUTER HARDWARE -- 0.7%
       Palm, Inc.* ..........................................           690         11,109
       Stratasys, Inc.* .....................................           385         11,342
                                                                              ------------
                                                                                    22,451
                                                                              ------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     COMPUTER STORAGE & PERIPHERALS -- 1.0%
       Emulex Corp.* ........................................           680   $     11,064
       Intermec, Inc.* ......................................           175          4,015
       Prestek, Inc.* .......................................           875          8,146
       Seagate Technology* ..................................           421          9,531
                                                                              ------------
                                                                                    32,756
                                                                              ------------
     DATA PROCESSING & OUTSOURCED SERVICES -- 2.5%
       Euronet Worldwide, Inc.* .............................           795         30,504
       Gevity HR, Inc. ......................................         1,540         40,887
       MoneyGram International, Inc. ........................           380         12,901
                                                                              ------------
                                                                                    84,292
                                                                              ------------
     ELECTRONIC EQUIPMENT MANUFACTURERS -- 2.5%
       Fargo Electronics* ...................................         1,680         42,655
       Faro Technologies, Inc.* .............................           730         12,381
       Itron, Inc.* .........................................           250         14,815
       LoJack Corp.* ........................................           460          8,676
       PAR Technology Corp.* ................................           520          6,640
                                                                              ------------
                                                                                    85,167
                                                                              ------------
     ELECTRONIC MANUFACTURING SERVICES -- 0.6%
       International Displayworks, Inc.* ....................         1,680          8,736
       Multi-Fineline Electronix, Inc.* .....................           300          9,957
                                                                              ------------
                                                                                    18,693
                                                                              ------------
     INTERNET SOFTWARE & SERVICES -- 4.0%
       Click Commerce, Inc.* ................................           560         11,049
       Cybersource Corp.* ...................................           960         11,232
       Digital Insight Corp.* ...............................           340         11,658
       Digital River, Inc. ..................................            40          1,616
       HouseValues, Inc.* ...................................           995          6,895
       Interwoven, Inc.* ....................................         1,860         15,959
       Online Resources Corp.* ..............................         2,015         20,835
       Travelzoo, Inc.* .....................................           620         18,811
       Valueclick, Inc.* ....................................           780         11,973
       Webex Communications, Inc.* ..........................           520         18,481
       WebSideStory, Inc.* ..................................           630          7,686
                                                                              ------------
                                                                                   136,195
                                                                              ------------
     IT CONSULTING & OTHER SERVICES -- 0.3%
       Covansys Corp.* ......................................           835         10,496
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP GROWTH FUND
--------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
   SEMICONDUCTOR EQUIPMENT -- 3.0%
       ATMI, Inc.* ..........................................           440   $     10,833
       Credence Systems Corp.* ..............................           610          2,135
       Emcore Corp.* ........................................         2,320         22,272
       Entegris, Inc.* ......................................         2,880         27,446
       P D F Solutions, Inc.* ...............................         1,340         16,629
       Photronics, Inc.* ....................................           560          8,288
       Rudolph Technologies, Inc.* ..........................           286          4,147
       Sirf Technology Holdings, Inc.* ......................           295          9,505
                                                                              ------------
                                                                                   101,255
                                                                              ------------
     SEMICONDUCTORS -- 2.5%
       AMIS HOLDINGS INC.* ..................................           860          8,600
       DSP Group, Inc* ......................................           370          9,194
       Form Factor, Inc.* ...................................           220          9,819
       Microsemi Corp.* .....................................           495         12,068
       Netlogic Microsystems, Inc.* .........................           635         20,479
       Power Integrations, Inc.* ............................           540          9,439
       Silicon Laboratories, Inc.* ..........................           220          7,733
       Trident Microsystems, Inc.* ..........................           450          8,541
                                                                              ------------
                                                                                    85,873
                                                                              ------------
     SYSTEMS SOFTWARE -- 3.2%
       Macrovision Corp.* ...................................           630         13,558
       MICROS Systems, Inc.* ................................           480         20,966
       Progress Software Co.* ...............................           390          9,130
       Quality Systems, Inc. ................................           300         11,046
       Radiant Systems, Inc.* ...............................           900          9,513
       Secure Computing Corp.* ..............................         1,000          8,600
       Vasco Data Security International, Inc.* .............         1,480         12,358
       Wind River Systems, Inc.* ............................         2,370         21,093
                                                                              ------------
                                                                                   106,264
                                                                              ------------
     TECHNOLOGY DISTRIBUTORS -- 0.3%
       Bell Microproducts, Inc.* ............................         1,915         10,379
                                                                              ------------
     TOTAL INFORMATION TECHNOLOGY ...........................                      921,568
                                                                              ------------
   MATERIALS -- 2.7%
     ALUMINUM -- 0.3%
       Aleris International, Inc.* ..........................           240         11,004
                                                                              ------------
     CONSTRUCTION MATERIALS -- 0.4%
       Eagle Materials, Inc. ................................           240         11,400
                                                                              ------------

                                                                                  VALUE
                                                                   SHARES       (NOTE 2)
                                                                -----------   ------------
     DIVERSIFIED METALS & MINING -- 0.5%
       Titanium Metals Corp.* ...............................           460   $     15,815
                                                                              ------------

     STEEL -- 1.5%
       AK Steel Holding Corp.* ..............................         1,120         15,489
       Cleveland-Cliffs, Inc. ...............................           330         26,166
       Reliance Steel & Aluminum Co. ........................           120          9,954
                                                                              ------------
                                                                                    51,609
                                                                              ------------
     TOTAL MATERIALS ........................................                       89,828
                                                                              ------------
   TELECOMMUNICATION SERVICES -- 1.0%
     WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
       Centennial Communications, Inc.* .....................         1,395          7,254
       Dobson Communications Corp.* .........................         1,405         10,861
       SBA Communications Corp. - Class A* ..................           560         14,638
                                                                              ------------
     TOTAL TELECOMMUNICATION SERVICES .......................                       32,753
                                                                              ------------
     TOTAL COMMON STOCK
       (COST $3,199,616) ....................................                    3,306,960
                                                                              ------------
SHORT-TERM INVESTMENTS -- 1.8%
       BlackRock Liquidity Funds
         TempCash Portfolio -
         Institutional Series ...............................        30,860         30,860
       BlackRock Liquidity Funds
         TempFund Portfolio -
         Institutional Series ...............................        30,859         30,859
                                                                              ------------
     TOTAL SHORT-TERM INVESTMENTS
       (COST $61,719) .......................................                       61,719
                                                                              ------------
     TOTAL INVESTMENTS -- 100.0%
       (COST $3,261,335) (1) ................................                 $  3,368,679
                                                                              ============

----------
*     Non-income producing security.

(1) The cost for Federal income tax purposes is $3,266,359. At June 30, 2006, net unrealized appreciation was $102,320. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $299,381, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $197,061.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP VALUE FUND
-------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                  SHARES       (NOTE 2)
                                                                -----------   -----------
COMMON STOCK -- 97.6%
   CONSUMER DISCRETIONARY -- 10.6%
     AUTO PARTS & EQUIPMENT -- 0.5%
       Tenneco, Inc.* .......................................           245   $     6,370
                                                                              -----------
     BROADCASTING & CABLE TV -- 2.4%
       Fisher Communications, Inc.* .........................           775        32,651
                                                                              -----------
     CASINOS & GAMING -- 0.0%
       Riviera Holdings Corp.* ..............................             5           101
                                                                              -----------
     DISTRIBUTORS -- 0.8%
       Building Materials Holding Corp. .....................           420        11,705
                                                                              -----------
     FOOTWEAR -- 1.0%
       Skechers U.S.A., Inc. - Class A* .....................           575        13,863
                                                                              -----------
     HOMEBUILDING -- 0.3%
       Orleans Homebuilders, Inc. ...........................           280         4,550
                                                                              -----------
     LEISURE FACILITIES -- 0.2%
       Six Flags, Inc.* .....................................           400         2,248
                                                                              -----------
     LEISURE PRODUCTS -- 1.2%
       Oakley, Inc. .........................................           275         4,634
       RC2 Corp.* ...........................................           125         4,832
       Sturm, Ruger & Co., Inc. .............................         1,235         7,719
                                                                              -----------
                                                                                   17,185
                                                                              -----------
     MOVIES & ENTERTAINMENT -- 0.6%
       4Kids Entertainment, Inc.* ...........................           545         8,835
                                                                              -----------
     RESTAURANTS -- 2.0%
       AFC Enterprises, Inc.* ...............................           490         6,247
       Luby's, Inc.* ........................................           695         7,249
       McCormick & Schmick's Seafood Restaurants, Inc.* .....           395         9,401
       Papa John's International, Inc.* .....................           140         4,648
                                                                              -----------
                                                                                   27,545
                                                                              -----------
     SPECIALTY STORES -- 0.4%
       Cabela's, Inc. - Class A* ............................           265         5,104
                                                                              -----------
     TIRES & RUBBER -- 1.2%
       Bandag, Inc. .........................................           440        16,100
                                                                              -----------
     TOTAL CONSUMER DISCRETIONARY ...........................                     146,257
                                                                              -----------

                                                                                 VALUE
                                                                  SHARES       (NOTE 2)
                                                                -----------   -----------
   CONSUMER STAPLES -- 3.8%
     BREWERS -- 0.3%
       The Boston Beer Co., Inc. - Class A* .................           145   $     4,247
                                                                              -----------
     FOOD DISTRIBUTORS -- 0.8%
       Performance Food Group Co.* ..........................           165         5,013
       Spartan Stores, Inc. .................................           355         5,193
                                                                              -----------
                                                                                   10,206
                                                                              -----------
     FOOD RETAIL -- 1.5%
       Casey's General Stores, Inc. .........................           370         9,254
       Great Atlantic & Pacific Tea Co., Inc. ...............           520        11,814
                                                                              -----------
                                                                                   21,068
                                                                              -----------
     PACKAGED FOODS & MEATS -- 1.2%
       Lancaster Colony Corp. ...............................           420        16,578
                                                                              -----------
     TOTAL CONSUMER STAPLES .................................                      52,099
                                                                              -----------
   ENERGY -- 6.3%
     COAL & CONSUMABLE FUELS -- 0.6%
       Foundation Coal Holdings, Inc. .......................           195         9,151
                                                                              -----------
     OIL & GAS EQUIPMENT & SERVICES -- 2.8%
       Gulf Island Fabrication, Inc. ........................           495         9,920
       GulfMark Offshore, Inc.* .............................           195         5,037
       Lufkin Industries, Inc. ..............................           205        12,183
       Maverick Tube Corp.* .................................            40         2,528
       Oil States International, Inc.* ......................           130         4,456
       Veritas DGC, Inc.* ...................................            85         4,384
                                                                              -----------
                                                                                   38,508
                                                                              -----------
     OIL & GAS EXPLORATION & PRODUCTION -- 2.5%
       Cabot Oil & Gas Corp. ................................            85         4,165
       Callon Petroleum Co.* ................................           505         9,767
       Edge Petroleum Corp.* ................................           225         4,496
       Petrohawk Energy Corp.* ..............................           395         4,977
       W&T Offshore, Inc. ...................................           280        10,889
                                                                              -----------
                                                                                   34,294
                                                                              -----------
     OIL & GAS REFINING & MARKETING -- 0.4%
       Holly Corp. ..........................................           110         5,302
                                                                              -----------
     TOTAL ENERGY ...........................................                      87,255
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP VALUE FUND
-------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                  SHARES       (NOTE 2)
                                                                -----------   -----------
   FINANCIALS -- 36.1%
     ASSET MANAGEMENT & CUSTODY BANKS -- 2.0%
       Apollo Investment Corp. ..............................           587   $    10,848
       Gladstone Capital Corp. ..............................           405         8,663
       Technology Investment Capital Corp. ..................           601         8,804
                                                                              -----------
                                                                                   28,315
                                                                              -----------
     CONSUMER FINANCE -- 1.7%
       Advanta Corp - Class B ...............................           415        14,919
       Compucredit Corp.* ...................................           240         9,226
                                                                              -----------
                                                                                   24,145
                                                                              -----------
     LIFE & HEALTH INSURANCE -- 4.3%
       American Equity Investment Life Holdings Co. .........           685         7,302
       Great American Financial Resources, Inc. .............           315         6,593
       Kansas City Life Insurance Co. .......................           715        30,152
       KMG America Corp.* ...................................         1,235        10,954
       Universal American Financial Corp.* ..................           330         4,340
                                                                              -----------
                                                                                   59,341
                                                                              -----------
     PROPERTY & CASUALTY INSURANCE -- 6.7%
       American Physicians Capital, Inc.* ...................           200        10,518
       Argonaut Group, Inc.* ................................           280         8,411
       Baldwin & Lyons Inc. - Class B .......................           340         8,670
       First Acceptance Corp.* ..............................           855        10,072
       FPIC Insurance Group, Inc.* ..........................           250         9,688
       Infinity Property & Casual Corp. .....................           260        10,660
       LandAmerica Financial Group, Inc. ....................           115         7,429
       Navigators Group, Inc.* ..............................           115         5,039
       ProAssurance Corp.* ..................................           195         9,395
       Zenith National Insurance Corp. ......................           300        11,901
                                                                              -----------
                                                                                   91,783
                                                                              -----------
     REAL ESTATE INVESTMENT TRUSTS -- 10.4%
       BioMed Realty Trust, Inc. ............................           575        17,216
       DiamondRock Hospitality Co. ..........................           765        11,330
       Digital Realty Trust, Inc. ...........................           460        11,357
       Entertainment Properties Trust .......................           100         4,305
       First Potomac Realty Trust ...........................           155         4,617
       HomeBanc Corp. .......................................           500         3,970

                                                                                 VALUE
                                                                  SHARES       (NOTE 2)
                                                                -----------   -----------
     REAL ESTATE INVESTMENT TRUSTS -- (CONTINUED)
       Inland Real Estate Corp. .............................           590   $     8,779
       Longview Fibre Co. ...................................           105         2,004
       Ltc Properties, Inc. .................................           665        14,863
       Maguire Properties, Inc. .............................           200         7,034
       National Health Investors, Inc. ......................           340         9,143
       Nationwide Health Properties, Inc. ...................         1,445        32,527
       Origen Financial Inc. ................................         2,470        15,857
                                                                              -----------
                                                                                  143,002
                                                                              -----------
     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
       Trammell Crow Co.* ...................................           350        12,309
                                                                              -----------
     REGIONAL BANKS -- 5.8%
       Community Bancorp* ...................................           215         6,682
       Heritage Commerce Corp. ..............................           250         6,198
       MainSource Financial Group, Inc.* ....................         1,465        25,535
       Signature Bank* ......................................           275         8,904
       Sterling Financial Corp. .............................           445        13,577
       Sun Bancorp, Inc.* ...................................           388         6,301
       Superior Bancorp.* ...................................           610         6,710
       The Bancorp Bank* ....................................           265         6,628
                                                                              -----------
                                                                                   80,535
                                                                              -----------
     SPECIALIZED FINANCE -- 0.5%
       NYSE Group, Inc.* ....................................            95         6,506
                                                                              -----------
     THRIFTS & MORTGAGE FINANCE -- 3.8%
       BFC Financial Corp. - Class A* .......................           940         6,505
       Capital Crossing Bank* ...............................           155         3,813
       Clifton Savings Bancorp, Inc. ........................           655         7,093
       NewAlliance Bancshares, Inc. .........................         2,425        34,702
                                                                              -----------
                                                                                   52,113
                                                                              -----------
     TOTAL FINANCIALS .......................................                     498,049
                                                                              -----------
   HEALTH CARE -- 1.2%
     HEALTH CARE - EQUIPMENT -- 0.2%
       DexCom Inc.* .........................................           175         2,377
                                                                              -----------
     HEALTH CARE FACILITIES -- 0.6%
       Medcath Corp.* .......................................           485         9,137
                                                                              -----------
     MANAGED HEALTH CARE -- 0.4%
       Magellan Health Services, Inc.* ......................           120         5,437
                                                                              -----------
     TOTAL HEALTH CARE ......................................                      16,951
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP VALUE FUND
-------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                  SHARES       (NOTE 2)
                                                                -----------   -----------
   INDUSTRIALS -- 17.4%
     AEROSPACE & DEFENSE -- 2.9%
       Esterline Technologies Corp.* ........................           265   $    11,021
       Hexcel Corp.* ........................................           445         6,991
       Orbital Sciences Corp.* ..............................           790        12,751
       Teledyne Technologies, Inc.* .........................           290         9,500
                                                                              -----------
                                                                                   40,263
                                                                              -----------
     AIR FREIGHT & LOGISTICS -- 1.4%
       ABX Air, Inc.* .......................................           635         3,835
       Forward Air Corp. ....................................           380        15,478
                                                                              -----------
                                                                                   19,313
                                                                              -----------
     BUILDING PRODUCTS -- 1.2%
       NCI Building Systems, Inc.* ..........................           165         8,773
       Universal Forest Products, Inc. ......................           120         7,528
                                                                              -----------
                                                                                   16,301
                                                                              -----------
     CONSTRUCTION & ENGINEERING -- 1.0%
       Comfort Systems USA, Inc. ............................           645         9,217
       Quanta Services Inc.* ................................           295         5,112
                                                                              -----------
                                                                                   14,329
                                                                              -----------
     CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 0.3%
       Gehl Co.* ............................................           170         4,340
                                                                              -----------
     ELECTRICAL COMPONENTS & EQUIPMENT -- 4.4%
       C & D Technologies, Inc. .............................           820         6,166
       Komag, Inc.* .........................................           265        12,238
       LSI Industries, Inc. .................................           850        14,441
       Regal-Beloit Corp. ...................................           320        14,128
       Superior Essex, Inc.* ................................           305         9,129
       Woodward Governor Co. ................................           135         4,119
                                                                              -----------
                                                                                   60,221
                                                                              -----------
     HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.3%
       Hudson Highland Group, Inc.* .........................           335         3,615
                                                                              -----------
     INDUSTRIAL MACHINERY -- 2.2%
       EnPro Industries, Inc.* ..............................           130         4,368
       ESCO Technologies, Inc.* .............................           190        10,156
       Valmont Industries, Inc. .............................           105         4,881
       Watts Water Technologies, Inc. - Class A .............           310        10,400
                                                                              -----------
                                                                                   29,805
                                                                              -----------

                                                                                 VALUE
                                                                  SHARES       (NOTE 2)
                                                                -----------   -----------
     TRADING COMPANIES & DISTRIBUTORS -- 1.8%
       Huttig Building Products, Inc.* ......................         1,200   $     9,720
       Lawson Products, Inc. ................................           385        15,177
                                                                              -----------
                                                                                   24,897
                                                                              -----------
     TRUCKING -- 1.9%
       Frozen Food Express Industries, Inc.* ................           360         3,967
       Marten Transport, Ltd.* ..............................           765        16,631
       USATruck, Inc.* ......................................           345         6,148
                                                                              -----------
                                                                                   26,746
                                                                              -----------
     TOTAL INDUSTRIALS ......................................                     239,830
                                                                              -----------
   INFORMATION TECHNOLOGY -- 12.0%
     APPLICATION SOFTWARE -- 0.9%
       Quest Software, Inc.* ................................           580         8,143
       TIBCO Software, Inc.* ................................           550         3,878
                                                                              -----------
                                                                                   12,021
                                                                              -----------
     COMMUNICATIONS EQUIPMENT -- 3.1%
       Belden CDT, Inc. .....................................           570        18,838
       C-COR.net Corp.* .....................................           805         6,215
       Powerwave Technologies, Inc.* ........................         1,325        12,084
       SafeNet, Inc.* .......................................           285         5,050
                                                                              -----------
                                                                                   42,187
                                                                              -----------
     COMPUTER HARDWARE -- 0.7%
       Palm, Inc.* ..........................................           600         9,660
                                                                              -----------
     COMPUTER STORAGE & PERIPHERALS -- 0.5%
       Emulex Corp.* ........................................           420         6,833
                                                                              -----------
     ELECTRONIC EQUIPMENT MANUFACTURERS -- 1.2%
       Coherent, Inc.* ......................................           325        10,962
       Electro Scientific Industries, Inc.* .................           345         6,207
                                                                              -----------
                                                                                   17,169
                                                                              -----------
     ELECTRONIC MANUFACTURING SERVICES -- 1.1%
       CTS Corp. ............................................         1,000        14,890
                                                                              -----------
     INTERNET SOFTWARE & SERVICES -- 2.3%
       Internet Capital Group, Inc.* ........................           625         5,625
       Interwoven, Inc.* ....................................           655         5,620
       United Online Inc ....................................         1,065        12,780
       webMethods, Inc.* ....................................           840         8,291
                                                                              -----------
                                                                                   32,316
                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS / SMALL-CAP VALUE FUND
-------------------------------------------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                                 VALUE
                                                                  SHARES       (NOTE 2)
                                                                -----------   -----------
     IT CONSULTING & OTHER SERVICES -- 1.0%
       Covansys Corp.* ......................................           615   $     7,731
       Modis Professional Services, Inc.* ...................           370         5,572
                                                                              -----------
                                                                                   13,303
                                                                              -----------
     SEMICONDUCTOR EQUIPMENT -- 0.6%
       Cohu, Inc. ...........................................           350         6,143
       Credence Systems Corp.* ..............................           560         1,960
                                                                              -----------
                                                                                    8,103
                                                                              -----------
     SEMICONDUCTORS -- 0.6%
       DSP Group, Inc* ......................................           350         8,697
                                                                              -----------
     TOTAL INFORMATION TECHNOLOGY ...........................                     165,179
                                                                              -----------
   MATERIALS -- 4.9%
     COMMODITY CHEMICALS -- 1.5%
       Calgon Carbon Corp. ..................................           380         2,314
       Pioneer Companies, Inc.* .............................           315         8,593
       Wellman, Inc. ........................................         1,075         4,343
       Westlake Chemical Corp. ..............................           185         5,513
                                                                              -----------
                                                                                   20,763
                                                                              -----------
     CONSTRUCTION MATERIALS -- 0.6%
       Texas Industries, Inc. ...............................           160         8,496
                                                                              -----------
     DIVERSIFIED METALS & MINING -- 0.1%
       Compass Minerals International, Inc. .................            60         1,497
                                                                              -----------
     METAL & GLASS CONTAINERS -- 1.0%
       Greif Corp. - Class A ................................           190        14,242
                                                                              -----------
     PAPER PRODUCTS -- 1.0%
       Glatfelter ...........................................           900        14,283
                                                                              -----------
     SPECIALTY CHEMICALS -- 0.5%
       Fuller, Co. ..........................................           145         6,318
                                                                              -----------
     STEEL -- 0.2%
       Ryerson Tull, Inc. ...................................            10           270
       Wheeling-Pittsburgh Corp.* ...........................            95         1,890
                                                                              -----------
                                                                                    2,160
                                                                              -----------
     TOTAL MATERIALS ........................................                      67,759
                                                                              -----------

                                                                                 VALUE
                                                                  SHARES       (NOTE 2)
                                                                -----------   -----------
   TELECOMMUNICATION SERVICES -- 0.7%
     INTEGRATED TELECOMMUNICATION SERVICES -- 0.5%
       TALK America Holdings, Inc.* .........................           975   $     6,035
                                                                              -----------
     WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
       Centennial Communications, Inc. ......................           630         3,276
                                                                              -----------
     TOTAL TELECOMMUNICATION SERVICES .......................                       9,311
                                                                              -----------
   UTILITIES -- 4.6%
     ELECTRIC UTILITIES -- 3.4%
       Duquesne Light Holdings, Inc. ........................         2,205        36,250
       Sierra Pacific Resources Corp.* ......................           750        10,500
                                                                              -----------
                                                                                   46,750
                                                                              -----------
     GAS UTILITIES -- 1.2%
       EnergySouth, Inc. ....................................           200         6,246
       Nicor, Inc. ..........................................           230         9,545
                                                                              -----------
                                                                                   15,791
                                                                              -----------
     TOTAL UTILITIES ........................................                      62,541
                                                                              -----------
     TOTAL COMMON STOCK
       (COST $1,317,712) ....................................                   1,345,231
                                                                              -----------

SHORT-TERM INVESTMENTS -- 2.4%
       BlackRock Liquidity Funds TempCash Portfolio -
       Institutional Series .................................        16,860        16,860
       BlackRock Liquidity Funds TempFund Portfolio -
       Institutional Series .................................        16,860        16,860
                                                                              -----------
     TOTAL SHORT-TERM INVESTMENTS
       (COST $33,720) .......................................                      33,720
                                                                              -----------
     TOTAL INVESTMENTS -- 100.0%
       (COST $1,351,432)(1) .................................                 $ 1,378,951
                                                                              ===========

----------
*     Non-income producing security.

(1) The cost for Federal income tax purposes is $1,354,826. At June 30, 2006, net unrealized appreciation was $24,125. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $93,151, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $69,026.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                          LARGE-CAP    LARGE-CAP     LARGE-CAP    MID-CAP     SMALL-CAP    SMALL-CAP    SMALL-CAP
                                          CORE FUND   GROWTH FUND   VALUE FUND   CORE FUND    CORE FUND   GROWTH FUND  VALUE FUND
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
ASSETS:
Investment in securities, at value* ..   $51,923,934  $ 50,438,960  $42,404,362  $5,968,625  $48,524,162  $ 3,368,679  $1,378,951
Securities lending collateral ........     7,255,234            --    8,983,736          --    2,181,604           --          --
Receivable for fund shares sold ......         6,596            --       20,000          --           --           --          --
Receivable for investments sold ......            --            --           --          --      447,425           --          --
Receivable from Advisor ..............         9,117            --           --      17,854           --       23,687      23,327
Dividends and interest receivable ....        77,096        59,499       50,070       5,567       35,143        1,547       2,187
Other assets .........................         5,399         6,440        7,464      17,462        6,981       17,379      17,266
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
Total assets .........................    59,277,376    50,504,899   51,465,632   6,009,508   51,195,315    3,411,292   1,421,731
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
LIABILITIES:
Obligation to return securities
   lending collateral ................     7,255,234            --    8,983,736          --    2,181,604           --          --
Payable for fund shares redeemed .....        82,271       101,140        2,819          --        9,273       20,000          --
Payable for investments
   purchased .........................            --            --           --          --      184,214           --          --
Accrued advisory fee .................            --        24,863       20,742          --       32,635           --          --
Other accrued expenses ...............        33,589        48,714       26,750      34,741       27,419       38,062      39,979
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
Total liabilities ....................     7,371,094       174,717    9,034,047      34,741    2,435,145       58,062      39,979
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
Net Assets ...........................   $51,906,282  $ 50,330,182  $42,431,585  $5,974,767  $48,760,170  $ 3,353,230  $1,381,752
                                         ===========  ============  ===========  ==========  ===========  ===========  ==========
NET ASSETS CONSIST OF:
Paid-in capital ......................   $54,821,956  $139,542,374  $38,884,909  $6,048,738  $37,592,006  $ 3,371,692  $1,359,576
Undistributed net investment
   income (accumulated loss) .........        12,821        (9,884)      13,637       6,016       (9,884)        (923)      2,974
Accumulated net realized gain
   (loss)on investments ..............    (5,336,388)  (87,773,986)  (2,382,940)   (189,252)   5,317,323     (124,883)     (8,317)
Net unrealized appreciation
   (depreciation) of investments .....     2,407,893    (1,428,322)   5,915,979     109,265    5,860,725      107,344      27,519
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
Net Assets ...........................   $51,906,282  $ 50,330,182  $42,431,585  $5,974,767  $48,760,170  $ 3,353,230  $1,381,752
                                         ===========  ============  ===========  ==========  ===========  ===========  ==========
NET ASSETS BY SHARE CLASS:
   Institutional Shares ..............   $51,896,275  $ 50,320,523  $42,421,249  $5,964,696  $48,749,606  $ 3,342,915  $1,371,356
   Investor Shares ...................        10,007         9,659       10,336      10,071       10,564       10,315      10,396
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
                                         $51,906,282  $ 50,330,182  $42,431,585  $5,974,767  $48,760,170  $ 3,353,230  $1,381,752
                                         ===========  ============  ===========  ==========  ===========  ===========  ==========
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING:
   ($0.01 par value, unlimited
     authorized shares):
   Institutional Shares ..............     3,172,449     4,689,237    3,886,529     592,921    4,318,039      323,619     132,172
   Investor Shares ...................           612           901          947       1,001          937        1,000       1,002

PER SHARE:
   Institutional Shares (net asset
     value, offering and
     redemption price) ...............   $     16.36  $      10.73  $     10.91  $    10.06  $     11.29  $     10.33  $    10.38
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
   Investor Shares (net asset
     value (NAV) and redemption
     price) ..........................   $     16.35  $      10.72  $     10.91  $    10.06  $     11.27  $     10.32  $    10.38
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------
   Investor Shares (Public
     offering price -- NAV / 0.965)      $     16.94  $      11.11  $     11.31  $    10.42  $     11.68  $     10.69  $    10.76
                                         -----------  ------------  -----------  ----------  -----------  -----------  ----------

*Investments at cost .................   $49,516,041  $ 51,867,282  $36,488,383  $5,859,360  $42,663,437  $ 3,261,335  $1,351,432

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2006

                                        LARGE-CAP   LARGE-CAP    LARGE-CAP     MID-CAP      SMALL-CAP      SMALL-CAP     SMALL-CAP
                                        CORE FUND  GROWTH FUND   VALUE FUND   CORE FUND 1   CORE FUND    GROWTH FUND 1  VALUE FUND 1
                                       ----------  -----------  -----------  ------------  -----------  --------------  ------------
INVESTMENT INCOME:
   Dividends ......................... $  653,746  $   473,959  $   854,894  $     38,712  $   277,444  $       11,212  $    12,461
   Interest ..........................     29,664       17,136       10,885         2,732       49,890           1,554          683
   Securities lending ................      6,810           --       13,916            --        3,010              --           --
   Foreign tax withheld ..............         --           --           --            --         (351)             --           --
                                       ----------  -----------  -----------  ------------  -----------  --------------  -----------
   Total investment income ...........    690,220      491,095      879,695        41,444      329,993          12,766       13,144
                                       ----------  -----------  -----------  ------------  -----------  --------------  -----------
EXPENSES:
   Advisory fees .....................    250,489      262,718      268,536        17,704      430,180          11,995        5,016
   Administration and accounting
     fees ............................     56,360       57,976       56,417        17,515       66,628          16,969       15,998
   Custody fees ......................     17,529       19,183       16,112        14,583       34,399          16,604       14,721
   Compliance services ...............      6,285        6,568        6,965         2,063        7,673           1,993        1,921
   Distribution fees-Investor
     Shares ..........................         14           13           14            14           14              14           14
   Transfer Agent fees ...............     14,261       15,989       17,084         1,023       21,365             796          578
   Reports to shareholders ...........     21,335       23,674       15,706        13,210       25,275          15,102       15,102
   Trustees' fees ....................     17,757       19,256       18,281         9,910       18,281           9,910        9,910
   Registration fees .................     29,305       28,974       25,841        19,832       27,536          19,698       19,571
   Professional fees .................     49,251       48,776       38,737        30,971       51,365          32,016       31,983
   Other .............................     12,151       24,163       14,696         5,733       16,522           5,450        5,400
                                       ----------  -----------  -----------  ------------  -----------  --------------  -----------
     Total expenses before fee
       waivers and expense
       reimbursements ................    474,737      507,290      478,389       132,558      699,238         130,547      120,214
     Expenses waived/reimbursed
       by Advisor ....................   (130,896)          --           --       (95,800)          --        (102,286)    (101,725)
     Sub-administration and
       accounting fees waived ........     (9,841)      (9,650)     (10,718)      (11,453)      (9,409)        (11,453)     (11,453)
                                       ----------  -----------  -----------  ------------  -----------  --------------  -----------
       Total expenses, net ...........    334,000      497,640      467,671        25,305      689,829          16,808        7,036
                                       ----------  -----------  -----------  ------------  -----------  --------------  -----------
   Net investment income (loss) ......    356,220       (6,545)     412,024        16,139     (359,836)         (4,042)       6,108
                                       ----------  -----------  -----------  ------------  -----------  --------------  -----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on
     investments .....................    738,426    3,836,033    7,234,226      (189,252)   8,907,810        (124,883)      (8,317)
   Net increase (decrease) in
     unrealized appreciation
     (depreciation) on investments ...    736,847   (3,345,036)  (3,752,182)      109,265   (1,937,594)        107,344       27,519
                                       ----------  -----------  -----------  ------------  -----------  --------------  -----------
   Net gain (loss) on investments ....  1,475,273      490,997    3,482,044       (79,987)   6,970,216         (17,539)      19,202
                                       ----------  -----------  -----------  ------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS ........................ $1,831,493  $   484,452  $ 3,894,068  $    (63,848) $ 6,610,380  $      (21,581) $    25,310
                                       ==========  ===========  ===========  ============  ===========  ==============  ===========

----------
1     Commenced operations on December 20, 2005.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                 LARGE-CAP                       LARGE-CAP                      LARGE-CAP
                                                 CORE FUND                      GROWTH FUND                     VALUE FUND
                                        ----------------------------   ----------------------------   -----------------------------
                                                  FOR THE                         FOR THE                        FOR THE
                                            FISCAL YEARS ENDED              FISCAL YEARS ENDED              FISCAL YEARS ENDED
                                                 JUNE 30,                        JUNE 30,                        JUNE 30,
                                        ----------------------------   ----------------------------   -----------------------------
                                            2006           2005            2006            2005           2006            2005
                                        ------------   -------------   ------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) ......  $    356,220   $     348,491   $     (6,545)  $     120,811   $     412,024   $     580,817
   Net realized gain on investments ..       738,426       3,830,768      3,836,033       1,798,231       7,234,226       1,286,650
   Net increase (decrease) in
      unrealized appreciation
      (depreciation) on investments ..       736,847      (4,097,998)    (3,345,036)       (444,194)     (3,752,182)      2,524,834
                                        ------------   -------------   ------------   -------------   -------------   -------------
   Net increase in net assets
      resulting from operations ......     1,831,493          81,261        484,452       1,474,848       3,894,068       4,392,301
                                        ------------   -------------   ------------   -------------   -------------   -------------
Distributions to shareholders from:
   Net investment income:
      Institutional Shares ...........      (688,796)       (431,649)       (15,667)       (111,227)       (650,350)       (573,119)
      Investor Shares ................           (54)             --             --              --             (33)             --
                                        ------------   -------------   ------------   -------------   -------------   -------------
Total distributions ..................      (688,850)       (431,649)       (15,667)       (111,227)       (650,383)       (573,119)
                                        ------------   -------------   ------------   -------------   -------------   -------------
Fund share transactions (Note 6):
   Proceeds from shares sold .........    31,946,144      11,357,848     23,429,306       5,238,278       3,419,162       4,908,359
   Cost of shares issued on
      reinvestment of distributions ..       258,488         347,589         10,074          72,394         433,309         386,107
   Cost of shares redeemed ...........    (8,270,150)    (43,320,195)    (9,387,352)    (20,282,594)    (12,632,983)    (12,874,460)
                                        ------------   -------------   ------------   -------------   -------------   -------------
Net increase (decrease) in net assets
   from Fund share transactions ......    23,934,482     (31,614,758)    14,052,028     (14,971,922)     (8,780,512)     (7,579,994)
                                        ------------   -------------   ------------   -------------   -------------   -------------
Total increase (decrease) in net
   assets ............................    25,077,125     (31,965,146)    14,520,813     (13,608,301)     (5,536,827)     (3,760,812)
NET ASSETS:
   Beginning of year .................    26,829,157      58,794,303     35,809,369      49,417,670      47,968,412      51,729,224
                                        ------------   -------------   ------------   -------------   -------------   -------------
   End of year .......................  $ 51,906,282   $  26,829,157   $ 50,330,182   $  35,809,369   $  42,431,585   $  47,968,412
                                        ============   =============   ============   =============   =============   =============
Undistributed net investment income
   (accumulated loss) ................  $     12,821   $     345,451   $     (9,884)  $       6,556   $      13,637   $     251,996
                                        ------------   -------------   ------------   -------------   -------------   -------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                MID-CAP              SMALL-CAP              SMALL-CAP     SMALL-CAP
                                               CORE FUND             CORE FUND             GROWTH FUND    VALUE FUND
                                             ------------   ---------------------------   ------------   ------------
                                                                      FOR THE
                                               FOR THE           FISCAL YEARS ENDED          FOR THE        FOR THE
                                             PERIOD ENDED             JUNE 30,            PERIOD ENDED   PERIOD ENDED
                                               JUNE 30,     ---------------------------     JUNE 30,       JUNE 30,
                                                2006 1          2006           2005           2006 1         2006 1
                                             ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) ..........   $     16,139   $   (359,836)  $   (450,249)  $     (4,042)  $      6,108
   Net realized gain (loss) on
      investments ........................       (189,252)     8,907,810        343,319       (124,883)        (8,317)
   Net increase (decrease) in
      unrealized appreciation
      (depreciation) on investments ......        109,265     (1,937,594)     3,042,204        107,344         27,519
                                             ------------   ------------   ------------   ------------   ------------
   Net increase (decrease) in net
      assets resulting from operations ...        (63,848)     6,610,380      2,935,274        (21,581)        25,310
                                             ------------   ------------   ------------   ------------   ------------
Distributions to shareholders from:
   Net investment income:
      Institutional Shares ...............        (13,748)            --             --             --         (4,257)
      Investor Shares ....................            (10)            --             --             --            (20)
                                             ------------   ------------   ------------   ------------   ------------
                                                  (13,758)            --             --             --         (4,277)
                                             ------------   ------------   ------------   ------------   ------------
   Net realized gains:
      Institutional Shares ...............             --     (3,319,222)    (4,641,650)            --             --
                                             ------------   ------------   ------------   ------------   ------------
Total distributions ......................        (13,758)    (3,319,222)    (4,641,650)            --         (4,277)
                                             ------------   ------------   ------------   ------------   ------------
Fund share transactions (Note 6):
   Proceeds from shares sold .............      6,372,244      6,908,260      9,533,231      3,532,700      1,357,000
   Cost of shares issued on
      reinvestment of distributions ......          3,047      2,519,931      4,233,754             --          3,719
   Cost of shares redeemed ...............       (322,918)   (17,469,366)   (31,874,203)      (157,889)            --
                                             ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
   from Fund share transactions ..........      6,052,373     (8,041,175)   (18,107,218)     3,374,811      1,360,719
                                             ------------   ------------   ------------   ------------   ------------
Total increase (decrease) in net
   assets ................................      5,974,767     (4,750,017)   (19,813,594)     3,353,230      1,381,752
NET ASSETS:
   Beginning of period ...................             --     53,510,187     73,323,781             --             --
                                             ------------   ------------   ------------   ------------   ------------
   End of period .........................   $  5,974,767   $ 48,760,170   $ 53,510,187   $  3,353,230   $  1,381,752
                                             ============   ============   ============   ============   ============
Undistributed net investment income
   (accumulated loss) ....................   $      6,016   $     (9,884)  $       (975)  $       (923)  $      2,974
                                             ------------   ------------   ------------   ------------   ------------

----------
1     Commenced operations on December 20, 2005.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                                       FOR THE FISCAL YEARS ENDED JUNE 30,
                                                              ------------------------------------------------------
                                                                2006        2005       2004       2003        2002
                                                              --------    --------   --------   --------    --------
LARGE-CAP CORE FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF YEAR .......................  $  15.61    $  14.87   $  13.14   $  13.68    $  18.17
                                                              --------    --------   --------   --------    --------
INVESTMENT OPERATIONS:
   Net investment income ...................................      0.14 1      0.45       0.10       0.15        0.11
   Net realized and unrealized gain (loss) on investments ..      0.86        0.65       1.78      (0.55)      (4.15)
                                                              --------    --------   --------   --------    --------
      Total from investment operations .....................      1.00        1.10       1.88      (0.40)      (4.04)
                                                              --------    --------   --------   --------    --------
DISTRIBUTIONS:
   From net investment income ..............................     (0.25)      (0.36)     (0.15)     (0.11)      (0.08)
   From net realized gains .................................        --          --         --      (0.03)      (0.37)
                                                              --------    --------   --------   --------    --------
      Total distributions ..................................     (0.25)      (0.36)     (0.15)     (0.14)      (0.45)
                                                              --------    --------   --------   --------    --------
NET ASSET VALUE -- END OF YEAR .............................  $  16.36    $  15.61   $  14.87   $  13.14    $  13.68
                                                              ========    ========   ========   ========    ========
TOTAL RETURN ...............................................      6.41%       7.51%     14.38%     (2.86)%    (22.66)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 2
   Expenses:
      Including expense limitations ........................      0.80%       0.80%      0.80%      0.80%       0.80%
      Excluding expense limitations ........................      1.14%       1.43%      1.13%      1.05%       1.00%
   Net investment income ...................................      0.85%       1.16%      0.73%      1.04%       0.64%
Portfolio turnover rate ....................................        91%        113%        27%        50%         68%
Net assets at the end of year (000 omitted) ................  $ 51,896    $ 26,829   $ 58,794   $ 61,380    $ 80,831

----------
1 The net investment income per share was calculated using the average shares outstanding method.

2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I -- Large Cap Core Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
LARGE-CAP CORE FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ....................       $ 16.43
                                                                  -------
INVESTMENT OPERATIONS:
   Net investment income 2 ................................          0.06
   Net realized and unrealized loss on investments ........         (0.05)
                                                                  -------
      Total from investment operations ....................          0.01
                                                                  -------
DISTRIBUTIONS:
   From net investment income .............................         (0.09)
                                                                  -------
      Total distributions .................................         (0.09)
                                                                  -------
NET ASSET VALUE -- END OF PERIOD ..........................       $ 16.35
                                                                  =======
TOTAL RETURN 3 ............................................          0.06%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .......................          1.05%*
      Excluding expense limitations .......................          1.37%*
   Net investment income ..................................          0.72%*
Portfolio turnover rate ...................................            91% 4
Net assets at the end of period (000 omitted) .............       $    10

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                         FOR THE FISCAL YEARS ENDED JUNE 30,
                                                              ---------------------------------------------------------
                                                                2006         2005 1       2004       2003        2002
                                                              --------      --------    --------   --------    --------
LARGE-CAP GROWTH FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF YEAR .......................  $  10.31      $   9.93    $   8.73   $   8.70    $  12.69
                                                              --------      --------    --------   --------    --------
INVESTMENT OPERATIONS:
   Net investment income ...................................        -- 2,4      0.03        0.01         -- 2        -- 2
   Net realized and unrealized gain (loss) on investments ..      0.42          0.38        1.20       0.03       (3.99)
                                                              --------      --------    --------   --------    --------
      Total from investment operations .....................      0.42          0.41        1.21       0.03       (3.99)
                                                              --------      --------    --------   --------    --------
DISTRIBUTIONS:
   From net investment income ..............................        -- 2       (0.03)      (0.01)        --          --
                                                              --------      --------    --------   --------    --------
      Total distributions ..................................        --         (0.03)      (0.01)        --          --
                                                              --------      --------    --------   --------    --------
NET ASSET VALUE - END OF YEAR ..............................  $  10.73      $  10.31    $   9.93   $   8.73    $   8.70
                                                              ========      ========    ========   ========    ========
TOTAL RETURN ...............................................      4.12%         4.09%      13.86%      0.35%     (31.44)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses:
      Including expense limitations ........................      1.13%         1.10%       0.98%      0.95%       0.85%
      Excluding expense limitations ........................      1.15%         1.15%       1.01%      0.98%       0.85%
   Net investment income (loss) ............................     (0.01)%        0.28%       0.08%     (0.02)%     (0.04)%
Portfolio turnover rate ....................................       129%          230%         87%        51%         75%
Net assets at the end of year (000 omitted) ................  $ 50,321      $ 35,809    $ 49,418   $ 58,620    $ 76,892

----------
1 Effective December 15, 2004, Rodney Square Management Corporation replaced Roxbury Capital Management, LLC as the Adviser to the Large-Cap Growth Fund.

2     Less than $0.01 per share.

3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I--WT Large Cap Growth Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

4 The net investment income (loss) per share was calculated using the average shares outstanding method.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                  THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
LARGE-CAP GROWTH FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ....................      $ 11.10
                                                                 -------
INVESTMENT OPERATIONS:
   Net investment loss 2 ..................................        (0.01)
   Net realized and unrealized loss on investments ........        (0.37)
                                                                 -------
      Total from investment operations ....................        (0.38)
                                                                 -------
NET ASSET VALUE -- END OF PERIOD ..........................      $ 10.72
                                                                 =======
TOTAL RETURN 3 ............................................        (3.42)%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .......................         1.38%*
      Excluding expense limitations .......................         1.40%*
   Net investment loss ....................................        (0.12)%*
Portfolio turnover rate ...................................          129% 4
Net assets at the end of period (000 omitted) .............      $    10

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                        FOR THE FISCAL YEARS ENDED JUNE 30,
                                                              ----------------------------------------------------
                                                                2006       2005       2004       2003       2002
                                                              --------   --------   --------   --------   --------
LARGE-CAP VALUE FUND -- INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF YEAR .......................  $  10.16   $   9.45   $   8.19   $   8.20   $  11.13
                                                              --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
   Net investment income ...................................    0.10 2       0.12       0.08       0.06       0.07
   Net realized and unrealized gain (loss) on investments ..      0.81       0.70       1.26       0.01      (2.68)
                                                              --------   --------   --------   --------   --------
      Total from investment operations .....................      0.91       0.82       1.34       0.07      (2.61)
                                                              --------   --------   --------   --------   --------
DISTRIBUTIONS:
   From net investment income ..............................     (0.16)     (0.11)     (0.08)     (0.07)     (0.09)
   From net realized gains .................................        --         --         --      (0.01)     (0.23)
                                                              --------   --------   --------   --------   --------
      Total distributions ..................................     (0.16)     (0.11)     (0.08)     (0.08)     (0.32)
                                                              --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF YEAR .............................  $  10.91   $  10.16   $   9.45   $   8.19   $   8.20
                                                              ========   ========   ========   ========   ========
TOTAL RETURN ...............................................      8.99%      8.66%     16.47%      0.92%    (24.02)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 1
   Expenses:
      Including expense limitations ........................      1.04%      1.02%      1.00%      1.06%      0.92%
      Excluding expense limitations ........................      1.06%      1.05%      1.03%      1.13%      0.93%
   Net investment income ...................................      0.91%      1.13%      0.94%      0.93%      0.66%
Portfolio turnover rate ....................................       129%        28%        26%        87%       100%
Net assets at the end of year (000 omitted) ................  $ 42,421   $ 47,968   $ 51,729   $ 47,301   $ 52,064

----------
1 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios included expenses allocated from the master fund, WT Investment Trust I -- Large Cap Value Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

2 The net investment income per share was calculated using the average shares outstanding method.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                 JUNE 30, 2006
                                                             -------------------
LARGE-CAP VALUE FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ....................      $ 10.59
                                                                 -------

INVESTMENT OPERATIONS:
   Net investment income 2 ................................         0.04
   Net realized and unrealized gain on investments ........         0.31
                                                                 -------
      Total from investment operations ....................         0.35
                                                                 -------
DISTRIBUTIONS:
   From investment income .................................        (0.03)
                                                                 -------
      Total distributions .................................        (0.03)
                                                                 -------
NET ASSET VALUE -- END OF PERIOD ..........................      $ 10.91
                                                                 =======
TOTAL RETURN 3 ............................................         3.36%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .......................         1.34%*
      Excluding expense limitations .......................         1.38%*
   Net investment income ..................................         0.77%*
Portfolio turnover rate ...................................          129% 4
Net assets at the end of period (000 omitted) .............      $    10

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                  THROUGH
                                                               JUNE 30, 2006
                                                             -------------------
MID-CAP CORE FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ....................        $ 10.00
                                                                   -------
INVESTMENT OPERATIONS:
   Net investment income 2 ................................           0.03
   Net realized and unrealized gain on investments ........           0.05
                                                                   -------
      Total from investment operations ....................           0.08
                                                                   -------
DISTRIBUTIONS:
   From investment income .................................          (0.02)
                                                                   -------
      Total distributions .................................          (0.02)
                                                                   -------
NET ASSET VALUE -- END OF PERIOD ..........................        $ 10.06
                                                                   =======
TOTAL RETURN ..............................................           0.83%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .......................           1.00%*
      Excluding expense limitations .......................           5.24%*
   Net investment income ..................................           0.64%*
Portfolio turnover rate ...................................             63%**
Net assets at the end of period (000 omitted) .............        $ 5,965

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                  THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
MID-CAP CORE FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ....................       $ 10.00
                                                                  -------
INVESTMENT OPERATIONS:
   Net investment income 2 ................................          0.03
   Net realized and unrealized gain on investments ........          0.04
                                                                  -------
      Total from investment operations ....................          0.07
                                                                  -------
DISTRIBUTIONS:
   From investment income .................................         (0.01)
                                                                  -------
      Total distributions .................................         (0.01)
                                                                  -------
NET ASSET VALUE -- END OF PERIOD ..........................       $ 10.06
                                                                  =======
TOTAL RETURN 3 ............................................          0.71%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .......................          1.25%*
      Excluding expense limitations .......................          6.02%*
   Net investment income ..................................          0.51%*
Portfolio turnover rate ...................................            63%**
Net assets at the end of period (000 omitted) .............       $    10

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                        FOR THE FISCAL YEARS ENDED JUNE 30,
                                                              --------------------------------------------------------
                                                                2006       2005        2004        2003         2002
                                                              --------   --------    --------    --------    ---------
SMALL-CAP CORE FUND -- INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF YEAR .......................  $  10.63   $  10.75    $   8.59    $   9.15    $   10.63
                                                              --------   --------    --------    --------    ---------
INVESTMENT OPERATIONS:
   Net investment loss 1 ...................................     (0.07)     (0.07)      (0.07)      (0.02)          -- 2
   Net realized and unrealized gain (loss) on investments ..      1.48       0.67        2.23       (0.54)       (1.47)
                                                              --------   --------    --------    --------    ---------
      Total from investment operations .....................      1.41       0.60        2.16       (0.56)       (1.47)
                                                              --------   --------    --------    --------    ---------
DISTRIBUTIONS:
   From net investment income ..............................     (0.26)        --          --          --        (0.01)
   From net realized gains .................................     (0.49)     (0.72)         --          --           --
                                                              --------   --------    --------    --------    ---------
      Total distributions ..................................     (0.75)     (0.72)         --          --        (0.01)
                                                              --------   --------    --------    --------    ---------
NET ASSET VALUE -- END OF YEAR .............................  $  11.29   $  10.63    $  10.75    $   8.59    $    9.15
                                                              ========   ========    ========    ========    =========
TOTAL RETURN ...............................................     13.65%      5.65%      25.15%      (6.12)%     (13.84)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses:
      Including expense limitations ........................      1.34%      1.27%       1.19%       1.00%        0.89%
      Excluding expense limitations ........................      1.36%      1.29%       1.21%       1.01%        0.89%
   Net investment loss .....................................     (0.70)%    (0.69)%     (0.74)%     (0.21)%      (0.03)%
Portfolio turnover rate ....................................       142%        15%        142%         62%          44%
Net assets at the end of year (000 omitted) ................  $ 48,750   $ 53,510    $ 73,324    $ 73,700    $ 106,915

----------
1 The net investment loss per share was calculated using the average shares outstanding method.

2     Less than $0.01 per share.

3 For the periods presented through November 30, 2003, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I -- Small Cap Core Series (the "Series"), and the portfolio turnover rate reflected investment activity of the Series. For the period December 1, 2003 through June 30, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment income (loss) ratios during this period include expenses allocated from the underlying funds, WT Investment Trust I -- Small Cap Growth Series and WT Investment Trust I -- Small Cap Value Series, and portfolio turnover rate reflects the Fund's investment activity. Effective July 1, 2005, the Portfolio no longer operates in a "fund-of- funds" structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
SMALL-CAP CORE FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................       $    10.67
                                                                 ----------
INVESTMENT OPERATIONS:
   Net investment loss 2 .................................            (0.06)
   Net realized and unrealized gain on investments .......             0.66
                                                                 ----------
      Total from investment operations ...................             0.60
                                                                 ----------
NET ASSET VALUE -- END OF PERIOD .........................       $    11.27
                                                                 ==========
TOTAL RETURN 3 ...........................................             5.62%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             1.64%*
      Excluding expense limitations ......................             1.67%*
   Net investment loss ...................................            (0.96)%*
Portfolio turnover rate ..................................              142% 4
Net assets at the end of period (000 omitted) ............       $       11

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
SMALL-CAP GROWTH FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................       $    10.00
                                                                 ----------
INVESTMENT OPERATIONS:
   Net investment loss 2  ................................            (0.01)
   Net realized and unrealized gain on investments .......             0.34
                                                                 ----------
      Total from investment operations ...................             0.33
                                                                 ----------
NET ASSET VALUE -- END OF PERIOD .........................       $    10.33
                                                                 ==========
TOTAL RETURN .............................................             3.30%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             1.05%*
      Excluding expense limitations ......................             8.17%*
   Net investment loss ...................................            (0.25)%*
Portfolio turnover rate ..................................               55%**
Net assets at the end of period (000 omitted) ............       $    3,343

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
SMALL-CAP GROWTH FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................       $    10.00
                                                                 ----------
INVESTMENT OPERATIONS:
   Net investment loss 2  ................................            (0.03)
   Net realized and unrealized gain on investments .......             0.35
                                                                 ----------
      Total from investment operations ...................             0.32
                                                                 ----------
NET ASSET VALUE -- END OF PERIOD .........................       $    10.32
                                                                 ==========
TOTAL RETURN 3  ..........................................             3.20%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             1.30%*
      Excluding expense limitations ......................             9.39%*
   Net investment loss ...................................            (0.54)%*
Portfolio turnover rate ..................................               55%**
Net assets at the end of period (000 omitted) ............       $       10

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
SMALL-CAP VALUE FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................       $    10.00
                                                                 ----------
INVESTMENT OPERATIONS:
   Net investment income 2 ...............................             0.05
   Net realized and unrealized gain on investments .......             0.36
                                                                 ----------
      Total from investment operations ...................             0.41
                                                                 ----------
DISTRIBUTIONS:
   From investment income ................................            (0.03)
                                                                 ----------
      Total distributions ................................            (0.03)
                                                                 ----------
NET ASSET VALUE -- END OF PERIOD .........................       $    10.38
                                                                 ==========
TOTAL RETURN .............................................             4.13%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             1.05%*
      Excluding expense limitations ......................            18.03%*
   Net investment income .................................             0.92%*

Portfolio turnover rate ..................................               60%**
Net assets at the end of period (000 omitted) ............       $    1,371

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
SMALL-CAP VALUE FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................       $    10.00
                                                                 ----------
INVESTMENT OPERATIONS:
   Net investment income 2 ...............................             0.03
   Net realized and unrealized gain on investments .......             0.37
                                                                 ----------
      Total from investment operations ...................             0.40
                                                                 ----------
DISTRIBUTIONS:
   From investment income ................................            (0.02)
                                                                 ----------
      Total distributions ................................            (0.02)
                                                                 ----------
NET ASSET VALUE -- END OF PERIOD .........................       $    10.38
                                                                 ==========
TOTAL RETURN 3 ...........................................             4.00%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             1.30%*
      Excluding expense limitations ......................            18.51%*
   Net investment income .................................             0.58%*
Portfolio turnover rate ..................................               60%**
Net assets at the end of period (000 omitted) ............       $       10

----------
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS. WT Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the "Trustees") to establish series of shares, each of which constitutes a series separate and distinct from the shares of other series. As of June 30, 2006, the Trust offered 27 series, seven of which are included in these financial statements. The seven series included are; Wilmington Large-Cap Core Fund ("Large-Cap Core Fund"), Wilmington Large-Cap Growth Fund ("Large-Cap Growth Fund"), Wilmington Large-Cap Value Fund ("Large-Cap Value Fund"), Wilmington Mid-Cap Core Fund ("Mid-Cap Core Fund"), Wilmington Small-Cap Core Fund ("Small-Cap Core Fund") Wilmington Small-Cap Growth Fund ("Small-Cap Growth Fund") and Wilmington Small-Cap Value Fund ("Small-Cap Value Fund") (each, a "Fund" and collectively, the "Funds"). The Small-Cap Growth Fund, Small-Cap Value Fund and Mid-Cap Core Fund commenced operations on December 20, 2005.

      Each Fund offers two classes of shares: Institutional Shares and Investor Shares. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee and a maximum front-end sales charge of 3.50%.

      Effective July 1, 2005, the investment structure of Large-Cap Core Fund, Large-Cap Growth Fund, Large-Cap Value Fund and Small-Cap Core Fund was changed from a master-feeder or fund-of-funds structure to a stand-alone mutual fund, whereby each Fund directly invests in securities. The restructuring was accomplished through a redemption by each Fund of its investment in its corresponding master fund or underlying funds, whereby the master fund or underlying funds distributed to the Fund its pro rata portion of assets and liabilities in a tax-free, in-kind distribution. No change in the investment adviser or sub-advisors, their services or fees occurred as a result of the restructuring.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

      SECURITY VALUATION. Securities held by the Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith by using procedures adopted by the Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trustees believe accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      FEDERAL INCOME TAXES. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify, or in the case of the new Funds intend to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the series based on relative net assets.

      CLASS ACCOUNTING. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

      DISTRIBUTIONS TO SHAREHOLDERS. Effective May 26, 2006, distributions from net investment income, if any, are declared and paid to shareholders quarterly. Prior to the change, distributions from net investment income, if any, were declared and paid to shareholders annually. Distributions from net realized gains, if any, are declared and paid to shareholders annually.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as an investment adviser to each of the Funds. Wilmington Trust Investment Management, LLC ("WTIM"), also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not

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--------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      exceed the contractual amount of RSMC's fee. Roxbury Capital Management, LLC ("Roxbury") and Cramer Rosenthal McGlynn, LLC ("CRM") manage a portion of the assets of the Small-Cap Core Fund. Wilmington Trust Corporation owns a controlling interest in CRM and Roxbury and as such are affiliated.

      For the year ended June 30, 2006, RSMC's fees were as follows:

                              GROSS FEES   FEES WAIVED               % OF AVERAGE DAILY NET ASSETS
                              ----------   -----------   -----------------------------------------------------
Large-Cap Core Fund .......   $  250,489   $  (130,896)  0.60% up to $1 billion; 0.55% of next $1 billion; and
                                                         0.50% in excess of $2 billion

Large-Cap Growth Fund* ....      262,718            --   0.60% up to $1 billion; 0.55% of next $1 billion; and
                                                         0.50% in excess of $2 billion

Large-Cap Value Fund* .....      268,536            --   0.60% up to $1 billion; 0.55% of next $1 billion; and
                                                         0.50% in excess of $2 billion

Mid-Cap Core Fund .........       17,704       (17,704)  0.70% up to $1 billion; 0.65% of next $1 billion; and
                                                         0.60% in excess of $2 billion

Small-Cap Core Fund .......      110,193            --   0.75% on those assets directly managed by RSMC

Small-Cap Growth Fund .....       11,995       (11,995)  0.75% up to $1 billion; 0.70% of next $1 billion; and
                                                         0.65% in excess of $2 billion

Small-Cap Value Fund ......        5,016        (5,016)  0.75% up to $1 billion; 0.70% of next $1 billion; and
                                                         0.65% in excess of $2 billion

      For the year ended June 30, 2006, Roxbury's and CRM's fees for the Small-Cap Core Fund were as follows:

CRM .......................   $  146,738   $        --   0.75% up to $1 billion; 0.70% of next $1 billion; and
                                                         0.65% in excess of $2 billion of asset managed by CRM

Roxbury ...................      173,249            --   1.00% up to $1 billion; 0.95% of next $1 billion; and
                                                         0.90% in excess of $2 billion of assets managed by
                                                         Roxbury

      * Prior to July 28, 2005, the fees for the Large-Cap Growth Fund and Large-Cap Value Fund were as follows: 0.55% up to $1 billion; 0.50% of next $1 billion; and 0.45% in excess of $2 billion.

      RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses, excluding class-specific expenses (such as Rule 12b-1 or shareholder services), exceed the following percentages of average daily net assets:

                                          EXPENSE LIMITATION*   EXPIRATION DATE
                                          -------------------   ----------------

      Large-Cap Core Fund .............          0.80%          November 1, 2008
      Mid-Cap Core Fund ...............          1.00%          January 1, 2009
      Small-Cap Growth Fund ...........          1.05%          January 1, 2009
      Small-Cap Value Fund ............          1.05%          January 1, 2009

      * This expense limitation will remain in place until its expiration date unless the Trustees approve its earlier termination.

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--------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      The Funds' Chief Compliance Officer is employed and compensated by RSMC. Effective May 1, 2006, RSMC provides compliance services to the Funds pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. Prior to May 1, 2006, RSMC provided compliance services to the Funds pursuant to a Compliance, Support and Recordkeeping Services Agreement. For those services, RSMC received a service fee at an annual rate of 0.012% of each Fund's average daily net assets plus an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. The fees for these services for the year ended June 30, 2006 are shown separately on the statements of operations.

      Effective May 1, 2006, RSMC provides administrative services to the Funds pursuant to an Administration Agreement. For these services, the Trust pays RSMC a fee at the annual rate of 0.0185% of the Trust's first $2 billion of total aggregate daily net assets; 0.0175% of the Trust's next $2 billion of total aggregate daily net assets; 0.0125% of the Trust's next $2 billion of total aggregate daily net assets; and 0.0080% of the Trust's total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the period ended June 30, 2006 amounted to $1,386, $1,398, $1,145, $153, $1,336, $93 and $38 for the
      Large-Cap Core, Large-Cap Growth, Large-Cap Value, Mid-Cap Core, Small-Cap Core, Small-Cap Growth, and Small-Cap Value Funds, respectively.

      PFPC Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Funds.

      COMPENSATION OF TRUSTEES AND OFFICERS. Except for the Funds' Chief Compliance Officer, Trustees and Officers of the Funds who are employees or officers of RSMC or WTIM do not receive any compensation from the Funds. Trustees of the Funds, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Funds. Under a Deferred Compensation Plan (the "Plan") adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees' fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

      DISTRIBUTION FEES. The Investor Shares of each Fund have adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows each Fund to pay a fee for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. The 12b-1 Plan provides for a maximum distribution fee at an annual rate of 0.25% of each Fund's average daily net assets of the Investor Shares.

      Wilmington Trust Company ("WTC"), an affiliate of RSMC, serves as custodian to the Funds and PFPC Trust Company serves as sub-custodian to the Funds. The Funds pay WTC for its services as custodian and WTC pays PFPC Trust Company for its services as sub-custodian. The fees for these services for the period ended June 30, 2006, are shown separately in the statements of operations.

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--------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or sub-advisers. Commissions paid on those trades for the year ended June 30, 2006 were as follows:

      Large-Cap Core Fund .........................................   $  106,924
      Large-Cap Growth Fund .......................................      125,329
      Large-Cap Value Fund ........................................      113,839
      Mid-Cap Core Fund ...........................................       14,795
      Small-Cap Core Fund .........................................       79,798
      Small-Cap Growth Fund .......................................       13,274
      Small-Cap Value Fund ........................................        5,589

      As of June 30, 2006, Wilmington Trust Corporation owned a majority of the outstanding shares of the Small-Cap Value Fund.

4.    INVESTMENT SECURITIES TRANSACTIONS. During the period ended June 30, 2006,
      purchases  and  sales  of  investment   securities  (excluding  short-term
      investments) were as follows:

                                 LARGE-CAP      LARGE-CAP      LARGE-CAP       MID-CAP
                                 CORE FUND     GROWTH FUND     VALUE FUND     CORE FUND
                                ------------   ------------   ------------   -----------
Purchases ...................   $ 60,116,402   $ 64,265,200   $ 55,749,988   $ 8,637,830
Sales .......................     37,114,197     56,657,558     65,951,404     2,678,309

                                 SMALL-CAP      SMALL-CAP      SMALL-CAP
                                 CORE FUND     GROWTH FUND     VALUE FUND
                                ------------   ------------   ------------
      Purchases .............   $ 71,370,341   $  4,803,521   $  2,079,946
      Sales .................     83,003,697      1,479,022        736,413

5. SECURITIES LENDING AGREEMENT. The Large-Cap Growth, Large-Cap Core, Large-Cap Value and Small-Cap Core Funds may lend their securities pursuant to a securities lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Fund and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Fund and, as such, the Fund is liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Fund records securities lending income net of such allocations.

      In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

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WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS. Transactions in shares of capital stock for the period ended June 30, 2006 for the Institutional Shares and Investor Shares were as follows.

                                                      INSTITUTIONAL SHARES      INVESTOR SHARES 1
                                                   -------------------------   ------------------
                                                     SHARES        DOLLARS     SHARES    DOLLARS
                                                   ----------   ------------   ------   ---------
LARGE-CAP CORE FUND
Sold ...........................................    1,934,048   $ 31,936,144      609   $  10,000
Issued on Reinvestment of distributions ........       15,860        258,434        3          54
Redeemed .......................................     (496,426)    (8,270,150)      --          --
                                                   ----------   ------------   ------   ---------
Net increase ...................................    1,453,482   $ 23,924,428      612   $  10,054
                                                   ==========   ============   ======   =========

LARGE-CAP GROWTH FUND
Sold ...........................................    2,073,768   $ 23,419,306      901   $  10,000
Issued on Reinvestment of distributions ........          908         10,074       --          --
Redeemed .......................................     (859,125)    (9,387,352)      --          --
                                                   ----------   ------------   ------   ---------
Net increase ...................................    1,215,551   $ 14,042,028      901   $  10,000
                                                   ==========   ============   ======   =========

LARGE-CAP VALUE FUND
Sold ...........................................      315,909   $  3,409,162      944   $  10,000
Issued on Reinvestment of distributions ........       40,816        433,276        3          33
Redeemed .......................................   (1,190,755)   (12,632,983)      --          --
                                                   ----------   ------------   ------   ---------
Net increase (decrease) ........................     (834,030)  $ (8,790,545)     947   $  10,033
                                                   ==========   ============   ======   =========

MID-CAP CORE FUND
Sold ...........................................      624,772   $  6,362,244    1,000   $  10,000
Issued on Reinvestment of distributions ........          310          3,037        1          10
Redeemed .......................................      (32,161)      (322,918)      --          --
                                                   ----------   ------------   ------   ---------
Net increase ...................................      592,921   $  6,042,363    1,001   $  10,010
                                                   ==========   ============   ======   =========

SMALL-CAP CORE FUND
Sold ...........................................      610,367   $  6,898,260      937   $  10,000
Issued on Reinvestment of distributions ........      236,170      2,519,931       --          --
Redeemed .......................................   (1,562,363)   (17,469,366)      --          --
                                                   ----------   ------------   ------   ---------
Net increase (decrease) ........................     (715,826)  $ (8,051,175)     937   $  10,000
                                                   ==========   ============   ======   =========

SMALL-CAP GROWTH FUND
Sold ...........................................      339,280   $  3,522,700    1,000   $  10,000
Redeemed .......................................      (15,661)      (157,889)      --          --
                                                   ----------   ------------   ------   ---------
Net increase ...................................      323,619   $  3,364,811    1,000   $  10,000
                                                   ==========   ============   ======   =========

SMALL-CAP VALUE FUND
Sold ...........................................      131,807   $  1,347,000    1,000   $  10,000
Issued on Reinvestment of distributions ........          365          3,699        2          20
                                                   ----------   ------------   ------   ---------
Net increase ...................................      132,172   $  1,350,699    1,002   $  10,020
                                                   ==========   ============   ======   =========

----------
1     Investor Shares commenced operations on December 20, 2005.

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--------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      Transactions in shares of capital stock for the year ended June 30, 2005 for the Institutional Shares were as follows.

                                                     INSTITUTIONAL SHARES
                                                   -------------------------
                                                     SHARES       DOLLARS
                                                   ----------   ------------
LARGE-CAP CORE FUND
Sold ...........................................      752,090   $ 11,357,848
Issued on reinvestment of distributions ........       23,235        347,589
Redeemed .......................................   (3,011,424)   (43,320,195)
                                                   ----------   ------------
Net decrease ...................................   (2,236,099)  $(31,614,758)
                                                   ==========   ============
LARGE-CAP GROWTH FUND
Sold ...........................................      527,294   $  5,238,278
Issued on reinvestment of distributions ........        7,189         72,394
Redeemed .......................................   (2,035,549)   (20,282,594)
                                                   ----------   ------------
Net decrease ...................................   (1,501,066)  $(14,971,922)
                                                   ==========   ============
LARGE-CAP VALUE FUND
Sold ...........................................      505,994   $  4,908,359
Issued on reinvestment of distributions ........       37,817        386,107
Redeemed .......................................   (1,295,194)   (12,874,460)
                                                   ----------   ------------
Net decrease ...................................     (751,383)  $ (7,579,994)
                                                   ==========   ============
SMALL-CAP CORE FUND
Sold ...........................................      929,354   $  9,533,231
Issued on reinvestment of distributions ........      401,304      4,233,754
Redeemed .......................................   (3,114,895)   (31,874,203)
                                                   ----------   ------------
Net decrease ...................................   (1,784,237)  $(18,107,218)
                                                   ==========   ============

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--------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

7. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as "ordinary income" for tax purposes. Accordingly, the character of distributions and composition of net assets for Federal tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences due to timing of recognition of income or gain do not require such reclassification. At June 30, 2006, the following reclassifications were made within the capital accounts to reflect permanent differences relating to net operating losses, over distribution of ordinary income, and non-deductible excise tax:

                                               LARGE-CAP     MID-CAP    SMALL-CAP     SMALL-CAP    SMALL-CAP
                                              GROWTH FUND   CORE FUND   CORE FUND    GROWTH FUND   VALUE FUND
                                              -----------   ---------   ----------   -----------   ----------
Paid-in-capital ...........................   $    (5,772)  $  (3,635)  $       --   $    (3,119)  $   (1,143)
Undistributed net investment income
   (accumulated loss) .....................         5,772       3,635      350,927         3,119        1,143
Accumulated net realized gain (loss)
   on investments .........................            --          --     (350,927)           --           --

      In connection with the change in investment structure discussed in Note 1, the Funds made the following reclassifications:

                                                                   LARGE-CAP    LARGE-CAP    LARGE-CAP      SMALL-CAP
                                                                   CORE FUND   GROWTH FUND   VALUE FUND     CORE FUND
                                                                   ---------   -----------   -----------   -----------
Paid-in-capital ................................................   $  (5,652)  $       (29)  $ 1,750,210   $ 1,338,366
Net unrealized appreciation (depreciation) of investments ......       5,652            29    (1,750,210)   (1,338,366)

      The tax character of distributions paid during the year ended June 30, 2006 and 2005 was as follows:

                                   LARGE-CAP      LARGE-CAP    LARGE-CAP     MID-CAP     SMALL-CAP    SMALL-CAP
                                   CORE FUND     GROWTH FUND   VALUE FUND   CORE FUND    CORE FUND    VALUE FUND
                                   ----------    -----------   ----------   ---------   -----------   ----------
YEAR ENDED JUNE 30, 2006
Ordinary income ................   $  688,850    $    15,667   $  650,383   $  13,758   $ 1,148,432   $    4,277
Long-term capital gains ........           --             --           --          --     2,170,790           --
                                   ----------    -----------   ----------   ---------   -----------   ----------
   Total distributions .........   $  688,850    $    15,667   $  650,383   $  13,758   $ 3,319,222   $    4,277
                                   ==========    ===========   ==========   =========   ===========   ==========
YEAR ENDED JUNE 30, 2005
Ordinary income ................   $  431,649    $   111,227   $  573,119   $      --   $        --   $       --
Long-term capital gains ........           --             --           --          --     4,641,650           --
                                   ----------    -----------   ----------   ---------   -----------   ----------
   Total distributions .........   $  431,649    $   111,227   $  573,119   $      --   $ 4,641,650   $       --
                                   ==========    ===========   ==========   =========   ===========   ==========

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--------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      As of June 30, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                LARGE-CAP     LARGE-CAP      LARGE-CAP     MID-CAP     SMALL-CAP      SMALL-CAP    SMALL-CAP
                                CORE FUND    GROWTH FUND    VALUE FUND    CORE FUND    CORE FUND     GROWTH FUND   VALUE FUND
                               -----------   ------------   -----------   ---------   ------------   -----------   ----------
Undistributed ordinary
   income ..................   $    22,494   $         --   $    23,521   $   6,939   $  1,913,806   $        --   $    3,897
Undistributed long-term
   capital gains ...........            --             --            --          --      3,798,281            --           --
Capital loss
   carryforwards ...........    (5,267,436)   (87,621,885)   (2,355,475)         --             --            --           --
Post-October losses ........       (35,504)            --            --    (175,831)            --      (119,859)      (4,923)
Other temporary
   differences .............        (9,673)        (9,884)       (9,884)       (923)        (9,884)         (923)        (923)
Net unrealized
   appreciation
   (depreciation) of
   investments .............     2,374,445     (1,580,423)    5,888,514      95,844      5,465,961       102,320       24,125
                               -----------   ------------   -----------   ---------   ------------   -----------   ----------
Total accumulated
   earnings (deficit) ......   $(2,915,674)  $(89,212,192)  $ 3,546,676   $ (73,971)  $ 11,168,164   $   (18,462)  $   22,176
                               ===========   ============   ===========   =========   ============   ===========   ==========

      Post-October losses represent net losses realized from November 1, 2005 through June 30, 2006, that in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having been recognized the following fiscal year.

      The differences between book basis and tax basis components of accumulated earnings (deficit) are primarily attributable to tax deferral of losses on wash sales.

      For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of June 30, 2006, each Fund had capital loss carryforwards that will expire as follows:

                                         LARGE-CAP     LARGE-CAP     LARGE-CAP
                                         CORE FUND    GROWTH FUND   VALUE FUND
                                        -----------   -----------   -----------
      6/30/2009 .....................   $        --   $   118,663   $        --
      6/30/2010 .....................            --    50,705,900            --
      6/30/2011 .....................     5,214,764    28,793,300            --
      6/30/2012 .....................        52,672     8,004,022     2,355,475

      During the fiscal year ended June 30, 2006, the Large-Cap Core, Large-Cap Growth and Large-Cap Value Funds utilized $362,747, $3,776,251 and $7,226,424, respectively, of capital loss carryforwards.

8. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wilmington Large-Cap Core Fund, Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Value Fund, Wilmington Mid-Cap Core Fund, Wilmington Small-Cap Core Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Value Fund (the "Funds") (seven of the series constituting WT Mutual Fund) as of June 30, 2006, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Large-Cap Core Fund, Wilmington Large-Cap Growth Fund, Wilmington Large-Cap Value Fund, Wilmington Mid-Cap Core Fund, Wilmington Small-Cap Core Fund, Wilmington Small-Cap Growth Fund and Wilmington Small-Cap Value Fund series of WT Mutual Fund at June 30, 2006, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 11, 2006

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income distribution (dividend income plus short-term gains, if any) for the Funds may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

The percentage of ordinary income distributions that qualify is as follows:

                                                            QUALIFIED
                                                            DIVIDENDS
                                                            ---------
      Large-Cap Core Fund ..........................          100.0%
      Large-Cap Growth Fund ........................          100.0%
      Large-Cap Value Fund .........................          100.0%
      Mid-Cap Core Fund ............................          100.0%
      Small-Cap Core Fund ..........................            8.0%
      Small-Cap Value Fund .........................          100.0%

For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Large-Cap Core, Large-Cap Growth, Large-Cap Value and Mid-Cap Core Funds qualify for the dividends-received deduction. For corporate shareholders, 8.1% and 99.1% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Small-Cap Core Fund and Small-Cap Value Fund, respectively, qualify for the dividends-received deduction.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Small Cap Core Fund paid capital gain distributions (from net long-term capital gains) during the fiscal year ended June 30, 2006 as follows:

                                               CAPITAL GAIN   CAPITAL GAIN
                                                PER SHARE     DISTRIBUTION
                                               ------------   ------------
      Small-Cap Core Fund ..................   $       0.49   $  2,170,790

In January 2007, shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2006, including any distributions paid between June 30, 2006 and December 31, 2006.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT  Mutual  Fund  (the  "Trust")  is  governed  by  a  Board  of  Trustees  (the
"Trustees"). The primary responsibility of the Trustees of the Trust is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

The following table presents certain information regarding the Trustees and Officers of the Trust. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it related to the Trust is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and is available, without charge, upon request, by calling (800) 336-9970 or by visiting the Funds' website at www.wilmingtonfunds.com.

INTERESTED TRUSTEES

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                               PRINCIPAL             FUND             OTHER
                            POSITION(S)       TERM OF OFFICE AND             OCCUPATION(S)          COMPLEX       DIRECTORSHIPS
         NAME AND            HELD WITH          LENGTH OF TIME                DURING PAST         OVERSEEN BY        HELD BY
      DATE OF BIRTH            TRUST                 SERVED                   FIVE YEARS            TRUSTEE          TRUSTEE
------------------------  ---------------  -------------------------  --------------------------  -----------  --------------------
NEIL WOLFSON 1            Trustee,         Shall serve at the         Chief Investment Officer         27              None
Date of Birth: 6/64       President and    pleasure of the Board      of Wilmington Trust
                          Chief Executive  and until successor is     Investment Management,
                          Officer          elected and qualified.     LLC ("WTIM")
                                           Trustee since September    since July 2004;
                                           2005; President and        Previously, Partner with
                                           Chief Executive Officer    KPMG from 1996 to
                                           since January 2006.        2004.

ROBERT J. CHRISTIAN 2     Trustee          Shall serve until          Executive Vice President         27              None
Date of Birth: 2/49                        death, resignation or      and Chief Investment
                                           removal. Trustee           Officer of Wilmington
                                           since October 1998;        Trust Company from
                                           President and              1996 to 2005; President
                                           Chairman of the            of Rodney Square
                                           Board from October         Management Corporation
                                           1998 to January            ("RSMC") from 1996 to
                                           2006.                      2005; Vice President of
                                                                      RSMC from 2005 to
                                                                      2006.

----------
1 Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of Wilmington Trust Investment Management, LLC ("WTIM"), an affiliate of RSMC.

2 Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, an investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                              PRINCIPAL              FUND             OTHER
                            POSITION(S)       TERM OF OFFICE AND            OCCUPATION(S)           COMPLEX       DIRECTORSHIPS
        NAME AND             HELD WITH          LENGTH OF TIME               DURING PAST          OVERSEEN BY        HELD BY
     DATE OF BIRTH             TRUST                SERVED                    FIVE YEARS            TRUSTEE          TRUSTEE
------------------------  ---------------  -------------------------  --------------------------  -----------  --------------------
ROBERT ARNOLD             Trustee          Shall serve until death,   Founder and co-manager,         27       First Potomac Realty
Date of Birth: 3/44                        resignation or removal.    R. H. Arnold & Co., Inc.                 Trust (real estate
                                           Trustee since May 1997.    (investment banking                      investment trust).
                                                                      company) since 1989.

DR. ERIC BRUCKER          Trustee          Shall serve until death,   Professor of Economics,         27               None
Date of Birth: 12/41                       resignation or removal.    Widener University since
                                           Trustee since October      July 2004; formerly,
                                           1999.                      Dean, School of Business
                                                                      Administration of
                                                                      Widener University from
                                                                      2001 to 2004; Dean,
                                                                      College of Business,
                                                                      Public Policy and Health
                                                                      at the University of Maine
                                                                      from September 1998 to
                                                                      June 2001.

NICHOLAS GIORDANO         Trustee and      Shall serve until death,   Consultant, financial           27       Kalmar Pooled
Date of Birth: 3/43       Chairman of the  resignation or removal.    services organizations                   Investment Trust;
                          Board            Trustee since October      from 1997 to present;                    Independence Blue
                                           1998; Chairman of the      Interim President, LaSalle               Cross; and IntriCon
                                           Board since January        University from 1998 to                  Corporation
                                           2006.                      1999.                                    (industrial furnaces
                                                                                                               and ovens).

LOUIS KLEIN, JR.          Trustee          Shall serve until death,   Self-employed financial         32       CRM Mutual Fund
Date of Birth: 5/35                        resignation or removal.    consultant since 1991.                   Trust (since June
                                           Trustee since October                                               2005); WHX
                                           1999.                                                               Corporation
                                                                                                               (industrial
                                                                                                               manufacturer).

CLEMENT C. MOORE, II      Trustee          Served as trustee from     Managing Partner,               32       CRM Mutual Fund
Date of Birth: 9/44                        October 1999 until his     Mariemont Holdings,                      Trust (since June
                                           resignation in July 2006.  LLC, (real estate holding                2005).
                                                                      and development
                                                                      company) since 1980.

JOHN J. QUINDLEN          Trustee          Shall serve until death,   Retired since 1993.             27               None
Date of Birth: 5/32                        resignation or removal.
                                           Trustee since October
                                           1999.

MARK A. SARGENT           Trustee          Shall serve until death,   Dean and Professor of           27               None
Date of Birth: 4/51                        resignation or removal.    Law, Villanova University
                                           Trustee since November     School of Law since July
                                           2001.                      1997.

WILMINGTON FUNDS -- EQUITY FUNDS
--------------------------------
   TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                                   NUMBER OF
                                                                                                   FUNDS IN
                                                                              PRINCIPAL               FUND            OTHER
                            POSITION(S)       TERM OF OFFICE AND            OCCUPATION(S)           COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS          HELD WITH           LENGTH OF TIME               DURING PAST          OVERSEEN BY        HELD BY
   AND DATE OF BIRTH           TRUST                SERVED                    FIVE YEARS            TRUSTEE          TRUSTEE
------------------------  ---------------  -------------------------  --------------------------  -----------  --------------------
ERIC K. CHEUNG            Vice President   Shall serve at the         Vice President,                 N/A               N/A
1100 North Market Street                   pleasure of the Board      Wilmington Trust
Wilmington, DE 19890                       and until successor is     Company since 1986; and
Date of Birth: 12/54                       elected and qualified.     Vice President and
                                           Officer since October      Director, RSMC since
                                           1998.                      2001.

JOSEPH M. FAHEY, JR.      Vice President   Shall serve at the         Vice President, RSMC            N/A               N/A
1100 North Market Street                   pleasure of the Board      since 1992.
Wilmington, DE 19890                       and until successor is
Date of Birth: 1/57                        elected and qualified.
                                           Officer since November
                                           1999.

JOHN J. KELLEY            Vice President,  Shall serve at the         Vice President of RSMC          N/A               N/A
1100 North Market Street  Chief Financial  pleasure of the Board      since July 2005; Vice
Wilmington, DE 19890      Officer,         and until successor is     President of PFPC Inc.
Date of Birth: 9/59       Treasurer &      elected and qualified.     from January 2005 to July
                          Secretary        Officer since September    2005; Vice President of
                                           2005.                      Administration, 1838
                                                                      Investment Advisors, LP
                                                                      from 1999 to 2005; Chief
                                                                      Compliance Officer, 1838
                                                                      Investment Advisors, LP
                                                                      from 2004 to 2005.

WILLIAM P. RICHARDS, JR.  Vice President   Shall serve at the         Managing Director,              N/A               N/A
100 Wilshire Boulevard                     pleasure of the Board      Roxbury Capital
Suite 1000                                 and until successor is     Management LLC
Santa Monica, CA 90401                     elected and qualified.     (registered investment
Date of Birth: 11/36                       Officer since November     adviser) since 1998.
                                           2004.

ANNA M. BENCROWSKY        Chief            Shall serve at the         Chief Compliance                N/A               N/A
1100 North Market Street  Compliance       pleasure of the Board      Officer, RSMC since
Wilmington, DE 19890      Officer          and until successor is     2004; Vice President and
Date of Birth: 5/51                        elected and qualified;     Chief Compliance
                                           Officer since September    Officer, 1838 Investment
                                           2004.                      Advisors, LP from 1998
                                                                      to 2004.

WILMINGTON FUNDS -- EQUITY FUNDS (UNAUDITED)
--------------------------------------------

--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust's portfolios is available without charge on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30, 2006 is available without charge, on the SEC's website listed above.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                 Mark A. Sargent
                                  Neil Wolfson
                                   ----------

                                    OFFICERS

                            Neil Wolfson, PRESIDENT/
                             CHIEF EXECUTIVE OFFICER
                         John J. Kelley, VICE PRESIDENT/
                 CHIEF FINANCIAL OFFICER/TREASURER AND SECRETARY
                           Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                    William P. Richards, Jr., VICE PRESIDENT
                  Anna M. Bencrowsky, CHIEF COMPLIANCE OFFICER
                                   ----------

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR

                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                                   ----------

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                                   ----------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                                   ----------

THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE WILMINGTON EQUITY FUNDS -- INSTITUTIONAL SHARES OR INVESTOR SHARES.

WEF-ANN-6/06

                                                                      WILMINGTON
                                                                           FUNDS

--------------------------------------------------------------------------------
MULTI-MANAGER FUNDS
--------------------------------------------------------------------------------

      o     LARGE-CAP

      o     MID-CAP

      o     SMALL-CAP

      o     INTERNATIONAL

      o     REAL ASSET


               ANNUAL
            June 30, 2006

--------------------------------------------------------------------------------

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CONTENTS                                                                    page

President's Message ......................................................     3

Expense Disclosure .......................................................    16

Disclosure of Portfolio Holdings .........................................    18

Investments ..............................................................    21

Financial Statements .....................................................    72

Financial Highlights .....................................................    76

Notes to Financial Statements ............................................    86

Report of Independent Registered Public Accounting Firm ..................    97

Tax Information ..........................................................    98

Trustees and Officers ....................................................   102

--------------------------------------------------------------------------------

DESCRIPTION OF INDICES

It is not possible to invest directly in an index. All indices represented are unmanaged.

All indices include reinvestment of dividends and interest income unless otherwise noted.

DOW JONES -- AIG COMMODITY INDEX(SM) is a rolling index composed of futures contracts on 19 physical commodities.

FTSE NAREIT(R) EQUITY INDEX is market-value weighted, unmanaged index based upon the last closing price of the month for tax-qualified real estate investment trusts currently trading on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

LEHMAN GOVERNMENT/CREDIT INDEX is an unmanaged index of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, and Corporate sectors with maturities of 1 year or greater.

LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX is an unmanaged index of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related and Corporate sectors with a maturity range between 1 and 10 years.

LEHMAN SHORT/INTERMEDIATE MUNICIPAL INDEX is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities between 1 and 10 years and at least $7 million in outstanding principal.

LEHMAN U.S. AGGREGATE INDEX is an unmanaged index of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS and CMBS sectors.

LEHMAN U.S. TREASURY TIPS INDEX is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

LEHMAN U.S. CORPORATE HIGH-YIELD INDEX is an unmanaged index of the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX is an unmanaged index of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  DESCRIPTIONS OF INDICES -- CONTINUED
--------------------------------------------------------------------------------

MSCI EAFE(R) INDEX (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of May 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI EMERGING MARKETS INDEX(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Russell 3000(R) Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000(R) VALUE INDEX measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP(R) INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

STANDARD & POOR'S 500 INDEX (S&P 500(R)) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

THE S&P MIDCAP 400(R) INDEX is a market-valued weighted unmanaged index consisting of 400 mid-sized companies chosen by Standard & Poor's. Mid-caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-caps and small-caps. It covers approximately 7% of the U.S. equities market.

THE S&P SMALLCAP 600(R) INDEX is a market-value weighted unmanaged index consisting of 600 stocks chosen by Standard & Poor's which comprise approximately 3% of the U.S. equities market. Measuring a segment of the market that is typically renowned for poor trading liquidity and financial instability, the companies meet specific inclusion criteria to ensure that they are investable and financially viable.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

      The 12 months ended June 30, 2006, were marked by the continuation of the Federal Reserve Board's (the Fed's) campaign to raise interest rates, an upturn in the rate of inflation, and slower economic growth. Worries about these developments led to a spike in financial market volatility during the second quarter of 2006. During that three-month stretch, small-capitalization and emerging market stocks, high-yield bonds, and commodities all experienced significant price declines as investors reined in their appetites for risk. The previous nine months--and, on balance, the Wilmington Funds' full fiscal year--proved challenging for bondholders but rewarding for equity investors.

      Following is a summary of the 12-month performance of the asset classes in which our Multi-Manager Funds concentrate their investments--large-, mid-, and small-cap U.S. stocks, international stocks, and real assets.

U.S. STOCKS OF ALL SIZES DELIVER SOLID GAINS

      The broad U.S. stock market, as measured by the Russell 3000 Index, recorded a 12-month total return of 9.56%. Smaller companies led the advance, despite being hit harder than their large-cap counterparts in the second quarter 2006 downturn. The Russell 2000 Index, a gauge of small-capitalization stocks, returned 14.58% for the full year, while the Russell Midcap index returned 13.66% and the Russell 1000 Index of large-cap stocks returned 9.08%. Small-cap value and growth stocks delivered virtually identical returns--the Russell 2000 Growth and Value indices advanced 14.58% and 14.61%, respectively--but among larger companies, value-oriented shares booked nearly twice the gain of growth stocks. The Russell 1000 Value Index returned 12.10%, while the Russell 1000 Growth Index returned 6.12%.

      As the third quarter of 2006 got under way, much attention was focused on the increase in stock price volatility. Volatility did rise during the second quarter--the S&P 500 Index rose or fell by 1% or more on 22% of the trading days--but it was much more a return to typical market conditions than a runaway surge in volatility. Over the long term, the index has recorded daily price swings of 1% or more roughly 16% of the time. We believe investors would be well-served to view the uptick in volatility as a gentle reminder of the risks inherent in investing and the wisdom of maintaining broadly diversified portfolios.

INTERNATIONAL STOCKS SURGE

      Investors in international stocks enjoyed another banner year. The MSCI EAFE Index, which tracks equity performance in more than 20 developed markets, returned 26.56% during the 12 months ended June 30, 2006. International stocks have been outpacing U.S. shares for years now--beating them each calendar year between 2002 and 2005--thanks in large part to a resurgent Japanese market. The emerging markets did even better than the developed markets; the MSCI Emerging Markets (net) Index soared 35.19%.

DIVERSIFIED REAL ASSETS SHINE

      We define real assets as securities whose prices tend to do well amid upturns in inflation. Among such securities are inflation-linked bonds, whose principal values and interest payments are linked to the rate of inflation, real estate-related securities, and commodity/natural resource-related securities. Our 2006 fiscal year proved to be a good test for real assets. As the second quarter was ending, the price of crude oil jumped, hovering around $70 per barrel, and consumer prices were growing at an annual rate of more than 4%. Real estate- and commodity-related securities shone amid these conditions; the FTSE NAREIT Equity Index returned 19.04% for the year, while the

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

Dow Jones AIG Commodity Index returned 18.09%. Inflation-linked bonds, however, declined as real or inflation-adjusted yields contracted; the Lehman TIPS Index returned -1.63%.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

WILMINGTON MULTI-MANAGER LARGE-CAP FUND

      The Institutional Shares of the Wilmington Multi-Manager Large-Cap Fund (the "Fund") trailed the Russell 1000 Index for the year ended June 30, 2006, returning 6.47%, while the index posted a 9.08% gain over the same period. Since its inception in July of 2003, the Fund has trailed its Lipper peer group modestly (9.09% versus 9.75%) as well as the benchmark (9.09% versus 12.04%), but the gap has begun to narrow. The Fund is currently neutral with respect to style allocation as the value bias in place since 2004 was unwound late last year.

      First Quadrant, the Fund's quantitative manager, outperformed the S&P 500 Index return for the year by over 250 basis points. The manager posted an 11.0% return versus an 8.7% return for the index. The Fund benefited from strong stock selection in consumer staples and financials as well as an overweight coupled with solid stock selection in information technology. The manager maintains relative overweights to the benchmark in computer hardware, securities and asset management companies, as well as department and grocery stores.

      The Fund's active value manager, Armstrong Shaw, under-performed the Russell 1000 Value Index by a large margin for the year due to weak relative performance in industrials, healthcare, and telecommunications. The manager's return was a modest 4.0%, while the Russell 1000 Value Index was up 12.1%, accounting for almost all of the Fund's under-performance for the year. The manager maintains a bias towards high quality companies with solid earnings and cash flows that it feels will benefit from an increase in the perceived risk in world economies/markets.

      Montag & Caldwell, the Fund's active growth manager, outperformed its benchmark for the year ended June 30, 2006. The manager returned a respectable 7.4%, which was 130 basis points ahead of the 6.1% return of the Russell 1000 Growth Index. The portfolio benefited from its overweight to higher quality issues as its selection in consumer staples stocks coupled with a significant overweight to the energy sector accounted for almost all of the outperformance. The manager is encouraged by the prospect for a rotation back into high quality growth companies due to attractive relative valuations as well as an increase in market volatility and perceived risk.

      The top ten holdings as of June 30, 2006, representing approximately 30.9% of total investments, were:

                                         PERCENT OF TOTAL
10 LARGEST HOLDINGS                        INVESTMENTS
------------------------                 ----------------
iShares Russell 1000 Growth Index Fund        16.9%
General Electric Co.                           2.2%
ConocoPhillips                                 1.9%
Google, Inc. -- Class A                        1.8%
Bank of America Corp.                          1.6%
Hewlett Packard Co.                            1.5%
American International Group, Inc.             1.4%
United Technologies Corp.                      1.2%
Schlumberger, Ltd.                             1.2%
Time Warner, Inc.                              1.2%

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                     WILMINGTON MULTI-MANAGER LARGE-CAP FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Large-Cap Fund --
               Institutional Shares    Russell(R) 1000 Index    S&P 500(R) Index
  7/1/03            $10,000                  $10,000                $10,000
  6/30/04            11,318                   11,948                 11,911
  6/30/05            12,195                   12,894                 12,663
  6/30/06            12,984                   14,065                 13,755

-------------------------------------------------------------------------------------------
                                                         Average Annual Total Returns
                                                    ---------------------------------------
                                                                  SINCE           SINCE
                                                                INCEPTION      INCEPTION 1
                                                              (INSTITUTIONAL    (INVESTOR
                                                     1 YEAR      SHARES)         SHARES)
                                                    -------   --------------   ------------
Large-Cap Fund -- Institutional Shares               6.47%        9.09%            NA
Large-Cap Fund -- Investor Shares 2                    NA           NA           (2.45)%
Large-Cap Fund -- Investor Shares at NAV               NA           NA            1.07%
Russell 1000(R) Index                                9.08%        12.04%          2.03%
S&P 500(R) Index                                     8.63%        11.21%          1.85%
-------------------------------------------------------------------------------------------

_____________
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE PERIOD JULY 1, 2003, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDICES FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS ARE CUMULATIVE RETURNS FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

WILMINGTON MULTI-MANAGER MID-CAP FUND

      The Institutional Shares of the Wilmington Multi-Manager Mid-Cap Fund (the "Fund") returned 9.93% for the year ended June 30, 2006, compared to a return of 13.66% for the Russell Midcap Index.

      The Fund employs two active managers, Bennett Lawrence Management, LLC ("BLM"), and Equity Investment Corporation ("EIC"), as well as an index manager, and investments in exchange traded funds (iShares Trust) based on the Russell Midcap Index and the Standard & Poor's MidCap 400 Index. Since December 1, 2005, the Fund has maintained a neutral style allocation between value and growth stocks.

      BLM, the growth manager, outpaced the Russell Midcap Growth Index for the period by more than 150 basis points. Stock selection contributed to all of the outperformance, led by the health care sector. Increased spending on medical technology by hospital and clinic stocks owned within the portfolio has enabled them to offer state of the art procedures and gain a competitive advantage in their marketplaces.

      EIC, the value manager, underperformed the index by 800 basis points. Its allocation among the market sectors did not have a material effect on relative performance; however, stock selection throughout the portfolio caused it to lag the benchmark. EIC's portfolio construction has emphasized high quality stocks that have been out of favor, with little exposure to energy, which has performed well over the past year. Unfortunately, the market rewarded lower-quality companies with low, volatile earnings during the period. We maintain our belief that high-quality stocks will outperform low-quality stocks going forward, and are confident in EIC's disciplined approach.

      The top ten holdings as of June 30, 2006 representing approximately 40.0% of total investments, were:

                                            PERCENT OF TOTAL
10 LARGEST HOLDINGS                           INVESTMENTS
------------------------                    ----------------
iShares S&P Midcap 400 Value Index Fund          21.7%
iShares S&P Midcap 400 Growth Index Fund          7.0%
NII Holdings, Inc.*                               1.8%
Intuitive Surgical, Inc.                          1.7%
Akamai Technologies, Inc.                         1.6%
Hologic, Inc.                                     1.4%
Robert Half International, Inc.                   1.2%
Fastenal Co..                                     1.2%
CheckFree Corp.                                   1.2%
T.Rowe Price Group, Inc.                          1.2%

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                      WILMINGTON MULTI-MANAGER MID-CAP FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Mid-Cap Fund --
               Institutional Shares   Russell Midcap(R) Index    S&P MidCap 400(R) Index

  7/1/03          $10,000                    $10,000                    $10,000
  6/30/04          12,210                     12,939                     12,798
  6/30/05          13,343                     15,154                     14,592
  6/30/06          14,668                     17,224                     16,486



-------------------------------------------------------------------------------------------
                                                         Average Annual Total Returns
                                                    ---------------------------------------
                                                                  SINCE           SINCE
                                                                INCEPTION      INCEPTION 1
                                                              (INSTITUTIONAL    (INVESTOR
                                                     1 YEAR      SHARES)         SHARES)
                                                    -------   --------------   -----------
Mid-Cap Fund -- Institutional Shares                 9.93%        13.62%            NA
Mid-Cap Fund -- Investor Shares 2                     NA            NA            (1.15)%
Mid-Cap Fund -- Investor Shares at NAV                NA            NA             2.46%
Russell Midcap(R) Index                             13.66%        19.87%           4.95%
S&P Midcap 400(R) Index                             12.98%        18.13%           4.24%
-------------------------------------------------------------------------------------------

_______________
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE PERIOD JULY 1, 2003, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDICES FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS FOR PERIODS LESS THAN A YEAR ARE CUMULATIVE RETURNS. THE RETURNS FOR THE INVESTOR SHARES AND RUSSELL MIDCAP(R) INDEX ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006 AND THE RETURN FOR THE S&P MIDCAP 400 INDEX IS FOR THE PERIOD DECEMBER 31, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

WILMINGTON MULTI-MANAGER SMALL-CAP FUND

      The Institutional Shares of the Wilmington Multi-Manager Small-Cap Fund (the "Fund") returned 10.42% for the year ended June 30, 2006, compared to a return of 14.58% for the Russell 2000 Index during this period.

      The Fund employs two active managers, Batterymarch Financial Management ("Batterymarch") and Systematic Financial Management ("SFM"), as well as an index manager, and investments in exchange traded funds (iShares Trust) based on the S&P Small Cap 600 Index and the Russell 2000 Index.

      The last twelve months for Batterymarch proved to be difficult, particularly within health care and information technology. The firm uses a series of quantitative models to identify sectors and stocks poised for outperformance. Over the last year, the firm correctly identified several sectors to overweight versus its benchmark, the Russell 2000 Growth Index, including energy, which added value to the Fund. However, several stock specific events within health care and information technology negatively impacted results and led to a material under-performance by the manager over the last year. Three-quarters of the Fund's under-performance was due to the stock specific performance of Batterymarch over the last year.

      SFM's performance during the past 12 months was closer to its value index benchmark, having a very good period of results from July of 2005 through March 2006. The last three months, though, proved difficult as the market showed increased volatility through its correction. This correction proved to impact firms with higher levels of free cash flow and stronger balance sheets more than others, hurting SFM's performance. The result is the manager trailed its benchmark over the last year, accounting for approximately a quarter of the Fund's overall underperformance relative to the Russell 2000 Index.

      The top ten holdings as of June 30, 2006, representing approximately 16.6% of total investments, were:

                                            PERCENT OF TOTAL
10 LARGEST HOLDINGS                           INVESTMENTS
------------------------                    ----------------
iShares S&P SmallCap 600 Value Index Fund        10.0%
Unit Corp.                                        0.8%
Quanex Corp.                                      0.8%
Selective Insurance Group, Inc.                   0.8%
Phillips-Van Heusen Corp.                         0.7%
Knoll, Inc.                                       0.7%
Eagle Materials, Inc.                             0.7%
MGE Energy, Inc.                                  0.7%
Regal-Beloit Corp.                                0.7%
Gardner Denver, Inc.                              0.7%

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                     WILMINGTON MULTI-MANAGER SMALL-CAP FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                        Small-Cap Fund --
                                      Institutional Shares     Russell 2000(R) Index    S&P SmallCap 600(R) Index
  7/1/03                                   $10,000                    $10,000                  $10,000
  6/30/04                                   12,800                     13,337                   13,524
  6/30/05                                   14,245                     14,597                   15,340
  6/30/06                                   15,729                     16,726                   17,475


-------------------------------------------------------------------------------------------
                                                         Average Annual Total Returns
                                                    ---------------------------------------
                                                                  SINCE           SINCE
                                                                INCEPTION      INCEPTION 1
                                                              (INSTITUTIONAL    (INVESTOR
                                                     1 YEAR      SHARES)         SHARES)
                                                    -------   --------------   -----------
Small-Cap Fund -- Institutional Shares              10.42%        16.30%            NA
Small-Cap Fund -- Investor Shares 2                   NA            NA             1.80%
Small-Cap Fund -- Investor Shares at NAV              NA            NA             5.51%
Russell 2000(R) Index                               14.58%        18.70%           8.46%
S&P SmallCap 600(R) Index                           13.92%        20.45%           7.69%
-------------------------------------------------------------------------------------------

_____________
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE PERIOD JULY 1, 2003, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDICES FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS FOR PERIODS LESS THAN A YEAR ARE CUMULATIVE RETURNS. THE RETURNS FOR INVESTOR SHARES AND THE RUSSELL 2000(R) INDEX ARE FOR THE PERIOD
      DECEMBER 20, 2005 THROUGH JUNE 30, 2006 AND THE RETURN FOR THE S&P SMALLCAP 600(R) INDEX IS FOR THE PERIOD DECEMBER 31, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

WILMINGTON MULTI-MANAGER INTERNATIONAL FUND

      The Institutional Shares of the Wilmington Multi-Manager International Fund (the "Fund") returned 26.70% for the year ended June 30, 2006. The MSCI EAFE Index returned 26.56% for the same period.

      On February 1st, the Fund added two new sub-advisers, The Boston Company Asset Management ("Boston") and Acadian Asset Management ("Acadian"). Late last year, Julius Baer decided not to purchase any more small-cap names with new cash flows. As the Fund continued to grow in assets, the exposure to small-caps was becoming more diluted and a decision was made to search for a dedicated international small-cap manager. Boston emerged as the best choice for the Fund as its historical returns have been outstanding relative to its benchmark index and its portfolio provided further diversification benefits.

      As the Fund grew in assets from $300 million at calendar year-end 2004 to over $600 million at calendar year-end 2005, the decision was also made to search for another manager who could provide both excess returns and diversification benefits in international large-caps. A thorough search late in 2005 led us to Acadian, a quantitative active manager who employs the use of analytic models for active stock selection as well as sector and country valuation. We reduced the allocations to both Goldman Sachs Asset Management ("GSAM") and Julius Baer Investment Management ("JBIM") to fund this new allocation to Acadian.

      For the twelve months ending June 30, 2006, international developed large-cap, small-cap, and emerging equity markets continued to outperform the domestic equity markets as investors sought out asset classes providing higher returns. JBIM exceeded the index benchmark primarily due to its continued positions in emerging markets, especially Eastern Europe. GSAM slightly lagged the index, as several stock-specific events in the second half of 2005 reduced the overall effectiveness of its stock selection process. The Acadian portfolio added excess return to the Fund as its stock-level performance in the United Kingdom, France, and Germany contributed most significantly. Boston had strong relative performance derived from its broad-based strength in stock selection, as its strategy has tight restrictions on both country and sector deviations from its index benchmark.

      The top ten holdings as of June 30, 2006, representing approximately 15.8% of total investments, were:

                                            PERCENT OF TOTAL
10 LARGEST HOLDINGS                           INVESTMENTS
-------------------                         ----------------
iShares MSCI Emerging Markets Index Fund          5.2%
Royal Dutch Shell PLC                             1.6%
AstraZeneca PLC                                   1.5%
BASF AG                                           1.3%
Zurich Financial Services AG                      1.3%
BNP Paribas SA                                    1.1%
Deutsche Bank AG                                  1.0%
Roche Holding AG -- Genusschein                   1.0%
Rio Tinto, Ltd.                                   0.9%
Canon, Inc.                                       0.9%

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

      The following graph and table compares the performance of the Wilmington Multi-Manager International Fund (the "International Fund") and its predecessor, the International Stock Fund (a collective investment fund), with that of the MSCI EAFE(R) Index for the periods ended June 30, 2006. The International Stock Fund's performance (6/30/96 - 6/29/98) has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Fund (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different.

                   WILMINGTON MULTI-MANAGER INTERNATIONAL FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                     International Fund --
                                     Institutional Shares     MSCI EAFE(R) Index
  6/30/96                                  $10,000                $10,000
  6/30/97                                   11,379                 11,284
  6/30/98                                   12,010                 11,971
  6/30/99                                   12,195                 12,883
  6/30/00                                   16,039                 15,093
  6/30/01                                   11,620                 11,525
  6/30/02                                    9,958                 10,431
  6/30/03                                    9,103                  9,757
  6/30/04                                   11,754                 12,916
  6/30/05                                   13,683                 14,679
  6/30/06                                   17,336                 18,578

-------------------------------------------------------------------------------------------
                                                         Average Annual Total Returns
                                                    ---------------------------------------
                                                                                  SINCE
                                                    1 YEAR   5 YEAR   10 YEAR  INCEPTION 1
                                                    ------   ------   -------  ------------
International Fund -- Institutional Shares          26.70%    8.33%    5.66%        NA
International Fund -- Investor Shares 2               NA       NA       NA         6.40%
International Fund -- Investor Shares at NAV          NA       NA       NA        10.27%
MSCI EAFE(R) Index                                  26.56%   10.02%    6.39%      10.16%
-------------------------------------------------------------------------------------------

____________
THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE TEN YEAR PERIOD ENDED JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES
BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS FOR PERIODS LESS THAN A YEAR ARE CUMULATIVE RETURNS. THE RETURNS FOR INVESTOR SHARES ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006. THE RETURN FOR THE MSCI EAFE(R) INDEX IS FOR THE PERIOD DECEMBER 31, 2005 THROUGH JUNE 30, 2006. THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON NOVEMBER 30, 1987 AND BECAUSE THEY ARE MORE THAN TEN YEARS OLD, NO SINCE INCEPTION RETURN IS PROVIDED.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON MULTI-MANAGER REAL ASSET FUND*

      On May 16, 2006, shareholders voted to change the investment objective of the Wilmington Multi-Manager Real Estate Securities Fund, as well as change the name to the Wilmington Multi-Manager Real Asset Fund. The investment objective of the Wilmington Multi-Manager Real Asset Fund is long-term preservation of capital with current income. The objective will be accomplished by investing in assets that have their value either directly or indirectly linked to changes in inflation. Inflation-linked bonds (such as Treasury Inflation Protected Securities, or TIPS), real estate-related securities, and commodity/natural resource-related securities are all examples of such assets.

      The target allocation for the Wilmington Multi-Manager Real Asset Fund (the "Fund") is 50% inflation-linked bonds, 30% real estate-related securities, and 20% commodity/natural resource-related securities. The transition to the new target allocation began on May 31, 2006. At this point, the Fund is still in the process of transitioning to the new target allocation. As assets have come into the Fund, the allocation to inflation-linked bonds and to commodity/natural resource-related securities has been increased. The ending allocation on June 30, 2006 was 46% inflation-linked bonds, 29% real estate securities, 12% commodities/natural resources, and 13% cash equivalents. Based upon the actual asset allocation of the Fund as of June 30, 2006, the estimated yield for the Fund, net of fund expenses, is approximately 2%. Distributions will be made quarterly and are dependent upon the underlying holdings.

      The Fund added a third active manager as part of the investment strategy change. Standish Mellon Asset Management ("SMAM") was hired to actively manage a portfolio of TIPS. The two active real estate managers, AEW Capital Management ("AEW") and Real Estate Management Services Group ("REMS"), continue to manage real estate portfolios. Additionally, the Fund has a passive component consisting of investments in an exchange traded fund based on the Lehman Brothers TIPS Index (iShares Trust) and the Cohen & Steers Realty Majors Index (iShares Trust); and investments in iPath Exchange Traded Notes based on the Dow Jones-AIG Commodity Index Total Return ("DJ-AIG") and the GSCI(R) Total Return. There is also an investment in the PIMCO CommodityRealReturn Fund, which invests in derivative securities whose performance is linked to the DJ-AIG, while the collateral portion of the portfolio is actively managed by investing in fixed income assets in an attempt to add incremental returns, along with additional inflation hedging.

*     FORMERLY, WILMINGTON MULTI-MANAGER REAL ESTATE SECURITIES FUND

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

      For the year ended June 30, 2006, the Institutional Shares of the Wilmington Multi-Manager Real Asset Fund returned 16.49%, compared to a return of 19.04% for the FTSE NAREIT-Equity Index ("NAREIT"). This under-performance occurred in the month of June and was the result of the transitioning of assets to the new investment strategy. For the trailing 11 months ending May 31, 2006, the Fund was ahead of the NAREIT by 0.8%. However, as exposure to commodities and TIPS during the month of June was increased, real estate rallied (the NAREIT was up 5.20% in June) and commodities fell (the DJ-AIG was down 1.55% in June), while TIPS were relatively flat. A new benchmark for the Fund has been introduced as of May 31, 2006 in order to better reflect the new investment strategy of the Fund. The new index is a custom blended benchmark, comprised of 50% Lehman Brothers Treasury Inflation Protected Securities Index, 30% FTSE NAREIT-Equity Index, and 20% Dow Jones-AIG Commodity Index Total Return.

      AEW has remained ahead of the NAREIT since the inception of the Fund and continued to readily beat the index over the past 12 months (23.7% versus 19.0%). Despite the extremely strong performance of the index over the last year, AEW's valuation models have correctly identified securities that have outperformed the benchmark.

      REMS performed in line with, though slightly behind the NAREIT over the trailing 12 months, returning 18.4% versus 19.0% for the index. Since the inception of the Fund, however, REMS has lagged the benchmark due to its 20-25% allocation to REIT preferred equity. The preferred securities provide downside protection - which helped as real estate sold off almost 10% in April and May before regaining most of those losses in June - however, they limit the upside capture ability as well.

      SMAM was added to the Fund at the beginning of June and funded throughout the month. The PIMCO Commodity RealReturn Fund was added to the portfolio just before the end of the second quarter. Therefore, there is not yet a full month of performance to discuss for either SMAM or PIMCO.

      The top ten holdings as of June 30, 2006, representing approximately 48.2% of total investments, were:

                                                  PERCENT OF TOTAL
10 LARGEST HOLDINGS                                 INVESTMENTS
-------------------                               ----------------
iShares Cohen & Steers Realty Majors Index Fund         7.4%
U.S. Treasury Inflation Indexed Notes,
    0.88%, 04/15/10                                     6.7%
iPATH Dow Jones -- AIG Commodity Index Total
    Return Index ETN                                    5.5%
U.S. Treasury Inflation Indexed Notes,
    3.50%, 01/15/11                                     5.4%
PIMCO Commodity Real Return Strategy Fund --
    Institutional Shares                                4.7%
U.S. Treasury Inflation Indexed Notes,
    3.88%, 04/15/29                                     3.8%
U.S. Treasury Inflation Indexed Notes,
    1.88%, 07/15/13                                     3.8%
U.S. Treasury Inflation Indexed Notes,
     3.00%, 07/15/12                                    3.8%
U.S. Treasury Inflation Indexed Notes,
    3.63%, 04/15/28                                     3.6%
iShares Lehman U.S. Treasury Inflation
     Protected Securities Index Fund                    3.5%

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                        Real Asset Fund --       NAREIT(R) Equity Index          Blended Index*          NAREIT(R) &
                        Institutional Class                                                            Blended Index
  7/1/03                   $10,000                    $10,000                      $10,000               $10,000
  6/30/04                   11,940                     12,707                       11,508                12,707
  6/30/05                   15,522                     16,857                       13,376                16,857
  5/31/06                                              19,074                       14,320                19,078
  6/30/06                   18,080                     20,070                       14,519                19,339


-------------------------------------------------------------------------------------------
                                                          Average Annual Total Returns
                                                    ---------------------------------------
                                                                  SINCE           SINCE
                                                                INCEPTION      INCEPTION 1
                                                              (INSTITUTIONAL    (INVESTOR
                                                    1 YEAR       SHARES)         SHARES)
                                                    -------   --------------   ------------
Real Asset Fund -- Institutional Shares             16.49%        21.82%           NA
Real Asset Fund -- Investor Shares 2                  NA            NA            6.63%
Real Asset Fund -- Investor Shares at NAV             NA            NA           10.50%
NAREIT(R) Equity Index                              19.04%        26.14%         12.90%
Blended Index: TIPS/NAREIT/DJ-AIG                    8.55%        13.23%          3.78%
NAREIT(R) & Blended Index 3                         14.75%        24.60%          8.81%
-------------------------------------------------------------------------------------------

_______________

THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES OF THE FUND FOR THE PERIOD JULY 1, 2003, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDICES FOR THE SAME PERIOD. RETURNS FOR THE INVESTOR SHARES WILL BE LOWER THAN THE INSTITUTIONAL SHARES BECAUSE THEY ARE SUBJECT TO A MAXIMUM FRONT-END SALES CHARGE OF 3.50% AND ADDITIONAL ANNUAL EXPENSES SUCH AS A 0.25% DISTRIBUTION FEE (12B-1). INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 20, 2005. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 RETURNS FOR PERIODS LESS THAN A YEAR ARE CUMULATIVE RETURNS. THE RETURNS FOR INVESTOR SHARES ARE FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006. THE RETURNS FOR THE INDICES ARE FOR THE PERIOD DECEMBER 31, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

3 RETURNS AND ENDING VALUE REFLECT THE PERFORMANCE OF THE NAREIT EQUITY INDEX FOR THE PERIOD JULY 1, 2003 THROUGH MAY 31, 2006 LINKED TO THE PERFORMANCE OF THE BLENDED INDEX FOR THE PERIOD MAY 31, 2006 THROUGH JUNE 30, 2006.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

      We invite your comments and questions and thank you for your investment in the Wilmington Multi-Manager Funds. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                                 Sincerely


                                                 /s/ Neil Wolfson

                                                 Neil Wolfson
                                                 President

      July 24, 2006

      YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. A PROSPECTUS WITH THIS AND OTHER INFORMATION MAY BE OBTAINED BY CALLING 800-336-9970 OR VISITING THE FUNDS' WEB SITE AT WWW.WILMINGTONFUNDS.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

      MR. WOLFSON'S COMMENTS REFLECT THE INVESTMENT ADVISER'S VIEWS GENERALLY REGARDING THE MARKET AND THE ECONOMY AND ARE COMPILED FROM THE INVESTMENT ADVISER'S RESEARCH AND FROM COMMENTS PROVIDED BY THE PORTFOLIO MANAGERS AND THE SUB-ADVISERS OF EACH OF THE FUNDS. THESE COMMENTS REFLECT OPINIONS AS OF THE DATE WRITTEN AND ARE SUBJECT TO CHANGE AT ANY TIME.

      DISTRIBUTED BY PROFESSIONAL FUNDS DISTRIBUTOR, LLC.

      SEE FINANCIAL HIGHLIGHTS.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  EXPENSE DISCLOSURE
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund's costs in two ways.

   o ACTUAL FUND RETURN. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

   o HYPOTHETICAL 5% RETURN. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

                                                            BEGINNING    ENDING                  EXPENSES
                                                             ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                              VALUE       VALUE      EXPENSE      DURING
                                                             1/01/06     6/30/06      RATIO      PERIOD*
                                                            ---------   ---------   ----------   --------
MULTI-MANAGER LARGE-CAP FUND -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,020.00     1.00%       $5.01
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,019.84     1.00%        5.01

MULTI-MANAGER LARGE-CAP FUND -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,018.20     1.25%       $6.26
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,018.60     1.25%        6.26

MULTI-MANAGER MID-CAP FUND -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,023.80     1.15%       $5.77
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,019.09     1.15%        5.76

MULTI-MANAGER MID-CAP FUND -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,022.20     1.40%       $7.02
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,017.85     1.40%        7.00

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  EXPENSE DISCLOSURE -- CONTINUED
--------------------------------------------------------------------------------

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

                                                            BEGINNING    ENDING                  EXPENSES
                                                             ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                              VALUE       VALUE       EXPENSE     DURING
                                                             1/01/06     6/30/06       RATIO     PERIOD*
                                                            ---------   ---------   ----------   --------
MULTI-MANAGER SMALL-CAP FUND -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,053.40     1.25%       $6.36
Hypothetical 5% Return Before Expenses...................    1,000.00    1,018.60     1.25%        6.26

MULTI-MANAGER SMALL-CAP FUND -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,051.20     1.50%       $7.63
Hypothetical 5% Return Before Expenses...................    1,000.00    1,017.36     1.50%        7.50

MULTI-MANAGER INTERNATIONAL FUND -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,097.80     1.12%       $5.83
Hypothetical 5% Return Before Expenses...................    1,000.00    1,019.24     1.12%        5.61

MULTI-MANAGER INTERNATIONAL FUND -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,096.60     1.37%       $7.12
Hypothetical 5% Return Before Expenses...................    1,000.00    1,018.00     1.37%        6.85

MULTI-MANAGER REAL ASSET FUND -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,099.00     0.96%       $5.00
Hypothetical 5% Return...................................    1,000.00    1,020.03     0.96%        4.81

MULTI-MANAGER REAL ASSET FUND -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,097.80     1.21%       $6.29
Hypothetical 5% Return...................................    1,000.00    1,018.79     1.21%        6.06

On May 31, 2006, the Multi-Manager Real Asset Fund (the "Fund") began allocating assets among the Fund's sub-advisers according to the Fund's new investment strategy (see Note 1 of Notes to the Financial Statements). The advisory fees incurred by the Fund for the month of June 2006 were reduced due to assets being allocated to Standish Mellon Asset Management, LLC, a sub-adviser with an advisory fee lower than the advisory fees of the Fund's other sub-advisers (see
Note 3 of NOTES TO THE FINANCIAL STATEMENTS). Had the allocation of assets for the month of June 2006 been in place for the entire period, the expense ratio for the period is estimated to have been 0.85% and 1.10% for the Institutional Shares and Investor Shares, respectively. Had this change in expenses been in place January 1, 2006, the Fund's expense analysis would have been as follows:

                                                             BEGINNING   ENDING                  EXPENSES
                                                              ACCOUNT    ACCOUNT    ANNUALIZED     PAID
                                                               VALUE      VALUE       EXPENSE     DURING
                                                              1/01/06    6/30/06       RATIO      PERIOD*
                                                            ---------   ---------   ----------   --------
MULTI-MANAGER REAL ASSET FUND -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,099.00     0.85%       $4.42
Hypothetical 5% Return Before Expenses...................    1,000.00    1,020.58     0.85%        4.26

MULTI-MANAGER REAL ASSET FUND -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,097.80     1.10%       $5.72
Hypothetical 5% Return Before Expenses...................    1,000.00    1,019.34     1.10%        5.51

_____________
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent fiscal half-year, then divided by 365.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

JUNE 30, 2006

The following tables present a summary of the portfolio holdings of each of the Wilmington Multi-Manager Funds as a percentage of its total investments.

MULTI-MANAGER LARGE-CAP FUND
Common Stocks
  Financials                                   16.9%
  Industrials                                  12.5%
  Information Technology                       12.1%
  Health Care                                   9.5%
  Consumer Discretionary                        9.1%
  Energy                                        9.0%
  Consumer Staples                              6.9%
  Telecommunication Services                    2.2%
  Utilities                                     1.9%
  Materials                                     0.7%
Exchange Traded Funds                          17.7%
Short-Term Investments                          1.5%
                                              -----
                                              100.0%
                                              =====

MULTI-MANAGER MID-CAP FUND
Common Stocks
  Information Technology                       12.4%
  Health Care                                  12.2%
  Consumer Discretionary                       11.7%
  Financials                                    9.5%
  Industrials                                   8.4%
  Energy                                        5.8%
  Consumer Staples                              4.1%
  Telecommunication Services                    1.9%
  Utilities                                     1.6%
  Materials                                     1.6%
Exchange Traded Funds                          28.7%
Short-Term Investments                          2.1%
                                              -----
                                              100.0%
                                              =====

MULTI-MANAGER SMALL-CAP FUND
Common Stock
  Industrials                                  19.6%
  Consumer Discretionary                       15.4%
  Financials                                   14.3%
  Information Technology                       14.2%
  Energy                                        8.1%
  Health Care                                   5.9%
  Materials                                     5.4%
  Consumer Staples                              2.5%
  Utilities                                     2.3%
  Telecommunication Services                    0.5%
Exchange Traded Funds                          10.0%
Short-Term Investments                          1.8%
                                              -----
                                              100.0%
                                              =====

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  DISCLOSURE OF PORTFOLIO HOLDINGS -- CONTINUED
--------------------------------------------------------------------------------

JUNE 30, 2006

                        MULTI-MANAGER INTERNATIONAL FUND

SECTOR ALLOCATIONS
Common Stock
  Financials                                   27.6%
  Industrials                                  12.2%
  Consumer Discretionary                       10.4%
  Materials                                     9.1%
  Energy                                        7.7%
  Consumer Staples                              6.7%
  Health Care                                   5.9%
  Information Technology                        4.8%
  Telecommunications                            4.3%
  Utilities                                     2.9%
Exchange Traded Funds                           5.5%
Short-Term Investments                          2.3%
Preferred Stock                                 0.5%
Warrants                                        0.1%
                                              -----
                                              100.0%
                                              =====

COUNTRY ALLOCATIONS
  Japan                                        17.7%
  United Kingdom                               16.2%
  France                                        9.4%
  Germany                                       7.7%
  Switzerland                                   5.9%
  Netherlands                                   5.2%
  Emerging Markets                              5.2%
  Australia                                     4.3%
  Italy                                         4.0%
  Spain                                         2.8%
  Hong Kong                                     2.4%
  United States                                 2.3%
  Sweden                                        2.3%
  Belgium                                       1.7%
  Russia                                        1.7%
  Poland                                        1.4%
  Finland                                       1.3%
  Austria                                       1.3%
  Canada                                        1.2%
  All other countries less than 1%              6.0%
                                              -----
                                              100.0%
                                              =====

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  DISCLOSURE OF PORTFOLIO HOLDINGS -- CONTINUED
--------------------------------------------------------------------------------

JUNE 30, 2006

MULTI-MANAGER REAL ASSET FUND
U.S. Treasury Obligations                      42.0%
REITs
   Industrial/Office                            5.8%
   Retail                                       4.9%
   Residential                                  3.5%
   Diversified/Other                            1.7%
   Lodging/Resorts                              1.1%
   Self Storage                                 0.5%
   Health Care                                  0.3%
Exchange Traded Funds                          10.9%
Exchange Traded Notes                           8.1%
Investment Companies                            4.7%
Preferred Stock                                 2.3%
Common Stock                                    1.5%
Short-Term Investments                         12.7%
                                              -----
                                              100.0%
                                              =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust files a complete schedule of investments with the SEC for its first and third fiscal quarters on Form N-Q. Form N-Q is available without charge by visiting the SEC's website at http://www.sec.gov, or it may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
COMMON STOCK -- 80.8%
  CONSUMER DISCRETIONARY -- 9.1%
    ADVERTISING -- 1.1%
     Omnicom Group, Inc. ....................         14,823     $  1,320,581
     The Interpublic Group of Cos., Inc.* ...            714            5,962
                                                                 ------------
                                                                    1,326,543
                                                                 ------------
    APPAREL RETAIL -- 0.0%
     Limited Brands, Inc. ...................            803           20,549
     The Gap, Inc. ..........................            719           12,511
     The TJX Cos., Inc. .....................            246            5,623
                                                                 ------------
                                                                       38,683
                                                                 ------------
    APPAREL, ACCESSORIES & LUXURY GOODS -- 0.0%
     Coach, Inc.* ...........................            214            6,399
     Jones Apparel Group, Inc. ..............            307            9,759
     Liz Claiborne, Inc. ....................             61            2,261
     V.F. Corp. .............................            202           13,720
                                                                 ------------
                                                                       32,139
                                                                 ------------
    AUTO PARTS & EQUIPMENT -- 0.2%
     BorgWarner, Inc. .......................          3,000          195,300
     Johnson Controls, Inc. .................            441           36,259
                                                                 ------------
                                                                      231,559
                                                                 ------------
    AUTOMOBILE MANUFACTURERS -- 0.1%
     Ford Motor Co. .........................          4,436           30,741
     General Motors Corp. ...................          1,287           38,340
                                                                 ------------
                                                                       69,081
                                                                 ------------
    AUTOMOTIVE RETAIL -- 0.1%
     AutoNation, Inc.* ......................          6,615          141,825
     AutoZone, Inc.* ........................             24            2,117
                                                                 ------------
                                                                      143,942
                                                                 ------------
    BROADCASTING & CABLE TV -- 1.0%
     CBS Corp., Class B .....................          1,184           32,027
     Clear Channel Communications, Inc. .....            305            9,440
     Comcast Corp. -- Class A* ..............          4,972          162,783
     Comcast Corp. -- Class A* ..............         31,500        1,032,570
     The E.W. Scripps Co. ...................            112            4,832
     Univision Communications, Inc. --
      Class A* ..............................            130            4,355
                                                                 ------------
                                                                    1,246,007
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    CASINOS & GAMING -- 0.0%
     Harrah's Entertainment, Inc. ...........            215     $     15,304
     International Game Technology ..........            234            8,878
                                                                 ------------
                                                                       24,182
                                                                 ------------
    COMPUTER & ELECTRONICS RETAIL -- 0.0%
     Best Buy Co., Inc. .....................            222           12,174
     Circuit City Stores, Inc. ..............            391           10,643
     RadioShack Corp. .......................             85            1,190
                                                                 ------------
                                                                       24,007
                                                                 ------------
    CONSUMER ELECTRONICS -- 0.0%
     Harman International Industries, Inc.                45            3,842
                                                                 ------------
    DEPARTMENT STORES -- 1.5%
     Dillard's, Inc. -- Class A .............            100            3,185
     Federated Department Stores, Inc. ......         10,832          396,451
     J.C. Penney Co., Inc. ..................         14,138          954,456
     Kohl's Corp.* ..........................          8,521          503,762
     Nordstrom, Inc. ........................            509           18,578
     Sears Holdings Corp.* ..................             58            8,981
                                                                 ------------
                                                                    1,885,413
                                                                 ------------
    DISTRIBUTORS -- 0.0%
     Genuine Parts Co. ......................            390           16,247
                                                                 ------------
    EDUCATIONAL SERVICES -- 0.0%
     Apollo Group, Inc. -- Class A* .........            103            5,322
                                                                 ------------
    FOOTWEAR -- 0.5%
     Nike, Inc. -- Class B ..................          7,987          646,947
                                                                 ------------
    GENERAL MERCHANDISE STORES -- 0.0%
     Big Lots, Inc.* ........................            265            4,526
     Dollar General Corp. ...................            375            5,242
     Family Dollar Stores, Inc. .............            244            5,961
     Target Corp. ...........................            493           24,093
                                                                 ------------
                                                                       39,822
                                                                 ------------
    HOME FURNISHINGS -- 0.0%
     Leggett & Platt, Inc. ..................            415           10,367
                                                                 ------------
    HOME IMPROVEMENT RETAIL -- 0.6%
     Lowe's Cos., Inc. ......................          8,538          518,000
     The Home Depot, Inc. ...................          1,201           42,984
     The Sherwin-Williams Co. ...............          4,775          226,717
                                                                 ------------
                                                                      787,701
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

-----------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    HOMEBUILDING -- 0.4%
     Centex Corp. ...........................             72     $      3,622
     D.R. Horton, Inc. ......................            153            3,645
     KB Home Co. ............................            106            4,860
     Lennar Corp. -- Class A ................             76            3,372
     Pulte Corp. ............................         18,384          529,275
                                                                 ------------
                                                                      544,774
                                                                 ------------
    HOMEFURNISHING RETAIL -- 0.0%
     Bed Bath & Beyond, Inc.* ...............            163            5,407
                                                                 ------------
    HOTELS, RESORTS & CRUISE LINES -- 0.2%
     Carnival Corp. .........................            528           22,039
     Hilton Hotels Corp. ....................            486           13,744
     Marriott International, Inc. --
      Class A ...............................          3,802          144,932
     Starwood Hotels & Resorts
      Worldwide, Inc. .......................            123            7,422
                                                                 ------------
                                                                      188,137
                                                                 ------------
    HOUSEHOLD APPLIANCES -- 0.0%
     Black & Decker Corp. ...................             43            3,632
     Snap-On, Inc. ..........................            133            5,376
     The Stanley Works ......................            167            7,886
     Whirlpool Corp. ........................            151           12,480
                                                                 ------------
                                                                       29,374
                                                                 ------------
    HOUSEWARES & SPECIALTIES -- 0.0%
     Fortune Brands, Inc. ...................             66            4,687
     Newell Rubbermaid, Inc. ................            633           16,350
                                                                 ------------
                                                                       21,037
                                                                 ------------
    INTERNET RETAIL -- 0.0%
     Amazon.com, Inc.* ......................            171            6,614
                                                                 ------------
    LEISURE PRODUCTS -- 0.0%
     Brunswick Corp. ........................            207            6,883
     Hasbro, Inc. ...........................            412            7,461
     Mattel, Inc. ...........................            905           14,942
                                                                 ------------
                                                                       29,286
                                                                 ------------
    MOTORCYCLE MANUFACTURERS -- 0.0%
     Harley-Davidson, Inc. ..................            143            7,849
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    MOVIES & ENTERTAINMENT -- 2.0%
     News Corp. -- Class A ..................         22,799     $    437,285
     The Walt Disney Co. ....................         16,333          489,990
     Time Warner, Inc. ......................         89,601        1,550,097
     Viacom, Inc., Class B* .................          1,402           50,248
                                                                 ------------
                                                                    2,527,620
                                                                 ------------
    PHOTOGRAPHIC PRODUCTS -- 0.0%
     Eastman Kodak Co. ......................            633           15,053
                                                                 ------------
    PUBLISHING -- 0.1%
     Gannett Co., Inc. ......................            316           17,674
     Meredith Corp. .........................             54            2,675
     The McClatchy Co. ......................             59            2,361
     The McGraw-Hill Cos., Inc. .............            483           24,261
     The New York Times Co. .................            174            4,270
     Tribune Co. ............................            604           19,588
                                                                 ------------
                                                                       70,829
                                                                 ------------
    RESTAURANTS -- 0.7%
     Darden Restaurants, Inc. ...............            104            4,098
     McDonald's Corp. .......................         18,324          615,686
     Starbucks Corp.* .......................          7,331          276,818
     Wendy's International, Inc. ............             65            3,789
     Yum! Brands, Inc. ......................            155            7,792
                                                                 ------------
                                                                      908,183
                                                                 ------------
    SPECIALIZED CONSUMER SERVICES -- 0.2%
     H&R Block, Inc. ........................          7,380          176,087
                                                                 ------------
    SPECIALTY STORES -- 0.4%
     Office Depot, Inc.* ....................         12,634          480,092
     Officemax, Inc. ........................            163            6,642
     Staples, Inc. ..........................            924           22,472
     Tiffany & Co. ..........................             80            2,641
                                                                 ------------
                                                                      511,847
                                                                 ------------
    TIRES & RUBBER -- 0.0%
     The Goodyear Tire & Rubber Co.* ........             98            1,088
                                                                 ------------
    TOTAL CONSUMER DISCRETIONARY ...........................       11,574,989
                                                                 ------------
  CONSUMER STAPLES -- 6.9%
    AGRICULTURAL PRODUCTS -- 0.1%
     Archer Daniels Midland Co. .............          1,497           61,796
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    BREWERS -- 0.0%
     Anheuser-Busch Cos., Inc. ..............            410     $     18,692
     Molson Coors Brewing Co. --
      Class B ...............................            132            8,960
                                                                 ------------
                                                                       27,652
                                                                 ------------
    DISTILLERS & VINTNERS -- 0.0%
     Brown-Forman Corp. -- Class B ..........             99            7,074
     Constellation Brands, Inc.*  ...........            500           12,500
                                                                 ------------
                                                                       19,574
                                                                 ------------
    DRUG RETAIL -- 0.9%
     CVS Corp. ..............................         28,070          861,749
     Walgreen Co. ...........................          6,559          294,106
                                                                 ------------
                                                                    1,155,855
                                                                 ------------
    FOOD DISTRIBUTORS -- 0.0%
     Sysco Corp. ............................            355           10,849
                                                                 ------------
    FOOD RETAIL -- 0.9%
     Kroger Co. .............................         40,186          878,466
     Safeway, Inc. ..........................          9,006          234,156
     SUPERVALU, Inc. ........................            449           13,784
     Whole Foods Market, Inc. ...............             74            4,784
                                                                 ------------
                                                                    1,131,190
                                                                 ------------
    HOUSEHOLD PRODUCTS -- 1.9%
     Colgate-Palmolive Co. ..................         14,498          868,430
     Kimberly-Clark Corp. ...................            648           39,982
     Procter & Gamble Co. ...................         26,942        1,497,975
     The Clorox Co. .........................             85            5,182
                                                                 ------------
                                                                    2,411,569
                                                                 ------------
    HYPERMARKETS & SUPER CENTERS -- 1.1%
     Costco Wholesale Corp. .................          8,798          502,630
     Wal-Mart Stores, Inc. ..................         18,620          896,925
                                                                 ------------
                                                                    1,399,555
                                                                 ------------
    PACKAGED FOODS & MEATS -- 0.1%
     Campbell Soup Co. ......................             50            1,855
     ConAgra Foods, Inc. ....................          1,201           26,554
     Dean Foods Co.* ........................            215            7,996
     General Mills, Inc. ....................            210           10,849
     Hershey Foods Corp. ....................            218           12,005

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    PACKAGED FOODS & MEATS -- (CONTINUED)
     HJ Heinz Co. ...........................            523     $     21,558
     Kellogg Co. ............................            144            6,974
     McCormick & Co., Inc. ..................             34            1,141
     Sara Lee Corp. .........................          1,095           17,542
     Tyson Foods, Inc. -- Class A ...........            550            8,173
     Wm. Wrigley Jr. Co. ....................            101            4,581
     Wm. Wrigley Jr. Co. -- Class B .........             25            1,133
                                                                 ------------
                                                                      120,361
                                                                 ------------
    PERSONAL PRODUCTS -- 0.5%
     Alberto-Culver Co. -- Class B ..........             91            4,434
     Avon Products, Inc. ....................            559           17,329
     Estee Lauder Companies, Inc. --
      Class A ...............................         16,432          635,425
                                                                 ------------
                                                                      657,188
                                                                 ------------
    SOFT DRINKS -- 1.2%
     Coca-Cola Co. ..........................          2,790          120,026
     Coca-Cola Enterprises, Inc. ............            742           15,114
     Pepsi Bottling Group, Inc. .............            177            5,690
     PepsiCo, Inc. ..........................         23,439        1,407,278
                                                                 ------------
                                                                    1,548,108
                                                                 ------------
    TOBACCO -- 0.2%
     Altria Group, Inc. .....................          2,579          189,376
     Reynolds American, Inc. ................            207           23,867
     UST, Inc. ..............................             91            4,112
                                                                 ------------
                                                                      217,355
                                                                 ------------
    TOTAL CONSUMER STAPLES .................................        8,761,052
                                                                 ------------
  ENERGY -- 9.0%
    COAL & CONSUMABLE FUELS -- 0.0%
     Consol Energy, Inc. ....................            278           12,988
                                                                 ------------
    INTEGRATED OIL & GAS -- 4.1%
     ChevronTexaco Corp. ....................         18,148        1,126,265
     ConocoPhillips .........................         37,296        2,444,007
     Exxon Mobil Corp. ......................          7,357          451,352
     Marathon Oil Corp. .....................            841           70,055
     Murphy Oil Corp. .......................            235           13,127
     Occidental Petroleum Corp. .............         10,697        1,096,978
                                                                 ------------
                                                                    5,201,784
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    OIL & GAS DRILLING -- 0.1%
     Nabors Industries, Ltd.* ...............            178     $      6,015
     Noble Corp. ............................            160           11,907
     Rowan Cos., Inc. .......................            160            5,694
     Transocean, Inc.* ......................            534           42,891
                                                                 ------------
                                                                       66,507
                                                                 ------------
    OIL & GAS EQUIPMENT & SERVICES -- 2.7%
     Baker Hughes, Inc. .....................          8,299          679,273
     BJ Services Co. ........................            164            6,111
     Halliburton Co. ........................         16,160        1,199,233
     National Oilwell, Inc.* ................            218           13,804
     Schlumberger, Ltd. .....................         23,888        1,555,348
     Weatherford International, Inc.* .......            432           21,436
                                                                 ------------
                                                                    3,475,205
                                                                 ------------
    OIL & GAS EXPLORATION & PRODUCTION -- 1.3%
     Anadarko Petroleum Corp. ...............            266           12,686
     Apache Corp. ...........................          8,385          572,276
     Chesapeake Energy Corp. ................            204            6,171
     Devon Energy Corp. .....................         17,055        1,030,293
     EOG Resources, Inc. ....................            138            9,569
     Hess Corp. .............................            279           14,745
     Kerr-McGee Corp. .......................            332           23,024
     XTO Energy, Inc. .......................            226           10,005
                                                                 ------------
                                                                    1,678,769
                                                                 ------------
    OIL & GAS REFINING & MARKETING -- 0.5%
     Sunoco, Inc. ...........................            314           21,757
     Valero Energy Corp. ....................          9,952          662,007
                                                                 ------------
                                                                      683,764
                                                                 ------------
    OIL & GAS STORAGE & TRANSPORTATION -- 0.3%
     El Paso Corp. ..........................          1,442           21,630
     Kinder Morgan, Inc. ....................            169           16,881
     The Williams Cos., Inc. ................         15,908          371,611
                                                                 ------------
                                                                      410,122
                                                                 ------------
    TOTAL ENERGY ...........................................       11,529,139
                                                                 ------------
  FINANCIALS -- 16.9%
    ASSET MANAGEMENT & CUSTODY BANKS -- 0.2%
     Ameriprise Financial, Inc. .............          2,293          102,428
     Bank of New York Co., Inc. .............          1,821           58,636

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    ASSET MANAGEMENT & CUSTODY BANKS -- (CONTINUED)
     Franklin Resources, Inc. ...............            194     $     16,841
     Janus Capital Group, Inc. ..............            145            2,596
     Legg Mason, Inc. .......................             73            7,265
     Mellon Financial Corp. .................            679           23,378
     Northern Trust Corp. ...................            276           15,263
     State Street Corp. .....................            434           25,211
     T.Rowe Price Group, Inc. ...............            336           12,704
                                                                 ------------
                                                                      264,322
                                                                 ------------
    CONSUMER FINANCE -- 0.8%
     American Express Co. ...................         17,582          935,714
     Capital One Financial Corp. ............            162           13,843
     SLM Corp. ..............................            235           12,436
                                                                 ------------
                                                                      961,993
                                                                 ------------
    DIVERSIFIED BANKS -- 2.1%
     Bank of America Corp. ..................         41,743        2,007,838
     Comerica, Inc. .........................            353           18,353
     U.S. Bancorp ...........................          4,205          129,850
     Wachovia Corp. .........................          3,775          204,152
     Wells Fargo & Co. ......................          3,884          260,539
                                                                 ------------
                                                                    2,620,732
                                                                 ------------
    DIVERSIFIED CAPITAL MARKETS -- 2.0%
     Citigroup, Inc. ........................         31,162        1,503,255
     J.P. Morgan Chase & Co. ................         25,842        1,085,364
                                                                 ------------
                                                                    2,588,619
                                                                 ------------
    INSURANCE BROKERS -- 0.0%
     AON Corp. ..............................            734           25,558
     Marsh & McLennan Cos., Inc. ............            710           19,092
                                                                 ------------
                                                                       44,650
                                                                 ------------
    INVESTMENT BANKING & BROKERAGE -- 3.7%
     Charles Schwab Corp. ...................          1,487           23,762
     E*TRADE Group, Inc.* ...................            505           11,524
     Goldman Sachs Group, Inc. ..............          8,415        1,265,869
     Lehman Brothers Holdings, Inc. .........            894           58,244
     Merrill Lynch & Co., Inc. ..............         21,131        1,469,872
     Morgan Stanley .........................         16,080        1,016,417
     The Bear Stearns Cos., Inc. ............          6,273          878,722
                                                                 ------------
                                                                    4,724,410
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    LIFE & HEALTH INSURANCE -- 0.2%
     AFLAC, Inc. ............................            596     $     27,625
     Lincoln National Corp. .................            707           39,903
     MetLife, Inc. ..........................          1,740           89,105
     Principal Financial Group, Inc. ........            664           36,952
     Prudential Financial, Inc. .............            708           55,012
     Torchmark Corp. ........................            163            9,897
     UnumProvident Corp. ....................            685           12,419
                                                                 ------------
                                                                      270,913
                                                                 ------------
    MULTI-LINE INSURANCE -- 1.9%
     American International Group, Inc. .....         30,251        1,786,321
     Assurant, Inc. .........................         12,000          580,800
     Genworth Financial, Inc. ...............            859           29,928
     Hartford Financial Services Group, Inc.             689           58,289
     Loews Corp. ............................            915           32,437
                                                                 ------------
                                                                    2,487,775
                                                                 ------------
    PROPERTY & CASUALTY INSURANCE -- 1.2%
     ACE, Ltd. ..............................            729           36,880
     Ambac Financial Group, Inc. ............             60            4,866
     Chubb Corp. ............................         11,812          589,419
     Cincinnati Financial Corp. .............            272           12,787
     MBIA, Inc. .............................            197           11,534
     SAFECO Corp. ...........................            270           15,214
     The Allstate Corp. .....................         12,986          710,724
     The Progressive Corp. ..................            460           11,827
     The St. Paul Cos., Inc. ................          1,599           71,283
     XL Capital, Ltd. -- Class A ............            397           24,336
                                                                 ------------
                                                                    1,488,870
                                                                 ------------
    REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     Apartment Investment &
      Management Co. -- Class A .............            230            9,994
     Archstone-Smith Trust ..................            487           24,774
     Boston Properties, Inc. ................            158           14,283
     Equity Office Properties Trust .........            857           31,289
     Equity Residential .....................            661           29,567
     Kimco Realty Corp. .....................            470           17,150
     Plum Creek Timber Co., Inc. ............            296           10,508
     ProLogis ...............................            394           20,535
     Public Storage, Inc. ...................            128            9,715

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    REAL ESTATE INVESTMENT TRUSTS -- (CONTINUED)
     Simon Property Group, Inc. .............            294     $     24,384
     Vornado Realty Trust ...................            165           16,096
                                                                 ------------
                                                                      208,295
                                                                 ------------
    REGIONAL BANKS -- 1.1%
     AmSouth Bancorp ........................            753           19,917
     BB&T Corp. .............................          1,248           51,904
     Commerce Bancorp, Inc. .................            191            6,813
     Compass Bancshares, Inc. ...............            265           14,734
     Fifth Third Bancorp ....................            767           28,341
     First Horizon National Corp. ...........            286           11,497
     Huntington Bancshares, Inc. ............            531           12,521
     KeyCorp ................................            884           31,541
     M&T Bank Corp. .........................            116           13,679
     Marshall & Ilsley Corp. ................            308           14,088
     National City Corp. ....................         13,070          473,003
     North Fork Bancorp, Inc. ...............         18,120          546,680
     PNC Financial Services Group ...........            652           45,751
     Regions Financial Corp. ................          1,009           33,418
     SunTrust Banks, Inc. ...................            834           63,601
     Synovus Financial Corp. ................            496           13,283
     Zions Bancorp ..........................            156           12,159
                                                                 ------------
                                                                    1,392,930
                                                                 ------------
    SPECIALIZED FINANCE -- 0.0%
     CIT Group, Inc. ........................            430           22,485
     Moody's Corp. ..........................            379           20,640
                                                                 ------------
                                                                       43,125
                                                                 ------------
    THRIFTS & MORTGAGE FINANCE -- 3.5%
     Countrywide Financial Corp. ............            334           12,719
     Fannie Mae .............................         20,785          999,758
     Freddie Mac ............................            388           22,120
     Fremont General Corp. ..................          4,000           74,240
     Golden West Financial Corp. ............         11,544          856,565
     MGIC Investment Corp. ..................         15,653        1,017,445
     Sovereign Bancorp, Inc. ................         18,165          368,931
     Washington Mutual, Inc. ................         24,418        1,112,972
                                                                 ------------
                                                                    4,464,750
                                                                 ------------
    TOTAL FINANCIALS .......................................       21,561,384
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  HEALTH CARE -- 9.5%
    BIOTECHNOLOGY -- 1.9%
     Amgen, Inc.* ...........................         22,402     $  1,461,282
     Applera Corp. -- Applied
      Biosystems Group ......................            239            7,732
     Biogen Idec, Inc.* .....................            514           23,814
     Genentech, Inc.* .......................         10,220          835,996
     Genzyme Corp.* .........................            318           19,414
     Gilead Sciences, Inc.* .................            245           14,494
     MedImmune, Inc.* .......................            138            3,740
                                                                 ------------
                                                                    2,366,472
                                                                 ------------
    HEALTH CARE DISTRIBUTORS -- 0.5%
     AmerisourceBergen Corp. ................         14,918          625,363
     Cardinal Health, Inc. ..................            240           15,439
     McKesson Corp. .........................            721           34,089
     Patterson Companies., Inc.*  ...........             59            2,061
                                                                 ------------
                                                                      676,952
                                                                 ------------
    HEALTH CARE EQUIPMENT -- 1.7%
     Baxter International, Inc. .............            728           26,761
     Becton, Dickinson, & Co. ...............            131            8,008
     Biomet, Inc. ...........................            139            4,349
     Boston Scientific Corp.* ...............            660           11,114
     C.R. Bard, Inc. ........................             58            4,249
     Fisher Scientific International, Inc.* .             69            5,040
     Hospira, Inc.* .........................             90            3,865
     Kinetic Concepts, Inc.* ................          4,200          185,430
     Medtronic, Inc. ........................         19,330          906,964
     PerkinElmer, Inc. ......................            222            4,640
     Respironics, Inc.* .....................          3,600          123,192
     St. Jude Medical, Inc.* ................            197            6,387
     Stryker Corp. ..........................         19,084          803,627
     Thermo Electron Corp.* .................            310           11,234
     Waters Corp.* ..........................             67            2,975
     Zimmer Holdings, Inc.* .................            130            7,374
                                                                 ------------
                                                                    2,115,209
                                                                 ------------
    HEALTH CARE FACILITIES -- 0.5%
     HCA, Inc. ..............................         15,263          658,598
     Health Management Associates, Inc. .....            139            2,740
     Manor Care, Inc. .......................             45            2,111
     Tenet Healthcare Corp.* ................          1,013            7,071
                                                                 ------------
                                                                      670,520
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    HEALTH CARE SERVICES -- 0.7%
     Caremark Rx, Inc. ......................         16,953     $    845,446
     Express Scripts, Inc. -- Class A* ......             95            6,815
     IMS Health, Inc. .......................            105            2,819
     Laboratory Corp. of America Holdings* ..             76            4,729
     Medco Health Solutions, Inc.* ..........            420           24,058
     Quest Diagnostic, Inc. .................             93            5,573
                                                                 ------------
                                                                      889,440
                                                                 ------------
    HEALTH CARE SUPPLIES -- 0.0%
     Bausch & Lomb, Inc. ....................             80            3,923
                                                                 ------------
    MANAGED HEALTH CARE -- 1.3%
     Aetna, Inc. ............................         12,942          516,774
     CIGNA Corp. ............................            180           17,732
     Coventry Health Care, Inc.* ............          7,590          416,995
     Humana, Inc.* ..........................             92            4,940
     UnitedHealth Group, Inc. ...............            751           33,630
     WellPoint, Inc* ........................          8,456          615,343
                                                                 ------------
                                                                    1,605,414
                                                                 ------------
    PHARMACEUTICALS -- 2.9%
     Abbott Laboratories ....................         19,399          845,990
     Allergan, Inc. .........................             73            7,830
     Barr Pharmaceuticals, Inc.* ............             60            2,861
     Bristol-Myers Squibb Co. ...............          3,071           79,416
     Eli Lilly & Co. ........................         16,159          893,108
     Forest Laboratories, Inc.* .............            191            7,390
     Johnson & Johnson ......................         10,451          626,224
     King Pharmaceuticals, Inc.* ............            136            2,312
     Merck & Co., Inc. ......................          3,332          121,385
     Mylan Laboratories, Inc. ...............         19,923          398,460
     Pfizer, Inc. ...........................         24,998          586,703
     Schering-Plough Corp. ..................            841           16,004
     Watson Pharmaceuticals, Inc.* ..........             59            1,374
     Wyeth ..................................          3,925          174,309
                                                                 ------------
                                                                    3,763,366
                                                                 ------------
    TOTAL HEALTH CARE ......................................       12,091,296
                                                                 ------------
  INDUSTRIALS -- 12.5%
    AEROSPACE & DEFENSE -- 3.4%
     General Dynamics Corp. .................            226           14,794
     Goodrich Corp. .........................            233            9,388
     Honeywell International, Inc. ..........         15,168          611,271

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    AEROSPACE & DEFENSE -- (CONTINUED)
     L-3 Communications Holdings, Inc. ......             67     $      5,053
     Lockheed Martin Corp. ..................         13,837          992,666
     Northrop Grumman Corp. .................         15,217          974,801
     Raytheon Co. ...........................          1,063           47,378
     Rockwell Collins, Inc. .................            100            5,587
     The Boeing Co. .........................          1,331          109,022
     United Technologies Corp. ..............         24,758        1,570,152
                                                                 ------------
                                                                    4,340,112
                                                                 ------------
    AIR FREIGHT & LOGISTICS -- 1.0%
     FedEx Corp. ............................            455           53,171
     Ryder Systems, Inc. ....................            148            8,648
     United Parcel Service, Inc. --
      Class B ...............................         14,025        1,154,678
                                                                 ------------
                                                                    1,216,497
                                                                 ------------
    AIRLINES -- 0.1%
     Southwest Airlines Co. .................          6,064           99,268
                                                                 ------------
    BUILDING PRODUCTS -- 0.2%
     American Standard Cos., Inc. ...........            234           10,125
     Cemex S.A. de C.V.* ....................          4,180          238,134
     Masco Corp. ............................            951           28,188
                                                                 ------------
                                                                      276,447
                                                                 ------------
    COMMERCIAL PRINTING -- 0.0%
     R.R. Donnelley & Sons Co. ..............            488           15,592
                                                                 ------------
    CONSTRUCTION & ENGINEERING -- 0.0%
     Fluor Corp. ............................            200           18,586
                                                                 ------------
    CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 0.7%
     Caterpillar, Inc. ......................         11,177          832,463
     Cummins, Inc. ..........................            102           12,469
     Deere & Co. ............................            555           46,337
     Navistar International Corp.* ..........            120            2,953
     PACCAR, Inc. ...........................            386           31,799
                                                                 ------------
                                                                      926,021
                                                                 ------------
    DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.6%
     Cendant Corp. ..........................         40,677          662,629
     Cintas Corp. ...........................             78            3,101
     Equifax, Inc. ..........................             74            2,541
     The Dun & Bradstreet Corp.* ............          1,800          125,424
                                                                 ------------
                                                                      793,695
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    ELECTRICAL COMPONENTS & EQUIPMENT -- 0.6%
     American Power Conversion Corp. ........            245     $      4,775
     Cooper Industries, Ltd. -- Class A .....            212           19,699
     Emerson Electric Co. ...................          9,150          766,861
     Rockwell Automation, Inc. ..............            282           20,307
                                                                 ------------
                                                                      811,642
                                                                 ------------
    ENVIRONMENTAL & FACILITIES SERVICES -- 0.8%
     Allied Waste Industries, Inc.* .........            513            5,827
     Republic Services, Inc. ................         23,000          927,820
     Waste Management, Inc. .................            785           28,166
                                                                 ------------
                                                                      961,813
                                                                 ------------
    HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.0%
     Monster Worldwide, Inc.* ...............            175            7,466
     Robert Half International, Inc. ........            233            9,786
                                                                 ------------
                                                                       17,252
                                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 3.8%
     3M Co. .................................         15,962        1,289,251
     General Electric Co. ...................         82,186        2,708,850
     Textron, Inc. ..........................            298           27,470
     Tyco International, Ltd. ...............         27,656          760,540
                                                                 ------------
                                                                    4,786,111
                                                                 ------------
    INDUSTRIAL MACHINERY -- 0.2%
     Danaher Corp. ..........................            109            7,011
     Dover Corp. ............................            466           23,034
     Eaton Corp. ............................            344           25,938
     Illinois Tool Works, Inc. ..............          3,948          187,530
     Ingersoll Rand Co. .....................            744           31,828
     ITT Industries, Inc. ...................            104            5,148
     Pall Corp. .............................            176            4,928
     Parker Hannifin Corp. ..................            290           22,504
                                                                 ------------
                                                                      307,921
                                                                 ------------
    OFFICE SERVICES & SUPPLIES -- 0.6%
     Avery Dennison Corp. ...................            254           14,747
     Pitney Bowes, Inc. .....................         18,238          753,230
                                                                 ------------
                                                                      767,977
                                                                 ------------
    RAILROADS -- 0.5%
     Burlington Northern Santa Fe Corp. .....          6,269          496,818
     CSX Corp. ..............................            473           33,318

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    RAILROADS -- (CONTINUED)
     Norfolk Southern Corp. .................            946     $     50,346
     Union Pacific Corp. ....................            607           56,427
                                                                 ------------
                                                                      636,909
                                                                 ------------
    TRADING COMPANIES & DISTRIBUTORS -- 0.0%
     W.W. Grainger, Inc. ....................            125            9,404
                                                                 ------------
    TOTAL INDUSTRIALS ......................................       15,985,247
                                                                 ------------
  INFORMATION TECHNOLOGY -- 12.1%
    APPLICATION SOFTWARE -- 0.0%
     Adobe Systems, Inc.* ...................            335           10,171
     Autodesk, Inc.* ........................            114            3,928
     Citrix Systems, Inc.* ..................            101            4,054
     Compuware Corp.* .......................            842            5,641
     Intuit, Inc.* ..........................            110            6,643
     Parametric Technology Corp.* ...........            152            1,932
                                                                 ------------
                                                                       32,369
                                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 2.1%
     ADC Telecommunications, Inc.* ..........            252            4,249
     Andrew Corp.* ..........................            288            2,552
     Avaya, Inc.* ...........................            976           11,146
     CIENA Corp.* ...........................          1,257            6,046
     Cisco Systems, Inc.* ...................         39,381          769,111
     Comverse Technology, Inc.* .............            310            6,129
     Corning, Inc.* .........................          2,516           60,862
     JDS Uniphase Corp.* ....................          2,807            7,102
     Juniper Networks, Inc.* ................            752           12,024
     Lucent Technologies, Inc.* .............          7,597           18,385
     Motorola, Inc. .........................          4,429           89,244
     QUALCOMM, Inc. .........................         25,628        1,026,914
     Research in Motion Ltd. NY Reg.* .......          8,800          613,976
     Tellabs, Inc.* .........................          1,084           14,428
                                                                 ------------
                                                                    2,642,168
                                                                 ------------
    COMPUTER HARDWARE -- 4.1%
     Apple Computer, Inc.* ..................         11,795          673,731
     Dell, Inc.* ............................         22,591          551,446
     Gateway, Inc.* .........................            100              190
     Hewlett-Packard Co. ....................         59,778        1,893,767
     International Business Machines Corp. ..         18,815        1,445,368
     NCR Corp.* .............................         16,108          590,197
     Sun Microsystems, Inc.* ................          7,819           32,449
                                                                 ------------
                                                                    5,187,148
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    COMPUTER STORAGE & PERIPHERALS -- 0.1%
     EMC Corp.* .............................          3,617     $     39,678
     Lexmark International Group, Inc.
      -- Class A* ...........................             89            4,969
     Network Appliance, Inc.* ...............            220            7,766
     QLogic Corp.* ..........................             98            1,690
     Sandisk Corp.* .........................            171            8,718
                                                                 ------------
                                                                       62,821
                                                                 ------------
    DATA PROCESSING & OUTSOURCED SERVICES -- 1.2%
     Affiliated Computer Services, Inc.
      -- Class A* ...........................             71            3,664
     Automatic Data Processing, Inc. ........            689           31,246
     Computer Sciences Corp.* ...............          4,629          224,229
     Convergys Corp.* .......................            220            4,290
     Electronic Data Systems Corp. ..........          1,194           28,728
     First Data Corp. .......................         11,463          516,294
     Fiserv, Inc.* ..........................            106            4,808
     Paychex, Inc. ..........................         18,128          706,629
     Sabre Holdings Corp. -- Class A ........            242            5,324
                                                                 ------------
                                                                    1,525,212
                                                                 ------------
    ELECTRONIC EQUIPMENT MANUFACTURERS -- 0.0%
     Agilent Technologies, Inc.* ............            735           23,196
     Symbol Technologies, Inc. ..............            559            6,032
     Tektronix, Inc. ........................            117            3,442
                                                                 ------------
                                                                       32,670
                                                                 ------------
    ELECTRONIC MANUFACTURING SERVICES -- 0.0%
     Jabil Circuit, Inc. ....................             97            2,483
     Molex, Inc. ............................            233            7,822
     Sanmina-SCI Corp.* .....................          1,282            5,897
     Solectron Corp.* .......................          2,198            7,517
                                                                 ------------
                                                                       23,719
                                                                 ------------
    HOME ENTERTAINMENT SOFTWARE -- 0.0%
     Electronic Arts, Inc.* .................            662           28,493
                                                                 ------------
    INTERNET SOFTWARE & SERVICES -- 1.8%
     eBay, Inc.* ............................            644           18,863
     Google, Inc.-- Class A* ................          5,458        2,288,703
     VeriSign Inc.* .........................            141            3,267
     Yahoo!, Inc.* ..........................            727           23,991
                                                                 ------------
                                                                    2,334,824
                                                                 ------------
    IT CONSULTING & OTHER SERVICES -- 0.0%
     Unisys Corp.* ..........................            729            4,578
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    OFFICE ELECTRONICS -- 0.6%
     Xerox Corp.* ...........................         56,945     $    792,105
                                                                 ------------
    SEMICONDUCTOR EQUIPMENT -- 0.1%
     Applied Materials, Inc. ................          9,178          149,418
     Broadcom Corp. -- Class A* .............            267            8,023
     KLA-Tencor Corp. .......................            266           11,058
     Novellus Systems, Inc.* ................            206            5,088
     Teradyne, Inc.* ........................            400            5,572
                                                                 ------------
                                                                      179,159
                                                                 ------------
    SEMICONDUCTORS -- 0.5%
     Advanced Micro Devices, Inc.* ..........          1,119           27,326
     Altera Corp.* ..........................            455            7,985
     Analog Devices, Inc. ...................            442           14,206
     Freescale Semiconductor, Inc.* .........            644           18,934
     Intel Corp. ............................          8,328          157,816
     Linear Technology Corp. ................            171            5,727
     LSI Logic Corp.* .......................            672            6,014
     Maxim Integrated Products, Inc. ........          8,429          270,655
     Micron Technology, Inc.* ...............          1,328           20,000
     National Semiconductor Corp. ...........            521           12,426
     NVIDIA Corp.* ..........................            190            4,045
     PMC-Sierra, Inc.* ......................            227            2,134
     Texas Instruments, Inc. ................          2,322           70,333
     Xilinx, Inc. ...........................            470           10,645
                                                                 ------------
                                                                      628,246
                                                                 ------------
    SYSTEMS SOFTWARE -- 1.6%
     BMC Software, Inc.* ....................            427           10,205
     CA, Inc. ...............................            776           15,947
     Microsoft Corp. ........................         25,696          598,717
     Novell, Inc.* ..........................            900            5,967
     Oracle Corp.* ..........................         47,719          691,448
     Symantec Corp.* ........................         41,407          643,465
                                                                 ------------
                                                                    1,965,749
                                                                 ------------
    TOTAL INFORMATION TECHNOLOGY ...........................       15,439,261
                                                                 ------------
  MATERIALS -- 0.7%
    ALUMINUM -- 0.1%
     Alcoa, Inc. ............................          2,024           65,497
                                                                 ------------
    CONSTRUCTION MATERIALS -- 0.0%
     Vulcan Materials Co. ...................            142           11,076
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    DIVERSIFIED CHEMICALS -- 0.2%
     Ashland, Inc. ..........................            176     $     11,739
     Dow Chemical Co. .......................          2,219           86,607
     E.I. DuPont de Nemours & Co. ...........          2,115           87,984
     Eastman Chemical Co. ...................            164            8,856
     Hercules, Inc.* ........................            210            3,205
     PPG Industries, Inc. ...................            356           23,496
                                                                 ------------
                                                                      221,887
                                                                 ------------
    DIVERSIFIED METALS & MINING -- 0.2%
     Freeport-McMoRan Copper &
      Gold, Inc. -- Class B .................            255           14,130
     Phelps Dodge Corp. .....................          2,446          200,963
                                                                 ------------
                                                                      215,093
                                                                 ------------
    FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.0%
     Monsanto Co. ...........................            446           37,549
                                                                 ------------
    FOREST PRODUCTS -- 0.0%
     Louisiana-Pacific Corp. ................            255            5,585
     Weyerhaeuser Co. .......................            566           35,233
                                                                 ------------
                                                                       40,818
                                                                 ------------
    GOLD -- 0.0%
     Newmont Mining Corp. ...................            507           26,835
                                                                 ------------
    INDUSTRIAL GASES -- 0.1%
     Air Products & Chemicals, Inc. .........            511           32,663
     Praxair, Inc. ..........................            440           23,760
                                                                 ------------
                                                                       56,423
                                                                 ------------
    METAL & GLASS CONTAINERS -- 0.0%
     Ball Corp. .............................             82            3,038
     Pactiv Corp.* ..........................            167            4,133
                                                                 ------------
                                                                        7,171
                                                                 ------------
    PAPER PACKAGING -- 0.0%
     Bemis Co., Inc. ........................            282            8,635
     Sealed Air Corp. .......................            191            9,947
     Temple-Inland, Inc. ....................            260           11,146
                                                                 ------------
                                                                       29,728
                                                                 ------------
    PAPER PRODUCTS -- 0.0%
     International Paper Co. ................          1,124           36,305
     MeadWestvaco Corp. .....................            424           11,843
                                                                 ------------
                                                                       48,148
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    SPECIALTY CHEMICALS -- 0.0%
     Ecolab, Inc. ...........................            103     $      4,180
     International Flavors & Fragrances, Inc.            125            4,405
     Rohm & Haas Co. ........................            355           17,792
     Sigma-Aldrich Corp. ....................             53            3,850
                                                                 ------------
                                                                       30,227
                                                                 ------------
    STEEL -- 0.1%
     Allegheny Technologies, Inc. ...........            150           10,386
     Nucor Corp. ............................            704           38,192
     United States Steel Corp. ..............            251           17,600
                                                                 ------------
                                                                       66,178
                                                                 ------------
    TOTAL MATERIALS ........................................          856,630
                                                                 ------------
  TELECOMMUNICATION SERVICES -- 2.2%
    INTEGRATED TELECOMMUNICATION SERVICES -- 1.3%
     AT & T Inc. ............................         12,313          343,410
     BellSouth Corp. ........................          4,180          151,316
     CenturyTel, Inc. .......................         20,075          745,786
     Citizens Communications Co. ............            790           10,309
     Embarq Corp.* ..........................          2,632          107,886
     Qwest Communications
      International, Inc.* ..................          3,509           28,388
     Verizon Communications, Inc. ...........          6,777          226,962
                                                                 ------------
                                                                    1,614,057
                                                                 ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
     ALLTEL Corp. ...........................            587           37,468
     Sprint Corp. ...........................         58,670        1,172,813
                                                                 ------------
                                                                    1,210,281
                                                                 ------------
    TOTAL TELECOMMUNICATION SERVICES .......................        2,824,338
                                                                 ------------
  UTILITIES -- 1.9%
    ELECTRIC UTILITIES -- 1.3%
     Allegheny Energy, Inc.* ................            374           13,864
     American Electric Power Co., Inc. ......            913           31,270
     Edison International Co. ...............            478           18,642
     Entergy Corp. ..........................            482           34,101
     Exelon Corp. ...........................         23,143        1,315,217
     FirstEnergy Corp. ......................            759           41,145

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    ELECTRIC UTILITIES -- (CONTINUED)
     FPL Group, Inc. ........................            907     $     37,532
     Pinnacle West Capital Corp. ............            217            8,660
     PPL Corp. ..............................            846           27,326
     Progress Energy, Inc. ..................            572           24,522
     The Southern Co. .......................          1,718           55,062
                                                                 ------------
                                                                    1,607,341
                                                                 ------------
    GAS UTILITIES -- 0.0%
     Nicor, Inc. ............................            135            5,603
     Peoples Energy Corp. ...................            110            3,950
                                                                 ------------
                                                                        9,553
                                                                 ------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
     AES Corp.* .............................            935           17,251
     Constellation Energy Group .............            440           23,989
     Duke Energy Corp. ......................          2,851           83,734
     Dynegy, Inc.* ..........................            720            3,938
     TXU Corp. ..............................            812           48,549
                                                                 ------------
                                                                      177,461
                                                                 ------------
    MULTI-UTILITIES -- 0.5%
     Ameren Corp. ...........................            469           23,684
     CenterPoint Energy, Inc. ...............            712            8,900
     CMS Energy Corp.* ......................            502            6,496
     Consolidated Edison, Inc. ..............            583           25,909
     Dominion Resources, Inc. ...............            784           58,635
     DTE Energy Co. .........................            378           15,400
     KeySpan Corp. ..........................            389           15,716
     NiSource, Inc. .........................            585           12,776
     PG&E Corp. .............................          7,782          305,677
     Public Service Enterprise Group, Inc. ..            583           38,548
     Sempra Energy Co. ......................            589           26,788
     TECO Energy, Inc. ......................            450            6,723
     Xcel Energy, Inc. ......................            906           17,377
                                                                 ------------
                                                                      562,629
                                                                 ------------
    TOTAL UTILITIES ........................................        2,356,984
                                                                 ------------
    TOTAL COMMON STOCK
     (COST $91,053,560) ....................................      102,980,320
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER LARGE-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
EXCHANGE TRADED FUNDS -- 17.7%
     iShares Russell 1000 Growth Index
      Fund ..................................         21,967     $  1,111,091
     iShares Russell 1000 Value Index
      Fund ..................................        294,461       21,530,988
                                                                 ------------
    TOTAL EXCHANGE TRADED FUNDS
     (COST $21,562,930) ....................................       22,642,079
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
SHORT-TERM INVESTMENTS -- 1.5%
     BlackRock Liquidity Funds
      TempCash Portfolio --
      Institutional Series ..................        945,935     $    945,935
     BlackRock Liquidity Funds
      TempFund Portfolio --
      Institutional Series ..................        945,934          945,934
                                                                 ------------
    TOTAL SHORT-TERM INVESTMENTS
     (COST $1,891,869) .....................................        1,891,869
                                                                 ------------
    TOTAL INVESTMENTS -- 100%
     (COST $114,508,359)(1) ................................     $127,514,268
                                                                 ============

____________
*     Non-income producing security.

(1) The cost for Federal income tax purposes is $115,003,581. At June 30, 2006, net unrealized appreciation was $12,510,687. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $13,865,617, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,354,930.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER MID-CAP FUND
--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
COMMON STOCK -- 69.2%
  CONSUMER DISCRETIONARY -- 11.7%
    ADVERTISING -- 0.8%
     aQuantive, Inc.* .......................         14,250     $    360,952
     Catalina Marketing Corp. ...............            294            8,367
     Harte-Hanks, Inc. ......................            370            9,487
     Valassis Communications, Inc.* .........            293            6,912
                                                                 ------------
                                                                      385,718
                                                                 ------------
    APPAREL RETAIL -- 0.4%
     Abercrombie & Fitch Co. --
      Class A ...............................            541           29,988
     Aeropostale, Inc.* .....................            370           10,689
     American Eagle Outfitters Inc. .........            822           27,981
     AnnTaylor Stores Corp.* ................            449           19,478
     Chico's FAS, Inc.* .....................          1,127           30,406
     Foot Locker, Inc. ......................            985           24,123
     Pacific Sunwear of California, Inc.* ...            486            8,714
     Payless ShoeSource, Inc.* ..............            447           12,145
     Ross Stores, Inc. ......................            925           25,946
     Urban Outfitters, Inc.* ................            670           11,718
                                                                 ------------
                                                                      201,188
                                                                 ------------
    APPAREL, ACCESSORIES & LUXURY GOODS -- 2.5%
     Carter's, Inc.* ........................         20,400          539,172
     Liz Claiborne, Inc. ....................          5,025          186,227
     Polo Ralph Lauren Corp. -- Class A .....          9,190          504,531
                                                                 ------------
                                                                    1,229,930
                                                                 ------------
    AUTO PARTS & EQUIPMENT -- 0.1%
     ArvinMeritor, Inc. .....................            424            7,288
     BorgWarner, Inc. .......................            367           23,892
     Gentex Corp. ...........................            958           13,412
     Lear Corp.* ............................            456           10,128
     Modine Manufacturing Co. ...............            195            4,555
                                                                 ------------
                                                                       59,275
                                                                 ------------
    AUTOMOBILE MANUFACTURERS -- 0.0%
     Thor Industries, Inc. ..................            221           10,707
                                                                 ------------
    AUTOMOTIVE RETAIL -- 0.1%
     Advance Auto Parts, Inc. ...............            703           20,302
     Circuit City Stores, Inc. --
      CarmaxGroup* ..........................            672           23,829
     O'Reilly Automotive, Inc.* .............            730           22,769
                                                                 ------------
                                                                       66,900
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    BROADCASTING & CABLE TV -- 0.0%
     Emmis Communications Corp. --
      Class A* ..............................            225     $      3,519
     Entercom Communications Corp. ..........            210            5,494
     Westwood One, Inc. .....................            410            3,075
                                                                 ------------
                                                                       12,088
                                                                 ------------
    CASINOS & GAMING -- 0.1%
     Boyd Gaming Corp. ......................            265           10,695
     GTECH Holdings Corp. ...................            775           26,955
     Scientific Games Corp.* ................            420           14,960
                                                                 ------------
                                                                       52,610
                                                                 ------------
    CATALOG RETAIL -- 1.2%
     Coldwater Creek, Inc.* .................         22,500          602,100
                                                                 ------------
    COMPUTER & ELECTRONICS RETAIL -- 0.5%
     GameStop Corp. -- Class A* .............            355           14,910
     RadioShack Corp. .......................         15,000          210,000
                                                                 ------------
                                                                      224,910
                                                                 ------------
    DEPARTMENT STORES -- 0.0%
     Saks, Inc.* ............................            836           13,518
                                                                 ------------
    EDUCATIONAL SERVICES -- 1.2%
     Bright Horizons Family Solutions, Inc.*          13,900          523,891
     Career Education Corp.* ................            614           18,352
     Corinthian Colleges, Inc.* .............            503            7,223
     DeVry, Inc.* ...........................            391            8,590
     ITT Educational Services, Inc.* ........            234           15,400
     Laureate Education, Inc.* ..............            304           12,960
                                                                 ------------
                                                                      586,416
                                                                 ------------
    FOOTWEAR -- 0.5%
     The Timberland Co. -- Class A* .........          8,740          228,114
                                                                 ------------
    GENERAL MERCHANDISE STORES -- 0.6%
     99 Cents Only Stores* ..................            386            4,038
     Dollar General Corp. ...................         19,000          265,620
     Dollar Tree Stores, Inc.* ..............            698           18,497
                                                                 ------------
                                                                      288,155
                                                                 ------------
    HOME FURNISHINGS -- 0.1%
     Furniture Brands International, Inc. ...            298            6,211
     Mohawk Industries, Inc.* ...............            338           23,778
                                                                 ------------
                                                                       29,989
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER MID-CAP FUND
--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    HOMEBUILDING -- 0.1%
     Beazer Homes USA, Inc. .................            250     $     11,467
     Hovnanian Enterprises, Inc.* ...........            220            6,618
     M.D.C. Holdings, Inc. ..................            200           10,386
     Ryland Group, Inc. .....................            294           12,810
     Toll Brothers, Inc.* ...................            736           18,819
                                                                 ------------
                                                                       60,100
                                                                 ------------
    HOMEFURNISHING RETAIL -- 0.1%
     Pier 1 Imports, Inc. ...................            481            3,357
     Rent-A-Center, Inc.* ...................            427           10,615
     Williams-Sonoma, Inc. ..................            733           24,959
                                                                 ------------
                                                                       38,931
                                                                 ------------
    HOUSEWARES & SPECIALTIES -- 0.3%
     American Greetings Corp. ...............            389            8,173
     Blyth, Inc. ............................            165            3,046
     Newell Rubbermaid, Inc. ................          6,060          156,530
     Tupperware Corp. .......................            325            6,399
                                                                 ------------
                                                                      174,148
                                                                 ------------
    LEISURE FACILITIES -- 1.2%
     International Speedway Corp. --
      Class A ...............................            243           11,268
     Life Time Fitness, Inc.* ...............         13,050          603,823
                                                                 ------------
                                                                      615,091
                                                                 ------------
    LEISURE PRODUCTS -- 0.0%
     Callaway Golf Co. ......................            427            5,547
                                                                 ------------
    PUBLISHING -- 1.5%
     Belo Corp. -- Class A ..................            562            8,767
     Gannett Co., Inc. ......................          5,000          279,650
     Lee Enterprises, Inc. ..................            305            8,220
     Media General, Inc. -- Class A .........            141            5,906
     Scholastic Corp.* ......................            229            5,947
     The Readers Digest Association, Inc. ...            560            7,818
     The Washington Post Co. ................             38           29,640
     Tribune Co. ............................         12,550          406,997
                                                                 ------------
                                                                      752,945
                                                                 ------------
    RESTAURANTS -- 0.2%
     Applebee's International, Inc. .........            450            8,649
     Bob Evans Farms, Inc. ..................            206            6,182
     Brinker International, Inc. ............            525           19,057

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    RESTAURANTS -- (CONTINUED)
     CBRL Group, Inc. .......................            192     $      6,513
     OSI Restaurant Partners, Inc. ..........            410           14,186
     Ruby Tuesday, Inc. .....................            388            9,471
     The Cheesecake Factory, Inc.* ..........            483           13,017
                                                                 ------------
                                                                       77,075
                                                                 ------------
    SPECIALIZED CONSUMER SERVICES -- 0.0%
     Regis Corp. ............................            281           10,006
     Sotheby's Holdings, Inc. --
      Class A* ..............................            278            7,298
                                                                 ------------
                                                                       17,304
                                                                 ------------
    SPECIALTY STORES -- 0.2%
     Barnes & Noble, Inc. ...................            344           12,556
     Borders Group, Inc. ....................            419            7,735
     Claire's Stores, Inc. ..................            641           16,352
     Michael's Stores, Inc. .................            841           34,683
     PetSmart ...............................            874           22,374
                                                                 ------------
                                                                       93,700
                                                                 ------------
    TIRES & RUBBER -- 0.0%
     Bandag, Inc. ...........................             81            2,964
                                                                 ------------
    TOTAL CONSUMER DISCRETIONARY ...........................        5,829,423
                                                                 ------------
  CONSUMER STAPLES -- 4.1%
    BREWERS -- 0.5%
     Molson Coors Brewing Co. --
      Class B ...............................          3,890          264,053
                                                                 ------------
    FOOD RETAIL -- 0.0%
     Ruddick Corp. ..........................            268            6,569
                                                                 ------------
    HOUSEHOLD PRODUCTS -- 0.1%
     Church and Dwight Co., Inc. ............            394           14,350
     Energizer Holdings, Inc.* ..............            404           23,662
                                                                 ------------
                                                                       38,012
                                                                 ------------
    HYPERMARKETS & SUPER CENTERS -- 0.0%
     BJ's Wholesale Club, Inc.* .............            433           12,275
                                                                 ------------
    PACKAGED FOODS & MEATS -- 2.9%
     Cadbury Schweppes PLC, ADR .............          7,220          280,280
     General Mills, Inc. ....................          6,150          317,709
     HJ Heinz Co. ...........................          8,685          357,996
     Hormel Foods Corp. .....................            441           16,379
     Lancaster Colony Corp. .................          2,238           88,334

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER MID-CAP FUND
--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    PACKAGED FOODS & MEATS -- (CONTINUED)
     Smithfield Foods, Inc.* ................            615     $     17,731
     The J.M. Smucker Co. ...................            359           16,047
     Tootsie Roll Industries, Inc. ..........            157            4,573
     Wm. Wrigley Jr. Co. ....................          7,500          340,200
                                                                 ------------
                                                                    1,439,249
                                                                 ------------
    SOFT DRINKS -- 0.0%
     PepsiAmericas, Inc. ....................            380            8,402
                                                                 ------------
    TOBACCO -- 0.6%
     Universal Corp. ........................          7,605          283,058
                                                                 ------------
    TOTAL CONSUMER STAPLES .................................        2,051,618
                                                                 ------------
  ENERGY -- 5.8%
    COAL & CONSUMABLE FUELS -- 0.3%
     Arch Coal, Inc. ........................            908           38,472
     Peabody Energy Corp. ...................          1,677           93,493
                                                                 ------------
                                                                      131,965
                                                                 ------------
    INTEGRATED OIL & GAS -- 0.2%
     ConocoPhillips .........................          1,370           89,776
                                                                 ------------
    OIL & GAS DRILLING -- 1.3%
     ENSCO International, Inc. ..............            955           43,949
     Helmerich & Payne, Inc. ................            317           19,102
     Nabors Industries, Ltd.* ...............         16,000          540,640
     Patterson-UTI Energy, Inc. .............          1,092           30,915
     Pride International, Inc.* .............          1,011           31,574
                                                                 ------------
                                                                      666,180
                                                                 ------------
    OIL & GAS EQUIPMENT & SERVICES -- 0.4%
     Cameron International Corp.* ...........            736           35,158
     FMC Technologies, Inc.* ................            419           28,266
     Grant Prideco, Inc.* ...................            825           36,919
     Hanover Compressor Co.* ................            550           10,329
     Smith International, Inc. ..............          1,264           56,210
     Tidewater, Inc. ........................            380           18,696
                                                                 ------------
                                                                      185,578
                                                                 ------------
    OIL & GAS EXPLORATION & PRODUCTION -- 3.6%
     Cimarex Energy Co. .....................          8,880          381,840
     Denbury Resources, Inc.* ...............         18,820          596,029
     Forest Oil Corp.* ......................            334           11,076
     Newfield Exploration Co.* ..............            813           39,788
     Noble Energy, Inc. .....................          1,099           51,499

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    OIL & GAS EXPLORATION & PRODUCTION -- (CONTINUED)
     Pioneer Natural Resources Co. ..........            827     $     38,381
     Plains Exploration & Production Co.* ...            505           20,473
     Pogo Producing Co. .....................            394           18,163
     Quicksilver Resources, Inc.* ...........            405           14,908
     Range Resources Corp. ..................         20,700          562,833
     Southwestern Energy Co.* ...............          1,060           33,030
                                                                 ------------
                                                                    1,768,020
                                                                 ------------
    OIL & GAS REFINING & MARKETING -- 0.0%
     Western Gas Resources, Inc. ............            380           22,743
                                                                 ------------
    OIL & GAS STORAGE & TRANSPORTATION -- 0.0%
     Overseas Shipholding Group, Inc. .......            200           11,830
                                                                 ------------
    TOTAL ENERGY ...........................................        2,876,092
                                                                 ------------
  FINANCIALS -- 9.5%
    ASSET MANAGEMENT & CUSTODY BANKS -- 2.0%
     Eaton Vance Corp. ......................            799           19,943
     Investors Financial Services Corp. .....          7,952          357,045
     SEI Investments Co. ....................            391           19,112
     T.Rowe Price Group, Inc. ...............         16,000          604,960
     Waddell & Reed Financial, Inc. --
      Class A ...............................            536           11,020
                                                                 ------------
                                                                    1,012,080
                                                                 ------------
    CONSUMER FINANCE -- 0.0%
     AmeriCredit Corp.* .....................            794           22,169
                                                                 ------------
    DIVERSIFIED BANKS -- 0.6%
     Comerica, Inc. .........................          5,490          285,425
                                                                 ------------
    INSURANCE BROKERS -- 0.1%
     Arthur J. Gallagher & Co. ..............            579           14,672
     Brown & Brown, Inc. ....................            688           20,103
                                                                 ------------
                                                                       34,775
                                                                 ------------
    INVESTMENT BANKING & BROKERAGE -- 0.8%
     A.G. Edwards, Inc. .....................          6,267          346,690
     Jefferies Group, Inc. ..................            638           18,904
     Raymond James Financial, Inc. ..........            526           15,922
                                                                 ------------
                                                                      381,516
                                                                 ------------
    LIFE & HEALTH INSURANCE -- 0.7%
     AmerUs Group Co. .......................            252           14,755
     Protective Life Corp. ..................            439           20,466

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER MID-CAP FUND
--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    LIFE & HEALTH INSURANCE -- (CONTINUED)
     StanCorp Financial Group, Inc. .........            334     $     17,004
     Torchmark Corp. ........................          5,050          306,636
                                                                 ------------
                                                                      358,861
                                                                 ------------
    MULTI-LINE INSURANCE -- 0.1%
     American Financial Group, Inc. .........            295           12,656
     Hanover Insurance Group, Inc. ..........            331           15,709
     HCC Insurance Holdings, Inc. ...........            709           20,873
     Horace Mann Educators Corp. ............            243            4,119
     Unitrin, Inc. ..........................            280           12,205
                                                                 ------------
                                                                       65,562
                                                                 ------------
    MULTI-SECTOR HOLDINGS -- 0.1%
     Leucadia National Corp. ................          1,042           30,416
                                                                 ------------
    PROPERTY & CASUALTY INSURANCE -- 2.2%
     CNA Financial Corp.* ...................          7,385          243,409
     Erie Indemnity Co. .....................          4,410          229,320
     Fidelity National Financial, Inc. ......          1,081           42,105
     First American Corp. ...................            614           25,954
     Mercury General Corp. ..................            237           13,360
     Ohio Casualty Corp. ....................            405           12,041
     Old Republic International Corp. .......          1,430           30,559
     State Auto Financial Corp. .............          6,900          224,526
     The St. Paul Cos., Inc. ................          5,020          223,792
     W.R. Berkley Corp. .....................          1,050           35,836
                                                                 ------------
                                                                    1,080,902
                                                                 ------------
    REAL ESTATE INVESTMENT TRUSTS -- 0.6%
     AMB Property Corp. .....................            538           27,196
     Developers Diversified Realty Corp. ....            672           35,065
     Highwoods Properties, Inc. .............            349           12,627
     Hospitality Properties Trust ...........            465           20,423
     Liberty Property Trust .................            558           24,663
     Longview Fibre Co. .....................            299            5,708
     Mack-Cali Realty Corp. .................            404           18,552
     New Plan Excel Realty Trust ............            644           15,900
     Potlatch Holding Corp. .................            260            9,815
     Rayonier, Inc. .........................            463           17,552
     Regency Centers Corp. ..................            420           26,103
     The Macerich Co. .......................            455           31,941
     United Dominion Realty Trust, Inc. .....            861           24,117
     Weingarten Realty Inc. .................            500           19,140
                                                                 ------------
                                                                      288,802
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    REGIONAL BANKS -- 1.0%
     Associated Banc-Corp. ..................          9,785     $    308,521
     Bank of Hawaii Corp. ...................            338           16,765
     Cathay General Bancorp .................            314           11,423
     City National Corp. ....................            272           17,705
     Cullen/Frost Bankers, Inc. .............            291           16,674
     Firstmerit Corp. .......................            507           10,617
     Greater Bay Bancorp ....................            342            9,833
     Mercantile Bankshares Corp. ............            775           27,644
     SVB Financial Group* ...................            233           10,592
     TCF Financial Corp. ....................            733           19,388
     Texas Regional Bancshares, Inc. ........            309           11,717
     The Colonial BancGroup, Inc. ...........            984           25,269
     Westamerica Bancorp ....................            186            9,108
     Wilmington Trust Corp. .................            413           17,420
                                                                 ------------
                                                                      512,676
                                                                 ------------
    REINSURANCE -- 0.7%
     Everest Re Group, Ltd. .................            412           35,667
     PartnerRe, Ltd. ........................          4,665          298,793
                                                                 ------------
                                                                      334,460
                                                                 ------------
    THRIFTS & MORTGAGE FINANCE -- 0.6%
     Astoria Financial Corp. ................            543           16,534
     Federal Agricultural Mortgage Corp. ....          6,240          172,848
     First Niagara Financial Group, Inc. ....            715           10,024
     Indymac Mortgage Holdings, Inc. ........            389           17,836
     New York Community Bancorp, Inc. .......          1,631           26,928
     Radian Group, Inc. .....................            538           33,237
     The PMI Group, Inc. ....................            577           25,723
     Washington Federal, Inc. ...............            526           12,198
     Webster Financial Corp. ................            331           15,703
                                                                 ------------
                                                                      331,031
                                                                 ------------
    TOTAL FINANCIALS .......................................        4,738,675
                                                                 ------------
  HEALTH CARE -- 12.2%
    BIOTECHNOLOGY -- 0.3%
     Affymetrix, Inc.* ......................            412           10,547
     Cephalon, Inc.* ........................            384           23,078
     Charles River Laboratories
      International, Inc.* ..................            456           16,781
     Invitrogen Corp.* ......................            335           22,133
     Martek Bioscience Corp.* ...............            210            6,080

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER MID-CAP FUND
--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    BIOTECHNOLOGY -- (CONTINUED)
     Millennium Pharmaceuticals, Inc.* ......          2,005     $     19,990
     PDL BioPharma, Inc.* ...................            710           13,071
     Techne Corp.* ..........................            260           13,239
     Vertex Pharmaceuticals, Inc.* ..........            687           25,220
                                                                 ------------
                                                                      150,139
                                                                 ------------
    HEALTH CARE DISTRIBUTORS -- 0.1%
     Henry Schein, Inc.* ....................            558           26,076
                                                                 ------------
    HEALTH CARE EQUIPMENT -- 6.4%
     Advanced Medical Optics, Inc* ..........            416           21,091
     Beckman Coulter, Inc. ..................            403           22,387
     Cytyc Corp.* ...........................            741           18,792
     Edwards Lifesciences Corp.*  ...........            368           16,718
     Hillenbrand Industries, Inc. ...........            381           18,479
     Hologic, Inc.* .........................         13,700          676,232
     Intuitive Surgical, Inc.* ..............          7,020          828,149
     ResMed, Inc.* ..........................         10,450          490,628
     Respironics, Inc.* .....................         14,050          480,791
     STERIS Corp. ...........................            438           10,013
     Varian Medical Systems, Inc.* ..........            847           40,105
     Varian, Inc.* ..........................            199            8,260
     Ventana Medical Systems, Inc.* .........         11,350          535,493
                                                                 ------------
                                                                    3,167,138
                                                                 ------------
    HEALTH CARE FACILITIES -- 2.5%
     Community Health Systems* ..............            609           22,381
     Health Management Associates, Inc. .....         12,500          246,375
     Lifepoint Hospitals, Inc.* .............            341           10,956
     Psychiatric Solutions, Inc.* ...........         19,300          553,138
     Sunrise Senior Living, Inc.* ...........         12,400          342,860
     Triad Hospitals, Inc.* .................            550           21,769
     Universal Health Services, Inc. --
      Class B ...............................            354           17,792
     VCA Antech, Inc.* ......................            515           16,444
                                                                 ------------
                                                                    1,231,715
                                                                 ------------
    HEALTH CARE SERVICES -- 1.0%
     Apria Healthcare Group, Inc.* ..........            277            5,235
     Covance, Inc.* .........................            405           24,794
     IMS Health, Inc. .......................         13,920          373,752
     Lincare Holdings, Inc.* ................            587           22,212

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    HEALTH CARE SERVICES -- (CONTINUED)
     Omnicare, Inc. .........................            778     $     36,893
     Pharmaceutical Product
      Development, Inc. .....................            616           21,634
                                                                 ------------
                                                                      484,520
                                                                 ------------
    HEALTH CARE SUPPLIES -- 0.7%
     Dentsply International, Inc. ...........            483           29,270
     Gen-Probe, Inc.* .......................            340           18,353
     The Cooper Companies, Inc. .............          7,300          323,317
                                                                 ------------
                                                                      370,940
                                                                 ------------
    MANAGED HEALTH CARE -- 1.1%
     Health Net, Inc.* ......................            723           32,658
     Wellcare Health Plans, Inc.* ...........         11,100          544,455
                                                                 ------------
                                                                      577,113
                                                                 ------------
    PHARMACEUTICALS -- 0.1%
     Medicis Pharmaceutical Corp. --
      Class A ...............................            335            8,040
     Par Pharmaceutical Co., Inc.* ..........            194            3,581
     Perrigo Co. ............................            516            8,308
     Sepracor, Inc.* ........................            666           38,055
     Valeant Pharmaceuticals
      International .........................            575            9,729
                                                                 ------------
                                                                       67,713
                                                                 ------------
    TOTAL HEALTH CARE ......................................        6,075,354
                                                                 ------------
  INDUSTRIALS -- 8.4%
    AEROSPACE & DEFENSE -- 2.2%
     Alliant Techsystems, Inc.* .............          3,736          285,244
     DRS Technologies, Inc. .................            238           11,602
     Northrop Grumman Corp. .................          3,560          228,054
     Precision Castparts Corp. ..............         10,035          599,691
     Sequa Corp. -- Class A* ................             44            3,586
                                                                 ------------
                                                                    1,128,177
                                                                 ------------
    AIR FREIGHT & LOGISTICS -- 0.3%
     C.H. Robinson Worldwide, Inc. ..........          1,094           58,310
     Expeditors International ...............          1,342           75,166
                                                                 ------------
                                                                      133,476
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    AIRLINES -- 0.1%
     AirTran Holdings, Inc.* ................            570     $      8,470
     Alaska Air Group, Inc.* ................            266           10,486
     Jetblue Airways Corp.* .................          1,021           12,395
                                                                 ------------
                                                                       31,351
                                                                 ------------
    COMMERCIAL PRINTING -- 0.5%
     Banta Corp. ............................            140            6,486
     Deluxe Corp. ...........................         13,065          228,376
                                                                 ------------
                                                                      234,862
                                                                 ------------
    CONSTRUCTION & ENGINEERING -- 0.1%
     Granite Construction, Inc. .............            232           10,503
     Jacobs Engineering Group, Inc.* ........            363           28,909
     Quanta Services Inc.* ..................            766           13,275
                                                                 ------------
                                                                       52,687
                                                                 ------------
    CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 0.2%
     AGCO Corp.* ............................            581           15,292
     Federal Signal Corp. ...................            274            4,148
     Joy Global, Inc. .......................            767           39,953
     Oshkosh Truck Corp. ....................            460           21,859
     Trinity Industries, Inc. ...............            441           17,817
                                                                 ------------
                                                                       99,069
                                                                 ------------
    DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.2%
     Adesa, Inc. ............................            582           12,944
     ChoicePoint, Inc.* .....................            563           23,516
     Copart, Inc.* ..........................            441           10,831
     Navigant Consulting, Inc.* .............            347            7,860
     The Brink's Co. ........................            303           17,092
     The Corporate Executive Board Co. ......            255           25,551
     The Dun & Bradstreet Corp.* ............            425           29,614
                                                                 ------------
                                                                      127,408
                                                                 ------------
    ELECTRICAL COMPONENTS & EQUIPMENT -- 0.2%
     AMETEK, Inc. ...........................            476           22,553
     Hubbell, Inc. -- Class B ...............            401           19,108
     Roper Industries, Inc. .................            530           24,777
     Thomas & Betts Corp.* ..................            330           16,929
                                                                 ------------
                                                                       83,367
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    ENVIRONMENTAL & FACILITIES SERVICES -- 0.1%
     Republic Services, Inc. ................            753     $     30,376
     Rollins, Inc. ..........................            200            3,928
     Stericycle, Inc.* ......................            275           17,903
                                                                 ------------
                                                                       52,207
                                                                 ------------
    HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.3%
     Kelly Services, Inc. -- Class A ........            118            3,206
     Korn/Ferry International, Inc.* ........            290            5,681
     Manpower, Inc. .........................            556           35,918
     Robert Half International, Inc. ........         14,800          621,600
                                                                 ------------
                                                                      666,405
                                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 0.1%
     Carlisle Companies, Inc. ...............            183           14,512
     Teleflex, Inc. .........................            252           13,613
                                                                 ------------
                                                                       28,125
                                                                 ------------
    INDUSTRIAL MACHINERY -- 0.4%
     Crane Co. ..............................            310           12,896
     Donaldson Co., Inc. ....................            417           14,124
     Flowserve Corp.* .......................            345           19,631
     Graco, Inc. ............................            428           19,679
     Harsco Corp. ...........................            254           19,802
     Kennametal, Inc. .......................            241           15,002
     Lincoln Electric Holdings, Inc. ........            260           16,289
     Nordson Corp. ..........................            201            9,885
     Pentair, Inc. ..........................            646           22,087
     SPX Corp. ..............................            372           20,813
     Tecumseh Products Co. -- Class A* ......            110            2,112
     The Timken Co. .........................            511           17,124
                                                                 ------------
                                                                      189,444
                                                                 ------------
    MARINE -- 0.0%
     Alexander & Baldwin, Inc. ..............            268           11,864
                                                                 ------------
    OFFICE SERVICES & SUPPLIES -- 0.1%
     Herman Miller, Inc. ....................            445           11,467
     HNI Corp. ..............................            343           15,555
     Mine Safety Appliances Co. .............            184            7,397
                                                                 ------------
                                                                       34,419
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    TRADING COMPANIES & DISTRIBUTORS -- 2.5%
     Fastenal Co. ...........................         15,066     $    607,009
     GATX Corp. .............................            318           13,515
     MSC Industrial Direct Co., Inc. --
      Class A ...............................            335           15,936
     United Rentals, Inc.* ..................            435           13,911
     Wesco International, Inc.* .............          8,650          596,850
                                                                 ------------
                                                                    1,247,221
                                                                 ------------
    TRUCKING -- 0.1%
     Con-way, Inc. ..........................            317           18,364
     JB Hunt Transport Services, Inc. .......            806           20,077
     Swift Transportation Co., Inc.* ........            342           10,862
     Werner Enterprises, Inc. ...............            325            6,588
     YRC Worldwide, Inc.* ...................            370           15,581
                                                                 ------------
                                                                       71,472
                                                                 ------------
    TOTAL INDUSTRIALS ......................................        4,191,554
                                                                 ------------
  INFORMATION TECHNOLOGY -- 12.4%
    APPLICATION SOFTWARE -- 0.2%
     Advent Software, Inc.* .................            111            4,004
     Cadence Design Systems, Inc.* ..........          1,779           30,510
     Fair Isaac & Co., Inc. .................            395           14,342
     Jack Henry & Associates, Inc. ..........            455            8,945
     Mentor Graphics Corp.* .................            550            7,139
     Synopsys, Inc.* ........................            867           16,274
     The Reynolds & Reynolds Co. --
      Class A ...............................            312            9,569
     Transaction Systems Architects, Inc.* ..            222            9,255
                                                                 ------------
                                                                      100,038
                                                                 ------------
    COMMUNICATIONS EQUIPMENT -- 2.0%
     3Com Corp.* ............................          2,474           12,667
     Adtran, Inc. ...........................            430            9,645
     Avocent Corp.* .........................            284            7,455
     CommScope, Inc.* .......................            373           11,720
     Comverse Technology, Inc.* .............          7,850          155,195
     Dycom Industries, Inc.* ................            275            5,855
     F5 Networks, Inc.* .....................            260           13,905
     Finisar Corp.* .........................        118,150          386,350
     Harris Corp. ...........................            834           34,619
     Plantronics, Inc. ......................         14,976          332,617
     Polycom, Inc.* .........................            548           12,012

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    COMMUNICATIONS EQUIPMENT -- (CONTINUED)
     Powerwave Technologies, Inc.* ..........            692     $      6,311
     UTStarcom, Inc.* .......................            643            5,009
                                                                 ------------
                                                                      993,360
                                                                 ------------
    COMPUTER HARDWARE -- 0.1%
     Diebold, Inc. ..........................            428           17,385
     Palm, Inc.* ............................            570            9,177
                                                                 ------------
                                                                       26,562
                                                                 ------------
    COMPUTER STORAGE & PERIPHERALS -- 0.5%
     Imation Corp. ..........................            199            8,169
     Logitech International SA, ADR* ........          5,600          217,168
     McDATA Corp. -- Class A* ...............            942            3,843
     Western Digital Corp.* .................          1,410           27,932
                                                                 ------------
                                                                      257,112
                                                                 ------------
    DATA PROCESSING & OUTSOURCED SERVICES -- 1.4%
     Ceridian Corp.* ........................            931           22,754
     CheckFree Corp.* .......................         12,230          606,119
     CSG Systems International, Inc.* .......            288            7,125
     DST Systems, Inc.* .....................            387           23,026
     Fidelity National Information
      Services, Inc. ........................            585           20,709
     MoneyGram International, Inc. ..........            552           18,740
     The BISYS Group, Inc.* .................            778           10,659
                                                                 ------------
                                                                      709,132
                                                                 ------------
    ELECTRONIC EQUIPMENT MANUFACTURERS -- 1.3%
     Amphenol Corp. -- Class A ..............            581           32,513
     Itron, Inc.* ...........................          9,550          565,933
     National Instruments Corp. .............            343            9,398
     Newport Corp.* .........................            237            3,820
     Vishay Intertechnology, Inc.* ..........          1,163           18,294
                                                                 ------------
                                                                      629,958
                                                                 ------------
    ELECTRONIC MANUFACTURING SERVICES -- 0.0%
     KEMET Corp.* ...........................            482            4,444
     Plexus Corp.* ..........................            295           10,092
                                                                 ------------
                                                                       14,536
                                                                 ------------
    HOME ENTERTAINMENT SOFTWARE -- 0.0%
     Activision, Inc.* ......................          1,800           20,484
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    INTERNET SOFTWARE & SERVICES -- 2.7%
     Akamai Technologies, Inc.* .............         21,500     $    778,085
     Webex Communications, Inc.*  ...........         16,100          572,194
                                                                 ------------
                                                                    1,350,279
                                                                 ------------
    IT CONSULTING & OTHER SERVICES -- 1.2%
     Acxiom Corp. ...........................            478           11,950
     Alliance Data Systems Corp.* ...........            420           24,704
     Cognizant Technology Solutions
      Corp.* ................................          6,579          443,227
     Gartner, Inc. -- Class A* ..............            423            6,007
     Modis Professional Services, Inc.* .....            663            9,985
     SRA International, Inc. --
      Class A* ..............................          4,099          109,156
                                                                 ------------
                                                                      605,029
                                                                 ------------
    OFFICE ELECTRONICS -- 0.0%
     Zebra Technologies Corp. --
      Class A* ..............................            449           15,338
                                                                 ------------
    SEMICONDUCTOR EQUIPMENT -- 0.2%
     Cabot Microelectronics Corp.* ..........            139            4,213
     Credence Systems Corp.* ................            537            1,880
     Lam Research Corp.* ....................            882           41,119
     MEMC Electronic Materials, Inc.* .......          1,022           38,325
                                                                 ------------
                                                                       85,537
                                                                 ------------
    SEMICONDUCTORS -- 1.0%
     Atmel Corp.* ...........................          2,642           14,663
     Cree, Inc.* ............................            472           11,215
     Cypress Semiconductor Corp.* ...........            895           13,013
     Fairchild Semiconductor
      International, Inc.* ..................            827           15,027
     Integrated Device Technology, Inc.* ....          1,241           17,597
     International Rectifier Corp.* .........            438           17,117
     Intersil Holding Corp. -- Class A ......         13,677          317,990
     Lattice Semiconductor Corp.* ...........            665            4,110
     Micrel, Inc.* ..........................            393            3,934
     Microchip Technology, Inc. .............          1,373           46,064
     RF Micro Devices, Inc.* ................          1,206            7,200
     Semtech Corp.* .........................            418            6,040
     Silicon Laboratories, Inc.*  ...........            293           10,299
     TriQuint Semiconductor, Inc.* ..........            765            3,412
                                                                 ------------
                                                                      487,681
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    SYSTEMS SOFTWARE -- 1.6%
     Macrovision Corp.* .....................            346     $      7,446
     McAfee, Inc.* ..........................          1,073           26,042
     Red Hat, Inc.* .........................         20,400          477,360
     RSA Security, Inc.* ....................            471           12,807
     Sybase, Inc.* ..........................            606           11,756
     Symantec Corp.* ........................         17,100          265,734
     Wind River Systems, Inc.* ..............            466            4,147
                                                                 ------------
                                                                      805,292
                                                                 ------------
    TECHNOLOGY DISTRIBUTORS -- 0.2%
     Arrow Electronics, Inc.* ...............            770           24,794
     Avnet, Inc.* ...........................            958           19,179
     CDW Corp. ..............................            384           20,986
     Ingram Micro, Inc. -- Class A* .........            700           12,691
     Tech Data Corp.* .......................            367           14,060
                                                                 ------------
                                                                       91,710
                                                                 ------------
    TOTAL INFORMATION TECHNOLOGY ...........................        6,192,048
                                                                 ------------
  MATERIALS -- 1.6%
    COMMODITY CHEMICALS -- 0.1%
     Lyondell Chemical Co. ..................          1,297           29,390
                                                                 ------------
    CONSTRUCTION MATERIALS -- 0.1%
     Florida Rock Industries, Inc. ..........            291           14,454
     Martin Marietta Materials Corp. ........            289           26,342
                                                                 ------------
                                                                       40,796
                                                                 ------------
    DIVERSIFIED CHEMICALS -- 0.1%
     Cabot Corp. ............................            386           13,325
     FMC Corp. ..............................            232           14,938
     Olin Corp. .............................            473            8,481
                                                                 ------------
                                                                       36,744
                                                                 ------------
    FERTILIZERS & AGRICULTURAL CHEMICALS -- 0.0%
     The Scotts Miracle -- Gro Co. --
      Class A ...............................            292           12,357
                                                                 ------------
    INDUSTRIAL GASES -- 0.0%
     Airgas, Inc. ...........................            423           15,757
                                                                 ------------
    PAPER PACKAGING -- 0.1%
     Packaging Corp. ........................            380            8,368
     Sonoco Products Co. ....................            640           20,256
                                                                 ------------
                                                                       28,624
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    PAPER PRODUCTS -- 0.0%
     Bowater, Inc. ..........................            382     $      8,691
     Glatfelter .............................            243            3,856
                                                                 ------------
                                                                       12,547
                                                                 ------------
    SPECIALTY CHEMICALS -- 1.1%
     Albemarle Corp. ........................            261           12,497
     Chemtura Corp. .........................          1,484           13,861
     Cytec Industries, Inc. .................            249           13,361
     Ferro Corp. ............................            241            3,846
     Minerals Technologies, Inc. ............            121            6,292
     RPM International, Inc. ................            731           13,158
     Sensient Technologies Corp. ............         10,100          211,191
     Sigma-Aldrich Corp. ....................          3,200          232,448
     The Lubrizol Corp. .....................            441           17,574
     The Valspar Corp. ......................            645           17,034
                                                                 ------------
                                                                      541,262
                                                                 ------------
    STEEL -- 0.1%
     Commercial Metals Co. ..................            735           18,889
     Reliance Steel & Aluminum Co. ..........            192           15,926
     Steel Dynamics, Inc. ...................            270           17,750
     Worthington Industries, Inc. ...........            450            9,428
                                                                 ------------
                                                                       61,993
                                                                 ------------
    TOTAL MATERIALS ........................................          779,470
                                                                 ------------
  TELECOMMUNICATION SERVICES -- 1.9%
    INTEGRATED TELECOMMUNICATION SERVICES -- 0.0%
     Cincinnati Bell, Inc.* .................          1,713            7,023
                                                                 ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 1.9%
     NII Holdings, Inc.* ....................         15,850          893,623
     Telephone & Data Systems, Inc. .........            629           26,041
                                                                 ------------
                                                                      919,664
                                                                 ------------
    TOTAL TELECOMMUNICATION SERVICES .......................          926,687
                                                                 ------------
  UTILITIES -- 1.6%
    ELECTRIC UTILITIES -- 0.3%
     DPL, Inc. ..............................            806           21,601
     Duquesne Light Holdings, Inc. ..........            506            8,319
     Great Plains Energy, Inc. ..............            525           14,626
     Hawaiian Electric Industries, Inc. .....            499           13,927

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    ELECTRIC UTILITIES -- (CONTINUED)
     Idacorp, Inc. ..........................            285     $      9,773
     Northeast Utilities Co. ................            931           19,244
     Pepco Holdings, Inc. ...................          1,185           27,942
     Sierra Pacific Resources Corp.* ........          1,236           17,304
     Westar Energy, Inc. ....................            541           11,388
                                                                 ------------
                                                                      144,124
                                                                 ------------
    GAS UTILITIES -- 0.3%
     AGL Resources, Inc. ....................            493           18,793
     Equitable Resources, Inc. ..............            767           25,694
     National Fuel Gas Co. ..................            548           19,257
     ONEOK, Inc. ............................            725           24,679
     Questar Corp. ..........................            528           42,499
     WGL Holdings, Inc. .....................            325            9,409
                                                                 ------------
                                                                      140,331
                                                                 ------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%
     Black Hills Corp. ......................            199            6,831
                                                                 ------------
    MULTI-UTILITIES -- 1.0%
     Alliant Energy Corp. ...................            737           25,279
     Aquila, Inc.* ..........................          2,212            9,312
     Energy East Corp. ......................         12,200          291,946
     MDU Resources Group, Inc. ..............            749           27,421
     NSTAR ..................................            653           18,676
     OGE Energy Corp. .......................            553           19,371
     PNM Resources, Inc. ....................            456           11,382
     Puget Energy, Inc. .....................            718           15,423
     SCANA Corp. ............................            706           27,237
     Vectren Corp. ..........................            483           13,162
     Wisconsin Energy Corp. .................            730           29,419
     WPS Resources Corp. ....................            266           13,194
                                                                 ------------
                                                                      501,822
                                                                 ------------
    WATER UTILITIES -- 0.0%
     Aqua America, Inc. .....................            824           18,779
                                                                 ------------
    TOTAL UTILITIES ........................................          811,887
                                                                 ------------
    TOTAL COMMON STOCK
     (COST $29,075,402) ....................................       34,472,808
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
EXCHANGE TRADED FUNDS -- 28.7%
     iShares S&P MidCap 400
      Growth Index Fund .....................         45,393     $  3,482,551
     iShares S&P MidCap 400
      Value Index Fund ......................        144,780       10,790,453
                                                                 ------------
    TOTAL EXCHANGE TRADED FUNDS
      (COST $12,892,235) ...................................       14,273,004
                                                                 ------------

SHORT-TERM INVESTMENTS -- 2.1%
     BlackRock Liquidity Funds
      TempCash Portfolio --
      Institutional Series ..................        526,582          526,582
     BlackRock Liquidity Funds
      TempFund Portfolio --
      Institutional Series ..................        526,579          526,579
                                                                 ------------
    TOTAL SHORT-TERM INVESTMENTS
     (COST $1,053,161) .....................................        1,053,161
                                                                 ------------
    TOTAL INVESTMENTS -- 100.0%
     (COST $43,020,798)(1) .................................     $ 49,798,973
                                                                 ============

__________
*     Non-income producing security.

(1) The cost for Federal income tax purposes is $43,185,971. At June 30, 2006, net unrealized appreciation was $6,613,002. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $7,842,833, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,229,831.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
COMMON STOCK -- 88.2%
  CONSUMER DISCRETIONARY -- 15.4%
    ADVERTISING -- 0.1%
     Arbitron, Inc. .........................            764     $     29,284
                                                                 ------------
    APPAREL RETAIL -- 4.4%
     Abercrombie & Fitch Co. --
      Class A ...............................          6,400          354,752
     AnnTaylor Stores Corp.* ................          2,000           86,760
     Cache, Inc.* ...........................          2,030           35,200
     Charming Shoppes, Inc.* ................         12,060          135,555
     Christopher & Banks Corp. ..............          3,715          107,735
     Dress Barn, Inc.* ......................          9,660          244,881
     DSW, Inc.* .............................          3,290          119,822
     Foot Locker, Inc. ......................          2,000           48,980
     Genesco, Inc.* .........................            557           18,866
     Guess, Inc.* ...........................          3,580          149,465
     Hot Topic, Inc.* .......................          1,016           11,694
     Jos. A. Bank Clothiers, Inc.* ..........            327            7,835
     Payless ShoeSource, Inc.* ..............          7,790          211,654
     Stage Stores, Inc. .....................          2,275           75,075
     Stein Mart, Inc. .......................            786           11,633
     Talbots, Inc. ..........................          9,000          166,050
     The Cato Corp. -- Class A ..............            678           17,526
     The Children's Place Retail
      Stores, Inc.* .........................          2,987          179,369
     The Finish Line, Inc. -- Class A .......          1,000           11,830
     The Gymboree Corp. .....................          2,661           92,496
     The Men's Wearhouse, Inc. ..............          6,221          188,496
     Too, Inc. ..............................          4,738          181,892
                                                                 ------------
                                                                    2,457,566
                                                                 ------------
    APPAREL, ACCESSORIES & LUXURY GOODS -- 1.9%
     Ashworth, Inc.* ........................            339            3,051
     Carter's, Inc.* ........................          4,450          117,614
     Columbia Sportswear Company* ...........          2,700          122,202
     Fossil, Inc.* ..........................          1,308           23,557
     Kellwood Co. ...........................            601           17,591
     Oxford Industries, Inc. ................          5,664          223,218
     Phillips-Van Heusen Corp. ..............         10,835          413,464
     Quicksilver, Inc.* .....................          2,851           34,725
     Russell Corp. ..........................            711           12,912
     True Religion Apparel, Inc.* ...........          5,600           99,120
                                                                 ------------
                                                                    1,067,454
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    AUTO PARTS & EQUIPMENT -- 0.3%
     Drew Industries, Inc.* .................            339     $     10,984
     LKQ Corp.* .............................          1,037           19,703
     Midas, Inc.* ...........................            389            7,158
     Modine Manufacturing Co. ...............          4,500          105,120
     Standard Motor Products, Inc. ..........            321            2,677
     Superior Industries International,
      Inc. ..................................            535            9,785
                                                                 ------------
                                                                      155,427
                                                                 ------------
    AUTOMOBILE MANUFACTURERS -- 0.1%
     Coachmen Industries, Inc. ..............            406            4,848
     Fleetwood Enterprises, Inc.* ...........          1,460           11,008
     Monaco Coach Corp. .....................            641            8,141
     Winnebago Industries, Inc. .............            735           22,814
                                                                 ------------
                                                                       46,811
                                                                 ------------
    AUTOMOTIVE RETAIL -- 0.3%
     Group 1 Automotive, Inc. ...............            506           28,508
     Sonic Automotive, Inc. .................            905           20,073
     The Pantry, Inc.* ......................          1,460           84,008
     The Pep Boys - Manny,
      Moe & Jack ............................          1,244           14,592
                                                                 ------------
                                                                      147,181
                                                                 ------------
    BROADCASTING & CABLE TV -- 0.3%
     Hearst-Argyle Television, Inc. .........          6,500          143,390
     Radio One, Inc. -- Class D* ............          1,800           13,320
                                                                 ------------
                                                                      156,710
                                                                 ------------
    CASINOS & GAMING -- 0.6%
     Aztar Corp.* ...........................            848           44,062
     Monarch Casino And Resort,
      Inc* ..................................          3,770          106,013
     Multimedia Games, Inc.* ................            710            7,192
     Pinnacle Entertainment, Inc.* ..........          1,072           32,857
     Progressive Gaming International
      Corp.* ................................         13,500          105,300
     Shuffle Master, Inc.* ..................            841           27,568
     WMS Industries, Inc.* ..................            665           18,214
                                                                 ------------
                                                                      341,206
                                                                 ------------
    CATALOG RETAIL -- 0.0%
     Insight Enterprises, Inc.* .............          1,062           20,231
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    COMPUTER & ELECTRONICS RETAIL -- 0.1%
     GameStop Corp. -- Class A* .............          1,800     $     75,600
                                                                 ------------
    CONSUMER ELECTRONICS -- 0.2%
     Universal Electronics, Inc.* ...........          6,700          118,657
                                                                 ------------
    DISTRIBUTORS -- 0.5%
     Audiovox Corp. -- Class A* .............            503            6,871
     Building Materials Holding Corp. .......            662           18,450
     Prestige Brands Holdings, Inc.* ........         24,000          239,280
                                                                 ------------
                                                                      264,601
                                                                 ------------
    EDUCATIONAL SERVICES -- 0.2%
     ITT Educational Services, Inc.* ........          1,410           92,792
     Universal Technical Institute, Inc.* ...            535           11,781
                                                                 ------------
                                                                      104,573
                                                                 ------------
    FOOTWEAR -- 0.7%
     Brown Shoe Co., Inc. ...................            680           23,174
     Deckers Outdoor Corp.* .................            260           10,025
     K-Swiss, Inc. -- Class A ...............            677           18,076
     Skechers U.S.A., Inc. -- Class A* ......          7,900          190,469
     The Stride Rite Corp. ..................          4,799           63,299
     The Timberland Co. -- Class A* .........          1,500           39,150
     Wolverine World Wide, Inc. .............          1,378           32,149
                                                                 ------------
                                                                      376,342
                                                                 ------------
    GENERAL MERCHANDISE STORES -- 0.1%
     Conn's, Inc.** .........................          1,610           42,745
     Fred's, Inc. ...........................            859           11,468
                                                                 ------------
                                                                       54,213
                                                                 ------------
    HOME FURNISHINGS -- 0.4%
     Bassett Furniture Industries, Inc. .....            183            3,387
     Ethan Allen Interiors, Inc. ............          5,476          200,148
     Interface, Inc. -- Class A* ............          1,129           12,927
     La-Z-Boy Chair Co. .....................          1,135           15,890
                                                                 ------------
                                                                      232,352
                                                                 ------------
    HOMEBUILDING -- 0.4%
     Champion Enterprises, Inc.*  ...........          9,671          106,768
     M/I Homes, Inc. ........................            304           10,664
     Meritage Homes Corp.* ..................            559           26,413
     NVR, Inc.* .............................            124           60,915

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    HOMEBUILDING -- (CONTINUED)
     Skyline Corp. ..........................            149     $      6,374
     Standard Pacific Corp. .................          1,601           41,146
                                                                 ------------
                                                                      252,280
                                                                 ------------
    HOMEFURNISHING RETAIL -- 0.4%
     Aaron Rents, Inc. ......................          4,314          115,960
     Cost Plus, Inc.* .......................            475            6,964
     Haverty Furniture Cos., Inc. ...........            490            7,688
     Select Comfort Corp.* ..................          4,694          107,821
                                                                 ------------
                                                                      238,433
                                                                 ------------
    HOTELS, RESORTS & CRUISE LINES -- 0.0%
     The Marcus Corp. .......................            657           13,718
                                                                 ------------
    HOUSEWARES & SPECIALTIES -- 0.0%
     Lenox Group, Inc.* .....................            216            1,532
     Libbey, Inc. ...........................            303            2,227
     National Presto Industries, Inc. .......            119            6,221
     Russ Berrie & Co., Inc.* ...............            453            5,554
     Tuesday Morning Corp. ..................            600            7,890
                                                                 ------------
                                                                       23,424
                                                                 ------------
    INTERNET RETAIL -- 0.5%
     Netflix, Inc.* .........................          3,670           99,861
     Nutri System Inc* ......................          3,110          193,224
     Stamps.Com, Inc.* ......................            433           12,046
                                                                 ------------
                                                                      305,131
                                                                 ------------
    LEISURE FACILITIES -- 0.1%
     Bally Total Fitness Holding
      Corp.* ................................            769            5,214
     Speedway Motorsports, Inc. .............            640           24,153
                                                                 ------------
                                                                       29,367
                                                                 ------------
    LEISURE PRODUCTS -- 1.0%
     Arctic Cat, Inc. .......................            445            8,682
     Callaway Golf Co. ......................          7,000           90,930
     JAKKS Pacific Inc.* ....................            574           11,532
     K2, Inc.* ..............................          1,085           11,870
     MarineMax, Inc.* .......................            337            8,839
     Polaris Industries, Inc. ...............          3,965          171,684
     Pool Corp. .............................          1,263           55,105
     RC2 Corp.* .............................          4,477          173,081

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  LEISURE PRODUCTS -- (CONTINUED)
     Sturm, Ruger & Co., Inc. ...............            703     $      4,394
     The Nautilus Group, Inc. ...............            716           11,248
                                                                 ------------
                                                                      547,365
                                                                 ------------
    MOVIES & ENTERTAINMENT -- 0.1%
     4Kids Entertainment, Inc.* .............            334            5,414
     Live Nation Inc.* ......................          1,610           32,780
                                                                 ------------
                                                                       38,194
                                                                 ------------
    PUBLISHING -- 0.0%
     ADVO, Inc. .............................            747           18,384
                                                                 ------------
    RESTAURANTS -- 1.6%
     CEC Entertainment, Inc.* ...............            791           25,407
     IHOP Corp. .............................            436           20,963
     Jack in the Box, Inc.* .................          3,001          117,639
     Landry's Restaurants, Inc. .............            465           15,089
     Lone Star Steakhouse & Saloon, Inc. ....            443           11,620
     Morton's Restaurant Group, Inc.* .......          8,300          127,156
     O' Charleys, Inc.* .....................            463            7,871
     P.F. Chang's China Bistro, Inc.* .......            616           23,420
     Panera Bread Co. -- Class A*  ..........            765           51,439
     Papa John's International, Inc.* .......          3,844          127,621
     RARE Hospitality International,
      Inc.* .................................          5,051          145,267
     Red Robin Gourmet Burgers, Inc.* .......            364           15,492
     Ruby Tuesday, Inc. .....................          4,500          109,845
     Ryan's Restaurant Group, Inc.* .........            906           10,790
     Sonic Corp.* ...........................          2,085           43,347
     The Steak 'n Shake Co.* ................            599            9,069
     Triarc Cos., Inc. -- Class B ...........          1,398           21,851
                                                                 ------------
                                                                      883,886
                                                                 ------------
    SPECIALIZED CONSUMER SERVICES -- 0.5%
     CPI Corp. ..............................             76            2,333
     Pre-Paid Legal Services, Inc. ..........            340           11,730
     Regis Corp. ............................          2,300           81,903
     Sotheby's Holdings, Inc. --
      Class A* ..............................          3,710           97,387
     Steiner Leisure Ltd.* ..................          1,990           78,665
     Vertrue, Inc.* .........................            235           10,112
                                                                 ------------
                                                                      282,130
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    SPECIALTY STORES -- 0.6%
     Barnes & Noble, Inc. ...................          4,500     $    164,250
     Books-A-Million Inc. ...................          1,290           21,517
     Guitar Center, Inc.* ...................            608           27,038
     Hancock Fabrics, Inc. ..................            268              895
     Hibbett Sporting Goods, Inc.* ..........            848           20,267
     Jo-Ann Stores, Inc.* ...................            495            7,252
     Tractor Supply Co.* ....................            832           45,985
     Zale Corp.* ............................          1,212           29,197
                                                                 ------------
                                                                      316,401
                                                                 ------------
    TOTAL CONSUMER DISCRETIONARY ...........................        8,596,921
                                                                 ------------
  CONSUMER STAPLES -- 2.5%
    AGRICULTURAL PRODUCTS -- 0.1%
     Corn Products International, Inc. ......          1,788           54,713
     Delta & Pine Land Co. ..................            843           24,784
                                                                 ------------
                                                                       79,497
                                                                 ------------
    BREWERS -- 0.1%
     The Boston Beer Co., Inc. --
      Class A* ..............................          1,500           43,935
                                                                 ------------
    DRUG RETAIL -- 0.2%
     Long's Drug Stores Corp. ...............          2,919          133,165
                                                                 ------------
    FOOD DISTRIBUTORS -- 0.1%
     Nash Finch Co. .........................            295            6,281
     Performance Food Group Co.*  ...........            903           27,433
     United Natural Foods, Inc.*  ...........            968           31,963
                                                                 ------------
                                                                       65,677
                                                                 ------------
    FOOD RETAIL -- 0.5%
     Casey's General Stores, Inc. ...........          1,221           30,537
     Great Atlantic & Pacific Tea Co.,
      Inc. ..................................            390            8,861
     Ruddick Corp. ..........................          6,300          154,413
     Wild Oats Markets, Inc.* ...............          5,180          101,528
                                                                 ------------
                                                                      295,339
                                                                 ------------
    HOUSEHOLD PRODUCTS -- 0.1%
     Spectrum Brands, Inc.* .................            957           12,364
     WD-40 Co. ..............................            361           12,119
                                                                 ------------
                                                                       24,483
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    PACKAGED FOODS & MEATS -- 0.6%
     American Italian Pasta Co.*  ...........            392     $      3,356
     Flowers Foods, Inc. ....................          1,273           36,459
     Hain Celestial Group, Inc.*  ...........            907           23,364
     J&J Snack Foods Corp. ..................          4,990          165,019
     Lance, Inc. ............................            646           14,871
     Peet's Coffee & Tea, Inc.* .............            293            8,846
     Ralcorp Holdings, Inc.* ................            704           29,941
     Sanderson Farms, Inc. ..................            353            9,881
     Treehouse Foods, Inc.* .................            779           18,610
                                                                 ------------
                                                                      310,347
                                                                 ------------
    PERSONAL PRODUCTS -- 0.7%
     Chattem, Inc.* .........................          3,190           96,880
     Herbalife, Ltd.* .......................          3,730          148,827
     Medifast, Inc.* ........................          4,470           79,879
     NBTY, Inc.* ............................          1,457           34,837
     Playtex Products, Inc.* ................          1,470           15,332
     USANA Health Sciences, Inc.* ...........            222            8,414
                                                                 ------------
                                                                      384,169
                                                                 ------------
    SOFT DRINKS -- 0.1%
     Hansen Natural Corp.* ..................            309           58,824
                                                                 ------------
    TOBACCO -- 0.0%
     Alliance One International, Inc. .......          1,979            8,787
                                                                 ------------
    TOTAL CONSUMER STAPLES .................................        1,404,223
                                                                 ------------
  ENERGY -- 8.1%
    COAL & CONSUMABLE FUELS -- 0.3%
     Foundation Coal Holdings, Inc. .........          1,980           92,921
     Massey Energy Co. ......................          1,972           70,992
                                                                 ------------
                                                                      163,913
                                                                 ------------
    OIL & GAS DRILLING -- 2.0%
     Atwood Oceanics, Inc.* .................          3,858          191,357
     Grey Wolf, Inc.* .......................         15,840          121,968
     Helmerich & Payne, Inc. ................          1,600           96,416
     Pioneer Drilling Co.* ..................            690           10,654
     Todco -- Class A .......................          5,400          220,590
     Unit Corp.* ............................          8,096          460,581
                                                                 ------------
                                                                    1,101,566
                                                                 ------------
    OIL & GAS EQUIPMENT & SERVICES -- 2.9%
     Bristow Group, Inc.* ...................            581           20,916

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    OIL & GAS EQUIPMENT & SERVICES -- (CONTINUED)
     CARBO Ceramics, Inc. ...................            526     $     25,842
     Dresser-Rand Group, Inc.* ..............          7,000          164,360
     Dril-Quip, Inc* ........................            288           23,743
     Helix Energy Solutions Group,
      Inc.* .................................          8,011          323,324
     Hydril Co.* ............................            507           39,810
     Input/Output, Inc.* ....................          1,678           15,857
     Lone Star Technologies, Inc.* ..........          3,546          191,555
     Lufkin Industries, Inc. ................            361           21,454
     Maverick Tube Corp.* ...................            996           62,937
     NATCO Group, Inc.* .....................          3,310          133,062
     NS Group, Inc.* ........................            510           28,091
     Oceaneering International, Inc.* .......          1,306           59,880
     Oil States International, Inc.* ........          4,140          141,919
     SEACOR Holdings, Inc.* .................            508           41,707
     TETRA Technologies, Inc.* ..............          1,622           49,130
     Veritas DGC, Inc.* .....................          3,211          165,624
     W-H Energy Services Inc.* ..............          2,546          129,413
                                                                 ------------
                                                                    1,638,624
                                                                 ------------
    OIL & GAS EXPLORATION & PRODUCTION -- 1.7%
     Bois d'Arc Energy, Inc.* ...............          2,300           37,881
     Cabot Oil & Gas Corp. ..................          2,182          106,918
     Cimarex Energy Co. .....................          5,513          237,059
     Penn Virginia Corp. ....................            442           30,887
     Petroleum Development Corp.* ...........            365           13,761
     Remington Oil & Gas Corp.* .............            605           26,602
     St. Mary Land & Exploration Co. ........          4,090          164,622
     Stone Energy Corp.* ....................            638           29,699
     Swift Energy Co.* ......................            671           28,806
     W&T Offshore, Inc. .....................          7,210          280,397
                                                                 ------------
                                                                      956,632
                                                                 ------------
    OIL & GAS REFINING & MARKETING -- 1.2%
     Alon USA Energy, Inc. ..................          4,400          138,468
     Frontier Oil Corp. .....................          6,194          200,686
     Western Refining, Inc. .................         12,770          275,576
     World Fuel Services Corp. ..............            664           30,338
                                                                 ------------
                                                                      645,068
                                                                 ------------
    TOTAL ENERGY ...........................................        4,505,803
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  FINANCIALS -- 14.3%
    ASSET MANAGEMENT & CUSTODY BANKS -- 0.2%
     Waddell & Reed Financial, Inc. --
      Class A ...............................          5,000     $    102,800
                                                                 ------------
    CONSUMER FINANCE -- 0.4%
     Cash America International, Inc. .......          1,555           49,760
     Compucredit Corp.* .....................          2,550           98,022
     Dollar Financial Corp.* ................          1,620           29,160
     First Cash Financial Services,
      Inc.* .................................          3,010           59,448
     Rewards Network, Inc.* .................            288            2,353
     World Acceptance Corp.* ................            410           14,563
                                                                 ------------
                                                                      253,306
                                                                 ------------
    INSURANCE BROKERS -- 0.3%
     Hilb, Rogal & Hamilton Co. .............            860           32,052
     National Financial Partners Corp. ......          2,580          114,320
                                                                 ------------
                                                                      146,372
                                                                 ------------
    INVESTMENT BANKING & BROKERAGE -- 1.0%
     Investment Technology Group,
      Inc.* .................................            986           50,148
     Knight Capital Group, Inc. --
      Class A* ..............................         10,050          153,061
     Labranche & Co., Inc.* .................          1,416           17,148
     Piper Jaffray Cos., Inc.* ..............          2,493          152,597
     Raymond James Financial, Inc. ..........          4,650          140,755
     SWS Group, Inc. ........................            408            9,841
     Tradestation Group, Inc. ...............          3,400           43,078
                                                                 ------------
                                                                      566,628
                                                                 ------------
    LIFE & HEALTH INSURANCE -- 0.1%
     Delphi Financial Group, Inc. --
      Class A ...............................          1,036           37,669
     Presidential Life Corp. ................            639           15,706
                                                                 ------------
                                                                       53,375
                                                                 ------------
    PROPERTY & CASUALTY INSURANCE -- 1.9%
     Infinity Property & Casualty Corp. .....            464           19,024
     LandAmerica Financial Group, Inc. ......            443           28,618
     Philadelphia Consolidated
      Holding Corp.* ........................          4,213          127,907
     ProAssurance Corp.* ....................          2,740          132,013

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    PROPERTY & CASUALTY INSURANCE -- (CONTINUED)
     RLI Corp. ..............................            552     $     26,595
     Safety Insurance Group, Inc. ...........            323           15,359
     SCPIE Holdings, Inc.* ..................            224            5,208
     Selective Insurance Group, Inc. ........          8,052          449,865
     Stewart Information Services
      Corp. .................................            414           15,032
     United Fire & Casualty Co. .............          6,391          192,561
     Zenith National Insurance Corp. ........            916           36,338
                                                                 ------------
                                                                    1,048,520
                                                                 ------------
    REAL ESTATE INVESTMENT TRUSTS -- 2.9%
     Acadia Realty Trust ....................            700           16,555
     Brandywine Realty Trust ................          5,000          160,850
     CBL & Associates, Inc. .................          3,900          151,827
     Colonial Properties Trust ..............          1,060           52,364
     Eastgroup Properties, Inc. .............            500           23,340
     Entertainment Properties Trust .........            627           26,992
     Equity One, Inc. .......................          8,100          169,290
     Essex Property Trust, Inc. .............            535           59,738
     Glenborough Realty Trust, Inc. .........            831           17,900
     Kilroy Realty Corp. ....................            776           56,066
     KKR Financial Corp. ....................          9,000          187,290
     Lexington Corporate Properties
      Trust .................................          1,198           25,877
     Ltc Properties, Inc. ...................            500           11,175
     National Retail Properties .............          1,249           24,918
     New Century Financial Corp. ............          1,333           60,985
     Parkway Properties, Inc. ...............            358           16,289
     Reckson Associates Realty Corp. ........          3,100          128,278
     Shurgard Storage Centers, Inc. --
      Class A ...............................          1,130           70,625
     Sovran Self Storage, Inc. ..............            407           20,671
     Washington Real Estate
      Investment Trust ......................          4,900          179,830
     Weingarten Realty Inc. .................          4,000          153,120
                                                                 ------------
                                                                    1,613,980
                                                                 ------------
    REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.7%
     Jones Lang LaSalle, Inc. ...............          2,400          210,120
     Trammell Crow Co.* .....................          4,500          158,265
                                                                 ------------
                                                                      368,385
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    REGIONAL BANKS -- 3.2%
     Boston Private Financial
      Holdings, Inc. ........................          2,084     $     58,144
     Central Pacific Financial Corp. ........            751           29,064
     Chittenden Corp. .......................          1,105           28,564
     Community Bank Systems, Inc. ...........            670           13,514
     East West Bancorp, Inc. ................          1,423           53,946
     First Bancorp ..........................          1,762           16,387
     First Commonwealth .....................          1,740           22,098
     First Indiana Corp. ....................            307            7,991
     First Midwest Bancorp, Inc. ............          1,172           43,458
     First Republic Bank ....................          1,834           83,997
     Glacier Bancorp, Inc. ..................            778           22,772
     Hanmi Financial Corp. ..................            914           17,768
     Independent Bank Corp.* ................            450           11,835
     Irwin Financial Corp. ..................            620           12,022
     Nara Bancorp, Inc. .....................            440            8,250
     PrivateBancorp, Inc. ...................            445           18,427
     Prosperity Bancshares, Inc. ............            594           19,537
     Provident Bankshares Corp. .............            807           29,367
     Republic Bancorp, Inc. .................          1,687           20,902
     Sterling Bancorp .......................            421            8,209
     Sterling Bancshares, Inc. ..............            983           18,431
     Sterling Financial Corp. ...............          4,345          132,566
     Susquehanna Bancshares, Inc. ...........          1,271           30,377
     Texas Capital Bancshares, Inc.* ........          1,250           29,125
     The Colonial BancGroup, Inc. ...........         14,000          359,520
     The South Financial Group, Inc. ........         11,062          292,147
     TrustCo Bank Corp. NY ..................          1,862           20,519
     UCBH Holdings, Inc. ....................          2,153           35,611
     Umpqua Holdings Corp. ..................          1,379           35,371
     United Bankshares, Inc. ................            939           34,396
     Western Alliance Bancorp* ..............          4,400          153,032
     Whitney Holdings Corp. .................          1,544           54,611
     Wilshire Bancorp, Inc. .................          3,480           62,710
     Wintrust Financial Corp. ...............            577           29,340
                                                                 ------------
                                                                    1,814,008
                                                                 ------------
    SPECIALIZED FINANCE -- 0.2%
     Financial Federal Corp. ................            673           18,716
     Portfolio Recovery Associates,
      Inc.* .................................          1,805           82,489
                                                                 ------------
                                                                      101,205
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    THRIFTS & MORTGAGE FINANCE -- 3.4%
     Anchor Bancorp Wisconsin, Inc. .........            504     $     15,206
     Astoria Financial Corp. ................         11,500          350,175
     Bank Mutual Corp. ......................          1,476           18,037
     BankAtlantic Bancorp, Inc. --
      Class A ...............................          1,301           19,307
     BankUnited Financial Corp. --
      Class A ...............................          3,754          114,572
     Brookline Bancorp, Inc. ................          1,466           20,187
     Dime Community Bancshares ..............         11,812          160,289
     Downey Financial Corp. .................            541           36,707
     Fidelity Bankshares, Inc. ..............            498           15,846
     FirstFed Financial Corp.* ..............          2,508          144,636
     Flagstar Bancorp, Inc. .................          1,065           16,997
     Franklin Bank Corp.* ...................            539           10,883
     Fremont General Corp. ..................          1,679           31,162
     Harbor Florida Bancshares, Inc. ........            460           17,084
     MAF Bancorp, Inc. ......................            730           31,273
     PFF Bancorp, Inc. ......................         10,000          331,600
     Washington Federal, Inc. ...............         14,000          324,660
     Webster Financial Corp. ................          5,000          237,200
                                                                 ------------
                                                                    1,895,821
                                                                 ------------
    TOTAL FINANCIALS .......................................        7,964,400
                                                                 ------------
  HEALTH CARE -- 5.9%
    BIOTECHNOLOGY -- 0.1%
     ArQule Inc.* ...........................            956            5,392
     Cambrex Corp. ..........................            574           11,957
     Enzo Biochem, Inc.* ....................            703           10,601
     Regeneron Pharmaceuticals, Inc.* .......          1,216           15,589
     Savient Pharmaceuticals, Inc.* .........          1,211            6,358
                                                                 ------------
                                                                       49,897
                                                                 ------------
    HEALTH CARE DISTRIBUTORS -- 0.2%
     Owens & Minor, Inc. ....................          4,207          120,320
                                                                 ------------
    HEALTH CARE EQUIPMENT -- 2.0%
     American Medical Systems
      Holdings, Inc.* .......................          1,603           26,690
     Analogic Corp. .........................            300           13,983
     Arthrocare Corp.* ......................            578           24,282
     Bio-Rad Laboratories, Inc. --
      Class A* ..............................            620           40,263
     Biolase Technology Corp.* ..............            402            3,377
     Biosite Diagnostics, Inc.* .............            401           18,310

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    HEALTH CARE EQUIPMENT -- (CONTINUED)
     Conmed Corp.* ..........................            653     $     13,517
     Cyberonics, Inc.* ......................            521           11,108
     Datascope Corp. ........................          8,325          256,743
     Diagnostic Products Corp. ..............            636           36,996
     Dionex Corp.* ..........................            455           24,870
     Edwards Lifesciences Corp.*  ...........            500           22,715
     Hologic, Inc.* .........................          1,079           53,259
     IDEXX Laboratories, Inc.* ..............            768           57,700
     Integra LifeSciences Holdings* .........          1,665           64,619
     Intermagnetics General Corp.* ..........            957           25,820
     Invacare Corp. .........................            782           19,456
     Kensey Nash Corp.* .....................            250            7,375
     Laserscope* ............................            400           12,324
     Mentor Corp. ...........................            880           38,280
     Osteotech, Inc.* .......................            363            1,466
     Possis Medical, Inc.* ..................            258            2,273
     ResMed, Inc.* ..........................          1,826           85,731
     Respironics, Inc.* .....................          4,318          147,762
     SurModics, Inc.* .......................            382           13,794
     Theragenics Corp.* .....................            937            3,195
     Viasys Healthcare, Inc.* ...............            785           20,096
     Vital Signs, Inc. ......................            244           12,085
     Wilson Greatbatch Technologies,
      Inc. ..................................            466           10,997
     Zoll Medical Corp.* ....................          1,080           35,381
                                                                 ------------
                                                                    1,104,467
                                                                 ------------
    HEALTH CARE FACILITIES -- 0.3%
     AmSurg Corp.* ..........................            745           16,949
     Genesis Healthcare Corp.* ..............            435           20,606
     LCA-Vision, Inc. .......................            490           25,926
     Odyssey Healthcare, Inc.* ..............            797           14,003
     Radiation Therapy Services, Inc.* ......          1,850           49,784
     Sunrise Senior Living, Inc. ............            985           27,235
     United Surgical Partners
      International, Inc.* ..................          1,021           30,701
                                                                 ------------
                                                                      185,204
                                                                 ------------
    HEALTH CARE SERVICES -- 1.0%
     Amedisys, Inc.* ........................            366           13,871
     Cerner Corp.* ..........................          1,488           55,220
     Chemed Corp. ...........................            594           32,391
     Cross Country Healthcare, Inc.* ........            695           12,642
     Cryolife, Inc.* ........................            576            3,110

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    HEALTH CARE SERVICES -- (CONTINUED)
     Dendrite International, Inc.* ..........            908     $      8,390
     Gentiva Health Services, Inc.* .........            525            8,416
     Healthways, Inc.* ......................            838           44,112
     Hooper Holmes, Inc. ....................          1,644            5,014
     Inventiv Health Inc.* ..................          5,558          159,959
     Matria Healthcare, Inc* ................            500           10,710
     Pediatrix Medical Group, Inc.* .........          3,602          163,171
     Per-Se Technologies, Inc.* .............            812           20,446
     PetMed Express, Inc.* ..................            580            6,363
     RehabCare Group, Inc.* .................            312            5,423
     SFBC International, Inc.* ..............            475            7,201
                                                                 ------------
                                                                      556,439
                                                                 ------------
    HEALTH CARE SUPPLIES -- 0.5%
     DJ Orthopedics, Inc.* ..................            550           20,256
     Haemonetics Corp. ......................            611           28,418
     ICU Medical, Inc.* .....................            296           12,503
     Immucor, Inc.* .........................          1,618           31,114
     Merit Medical Systems, Inc.* ...........            575            7,912
     PolyMedica Corp. .......................            599           21,540
     The Cooper Companies, Inc. .............          1,041           46,106
     West Pharmaceutical Services,
      Inc.* .................................          3,400          123,352
                                                                 ------------
                                                                      291,201
                                                                 ------------
    LIFE SCIENCES TOOLS & SERVICES -- 0.0%
     Kendle International, Inc.*  ...........            260            9,550
                                                                 ------------
    MANAGED HEALTH CARE -- 0.7%
     AMERIGROUP Corp.* ......................          1,268           39,359
     Centene Corp. ..........................          1,012           23,812
     Sierra Health Services, Inc.* ..........          1,234           55,567
     Wellcare Health Plans, Inc.* ...........          5,560          272,718
                                                                 ------------
                                                                      391,456
                                                                 ------------
    PHARMACEUTICALS -- 1.1%
     Adams Respiratory Therapeutics* ........          3,500          156,170
     Alpharma, Inc. - Class A ...............          1,143           27,478
     Bradley Pharmamaceutical, Inc.* ........            400            4,080
     CNS Inc. ...............................            326            7,987
     Connetics Corp. ........................            775            9,114
     K-V Pharmaceutical Company --
      Class A* ..............................          5,190           96,845
     MGI Pharma, Inc.* ......................          1,903           40,914

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    PHARMACEUTICALS -- (CONTINUED)
     Noven Pharmaceuticals, Inc.* ...........            514     $      9,201
     Perrigo Co. ............................          9,300          149,730
     Sciele Pharmaceutical Co.* .............          4,308           99,903
                                                                 ------------
                                                                      601,422
                                                                 ------------
    TOTAL HEALTH CARE ......................................        3,309,956
                                                                 ------------
  INDUSTRIALS -- 19.6%
    AEROSPACE & DEFENSE -- 1.9%
     AAR Corp.* .............................            792           17,606
     Applied Signal Technology, Inc. ........            185            3,152
     Armor Holdings, Inc.* ..................            724           39,697
     BE Aerospace, Inc.* ....................          3,050           69,723
     Ceradyne, Inc.* ........................            610           30,189
     Cubic Corp. ............................            579           11,354
     Curtiss Wright Corp. ...................          6,430          198,558
     DRS Technologies, Inc. .................          4,000          195,000
     EDO Corp. ..............................            437           10,637
     Essex Corp.* ...........................          2,500           46,050
     Esterline Technologies Corp.* ..........            601           24,996
     Gencorp, Inc.* .........................          1,302           20,871
     Insituform Technologies, Inc.* .........            579           13,253
     Kaman Corp. -- Class A .................            581           10,574
     KVH Industries, Inc.* ..................         17,000          198,220
     Moog, Inc. -- Class A ..................          2,584           88,425
     Teledyne Technologies, Inc.* ...........            798           26,143
     Triumph Group, Inc.* ...................            349           16,752
     United Industrial Corp. ................          1,060           47,965
                                                                 ------------
                                                                    1,069,165
                                                                 ------------
    AIR FREIGHT & LOGISTICS -- 1.4%
     EGL, Inc.* .............................          4,110          206,322
     Forward Air Corp. ......................            774           31,525
     Hub Group, Inc. -- Class A* ............          8,924          218,906
     Pacer International, Inc. ..............          9,330          303,971
                                                                 ------------
                                                                      760,724
                                                                 ------------
    AIRLINES -- 0.7%
     AirTran Holdings, Inc.* ................          7,000          104,020
     Continental Airlines, Inc. --
      Class B* ..............................          5,230          155,854
     Frontier Airlines Holdings, Inc.* ......            886            6,388
     Mesa Air Group, Inc.* ..................            820            8,077
     SkyWest, Inc. ..........................          3,922           97,266
                                                                 ------------
                                                                      371,605
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    BUILDING PRODUCTS -- 2.3%
     American Woodmark Corp. ................          4,100     $    143,664
     Apogee Enterprises, Inc. ...............            593            8,717
     ElkCorp. ...............................            436           12,108
     Goodman Global, Inc.* ..................          9,000          136,620
     Griffon Corp.* .........................          2,642           68,956
     Insteel Industries, Inc. ...............          2,500           60,500
     Jacuzzi Brands, Inc.* ..................         22,000          193,600
     Lennox International, Inc. .............         13,610          360,393
     NCI Building Systems, Inc.*  ...........            471           25,043
     Simpson Manufacturing
      Company, Inc. .........................          6,504          234,469
     Universal Forest Products, Inc. ........            393           24,653
                                                                 ------------
                                                                    1,268,723
                                                                 ------------
    COMMERCIAL PRINTING -- 0.1%
     Bowne & Co., Inc. ......................            783           11,197
     Consolidated Graphics, Inc.* ...........            301           15,670
     Harland Co. ............................            682           29,667
     Standard Register Co. ..................            625            7,406
                                                                 ------------
                                                                       63,940
                                                                 ------------
    CONSTRUCTION & ENGINEERING -- 1.8%
     Comfort Systems USA, Inc. ..............          9,500          135,755
     EMCOR Group, Inc.* .....................          2,316          112,720
     Granite Construction, Inc. .............          5,250          237,668
     Infrasource Services, Inc.*  ...........          5,600          101,976
     The Shaw Group, Inc.* ..................          1,903           52,903
     URS Corp.* .............................          1,006           42,252
     Westinghouse Air Brake Co. .............          6,500          243,100
     Williams Scotsman International,
      Inc.* .................................          4,700          102,648
                                                                 ------------
                                                                    1,029,022
                                                                 ------------
    CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 1.1%
     A.S.V., Inc. ...........................            589           13,571
     Astec Industries, Inc.* ................            485           16,548
     Bucyrus International, Inc. ............          2,350          118,675
     Cascade Corp. ..........................          2,000           79,100
     Freightcar America, Inc. ...............          1,690           93,812
     JLG Industries, Inc. ...................          6,060          136,350
     Lindsay Manufacturing Co. ..............            203            5,505
     The Manitowoc Co., Inc. ................          1,458           64,881
     The Toro Co. ...........................          1,058           49,409
     Wabash National Corp. ..................            662           10,168
                                                                 ------------
                                                                      588,019
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -- 0.7%
     Angelica Corp. .........................            236     $      4,140
     Coinstar, Inc.* ........................            679           16,255
     Corrections Corp. of America* ..........          3,860          204,348
     G & K Services, Inc. -- Class A ........            461           15,812
     Healthcare Services Group, Inc. ........            590           12,361
     McGrath RentCorp. ......................          1,830           50,892
     Mobile Mini Inc* .......................            819           23,964
     NCO Group, Inc.* .......................            701           18,535
     School Specialty, Inc.* ................            571           18,186
     Tetra Tech, Inc.* ......................          1,383           24,534
     Viad Corp. .............................            520           16,276
                                                                 ------------
                                                                      405,303
                                                                 ------------
    ELECTRICAL COMPONENTS & EQUIPMENT -- 1.8%
     Acuity Brands, Inc. ....................          1,039           40,427
     Baldor Electric Co. ....................            720           22,529
     C & D Technologies, Inc. ...............            556            4,181
     Komag, Inc.* ...........................            689           31,818
     Lamson & Sessions Co.* .................          4,730          134,143
     Magnetek, Inc.* ........................            352              950
     Regal-Beloit Corp. .....................          8,798          388,432
     Smith Corp. ............................            488           22,624
     The Genlyte Group, Inc.* ...............          4,420          320,141
     Vicor Corp. ............................            723           11,980
     Woodward Governor Co. ..................            744           22,699
                                                                 ------------
                                                                      999,924
                                                                 ------------
    ENVIRONMENTAL & FACILITIES SERVICES -- 0.2%
     ABM Industries, Inc. ...................          1,061           18,143
     Central Parking Corp. ..................            654           10,464
     Rollins, Inc. ..........................          2,935           57,644
     Waste Connections, Inc.* ...............          1,111           40,440
                                                                 ------------
                                                                      126,691
                                                                 ------------
    HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.1%
     Administaff, Inc. ......................          3,466          124,118
     CDI Corp. ..............................            367           10,643
     Heidrick & Struggles International,
      Inc.* .................................            417           14,111
     Kenexa Corp.* ..........................          3,000           95,550
     Labor Ready, Inc.* .....................         12,269          277,893
     On Assignment, Inc.* ...................            622            5,716
     Spherion Corp.* ........................          1,319           12,029
     Volt Information Sciences, Inc.* .......            332           15,471

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    HUMAN RESOURCE & EMPLOYMENT SERVICES -- (CONTINUED)
     Watson Wyatt & Company
      Holdings ..............................          1,035     $     36,370
                                                                 ------------
                                                                      591,901
                                                                 ------------
    INDUSTRIAL CONGLOMERATES -- 0.0%
     Standex International Corp. ............            268            8,134
     Tredegar Industries Corp. ..............            839           13,273
                                                                 ------------
                                                                       21,407
                                                                 ------------
    INDUSTRIAL MACHINERY -- 2.7%
     Albany International Corp. .............          2,265           96,013
     Barnes Group, Inc. .....................          1,018           20,309
     Briggs & Stratton Corp. ................          1,270           39,510
     Circor International, Inc. .............          3,500          106,715
     Clarcor, Inc. ..........................          1,197           35,659
     Columbus McKinnon Corp.* ...............          9,790          212,835
     EnPro Industries, Inc.* ................          3,907          131,275
     Gardner Denver, Inc.* ..................          9,908          381,458
     IDEX Corp. .............................          1,290           60,888
     Kaydon Corp. ...........................          2,532           94,469
     Kennametal, Inc. .......................          1,600           99,600
     Lydall, Inc.* ..........................            439            4,048
     Mueller Industries, Inc. ...............          5,372          177,437
     Robbins & Myers, Inc. ..................            360            9,410
     Valmont Industries, Inc. ...............            521           24,221
     Watts Water Technologies, Inc. --
      Class A ...............................            703           23,586
     Wolverine Tube, Inc.* ..................            199              730
                                                                 ------------
                                                                    1,518,163
                                                                 ------------
    MARINE -- 0.2%
     Kirby Corp.* ...........................          2,868          113,286
                                                                 ------------
    OFFICE SERVICES & SUPPLIES -- 1.7%
     Brady Corp. -- Class A .................          1,137           41,887
     Herman Miller, Inc. ....................          4,500          115,965
     ICT Group, Inc.* .......................          3,140           77,024
     Knoll, Inc. ............................         22,000          403,920
     Steelcase, Inc. ........................         18,000          296,100
     United Stationers, Inc.* ...............            721           35,560
                                                                 ------------
                                                                      970,456
                                                                 ------------
    RAILROADS -- 0.1%
     Kansas City Southern Industries,
      Inc.* .................................          1,823           50,497
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    TRADING COMPANIES & DISTRIBUTORS -- 1.0%
     Applied Industrial Technologies,
      Inc. ..................................            971     $     23,593
     Lawson Products, Inc. ..................            203            8,002
     MSC Industrial Direct Co., Inc. --
      Class A ...............................          2,920          138,904
     Watsco, Inc. ...........................          3,002          179,580
     Wesco International, Inc.* .............          2,930          202,170
                                                                 ------------
                                                                      552,249
                                                                 ------------
    TRUCKING -- 0.8%
     Arkansas Best Corp. ....................            624           31,331
     Celadon Group, Inc.* ...................          3,282           72,335
     Heartland Express, Inc. ................          1,378           24,652
     Knight Transportation, Inc. ............          1,419           28,664
     Landstar System, Inc. ..................          1,407           66,453
     Old Dominion Freight Line, Inc.* .......          3,482          130,888
     U.S. Xpress Enterprises, Inc. ..........          3,400           91,868
                                                                 ------------
                                                                      446,191
                                                                 ------------
    TOTAL INDUSTRIALS ......................................       10,947,266
                                                                 ------------
  INFORMATION TECHNOLOGY -- 14.2%
    APPLICATION SOFTWARE -- 0.8%
     Altiris, Inc.* .........................            585           10,553
     ANSYS, Inc.* ...........................            914           43,708
     Captaris, Inc.* ........................            879            4,087
     Catapult Communications Corp.* .........            319            3,477
     ECtel Ltd.* ............................            227              999
     EPIQ Systems, Inc.* ....................            460            7,654
     FactSet Research Systems, Inc. .........            859           40,631
     FileNet Corp.* .........................            961           25,880
     Hyperion Solutions Corp.* ..............          1,442           39,799
     JDA Software Group, Inc.* ..............            636            8,923
     Kronos, Inc.* ..........................            727           26,325
     Manhattan Associates, Inc.*  ...........            658           13,351
     MapInfo Corp.* .........................            558            7,282
     MRO Software, Inc.* ....................            545           10,938
     Open Solutions, Inc.* ..................            454           12,081
     Sonic Solutions* .......................            575            9,488
     SPSS, Inc.* ............................            386           12,406
     Transaction Systems Architects,
      Inc.* .................................          3,500          145,915
     Witness Systems, Inc.* .................          2,420           48,811
                                                                 ------------
                                                                      472,308
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    COMMUNICATIONS EQUIPMENT -- 2.8%
     Applied Innovation, Inc.* ..............         17,000     $     62,900
     Arris Group, Inc.* .....................         13,190          173,053
     Bel Fuse, Inc. -- Class B ..............            278            9,121
     Belden CDT, Inc. .......................          1,022           33,777
     Black Box Corp. ........................          3,404          130,475
     Blue Coat Systems Inc* .................            269            4,535
     C-COR.net Corp.* .......................          1,184            9,140
     Carrier Access Corp.* ..................          5,000           41,350
     CommScope, Inc.* .......................          3,290          103,372
     Comtech Telecommunications
      Corp.* ................................            444           12,996
     Digi International, Inc.* ..............            538            6,741
     Ditech Networks, Inc.* .................            785            6,845
     ECI Telecom Ltd.* ......................          8,200           66,092
     Foundry Networks, Inc.* ................         14,500          154,570
     Harmonic, Inc.* ........................          1,572            7,043
     Inter-Tel, Inc. ........................            566           11,920
     NETGEAR, Inc.* .........................         10,323          223,493
     Network Equipment Technologies,
      Inc.* .................................            347            1,090
     PC-Tel, Inc.* ..........................            573            4,893
     Polycom, Inc.* .........................         11,000          241,120
     Sycamore Networks, Inc.* ...............         24,500           99,470
     Symmetricom, Inc.* .....................            988            6,985
     Tekelec* ...............................         10,000          123,500
     Tollgrade Communications,
      Inc.* .................................            401            3,890
     Viasat, Inc.* ..........................            585           15,023
                                                                 ------------
                                                                    1,553,394
                                                                 ------------
    COMPUTER HARDWARE -- 0.2%
     Avid Technology, Inc.* .................            983           32,763
     Palm, Inc.* ............................          3,340           53,774
                                                                 ------------
                                                                       86,537
                                                                 ------------
    COMPUTER STORAGE & PERIPHERALS -- 0.4%
     Adaptec, Inc.* .........................          2,417           10,490
     Dot Hill Systems Corp.* ................         31,000          106,020
     Epicor Software Corp.* .................          1,301           13,700
     Hutchinson Technology, Inc.* ...........            572           12,372
     Novatel Wireless, Inc.* ................            675            7,006
     RealNetworks, Inc.* ....................          7,590           81,213
     Synaptics, Inc.* .......................            607           12,990
                                                                 ------------
                                                                      243,791
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    DATA PROCESSING & OUTSOURCED SERVICES -- 0.6%
     Carreker Corp.* ........................            680     $      4,862
     eFUNDS Corp.* ..........................          1,065           23,483
     Euronet Worldwide, Inc.* ...............          2,020           77,507
     Gevity HR, Inc. ........................            594           15,771
     Global Payments, Inc. ..................          1,583           76,855
     MoneyGram International, Inc. ..........          3,180          107,961
     StarTek, Inc. ..........................            245            3,663
     TALX Corp. .............................            745           16,293
                                                                 ------------
                                                                      326,395
                                                                 ------------
    ELECTRONIC EQUIPMENT MANUFACTURERS -- 2.4%
     Aeroflex, Inc.* ........................          1,850           21,590
     CalAmp Corp.* ..........................          5,660           50,317
     Checkpoint System, Inc.* ...............            924           20,522
     Cognex Corp. ...........................          1,092           28,425
     Coherent, Inc.* ........................            751           25,331
     CPI International, Inc.* ...............         13,500          195,750
     Daktronics, Inc. .......................            828           23,904
     Electro Scientific Industries,
      Inc.* .................................          5,016           90,238
     FLIR Systems, Inc.* ....................          1,693           37,348
     Gerber Scientific, Inc.* ...............            540            7,025
     Itron, Inc.* ...........................          3,667          217,306
     Keithley Instruments, Inc. .............            272            3,463
     Littelfuse, Inc.* ......................            484           16,640
     LoJack Corp.* ..........................            440            8,298
     MTS Systems Corp. ......................            995           39,312
     PAR Technology Corp.* ..................          3,900           49,803
     Paxar Corp.* ...........................            865           17,793
     Photon Dynamics, Inc.* .................         11,307          141,564
     Planar Systems, Inc.* ..................            418            5,033
     Rofin-Sinar Technologies, Inc.* ........          2,600          149,422
     Rogers Corp.* ..........................            364           20,508
     Symbol Technologies, Inc. ..............          6,500           70,135
     Technitrol, Inc. .......................          3,675           85,076
     X-Rite, Inc. ...........................            522            5,737
                                                                 ------------
                                                                    1,330,540
                                                                 ------------
    ELECTRONIC MANUFACTURING SERVICES -- 0.3%
     Benchmark Electronics, Inc.* ...........          1,471           35,481
     CTS Corp. ..............................            787           11,718
     Mercury Computer Systems, Inc.* ........            463            7,126
     Methode Electronics, Inc. --
      Class A ...............................            887            9,322

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    ELECTRONIC MANUFACTURING SERVICES -- (CONTINUED)
    Park Electrochemical Corp. ..............            483     $     12,437
     Radisys Corp.* .........................            488           10,716
     Trimble Navigation, Ltd.* ..............          1,273           56,827
                                                                 ------------
                                                                      143,627
                                                                 ------------
    HOME ENTERTAINMENT SOFTWARE -- 0.1%
     Napster, Inc.* .........................            981            3,022
     Take-Two Interactive Software,
      Inc.* .................................          1,635           17,429
     THQ, Inc.* .............................          1,569           33,890
                                                                 ------------
                                                                       54,341
                                                                 ------------
    INTERNET SOFTWARE & SERVICES -- 1.0%
     Bankrate, Inc.* ........................            238            8,987
     Cryptologic, Inc. ......................          4,550          110,201
     Digital Insight Corp.* .................            775           26,575
     Digitas, Inc.* .........................         10,310          119,802
     Infospace Inc.* ........................            641           14,531
     j2 Global Communications Inc. ..........          4,190          130,812
     Miva, Inc.* ............................            655            2,653
     United Online, Inc. ....................          1,473           17,676
     Webex Communications, Inc.*  ...........            972           34,545
     Websense, Inc.* ........................          5,900          121,186
                                                                 ------------
                                                                      586,968
                                                                 ------------
    IT CONSULTING & OTHER SERVICES -- 0.2%
     CACI International, Inc. --
      Class A* ..............................            696           40,598
     CIBER, Inc.* ...........................          1,361            8,969
     Keane, Inc.* ...........................          1,100           13,750
     Mantech International Corp. --
      Class A* ..............................            578           17,837
     MAXIMUS, Inc. ..........................            474           10,973
                                                                 ------------
                                                                       92,127
                                                                 ------------
    SEMICONDUCTOR EQUIPMENT -- 1.7%
     Advanced Energy Industries* ............          3,443           45,585
     ATMI, Inc.* ............................            912           22,453
     Axcelis Technologies, Inc.*  ...........          2,179           12,856
     Brooks Automation, Inc.* ...............          1,766           20,839
     Cabot Microelectronics Corp.* ..........          4,300          130,333
     Cohu, Inc. .............................         11,971          210,091
     Cymer, Inc.* ...........................          2,635          122,422
     FEI Co.* ...............................            724           16,420

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    SEMICONDUCTOR EQUIPMENT -- (CONTINUED)
     Kulicke & Soffa Industries, Inc.* ......          1,259     $      9,329
     Photronics, Inc.* ......................          7,086          104,873
     Rudolph Technologies, Inc.*  ...........            573            8,309
     Ultratech, Inc.* .......................          7,919          124,645
     Varian Semiconductor Equipment
      Associates, Inc.* .....................          1,404           45,785
     Veeco Instruments, Inc.* ...............          4,181           99,675
                                                                 ------------
                                                                      973,615
                                                                 ------------
    SEMICONDUCTORS -- 2.1%
     Actel Corp.* ...........................            627            8,998
     Anadigics, Inc.* .......................         17,500          117,600
     Asyst Technologies, Inc.* ..............         14,620          110,089
     Conexant Systems, Inc.* ................         19,820           49,550
     Diodes, Inc.* ..........................            450           18,648
     DSP Group, Inc* ........................          8,212          204,068
     ESS Technology, Inc.* ..................            631            1,363
     Exar Corp.* ............................            911           12,089
     Genesis Microchip, Inc.* ...............          8,500           98,260
     Kopin Corp.* ...........................          1,526            5,509
     Microsemi Corp.* .......................          1,709           41,665
     Omnivision Technologies, Inc.* .........          6,290          132,845
     ON Semiconductor Corp.* ................         18,260          107,369
     Pericom Semiconductor Corp.* ...........            690            5,727
     Power Integrations, Inc.* ..............            674           11,782
     RF Micro Devices, Inc.* ................         11,320           67,580
     Skyworks Solutions, Inc.* ..............          3,767           20,756
     Standard Microsystems Corp.* ...........            464           10,129
     Supertex, Inc.* ........................            295           11,782
     Trident Microsystems, Inc.*  ...........          6,000          113,880
                                                                 ------------
                                                                    1,149,689
                                                                 ------------
    SYSTEMS SOFTWARE -- 1.4%
     Internet Security Systems, Inc.* .......          1,001           18,869
     MICROS Systems, Inc.* ..................          2,730          119,246
     Phoenix Technologies Ltd.* .............            395            1,900
     Progress Software Co.* .................          6,916          161,904
     Quality Systems, Inc. ..................            352           12,961
     Radiant Systems, Inc.* .................            712            7,526
     Secure Computing Corp.* ................         24,214          208,240
     Sybase, Inc.* ..........................         13,500          261,900
                                                                 ------------
                                                                      792,546
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    TECHNOLOGY DISTRIBUTORS -- 0.2%
     Agilysys, Inc. .........................            626     $     11,268
     Anixter International, Inc. ............            815           38,680
     Bell Microproducts, Inc.* ..............            464            2,515
     Brightpoint, Inc.* .....................          1,188           16,073
     Global Imaging Systems, Inc.* ..........            578           23,860
     ScanSource, Inc.* ......................            550           16,126
                                                                 ------------
                                                                      108,522
                                                                 ------------
    TOTAL INFORMATION TECHNOLOGY ...........................        7,914,400
                                                                 ------------
  MATERIALS -- 5.4%
    ALUMINUM -- 0.3%
     Aleris International, Inc.*  ...........          3,196          146,536
     Century Aluminum Co.* ..................            698           24,912
                                                                 ------------
                                                                      171,448
                                                                 ------------
    COMMODITY CHEMICALS -- 0.2%
     Georgia Gulf Corp. .....................          3,778           94,525
     Wellman, Inc. ..........................            695            2,808
                                                                 ------------
                                                                       97,333
                                                                 ------------
    CONSTRUCTION MATERIALS -- 0.8%
     Eagle Materials, Inc. ..................          8,380          398,050
     Headwaters, Inc.* ......................            969           24,768
     Texas Industries, Inc. .................            530           28,143
                                                                 ------------
                                                                      450,961
                                                                 ------------
    DIVERSIFIED CHEMICALS -- 0.0%
     Penford Corp. ..........................            211            3,566
                                                                 ------------
    DIVERSIFIED METALS & MINING -- 0.1%
     Amcol International Corp. ..............            640           16,864
     Brush Engineered Materials, Inc.* ......            467            9,737
     RTI International Metals, Inc.* ........            524           29,260
                                                                 ------------
                                                                       55,861
                                                                 ------------
    FOREST PRODUCTS -- 0.0%
     Deltic Timber Corp. ....................            267           15,051
                                                                 ------------
    METAL & GLASS CONTAINERS -- 0.1%
     AptarGroup, Inc. .......................            828           41,077
     Myers Industries, Inc. .................            750           12,893
                                                                 ------------
                                                                       53,970
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    PAPER PACKAGING -- 0.1%
     Caraustar Industries, Inc.* ............            692     $      6,228
     Chesapeake Corp. .......................            425            6,974
     Rock Tenn Co. -- Class A ...............            778           12,409
                                                                 ------------
                                                                       25,611
                                                                 ------------
    PAPER PRODUCTS -- 0.5%
     Buckeye Technologies, Inc.* ............            813            6,211
     Glatfelter .............................         10,000          158,700
     Neenah Paper, Inc. .....................            330           10,049
     Pope & Talbot, Inc. ....................            407            2,536
     Schweitzer-Mauduit International,
      Inc. ..................................            325            7,036
     Wausau Paper Corp. .....................          9,623          119,806
                                                                 ------------
                                                                      304,338
                                                                 ------------
    SPECIALTY CHEMICALS -- 1.2%
     Albemarle Corp. ........................          4,500          215,460
     Arch Chemicals, Inc. ...................            595           21,450
     Fuller Co. .............................          3,991          173,888
     MacDermid, Inc. ........................          1,260           36,288
     Material Sciences Corp.* ...............            229            2,068
     OM Group, Inc.* ........................            728           22,459
     Omnova Solutions, Inc.* ................          1,067            6,060
     PolyOne Corp.* .........................          2,283           20,045
     Quaker Chemical Corp. ..................            149            2,786
     Schulman , Inc. ........................          6,665          152,562
     Tronox, Inc. -- Class B ................            947           12,472
                                                                 ------------
                                                                      665,538
                                                                 ------------
    STEEL -- 2.1%
     Carpenter Technology Corp. .............          2,824          326,172
     Castle & Co. ...........................            410           13,222
     Chaparral Steel Co.* ...................            542           39,035
     Cleveland-Cliffs, Inc. .................          2,307          182,922
     Quanex Corp. ...........................         10,563          454,948
     Reliance Steel & Aluminum Co. ..........          1,700          141,015
     Ryerson Tull, Inc. .....................            614           16,578
     Steel Technologies, Inc. ...............            283            5,502
                                                                 ------------
                                                                    1,179,394
                                                                 ------------
    TOTAL MATERIALS ........................................        3,023,071
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  TELECOMMUNICATION SERVICES -- 0.5%
    INTEGRATED TELECOMMUNICATION SERVICES -- 0.1%
     Commonwealth Telephone
      Enterprises, Inc. .....................            545     $     18,072
     General Communication, Inc. --
      Class A* ..............................          1,266           15,597
     Neoware, Inc.* .........................            461            5,666
     PARAXEL International Corp.* ...........            662           19,099
     Vignette Corp.* ........................            800           11,664
                                                                 ------------
                                                                       70,098
                                                                 ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
     Dobson Communications
      Corp.* ................................         10,320           79,774
     SBA Communications Corp. --
      Class A* ..............................          4,760          124,426
                                                                 ------------
                                                                      204,200
                                                                 ------------
    TOTAL TELECOMMUNICATION SERVICES .......................          274,298
                                                                 ------------

  UTILITIES -- 2.3%
    ELECTRIC UTILITIES -- 1.3%
     ALLETE, Inc. ...........................            712           33,713
     Central Vermont Public
      Service Corp. .........................            314            5,803
     Cleco Corp. ............................          1,207           28,063
     El Paso Electric Co.* ..................          1,188           23,950
     Green Mountain Power Corp. .............            144            4,894
     Hawaiian Electric Industries, Inc. .....          6,500          181,415
     MGE Energy, Inc. .......................         12,500          389,375
     UIL Holdings Corp. .....................            318           17,900
     Unisource Energy Corp. .................            845           26,322
                                                                 ------------
                                                                      711,435
                                                                 ------------
    GAS UTILITIES -- 0.8%
     Atmos Energy Corp. .....................          1,975           55,122
     Cascade Natural Gas Corp. ..............            311            6,559
     Energen Corp. ..........................          1,744           66,987
     New Jersey Resources Corp. .............            669           31,296
     Northwest Natural Gas Co. ..............            681           25,217
     Piedmont Natural Gas Co. ...............          1,773           43,084
     South Jersey Industries, Inc. ..........            722           19,776
     Southern Union Co. .....................          2,309           62,480
     Southwest Gas Corp. ....................            902           28,269

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER SMALL-CAP FUND
----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
    GAS UTILITIES -- (CONTINUED)
     The Laclede Group, Inc. ................            457     $     15,702
     UGI Corp. ..............................          2,563           63,101
                                                                 ------------
                                                                      417,593
                                                                 ------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
     Black Hills Corp. ......................          2,300           78,959
                                                                 ------------
    MULTI-UTILITIES -- 0.1%
     Avista Corp. ...........................          1,197           27,328
     CH Energy Group, Inc. ..................            346           16,608
                                                                 ------------
                                                                       43,936
                                                                 ------------
    WATER UTILITIES -- 0.0%
     American States Water Co. ..............            394           14,046
                                                                 ------------
    TOTAL UTILITIES ........................................        1,265,969
                                                                 ------------
    TOTAL COMMON STOCK
      (COST $39,760,225) ...................................       49,206,307
                                                                 ------------

EXCHANGE TRADED FUNDS -- 10.0%
     iShares S&P SmallCap 600 Value
      Index Fund* (COST $5,426,067) .........         79,941        5,551,902
                                                                 ------------

SHORT-TERM INVESTMENTS -- 1.8%
     BlackRock Liquidity Funds
      TempCash Portfolio --
      Institutional Series ..................        498,492          498,492
     BlackRock Liquidity Funds
      TempFund Portfolio --
      Institutional Series ..................        498,490          498,490
                                                                 ------------
    TOTAL SHORT-TERM INVESTMENTS
      (COST $996,982) ......................................          996,982
                                                                 ------------
   TOTAL INVESTMENTS -- 100.0%
      (COST $46,183,274)(1) ................................     $ 55,755,191
                                                                 ============

_______________
*     Non-income producing security.

(1) The cost for Federal income tax purposes is $46,401,130. At June 30, 2006, net unrealized appreciation was $9,354,061. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $11,202,579, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,848,518.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER INTERNATIONAL FUND
--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
COMMON STOCK -- 91.6%
  AUSTRALIA -- 4.3%
     Aristocrat Leisure, Ltd. ...............         16,919     $    161,934
     Australia & New Zealand Banking
      Group, Ltd. ...........................          9,447          186,664
     Australian Stock Exchange, Ltd. ........         38,826          939,988
     BHP Billiton, Ltd. .....................        129,498        2,790,677
     Brambles Industries, Ltd. ..............         23,427          191,495
     Cochlear, Ltd. .........................          7,600          308,527
     Coles Myer Ltd. ........................         74,171          626,125
     Commonwealth Bank of Australia .........         86,370        2,850,311
     CSL, Ltd. ..............................         62,383        2,491,686
     CSR Ltd.* ..............................         73,611          183,247
     Downer Group of Australia ..............         48,000          265,377
     General Property Trust .................         86,829          280,029
     ING Industrial Fund ....................        179,057          296,719
     Investa Property Group .................        243,498          396,267
     James Hardie Industries NV .............         31,453          179,970
     Leighton Holdings, Ltd. ................         85,312        1,099,912
     Macquarie Airports .....................        529,548        1,208,070
     Mirvac Group ...........................        156,127          504,680
     Newcrest Mining, Ltd. ..................        123,628        1,936,582
     News Corp. -- Class B ..................         61,630        1,243,693
     Oil Search, Ltd. .......................         76,300          232,465
     Oxiana Resources Nl ....................        531,934        1,249,089
     Pacific Brands, Ltd. ...................        120,400          192,359
     Qantas Airways, Ltd. ...................        192,953          424,416
     QBE Insurance Group, Ltd. ..............         90,726        1,382,083
     Ramsay Health Care Ltd. ................         30,600          218,521
     Record Investments .....................         62,800          576,335
     Rio Tinto, Ltd. ........................        124,164        7,178,337
     Santos, Ltd. ...........................        314,369        2,826,660
     Stockland Trust Group ..................         33,345          173,947
     Symbion Health Ltd. ....................        200,230          455,302
     Telstra Corp., Ltd. ....................        236,460          646,627
     Westpac Banking Corp., Ltd. ............         60,191        1,041,269
     Woodside Petroleum, Ltd. ...............          1,892           61,862
                                                                 ------------
    TOTAL AUSTRALIA ........................................       34,801,225
                                                                 ------------
  AUSTRIA -- 1.3%
     Boehler-Uddeholm AG ....................         10,400          568,666
     Erste Bank der oesterreichischen
      Sparkassen AG .........................         22,839        1,285,338

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  AUSTRIA -- (CONTINUED)
     Flughafen Wien AG ......................          3,433     $    262,229
     Immofinanz Immobilien
      Anlagen AG* ...........................        161,122        1,788,802
     Oesterreichische
      Elektrizitaetswirtschafts AG --
      Class A ...............................         10,410          500,641
     OMV AG .................................         19,609        1,167,516
     Raiffeisen International
      Bank-Holding AG .......................         12,666        1,100,011
     Telekom Austria AG .....................         35,255          785,068
     Voestalpine AG .........................          9,904        1,504,925
     Wiener Staedtische Allgemeine
      Verischerung AG .......................          8,483          499,108
     Wienerberger AG ........................         12,590          598,235
                                                                 ------------
    TOTAL AUSTRIA ..........................................       10,060,539
                                                                 ------------
  BELGIUM -- 1.7%
     Almancora Comm. VA .....................          4,366          569,602
     Cofinimmo ..............................            241           41,676
     Delhaize Group .........................          5,500          381,285
     Dexia ..................................         94,846        2,280,681
     Fortis .................................         86,416        2,942,320
     InBev NV ...............................          3,021          148,185
     KBC Bancassurance Holding NV ...........         45,232        4,853,951
     Mobistar SA ............................          3,000          238,095
     OPTION NV* .............................         10,000          239,822
     UCB SA .................................         20,574        1,113,132
     Umicore ................................          3,300          440,658
                                                                 ------------
    TOTAL BELGIUM ..........................................       13,249,407
                                                                 ------------
  CANADA -- 1.2%
     Aspreva Pharmaceuticals Corp.* .........          3,300           89,562
     Astral Media, Inc. .....................         11,200          349,956
     Bank of Nova Scotia ....................         10,600          419,898
     Barrick Gold Corp. .....................          8,940          264,044
     Bema Gold Corp.* .......................         59,989          299,327
     Canaccord Capital, Inc. ................         13,900          220,647
     Centerra Gold, Inc.* ...................          2,955           30,442
     Eldorado Gold Corp.* ...................         44,150          214,363
     EnCana Corp. ...........................         36,400        1,916,682
     Ensign Energy Services, Inc. ...........         25,000          513,751
     Gildan Activewear, Inc.* ...............          9,300          439,798
     Goldcorp, Inc. .........................         33,400        1,006,817
     Inmet Mining Corp. .....................         25,100          937,624

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS / MULTI-MANAGER INTERNATIONAL FUND
--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  CANADA -- (CONTINUED)
     Ipsco, Inc. ............................          7,900     $    756,314
     Ivanhoe Mines, Ltd.* ...................          4,496           30,449
     Kingsway Financial Services, Inc. ......         13,500          243,926
     Methanex Corp. .........................          1,900           40,049
     Northbridge Financial Corp. ............          8,000          236,137
     Teck Cominco Ltd. ......................          8,400          504,015
     Trican Well Service,Ltd. ...............         36,800          735,143
                                                                 ------------
    TOTAL CANADA ...........................................        9,248,944
                                                                 ------------
  CZECH REPUBLIC -- 0.4%
     Komercni Banka AS ......................         23,418        3,427,683
                                                                 ------------
    TOTAL CZECH REPUBLIC ...................................        3,427,683
                                                                 ------------
  DENMARK -- 0.4%
     Alk-Abello* ............................          1,499          205,115
     Danske Bank A/S ........................         29,400        1,119,165
     H. Lundbeck A/S ........................         45,400        1,035,383
     Jyske Bank A/S* ........................          6,000          347,746
     Novo Nordisk A/S -- Class B ............          1,771          112,816
     Royal Unibrew A/S ......................          1,671          185,671
     Vestas Wind Systems A/S* ...............         12,600          344,608
                                                                 ------------
    TOTAL DENMARK ..........................................        3,350,504
                                                                 ------------
  EGYPT -- 0.0%
     Orascom Telecom Holding
      SAE, GDR ..............................          3,305          134,844
                                                                 ------------
    TOTAL EGYPT ............................................          134,844
                                                                 ------------
  FINLAND -- 1.3%
     Fortum Oyj .............................         63,061        1,613,164
     Nokia Oyj ..............................        327,467        6,684,795
     Rautaruukki Oyj ........................         18,200          549,843
     Sampo Oyj ..............................         19,320          368,692
     Sanomawsoy Oyj .........................         13,705          329,903
     Stockmann Oyj Abp ......................          4,424          179,602
     Wartsila Oyj -- Class B ................          2,824          119,197
     YI Oyj .................................         32,357          793,374
                                                                 ------------
    TOTAL FINLAND ..........................................       10,638,570
                                                                 ------------
  FRANCE -- 9.4%
     Accor SA ...............................          1,816          110,540
     Air France .............................        125,869        2,959,048
     Alstom* ................................          8,174          747,007
     Alten Co.* .............................         11,000          400,982

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  FRANCE -- (CONTINUED)
     April Group ............................          4,800     $    257,672
     Atos Origin SA* ........................          3,835          250,899
     Bacou Dalloz ...........................          2,200          261,975
     Biomerieux .............................          4,700          277,733
     BNP Paribas SA .........................         93,602        8,961,168
     Bouygues SA ............................         63,190        3,249,093
     Cap Gemini SA ..........................         50,999        2,911,228
     Carrefour SA ...........................          8,240          483,125
     Casino Guichard-Perrachon SA ...........         12,962          985,625
     Ciments Francais .......................          2,100          348,912
     CNP Assurances .........................          5,064          481,573
     Compagnie de Saint-Gobain ..............          7,792          557,120
     Compagnie Generale de
      Geophysique SA (CGG)* .................          1,700          293,325
     Credit Agricole SA .....................         35,842        1,363,851
     Eiffage ................................          4,700          397,964
     Electricite de France ..................         23,268        1,226,151
     Euler SA ...............................          5,000          551,910
     Eurazeo ................................          2,135          211,498
     European Aeronautic Defence and
      Space Co. .............................         60,538        1,739,104
     France Telecom SA ......................         11,288          242,701
     Gaz de France (GDF) ....................         22,326          749,597
     Generale de Sante ......................          4,660          163,970
     Groupe Danone ..........................          7,338          932,467
     Haulotte Group .........................          9,600          275,661
     Hermes International ...................          1,509          133,466
     Iliad SA* ..............................          6,500          543,724
     Imerys SA ..............................          3,200          255,810
     JC Decaux SA ...........................          8,244          217,849
     L' Air Liquide SA ......................          9,157        1,783,778
     Lafarge SA .............................         24,177        3,035,152
     Lagardere SCA ..........................          7,012          517,494
     LVMH Moet Hennessy Louis Vuitton SA ....         23,681        2,350,441
     Natexis Banques Populaires .............          2,300          529,233
     Nexans SA ..............................          4,700          335,143
     Pernod-Ricard SA .......................          7,275        1,442,289
     Pierre & Vacances ......................          2,200          241,152
     Pinault-Printemps-Redoute SA ...........         16,621        2,119,532
     Publicis Groupe SA .....................        131,266        5,070,454
     Renault SA .............................          3,353          360,247
     Safran SA ..............................          3,407           74,168
     Sanofi-Synthelabo SA ...................         41,835        4,082,742

    The accompanying notes are an integral part of the financial statements.


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                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  FRANCE -- (CONTINUED)
     Schneider Electric SA ..................         23,120     $  2,410,089
     Societe BIC SA .........................         10,262          664,156
     Societe Generale .......................         27,010        3,972,923
     Societe Television Francaise 1 .........         22,917          747,456
     Sodexho Alliance SA ....................         83,825        4,028,120
     SOITEC* ................................         10,000          295,844
     SR Teleperformance .....................          9,000          360,078
     Suez SA ................................          8,754          363,896
     Total SA* ..............................         49,875        3,282,131
     Union du Credit-Bail Immobilier ........            308           53,695
     Vallourec SA ...........................          1,254        1,507,694
     Vinci SA ...............................          6,651          685,236
     Vivendi Universal SA ...................         70,930        2,485,812
                                                                 ------------
    TOTAL FRANCE ...........................................       75,341,703
                                                                 ------------
  GERMANY -- 7.2%
     Adidas-Salomon AG ......................          5,058          241,828
     Allianz AG .............................          6,960        1,099,599
     Altana AG ..............................          8,058          448,955
     BASF AG ................................        130,964       10,516,250
     Bayerische Motoren Werke
      (BMW) AG* .............................         16,751          836,875
     Commerzbank AG .........................         99,039        3,602,662
     Continental AG .........................          7,027          718,312
     DaimlerChrysler AG .....................         13,783          681,014
     Deutsche Bank AG .......................         72,763        8,189,944
     Deutsche Boerse AG .....................         12,296        1,674,947
     Deutsche Lufthansa AG ..................        107,174        1,973,966
     Deutsche Post AG .......................         40,358        1,081,954
     Deutsche Post AG (London Exchange) .....          3,239           86,190
     Deutsche Postbank AG ...................         10,565          760,251
     Deutz AG* ..............................          6,370           50,107
     E.On AG ................................         41,420        4,769,104
     Fraport AG .............................         49,788        3,550,236
     Fresenius AG ...........................          7,323        1,211,087
     Fresenius Medical Care AG ..............         10,961        1,260,088
     Henkel KGaA ............................          5,397          561,217
     Henkel KGaA-Vorzug .....................          4,597          525,419
     Hochtief AG ............................            542           30,149
     Hugo Boss AG ...........................          6,800          286,845
     Hypo Real Estate Holding AG ............         20,908        1,269,996
     IVG Immobilien AG ......................         44,343        1,339,654
     KarstadtQuelle AG* .....................         18,015          478,123

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  GERMANY -- (CONTINUED)
     Lanxess* ...............................          7,100     $    280,248
     Leoni AG ...............................          7,600          285,888
     MAN AG .................................         59,903        4,338,165
     Merck KGaA .............................         11,900        1,082,192
     Puma AG ................................            198           76,971
     RWE AG .................................          2,494          207,506
     Salzgitter AG* .........................          6,914          586,933
     SAP AG .................................          2,685          566,651
     Siemens AG .............................         19,243        1,674,407
     Software AG ............................          5,300          275,768
     Solarworld AG ..........................          2,869          180,067
     Stada Arzneimittel AG ..................          6,700          267,201
     Vivacon AG* ............................         13,200          296,474
     Wincor Nixdorf AG ......................          1,900          242,898
                                                                 ------------
    TOTAL GERMANY ..........................................       57,606,141
                                                                 ------------
  GREECE -- 0.5%
     Alpha Bank AE ..........................         13,382          333,425
     Bank of Cyprus, Ltd. ...................        136,853        1,330,318
     Hellenic Telecommunications
      Organization SA* ......................         97,171        2,140,216
     Intracom SA* ...........................         40,350          268,370
                                                                 ------------
    TOTAL GREECE ...........................................        4,072,329
                                                                 ------------
  HONG KONG -- 2.4%
     Aluminum Corp. of China ................        330,000          244,325
     Bank of East Asia, Ltd. ................         35,400          145,633
     Beijing Capital International
      Airport Co., Ltd. .....................        180,000          114,726
     BOC Hong Kong , Ltd. ...................         62,500          122,323
     Cathay Pacific Airways, Ltd. ...........        226,000          395,761
     Cheung Kong, Ltd. ......................         35,000          379,235
     China Cosco Holdings Co. Ltd. ..........        352,000          181,296
     China Life Insurance Co. Ltd. ..........        159,225          251,150
     China Merchants Holdings
      International Co., Ltd. ...............        413,217        1,258,332
     China Mobile Ltd. ......................        380,500        2,175,322
     China Netcom Group Corp. ...............
      Hong Kong,  Ltd. ......................        285,000          499,079
     China Overseas Land &
      Investment Ltd. .......................        792,000          481,851
     China Petroleum And
      Chemical Corp. ........................      1,740,000          997,000
     Clear Media, Ltd.* .....................        153,000          177,305

    The accompanying notes are an integral part of the financial statements.


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--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  HONG KONG -- (CONTINUED)
     CLP, Ltd. ..............................         92,500     $    541,329
     CNPC Hong Kong, Ltd. ...................        200,000          112,666
     Galaxy Entertainment Group Ltd.* .......        632,034          614,431
     Hang Lung Properties, Ltd. .............          6,000           10,739
     Henderson Land Development Co., Ltd.* ..        137,000          711,787
     Henderson Land Rts .....................         10,538               --
     Hengan International Group Co., Ltd. ...        348,000          566,834
     Hong Kong Exchanges & Clearing Ltd. ....        150,000          964,745
     Hongkong Electric , Ltd. ...............         84,500          382,444
     Hutchinson Whampoa, Ltd. ...............         63,000          575,139
     Hutchison Telecommunications
      International, Ltd.* ..................        335,872          540,592
     Jiangxi Copper Co., Ltd. ...............        265,000          245,677
     Kerry Properties, Ltd. .................         19,000           64,709
     Melco International Development, Ltd. ..        607,937        1,526,437
     New World Development Co., Ltd. ........         80,000          131,852
     PetroChina Co. Ltd. -- Class H .........        540,000          577,109
     Shun Tak Holdings, Ltd. ................      1,221,250        1,596,087
     Solomon Systech International, Ltd. ....        884,000          223,097
     Sun Hung Kai Properties, Ltd. ..........         20,000          203,958
     Television Broadcasts, Ltd. ............         76,000          469,722
     Texwinca Holdings, Ltd. ................        137,633           92,153
     The Link REIT* .........................         58,500          117,131
     The Wharf, Ltd. ........................        146,000          518,857
     Tianjin Development Holding, Ltd. ......         34,000           20,904
     Weiqiao Textile Co., Ltd. ..............        162,215          207,826
     Wing Hang Bank, Ltd. ...................         65,000          569,126
     Wumart Stores, Inc. ....................         72,389          249,334
     Yue Yuen Industrial, Ltd. ..............         23,000           63,228
                                                                 ------------
    TOTAL HONG KONG ........................................       19,321,251
                                                                 ------------
  HUNGARY -- 0.6%
     EGIS Rt. ...............................          1,581          194,687
     Gedeon Richter Rt. .....................          2,801          515,103
     Magyar Tavkozlesi Rt. ..................        226,813          863,018
     OTP Bank Rt. ...........................        115,275        3,266,197
                                                                 ------------
    TOTAL HUNGARY ..........................................        4,839,005
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  INDIA -- 0.2%
     State Bank of India, GDR ...............         43,322     $  1,732,880
                                                                 ------------
    TOTAL INDIA ............................................        1,732,880
                                                                 ------------
  INDONESIA -- 0.1%
     PT Indofood Sukses Makmur Tbk ..........        523,500           49,733
     PT Semen Gresik (Persero) Tbk ..........         73,443          188,702
     PT Telekomunikasi Indonesia ............        157,326          124,835
                                                                 ------------
    TOTAL INDONESIA ........................................          363,270
                                                                 ------------
  IRELAND -- 0.5%
     Allied Irish Banks PLC .................         35,369          852,750
     Bank of Ireland (London) ...............          7,660          136,676
     C&C Group PLC ..........................         59,400          515,874
     CRH PLC ................................          5,183          168,517
     Dragon Oil PLC* ........................        163,878          486,388
     Elan Corp. PLC, ADR* ...................          1,877           31,346
     Fyffes PLC .............................        218,519          385,706
     Grafton Group PLC* .....................         20,500          258,272
     Greencore Group PLC ....................          6,444           30,331
     Iaws Group PLC .........................         18,800          331,837
     Independent News & Media PLC ...........         60,473          176,740
     Independent Newspapers PLC .............          9,122           26,719
     Kerry Group PLC ........................         18,113          389,213
                                                                 ------------
    TOTAL IRELAND ..........................................        3,790,369
                                                                 ------------
  ITALY -- 4.0%
     Amplifon SPA ...........................         31,000          263,875
     Assicurazioni Generali SPA .............         20,316          740,058
     Azimut Holding SPA .....................         19,300          201,188
     Banca Intesa SPA .......................        276,009        1,498,610
     Banca Italese SPA ......................          9,490          475,696
     Banca Monte dei Paschi
      di Siena SPA ..........................        296,256        1,780,954
     Banca Popolare dell'Emilia
      Romagna Scrl ..........................          7,833          167,314
     Banca Popolare di Milano Scrl ..........        113,689        1,449,050
     Banca Popolare di Sondrio Scrl .........          7,885          128,084
     Banca Popolare Italiana* ...............         50,244          477,807
     Banche Popolari Unite Scrl .............         30,547          790,410
     Banco Popolare di Verona e
      Novara Scrl ...........................         50,432        1,351,381
     Benetton Group SPA .....................         58,008          866,600
     Beni Stabili SPA .......................         73,732           75,021
     Bulgari SPA ............................          9,436          107,053
     Buzzi Unicem SPA .......................         34,991          802,909

    The accompanying notes are an integral part of the financial statements.


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                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  ITALY -- (CONTINUED)
     Capitalia SPA ..........................        192,294     $  1,577,793
     Cassa di Risparmio di Firenze SPA ......        253,419          717,150
     Credito Emiliano SPA ...................         83,159        1,026,950
     David Campari-Milano SPA ...............         36,800          381,495
     Enel SPA ...............................         16,212          139,760
     Eni SPA ................................         54,028        1,591,478
     Fiat SPA* ..............................         67,305          896,160
     Finmeccanica SPA .......................        279,254        6,200,644
     Fondiaria Sai SPA ......................          9,100          371,994
     Geox SPA ...............................         19,413          231,169
     Ifil SPA ...............................        121,169          688,117
     IntesaBci SPA ..........................         76,737          449,529
     Italcementi SPA ........................          2,697           68,233
     Luxottica Group SPA ....................          5,653          153,575
     Milano Assicurazioni ...................         52,900          386,010
     Parmalat SPA* ..........................         48,832          152,555
     Pirelli & Co. SPA ......................        161,367          140,453
     Recordati Spa ..........................         45,100          329,382
     Sanpaolo IMI SPA .......................         83,907        1,484,253
     Terna SPA ..............................        393,057        1,048,212
     UniCredito Italiano SPA ................        228,936        1,792,063
     UniCredito Italiano SPA ................        116,620          909,894
                                                                 ------------
    TOTAL ITALY ............................................       31,912,879
                                                                 ------------
  JAPAN -- 17.7%
     Aeon Credit Service Co., Ltd. ..........          3,853           93,598
     Aisin Seiki Co., Ltd. ..................         18,101          537,779
     Alps Electric Co., Ltd. ................        290,600        3,631,230
     Amada Co. ..............................        200,000        2,097,169
     Aoyama Trading Co., Ltd. ...............            700           21,898
     Asahi Pretec Corp. .....................         10,300          328,513
     Autobacs Seven Co., Ltd. ...............          8,400          365,537
     Canon Sales Co., Inc. ..................          7,000          144,355
     Canon, Inc. ............................        144,122        7,065,026
     Central Japan Railway Co. ..............             68          677,386
     Chiyoda Integre Co., Ltd. ..............          7,700          202,525
     Chubu Electric Power Co., Inc. .........          4,000          108,004
     CKD Corp. ..............................         17,000          263,824
     Comsys Holdings Corp. ..................         19,000          234,429
     Credit Saison Co., Ltd. ................          7,062          334,464
     Creed Corp. ............................             50          197,483
     Dai Nippon Printing Co., Ltd. ..........        127,320        1,969,210
     Daikin Industries, Ltd. ................          8,600          298,340
     Dainippon Screen Manufacturing, Ltd. ...         34,000          311,360

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  JAPAN -- (CONTINUED)
     Dainippon Sumito Pharma Co. ............         20,000     $    224,572
     Daiwa Securities Group, Inc. ...........        406,904        4,849,852
     Denso Corp. ............................          7,349          240,172
     Dentsu, Inc. ...........................             67          185,005
     Diamond Lease Co. ......................          1,000           49,720
     Don Quijote Co., Ltd. ..................          9,900          224,056
     East Japan Railway Co., Ltd. ...........             51          378,801
     Eisai Co., Ltd. ........................          4,000          180,007
     Exedy Corp. ............................         18,700          588,256
     Fanuc, Ltd. ............................          2,300          206,606
     Fuji Television Network, Inc. ..........            103          228,609
     Fujitsu, Ltd. ..........................         20,000          155,016
     Gunze, Ltd. ............................        377,000        2,246,714
     Hankyu Department Stores, Inc. .........         83,000          644,041
     Hitachi Construction Machinery
      Co., Ltd. .............................         35,300          849,803
     Hitachi High-Technologies Corp. ........         13,200          401,398
     Hitachi, Ltd. ..........................        115,500          763,002
     Hokkaido Electric Power Co. ............          5,100          120,994
     Honda Motor Co., Ltd. ..................        206,370        6,545,990
     Hoya Corp. .............................          9,500          337,863
     Ibiden Co., Ltd. .......................          2,900          139,374
     ITOCHU Corp. ...........................         15,000          131,728
     Izumi Co., Ltd. ........................         10,400          378,958
     JAFCO Co., Ltd. ........................          1,300           77,927
     Japan Aviation Electronics
      Industry, Ltd. ........................         19,000          266,306
     Japan Real Estate Investment
      Corp. .................................             12          106,956
     Japan Retail Fund Investment
      Corp. .................................              9           70,779
     Japan Tobacco, Inc. ....................            189          688,684
     Joint Corp. ............................         14,200          462,828
     JSR Corp. ..............................          3,831           96,746
     Katokichi Co., Ltd. ....................         32,000          321,566
     KDDI Corp. .............................            261        1,603,312
     Keihin Corp. ...........................          9,500          203,797
     Kenedix, Inc. ..........................            105          456,003
     Keyence Corp. ..........................            640          163,411
     Kirin Brewery Co., Ltd. ................         63,000          990,362
     Koito Manufacturing Co., Ltd. ..........         13,489          200,614
     Kokusai Securities Ltd. ................         11,000          141,873
     Komatsu Ltd. ...........................        128,000        2,544,565
     Kubota Corp. ...........................         11,286          107,002
     Kyocera Corp. ..........................          2,400          185,809

    The accompanying notes are an integral part of the financial statements.


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                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  JAPAN -- (CONTINUED)
     Kyowa Exeo Corp. .......................         33,000     $    426,197
     Kyushu Electric Power Co., Inc. ........         11,600          269,626
     Leopalace21 Corp. ......................         45,900        1,584,280
     Makita Corp. ...........................         12,836          406,032
     Matsushita Electric Industrial Co.,
      Ltd. ..................................        233,069        4,918,399
     Matsushita Electric Works, Ltd. ........         47,000          521,994
     Mazda Motor Corp. ......................        379,000        2,374,546
     Mistui Mining & Smelting Co.,
      Ltd. ..................................         17,793          104,948
     Mitsubishi Chemical Holdings
      Corp. .................................        231,000        1,443,245
     Mitsubishi Electric Corp. ..............         14,000          112,181
     Mitsubishi Gas Chemical Co.,
      Ltd. ..................................         78,000          894,233
     Mitsubishi Heavy Industries,
      Ltd. ..................................        760,000        3,280,671
     Mitsubishi Rayon Co., Ltd. .............         36,000          293,184
     Mitsubishi Tokyo Financial
      Group, Inc. ...........................            177        2,467,948
     Mitsui Chemicals, Inc. .................        113,000          737,601
     Mitsui Fudosan Co., Ltd. ...............         17,923          389,188
     Mitsui Trust Holdings, Inc. ............        240,000        2,883,607
     Mizuho Financial Group, Inc. ...........            615        5,207,401
     Mori Seiki .............................         14,900          322,243
     Nachi-Fujikoshi Corp. ..................         55,000          309,988
     Ngk Spark Plug Co., Ltd. ...............         13,000          261,272
     Nhk Spring Co., Ltd. ...................          8,921          102,665
     Nintendo Co., Ltd. .....................         15,900        2,667,599
     Nippon Building Fund, Inc. .............              7           67,896
     Nippon Electric Glass Co., Ltd. ........          8,000          160,433
     Nippon Express Co., Ltd. ...............        304,000        1,641,664
     Nippon Mining Holdings, Inc. ...........         60,000          504,893
     Nippon Oil Corp. .......................        390,000        2,849,004
     Nippon Shokubai Co., Ltd. ..............         34,000          415,641
     Nippon Steel Corp. .....................      1,539,000        5,823,025
     Nippon System Development Co.,
      Ltd. ..................................         12,900          447,510
     Nippon Telegraph & Telephone Corp. .....            911        4,465,842
     Nippon Yusen Kabushiki Kaisha ..........        204,000        1,326,250
     Nippon Zeon Co. ........................         24,000          285,634
     Nissan Chemical Industries, Ltd. .......          7,000           87,225
     Nissan Diesel Motor Co., Ltd. ..........         21,000          106,798

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  JAPAN -- (CONTINUED)
     Nissan Motor Co., Ltd. .................         23,074     $    252,032
     Nisshin Seifun Group, Inc. .............        124,000        1,381,510
     Nissin Kogyo Co., Ltd. .................          9,700          178,845
     Nitto Denko Corp. ......................          5,101          363,275
     Nok Corp. ..............................          6,900          200,175
     Nomura Holdings, Inc. ..................         46,570          872,882
     Nomura Real Estate Office Fund, Inc. ...              5           39,584
     Nomura Research Institute, Ltd. ........          5,100          631,038
     NSK Ltd. ...............................         14,000          116,096
     NTN Corp. ..............................         31,000          245,150
     NTT DoCoMo, Inc. .......................            231          339,112
     Ohbayashi Corp. ........................         63,000          433,249
     ORIX Corp. .............................          2,110          515,331
     Osg Corp. ..............................         14,100          237,423
     Rengo Co., Ltd. ........................         43,000          325,018
     Resona Holdings, Inc. ..................             31           97,789
     Ricoh Co., Ltd. ........................         80,000        1,569,381
     Ricoh Leasing Co., Ltd. ................          7,300          211,141
     Ryohin Keikaku Co., Ltd. ...............          5,200          426,215
     Sapporo Hokuyo Holdings, Inc. ..........              8           83,887
     Sega Sammy Holdings, Inc. ..............          7,200          266,760
     Seven And I Holdings Co., Ltd. .........          5,032          165,769
     Sharp Corp. ............................         15,000          236,980
     Shimachu Co., Ltd. .....................         23,100          603,539
     Shinsei Bank, Ltd. .....................         15,000           95,028
     Sompo Japan Insurance, Inc. ............        317,000        4,432,017
     Sony Corp. .............................         77,090        3,401,822
     Stanley Electric Co., Ltd. .............         10,499          216,512
     Sumisho Lease Co. Ltd. .................          9,800          543,778
     Sumitomo Chemical Co., Ltd. ............         27,000          225,079
     Sumitomo Corp. .........................          9,773          128,866
     Sumitomo Electric Industries,
      Ltd. ..................................        124,900        1,829,189
     Sumitomo Metal Industries, Ltd. ........         17,962           74,083
     Sumitomo Metal Mining Co., Ltd. ........          2,000           26,075
     Sumitomo Mitsui Financial
      Group, Inc. ...........................            551        5,825,848
     Suzuken Co., Ltd. ......................          4,300          170,587
     Suzuki Motor Corp. .....................         17,900          387,124
     Taisho Pharmaceutical Co., Ltd. ........         12,000          235,407
     Takeda Chemical Industries, Ltd. .......         41,000        2,550,856
     Tamron Co., Ltd. .......................         17,200          287,669

    The accompanying notes are an integral part of the financial statements.


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--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  JAPAN -- (CONTINUED)
     Tanabe Seiyaku Co., Ltd. ...............          8,000     $     98,427
     Teijin, Ltd. ...........................         16,000          101,503
     The Bank of Fukuoka, Ltd. ..............        184,000        1,398,812
     The Bank of Kyoto, Ltd. ................          4,014           43,318
     The Bank of Yokohama, Ltd. .............         77,996          603,167
     The Chiba Bank, Ltd. ...................         58,000          542,293
     The Gunma Bank, Ltd. ...................         16,000          118,840
     The Nishi-Nippon City Bank, Ltd. .......        169,000          809,263
     The Shizuoka Bank, Ltd. ................          3,106           33,546
     The Sumitomo Trust and
      Banking Co., Ltd. .....................         62,756          685,468
     The Suruga Bank, Ltd. ..................         18,000          242,538
     Toho Pharmaceutical Co., Ltd. ..........         12,100          214,108
     Tohoku Electric Power Co., Inc. ........          1,000           21,933
     Tokyo Electric Power Co., Inc. .........         13,400          370,011
     Tokyo Electron, Ltd. ...................         36,000        2,516,603
     Tokyo Steel Manufacturing Co.,
      Ltd. ..................................         13,300          291,126
     Tokyu Land Corp. .......................         30,000          233,572
     Toppan Printing Co., Ltd. ..............         21,000          237,452
     Toray Industries, Inc. .................         14,000          121,479
     Toshiba Machine Co., Ltd. ..............         40,000          452,289
     Tostem Inax Holding Corp. ..............          4,685           98,457
     Towa Real Estate* ......................          6,000           34,236
     Toyota Motor Corp. .....................         25,112        1,314,408
     Tsumura & Co. ..........................         13,000          370,325
     Ulvac, Inc. ............................          8,000          273,331
     Uni-Charm Corp. ........................          5,000          276,127
     Urban Corp. ............................         19,100          230,655
     USS Co., Ltd. ..........................          9,050          597,850
     Xebio Co., Ltd. ........................          9,500          324,581
     Yamada Denki Co., Ltd. .................          2,700          275,332
     Yamaha Motor Co., Ltd. .................          9,401          245,622
     Yamato Kogyo Co., Ltd. .................          3,100           69,346
     Yamato Transport Co., Ltd. .............         11,560          205,058
     Yaskawa Electric Corp. .................         19,000          220,814
     Yokogawa Electric ......................          4,801           68,424
                                                                 ------------
    TOTAL JAPAN ............................................      141,764,505
                                                                 ------------
  LEBANON -- 0.0%
     Investcom LLC, GDR* ....................         11,852          227,321
                                                                 ------------
    TOTAL LEBANON ..........................................          227,321
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  LUXEMBOURG -- 0.1%
     Millicom International
      Cellular SA* ..........................         17,621     $    800,522
                                                                 ------------
    TOTAL LUXEMBOURG .......................................          800,522
                                                                 ------------
  MALAYSIA -- 0.0%
     British American Tobacco BHD ...........          2,200           23,649
     Digi.com Berhad* .......................         16,100           47,759
                                                                 ------------
    TOTAL MALAYSIA .........................................           71,408
                                                                 ------------
  MEXICO -- 0.2%
     Consorcio ARA SA de CV .................         13,107           53,971
     Fomento Economico Mexicano
      SA de CV, ADR .........................          7,639          639,537
     Grupo Financiero Banorte
      SA de CV ..............................        201,084          466,307
     Grupo Televisa SA, ADR .................         18,490          357,042
     Telefonos de Mexico
      SA de CV ..............................        134,400          140,784
     Urbi, Desarrollos Urbanos
      SA de CV* .............................         49,998          115,944
                                                                 ------------
    TOTAL MEXICO ...........................................        1,773,585
                                                                 ------------
  NETHERLANDS -- 5.2%
     Aalberts Industries NV .................          6,100          448,237
     Aegon NV ...............................         80,762        1,381,103
     ASML Holding NV* .......................          4,593           93,055
     Buhrmann NV ............................         19,600          284,287
     Corio NV ...............................            680           42,296
     Euronext NV ............................         10,857        1,017,891
     Fortis Group ...........................         17,979          613,305
     Fugro NV ...............................         11,900          513,242
     Heineken NV ............................         42,160        1,787,606
     ING Groep NV ...........................        167,916        6,599,975
     Koninklijke  KPN NV ....................        415,790        4,674,666
     Koninklijke  Philips Electronics
      NV ....................................         35,624        1,113,150
     Koninklijke BAM Groep NV ...............         27,500          546,602
     Koninklijke DSM NV .....................          8,600          358,155
     Rodamco Europe NV ......................          3,400          333,333
     Royal Dutch Shell PLC ..................        375,220       12,622,036
     Royal Numico NV ........................          8,633          387,465
     SBM Offshore NV ........................         16,400          437,149
     TNT NV .................................         57,976        2,074,835
     Unilever NV ............................        218,179        4,947,768
     Univar NV ..............................          9,264          439,010

    The accompanying notes are an integral part of the financial statements.


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--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  NETHERLANDS -- (CONTINUED)
     USG People NV ..........................          6,869     $    525,391
     Vedior NV ..............................         28,637          601,435
                                                                 ------------
    TOTAL NETHERLANDS ......................................       41,841,992
                                                                 ------------
  NEW ZEALAND -- 0.1%
     Auckland International Airport,
      Ltd. ..................................        131,432          173,776
     Fletcher Building, Ltd. ................         65,152          363,228
     The Warehouse Group, Ltd. ..............        174,870          528,479
                                                                 ------------
    TOTAL NEW ZEALAND ......................................        1,065,483
                                                                 ------------
  NORWAY -- 0.9%
     Acta Holding ASA .......................          8,422           26,789
     Aker Yards ASA .........................          4,000          281,450
     Cermaq ASA .............................         20,600          277,980
     DNB NOR ASA ............................         45,970          570,480
     Norsk Hydro ASA ........................         99,482        2,636,915
     Orkla ASA ..............................         11,175          517,918
     Pan Fish ASA* ..........................        768,986          832,618
     Statoil ASA ............................         26,299          745,679
     Tandberg Telelvision ASA* ..............         31,500          522,478
     Telenor ASA ............................         19,708          238,241
     TGS Nopec Geophysical Co.* .............         28,000          494,787
                                                                 ------------
    TOTAL NORWAY ...........................................        7,145,335
                                                                 ------------
  PHILIPPINES -- 0.0%
     Philippine Long Distance
      Telephone Co., ADR ....................          6,432          222,033
                                                                 ------------
    TOTAL PHILIPPINES ......................................          222,033
                                                                 ------------
  POLAND -- 1.4%
     Agora SA ...............................         10,142          111,070
     Bank Pekao SA ..........................         57,750        3,453,023
     Bank Przemyslowo-Handlowy
      PBK SA ................................          5,319        1,171,715
     Bank Zachodni WBK SA ...................         21,495        1,210,834
     Budimex SA* ............................         11,491          201,422
     CCC SA .................................         11,771          155,211
     Cersanit-Krasnystaw SA* ................         62,860          385,747
     KGHM Polaksa Miedz SA ..................         10,780          366,384
     Powszechna Kasa Oszczednosci
      Bank Polski SA ........................        326,718        3,804,247
     Telekomunikacja Polska SA ..............        105,515          664,107
                                                                 ------------
    TOTAL POLAND ...........................................       11,523,760
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  PORTUGAL -- 0.2%
     Banco BPI SA ...........................         51,200     $    388,995
     Banco Espirito Santo SA ................          3,174           42,789
     Jeronimo Martins, SGPS SA ..............          5,635           96,220
     Portugal Telecom, SGPS SA ..............         23,476          283,455
     Sonae, SGPS SA .........................        400,815          599,815
                                                                 ------------
    TOTAL PORTUGAL .........................................        1,411,274
                                                                 ------------
  ROMANIA -- 0.2%
     Impact SA* .............................        774,220          123,835
     Rolast AG* .............................      1,114,500           24,008
     Romanian Development Bank ..............             65              379
     SIF 1 Banat-Crisana Arad ...............         60,000           41,222
     SIF 2 Moldova Bacau ....................         65,000           37,679
     SIF 3 Transilvania Brasov ..............         49,000           31,736
     SIF 4 Muntenia Bucuresti ...............         90,500           42,098
     SIF 5 Oltenia Craiova ..................         57,500           40,327
     SNP Petrom SA ..........................      6,114,534        1,115,851
     Socep Constanta ........................        652,000           39,428
                                                                 ------------
    TOTAL ROMANIA ..........................................        1,496,563
                                                                 ------------
  RUSSIA -- 1.7%
     Gazprom ................................         23,833          248,000
     Gazprom, ADR ...........................         57,317        2,450,302
     LUKOIL, ADR ............................         20,058        1,676,849
     LUKOIL, GDR ............................         18,964        1,577,805
     Mining and Metallurgical Co.,
      Norilsk Nickel, ADR ...................         12,180        1,583,400
     NovaTek OAO ............................            173          752,550
     OAO Rosneft-PurneftegaZ ................          1,485           63,335
     OJSC TNK-BP Holding ....................        123,703          333,998
     Polyus Gold ADR* .......................         21,103          907,429
     RAO Unified Energy System
      (UES) .................................         26,511        1,882,281
     Sberbank RF ............................            994        1,694,770
                                                                 ------------
    TOTAL RUSSIA ...........................................       13,170,719
                                                                 ------------
  SINGAPORE -- 0.5%
     Allgreen Properties, Ltd. ..............         14,000           11,144
     Capitaland, Ltd. .......................         81,000          230,281
     CapitaMall Trust .......................         24,000           32,145
     Cycle & Carriage, Ltd. .................         24,123          152,402
     DBS Group Holdings, Ltd. ...............          6,000           68,610
     Fraser & Neave, Ltd. ...................         60,000          151,625
     Jurong Technologies Industrial
      Corp., Ltd. ...........................         77,100           48,710

    The accompanying notes are an integral part of the financial statements.


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--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  SINGAPORE -- (CONTINUED)
     Mobileone, Ltd. ........................        157,000     $    205,320
     SembCorp Industries, Ltd. ..............        103,100          211,040
     Singapore Airlines, Ltd. ...............         44,000          353,034
     Singapore Petroleum Co., Ltd. ..........         61,000          194,617
     Singapore Telecommunications
      Ltd. ..................................        304,930          489,321
     St Assembly Test Services, Ltd. ........        698,000          438,772
     Suntec Real Estate Investment
      Trust .................................         62,000           48,571
     United Overseas Bank, Ltd. .............        132,000        1,300,944
     United Test & Assembly Center,
      Ltd.* .................................         84,000           42,720
     Want Want Holdings, Ltd. ...............         59,000           79,650
     Wing Tai Holdings, Ltd. ................         59,000           52,930
                                                                 ------------
    TOTAL SINGAPORE ........................................        4,111,836
                                                                 ------------
  SOUTH KOREA -- 0.2%
     Hyundai Motor Co. Ltd. .................          2,913          247,471
     Samsung Electronics Co., Ltd. ..........          1,730        1,099,541
                                                                 ------------
    TOTAL SOUTH KOREA ......................................        1,347,012
                                                                 ------------
  SPAIN -- 2.8%
     ACS, Actividades de
      Construccion y Servicios, SA* .........         12,900          538,057
     Banco Bilbao Vizcaya
      Argentaria SA .........................        187,469        3,855,700
     Banco de Sabadell SA ...................         13,000          454,766
     Banco Santander Central
      Hispano SA ............................         61,470          897,877
     Corporacion Mapfre SA ..................         26,524          489,545
     Enagas .................................         16,000          341,353
     Endesa SA ..............................        179,133        6,229,777
     Fadesa Inmobiliaria SA .................          9,900          339,611
     Fomento de Construcciones y
      Contratas SA ..........................          6,901          524,749
     Grupo Empresarial Ence SA ..............          7,134          273,469
     Iberia Lineas Aereas
      de Espana SA ..........................        383,863          991,780
     Industria de Diseno Textil SA ..........         13,459          567,742
     Inmobiliaria Urbis SA ..................         27,900          726,200
     Repsol YPF SA ..........................        199,993        5,727,387
     Sol Melia SA ...........................         16,100          259,674
     Union Fenosa SA ........................          7,900          305,762
                                                                 ------------
    TOTAL SPAIN ............................................       22,523,449
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  SWEDEN -- 2.3%
     Autoliv, Inc. ..........................          2,578     $    145,078
     Electrolux AB -- Class B ...............        171,700        2,481,231
     Ericsson LM -- Class B .................         80,214          265,272
     ForeningsSparbanken AB .................         66,774        1,753,609
     Getinge AB -- Class B ..................         38,533          655,892
     Hennes & Mauritz AB -- Class B .........          5,354          207,561
     Husqvarna AB -- Class B ................        171,700        2,069,681
     JM AB ..................................          4,696           74,713
     Lindex AB ..............................          7,600          108,243
     Modern Times -- Class B* ...............         14,824          779,641
     Modern Times Redeemable Shares*(1)14,824         35,614
     Nobia AB ...............................         14,500          471,463
     Nordea AB ..............................        277,685        3,318,291
     Securitas AB -- Class B ................          5,680          108,916
     Skandinaviska Enskilda
      Banken AB .............................        108,513        2,585,887
     Skanska AB -- Class B ..................         50,528          779,325
     Svenska Handelsbanken AB --
      Class A ...............................         13,700          353,125
     TeliaSonera AB .........................        291,449        1,656,340
     Wihlborg Syd AB ........................         16,600          286,018
     WM-data AB .............................         70,000          215,931
                                                                 ------------
    TOTAL SWEDEN ...........................................       18,351,831
                                                                 ------------
  SWITZERLAND -- 5.9%
     Actelion Ltd. AG* ......................          2,900          292,242
     Adecco SA ..............................         18,167        1,074,373
     Baloise Holding, Ltd. ..................          5,461          419,665
     Banque Cantonale Vaudoise ..............            850          290,622
     Barry Callebaut AG* ....................          1,270          536,027
     BKW FMB Energie AG .....................          1,100           96,094
     Compagnie Financiere
      Richemont AG ..........................         25,453        1,165,898
     Converium Holding AG ...................          4,386           47,894
     Credit Suisse Group ....................        124,567        6,969,353
     Geberit AG .............................            394          455,700
     Georg Fischer AG* ......................            730          313,484
     Givaudan SA ............................            571          449,542
     Holcim, Ltd. -- Class B ................         37,534        2,876,721
     Kuoni Reisen Holding AG* ...............            780          437,675
     Nestle SA ..............................          9,944        3,123,386
     Novartis AG ............................         42,333        2,292,295
     Phonak Holding AG ......................          5,300          331,426
     Rieter Holdings AG .....................          1,000          384,442
     Roche Holding AG -- Genusschein ........         48,293        7,983,326

    The accompanying notes are an integral part of the financial statements.


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--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  SWITZERLAND -- (CONTINUED)
     Serono SA -- Class B ...................          3,010     $  2,079,216
     SGS Societe Generale
      de Surveillance Holding SA ............            410          389,023
     Sika AG* ...............................            460          511,717
     STMicroelectronics NV ..................         46,087          742,150
     Sulzer AG ..............................            530          397,104
     Swatch Group AG ........................          8,986        1,517,819
     Swiss Life Holding .....................          3,581          839,194
     Syngenta AG* ...........................          3,846          511,206
     Valora Holding AG ......................          1,100          238,436
     Zurich Financial Services AG ...........         46,508       10,195,202
                                                                 ------------
    TOTAL SWITZERLAND ......................................       46,961,232
                                                                 ------------
  TAIWAN -- 0.0%
     ASE Test Ltd.* .........................          5,600           50,848
                                                                 ------------
    TOTAL TAIWAN ...........................................           50,848
                                                                 ------------
  THAILAND -- 0.0%
     Bangkok Bank Public Co., Ltd. ..........         10,721           29,812
     Bangkok Bank Public Co., Ltd. ..........         15,296           40,928
     Krung Thai Bank Public Co.,
      Ltd. ..................................        731,956          193,934
                                                                 ------------
    TOTAL THAILAND .........................................          264,674
                                                                 ------------
  TURKEY -- 0.5%
     Akbank TAS .............................        107,420          515,886
     Anadolu Efes Biracilik ve Malt
      Sanayii AS, ADR .......................              1                5
     Dogan Sirketler Grubu Holding
      AS ....................................        343,853        1,271,115
     Haci Omer Sabinci Holding AS ...........        133,064          359,883
     Koc Holding AS* ........................          8,625           25,726
     Turkcell Iletisim Hizmetleri AS ........         31,994          146,575
     Turkiye Garanti Bankasi AS .............        316,070          786,930
     Turkiye Is Bankasi .....................        145,615          717,723
     Turkiye Vakiflar Bankasi TAO ...........         33,630          131,757
                                                                 ------------
    TOTAL TURKEY ...........................................        3,955,600
                                                                 ------------
  UKRAINE -- 0.0%
     UKRNAFTA ADR ...........................             87           30,601
     UkrTelecom* ............................         10,468          105,908
                                                                 ------------
    TOTAL UKRAINE ..........................................          136,509
                                                                 ------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  UNITED KINGDOM -- 16.2%
     3i Group PLC ...........................        228,214     $  3,804,481
     Admiral Group PLC ......................         22,600          259,530
     Aegis Group PLC ........................         82,989          199,888
     Alliance Unichem PLC ...................         17,100          323,173
     Amlin PLC ..............................         44,400          193,768
     Amvescap PLC ...........................         20,578          188,458
     Anglo American PLC .....................         35,618        1,460,893
     Antofagasta Holdings PLC ...............        397,735        3,074,380
     Arriva PLC .............................         80,653          889,648
     Ashtead Group PLC ......................         21,238           65,783
     Associated British Ports
      Holdings PLC ..........................         66,258        1,106,403
     AstraZeneca PLC ........................        195,250       11,784,973
     Aviva PLC ..............................          8,150          115,369
     BAA PLC ................................        118,677        2,047,555
     BAE Systems PLC ........................         39,009          266,723
     Balfour Beatty PLC .....................         23,095          146,701
     Barclays PLC* ..........................        151,890        1,725,991
     Barratt Developments PLC ...............         13,800          241,922
     BG Group PLC ...........................        315,566        4,216,144
     BHP Billiton PLC .......................        342,477        6,643,460
     Bodycote International PLC .............         51,200          239,777
     Boots Group PLC ........................        279,139        3,972,067
     BP PLC .................................         29,421          343,028
     British Airways PLC* ...................        220,562        1,397,963
     British American Tobacco PLC ...........         27,475          691,994
     British Energy Group PLC* ..............         63,430          789,400
     BT Group PLC ...........................      1,234,582        5,462,096
     Bunzl PLC ..............................          9,166          104,666
     Burberry Group PLC .....................         48,867          388,572
     Burren Energy PLC ......................         18,900          304,765
     Carphone Warehouse Group PLC ...........         50,300          295,324
     Catlin Group, Ltd. .....................         18,008          143,193
     Cattles PLC ............................         49,700          302,600
     Centrica PLC ...........................        128,418          677,390
     Charter PLC* ...........................         32,500          484,702
     Chemring Group PLC .....................         16,100          348,188
     Close Brothers Group PLC ...............         26,000          438,005
     Compass Group PLC ......................        180,513          875,410
     Cookson Group PLC ......................         43,941          426,799
     Croda International PLC(1) .............         45,800          367,360
     CSR PLC* ...............................         25,500          594,153
     Diageo PLC .............................        153,253        2,577,503
     Drax Group PLC* ........................         49,841          757,611

    The accompanying notes are an integral part of the financial statements.


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--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  UNITED KINGDOM -- (CONTINUED)
     DSG International PLC ..................        375,989     $  1,327,993
     Enterprise Inns PLC ....................         22,000          385,672
     First Choice Holidays PLC ..............        469,136        1,984,483
     GKN PLC ................................         10,262           51,806
     GlaxoSmithKline PLC ....................        101,424        2,833,953
     Greene King PLC ........................         29,500          448,689
     Hays PLC ...............................        100,309          250,415
     HBOS PLC ...............................        201,238        3,498,044
     Highland Gold Mining, Ltd.*  ...........         22,121           93,983
     Imperial Tobacco Group PLC .............         19,289          595,324
     Inchcape PLC ...........................         91,357          798,236
     Informa Group PLC ......................         42,700          340,521
     International Power PLC ................        160,618          845,014
     Kazakhmys PLC ..........................         70,842        1,562,855
     Kier Group PLC .........................         12,000          334,412
     Ladbrokes PLC ..........................         31,424          236,797
     Laird Group PLC ........................         45,100          325,258
     Marks & Spencer Group PLC ..............        183,111        1,987,650
     Michael Page International PLC .........         65,900          427,131
     Mitchells & Butlers PLC ................         44,287          422,175
     Morgan Sindall PLC .....................         18,600          392,795
     Next Group PLC .........................         95,779        2,890,533
     Northgate Info Solutions PLC* ..........        157,100          225,147
     PartyGaming PLC ........................         60,610          129,453
     Persimmon PLC ..........................         76,224        1,739,379
     Peter Hambro Mining PLC* ...............         18,112          432,060
     Prudential PLC .........................         45,902          518,633
     Reckitt Benckiser PLC ..................         45,348        1,693,936
     Regus Group* ...........................        121,900          246,834
     Renshares Utilities, Ltd.* .............         69,061          120,857
     Restaurant Group PLC ...................         80,300          301,067
     Rio Tinto PLC ..........................          4,603          243,356
     Rolls-Royce Group PLC* .................        127,299          974,569
     Rolls-Royce Group PLC --
      Class B ...............................      4,529,637            8,586
     Royal & Sun Alliance Insurance
      Group PLC .............................      1,856,726        4,618,038
     Royal Bank of Scotland
      Group PLC .............................        178,869        5,881,042
     Royal Dutch Shell PLC ..................         58,910        4,116,042
     Royal Dutch Shell PLC --
      Class B ...............................         43,367        1,516,486
     SABMiller PLC ..........................        116,038        2,091,074
     Schroders PLC ..........................         10,700          199,845

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  UNITED KINGDOM -- (CONTINUED)
     Scottish & Newcastle PLC ...............         25,895     $    244,096
     Shire PLC ..............................          2,306           33,645
     Sig PLC ................................         26,100          424,728
     Smith & Nephew PLC .....................         80,428          619,455
     Smiths Group PLC .......................         11,187          184,323
     Speedy Hire PLC ........................         24,500          396,425
     Sportingbet PLC ........................         46,800          340,548
     Taylor Nelson Sofres PLC ...............         66,700          287,388
     Tesco PLC ..............................        401,632        2,480,631
     The Davis Service Group PLC ............         26,650          232,486
     Trinity Mirror PLC .....................        185,571        1,674,624
     Tullow Oil PLC .........................         55,600          392,759
     Unilever PLC ...........................        298,567        6,713,713
     United Business Media PLC ..............         25,600          306,526
     Vedanta Resources PLC ..................         19,200          483,932
     Victrex PLC ............................         18,700          266,268
     Viridian Group PLC .....................         14,400          254,703
     Vodafone Group PLC .....................      1,261,671        2,688,899
     Vodafone Group PLC, ADR ................         54,627        1,163,555
     WH Smith PLC ...........................         30,100          271,071
     William Hill PLC .......................         43,292          501,552
     Wolfson Microelectronics PLC* ..........         32,700          270,600
     Wolseley PLC ...........................         10,144          223,788
     Wolverhampton & Dudley
      Breweries .............................         14,300          340,331
     WPP Group PLC ..........................        118,880        1,438,818
     Xstrata PLC ............................          1,319           50,002
                                                                 ------------
    TOTAL UNITED KINGDOM ...................................      130,112,818
                                                                 ------------
  VENEZUELA -- 0.0%
     Compania Anonima Nacional
      Telefonos de Venezuela, ADR ...........         10,938          214,932
                                                                 ------------
    TOTAL VENEZUELA ........................................          214,932
                                                                 ------------
    TOTAL COMMON STOCK
      (COST $668,059,581) ..................................      734,436,784
                                                                 ------------

EXCHANGE TRADED FUNDS -- 5.5%
     iShares MSCI Emerging
      Markets Index Fund ....................        445,940       41,873,766
     iShares MSCI South Korea
      Index Fund ............................         54,500        2,456,315
                                                                 ------------
    TOTAL EXCHANGE TRADED FUNDS
      (COST $47,130,409) ...................................       44,330,081
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
PREFERRED STOCK -- 0.5%
  GERMANY -- 0.5%
     Fresenius AG ...........................          2,700     $    449,810
     Porsche AG .............................          2,859        2,763,704
     ProSiebenSat.1 Media AG* ...............         39,964          998,295
                                                                 ------------
    TOTAL GERMANY ..........................................        4,211,809
                                                                 ------------
    TOTAL PREFERRED STOCK
      (COST $3,529,851) ....................................        4,211,809
                                                                 ------------

WARRANTS -- 0.1%
  INDIA -- 0.1%
     Citigroup Global Markets
      Holdings Warrants* ....................         65,105          526,862
                                                                 ------------
    TOTAL WARRANTS
      (COST $670,895) ......................................          526,862
                                                                 ------------

SHORT-TERM INVESTMENTS -- 2.3%
     BlackRock Liquidity Funds
      TempCash Portfolio --
      Institutional Series ..................      9,036,501        9,036,501
     BlackRock Liquidity Funds
      TempFund Portfolio --
      Institutional Series ..................      9,036,499        9,036,499
                                                                 ------------
    TOTAL SHORT-TERM INVESTMENTS
      (COST $18,073,000) ...................................       18,073,000
                                                                 ------------
    TOTAL INVESTMENTS -- 100.0%
      (COST $737,463,736)(2) ...............................     $801,578,536
                                                                 ============

____________
*     Non-income producing security.

ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Limited Company

(1) Securities valued at fair value as determined in good faith by or under direction of the Trustees. As of June 30, 2006, these securities had a total market value of $402,974 which represents 0.05% of net assets.

(2) The cost for Federal income tax purposes is $740,950,496. At June 30, 2006, net unrealized appreciation was $60,628,040. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $74,882,373, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $14,254,333.

    The accompanying notes are an integral part of the financial statements.

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-----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
COMMON STOCK -- 1.5%
  DIVERSIFIED/OTHER -- 0.1%
     Deltic Timber Corp. ....................          4,800     $    270,576
                                                                 ------------
    TOTAL DIVERSIFIED/OTHER ................................          270,576
                                                                 ------------
  INDUSTRIAL/OFFICE -- 0.7%
     Brookfield Properties Corp. ............         30,800          990,836
     Florida East Coast Industries, Inc. ....         17,300          905,309
                                                                 ------------
    TOTAL INDUSTRIAL/OFFICE ................................        1,896,145
                                                                 ------------
  LODGING/RESORTS -- 0.7%
     Hilton Hotels Corp. ....................         55,700        1,575,196
     Starwood Hotels & Resorts
      Worldwide, Inc.* ......................          8,000          482,720
                                                                 ------------
    TOTAL LODGING/RESORTS ..................................        2,057,916
                                                                 ------------
    TOTAL COMMON STOCK
      (COST $3,045,726) ....................................        4,224,637
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS -- 17.8%
  DIVERSIFIED/OTHER -- 1.7%
     Cousins Properties, Inc. ...............         11,100          343,323
     iStar Financial, Inc. ..................         27,539        1,039,597
     Plum Creek Timber Co., Inc. ............         12,500          443,750
     Sizeler Property Investors, Inc. .......         61,900          994,114
     Spirit Finance Corp. ...................         17,300          194,798
     Vornado Realty Trust ...................         11,700        1,141,335
     Washington Real Estate
      Investment Trust ......................         15,000          550,500
                                                                 ------------
    TOTAL DIVERSIFIED/OTHER ................................        4,707,417
                                                                 ------------
  HEALTH CARE -- 0.3%
     Healthcare Realty Trust, Inc. ..........         12,000          382,200
     Nationwide Health Properties, Inc. .....         11,500          258,865
     Omega Healthcare Investors,
      Inc. ..................................         18,500          244,570
                                                                 ------------
    TOTAL HEALTH CARE ......................................          885,635
                                                                 ------------
  INDUSTRIAL/OFFICE -- 5.8%
     Allied Properties Real Estate
      Investment Trust ......................         46,200          735,966

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  INDUSTRIAL/OFFICE -- (CONTINUED)
     AMB Property Corp. .....................         11,000     $    556,050
     BioMed Realty Trust, Inc. ..............          9,000          269,460
     Boston Properties, Inc. ................         19,500        1,762,800
     Brandywine Realty Trust ................         20,000          643,400
     Corporate Office Properties Trust ......          7,500          315,600
     Duke Realty Corp. ......................         30,700        1,079,105
     Equity Office Properties Trust .........         37,100        1,354,521
     First Potomac Realty Trust .............          6,000          178,740
     Government Properties Trust, Inc. ......         68,100          646,269
     Highwoods Properties, Inc. .............         17,000          615,060
     Kilroy Realty Corp. ....................          8,000          578,000
     Liberty Property Trust .................         45,000        1,989,000
     Mack-Cali Realty Corp. .................         24,700        1,134,224
     Mission West Properties, Inc. ..........         51,000          565,080
     ProLogis ...............................         33,500        1,746,020
     PS Business Parks, Inc. ................          6,000          354,000
     Trizec Properties, Inc. ................         55,300        1,583,792
                                                                 ------------
    TOTAL INDUSTRIAL/OFFICE ................................       16,107,087
                                                                 ------------
  LODGING/RESORTS -- 1.1%
     Boykin Lodging Co.* ....................         78,700          857,043
     Highland Hospitality Corp. .............         51,700          727,936
     Hospitality Properties Trust ...........          3,500          153,720
     Host Marriott Corp. ....................         56,000        1,224,720
     Strategic Hotel Capital, Inc. ..........          6,500          134,810
                                                                 ------------
    TOTAL LODGING/RESORTS ..................................        3,098,229
                                                                 ------------
  RESIDENTIAL -- 3.5%
     American Campus
      Communities, Inc. .....................         23,600          586,460
     Apartment Investment &
      Management Co. -- Class A .............         24,700        1,073,215
     Archstone-Smith Trust ..................         24,500        1,246,315
     Avalon Bay Communities, Inc. ...........         14,500        1,603,990
     Boardwalk Real Estate
      Investment Trust ......................         32,300          744,838
     BRE Properties Inc. -- Class A .........         10,500          577,500
     Camden Property Trust ..................         12,500          919,375
     Equity Residential .....................         34,000        1,520,820
     Home Properties, Inc. ..................          4,200          233,142

    The accompanying notes are an integral part of the financial statements.

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-----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  RESIDENTIAL -- (CONTINUED)
     Post Properties, Inc. ..................         19,000     $    861,460
     United Dominion Realty Trust, Inc. .....         14,500          406,145
                                                                 ------------
    TOTAL RESIDENTIAL ......................................        9,773,260
                                                                 ------------
  RETAIL -- 4.9%
     Acadia Realty Trust ....................         22,900          541,585
     Developers Diversified
      Realty Corp. ..........................         21,500        1,121,870
     Federal Realty Investment Trust ........         10,800          756,000
     General Growth Properties, Inc. ........         24,400        1,099,464
     Kimco Realty Corp. .....................         16,300          594,787
     Kite Realty Group Trust ................         66,000        1,028,940
     Pan Pacific Retail Properties, Inc. ....         10,500          728,385
     Pennsylvania Real Estate
      Investment Trust ......................         18,800          758,956
     Ramco-Gershenson Properties
      Trust .................................         34,200          921,006
     Realty Income Corp. ....................          6,500          142,350
     Regency Centers Corp. ..................         11,600          720,940
     Simon Property Group, Inc. .............         28,500        2,363,790
     Tanger Factory Outlet Centers,
      Inc. ..................................         17,700          572,949
     Taubman Centers, Inc. ..................         31,700        1,296,530
     The Macerich Co. .......................          7,100          498,420
     Urstadt Biddle Properties --
      Class A ...............................         39,200          638,568
                                                                 ------------
    TOTAL RETAIL ...........................................       13,784,540
                                                                 ------------
  SELF STORAGE -- 0.5%
     Extra Space Storage, Inc. ..............         12,500          203,000
     Public Storage, Inc. ...................         16,500        1,252,350
     U-Store-It Trust .......................          4,500           84,870
                                                                 ------------
    TOTAL SELF STORAGE .....................................        1,540,220
                                                                 ------------
    TOTAL REAL ESTATE INVESTMENT TRUSTS
      (COST $39,069,577) ...................................       49,896,388
                                                                 ------------
PREFERRED STOCK -- 2.3%
  DIVERSIFIED/OTHER -- 0.5%
     Colonial Property Trust - Series D,
      8.125% ................................          7,600          196,004
     Crescent Real Estate
      Equity Co. -- Series A, 6.750% ........         11,100          233,988
     iStar Financial, Inc. -- Series D,
      8.000% ................................          6,000          150,600

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  DIVERSIFIED/OTHER -- (CONTINUED)
     iStar Financial, Inc. -- Series G,
      7.650% ................................          3,500     $     86,135
     Trustreet Properties, Inc. --
      Series A, 7.720% ......................         15,100          322,385
     Vornado Realty Trust --
      Series H*, 6.750% .....................         12,900          301,860
                                                                 ------------
    TOTAL DIVERSIFIED/OTHER ................................        1,290,972
                                                                 ------------
  HEALTH CARE -- 0.1%
     Health Care Property Investors,
      Inc. -- Series F*, 7.100% .............          6,400          158,080
     Health Care REIT -- Series F,
      7.625% ................................          9,200          231,196
                                                                 ------------
    TOTAL HEALTH CARE ......................................          389,276
                                                                 ------------
  INDUSTRIAL/OFFICE -- 0.6%
     Alexandria Real Estate --
      Series C, 8.375% ......................          6,900          180,504
     AMB Property Corp. --
      Series O, 7.000% ......................          9,900          247,698
     Brandywine Realty Trust --
      Series C, 7.500% ......................          6,400          157,504
     Cousins Properties, Inc. --
      Series A, 7.750% ......................          7,800          194,688
     Kilroy Realty Corp. --
      Series E, 7.800% ......................          3,500           88,900
     Kilroy Realty Corp. --
      Series F, 7.500% ......................          8,600          211,904
     Maguire Properties, Inc. --
       Series A, 7.625% .....................          8,800          217,360
     PS Business Parks, Inc. --
      Series H, 7.000%* .....................          5,300          128,260
     PS Business Parks, Inc. --
      Series O, 7.375%* .....................          5,600          138,880
     SL Green Realty Corp. --
      Series C, 7.625% ......................         11,200          274,400
                                                                 ------------
    TOTAL INDUSTRIAL/OFFICE ................................        1,840,098
                                                                 ------------
  LODGING/RESORTS -- 0.2%
     Highland Hospitality Corp. --
      Series A, 7.875% ......................         10,300          247,200
     Lasalle Hotel Properties ...............          4,000           95,200
     Winston Hotels, Inc. -- Series B,
      8.000% ................................          6,621          163,671
                                                                 ------------
    TOTAL LODGING/RESORTS ..................................          506,071
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

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-----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
  MORTGAGE -- 0.2%
     Annaly Mortgage Management --
      Series A, 7.875% ......................         11,400     $    272,460
     MFA Mortgage Investment, Inc. --
      Series A, 8.500% ......................          7,500          181,875
                                                                 ------------
    TOTAL MORTGAGE .........................................          454,335
                                                                 ------------
  RESIDENTIAL -- 0.2%
     Apartment Investment &
      Management Co. -- Series U,
      7.750% ................................         15,000          369,000
     BRE Properties, Inc. -- Series C,
      6.750% ................................         11,800          275,530
                                                                 ------------
    TOTAL RESIDENTIAL ......................................          644,530
                                                                 ------------
  RETAIL -- 0.4%
     Pennsylvania Real Estate
      Investment Trust -- Series A,
      11.000% ...............................          3,900          212,940
     Regency Centers Corp. --
      Series E, 6.700% ......................         15,100          353,642
     Saul Centers, Inc. -- Series A,
      8.000% ................................          6,700          175,875
     Tanger Factory Outlet Centers,
      Inc. -- Series C, 7.500% ..............          8,900          215,202
     Taubman Centers, Inc. --
      Series G, 8.000% ......................          3,700           94,424
                                                                 ------------
    TOTAL RETAIL ...........................................        1,052,083
                                                                 ------------
  SELF STORAGE -- 0.1%
     Public Storage, Inc. -- Series A,
      10.000% ...............................          9,700          258,990
                                                                 ------------
    TOTAL SELF STORAGE .....................................          258,990
                                                                 ------------
    TOTAL PREFERRED STOCK
      (COST $6,573,272) ....................................        6,436,355
                                                                 ------------
EXCHANGE TRADED NOTES -- 8.1%
     iPATH Dow Jones-AIG Commodity
      Index Total Return ETN* ...............        309,064       15,409,931
     iPATH GSCI Total Return
      Index ETN* ............................        146,650        7,363,297
                                                                 ------------
    TOTAL EXCHANGE TRADED NOTES
      (COST $22,195,307) ...................................       22,773,228
                                                                 ------------

                                                 PRINCIPAL
                                                  AMOUNT/           VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
EXCHANGE TRADED FUNDS -- 10.9%
     iShares Cohen & Steers Realty
      Majors Index Fund .....................        248,807       20,835,098
     iShares Lehman U.S. Treasury
      Inflation Protected Securities
      Index Fund ............................         97,867     $  9,744,617
                                                                 ------------
    TOTAL EXCHANGE TRADED FUNDS
      (COST $25,954,260) ...................................       30,579,715
                                                                 ------------

INVESTMENT COMPANIES -- 4.7%
     PIMCO Commodity RealReturn
      Strategy Fund -- Institutional Shares
      (COST $12,500,000) ....................        888,415       13,059,702
                                                                 ------------

U.S. TREASURY OBLIGATIONS -- 42.0%
     U.S. Treasury Inflation Indexed
      Notes, 4.25%, 01/15/10 ................   $  3,675,000        4,674,474
     U.S. Treasury Inflation Indexed
      Notes, 0.875%, 04/15/10 ...............     18,663,000       18,720,117
     U.S. Treasury Inflation Indexed
      Notes, 3.50%, 01/15/11 ................     12,570,000       15,217,678
     U.S. Treasury Inflation Indexed
      Notes, 3.00%, 07/15/12 ................      9,144,000       10,549,606
     U.S. Treasury Inflation Indexed
      Notes, 1.88%, 07/15/13 ................     10,025,000       10,562,904
     U.S. Treasury Inflation Indexed
      Notes, 2.00%, 01/15/14 ................      8,927,000        9,393,952
     U.S. Treasury Inflation Indexed
      Notes, 2.00%, 07/15/14 ................      9,130,000        9,396,116
     U.S. Treasury Inflation Indexed
      Notes, 1.63%, 01/15/15 ................      8,955,000        8,807,071
     U.S. Treasury Inflation Indexed
      Notes, 2.38%, 01/15/25 ................      5,664,000        5,891,273
     U.S. Treasury Inflation Indexed
      Notes, 2.00%, 01/15/26 ................      3,808,000        3,538,490
     U.S. Treasury Inflation Indexed
      Notes, 3.63%, 04/15/28 ................      6,750,000        9,975,751
     U.S. Treasury Inflation Indexed
      Notes, 3.88%, 04/15/29 ................      7,003,000       10,617,978
                                                                 ------------
    TOTAL U.S. TREASURY OBLIGATIONS
     (COST $118,126,846)....................................      117,345,410
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

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-----------------------------------------------------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                    VALUE
                                                   SHARES          (NOTE 2)
                                                ------------     ------------
SHORT-TERM INVESTMENTS -- 12.7%
     BlackRock Liquidity Funds
      TempCash Portfolio --
      Institutional Series ..................      5,398,662     $  5,398,662
     BlackRock Liquidity Funds
      TempFund Portfolio --
      Institutional Series ..................      5,398,660        5,398,660
     PNC Bank Money Market
      Account ...............................     24,631,226       24,631,226
                                                                 ------------
    TOTAL SHORT-TERM INVESTMENTS
      (COST $35,428,548) ...................................       35,428,548
                                                                 ------------
    TOTAL INVESTMENTS -- 100%
      (COST $262,893,536)(1)................................     $279,743,983
                                                                 ============

____________
*     Non-income producing security.

(1) The cost for Federal income tax purposes is $262,712,081. At June 30, 2006, net unrealized appreciation was $17,031,902. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $18,933,727, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $1,901,825.

    The accompanying notes are an integral part of the financial statements.

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---------------------------------------
  FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                             MULTI-MANAGER   MULTI-MANAGER   MULTI-MANAGER     MULTI-MANAGER       MULTI-MANAGER
                                             LARGE-CAP FUND  MID-CAP FUND   SMALL-CAP FUND   INTERNATIONAL FUND   REAL ASSET FUND 1
                                             --------------  -------------  ---------------  ------------------  ------------------
ASSETS:
Investment in securities, at value* ......   $  127,514,268  $  49,798,973  $    55,755,191  $      801,578,536  $      279,743,983
Cash .....................................               --             --               --           2,026,193                  --
Foreign currency at value** ..............               --             --               --          20,842,449                  --
Receivable for fund shares sold ..........          778,165        131,367          139,314             989,663           2,967,749
Receivable for investments sold ..........           11,971        296,554          587,738           2,529,744             295,086
Dividends and interest receivable ........           88,944         23,983           33,944           2,397,222           1,444,641
Other assets .............................           12,553          9,348            9,840              53,611               8,524
                                             --------------  -------------  ---------------  ------------------  ------------------
Total assets .............................      128,405,901     50,260,225       56,526,027         830,417,418         284,459,983
                                             --------------  -------------  ---------------  ------------------  ------------------

LIABILITIES:
Payable for fund shares redeemed .........          575,240        181,364          315,159           1,397,590             719,316
Payable for investments purchased ........           90,475        541,887          780,412           8,462,290           3,539,162
Net unrealized depreciation on forward
  foreign currency exchange contracts ....               --             --               --             439,715                  --
Accrued advisory fee .....................           72,475          9,419           19,172             544,680              94,716
Other accrued expenses ...................           47,792         42,598           40,979             132,719              46,769
                                             --------------  -------------  ---------------  ------------------  ------------------
Total liabilities ........................          785,982        775,268        1,155,722          10,976,994           4,399,963
                                             --------------  -------------  ---------------  ------------------  ------------------
NET ASSETS ...............................   $  127,619,919  $  49,484,957  $    55,370,305  $      819,440,424  $      280,060,020
                                             ==============  =============  ===============  ==================  ==================

NET ASSETS CONSIST OF:
Paid-in capital ..........................   $  115,216,454  $  41,601,707  $    41,755,527  $      685,692,814  $      260,325,297
Undistributed net investment income
  (accumulated loss) .....................           61,252         (7,612)         (17,179)         (2,842,327)            651,153
Accumulated net realized gain (loss)
  on investments .........................        (663,696)      1,112,687        4,060,040          72,296,767           2,233,123
Net unrealized appreciation of
  investments and foreign currencies .....       13,005,909      6,778,175        9,571,917          64,293,170          16,850,447
                                             --------------  -------------  ---------------  ------------------  ------------------
Net Assets ...............................   $  127,619,919  $  49,484,957  $    55,370,305  $      819,440,424  $      280,060,020
                                             ==============  =============  ===============  ==================  ==================

NET ASSETS BY SHARE CLASS:
Institutional Shares .....................   $  127,609,809  $  49,474,712  $    55,357,648  $      819,422,385  $      280,048,971
Investor Shares ..........................           10,110         10,245           12,657              18,039              11,049
                                             --------------  -------------  ---------------  ------------------  ------------------
                                             $  127,619,919  $  49,484,957  $    55,370,305  $      819,440,424  $      280,060,020
                                             ==============  =============  ===============  ==================  ==================

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  ($0.01 par value, unlimited
  authorized shares):
Institutional Shares .....................       10,351,211      3,832,219        3,899,529          82,629,353          18,597,552
Investor Shares ..........................              820            795              893               1,819                 733

PER SHARE:
  Institutional Shares (net asset value,
     offering and redemption price) ......   $        12.33  $       12.91  $         14.20  $             9.92  $            15.06
                                             --------------  -------------  ---------------  ------------------  ------------------

  Investor Shares (net asset value (NAV)
     and redemption price) ...............   $        12.33  $       12.89  $         14.17  $             9.92  $            15.07
                                             --------------  -------------  ---------------  ------------------  ------------------

  Investor Shares (Public offering price
     -- NAV / 0.965) .....................   $        12.78  $       13.36  $         14.68  $            10.28  $            15.62
                                             --------------  -------------  ---------------  ------------------  ------------------

__________________
*  Investments at cost ...................   $  114,508,359  $  43,020,798  $    46,183,274  $      737,463,736  $      262,893,536
** Foreign currency at cost ..............   $           --  $          --  $            --  $       20,691,731  $               --

1     Formerly, the Multi-Manager Real Estate Securities Fund.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2006

                                             MULTI-MANAGER   MULTI-MANAGER   MULTI-MANAGER     MULTI-MANAGER       MULTI-MANAGER
                                             LARGE-CAP FUND  MID-CAP FUND   SMALL-CAP FUND   INTERNATIONAL FUND   REAL ASSET FUND 1
                                             --------------  -------------  ---------------  ------------------  ------------------
INVESTMENT INCOME:
  Dividends ..............................   $    1,529,410  $     457,612  $       483,874  $       15,408,480  $        2,467,242
  Interest ...............................           85,203         40,196           36,837             653,081           1,260,979
  Foreign tax withheld ...................               --             --             (227)         (1,374,512)             (9,613)
                                             --------------  -------------  ---------------  ------------------  ------------------
  Total investment income ................        1,614,613        497,808          520,484          14,687,049           3,718,608
                                             --------------  -------------  ---------------  ------------------  ------------------

EXPENSES:
  Advisory fees ..........................          707,804        303,366          522,963           5,382,720             583,776
  Administration and accounting fees .....          111,283         68.262           89,172             572,947              87,372
  Custody fees ...........................           22,577         25,898           33,934             447,112              25,446
  Compliance services ....................            9,954          6,504            8,044              68,217               9,610
  Transfer agent fees ....................           33,647         26,107           31,026             178,808              38,264
  Distribution fees - Investor Shares ....               14             14               16                  20                  14
  Reports to shareholders ................           21,966         13,832           16,972              88,821              15,541
  Trustees' fees .........................           17,533         22,604           17,604              17,943              17,943
  Registration fees ......................           24,416         23,001           22,494              34,680              29,362
  Professional fees ......................           68,738         63,666           64,402              88,988              55,976
  Other ..................................           19,256         18,003           16,447              75,715              19,077
                                             --------------  -------------  ---------------  ------------------  ------------------
    Total expenses before fee waivers ....        1,037,188        571,257          823,074           6,955,971             882,381
  Advisory fees waived ...................          (65,878)       (68,575)        (124,007)            (92,891)            (46,985)
  Sub-administration and accounting fees
    waived ...............................           (4,508)       (10,710)          (7,681)             (4,474)             (6,415)
                                             --------------  -------------  ---------------  ------------------  ------------------
      Total expenses, net ................          966,802        491,972          691,386           6,858,606             828,981
                                             --------------  -------------  ---------------  ------------------  ------------------
NET INVESTMENT INCOME (LOSS) .............          647,811          5,836         (170,902)          7,828,443           2,889,627
                                             --------------  -------------  ---------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) on
    investments ..........................         (155,801)      3,276,972       5,440,738          95,683,000           3,360,133
  Net realized loss on foreign
    currency transactions ................               --             --               --          (4,118,637)                 --
  Net realized gain on futures
    contracts ............................               --             --               --               8,805                  --
                                             --------------  -------------  ---------------  ------------------  ------------------
  Net realized gain (loss) on investments
    and foreign currency .................         (155,801)     3,276,972        5,440,738          91,573,168           3,360,133
  Net increase (decrease) in unrealized
    appreciation (depreciation) on
    investments and foreign currency .....        4,437,482        200,758          160,517          34,664,147           7,971,807
                                             --------------  -------------  ---------------  ------------------  ------------------
  Net gain on investments and foreign
    currency .............................        4,281,681      3,477,730        5,601,255         126,237,315          11,331,940
                                             --------------  -------------  ---------------  ------------------  ------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS .............................   $    4,929,492  $   3,483,566  $     5,430,353        $134,065,758  $       14,221,567
                                             ==============  =============  ===============  ==================  ==================

__________________
1     Formerly, the Multi-Manager Real Estate Securities Fund.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                            MULTI-MANAGER               MULTI-MANAGER               MULTI-MANAGER
                                            LARGE-CAP FUND               MID-CAP FUND               SMALL-CAP FUND
                                      --------------------------  --------------------------  --------------------------
                                      FOR THE FISCAL YEARS ENDED  FOR THE FISCAL YEARS ENDED  FOR THE FISCAL YEARS ENDED
                                               JUNE 30,                    JUNE 30,                    JUNE 30,
                                      --------------------------  --------------------------  --------------------------
                                          2006          2005          2006          2005          2006          2005
                                      ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) ...   $    647,811  $    626,919  $      5,836  $      4,894  $   (170,902) $    (87,587)
   Net realized gain (loss) on
     investments and foreign
     currency .....................       (155,801)    2,590,529     3,276,972     2,582,106     5,440,738     3,128,521
   Net increase (decrease) in
     unrealized appreciation
     (depreciation) on investments
     and foreign currency .........      4,437,482     2,345,650       200,758     1,334,336       160,517     3,327,876
                                      ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets
   resulting from operations ......      4,929,492     5,563,098     3,483,566     3,921,336     5,430,353     6,368,810
                                      ------------  ------------  ------------  ------------  ------------  ------------
Distributions to shareholders from:
   Net investment income:
     Institutional Shares .........       (655,153)     (578,874)       (2,296)      (21,126)           --            --
     Investor Shares ..............             (8)           --            --            --            --            --
                                      ------------  ------------  ------------  ------------  ------------  ------------
                                          (655,161)     (578,874)       (2,246)      (21,126)           --            --
                                      ------------  ------------  ------------  ------------  ------------  ------------
   Net realized gains:
     Institutional Shares .........     (2,839,235)           --    (4,714,067)     (113,174)   (4,166,754)   (1,456,767)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Total distributions ...............     (3,494,396)     (578,874)   (4,716,363)     (134,300)   (4,166,754)   (1,456,767)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Fund share transactions (Note 7):
   Proceeds from shares sold ......     59,546,332    21,675,655    21,758,497    13,035,634    23,118,312    18,146,376
   Cost of shares issued on
     reinvestment of
     distributions ................      2,619,989       344,538     3,814,849       101,666     3,369,535     1,180,249
   Cost of shares redeemed ........    (13,779,276)  (18,686,434)  (13,043,704)  (20,372,899)  (25,651,821)  (26,743,502)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in net
   assets from Fund share
   transactions ...................     48,387,045     3,333,759    12,529,642    (7,235,599)      836,026    (7,416,877)
                                      ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in net
   assets .........................     49,822,141     8,317,983    11,296,845    (3,448,563)    2,099,625    (2,504,834)
NET ASSETS:
   Beginning of year ..............     77,797,778    69,479,795    38,188,112    41,636,675    53,270,680    55,775,514
                                      ------------  ------------  ------------  ------------  ------------  ------------
   End of year ....................   $127,619,919  $ 77,797,778  $ 49,484,957  $ 38,188,112  $ 55,370,305  $ 53,270,680
                                      ============  ============  ============  ============  ============  ============
Undistributed net investment
   income (accumulated loss) ......   $     61,252  $     69,036  $     (7,612) $    (29,533) $    (17,179) $    (11,917)
                                      ------------  ------------  ------------  ------------  ------------  ------------

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                     MULTI-MANAGER                      MULTI-MANAGER
                                                  INTERNATIONAL FUND                  REAL ASSET FUND 1
                                            -------------------------------   ---------------------------------
                                                FOR FISCAL YEARS ENDED             FOR FISCAL YEARS ENDED
                                                       JUNE 30,                           JUNE 30,
                                            -------------------------------   ---------------------------------
                                                2006              2005              2006              2005
                                            -------------    --------------   ---------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...............    $   7,828,443    $    5,515,935   $     2,889,627     $   1,142,575
   Net realized gain on investments and
     foreign currency ..................       91,573,168        26,859,019         3,360,133         5,324,089
   Net increase (decrease) in
     unrealized appreciation
     (depreciation) on investments and
     foreign currency ..................       34,664,147         9,881,452         7,971,807         6,428,184
                                            -------------    --------------   ---------------     -------------
Net increase in net assets resulting
   from operations .....................      134,065,758        42,256,406        14,221,567        12,894,848
                                            -------------    --------------   ---------------     -------------
Distributions to shareholders from:
   Net investment income:
     Institutional Shares ..............      (14,430,186)       (2,546,225)       (2,310,325)       (1,328,340)
     Investor Shares ...................             (158)               --              (108)               --
                                            -------------    --------------   ---------------     -------------
                                              (14,430,344)       (2,546,225)       (2,310,433)       (1,328,340)
                                            -------------    --------------   ---------------     -------------
   Net realized gains:
     Institutional Shares ..............      (37,877,601)               --        (4,884,493)       (2,475,149)
                                            -------------    --------------   ---------------     -------------
Total distributions ....................      (52,307,945)       (2,546,225)       (7,194,926)       (3,803,489)
                                            -------------    --------------   ---------------     -------------
Fund share transactions (Note 7):
   Proceeds from shares sold ...........      332,961,785       184,481,870       235,698,145        25,269,391
   Cost of shares issued on
     reinvestment of distributions .....        34,152,794         1,245,340         4,748,551         2,762,373
   Cost of shares redeemed .............      (56,012,824)      (50,707,138)      (26,375,921)      (18,781,452)
                                            -------------    --------------   ---------------     -------------
Net increase in net assets from Fund
   share transactions ..................      311,101,755       135,020,072       214,070,775         9,250,312
                                            -------------    --------------   ---------------     -------------
Total increase in net assets ...........      392,859,568       174,730,253       221,097,416        18,341,671
NET ASSETS:
   Beginning of year ...................      426,580,856       251,850,603        58,962,604        40,620,933
                                            -------------    --------------   ---------------     -------------
   End of year .........................    $ 819,440,424    $  426,580,856   $   280,060,020     $  58,962,604
                                            =============    ==============   ===============     =============
Undistributed net investment income
   (accumulated loss) ..................    $  (2,842,327)   $    5,251,769   $       651,153     $     198,880
                                            -------------    --------------   ---------------     -------------

__________________
1     Formerly, the Multi-Manager Real Estate Securities Fund.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.


                                                                        FOR THE FISCAL YEAR    FOR THE PERIOD
                                                                          ENDED JUNE 30,       JULY 1, 2003 1
                                                                       ---------------------       THROUGH
MULTI-MANAGER LARGE-CAP FUND -- INSTITUTIONAL SHARES                     2006         2005      JUNE 30, 2004
                                                                       ---------    --------   ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD .............................   $   12.05    $  11.27       $  10.00
                                                                       ---------    --------       --------
INVESTMENT OPERATIONS:
   Net investment income 2 .........................................        0.08        0.10           0.05
   Net realized and unrealized gain on investments .................        0.69        0.77           1.27
                                                                       ---------    --------       --------
     Total from investment operations ..............................        0.77        0.87           1.32
                                                                       ---------    --------       --------

DISTRIBUTIONS:
   From net investment income ......................................       (0.08)      (0.09)         (0.05)
   From net realized gains .........................................       (0.41)         --             --
                                                                       ---------    --------       --------
     Total distributions ...........................................       (0.49)      (0.09)         (0.05)
                                                                       ---------    --------       --------
NET ASSET VALUE -- END OF PERIOD ...................................   $   12.33    $  12.05       $  11.27
                                                                       =========    ========       ========
TOTAL RETURN .......................................................        6.47%       7.75%         13.18%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses:
     Including expense limitations .................................        1.00%       1.00%          1.00%*
     Excluding expense limitations .................................        1.07%       1.29%          1.53%*
   Net investment income ...........................................        0.67%       0.85%          0.56%*
Portfolio turnover rate ............................................          57%         42%            26%**
Net assets at the end of period (000 omitted) ......................   $ 127,610    $ 77,798       $ 69,480

__________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I-Large Cap Multi-Manager Series and Large Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
MULTI-MANAGER LARGE-CAP FUND -- INVESTOR SHARES                 JUNE 30, 2006
                                                             -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...................        $  12.21
                                                                  --------
INVESTMENT OPERATIONS:
   Net investment income 2 ...............................            0.03
   Net realized and unrealized gain on investments .......            0.10
                                                                  --------
      Total from investment operations ...................            0.13
                                                                  --------

DISTRIBUTIONS:
   From investment income ................................           (0.01)
                                                                  --------
      Total distributions ................................           (0.01)
                                                                  --------
NET ASSET VALUE -- END OF PERIOD .........................        $  12.33
                                                                  ========
TOTAL RETURN 3 ...........................................            1.07%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................            1.25%*
      Excluding expense limitations ......................            1.28%*
   Net investment income .................................            0.46%*
Portfolio turnover rate ..................................              57% 4
Net assets at the end of period (000 omitted) ............        $     10

__________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------


                                                                       FOR THE FISCAL YEAR    FOR THE PERIOD
                                                                         ENDED JUNE 30,       JULY 1, 2003 1
                                                                       --------------------      THROUGH
MULTI-MANAGER MID-CAP FUND -- INSTITUTIONAL SHARES                       2006        2005     JUNE 30, 2004
                                                                       ---------    -------   --------------
NET ASSET VALUE -- BEGINNING OF PERIOD ............................    $   13.30    $ 12.21      $  10.00
                                                                       ---------    -------      --------
INVESTMENT OPERATIONS:
   Net investment income (loss) 2 .................................           -- 4       -- 4       (0.01)
   Net realized and unrealized gain on investments ................         1.29       1.13          2.22
                                                                       ---------    -------      --------
      Total from investment operations ............................         1.29       1.13          2.21
                                                                       ---------    -------      --------

DISTRIBUTIONS:
   From net investment income .....................................           -- 4    (0.01)           --
   From net realized gains ........................................        (1.68)     (0.03)           --
                                                                       ---------    -------      --------
      Total distributions .........................................        (1.68)     (0.04)           --
                                                                       ---------    -------      --------
NET ASSET VALUE -- END OF PERIOD ..................................    $   12.91    $ 13.30      $  12.21
                                                                       =========    =======      ========
TOTAL RETURN ......................................................         9.93%      9.33%        22.10%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses:
      Including expense limitations ...............................         1.15%      1.15%         1.15%*
      Excluding expense limitations ...............................         1.34%      1.53%         1.89%*
   Net investment income (loss) ...................................         0.01%      0.01%        (0.05)%*
Portfolio turnover rate ...........................................           84%        32%           17%**
Net assets at the end of period (000 omitted) .....................    $  49,475    $38,188      $ 41,637

__________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income (loss) per share was calculated using the average shares outstanding method.

3 For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment income (loss) ratios include expenses allocated from the underlying funds, WT Investment Trust I-Mid Cap Multi-Manager Series and Mid Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

4     Less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
MULTI-MANAGER MID-CAP FUND -- INVESTOR SHARES                   JUNE 30, 2006
                                                             -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...................         $  12.58
                                                                   --------
INVESTMENT OPERATIONS:
   Net investment loss 2 .................................               -- 4
   Net realized and unrealized gain on investments .......             0.31
                                                                   --------
      Total from investment operations ...................             0.31
                                                                   --------
NET ASSET VALUE -- END OF PERIOD .........................         $  12.89
                                                                   ========
TOTAL RETURN 3 ...........................................             2.46%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             1.40%*
      Excluding expense limitations ......................             1.58%*
   Net investment loss ...................................            (0.05)%*
Portfolio turnover rate ..................................               84% 5
Net assets at the end of period (000 omitted) ............         $     10

__________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4     Less than $0.01 per share.

5 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                             FOR THE FISCAL YEAR        FOR THE PERIOD
                                                               ENDED JUNE 30,           JULY 1, 2003 1
                                                          -------------------------        THROUGH
MULTI-MANAGER SMALL-CAP FUND -- INSTITUTIONAL SHARES         2006           2005        JUNE 30, 2004
                                                          ----------     ----------     --------------
NET ASSET VALUE -- BEGINNING OF PERIOD .............      $    13.92     $    12.80       $   10.00
                                                          ----------     ----------       ---------
INVESTMENT OPERATIONS:
   Net investment loss 2 ...........................           (0.04)         (0.02)          (0.03)
   Net realized and unrealized gain on investments .            1.43           1.46            2.83
                                                          ----------     ----------       ---------
      Total from investment operations .............            1.39           1.44            2.80
                                                          ----------     ----------       ---------
DISTRIBUTIONS:
   From net realized gains .........................           (1.11)         (0.32)             --
                                                          ----------     ----------       ---------
      Total distributions ..........................           (1.11)         (0.32)             --
                                                          ----------     ----------       ---------
NET ASSET VALUE -- END OF PERIOD ...................      $    14.20     $    13.92       $   12.80
                                                          ==========     ==========       =========
TOTAL RETURN .......................................           10.42%         11.29%          28.00%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses:
      Including expense limitations ................            1.25%          1.25%           1.25%*
      Excluding expense limitations ................            1.49%          1.58%           1.92%*
   Net investment loss .............................           (0.31)%        (0.16)%         (0.26)%*
Portfolio turnover rate ............................              96%            44%             20%**
Net assets at the end of period (000 omitted) ......      $   55,357     $   53,271       $  55,776

__________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 For the periods prior to July 1, 2005, the Fund operated in a "fund-of-funds" structure. The expense and net investment loss ratios include expenses allocated from the underlying funds, WT Investment Trust I-Small Cap Multi-Manager Series and Small Cap Quantitative Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a "fund-of-funds" structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                             FOR THE PERIOD
                                                          DECEMBER 20, 2005 1
                                                                THROUGH
MULTI-MANAGER SMALL-CAP FUND -- INVESTOR SHARES              JUNE 30, 2006
                                                          -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ...............         $    13.43
                                                               ----------
INVESTMENT OPERATIONS:
   Net investment loss 2 .............................              (0.04)
   Net realized and unrealized gain on investments ...               0.78
                                                               ----------
      Total from investment operations ...............               0.74
                                                               ----------
NET ASSET VALUE -- END OF PERIOD .....................         $    14.17
                                                               ==========
TOTAL RETURN 3 .......................................               5.51%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ..................               1.50%*
      Excluding expense limitations ..................               1.75%*
   Net investment loss ...............................              (0.54)%*
Portfolio turnover rate ..............................                 96% 4
Net assets at the end of period (000 omitted) ........         $       13

__________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

MULTI-MANAGER INTERNATIONAL FUND --                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                                        ----------------------------------------------------------
   INSTITUTIONAL SHARES                                   2006        2005        2004        2003         2002
                                                        ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE -- BEGINNING OF YEAR ...............    $    8.53   $    7.39   $    5.75   $    6.29   $     7.43
                                                        ---------   ---------   ---------   ---------   ----------
INVESTMENT OPERATIONS:
   Net investment income 1 .........................         0.12        0.14        0.08        0.07         0.01
   Net realized and unrealized gain (loss) on
      investments and foreign currency .............         2.08        1.07        1.59       (0.61)       (1.07)
                                                        ---------   ---------   ---------   ---------   ----------
      Total from investment operations .............         2.20        1.21        1.67       (0.54)       (1.06)
                                                        ---------   ---------   ---------   ---------   ----------
DISTRIBUTIONS:
   From net investment income ......................        (0.20)      (0.07)      (0.03)         --        (0.02)
   From net realized gains .........................        (0.61)         --          --          --        (0.06)
                                                        ---------   ---------   ---------   ---------   ----------
      Total distributions ..........................        (0.81)      (0.07)      (0.03)         --        (0.08)
                                                        ---------   ---------   ---------   ---------   ----------
NET ASSET VALUE -- END OF YEAR .....................    $    9.92   $    8.53   $    7.39   $    5.75   $     6.29
                                                        =========   =========   =========   =========   ==========
TOTAL RETURN .......................................        26.70%      16.41%      29.12%      (8.59)%     (14.30)%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA: 2
   Expenses:
      Including expense limitations ................         1.09%       1.00%       1.08%       1.36%        1.37%
      Excluding expense limitations ................         1.10%       1.00%       1.08%       1.38%        1.39%
   Net investment income ...........................         1.24%       1.76%       1.16%       1.28%        0.21%
 Portfolio turnover rate ...........................          122%         71%        129%        148%          91%
Net assets at the end of year (000 omitted) ........    $ 819,422   $ 426,581   $ 251,851   $  95,420   $   61,660

__________________
1 The net investment income per share was calculated using the average shares outstanding method.

2 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-International Multi-Manager Series (the "Series") and the portfolio turnover rate reflects the Fund's investment activity in the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                          DECEMBER 20, 2005 1
                                                                THROUGH
MULTI-MANAGER INTERNATIONAL FUND -- INVESTOR SHARES           JUNE 30, 2006
                                                          -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ..............         $     9.08
                                                              ----------
INVESTMENT OPERATIONS:
   Net investment income 2 ..........................               0.09
   Net realized and unrealized gain on investments
    and foreign currency ............................               0.84
                                                              ----------
      Total from investment operations ..............               0.93
                                                              ----------
DISTRIBUTIONS:
   From investment income ...........................              (0.09)
                                                              ----------
      Total distributions ...........................              (0.09)
                                                              ----------
NET ASSET VALUE -- END OF PERIOD ....................         $     9.92
                                                              ==========
TOTAL RETURN 3 ......................................              10.27%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .................               1.34%*
      Excluding expense limitations .................               1.36%*
   Net investment income ............................               1.76%* 4
Portfolio turnover rate .............................                122% 5
Net assets at the end of period (000 omitted) .......         $       18

________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 The net investment income ratio shown for the Investor Shares relative to the Institutional Shares may not be indicative of long-term results due to the limited operating history of the Fund's Investor Shares.

5 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                             FOR THE FISCAL YEAR       FOR THE PERIOD
                                                               ENDED JUNE 30,          JULY 1, 2003 2
                                                          -------------------------       THROUGH
MULTI-MANAGER REAL ASSET FUND -- INSTITUTIONAL SHARES 1     2006 5          2005        JUNE 30, 2004
                                                          ----------     ----------    ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD .............      $    14.18     $    11.77       $   10.00
                                                          ----------     ----------       ---------
INVESTMENT OPERATIONS:
   Net investment income 3 .........................            0.50           0.31            0.38
   Net realized and unrealized gain on investments .            1.72           3.12            1.55
                                                          ----------     ----------       ---------
      Total from investment operations .............            2.22           3.43            1.93
                                                          ----------     ----------       ---------
DISTRIBUTIONS:
   From net investment income ......................           (0.31)         (0.35)          (0.15)
   From net realized gains .........................           (1.03)         (0.67)          (0.01)
                                                          ----------     ----------       ---------
      Total distributions ..........................           (1.34)         (1.02)          (0.16)
                                                          ----------     ----------       ---------
NET ASSET VALUE -- END OF PERIOD ...................      $    15.06     $    14.18       $   11.77
                                                          ==========     ==========       =========
TOTAL RETURN .......................................           16.49%         30.00%          19.40%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 4
   Expenses:
      Including expense limitations ................            0.98%          1.17%           1.56%*
      Excluding expense limitations ................            1.04%          1.29%           1.78%*
   Net investment income ...........................            3.38%          2.36%           3.36%*
Portfolio turnover rate ............................              33%            75%             29%**
Net assets at the end of period (000 omitted) ......      $  280,049     $   58,963       $  40,621

__________________
*     Annualized

**    Not annualized

1     Formerly, the Wilmington Multi-Manager Real Estate Securities Fund.

2     Commencement of operations.

3 The net investment income per share was calculated using the average shares outstanding method.

4 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I-Real Estate Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

5 On May 16, 2006, shareholders of the Real Asset Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income by allocating its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date, the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                          DECEMBER 20, 2005 2
                                                                THROUGH
MULTI-MANAGER REAL ASSET FUND -- INVESTOR SHARES 1          JUNE 30, 2006 6
                                                          -------------------
NET ASSET VALUE -- BEGINNING OF PERIOD ..............          $    13.77
                                                               ----------
INVESTMENT OPERATIONS:
   Net investment income 3 ..........................                0.26
   Net realized and unrealized gain on investments ..                1.19
                                                               ----------
      Total from investment operations ..............                1.45
                                                               ----------
DISTRIBUTIONS:
   From investment income ...........................               (0.15)
                                                               ----------
      Total distributions ...........................               (0.15)
                                                               ----------
NET ASSET VALUE -- END OF PERIOD ....................          $    15.07
                                                               ==========
TOTAL RETURN 4 ......................................               10.50%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .................                1.23%*
      Excluding expense limitations .................                1.27%*
   Net investment income ............................                3.29%*
Portfolio turnover rate .............................                  33% 5
Net assets at the end of period (000 omitted) .......          $       11

__________________
*     Annualized

**    Not annualized

1     Formerly, the Wilmington Multi-Manager Real Estate Securities Fund.

2     Commencement of operations.

3 The net investment income per share was calculated using the average shares outstanding method.

4 Total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

5 Represents the portfolio turnover rate for the Fund for the year ended June 30, 2006.

6 On May 16, 2006, shareholders of the Real Asset Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income by allocating its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date, the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. WT Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the "Trustees") to establish series of shares each of which constitutes a series separate and distinct from the shares of other series. As of June 30, 2006, the Trust offered 27 series, five of which are included in these financial statements. The five series are as follows: Wilmington Multi-Manager Large-Cap Fund, ("Large-Cap Fund"), Wilmington Multi-Manager Mid-Cap Fund, ("Mid-Cap Fund"), Wilmington Multi-Manager Small-Cap Fund, ("Small-Cap Fund"), Wilmington Multi-Manager International Fund, ("International Fund") and Wilmington Multi-Manager Real Asset Fund, formerly, the Wilmington Multi-Manager Real Estate Securities Fund, ("Real Asset Fund") (each a "Fund" and collectively, the "Funds").

      Each Fund offers two classes of shares: Institutional Shares and Investor Shares. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee and a maximum front-end sales charge of 3.50%.

      Effective July 1, 2005, each Fund's investment structure was changed from a master-feeder or fund-of-funds structure to a stand-alone mutual fund, whereby each Fund directly invests in securities. The restructuring was accomplished through a redemption by each Fund of its investment in its corresponding master fund or underlying funds, whereby the master fund or underlying funds distributed to the Fund its pro rata portion of assets and liabilities in a tax-free, in-kind distribution. No change in the investment adviser or sub-advisors, their services or fees occurred as a result of the restructuring.

      On May 16, 2006, shareholders of the Real Asset Fund approved a change to the Fund's investment objective whereby the Fund seeks to achieve long-term preservation of capital with current income by allocating its assets among "real return" assets consisting of (i) inflation-protected debt securities, (ii) real estate-related securities, and (iii) commodity/natural resource-related securities. Prior to that date the Fund sought to achieve long-term growth of capital and high current income through investing in real estate-related securities.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

      SECURITY VALUATION. Securities held by the Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Futures contracts are valued at the most recent settlement price for the day. Forward foreign currency exchange contracts are valued based on the price of the underlying currency at the prevailing (interpolated) exchange rate, which is a combination of the spot currency rate and the forward currency rate. Securities that do not have a readily available current market value are valued in good faith by using procedures adopted by the Trustees. When a Fund uses fair value pricing to determine

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trustees believe accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country,
      (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts. Additionally, from time to time it may enter into these contracts to hedge certain foreign currency assets. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain
      (loss) from foreign currency transactions.

      FUTURES  TRANSACTIONS.  The  International  Fund may  invest in  financial futures contracts for the purposes of hedging its existing portfolio. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield and are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. The risks of entering into futures contracts include, but are not limited to,
      (i) the possibility that there will be an imperfect price correlation between the futures and the underlying securities; (ii) the possibility that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date; and (iii) the possibility that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

      FEDERAL INCOME TAXES. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Funds' understanding of the applicable country's tax rules and rates. Distributions received from investments in real estate investment trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Series based on relative net assets.

      CLASS ACCOUNTING. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

      DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Effective May 26, 2006, for the International Fund, distributions from net investment income, if any, are declared and paid to shareholders quarterly. Prior to that, distributions from net investment income, if any, were declared and paid to shareholders annually. For all other funds, distributions from net investment income, if any, are declared and paid to shareholders quarterly. Distributions from net realized gains, if any, are declared and paid to shareholders annually.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as an investment adviser to each Fund. RSMC allocates each Fund's assets among the sub-advisers shown below and oversees their investment activities. Wilmington Trust Investment Management, LLC ("WTIM"), also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investments services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Each Fund pays RSMC and each sub-adviser a fee for their services as follows:

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WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                     GROSS          FEES
                                      FEES         WAIVED                     % OF AVERAGE DAILY NET ASSETS
                                   -----------   ----------    -----------------------------------------------------------
LARGE-CAP FUND
RSMC                               $   337,767   $       --    0.35% of average daily net assets

Armstrong Shaw
 Associates Inc. ("ASA")               107,881           --    0.50% of the first $25 million under ASA's management;
                                                               0.45% of the next $25 million; and 0.40% over $50 million
Montag & Caldwell,
 Inc. ("M&C") 1                        107,312      (41,808)   0.65% of the first $10 million under M&C's management;
                                                               0.50% of the next $10 million; 0.35% of the next $50
                                                               million; and 0.25% over $70 million

First Quadrant ("FQ") 1                114,337      (24,070)   0.50% of the first $75 million under FQ's management;
                                                               0.35% of the next $75 million; 0.30% of the next $150
                                                               million; and 0.21% over $300 million

Parametric Portfolio
 Associates, Inc. ("PPA")               40,507           --    0.25% of the first $20 million under PPA's management;
                                                               0.225% of the next $20 million; and 0.20% over $40 million

MID-CAP FUND 2
RSMC                                   149,726      (57,240)   0.35% of average daily net assets

Bennett Lawrence Management,
 LLC ("BLM") 1                          80,898       (7,356)   0.55% of the first $75 million under BLM's management;
                                                               and 0.40% over $75 million

Equity Investment Corporation
 ("EIC") 1                              38,588       (3,431)   0.50% of the first $25 million under EIC's management;
                                                               0.45% of the next $25 million; and 0.40% over $50 million

PPA                                     24,998           --    0.25% of the first $20 million under PPA's management;
                                                               0.225% of the next $20 million; and 0.20% over $40 million

SMALL-CAP FUND
RSMC                                   193,584     (120,032)   0.35% of average daily net assets

Batterymarch Financial
 Management, Inc. ("BFM")              121,816           --    0.70% of the first $100 million under BFM's management;
                                                               and 0.60% over $100 million

Systematic Financial
 Management, L.P. ("SFM") 1            175,895       (3,975)   0.80% of the first $25 million under SFM's management;
                                                               0.70% of the next $50 million; and 0.55% over $75 million

PPA                                     31,668           --    0.25% of the first $20 million under PPA's management;
                                                               0.225% of the next $20 million; and 0.20% over $40 million

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                      GROSS         FEES
                                      FEES         WAIVED                     % OF AVERAGE DAILY NET ASSETS
                                   -----------   ----------    -----------------------------------------------------------
INTERNATIONAL FUND
RSMC                               $ 2,147,129   $       --    0.35% of average daily net assets

Goldman Sachs Asset
 Management, L.P.                    1,419,006      (92,891)   0.50% of average daily net assets

Julius Baer Investment
 Management, Inc.                    1,269,146           --    0.50% of average daily net assets

The Boston Company
 Asset Management, LLC
 ("BCAM")                              273,196           --    0.95% of the first $25 million under BCAM's management;
                                                               0.85% over $25 million

Acadian Asset Management,
 Inc. ("Acadian")                      274,243           --    0.75% of the first $25 million under Acadian management;
                                                               0.65% of the next $25 million; and 0.50% of the next $100
                                                               million; and 0.40% over $150 million

REAL ASSET FUND
RSMC                                   297,162           --    0.35% of average daily net assets

AEW Management and
 Advisors, L.P. ("AEW") 1              149,370      (25,385)   0.55% of the first $25 million under AEW's management;
                                                               0.45% of the next $25 million; and 0.35% over $50 million

Real Estate Management Services
 Group ("REMS") 1                      133,815      (21,600)   0.55% of the first $25 million under REMS management;
                                                               0.45% of the next $25 million; and 0.35% over $50 million

Standish Mellon
 Asset Management, LLC
 ("Standish")                            3,429           --    0.08% on the first $25 million under Standish's management;
                                                               0.04% of the next $25 million; and 0.02% over $50 million

_________________
1 Pursuant to separate fee waiver agreements, the sub-advisor has agreed to waive its fee to the extent that the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates results in a fee that is less than the fee calculation under the sub-advisory agreement.

2 Prior to October 14, 2005, Eubel Brady and Suttman Asset Management, Inc. ("EBSAM") served as a sub-advisor to the Mid-Cap Fund. For the period July 1, 2005 through October 13, 2005, EBSAM's fees amounted to $9,156, of which $548 was waived.

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---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      RSMC has contractually agreed to waive a portion of its advisory fee or reimburse other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual operating expenses, excluding class-specific expenses (such as Rule 12b-1 or shareholder service fees), exceed the following percentages of average daily net assets:

                                     EXPENSE LIMITATION*    EXPIRATION DATE
                                     -------------------    ----------------
      Large-Cap Fund .............          1.00%           November 1, 2008
      Mid-Cap Fund ...............          1.15%           November 1, 2008
      Small-Cap Fund .............          1.25%           November 1, 2008

________________
* This expense limitation will remain in place until its expiration date unless the Trustees approve its earlier termination.

      The Funds' Chief Compliance Officer is employed and compensated by RSMC. Effective May 1, 2006, RSMC provides compliance services to the Funds pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. Prior to May 1, 2006, RSMC provided compliance services to the Funds pursuant to a Compliance, Support and Recordkeeping Services Agreement. For those services, RSMC received a service fee at an annual rate of 0.012% of each Fund's average daily net assets plus an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. The fees for these services for the period ended June 30, 2006 are shown separately on the statements of operations.

      Effective May 1, 2006, RSMC provides administrative services to the Funds pursuant to an Administration Agreement. For these services, the Trust pays RSMC a fee at the annual rate of 0.0185% of the Trust's first $2 billion of total aggregate daily net assets; 0.0175% of the Trust's next $2 billion of total aggregate daily net assets; 0.0125% of the Trust's next $2 billion of total aggregate daily net assets; and 0.0080% of the Trust's total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the year ended June 30, 2006 amounted to $3,295, $1,299, $1,496, $21,585 and $4,284 for the Large-Cap, Mid-Cap,
      Small-Cap, International and Real Asset Funds, respectively.

      PFPC Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Funds.

      COMPENSATION OF TRUSTEES AND OFFICERS. Except for the Funds' Chief Compliance Officer, Trustees and Officers of the Funds who are employees or officers of RSMC or WTIM do not receive any compensation from the Funds. Trustees of the Funds, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Funds. Under a Deferred Compensation Plan (the "Plan") adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees' fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

      DISTRIBUTION FEES. The Investor Shares of each Fund have adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows each Fund to pay a fee for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. The 12b-1 Plan provides for a maximum distribution fee at an annual rate of 0.25% of each Fund's average daily net assets of the Investor Shares.

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---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      Wilmington Trust Company ("WTC"), an affiliate of RSMC, serves as custodian to the Funds and PFPC Trust Company serves as sub-custodian to the Funds, except for the International Fund. PFPC Trust Company serves as custodian and Citibank, N.A. serves as the foreign custody manager for the International Fund. The Funds pay WTC for its services as custodian. The fees for these services for the year ended June 30, 2006 are shown separately in the statements of operations. WTC pays PFPC Trust Company for its services as sub-custodian.

      Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or sub-advisers. Commissions paid on those trades for the year ended June 30, 2006 were as follows:

      Large-Cap Fund ................................................. $ 123,443
      Mid-Cap Fund ...................................................    68,837
      Small-Cap Fund .................................................   110,852
      International Fund .............................................    17,838
      Real Asset Fund ................................................    62,500

4.    INVESTMENT SECURITIES  TRANSACTIONS.  During the year ended June 30, 2006,
      purchases  and  sales  of  investment   securities  (excluding  short-term
      investments) were as follows:

                            LARGE-CAP FUND    MID-CAP FUND    SMALL-CAP FUND
                            --------------    ------------    --------------
      Purchases .........     $ 98,321,073    $ 42,451,437      $ 49,748,569
      Sales .............       54,252,001      35,501,950        53,380,323

                            INTERNATIONAL FUND     REAL ASSET FUND
                            ------------------     ---------------
      Purchases .........     $ 885,045,341         $ 204,429,902
      Sales .............       734,020,242           28,003,098

5. COMMITMENTS. At June 30, 2006, the International Fund had entered into forward foreign currency exchange contracts, which contractually obligate the Fund to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                                            UNREALIZED
                                                            CONTRACT        VALUE AT       APPRECIATION
      SETTLEMENT DATE             CURRENCY BOUGHT            AMOUNT       JUNE 30, 2006   (DEPRECIATION)
      ---------------       ---------------------------   ------------    -------------   --------------
      August 2006 .......   1,150,715,884 Japanese Yen    $ 10,466,287    $  10,117,521     $ (348,766)
      September 2006 ....   65,055 U.K. Pound Sterling         113,964          120,546          6,582
      September 2006 ....   718,000 U.K. Pound Sterling      1,256,652        1,332,101         75,449
                                                                                            ----------
                                                                                            $ (266,735)
                                                                                            ==========

                                                            CONTRACT        VALUE AT        UNREALIZED
      SETTLEMENT DATE              CURRENCY SOLD             AMOUNT       JUNE 30, 2006    DEPRECIATION
      ---------------       ---------------------------   ------------    -------------   --------------
      September 2006 ....   4,250,035 Czech Koruna        $    181,765    $     192,275     $  (10,510)
      September 2006 ....   22,399,249 Czech Koruna            948,317        1,013,361        (65,044)
      July 2006 .........   3,871,644 Euro                   4,866,025        4,963,451        (97,426)
                                                                                            ----------
                                                                                            $ (172,980)
                                                                                            ==========

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---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

6. FINANCIAL FUTURES CONTRACTS. At June 30, 2006, the International Fund had open financial futures contracts as follows:

                                                                   CONTRACT       VALUE AT       UNREALIZED
      CONTRACTS TO BUY                          EXPIRATION DATE     AMOUNT      JUNE 30, 2006   APPRECIATION
      ----------------                          ---------------   -----------   -------------   ------------
        9   CAC40 10 Euro Index Futures .....         July 2006   $   551,251   $     572,522   $     21,271
        3   Dax Index Futures ...............    September 2006       529,184         549,336         20,152
       37   DJ Euro Stoxx 50 Index Futures ..    September 2006     1,675,297       1,733,037         57,740
       25   FTSE 100 Index Futures ..........    September 2006     2,637,122       2,692,919         55,797
        2   Hang Seng Index Futures .........         July 2006       206,594         210,100          3,506
        2   IBEX 35 Index Futures ...........         July 2006       287,116         294,655          7,539
      115   MSCI Pan Euro Futures ...........    September 2006     3,008,154       3,182,457        174,303
        1   S&P/MIB 30 Index Futures ........    September 2006       228,285         234,520          6,235
        8   SPI 200 Index Futures ...........    September 2006       735,147         754,992         19,845
       25   TOPIX Index Futures .............    September 2006     3,379,911       3,472,344         92,433
                                                                                                ------------
                                                                                                $    458,821
                                                                                                ============

      The use of futures contracts involves elements of market risk of risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7. CAPITAL SHARE TRANSACTIONS. Transactions in shares of capital stock for the year ended June 30, 2006 for the Institutional Shares and Investor Shares were as follows:

                                                         INSTITUTIONAL SHARES          INVESTOR SHARES
                                                      --------------------------    ----------------------
                                                        SHARES        DOLLARS         SHARES      DOLLARS
                                                      ----------   -------------    ----------   ---------
      LARGE-CAP FUND
      Sold ........................................    4,789,228   $  59,536,332           819   $  10,000
      Issued on reinvestment of distributions .....      214,345       2,619,981             1           8
      Redeemed ....................................   (1,109,833)    (13,779,276)           --          --
                                                      ----------   -------------    ----------   ---------
      Net increase ................................    3,893,740   $  48,377,037           820   $  10,008
                                                      ==========   =============    ==========   =========

      MID-CAP FUND
      Sold ........................................    1,631,945   $  21,748,497           795   $  10,000
      Issued on reinvestment of distributions .....      303,239       3,814,849            --          --
      Redeemed ....................................     (973,194)    (13,043,704)           --          --
                                                      ----------   -------------    ----------   ---------
      Net increase ................................      961,990   $  12,519,642           795   $  10,000
                                                      ==========   =============    ==========   =========

      SMALL-CAP FUND
      Sold ........................................    1,600,894   $  23,108,312           893   $  10,000
      Issued on reinvestment of distributions .....      250,896       3,369,535            --          --
      Redeemed ....................................   (1,780,280)    (25,651,821)           --          --
                                                      ----------   -------------    ----------   ---------
      Net increase ................................       71,510   $     826,026           893   $  10,000
                                                      ==========   =============    ==========   =========

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----------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                         INSTITUTIONAL SHARES          INVESTOR SHARES
                                                      --------------------------    ----------------------
                                                        SHARES        DOLLARS         SHARES      DOLLARS
                                                      ----------   -------------    ----------   ---------
      INTERNATIONAL FUND
      Sold ........................................   34,751,361   $ 332,944,872         1,802   $  16,913
      Issued on reinvestment of distributions .....    3,748,416      34,152,636            17         158
      Redeemed ....................................   (5,876,699)    (56,012,824)           --          --
                                                      ----------   -------------    ----------   ---------
      Net increase ................................   32,623,078   $ 311,084,684         1,819   $  17,071
                                                      ==========   =============    ==========   =========

      REAL ASSET FUND
      Sold ........................................   15,890,557   $ 235,688,145           726   $  10,000
      Issued on reinvestment of distributions .....      340,454       4,748,443             7         108
      Redeemed ....................................   (1,793,037)    (26,375,921)           --          --
                                                      ----------   -------------    ----------   ---------
      Net increase ................................   14,437,974   $ 214,060,667           733   $  10,108
                                                      ==========   =============    ==========   =========

      Transactions in shares of capital stock for the year ended June 30, 2005 for the Institutional Shares were as follows:

                                                         INSTITUTIONAL SHARES
                                                      --------------------------
                                                        SHARES        DOLLARS
                                                      ----------   -------------
      LARGE-CAP FUND
      Sold ........................................    1,876,358   $  21,675,655
      Issued on reinvestment of distributions .....       29,175         344,538
      Redeemed ....................................   (1,612,890)    (18,686,434)
                                                      ----------   -------------
      Net increase ................................      292,643   $   3,333,759
                                                      ==========   =============

      MID-CAP FUND
      Sold ........................................    1,049,829   $  13,035,634
      Issued on reinvestment of distributions .....        7,797         101,666
      Redeemed ....................................   (1,597,471)    (20,372,899)
                                                      ----------   -------------
      Net decrease ................................     (539,845)  $  (7,235,599)
                                                      ==========   =============

      SMALL-CAP FUND
      Sold ........................................    1,400,474   $  18,146,376
      Issued on reinvestment of distributions .....       86,592       1,180,249
      Redeemed ....................................   (2,018,186)    (26,743,502)
                                                      ----------   -------------
      Net decrease ................................     (531,120)  $  (7,416,877)
                                                      ==========   =============

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---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                                         INSTITUTIONAL SHARES
                                                      --------------------------
                                                        SHARES        DOLLARS
                                                      ----------   -------------
      INTERNATIONAL FUND
      Sold ........................................   21,990,520   $ 184,481,870
      Issued on reinvestment of distributions .....      149,860       1,245,340
      Redeemed ....................................   (6,197,761)    (50,707,138)
                                                      ----------   -------------
      Net increase ................................   15,942,619   $ 135,020,072
                                                      ==========   =============

      REAL ASSET FUND
      Sold ........................................    1,950,188   $  25,269,391
      Issued on reinvestment of distributions .....      211,317       2,762,373
      Redeemed ....................................   (1,454,611)    (18,781,452)
                                                      ----------   -------------
      Net increase ................................      706,894   $   9,250,312
                                                      ==========   =============

8. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, gains (losses) on foreign currency transactions and net short-term realized gains are treated as "ordinary income" for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. At June 30, 2006, the following reclassifications were made within the capital accounts to reflect permanent differences relating to net operating losses, distributions from real estate investment trusts, foreign currency losses, tax treatment of distributions and passive foreign investment companies:

                                                         LARGE-CAP       MID-CAP     SMALL-CAP    INTERNATIONAL   REAL ASSET
                                                            FUND           FUND         FUND          FUND           FUND
                                                        -----------    -----------   ----------   -------------   ----------
      Paid-in capital ...............................   $        --    $        --   $      146   $          --   $       --
      Undistributed net investment income
         (accumulated loss) .........................          (434)        18,381      165,640      (1,492,195)    (126,921)
      Accumulated net realized gain (loss) on
         investments ................................           434        (18,381)    (165,786)      1,492,195      126,921

      In connection with the change in investment structure discussed in Note 1, the Funds made the following reclassifications:

                                                         LARGE-CAP       MID-CAP     SMALL-CAP    INTERNATIONAL   REAL ASSET
                                                            FUND           FUND         FUND          FUND           FUND
                                                        -----------    -----------   ----------   -------------   ----------
      Paid-in capital ...............................   $      (306)   $      (443)  $     (505)  $        (130)  $     (239)
      Net unrealized appreciation
         (depreciation) of investments ..............           306            443          505             130          239

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---------------------------------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      The tax character of distributions paid during the year ended June 30, 2006 and 2005, respectively, was as follows:

                                                         LARGE-CAP       MID-CAP       SMALL-CAP     INTERNATIONAL    REAL ASSET
                                                            FUND           FUND           FUND           FUND            FUND
                                                        ------------   ------------   ------------   -------------   ------------
      YEAR ENDED JUNE 30, 2006
      Ordinary income ...............................   $    655,595   $    249,074   $    718,562   $  17,693,395   $  3,525,859
      Long-term capital gains .......................      2,838,801      4,467,289      3,448,192      34,614,550      3,669,067
                                                        ------------   ------------   ------------   -------------   ------------
          Total distributions .......................   $  3,494,396   $  4,716,363   $  4,166,754   $  52,307,945   $  7,194,926
                                                        ============   ============   ============   =============   ============

      YEAR ENDED JUNE 30, 2005
      Ordinary income ...............................   $    578,874   $    133,945   $  1,456,026   $   2,546,225   $  2,363,025
      Long-term capital gains .......................             --            355            741              --      1,440,464
                                                        ------------   ------------   ------------   -------------   ------------
          Total distributions .......................   $    578,874   $    134,300   $  1,456,767   $   2,546,225   $  3,803,489
                                                        ============   ============   ============   =============   ============

      As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

                                                         LARGE-CAP       MID-CAP       SMALL-CAP     INTERNATIONAL    REAL ASSET
                                                            FUND           FUND           FUND           FUND            FUND
                                                        ------------   ------------   ------------   -------------   ------------
      Undistributed ordinary income .................   $     78,428   $     14,720   $    794,715   $  33,071,431   $  1,111,857
      Undistributed long-term capital gains .........             --      1,277,860      3,483,181      41,694,514      1,600,848
      Post-October capital and currency losses ......       (168,474)            --             --      (2,254,365)            --
      Other temporary differences ...................        (17,176)       (22,332)       (17,179)        429,620         (9,884)
      Net unrealized appreciation of investments
          and foreign currencies ....................     12,510,687      6,613,002      9,354,061      60,806,410     17,031,902
                                                        ------------   ------------   ------------   -------------   ------------
          Total accumulated earnings ................   $ 12,403,465   $  7,883,250   $ 13,614,778   $ 133,747,610   $ 19,734,723
                                                        ============   ============   ============   =============   ============

      The differences between book basis and tax basis components of accumulated earnings are primarily attributable to tax deferral of losses on wash sales, real estate investment trusts and passive foreign investment company adjustments.

      Post-October capital and currency losses represent net losses realized from November 1, 2005 through June 30, 2006, that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having been recognized the following fiscal year.

9. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund, Wilmington Multi-Manager Small-Cap Fund, Wilmington Multi-Manager International Fund, and Wilmington Multi-Manager Real Asset Fund (the "Funds") (five of the series constituting WT Mutual Fund) as of June 30, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund, Wilmington Multi-Manager Small-Cap Fund, Wilmington Multi-Manager International Fund, and Wilmington Multi-Manager Real Asset Fund series of WT Mutual Fund at June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 11, 2006

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  NOTICE TO SHAREHOLDERS -- TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      For the fiscal year ended June 30, 2006, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income distribution (dividend income plus short-term gains, if any) for the Funds may qualify for a maximum tax rate of 15%. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

      The percentage of ordinary income distributions that qualify is as follows:

                                                       QUALIFIED
                                                       DIVIDENDS
                                                      -----------
          Large-Cap Fund ...........................    100.0%
          Mid-Cap Fund .............................    100.0
          Small-Cap Fund ...........................     64.2
          International Fund .......................     59.0
          Real Asset Fund ..........................     19.3

      For corporate shareholders, 100% of the ordinary income distributions (dividend income plus short-term gains, if any) qualify for the dividends
received   deduction  for  the  Large-Cap  and  Mid-Cap  Funds.   For  corporate
shareholders, 86.6% and 18.5% of the ordinary income distributions (dividend income plus short-term gains, if any) qualify for the dividends received deduction for the Small-Cap and Real Asset Funds, respectively.

      The International Fund paid foreign taxes of $1,111,280 and recognized foreign source income of $15,331,213. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended June 30, 2006.

      Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the following Funds paid capital gain distributions (from net long-term capital gains) during fiscal year ended June 30, 2006 as follows:

                                                     CAPITAL GAIN   CAPITAL GAIN
                                                      PER SHARE     DISTRIBUTION
                                                     ------------   ------------
          Large-Cap Fund ...........................    $ 0.41      $  2,838,801
          Mid-Cap Fund .............................      1.59         4,467,289
          Small-Cap Fund ...........................      0.92         3,448,192
          International Fund .......................      0.55        34,614,550
          Real Asset Fund ..........................      0.77         3,669,067

      In January 2007, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2006, including any distributions paid between June 30, 2006 and December 31, 2006.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  NOTICE TO SHAREHOLDERS -- RESULTS OF A SPECIAL SHAREHOLDERS MEETING
--------------------------------------------------------------------------------

      A special meeting of shareholders of the Wilmington Multi-Manager Real Estate Securities Fund (the "Fund") of WT Mutual Fund (the "Trust") was held on May 16, 2006 for the following purposes:

          (1) To approve a change in the name and investment objective of the Fund.

          (2) To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC, and Standish Mellon Asset Management Company LLC ("Standish Mellon").

      All shareholders of record at the close of business on March 24, 2006 were entitled to attend or submit proxies. As of the record date, the Fund had 5,190,485 shares outstanding. At the meeting, shareholders approved a change in the name to the Wilmington Multi-Manager Real Asset Fund and the investment objective of the Fund along with a new investment sub-advisory agreement. The results of the voting for the proposals were as follows:

      1. To approve a change in the name and investment objective of the Fund.

                  VOTES FOR      VOTES AGAINST       VOTES ABSTAINED
                  ---------      -------------       ---------------
                  4,495,493              5,825                 1,305

      2. To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC, and Standish Mellon.

                  VOTES FOR      VOTES AGAINST       VOTES ABSTAINED
                  ---------      -------------       ---------------
                  4,498,903              2,796                   924

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE
   WILMINGTON MULTI-MANAGER REAL ASSET FUND
--------------------------------------------------------------------------------

      At the Board of Trustees meeting held on March 9, 2006, the Trustees, on behalf of the Wilmington Multi-Manager Real Asset Fund (the "Real Asset Fund"), unanimously approved a new sub-advisory agreement among the Trust, RSMC and Standish Mellon Asset Management Company LLC (the "Agreement"). In determining whether to approve the Agreement, the Trustees considered information provided by Standish Mellon Asset Management Company LLC ("Standish Mellon" or "Sub-Adviser") in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that Standish Mellon provided regarding (i) services to be performed for the Real Asset Fund, (ii) the size and qualifications of the Sub-Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Real Asset Fund, (iv) how the Real Asset Fund will be managed, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies,
(vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between a fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Sub-Adviser's ability to service the Real Asset Fund, (x) the Sub-Adviser's internal program for ensuring the compliance with a fund's investment objectives, policies and practices (including its code of ethics), federal securities laws and other regulatory requirements, (xi) the Sub-Adviser's proxy voting policies, (xii) ideas the Sub-Adviser had for the future growth and efficient operation of the Real Asset Fund and suggestions for new or improved services that might be provided to shareholders, and (xiii) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Real Asset Fund.

      The Sub-Adviser also provided information regarding its proposed sub-advisory fees and an analysis of these fees in relation to the delivery of services to the Real Asset Fund; the costs of providing such services; an estimation of the profitability of the Sub-Adviser in general and as a result of the fees received from the Real Asset Fund; any other ancillary benefit resulting from Sub-Adviser's relationship with the Real Asset Fund; the structure of, and the method used to determine, the compensation received by a portfolio manager from the Real Asset Fund or any other account managed by the Sub-Adviser; the Sub-Adviser's most recent audited financial statements plus unaudited statements as of the most recent practicable date.

      The Trustees reviewed the services to be provided to the Real Asset Fund by the Sub-Adviser and considered the small universe of advisers who provide similar strategies as that used by Standish Mellon and that Standish Mellon's performance in the area has been in-line with the relevant benchmark. The Trustees concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser to the Real Asset Fund were appropriate and consistent with the terms of the respective sub-advisory agreements, that the quality of those services had been consistent with industry norms and that the Real Asset Fund was likely to benefit from adding Standish Mellon as a Sub-Adviser. They also concluded that Standish Mellon had sufficient personnel, with the appropriate education and experience, to serve the Real Asset Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

      The Trustees reviewed the Sub-Adviser's performance data, statistics and fee data for investment performance information for similarly managed accounts and investment companies and compared such data against comparable investment companies, including the Real Asset Fund. The Trustees observed that they will review and evaluate the Real Asset Fund's investment performance on an on-going basis throughout the year.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE
   WILMINGTON MULTI-MANAGER REAL ASSET FUND -- CONTINUED
--------------------------------------------------------------------------------

      The Trustees considered the costs of the services to be provided by the Sub-Adviser, the compensation and benefits received by the Sub-Adviser in providing services to the Real Asset Fund, as well as the Sub-Adviser's projected profitability. The Trustees reviewed the Sub-Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of the Sub-Adviser. The Trustees concluded that the Sub-Adviser's fees and profits derived from its relationship with the Real Asset Fund in light of the Real Asset Fund's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable assets with similar strategies. The Trustees also concluded that the overall expense ratio of the Real Asset Fund is reasonable, taking into account the size of the Real Asset Fund, the quality of services provided by the Sub-Adviser, and the investment performance of comparable mutual funds with similar strategies managed by the Sub-Adviser.

      The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Real Asset Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Real Asset Fund for the benefit of Real Asset Fund shareholders due to break-points in the sub-advisory fees.

      After consideration of all the factors, and taking into consideration the information presented during the meeting of the Board, the Trustees determined that it would be in the best interests of the Real Asset Fund shareholders to approve each of the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT  Mutual  Fund  (the  "Trust")  is  governed  by  a  Board  of  Trustees  (the
"Trustees"). The primary responsibility of the Trustees of the Trust is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

The following table presents certain information regarding the Trustees and Officers of the Trust. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it related to the Trust is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and is available, without charge, upon request, by calling (800) 336-9970, or by visiting the Funds' website at www.wilmingtonfunds.com.

INTERESTED TRUSTEES

                                                                                                       NUMBER OF
                                                                                                       FUNDS IN
                                                                                 PRINCIPAL               FUND           OTHER
                           POSITION(S)         TERM OF OFFICE AND              OCCUPATION(S)            COMPLEX     DIRECTORSHIPS
       NAME AND             HELD WITH            LENGTH OF TIME                 DURING PAST           OVERSEEN BY      HELD BY
    DATE OF BIRTH             TRUST                  SERVED                      FIVE YEARS             TRUSTEE        TRUSTEE
---------------------    ---------------   ---------------------------   --------------------------   -----------   --------------
NEIL WOLFSON 1           Trustee,          Shall serve at the            Chief Investment Officer         27             None
Date of Birth: 6/64      President and     pleasure of the Board         of Wilmington Trust
                         Chief Executive   and until successor           Investment Management,
                         Officer           is elected and                LLC ("WTIM") since
                                           qualified. Trustee since      July 2004; Previously,
                                           September 2005; President     Partner with KPMG from
                                           and Chief Executive           1996 to 2004.
                                           Officer since January 2006.

ROBERT J. CHRISTIAN 2    Trustee           Shall serve until death,      Executive Vice President         27             None
Date of Birth: 2/49                        resignation or removal.       and Chief Investment
                                           Trustee since October 1998;   Officer of Wilmington
                                           President and Chairman        Trust Company from 1996
                                           of the Board from October     to 2005; President of
                                           1998 to January 2006.         Rodney Square Management
                                                                         Corporation ("RSMC") from
                                                                         1996 to 2005; Vice
                                                                         President of RSMC from
                                                                         2005 to 2006.

___________
1 Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of Wilmington Trust Investment Management, LLC ("WTIM"), an affiliate of RSMC.

2 Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, an investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                               PRINCIPAL              FUND             OTHER
                           POSITION(S)        TERM OF OFFICE AND             OCCUPATION(S)           COMPLEX       DIRECTORSHIPS
       NAME AND             HELD WITH           LENGTH OF TIME                DURING PAST          OVERSEEN BY        HELD BY
    DATE OF BIRTH             TRUST                 SERVED                     FIVE YEARS            TRUSTEE          TRUSTEE
----------------------   ---------------   -------------------------   --------------------------  -----------  --------------------
ROBERT ARNOLD            Trustee           Shall serve until death,    Founder and co-manager,         27       First Potomac Realty
Date of Birth: 3/44                        resignation or removal.     R. H. Arnold & Co., Inc.                 Trust (real estate
                                           Trustee since May 1997.     (investment banking                      investment trust).
                                                                       company) since 1989.

DR. ERIC BRUCKER         Trustee           Shall serve until death,    Professor of Economics,         27               None
Date of Birth: 12/41                       resignation or removal.     Widener University since
                                           Trustee since October       July 2004; formerly,
                                           1999.                       Dean, School of Business
                                                                       Administration of
                                                                       Widener University from
                                                                       2001 to 2004; Dean,
                                                                       College of Business,
                                                                       Public Policy and Health
                                                                       at the University of Maine
                                                                       from September 1998 to
                                                                       June 2001.

NICHOLAS GIORDANO        Trustee and       Shall serve until death,    Consultant, financial           27       Kalmar Pooled
Date of Birth: 3/43      Chairman of the   resignation or removal.     services organizations                   Investment Trust;
                         Board             Trustee since October       from 1997 to present;                    Independence Blue
                                           1998; Chairman of the       Interim President, LaSalle               Cross; and IntriCon
                                           Board since January         University from 1998 to                  Corporation
                                           2006.                       1999.                                    (industrial furnaces
                                                                                                                and ovens).

LOUIS KLEIN, JR.         Trustee           Shall serve until death,    Self-employed financial         32       CRM Mutual Fund
Date of Birth: 5/35                        resignation or removal.     consultant since 1991.                   Trust (since June
                                           Trustee since October                                                2005); WHX
                                           1999.                                                                Corporation
                                                                                                                (industrial
                                                                                                                manufacturer).

CLEMENT C. MOORE, II     Trustee           Served as Trustee from      Managing Partner,               32       CRM Mutual Fund
Date of Birth: 9/44                        October 1999 until his      Mariemont Holdings,                      Trust (since June
                                           resignation in July 2006.   LLC, (real estate holding                2005).
                                                                       and development
                                                                       company) since 1980.

JOHN J. QUINDLEN         Trustee           Shall serve until death,    Retired since 1993.             27               None
Date of Birth: 5/32                        resignation or removal.
                                           Trustee since October
                                           1999.

MARK A. SARGENT          Trustee           Shall serve until death,    Dean and Professor of           27               None
Date of Birth: 4/51                        resignation or removal.     Law, Villanova University
                                           Trustee since November      School of Law since July
                                           2001.                       1997.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                                      NUMBER OF
                                                                                                      FUNDS IN
                                                                                PRINCIPAL               FUND           OTHER
                             POSITION(S)        TERM OF OFFICE AND            OCCUPATION(S)            COMPLEX     DIRECTORSHIPS
     NAME, ADDRESS            HELD WITH           LENGTH OF TIME               DURING PAST           OVERSEEN BY      HELD BY
   AND DATE OF BIRTH            TRUST                 SERVED                    FIVE YEARS             TRUSTEE        TRUSTEE
------------------------   ---------------   ------------------------   --------------------------   -----------   -------------
ERIC K. CHEUNG             Vice President    Shall serve at the         Vice President,                  N/A            N/A
1100 North Market Street                     pleasure of the Board      Wilmington Trust
Wilmington, DE 19890                         and until successor is     Company since 1986; and
Date of Birth: 12/54                         elected and qualified.     Vice President and
                                             Officer since October      Director, RSMC since
                                             1998.                      2001.

JOSEPH M. FAHEY, JR.       Vice President    Shall serve at the         Vice President, RSMC             N/A            N/A
1100 North Market Street                     pleasure of the Board      since 1992.
Wilmington, DE 19890                         and until successor is
Date of Birth: 1/57                          elected and qualified.
                                             Officer since November
                                             1999.

JOHN J. KELLEY             Vice President,   Shall serve at the         Vice President of RSMC           N/A            N/A
1100 North Market Street   Chief Financial   pleasure of the Board      since July 2005; Vice
Wilmington, DE 19890       Officer,          and until successor is     President of PFPC Inc.
Date of Birth: 9/59        Treasurer &       elected and qualified.     from January 2005 to July
                           Secretary         Officer since September    2005; Vice President of
                                             2005.                      Administration, 1838
                                                                        Investment Advisors, LP
                                                                        from 1999 to 2005; Chief
                                                                        Compliance Officer, 1838
                                                                        Investment Advisors, LP
                                                                        from 2004 to 2005.

WILLIAM P. RICHARDS, JR.   Vice President    Shall serve at the         Managing Director,               N/A            N/A
100 Wilshire Boulevard                       pleasure of the Board      Roxbury Capital
Suite 1000                                   and until successor is     Management LLC
Santa Monica, CA 90401                       elected and qualified.     (registered investment
Date of Birth: 11/36                         Officer since November     adviser) since 1998.
                                             2004.

ANNA M. BENCROWSKY         Chief             Shall serve at the         Chief Compliance                 N/A            N/A
1100 North Market Street   Compliance        pleasure of the Board      Officer, RSMC since
Wilmington, DE 19890       Officer           and until successor is     2004; Vice President and
Date of Birth: 5/51                          elected and qualified;     Chief Compliance
                                             Officer since September    Officer, 1838 Investment
                                             2004.                      Advisors, LP from 1998
                                                                        to 2004.

WILMINGTON FUNDS -- MULTI-MANAGER FUNDS
---------------------------------------
  (UNAUDITED)
--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust's portfolios is available without charge on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30, 2006 is available without charge, on the SEC's website listed above.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                 Mark A. Sargent
                                  Neil Wolfson
                              --------------------

                                    OFFICERS

                            Neil Wolfson, PRESIDENT/
                             CHIEF EXECUTIVE OFFICER
                         John J. Kelley, VICE PRESIDENT/
                 CHIEF FINANCIAL OFFICER/TREASURER AND SECRETARY
                           Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                    William P. Richards, Jr., VICE PRESIDENT
                  Anna M. Bencrowsky, CHIEF COMPLIANCE OFFICER
                              --------------------

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR

                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                              --------------------


THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE WILMINGTON MULTI-MANAGER FUNDS -- INSTITUTIONAL SHARES OR INVESTOR SHARES.

WMMF-ANN-6/06

                                                                      WILMINGTON
                                                                           FUNDS

--------------------------------------------------------------------------------
  ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------

      o     AGGRESSIVE ASSET ALLOCATION

      o     MODERATE ASSET ALLOCATION

      o     CONSERVATIVE ASSET ALLOCATION

                                     ANNUAL
                                  June 30, 2006

--------------------------------------------------------------------------------

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CONTENTS                                                                    page

President's Message ..................................................         3

Expense Disclosure ...................................................        12

Disclosure of Portfolio Holdings .....................................        14

Investments ..........................................................        15

Financial Statements .................................................        16

Financial Highlights .................................................        19

                                                                            page

Notes to Financial Statements ........................................        25

Report of Independent Registered Public Accounting Firm ..............        31

Tax Information ......................................................        32

Trustees and Officers ................................................        33

--------------------------------------------------------------------------------

DESCRIPTION OF INDICES

It is not possible to invest directly in an index. All indices represented are unmanaged.

All indices include reinvestment of dividends and interest income unless otherwise noted.

DOW JONES -- AIG COMMODITY INDEX(SM) is a rolling index composed of futures contracts on 19 physical commodities.

FTSE NAREIT(R) EQUITY INDEX is market-value weighted unmanaged index based upon the last closing price of the month for tax-qualified real estate investment trusts currently trading on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX is an unmanaged index of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related and Corporate sectors with a maturity range between 1 and 10 years.

LEHMAN SHORT/INTERMEDIATE MUNICIPAL INDEX is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal.

LEHMAN U.S. AGGREGATE INDEX is an unmanaged index of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS and CMBS sectors.

LEHMAN U.S. TREASURY TIPS INDEX is an unmanaged index of publicly issued, U.S. Treasury inflation-protected securities that have at least 1 year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

LEHMAN U.S. CORPORATE HIGH-YIELD INDEX is an unmanaged index of the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.

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WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   DESCRIPTION OF INDICES -- CONTINUED
--------------------------------------------------------------------------------

MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX is an unmanaged index of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue.

MSCI EAFE(R) INDEX (EUROPE, AUSTRALASIA, FAR EAST) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of May 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI EMERGING MARKETS INDEX(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

STANDARD & POOR'S 500 INDEX (S&P 500(R)) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

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WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
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   PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

      The 12 months ended June 30, 2006, was marked by the continuation of the Federal Reserve's (the "Fed's") campaign to raise interest rates, an upturn in the rate of inflation, and slower economic growth. Worries about these developments led to a spike in financial market volatility during the second quarter of 2006. During that three-month stretch, small-capitalization and emerging market stocks, high-yield bonds, and commodities all experienced significant price declines as investors reined in their appetites for risk. The previous nine months--and, on balance, the Wilmington Funds' full fiscal year--proved challenging for bondholders but rewarding for equity investors.

      Following is a summary of the 12-month performance of the asset classes in which our Asset Allocation Funds may invest--U.S. stocks, international stocks, bonds, real assets, and cash equivalents.

      U.S. STOCKS DELIVER SOLID GAINS

      The broad U.S. stock market, as measured by the Russell 3000 Index, recorded a 12-month total return of 9.56%. Smaller companies led the advance, despite being hit harder than their large-cap counterparts in the second quarter downturn. The Russell 2000 Index, a gauge of small-capitalization stocks, returned 14.58% for the full year, while the Russell 1000 Index of large-cap stocks returned 9.08%. Small-cap value and growth stocks delivered virtually identical returns--the Russell 2000 Growth and Value indices advanced 14.58% and 14.61%, respectively--but among larger companies, value-oriented shares booked nearly twice the gain of growth stocks. The Russell 1000 Value Index returned 12.10%, while the Russell 1000 Growth Index returned 6.12%.

      INTERNATIONAL STOCKS SURGE

      Investors in international stocks enjoyed another banner year. The MSCI EAFE Index, which tracks equity performance in more than 20 developed markets, returned 26.56% during the 12 months ended June 30, 2006. International stocks have been outpacing U.S. shares for years now--beating them each calendar year between 2002 and 2005--thanks in large part to a resurgent Japanese market. The emerging markets did even better than the developed markets; the MSCI Emerging Markets (net) Index soared 35.19%.

      BONDS STRUGGLE

      By the end of 12 months, investors in fixed income securities may have felt as though the Fed's bid for higher interest rates would never end. The Fed raised its target for short-term rates eight more times during the period, bringing the federal funds rate to 5.25% on June 30. (Two years earlier, the Fed's target rate stood at 1.00%.) For much of the campaign--which has featured 17 rate hikes of 0.25% each--bond yields remained essentially unchanged. That changed during our fiscal year. By June 30, 2006, the yield of the 10-year Treasury note had jumped to 5.14%, up from 3.94% on June 30, 2005. And the average yield of 10-year, AAA-rated municipal bonds had climbed to 4.14%, up from 3.45%.

      As yields increased, bond prices fell across the board, offsetting interest income and leading to negative 12-month total returns in many market segments. The Lehman U.S. Aggregate Index, a proxy for taxable investment-grade bonds, returned -0.80%. The Lehman Short/Intermediate Municipal Index fared a bit better, returning 0.54%. Low-quality bonds, as measured by the Lehman U.S. Corporate High-Yield Index, returned 4.76%.

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WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

      DIVERSIFIED REAL ASSETS SHINE

      We define real assets as securities whose prices tend to do well amid upturns in inflation. Among such securities are inflation-linked bonds, whose principal values and interest payments are linked to the rate of inflation, real estate-related securities, and commodity/natural resource-related securities. Our 2006 fiscal year proved to be a good test for real assets. As the second quarter was ending, the price of crude oil was hovering around $70 per barrel and consumer prices were growing at annual rate of more than 4%. Real estate- and commodity-related securities shone amid these conditions; the FTSE NAREIT Equity Index returned 19.04% for the year, while the Dow Jones AIG Commodity Index returned 18.09%. Inflation-linked bonds, however, declined as real or inflation-adjusted yields contracted; the Lehman U.S. Treasury TIPS Index returned -1.63%.

      RISING RATES BOOST CASH RETURNS

      Money market securities delivered steadily increasing returns during the 12 months, as the yields on cash equivalents tracked the upward march in the Federal Open Market Committee's target for short-term interest rates. The Fed raised its target rate from 3.25% to 5.25% in a series of eight 0.25% moves, leading the Merrill Lynch 3-Month Treasury Bill Index to a total return of 3.99%. While money market returns were improving, however, they were negative on a real or inflation-adjusted basis: Consumer prices rose 4.3% during the year ended June 30. As of June 30, 2006, the yield of the 13-week Treasury bill stood at 4.89%.

WILMINGTON AGGRESSIVE ASSET ALLOCATION FUND

      The Wilmington Aggressive Asset Allocation Fund - Institutional Shares (the "Fund") returned 13.70% for the year ended June 30, 2006, compared to a return of 8.63% for the S&P 500(R) Index. This performance includes the performance of the Fund's predecessor, the Maximum Appreciation Strategic Allocation Fund, a common trust fund (the "Aggressive Allocation CTF") that exchanged its assets for Institutional Shares of the Fund on March 15, 2006.

      In an effort to reduce the level of risk in the Fund, at the end of June the allocation to small-cap and international equities was reduced, with the proceeds being redirected into cash equivalents. This decision was made in response to the Wilmington Trust Investment Strategy Team's recognition of increasing volatility in equity markets around the globe.

      Though international exposure was trimmed at the end of June, the asset allocation for the Fund continues to overweight foreign equity and underweight domestic equity relative to the Fund's average target allocation for each asset class, reflecting the view that our modeling suggests foreign equity markets offer superior valuations and more attractive momentum characteristics than the domestic markets. This position has helped the performance of the Fund as international markets outperformed the domestic markets (as measured by the MSCI EAFE Index and the Russell 3000 Index) by 17.0% for the year ended June 30, 2006.

      As a hedge against unexpected inflation, the Fund maintains an allocation to a diversified blend of real return assets (which includes investments such as Treasury Inflation Protected Securities or TIPS, real estate-related securities, and commodity/natural resource-related securities). For the year, real assets have performed well relative to domestic stocks and bonds. Real estate was the standout, up 19.04% for the year as measured by the FTSE NAREIT Equity Index, exceeding the performance of nearly every other major domestic market index for the year.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

Commodities, an ever volatile asset class, experienced some ups and downs, but ended the year up 18.09% as measured by the Dow Jones-AIG Commodity Index Total Return. Meanwhile, high inflation accruals were not enough to mitigate the increases in real yields caused by the Fed's continued tightening of monetary policy; the Lehman U.S. Treasury TIPS Index therefore ended the year down 1.63%.

      The following graph and performance table compare the performance of the Institutional Shares and Investor Shares of the Wilmington Aggressive Asset Allocation Fund ("Aggressive Fund") and its predecessor, the Maximum Appreciation Strategic Allocation Fund (the "Aggressive Allocation CTF" a common trust fund), with that of the S&P 500(R) Index since the commencement of operations of the Aggressive Allocation CTF on July 15, 2003 through June 30, 2006. The Aggressive Allocation CTF's performance (7/15/03-3/15/06) has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Shares and Investor Shares of the Aggressive Fund (i.e., adjusted to reflect class-specific expenses and including contractual investment adviser reimbursements to maintain expense limitations). The Aggressive Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Aggressive Allocation CTF had been registered under the 1940 Act, its performance may have been different.

                        AGGRESSIVE ASSET ALLOCATION FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

             Aggressive Asset                                 Aggressive Asset
             Allocation Fund --                               Allocation Fund --
           Institutional Shares       S&P 500(R) Index    Aggressive-Investor Shares
7/15/03         $10,000                 $10,000                   $ 9,650
6/30/04          11,840                  11,593                    11,383
6/30/05          13,104                  12,326                    12,550
6/30/06          14,899                  13,389                    14,218


WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                                                                            Average Annual Total Returns
                                                             ---------------------------------------------------------
                                                                   1 YEAR         SINCE INCEPTION    SINCE INCEPTION
                                                               (W/ AGGRESSIVE      (W/ AGGRESSIVE    (W/O AGGRESSIVE
                                                             ALLOCATION CTF) 1   ALLOCATION CTF) 1   ALLOCATION CTF) 2
                                                             -----------------   -----------------   -----------------
Aggressive Asset Allocation Fund -- Institutional Shares            13.70%              14.41%              6.08%
Aggressive Asset Allocation Fund -- Investor Shares 3                9.32%              12.62%              2.25%
Aggressive Asset Allocation Fund -- Investor Shares at NAV          13.29%              13.98%              5.93%
S&P 500(R) Index                                                     8.63%              10.36%              1.85%

----------
      THE GRAPH ON THE PRECEDING PAGE SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES AND INVESTOR SHARES OF THE FUND FOR THE PERIOD JULY 15, 2003 THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 THE PERFORMANCE SHOWN FOR THE INDEX, INSTITUTIONAL AND INVESTOR SHARES IS FOR THE PERIOD JULY 15, 2003 THROUGH JUNE 30, 2006 AND INCLUDES THE ADJUSTED PERFORMANCE OF THE AGGRESSIVE ALLOCATION CTF.

2 SINCE INCEPTION RETURNS ARE CUMULATIVE RETURNS FOR PERIODS LESS THAN ONE YEAR. THE PERFORMANCE SHOWN FOR INSTITUTIONAL, INVESTOR SHARES AND THE INDEX IS FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006 AND INCLUDES ONLY THE PERFORMANCE OF THE SHARES AS MUTUAL FUNDS.

3     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON MODERATE ASSET ALLOCATION FUND

      The Wilmington Moderate Asset Allocation Fund - Institutional Shares (the "Fund") returned 8.27% for the year ended June 30, 2006, compared to a return of 5.08% for the blended benchmark consisting of 60% Standard & Poor's 500 Index and 40% Lehman Intermediate Government/Credit Index. This performance includes the performance of the Fund's predecessor, the Balanced Strategic Allocation Fund, a common trust fund (the "Moderate Allocation CTF") that exchanged its assets for Institutional Shares of the Fund on March 15, 2006.

      In an effort to reduce the level of risk in the Fund, at the end of June the allocation to small-cap and international equities was reduced, with the proceeds being redirected into cash equivalents. This decision was made in response to the Wilmington Trust Investment Strategy Team's recognition of increasing volatility in equity markets around the globe.

      The Fund also has maintained an underweight position in bonds with an offsetting overweight position in cash equivalents relative to the Fund's average target allocation for each asset class, which jointly reflects our concern about rising interest rates, coupled with the potential negative consequences that slowing earnings growth, rising

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

interest rates, and higher inflation may have on the equity markets. This position was rewarded so far during 2006, as the Federal Reserve (the "Fed") continued to hike interest rates and long-term bond yields have risen.

      Though international exposure was trimmed at the end of June, the asset allocation for the Fund continues to overweight foreign equity relative to domestic equity as compared to the Fund's average target allocation for each asset class, reflecting the fact that our modeling suggests foreign equity markets offer superior valuations and more attractive momentum characteristics than the domestic markets. This position has helped the performance of the Fund as international markets outperformed the domestic markets (as measured by the MSCI EAFE Index and the Russell 3000 Index) by 17.0% for the year ended June 30, 2006.

      As a hedge against unexpected inflation, the Fund maintains an allocation to a diversified blend of real return assets (which includes investments such as Treasury Inflation Protected Securities or TIPS, real estate-related securities, and commodity/natural resource-related securities). For the year, real assets have performed well relative to domestic stocks and bonds. Real estate was the standout, up 19.04% for the year, exceeding the performance of nearly every other major domestic market index for the year. Commodities, an ever volatile asset class, experienced some ups and downs, but ended the year up 18.09% as measured by the Dow Jones-AIG Commodity Index Total Return. Meanwhile, high inflation accruals were not enough to mitigate the increases in real yields caused by the Fed's continued tightening of monetary policy; TIPS therefore ended the year down 1.63%.

      The following graph and performance table compare the performance of the Institutional Shares and Investor Shares of the Wilmington Moderate Asset Allocation Fund ("Moderate Fund") and its predecessor, the Balanced Strategic Allocation Fund (the "Moderate Allocation CTF" a common trust fund), with that of a Blended Index consisting of the weighted return of 60% of the S&P 500(R) Index and 40% Lehman Intermediate Government/Credit Index since the commencement of operations of the Moderate Allocation CTF on July 15, 2003 through June 30, 2006. The Moderate Allocation CTF's performance (7/15/03-3/15/06) has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Shares and Investor Shares of the Moderate Fund (i.e., adjusted to reflect class-specific expenses and including contractual investment adviser reimbursements to maintain expense limitations). The Moderate Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Moderate Allocation CTF had been registered under the 1940 Act, its performance may have been different.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

                         MODERATE ASSET ALLOCATION FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Moderate Asset            Blended Index;                  Moderate Asset
               Allocation Fund --        60% S&P 500(R) and              Allocation Fund --
             Institutional Shares      40% Lehman Intermediate           Investor Shares
                                      Government/Credit Index
7/15/03           $10,000                   $10,000                          $ 9,650
6/30/04            10,992                    10,976                           10,577
6/30/05            12,023                    11,614                           11,526
6/30/06            13,016                    12,204                           12,425

                                                                         Average Annual Total Returns
                                                           ---------------------------------------------------------
                                                                 1 YEAR         SINCE INCEPTION     SINCE INCEPTION
                                                              (W/ MODERATE        (W/ MODERATE       (W/O MODERATE
                                                           ALLOCATION CTF) 1   ALLOCATION CTF) 1   ALLOCATION CTF) 2
                                                           -----------------   -----------------   -----------------
Moderate Asset Allocation Fund -- Institutional Shares            8.27%               9.31%               3.74%
Moderate Asset Allocation Fund -- Investor Shares 3               4.00%               7.61%              (0.10)%
Moderate Asset Allocation Fund -- Investor Shares at NAV          7.79%               8.90%               3.49%
Blended Index; 60% S&P 500(R) Index and 40%
   Lehman Intermediate Government/Credit Index                    5.08%               7.02%               1.14%

----------
      THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES AND INVESTOR SHARES OF THE FUND FOR THE PERIOD JULY 15, 2003 THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK BLENDED INDEX FOR THE SAME PERIOD. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 THE PERFORMANCE SHOWN FOR THE BLENDED INDEX, INSTITUTIONAL AND INVESTOR SHARES IS FOR THE PERIOD JULY 15, 2003 THROUGH JUNE 30, 2006 AND INCLUDES THE ADJUSTED PERFORMANCE OF THE MODERATE ALLOCATION CTF.

2 SINCE INCEPTION RETURNS ARE CUMULATIVE RETURNS FOR PERIODS LESS THAN ONE YEAR. THE PERFORMANCE SHOWN FOR THE INSTITUTIONAL AND INVESTOR SHARES IS FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006 AND INCLUDES ONLY THE PERFORMANCE OF THE SHARES AS MUTUAL FUNDS.

3     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

WILMINGTON CONSERVATIVE ASSET ALLOCATION FUND

      The Wilmington Conservative Asset Allocation Fund - Institutional Shares (the "Fund") returned 5.30% for the year ending June 30, 2006, compared to a return of 3.32% for the blended benchmark consisting of 40% Standard & Poor's 500 Index and 60% Lehman Intermediate Government/Credit Index. This performance includes the performance of the Fund's predecessor, the Growth and Income Strategic Allocation Fund, a common trust fund (the "Conservative Allocation CTF") that exchanged its assets for Institutional Shares of the Fund on March 15, 2006.

      In an effort to reduce the level of risk in the Fund, at the end of June the allocation to small-cap and international equities was reduced, with the proceeds being redirected into cash equivalents. This decision was made in response to the Wilmington Trust Investment Strategy Team's recognition of increasing volatility in equity markets around the globe.

      The Fund also has maintained an underweight position in bonds with an offsetting overweight position in cash equivalents relative to the Fund's average target allocation for each asset class, which jointly reflects our concern about rising interest rates, coupled with the potential negative consequences that slowing earnings growth, rising interest rates, and higher inflation may have on the equity markets. This position was rewarded so far during 2006, as the Federal Reserve (the "Fed") continued to hike interest rates and long-term bond yields have risen.

      Though international exposure was trimmed at the end of June, the asset allocation for the Fund continues to overweight foreign equity relative to domestic equity as compared to the Fund's average target allocation for each asset class, reflecting the fact that our modeling suggests foreign equity markets offer superior valuations and more attractive momentum characteristics than the domestic markets. This position has helped the performance of the Fund as international markets outperformed the domestic markets (as measured by the MSCI EAFE Index and the Russell 3000 Index) by 17.0% for the year ended June 30, 2006.

      As a hedge against unexpected inflation, the Fund maintains an allocation to a diversified blend of real return assets (which includes investments such as Treasury Inflation Protected Securities or TIPS, real estate-related securities, and commodity/natural resource-related securities). For the year, real assets have performed well relative to domestic stocks and bonds. Real estate was the standout, up 19.04% for the year, exceeding the performance of nearly every other major domestic market index for the year. Commodities, an ever volatile asset class, experienced some ups and downs, but ended the year up 18.09% as measured by the Dow Jones-AIG Commodity Index Total Return. Meanwhile, high inflation accruals were not enough to mitigate the increases in real yields caused by the Fed's continued tightening of monetary policy; TIPS therefore ended the year down 1.63%.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

      The following graph and performance table compare the performance of the Institutional Shares and Investor Shares of the Wilmington Conservative Asset Allocation Fund ("Conservative Fund") and its predecessor, the Growth and Income Strategic Allocation Fund (the "Conservative Allocation CTF" a common trust fund), with that of a Blended Index consisting of the weighted return of 40% of the S&P 500(R) Index and 60% Lehman Intermediate Government/Credit Index since the commencement of operations of the Conservative Allocation CTF on September 1, 2003 through June 30, 2006. The Conservative Allocation CTF's performance (9/1/03-3/15/06) has been adjusted to reflect the annual deduction of fees and expenses applicable to Institutional Shares and Investor Shares of the
Conservative Fund (i.e., adjusted to reflect class-specific expenses and including contractual investment adviser reimbursements to maintain expense limitations). The Conservative Allocation CTF was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Conservative Allocation CTF had been registered under the 1940 Act, its performance may have been different.

                       CONSERVATIVE ASSET ALLOCATION FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Conservative Asset           Blended Index;                  Conservative Asset
                Allocation Fund --       40% S&P 500(R) Index and            Allocation Fund --
               Institutional Shares      60% Lehman Intermediate              Investor Shares
                                         Government/Credit Index
7/15/03           $10,000                       $10,000                           $ 9,650
6/30/04            10,585                        10,736                            10,179
6/30/05            11,382                        11,323                            10,907
6/30/06            11,985                        11,699                            11,459


                                                                             Average Annual Total Returns
                                                               ---------------------------------------------------------
                                                                     1 YEAR          SINCE INCEPTION    SINCE INCEPTION
                                                                (W/ CONSERVATIVE    (W/ CONSERVATIVE   (W/O CONSERVATIVE
                                                               ALLOCATION CTF) 1   ALLOCATION CTF) 1   ALLOCATION CTF) 2
                                                               -----------------   -----------------   -----------------
Conservative Asset Allocation Fund -- Institutional Shares            5.30%                6.60%              2.59%
Conservative Asset Allocation Fund -- Investor Shares 3               1.41%                4.92%             (1.03)%
Conservative Asset Allocation Fund -- Investor Shares at NAV          5.06%                6.24%              2.53%
Blended Index; 40% S&P 500(R) Index and 60%
   Lehman Intermediate Government/Credit Index                        3.32%                5.70%              0.79%

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

----------
      THE GRAPH ON THE PRECEDING PAGE SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES AND INVESTOR SHARES OF THE FUND FOR THE PERIOD SEPTEMBER 1, 2003 THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK BLENDED INDEX FOR THE SAME PERIOD. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 THE PERFORMANCE SHOWN FOR THE BLENDED INDEX, INSTITUTIONAL AND INVESTOR SHARES IS FOR THE PERIOD SEPTEMBER 1, 2003 THROUGH JUNE 30, 2006 AND INCLUDES THE ADJUSTED PERFORMANCE OF THE CONSERVATIVE ALLOCATION CTF.

2 SINCE INCEPTION RETURNS ARE CUMULATIVE RETURNS FOR PERIODS LESS THAN ONE YEAR. THE PERFORMANCE SHOWN FOR THE INSTITUTIONAL SHARES, INVESTOR SHARES AND THE BLENDED INDEX IS FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006 AND INCLUDES ONLY THE PERFORMANCE OF THE SHARES AS MUTUAL FUNDS.

3     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

      We invite your comments and questions and thank you for your investment in the Wilmington Asset Allocation Funds. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                            Sincerely

                                            /s/ Neil Wolfson

                                            Neil Wolfson
                                            President

July 24, 2006

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY BEFORE INVESTING. A PROSPECTUS WITH THIS AND OTHER INFORMATION MAY BE OBTAINED BY CALLING 800-336-9970 OR VISITING THE FUNDS' INTRANET WEB SITE AT WWW.WILMINGTONFUNDS.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

MR. WOLFSON'S COMMENTS REFLECT THE INVESTMENT ADVISER'S VIEWS GENERALLY REGARDING THE MARKET AND THE ECONOMY AND ARE COMPILED FROM THE INVESTMENT ADVISER'S RESEARCH AND FROM COMMENTS PROVIDED BY THE PORTFOLIO MANAGERS AND THE SUB-ADVISERS OF EACH OF THE FUNDS. THESE COMMENTS REFLECT OPINIONS AS OF THE DATE WRITTEN AND ARE SUBJECT TO CHANGE AT ANY TIME.

DISTRIBUTED BY PROFESSIONAL FUNDS DISTRIBUTOR, LLC.

SEE FINANCIAL HIGHLIGHTS.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   EXPENSE DISCLOSURE
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund's costs in two ways.

      o ACTUAL FUND RETURN. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

      o HYPOTHETICAL 5% RETURN. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   EXPENSE DISCLOSURE -- CONTINUED
--------------------------------------------------------------------------------

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

EXPENSE TABLES

                                                            BEGINNING    ENDING                  EXPENSES
                                                             ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                              VALUE       VALUE      EXPENSE      DURING
                                                             1/01/06     6/30/06      RATIO      PERIOD*
                                                            ---------   ---------   ----------   --------
AGGRESSIVE ALLOCATION -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,059.70      0.50%      $2.55
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,022.32      0.50%       2.51

AGGRESSIVE ALLOCATION -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,058.20      0.75%      $3.83
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,021.08      0.75%       3.76

MODERATE ASSET ALLOCATION -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,036.30      0.50%      $2.52
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,022.32      0.50%       2.51

MODERATE ASSET ALLOCATION -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,033.90      0.75%      $3.78
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,021.80      0.75%       3.76

CONSERVATIVE ASSET ALLOCATION -- INSTITUTIONAL SHARES
Actual Fund Return ......................................   $1,000.00   $1,024.90      0.50%      $2.51
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,022.32      0.50%       2.51

CONSERVATIVE ASSET ALLOCATION -- INVESTOR SHARES
Actual Fund Return ......................................   $1,000.00   $1,020.20      0.75%      $3.76
Hypothetical 5% Return Before Expenses ..................    1,000.00    1,021.08      0.75%       3.76

----------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent fiscal half-year, then divided by 365.

      The Funds invest a substantial portion of their assets in other funds, which are registered investment companies. In addition to the expenses reflected above, the Funds also indirectly bear fees and expenses charged by the other funds.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

JUNE 30, 2006

The following tables present a summary of the portfolio holdings of each of the Wilmington Asset Allocation Funds as a percentage of its total investments.

AGGRESSIVE ASSET ALLOCATION FUND
Affiliated Investment Companies
   U.S. Equity Funds ...........................    39.7%
   International Equity Funds ..................    37.8%
   Real Asset Funds ............................    17.7%
   Money Market Funds ..........................     4.8%
                                                   -----
                                                   100.0%
                                                   =====

MODERATE ASSET ALLOCATION FUND
Affiliated Investment Companies
   Fixed Income Funds ..........................    34.5%
   U.S. Equity Funds ...........................    23.1%
   International Equity Funds ..................    20.7%
   Real Asset Funds ............................    11.9%
   Money Market Funds ..........................     9.8%
                                                   -----
                                                   100.0%
                                                   =====

CONSERVATIVE ASSET ALLOCATION FUND
Affiliated Investment Companies
   Fixed Income Funds ..........................    54.5%
   International Equity Funds ..................    13.5%
   U.S. Equity Funds ...........................    14.1%
   Real Asset Funds ............................     8.0%
   Money Market Funds ..........................     9.9%
                                                   -----
                                                   100.0%
                                                   =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust files a complete schedule of investments with the SEC for its first and third fiscal quarters on Form N-Q. Form N-Q is available without charge by visiting the SEC's website at http://www.sec.gov, or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                      VALUE
                                                      SHARES        (NOTE 2)
                                                   ------------   -------------
AGGRESSIVE ASSET ALLOCATION FUND

AFFILIATED INVESTMENT COMPANIES+ -- 100%
     Wilmington Multi-Manager
       International Fund ......................        965,238   $   9,575,158
     Wilmington Multi-Manager
       Large-Cap Fund ..........................        609,764       7,518,388
     Wilmington Multi-Manager
       Mid-Cap Fund ............................        118,144       1,525,245
     Wilmington Multi-Manager
       Real Asset Fund .........................        297,347       4,478,046
     Wilmington Multi-Manager
       Small-Cap Fund ..........................         72,220       1,025,520
     Wilmington Prime Money
       Market Fund .............................      1,218,781       1,218,781
                                                                  -------------
   TOTAL AFFILIATED INVESTMENT COMPANIES
     (COST $22,770,903) ........................                     25,341,138
                                                                  -------------
TOTAL INVESTMENTS -- 100.0%
     (Cost $22,770,903) 1 ......................                  $  25,341,138
                                                                  =============

MODERATE ASSET ALLOCATION FUND

AFFILIATED INVESTMENT COMPANIES+ -- 100%
     Wilmington Multi-Manager
       International Fund ......................        501,937   $   4,979,211
     Wilmington Multi-Manager
       Large-Cap Fund ..........................        351,944       4,339,471
     Wilmington Multi-Manager
       Mid-Cap Fund ............................         56,828         733,647
     Wilmington Multi-Manager
       Real Asset Fund .........................        190,679       2,871,628
     Wilmington Multi-Manager
       Small-Cap Fund ..........................         34,739         493,292

                                                                      VALUE
                                                      SHARES        (NOTE 2)
                                                   ------------   -------------
     Wilmington Short/Intermediate-
       Term Bond ...............................        849,619   $   8,300,775
     Wilmington Prime Money
       Market Fund .............................      2,361,944       2,361,944
                                                                  -------------
   TOTAL AFFILIATED INVESTMENT COMPANIES
     (COST $22,030,758) ........................                     24,079,968
                                                                  -------------
TOTAL INVESTMENTS -- 100.0%
     (Cost $22,030,758) 2 ......................                  $  24,079,968
                                                                  =============
CONSERVATIVE ASSET ALLOCATION FUND

AFFILIATED INVESTMENT COMPANIES+ -- 100%
     Wilmington Multi-Manager
       International Fund ......................         46,703   $     463,297
     Wilmington Multi-Manager
       Large-Cap Fund ..........................         33,587         414,123
     Wilmington Multi-Manager
       Real Asset Fund .........................         18,197         274,042
     Wilmington Multi-Manager
       Small-Cap Fund ..........................          4,973          70,620
     Wilmington Short/Intermediate-
       Term Bond ...............................        191,116       1,867,208
     Wilmington Prime Money
       Market Fund .............................        338,106         338,106
                                                                  -------------
   TOTAL AFFILIATED INVESTMENT COMPANIES
     (COST $3,349,368) .........................                      3,427,396
                                                                  -------------
TOTAL INVESTMENTS -- 100.0%
     (Cost $3,349,368) 3 .......................                  $   3,427,396
                                                                  =============

----------
+     The Fund invests in the Institutional Shares of the Affiliated Companies.

1 The cost for Federal income tax purposes is $22,886,009. At June 30, 2006, net unrealized appreciation was $2,455,129. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,455,129.

2 The cost for Federal income tax purposes is $22,136,107. At June 30, 2006, net unrealized appreciation was $1,943,861. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,039,418, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $95,557.

3 The cost for Federal income tax purposes is $3,364,509. At June 30, 2006, net unrealized appreciation was $62,887. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $83,144, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $20,257.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                                                               AGGRESSIVE ASSET  MODERATE ASSET   CONSERVATIVE ASSET
                                                                               ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                                                               ----------------  ---------------  ------------------
ASSETS:
Investment in affiliated investment companies, at market value* .............   $  25,341,138     $ 24,079,968       $  3,427,396
Receivable for fund shares sold .............................................          19,128           21,172                 --
Receivable for investments sold .............................................           9,000               --                 --
Receivable from Advisor .....................................................          14,570           19,033             18,006
Dividends and interest receivable ...........................................           8,977           39,665              7,931
Other assets ................................................................          18,676           26,406             28,043
                                                                                -------------     ------------       ------------
Total assets ................................................................      25,411,489       24,186,244          3,481,376
                                                                                -------------     ------------       ------------
LIABILITIES:
Payable for fund shares redeemed ............................................              --            3,700             12,402
Other accrued expenses ......................................................          25,524           31,148             21,423
                                                                                -------------     ------------       ------------
Total liabilities ...........................................................          25,524           34,848             33,825
                                                                                -------------     ------------       ------------
NET ASSETS ..................................................................   $  25,385,965     $ 24,151,396       $  3,447,551
                                                                                =============     ============       ============
NET ASSETS CONSIST OF:
Paid-in capital .............................................................   $  22,921,896     $ 22,147,361       $  3,382,525
Undistributed net investment income .........................................          16,401           29,140              5,393
Accumulated net realized loss on investments ................................        (122,567)         (74,315)           (18,395)
Net unrealized appreciation of investments ..................................       2,570,235        2,049,210             78,028
                                                                                -------------     ------------       ------------
NET ASSETS ..................................................................   $  25,385,965     $ 24,151,396       $  3,447,551
                                                                                =============     ============       ============
NET ASSETS BY SHARE CLASS:
   Institutional Shares .....................................................   $  23,772,132     $ 19,732,480       $  2,724,645
   Investor Shares ..........................................................       1,613,833        4,418,916            722,906
                                                                                -------------     ------------       ------------
                                                                                $  25,385,965     $ 24,151,396       $  3,447,551
                                                                                =============     ============       ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   ($0.01 par value, unlimited authorized shares):
   Institutional Shares .....................................................       2,254,314        1,915,711            267,933
   Investor Shares ..........................................................         153,164          429,683             71,084
PER SHARE:
   Institutional Shares (net asset value, offering and redemption price) ....   $       10.55     $      10.30       $      10.17
                                                                                -------------     ------------       ------------
   Investor Shares (net asset value (NAV) and redemption price) .............   $       10.54     $      10.28       $      10.17
                                                                                -------------     ------------       ------------
   Investor Shares (Public offering price -- NAV / 0.965) ...................   $       10.92     $      10.65       $      10.54
                                                                                -------------     ------------       ------------

----------
*Investments in affiliated investment companies at cost .....................   $  22,770,903    $  22,030,758       $  3,349,368

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2006 1

                                                                               AGGRESSIVE ASSET  MODERATE ASSET   CONSERVATIVE ASSET
                                                                               ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                                                               ----------------  ---------------  ------------------
INVESTMENT INCOME:
   Dividends from affiliated investment companies ...........................   $     168,977    $     210,873       $     34,366
                                                                                -------------    -------------       ------------
EXPENSES:
   Administration and accounting fees .......................................          24,293           24,083             21,701
   Professional fees ........................................................          23,837           23,216             20,762
   Registration fees ........................................................          19,422           15,068             19,329
   Trustees' fees ...........................................................           9,910            9,910              9,910
   Custody fees .............................................................           8,685            8,685              8,685
   Reports to shareholders ..................................................           7,862            3,938              8,493
   Transfer agent fees ......................................................           2,557            2,172                503
   Compliance services ......................................................           2,229            2,184              1,917
   Distribution fees-Investor Shares ........................................             793            1,828                264
   Offering costs ...........................................................          10,275            9,162              9,887
   Other ....................................................................           1,726            1,650              1,615
                                                                                -------------    -------------       ------------
     Total expenses before fee waivers and expense reimbursements ...........         111,589          101,896            103,066
     Expenses reimbursed by Advisor .........................................         (55,420)         (47,751)           (77,711)
     Sub-administration and accounting fees waived ..........................         (20,213)         (20,332)           (20,332)
                                                                                -------------    -------------       ------------
       Total expenses, net ..................................................          35,956           33,813              5,023
                                                                                -------------    -------------       ------------
   Net investment income ....................................................         133,021          177,060             29,343
                                                                                -------------    -------------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss from investments in affiliated investment companies ....        (122,567)         (74,315)           (18,395)
   Net increase (decrease) in unrealized appreciation (depreciation) of
     investments in affiliated investment companies .........................        (196,388)        (215,957)           (17,525)
                                                                                -------------    -------------       ------------
   Net loss on investments ..................................................        (318,955)        (290,272)           (35,920)
                                                                                -------------    -------------       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   $    (185,934)   $    (113,212)      $     (6,577)
                                                                                =============    =============       ============

----------
1    Commencement of operations was December 20, 2005.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended June 30, 2006 1

                                                                       AGGRESSIVE ASSET   MODERATE ASSET    CONSERVATIVE ASSET
                                                                        ALLOCATION FUND   ALLOCATION FUND    ALLOCATION FUND
                                                                       ----------------   ---------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...........................................    $     133,021      $    177,060        $     29,343
   Net realized loss from investments ..............................         (122,567)          (74,315)            (18,395)
   Net increase (decrease) in unrealized appreciation (depreciation)
      of investments ...............................................         (196,388)         (215,957)            (17,525)
                                                                        -------------      ------------        ------------
Net decrease in net assets resulting from operations ...............         (185,934)         (113,212)             (6,577)
                                                                        -------------      ------------        ------------
Distributions to shareholders from:
   Net investment income:
     Institutional Shares ..........................................         (124,727)         (138,281)            (21,954)
     Investor Shares ...............................................           (6,750)          (24,368)             (4,297)
                                                                        -------------      ------------        ------------
Total distributions ................................................         (131,477)         (162,649)            (26,251)
                                                                        -------------      ------------        ------------
Fund share transactions (Note 5):
   Proceeds from shares sold .......................................        7,294,647         8,453,740           2,376,054
   In-kind purchase ................................................       19,136,684        17,654,514           1,342,704
   Cost of shares issued on reinvestment of distributions ..........           14,002            37,699              11,708
   Cost of shares redeemed .........................................         (741,957)       (1,718,696)           (250,087)
                                                                        -------------      ------------        ------------
Net increase in net assets from Fund share transactions ............       25,703,376        24,427,257           3,480,379
                                                                        -------------      ------------        ------------
Total increase in net assets .......................................       25,385,965        24,151,396           3,447,551
NET ASSETS:
   Beginning of period .............................................               --                --                  --
                                                                        -------------      ------------        ------------
   End of period ...................................................    $  25,385,965      $ 24,151,396        $  3,447,551
                                                                        =============      ============        ============
Undistributed net investment income ................................    $      16,401      $     29,140        $      5,393
                                                                        -------------      ------------        ------------

----------
1     Commencement of operations was December 20, 2005.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout the period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
AGGRESSIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................         $  10.00
                                                                   --------
INVESTMENT OPERATIONS:
   Net investment income 2,3 .............................             0.11
   Net realized and unrealized gain on investments .......             0.50
                                                                   --------
      Total from investment operations ...................             0.61
                                                                   --------
DISTRIBUTIONS:
   From net investment income ............................            (0.06)
                                                                   --------
      Total distributions ................................            (0.06)
                                                                   --------
NET ASSET VALUE -- END OF PERIOD .........................         $  10.55
                                                                   ========
TOTAL RETURN .............................................             6.08%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             0.50%*
      Excluding expense limitations ......................             1.48%*
   Net investment income 3 ...............................             1.90%*
Portfolio turnover rate ..................................               24%**
Net assets at the end of period (000 omitted) ............         $ 23,772

----------
*     Annualized.

**    Not annualized.

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
AGGRESSIVE ASSET ALLOCATION FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................         $  10.00
                                                                   --------
INVESTMENT OPERATIONS:
   Net investment income 2,4 .............................             0.11
   Net realized and unrealized gain on investments .......             0.48
                                                                   --------
      Total from investment operations ...................             0.59
                                                                   --------
DISTRIBUTIONS:
   From net investment income ............................            (0.05)
                                                                   --------
      Total distributions ................................            (0.05)
                                                                   --------
NET ASSET VALUE -- END OF PERIOD .........................         $  10.54
                                                                   ========
TOTAL RETURN 3 ...........................................             5.93%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             0.75%*
      Excluding expense limitations ......................             3.59%*
   Net investment income 4 ...............................             1.90%*
Portfolio turnover rate ..................................               24%**
Net assets at the end of period (000 omitted) ............         $  1,614

----------
*     Annualized.

**    Not annualized.

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
MODERATE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................         $  10.00
                                                                   --------
INVESTMENT OPERATIONS:
   Net investment income 2,3 .............................             0.15
   Net realized and unrealized gain on investments .......             0.22
                                                                   --------
      Total from investment operations ...................             0.37
                                                                   --------
DISTRIBUTIONS:
   From net investment income ............................            (0.07)
                                                                   --------
      Total distributions ................................            (0.07)
                                                                   --------
NET ASSET VALUE -- END OF PERIOD .........................         $  10.30
                                                                   ========
TOTAL RETURN .............................................             3.74%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             0.50%*
      Excluding expense limitations ......................             1.67%*
   Net investment income 3 ...............................             2.74%*
Portfolio turnover rate ..................................               30%**
Net assets at the end of period (000 omitted) ............         $ 19,732

----------
*     Annualized.

**    Not annualized.

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
MODERATE ASSET ALLOCATION FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................         $  10.00
                                                                   --------
INVESTMENT OPERATIONS:
   Net investment income 2,4 .............................             0.16
   Net realized and unrealized gain on investments .......             0.19
                                                                   --------
      Total from investment operations ...................             0.35
                                                                   --------
DISTRIBUTIONS:
   From net investment income ............................            (0.07)
                                                                   --------
      Total distributions ................................            (0.07)
                                                                   --------
NET ASSET VALUE -- END OF PERIOD .........................         $  10.28
                                                                   ========
TOTAL RETURN 3 ...........................................             3.49%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             0.75%*
      Excluding expense limitations ......................             1.87%*
   Net investment income 4 ...............................             3.03%*
Portfolio turnover rate ..................................               30%**
Net assets at the end of period (000 omitted) ............         $  4,419

----------
*     Annualized.

**    Not annualized.

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
CONSERVATIVE ASSET ALLOCATION FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................         $  10.00
                                                                   --------
INVESTMENT OPERATIONS:
   Net investment income 2,3 .............................             0.16
   Net realized and unrealized gain on investments .......             0.10
                                                                   --------
      Total from investment operations ...................             0.26
                                                                   --------
DISTRIBUTIONS:
   From net investment income ............................            (0.09)
                                                                   --------
      Total distributions ................................            (0.09)
                                                                   --------
NET ASSET VALUE -- END OF PERIOD .........................         $  10.17
                                                                   ========
TOTAL RETURN .............................................             2.59%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             0.50%*
      Excluding expense limitations ......................            10.76%*
   Net investment income 3 ...............................             3.05%*
Portfolio turnover rate ..................................               23%**
Net assets at the end of period (000 omitted) ............         $  2,725

----------
*     Annualized.

**    Not annualized.

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                             DECEMBER 20, 2005 1
                                                                   THROUGH
                                                                JUNE 30, 2006
                                                             -------------------
CONSERVATIVE ASSET ALLOCATION FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ...................         $  10.00
                                                                   --------
INVESTMENT OPERATIONS:
   Net investment income 2,4 .............................             0.19
   Net realized and unrealized gain on investments .......             0.06
                                                                   --------
      Total from investment operations ...................             0.25
                                                                   --------
DISTRIBUTIONS:
   From net investment income ............................            (0.08)
                                                                   --------
      Total distributions ................................            (0.08)
                                                                   --------
NET ASSET VALUE -- END OF PERIOD .........................         $  10.17
                                                                   ========
TOTAL RETURN 3 ...........................................             2.53%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations ......................             0.75%*
      Excluding expense limitations ......................            10.98%*
   Net investment income 4 ...............................             3.46%*
Portfolio turnover rate ..................................               23%**
Net assets at the end of period (000 omitted) ............         $    723

----------
*     Annualized.

**    Not annualized.

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 Total Return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

4 The net investment income per share and net investment income ratio in the initial period of operations may not be reflective of longer term results, as a result of volatility in net assets and timing of distributions from the underlying funds.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
      NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS. WT Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the "Trustees") to establish series of shares, each of which constitutes a series separate and distinct from the shares of other series. As of June 30, 2006, the Trust offered 27 series, three of which are included in these financial statements. The three series included are: Wilmington Aggressive Asset Allocation Fund ("Aggressive Asset Allocation Fund"), Wilmington Moderate Asset Allocation Fund ("Moderate Asset Allocation Fund") and Wilmington Conservative Asset Allocation Fund ("Conservative Asset Allocation Fund") (each, a "Fund" and collectively, the "Asset Allocation Funds" or "Funds"). Each Fund will invest in other open-end investment companies (mutual funds) that are series of the Trust (collectively, the "Underlying Funds"). The Underlying Funds include funds that invest in U.S. and foreign stocks, bonds and money market instruments. The Underlying Funds' financial statements are included in separate reports.

      Each Fund offers two classes of shares: Institutional Shares and Investor Shares. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee and a maximum front-end sales charge of 3.50%.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

      SECURITY VALUATION. The Asset Allocation Funds value their investments in the Underlying Funds daily at the closing net asset value ("NAV") of each respective Underlying Fund. Assets held directly by the Allocation Funds and securities held by the Underlying Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Any assets that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the Asset Allocation Funds and/or the Underlying Funds determine the daily NAV. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Futures contracts are valued at the most recent settlement price for the day. Forward foreign currency exchange contracts are valued based on the price of the underlying currency at the prevailing (interpolated) exchange rate, which is a combination of the spot currency rate and the forward currency rate. Securities that do not have a readily available current market value are valued in good faith by using procedures adopted by the Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trustees believe accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by an Underlying Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

      FEDERAL INCOME TAXES. Each Fund is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of premium and accretion of discount. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

      CLASS ACCOUNTING. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

      DISTRIBUTIONS. Effective April 3, 2006, distributions from net investment income for the Conservative Asset Allocation and Moderate Asset Allocation Funds, if any, are declared and paid to shareholders quarterly. Effective May 26, 2006, distributions from net investment income for the Aggressive Asset Allocation Fund, if any, are declared and paid to shareholders quarterly. Prior to the change, distributions from net investment income, if any, were declared and paid to shareholders annually. Distributions from net realized gains, if any, are declared and paid to shareholders annually.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as an investment adviser to the Funds. RSMC does not receive a fee directly from the Funds for its services. Wilmington Trust Investment Management, LLC ("WTIM"), also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM does not receive a fee from the Funds or RSMC for its services.

      In addition to the expenses reflected on the statements of operations, the Funds indirectly bear the investment advisory fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary. RSMC serves as investment adviser for each of the Underlying Funds, and WTIM serves as sub-adviser for each of the Underlying Funds.

      RSMC has contractually agreed to reimburse operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses, excluding class-specific expenses (such as Rule 12b-1 or shareholder services fees), exceed the following percentages of average daily net assets:

                                                             EXPENSE LIMITATION*   EXPIRATION DATE
                                                             -------------------   ---------------
Aggressive Asset Allocation Fund .........................           0.50%         January 1, 2009
Moderate Asset Allocation Fund ...........................           0.50%         January 1, 2009
Conservative Asset Allocation Fund .......................           0.50%         January 1, 2009

----------
* This expense limitation will remain in place until its expiration date, unless the Trustees approve its earlier termination.

      The Funds' Chief Compliance Officer is employed and compensated by RSMC. Effective May 1, 2006, RSMC provides compliance services to the Funds pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. Prior to May 1, 2006, RSMC provided compliance services to the Funds pursuant to a Compliance, Support and Recordkeeping Services Agreement. For those services, RSMC received a service fee at an annual rate of 0.012% of each Fund's average daily net assets plus an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. The fees for these services for the period ended June 30, 2006 are shown separately on the statements of operations.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      Effective May 1, 2006, RSMC provides administrative services to the Funds pursuant to an Administration Agreement. For these services, RSMC receives a fee at the annual rate of 0.0185% of the Trust's first $2 billion of total aggregate daily net assets; 0.0175% of the Trust's next $2 billion of total aggregate daily net assets; 0.0125% of the Trust's next $2 billion of total aggregate daily net assets; and 0.0080% of the Trust's total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the period ended June 30, 2006 amounted to $655, $611 and $188 for the Aggressive Asset Allocation, Moderate Asset Allocation and Conservative Asset Allocation Funds, respectively.

      PFPC Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Funds.

      COMPENSATION OF TRUSTEES AND OFFICERS. Except for the Funds' Chief Compliance Officer, Trustees and Officers of the Funds who are employees or officers of RSMC or WTIM do not receive any compensation from the Funds. Trustees of the Funds, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Funds. Under a Deferred Compensation Plan (the "Plan") adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees' fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

      DISTRIBUTION FEES. The Investor Shares of the Fund have adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows each Fund to pay a fee for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. The 12b-1 Plan provides for a maximum distribution fee at an annual rate of 0.25% of each Fund's average daily net assets of the Investor Shares.

      Wilmington Trust Company ("WTC"), an affiliate of RSMC, serves as custodian and PFPC Trust Company serves as sub-custodian to the Funds. The Funds pay WTC for its services as custodian and WTC pays PFPC Trust Company for its services as sub-custodian. The fees for these services for the period ended June 30, 2006 are shown separately in the statements of operations.

4.    INVESTMENT SECURITIES TRANSACTIONS. During the period ended June 30, 2006,
      purchases  and  sales  of  investment   securities  (excluding  short-term
      investments) were as follows:

                                               AGGRESSIVE ASSET  MODERATE ASSET   CONSERVATIVE ASSET
                                               ALLOCATION FUND   ALLOCATION FUND   ALLOCATION FUND
                                               ----------------  ---------------  ------------------
Purchases ..................................      $10,910,093       $9,982,824      $2,506,228
Sales ......................................        2,987,447        3,243,986         392,388

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS. Transactions in shares of capital stock for the period ended June 30, 2006 for the Institutional Shares and Investor Shares were as follows.

                                               INSTITUTIONAL SHARES        INVESTOR SHARES
                                             -----------------------   ----------------------
                                               SHARES      DOLLARS       SHARES      DOLLARS
                                             ---------   -----------   ---------   ----------
Aggressive Asset Allocation Fund

Sold ......................................    531,531   $ 5,661,033     152,729   $1,633,614
In-kind purchase ..........................  1,791,274    19,136,684          --           --
Issued on reinvestment of distributions....        815         8,282         563        5,720
Redeemed ..................................    (69,306)     (740,680)       (128)      (1,277)
                                             ---------   -----------   ---------   ----------
Net increase ..............................  2,254,314   $24,065,319     153,164   $1,638,057
                                             =========   ===========   =========   ==========
Moderate Asset Allocation Fund

Sold ......................................    384,952   $ 3,996,724     427,686   $4,457,016
In-kind purchase ..........................  1,695,539    17,654,514          --           --
Issued on reinvestment of distributions....      1,344        13,576       2,392       24,123
Redeemed ..................................   (166,124)   (1,714,632)       (395)      (4,064)
                                             ---------   -----------   ---------   ----------
Net increase ..............................  1,915,711   $19,950,182     429,683   $4,477,075
                                             =========   ===========   =========   ==========

Conservative Asset Allocation Fund

Sold ......................................    155,235   $ 1,585,134      77,032   $  790,920
In-kind purchase ..........................    130,444     1,342,704          --           --
Issued on reinvestment of distributions....        126         7,924         377        3,784
Redeemed ..................................    (17,872)     (186,648)     (6,325)     (63,439)
                                             ---------   -----------   ---------   ----------
Net increase ..............................    267,933   $ 2,749,114      71,084   $  731,265
                                             =========   ===========   =========   ==========

      IN-KIND PURCHASE. On March 15, 2006, the Wilmington Trust Maximum Appreciation Strategic Allocation Fund, Wilmington Trust Strategic Allocation Fund, Wilmington Trust Balanced Strategic Allocation Fund, and Wilmington Trust Growth & Income Strategic Allocation Fund (the
      "Wilmington Common Trust Funds"), transferred all of their assets, including their securities, to the Funds in exchange for Institutional Shares based on the assets transferred to each respective Fund divided by the net asset value of the respective Fund's Institutional Shares. For Federal income tax purposes, the transfers were treated as tax-free exchanges and the Wilmington Common Trust Funds basis in the transferred securities carried over to the respective Funds. The transactions are summarized as follows:

                                                                     UNREALIZED
                                                  ASSETS RECEIVED   APPRECIATION
                                                   ON 3/15/2006     ON 3/15/2006
                                                  ---------------   ------------
      Aggressive Asset Allocation Fund .........    $19,136,684      $2,766,623
      Moderate Asset Allocation Fund ...........     17,654,514       2,265,167
      Conservative Asset Allocation Fund .......      1,342,704          95,553

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
      NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

6. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as "ordinary income" for tax purposes. Accordingly, the character of distributions and composition of net assets for Federal tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences due to timing of recognition of income or gain do not require such reclassification. At June 30, 2006, the following reclassifications were made within the capital accounts to reflect permanent differences attributable to nondeductable organization costs:

                                                  AGGRESSIVE ASSET    MODERATE ASSET   CONSERVATIVE ASSET
                                                  ALLOCATION FUND    ALLOCATION FUND     ALLOCATION FUND
                                                  ----------------   ---------------   ------------------
Paid-in-capital ...............................      $  (14,857)       $  (14,729)          $ (2,301)
Undistributed net investment income ...........          14,857            14,729              2,301

      The tax character of distributions paid for the period ended June 30, 2006 was as follows:

                                                  AGGRESSIVE ASSET    MODERATE ASSET   CONSERVATIVE ASSET
                                                  ALLOCATION FUND    ALLOCATION FUND     ALLOCATION FUND
                                                  ----------------   ---------------   ------------------
PERIOD ENDED JUNE 30, 2006
Ordinary income ...............................      $  131,477        $  162,649           $ 26,251

      As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

                                                  AGGRESSIVE ASSET    MODERATE ASSET   CONSERVATIVE ASSET
                                                  ALLOCATION FUND    ALLOCATION FUND     ALLOCATION FUND
                                                  ----------------   ---------------   ------------------
Undistributed ordinary income .................      $   17,324        $   61,097           $  6,316
Post-October losses ...........................          (7,461)               --             (3,254)
Other temporary differences ...................            (923)             (923)              (923)
Net unrealized appreciation of
   investments ................................       2,455,129         1,943,861             62,887
                                                     ----------        ----------           --------
Total accumulated earnings ....................      $2,464,069        $2,004,035           $ 65,026
                                                     ==========        ==========           ========

      Post-October losses represent net losses realized from November 1, 2005 through June 30, 2006, that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having been recognized the following fiscal year.

      The differences between book basis and tax basis components of accumulated earnings (deficit) are primarily attributable to tax deferral of losses on wash sales and deferred compensation of Trustees.

7. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and Wilmington Conservative Asset Allocation Fund (the "Funds") (three of the series constituting WT Mutual Fund) as of June 30, 2006, and the related statements of operations, statements of changes in net assets, and financial highlights for the period from December 20, 2005 (commencement of operations) to June 30, 2006. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the Underlying Funds' transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington Aggressive Asset Allocation Fund, Wilmington Moderate Asset Allocation Fund and Wilmington Conservative Asset Allocation Fund series of WT Mutual Fund at June 30, 2006, and the results of their operations, the changes in their net assets, and their financial highlights for the period from December 20, 2005 (commencement of operations) to June 30, 2006, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 11, 2006

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income distribution (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV. The percentage of ordinary income distributions that qualify is as follows:

                                                   QUALIFIED
                                                   DIVIDENDS
                                                   ---------
            Aggressive Asset Allocation Fund ....    71.5%
            Moderate Asset Allocation Fund ......    24.9
            Conservative Asset Allocation Fund ..    17.4

For corporate shareholders,  the percentage of the ordinary income distributions
(dividend  income  plus  short-term   gains,  if  any)  which  qualify  for  the
dividends-received deductions is as follows:

            Aggressive Asset Allocation Fund ......  72.6%
            Moderate Asset Allocation Fund ........  26.2
            Conservative Asset Allocation Fund ....  20.2

In January 2007, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2006, including any distributions paid between June 30, 2006 and December 31, 2006.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT  Mutual  Fund  (the  "Trust")  is  governed  by  a  Board  of  Trustees  (the
"Trustees"). The primary responsibility of the Trustees of the Trust is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

The following table presents certain information regarding the Trustees and Officers of the Trust. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it related to the Trust is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and is available, without charge, upon request, by calling (800) 336-9970 or by visiting the Funds' website at www.wilmingtonfunds.com.

INTERESTED TRUSTEES

                                                                                                         NUMBER OF
                                                                                                         FUNDS IN
                                                                                     PRINCIPAL             FUND         OTHER
                               POSITION(S)            TERM OF OFFICE AND           OCCUPATION(S)          COMPLEX     DIRECTORSHIPS
       NAME AND                 HELD WITH               LENGTH OF TIME              DURING PAST         OVERSEEN BY     HELD BY
    DATE OF BIRTH                 TRUST                     SERVED                   FIVE YEARS           TRUSTEE       TRUSTEE
----------------------   -----------------------   ------------------------   -----------------------   -----------   -------------
NEIL WOLFSON 1           Trustee, President and    Shall serve at the         Chief Investment              27            None
Date of Birth: 6/64      Chief Executive Officer   pleasure of the Board      Officer of Wilmington
                                                   and until successor is     Trust Investment
                                                   elected and qualified.     Management, LLC
                                                   Trustee since September    ("WTIM") since July
                                                   2005; President and        2004; Previously,
                                                   Chief Executive Officer    Partner with KPMG from
                                                   since January 2006.        1996 to 2004.

ROBERT J. CHRISTIAN 2    Trustee                   Shall serve until death,   Executive Vice                27            None
Date of Birth: 2/49                                resignation or removal.    President and Chief
                                                   Trustee since October      Investment Officer of
                                                   1998; President and        Wilmington Trust
                                                   Chairman of the Board      Company from 1996 to
                                                   from October 1998 to       2005; President of
                                                   January 2006.              Rodney Square
                                                                              Management Corporation
                                                                              ("RSMC") from 1996 to
                                                                              2005; Vice President of
                                                                              RSMC from 2005 to 2006.

----------
1     Mr. Wolfson is an "Interested  Trustee" by reason of his position as Chief
      Investment  Officer  of  Wilmington  Trust  Investment   Management,   LLC
      ("WTIM"), an affiliate of RSMC.

2 Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, an investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                                  NUMBER OF
                                                                                                  FUNDS IN
                                                                           PRINCIPAL                FUND           OTHER
                        POSITION(S)       TERM OF OFFICE AND              OCCUPATION(S)            COMPLEX      DIRECTORSHIPS
     NAME AND           HELD WITH          LENGTH OF TIME                 DURING PAST            OVERSEEN BY      HELD BY
   DATE OF BIRTH          TRUST                SERVED                      FIVE YEARS              TRUSTEE         TRUSTEE
--------------------   ------------   -------------------------   ----------------------------   -----------   ---------------
ROBERT ARNOLD          Trustee        Shall serve until death,    Founder and co-manager,            27        First Potomac
Date of Birth: 3/44                   resignation or removal.     R. H. Arnold & Co., Inc.                     Realty Trust
                                      Trustee since May 1997.     (investment banking company)                 (real estate
                                                                  since 1989.                                  investment
                                                                                                               trust).

DR. ERIC BRUCKER       Trustee        Shall serve until death,    Professor of Economics,            27             None
Date of Birth: 12/41                  resignation or removal.     Widener University since
                                      Trustee since October       July 2004; formerly, Dean,
                                      1999.                       School of Business
                                                                  Administration of Widener
                                                                  University from 2001 to
                                                                  2004; Dean, College of
                                                                  Business, Public Policy and
                                                                  Health at the University of
                                                                  Maine from September 1998 to
                                                                  June 2001.

NICHOLAS GIORDANO      Trustee and    Shall serve until death,    Consultant, financial              27        Kalmar Pooled
Date of Birth: 3/43    Chairman of    resignation or removal.     services organizations from                  Investment
                       the Board      Trustee since October       1997 to present; Interim                     Trust;
                                      1998; Chairman of the       President, LaSalle                           Independence
                                      Board since January 2006.   University from 1998 to 1999.                Blue Cross; and
                                                                                                               IntriCon
                                                                                                               Corporation
                                                                                                               (industrial
                                                                                                               furnaces and
                                                                                                               ovens).

LOUIS KLEIN, JR.       Trustee        Shall serve until death,    Self-employed financial            32        CRM Mutual Fund
Date of Birth: 5/35                   resignation or removal.     consultant since 1991.                       Trust (since
                                      Trustee since October                                                    June 2005); WHX
                                      1999.                                                                    Corporation
                                                                                                               (industrial
                                                                                                               manufacturer).

CLEMENT C. MOORE, II   Trustee        Served as Trustee from      Managing Partner, Mariemont        32        CRM Mutual Fund
Date of Birth: 9/44                   October 1999 until his      Holdings, LLC, (real estate                  Trust (since
                                      resignation in July 2006.   holding and development                      June 2005).
                                                                  company) since 1980.

JOHN J. QUINDLEN       Trustee        Shall serve until death,    Retired since 1993.                27             None
Date of Birth: 5/32                   resignation or removal.
                                      Trustee since October
                                      1999.

MARK A. SARGENT        Trustee        Shall serve until death,    Dean and Professor of Law,         27             None
Date of Birth: 4/51                   resignation or removal.     Villanova University School
                                      Trustee since November      of Law since July 1997.
                                      2001.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS
------------------------------------------
   TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                              PRINCIPAL               FUND           OTHER
                             POSITION(S)       TERM OF OFFICE AND           OCCUPATION(S)            COMPLEX     DIRECTORSHIPS
     NAME, ADDRESS            HELD WITH         LENGTH OF TIME               DURING PAST           OVERSEEN BY      HELD BY
   AND DATE OF BIRTH            TRUST               SERVED                    FIVE YEARS             TRUSTEE        TRUSTEE
------------------------   --------------   -----------------------   --------------------------   -----------   -------------
ERIC K. CHEUNG             Vice President   Shall serve at the        Vice President, Wilmington       N/A           N/A
1100 North Market Street                    pleasure of the Board     Trust Company since 1986;
Wilmington, DE 19890                        and until successor is    and Vice President and
Date of Birth: 12/54                        elected and qualified.    Director, RSMC since 2001.
                                            Officer since October
                                            1998.

JOSEPH M. FAHEY, JR.       Vice President   Shall serve at the        Vice President, RSMC since       N/A           N/A
1100 North Market Street                    pleasure of the Board     1992.
Wilmington, DE 19890                        and until successor is
Date of Birth: 1/57                         elected and qualified.
                                            Officer since November
                                            1999.

JOHN J. KELLEY             Vice             Shall serve at the        Vice President of RSMC           N/A           N/A
1100 North Market Street   President,       pleasure of the Board     since July 2005; Vice
Wilmington, DE 19890       Chief            and until successor is    President of PFPC Inc.
Date of Birth: 9/59        Financial        elected and qualified.    from January 2005 to July
                           Officer,         Officer since September   2005; Vice President of
                           Treasurer &      2005.                     Administration, 1838
                           Secretary                                  Investment Advisors, LP
                                                                      from 1999 to 2005; Chief
                                                                      Compliance Officer, 1838
                                                                      Investment Advisors, LP
                                                                      from 2004 to 2005.

WILLIAM P. RICHARDS, JR.   Vice President   Shall serve at the        Managing Director, Roxbury       N/A           N/A
100 Wilshire Boulevard                      pleasure of the Board     Capital Management LLC
Suite 1000                                  and until successor is    (registered investment
Santa Monica, CA 90401                      elected and qualified.    adviser) since 1998.
Date of Birth: 11/36                        Officer since November
                                            2004.

ANNA M. BENCROWSKY         Chief            Shall serve at the        Chief Compliance Officer,        N/A           N/A
1100 North Market Street   Compliance       pleasure of the Board     RSMC since 2004; Vice
Wilmington, DE 19890       Officer          and until successor is    President and Chief
Date of Birth: 5/51                         elected and qualified;    Compliance Officer, 1838
                                            Officer since September   Investment Advisors, LP
                                            2004.                     from 1998 to 2004.

WILMINGTON FUNDS -- ASSET ALLOCATION FUNDS (UNAUDITED)
------------------------------------------------------

--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust's portfolios is available without charge on the SEC's website at http://www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30, 2006 is available without charge, on the SEC's website listed above.

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                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                 Mark A. Sargent
                                  Neil Wolfson
                              --------------------

                                    OFFICERS

                            Neil Wolfson, PRESIDENT/
                             CHIEF EXECUTIVE OFFICER
                         John J. Kelley, VICE PRESIDENT/
                 CHIEF FINANCIAL OFFICER/TREASURER AND SECRETARY
                           Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                    William P. Richards, Jr., VICE PRESIDENT
                  Anna M. Bencrowsky, CHIEF COMPLIANCE OFFICER
                              --------------------

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR

                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                              --------------------

THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE WILMINGTON ASSET ALLOCATION FUNDS -- INSTITUTIONAL SHARES OR INVESTOR SHARES.

WAAF-ANN-6/06

                                                                      WILMINGTON
                                                                           FUNDS
--------------------------------------------------------------------------------
ETF ALLOCATION FUND
--------------------------------------------------------------------------------

                                     ANNUAL
                                  June 30, 2006
--------------------------------------------------------------------------------

WILMINGTON FUNDS -- ETF ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTENTS                                                                    page

President's Message .......................................................    3

Expense Disclosure ........................................................    6

Disclosure of Portfolio Holdings ..........................................    8

Investments ...............................................................    9

Financial Statements ......................................................   10

Financial Highlights ......................................................   13

                                                                            page

Notes to Financial Statements .............................................   15

Report of Independent Registered Public Accounting Firm ...................   19

Tax Information ...........................................................   20

Trustees and Officers .....................................................   21

--------------------------------------------------------------------------------

DESCRIPTION OF INDICES

It is not possible to invest directly in an index. All indices represented are unmanaged.

All indices include reinvestment of dividends and interest income unless otherwise noted.

MSCI EAFE(R) INDEX (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of May 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI EMERGING MARKETS INDEX(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) GROWTH INDEX measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   DESCRIPTION OF INDICES -- CONTINUED
--------------------------------------------------------------------------------

RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

STANDARD & POOR'S 500 INDEX (S&P 500(R)) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

      The fiscal period ended June 30, 2006, was marked by the continuation of the Federal Reserve's campaign to raise interest rates, an upturn in the rate of inflation, and slower economic growth. Worries about these developments led to a spike in financial market volatility during the second quarter of 2006. During that three-month stretch, small-capitalization and emerging market stocks, high-yield bonds, and commodities all experienced significant price declines as investors reined in their appetites for risk. The previous nine months--and, on balance, Wilmington ETF Allocation Fund's fiscal period ended June 30, 2006--proved challenging for bondholders but rewarding for equity investors.

      The broad U.S. stock market, as measured by the Russell 3000 Index, recorded a 12-month and 6-month total return of 9.56% and 3.23%, respectively. Smaller companies led the advance, despite being hit harder than their large-cap counterparts in the second quarter downturn. The Russell 2000 Index, a gauge of small-capitalization stocks, returned 14.58% for the full year and 8.21% for the last six months, while the Russell 1000 Index of large-cap stocks returned 9.08% and 2.76% over the same respective periods. Small-cap value and growth stocks delivered virtually identical returns for the year--the Russell 2000 Growth and Value indices advanced 14.58% and 14.60%, respectively. For the six-month period, the returns were 6.07% and 10.44%, respectively--but among larger companies, value-oriented shares booked nearly twice the gain of growth stocks. The Russell 1000 Value Index returned 12.10% and 6.56%, while the Russell 1000 Growth Index returned 6.12% and -0.93%, for the year and six-month period, respectively.

      Investors in international stocks enjoyed another banner year. The MSCI EAFE Index, which tracks equity performance in more than 20 developed markets, returned 26.56% during the 12 months and 10.16% for the six months ended June 30, 2006. International stocks have been outpacing U.S. shares for years now--beating them each calendar year between 2002 and 2005--thanks in large part to a resurgent Japanese market. The emerging markets did even better than the developed markets; the MSCI Emerging Markets (net) Index soared 35.19%.

      As the third quarter of 2006 got under way, much attention was focused on the increase in stock price volatility. Volatility did rise during the second quarter--the S&P 500 Index rose or fell by 1% or more on 22% of the trading days--but it was much more a return to typical market conditions than a runaway surge in volatility. Over the long term, the index has recorded daily price swings of 1% or more roughly 16% of the time. We believe investors would be well-served to view the uptick in volatility as a gentle reminder of the risks inherent in investing and the wisdom of maintaining broadly diversified portfolios.

WILMINGTON ETF ALLOCATION FUND

      The Wilmington ETF Allocation Fund - Institutional Shares (the "Fund") returned 5.11% for the period December 20, 2005, commencement of operations, through June 30, 2006, compared to a return of 1.85% for the Standard & Poor's 500 Index. For the quarter ended June 30, 2006, the Fund was down 1.77% versus 1.44% for the S&P 500. The Fund's allocation has remained "aggressive" relative to the S&P 500, with maximum allocations to small-cap, international, emerging markets, and REITs. Valuations in these sectors are reasonable and while short-term momentum turned negative, our longer-term momentum models remained positive. We did make two tactical shifts in the quarter, first by moving 15% in the S&P 500 Index to the Russell 2000 Growth Index and second, shifting 16.5% of the portfolio from the Russell 2000 Growth Index to the Russell 2000 Value Index.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

      The following graph compares the performance of the ETF Allocation Fund with that of the S&P 500(R) Index since the commencement of operations through June 30, 2006.

                               ETF ALLOCATION FUND
       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           S&P 500(R) Index     ETF Allocation Fund --    ETF Allocation Fund --
                                Institutional Shares      Investor Shares
6/30/96    $10,000                  $10,000                    $ 9,650
6/30/97     10,185                   10,511                     10,122


                                   Total Return
                                   ------------

                                                        SINCE
                                                     INCEPTION 1
                                                     -----------
ETF Allocation Fund -- Institutional Shares             5.11%
ETF Allocation Fund -- Investor Shares 2                1.22%
ETF Allocation Fund -- Investor Shares at NAV           4.86%
S&P 500(R) Index                                        1.85%

----------
      THE GRAPH SHOWS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN INSTITUTIONAL SHARES AND INVESTOR SHARES OF THE FUND FOR THE PERIOD DECEMBER 20, 2005, COMMENCEMENT OF OPERATIONS, THROUGH JUNE 30, 2006, COMPARED TO THE PERFORMANCE OF THE FUND'S BENCHMARK INDEX FOR THE SAME PERIOD. ENDING VALUES AND TOTAL RETURNS SHOWN IN THE TABLE ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. TOTAL RETURNS WOULD BE LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED.

      PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-336-9970.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1 SINCE INCEPTION RETURNS ARE CUMULATIVE RETURNS FOR THE PERIOD DECEMBER 20, 2005 THROUGH JUNE 30, 2006.

2     PERFORMANCE  REFLECTS THE DEDUCTION OF THE 3.50% MAXIMUM  FRONT-END  SALES
      CHARGE.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   PRESIDENT'S MESSAGE -- CONTINUED
--------------------------------------------------------------------------------

      We invite your comments and questions and thank you for your investment in the Wilmington ETF Allocation Fund. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                                       Sincerely,

                                                       /s/ Neil Wolfson

                                                       Neil Wolfson
                                                       President

      July 24, 2006

      YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. A PROSPECTUS WITH THIS AND OTHER INFORMATION MAY BE OBTAINED BY CALLING 800-336-9970 OR VISITING THE FUND'S WEB SITE AT WWW.WILMINGTONFUNDS.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

      MR. WOLFSON'S COMMENTS REFLECT THE INVESTMENT ADVISER'S VIEWS GENERALLY REGARDING THE MARKET AND THE ECONOMY AND ARE COMPILED FROM THE INVESTMENT ADVISER'S RESEARCH AND FROM COMMENTS PROVIDED BY THE PORTFOLIO MANAGERS OF THE FUND. THESE COMMENTS REFLECT OPINIONS AS OF THE DATE WRITTEN AND ARE SUBJECT TO CHANGE AT ANY TIME.

      DISTRIBUTED BY PROFESSIONAL FUNDS DISTRIBUTOR, LLC.

      SEE FINANCIAL HIGHLIGHTS.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   EXPENSE DISCLOSURE
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table illustrates your Fund's costs in two ways.

      o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

      o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   EXPENSE DISCLOSURE -- CONTINUED
--------------------------------------------------------------------------------

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

EXPENSE TABLE

                                                     BEGINNING    ENDING                  EXPENSES
                                                      ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                       VALUE       VALUE      EXPENSE      DURING
                                                      1/01/06     6/30/06      RATIO      PERIOD *
                                                     ---------   ---------   ----------   --------
ETF ALLOCATION FUND -- INSTITUTIONAL SHARES
Actual Fund Return ...............................   $1,000.00   $1,066.00         0.70%  $   3.59
Hypothetical 5% Return Before Expenses ...........    1,000.00    1,021.32         0.70%      3.51

ETF ALLOCATION FUND -- INVESTOR SHARES
Actual Fund Return ...............................   $1,000.00   $1,063.50         0.95%  $   4.86
Hypothetical 5% Return Before Expenses ...........    1,000.00    1,020.08         0.95%      4.76

----------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent fiscal half-year, then divided by 365.

      The Fund invests a substantial portion of its assets in the ETFs, which are registered investment companies. In addition to the expenses reflected above, the Fund also indirectly bears fees and expenses charges by the ETFs.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

JUNE 30, 2006

The following tables present a summary of the portfolio holdings of the ETF Allocation Fund as a percentage of its total investments.

EXCHANGE TRADED FUNDS
   U.S. Equity Funds                          59.4%
   International Equity Funds                 30.4%
   Real Estate Funds                           9.9%
SHORT-TERM INVESTMENTS                         0.3%
                                             -----
                                             100.0%
                                             =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust files a complete schedule of investments with the SEC for its first and third fiscal quarters on Form N-Q. Form N-Q is available without charge by visiting the SEC's website at http://www.sec.gov, or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 2)
                                                           -------   -----------
EXCHANGE TRADED FUNDS -- 99.7%
   iShares Cohen & Steers Realty
     Majors Index Fund .................................   24,924   $ 2,087,136
   iShares MSCI EAFE
     Index Fund ........................................   80,930     5,292,013
   iShares MSCI Emerging
     Markets Index Fund ................................   11,530     1,082,667
   iShares Russell 1000 Value
     Index Fund ........................................   99,139     7,249,044
   iShares Russell 2000 Value
     Index Fund ........................................   47,791     3,458,634
   iShares S&P SmallCap 600
     Growth Index Fund .................................   14,286     1,751,463
                                                                    -----------
TOTAL EXCHANGE TRADED FUNDS
   (COST $20,384,009) ..................................             20,920,957
                                                                    -----------

                                                                      VALUE
                                                           SHARES    (NOTE 2)
                                                           ------   -----------
SHORT-TERM INVESTMENTS -- 0.3%
   BlackRock Liquidity Funds
     TempCash Portfolio --
     Institutional Series ..............................   28,227   $    28,227

   BlackRock Liquidity Funds
     TempFund Portfolio --
     Institutional Series ..............................   28,228        28,228
                                                                    -----------
   TOTAL SHORT-TERM INVESTMENTS
   (COST $56,455) ......................................                 56,455
                                                                    -----------
TOTAL INVESTMENTS -- 100.0%
   (Cost $20,440,464) 1 ................................            $20,977,412
                                                                    ===========

----------
1 The cost for Federal income tax purposes is $20,485,221. At June 30, 2006, net unrealized appreciation was $492,191. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $501,666, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $9,475.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

ASSETS:
Investment in securities, at value* ............................   $ 20,977,412
Receivable for fund shares sold ................................        124,800
Receivable from Advisor ........................................         17,679
Dividends and interest receivable ..............................            231
Other assets ...................................................         36,908
                                                                   ------------
Total assets ...................................................     21,157,030
                                                                   ------------

LIABILITIES:
Payable for fund shares redeemed ...............................          4,727
Payable for investments purchased ..............................         49,853
Other accrued expenses .........................................         19,215
                                                                   ------------
Total liabilities ..............................................         73,795
                                                                   ------------
NET ASSETS .....................................................   $ 21,083,235
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital ................................................   $ 20,823,670
Undistributed net investment income ............................         70,592
Accumulated net realized loss on investments ...................       (347,975)
Net unrealized appreciation of investments .....................        536,948
                                                                   ------------
NET ASSETS .....................................................   $ 21,083,235
                                                                   ============

NET ASSETS BY SHARE CLASS:
   Institutional Shares ........................................   $ 20,440,599
   Investor Shares .............................................        642,636
                                                                   ------------
                                                                   $ 21,083,235
                                                                   ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   ($0.01 par value, unlimited authorized shares):
   Institutional Shares ........................................      1,947,493
   Investor Shares .............................................         61,318

PER SHARE:
Institutional Shares (net asset value, offering and
   redemption price) ...........................................   $      10.50
                                                                   ------------
Investor Shares (net asset value (NAV) and redemption price) ...   $      10.48
                                                                   ------------
Investor Shares (public offering price -- NAV / 0.965) .........   $      10.86
                                                                   ------------
*Investments at cost ...........................................   $ 20,440,464

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Period Ended June 30, 2006 1

INVESTMENT INCOME:
   Dividends ...................................................   $    120,180
   Interest ....................................................            107
                                                                   ------------
   Total investment income .....................................        120,287
                                                                   ------------

EXPENSES:
   Advisory fees ...............................................         34,626
   Administration and accounting fees ..........................         16,226
   Professional fees ...........................................         20,675
   Registration fees ...........................................         21,189
   Trustees' fees ..............................................          9,910
   Distribution fees--Investor Shares ..........................            336
   Custody fees ................................................         11,611
   Reports to shareholders .....................................         15,755
   Transfer agent fees .........................................          1,609
   Compliance services .........................................          2,331
   Offering costs ..............................................         18,451
   Other .......................................................          2,818
                                                                   ------------
      Total expenses before fee waivers ........................        155,537
      Expenses waived/reimbursed by Adviser ....................        (95,272)
      Sub-administration and accounting fees waived ............        (11,453)
                                                                   ------------
         Total expenses, net ...................................         48,812
                                                                   ------------
   Net investment income .......................................         71,475
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments ............................       (347,975)
   Net increase in unrealized appreciation on investments ......        536,948
                                                                   ------------
   Net gain on investments .....................................        188,973
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $    260,448
                                                                   ============

----------
1     The Fund commenced operations on December 20, 2005.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended June 30, 2006 1

INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .......................................   $     71,475
   Net realized loss on investments ............................       (347,975)
   Net increase (decrease) in unrealized appreciation
      (depreciation) on investments ............................        536,948
                                                                   ------------
   Net increase in net assets resulting from operations ........        260,448
                                                                   ------------

Distributions to shareholders from:
   Net investment income:
      Institutional Shares .....................................        (19,940)
      Investor Shares ..........................................           (323)
                                                                   ------------
Total distributions ............................................        (20,263)
                                                                   ------------

Fund share transactions (Note 5):
   Proceeds from shares sold ...................................     20,993,784
   Cost of shares issued on reinvestment of distributions ......          6,126
   Cost of shares redeemed .....................................       (156,860)
                                                                   ------------
Net increase in net assets from Fund share transactions ........     20,843,050
                                                                   ------------
Total increase in net assets ...................................     21,083,235

NET ASSETS:
   Beginning of period .........................................             --
                                                                   ------------
   End of period ...............................................   $ 21,083,235
                                                                   ============
Undistributed net investment income ............................   $     70,592
                                                                   ------------
----------
1     The Fund commenced operations on December 20, 2005.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The following tables include selected data for a share outstanding throughout the period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                               FOR THE PERIOD
                                                            DECEMBER 20, 2005 1
                                                                  THROUGH
                                                               JUNE 30, 2006
                                                            -------------------
ETF ALLOCATION FUND -- INSTITUTIONAL SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ..................         $  10.00
                                                                  --------
INVESTMENT OPERATIONS:
   Net investment income 2 ..............................             0.06
   Net realized and unrealized gain on  investments .....             0.45
                                                                  --------
      Total from investment operations ..................             0.51
                                                                  --------
DISTRIBUTIONS:
   From net investment income ...........................            (0.01)
                                                                  --------
      Total distributions ...............................            (0.01)
                                                                  --------
NET ASSET VALUE -- END OF PERIOD ........................         $  10.50
                                                                  ========
TOTAL RETURN ............................................             5.11%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .....................             0.70%*
      Excluding expense limitations .....................             2.24%*
   Net investment income ................................             1.03%*
Portfolio turnover rate .................................               58%**
Net assets at the end of period (000 omitted) ...........         $ 20,441

----------
*     Annualized.

**    Not annualized.

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                            DECEMBER 20, 2005 1
                                                                  THROUGH
                                                               JUNE 30, 2006
                                                            -------------------
ETF ALLOCATION FUND -- INVESTOR SHARES

NET ASSET VALUE -- BEGINNING OF PERIOD ..................         $  10.00
                                                                  --------

INVESTMENT OPERATIONS:
   Net investment income 2 ..............................             0.06
   Net realized and unrealized gain on investments ......             0.43
                                                                  --------
      Total from investment operations ..................             0.49
                                                                  --------
DISTRIBUTIONS:
   From net investment income ...........................            (0.01)
                                                                  --------
      Total distributions ...............................            (0.01)
                                                                  --------
NET ASSET VALUE -- END OF PERIOD ........................         $  10.48
                                                                  ========
TOTAL RETURN 3 ..........................................             4.86%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses:
      Including expense limitations .....................             0.95%*
      Excluding expense limitations .....................             2.38%*
   Net investment income ................................             1.09%*
Portfolio turnover rate .................................               58%**
Net assets at the end of period (000 omitted) ...........         $    643

*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment income per share was calculated using the average shares outstanding method.

3 The total return does not reflect the impact of the maximum front-end sales load of 3.50%. If reflected, the return would be lower.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. WT Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the "Trustees") to establish series of shares, each of which constitutes a series separate and distinct from the shares of other series. As of June 30, 2006, the Trust offered 27 series, one of which, the Wilmington ETF Allocation Fund (the "Fund") is included in these financial statements. The Fund primarily invests in Exchange Traded Funds ("ETFs"). ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs seek to track a specified securities index or a basket of securities that an "index provider" (such as Standard & Poor, Russell or MSCI) selects as representative of a market, market segment, industry sector, country or geographic region. An ETF portfolio generally holds the same stocks or bonds as the index it tracks (or it may hold a representative sample of such securities).

      The Fund offers two classes of shares: Institutional Shares and Investor Shares. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a Rule 12b-1 distribution fee and a maximum front end sales charge of 3.50%.

2.    SIGNIFICANT  ACCOUNTING  POLICIES.  The  following  is a  summary  of  the
      significant   accounting   policies  of  the  Fund:

      SECURITY VALUATION. Securities held by the Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith by using procedures adopted by the Trustees. When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trustees believe accurately reflects fair value. The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

      FEDERAL INCOME TAXES. The Fund is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of premium and accretion of discount.

      The Fund records expenses as incurred. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets. In addition to the expenses reflected on the statement of operations, the Fund indirectly bears the investment advisory fees and other expenses of the ETFs in which it invests. Because each of the ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

      CLASS ACCOUNTING. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

      DISTRIBUTIONS TO SHAREHOLDERS. Effective May 26, 2006, distributions from net investment income, if any, are declared and paid to shareholders quarterly. Prior to the change, distributions from net investment income, if any, were declared and paid to shareholders annually. Distributions from net realized gains, if any, are declared and paid to shareholders annually.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation, serves as the investment adviser to the Fund. For its services, RSMC receives a fee of 0.50% of the Fund's first $1 billion of average daily net assets, 0.45% of the Fund's next $1 billion of average daily net assets and 0.40% of the Fund's average daily net assets in excess of $2 billion. Wilmington Trust Investment Management, LLC ("WTIM"), also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee.

      RSMC has contractually agreed to waive a portion of its advisory fee or reimburse other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses exceed 0.70% of average daily net assets, excluding class-specific expenses (such as Rule 12b-1 and shareholder services). The undertaking will remain in place until January 1, 2009 unless the Trustees approve its earlier termination.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      The Fund's Chief Compliance Officer is employed and compensated by RSMC. Effective May 1, 2006, RSMC provides compliance services to the Fund pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. Prior to May 1, 2006, RSMC provided compliance services to the Fund pursuant to a Compliance, Support and Recordkeeping Services Agreement. For those services, RSMC received a service fee at an annual rate of 0.012% of each Fund's average daily net assets plus an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. The fees for these services for the period ended June 30, 2006 are shown separately on the statement of operations.

      Effective May 1, 2006, RSMC provides administrative services to the Fund pursuant to an Administration Agreement. For these services, RSMC receives a fee at the annual rate of 0.0185% of the Trust's first $2 billion of total aggregate daily net assets; 0.0175% of the Trust's next $2 billion of total aggregate daily net assets; 0.0125% of the Trust's next $2 billion of total aggregate daily net assets; and 0.0080% of the Trust's total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the period ended June 30, 2006 amounted to $513.

      PFPC Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Fund.

      COMPENSATION OF TRUSTEES AND OFFICERS. Except for the Fund's Chief Compliance Officer, Trustees and Officers of the Fund who are employees or officers of RSMC or WTIM do not receive any compensation from the Fund. Trustees of the Fund, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Fund. Under a Deferred Compensation Plan (the "Plan") adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees' fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

      DISTRIBUTION FEES. The Investor Shares of the Fund have adopted a distribution plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay a fee for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. The 12b-1 Plan provides for a maximum distribution fee at an annual rate of 0.25% of the Fund's average daily net assets of the Investor Shares.

      Wilmington Trust Company ("WTC"), an affiliate of RSMC, serves as custodian to the Fund and PFPC Trust Company serves as sub-custodian to the Fund. The Fund pays WTC for its services as custodian and WTC pays PFPC Trust Company for its services as sub-custodian. The fees for these services for the period ended June 30, 2006, are shown separately in the statement of operations.

      The Fund effects trades for security purchase and sale transactions through brokers that are affiliates of the adviser. Commissions paid on those trades for the period ended June 30, 2006 were $18,730.

4. INVESTMENT SECURITIES TRANSACTIONS. During the period ended June 30, 2006, the Fund had purchases and sales of investment securities (excluding short-term investments) of $27,703,887 and $6,971,903, respectively.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   NOTES TO FINANCIAL STATEMENT -- CONTINUED
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS. Transactions in shares of capital stock for the period ended June 30, 2006 for the Institutional Shares and Investor Shares were as follows:

                                  INSTITUTIONAL SHARES        INVESTOR SHARES
                                ------------------------   --------------------
                                 SHARES        DOLLARS      SHARES     DOLLARS
                                ---------   ------------   -------    ---------
      Sold ..................   1,961,748   $ 20,350,114    61,758    $ 643,670
      Issued on reinvestment
         of distributions ...         570          5,803        32          323
      Redeemed ..............     (14,825)      (152,133)     (472)      (4,727)
                                ---------   ------------   -------    ---------
      Net increase ..........   1,947,493   $ 20,203,784    61,318    $ 639,266
                                =========   ============   =======    =========

6. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as "ordinary income" for tax purposes. Accordingly, the character of distributions and composition of net assets for Federal tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences due to timing of recognition of income or gains do not require such reclassification.

      At June 30, 2006, the following reclassifications were made within the capital accounts to reflect permanent differences:

      Paid-in capital .............................................   $ (19,380)
      Undistributed net investment income .........................      19,380

      The tax character of distributions paid for the period ended June 30, 2006, was as follows:

      PERIOD ENDED JUNE 30, 2006
      Ordinary income .............................................   $  20,263

      As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

      Undistributed ordinary income ...............................   $  71,515
      Post-October losses .........................................    (303,218)
      Other temporary differences .................................        (923)
      Net unrealized appreciation of investments ..................     492,191
                                                                      ---------
      Total accumulated earnings ..................................   $ 259,565
                                                                      =========

      The differences between book basis and tax basis components of accumulated earnings are primarily attributable to tax deferral of losses on wash sales and deferred compensation of trustees.

      Post-October losses represent net losses realized from November 1, 2005 through June 30, 2006, that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having been recognized the following fiscal year.

7. CONTRACTUAL OBLIGATIONS. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wilmington ETF Allocation Fund (the "Fund") (one of the series constituting WT Mutual Fund) as of June 30, 2006, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from December 20, 2005 (commencement of operations) to June 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wilmington ETF Allocation Fund series of WT Mutual Fund at June 30, 2006, and the results of its operations, the changes in its net assets, and its financial highlights for the period from December 20, 2005 (commencement of operations) to June 30, 2006, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 11, 2006

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006 certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders 73.8% of their ordinary income distribution (dividend income plus short-term gains, if any) for the ETF Allocation Fund qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 69.0% of the ordinary income distributions (dividend income plus short-term gains, if any) for the ETF Allocation Fund qualify for the dividends-received deduction.

In January 2007, shareholders of the Fund will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2006, including any distributions paid between June 30, 2006 and December 31, 2006.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT  Mutual  Fund  (the  "Trust")  is  governed  by  a  Board  of  Trustees  (the
"Trustees"). The primary responsibility of the Trustees of the Trust is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

The following table presents certain information regarding the Trustees and Officers of the Trust. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it related to the Trust is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and is available, without charge, upon request, by calling (800) 336-9970 or by visiting the Fund's website at www.wilmingtonfunds.com.

INTERESTED TRUSTEES

                                                                                                   NUMBER OF
                                                                                                    FUNDS IN
                                                                             PRINCIPAL                FUND             OTHER
                            POSITION(S)       TERM OF OFFICE AND            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
         NAME AND            HELD WITH          LENGTH OF TIME               DURING PAST          OVERSEEN BY          HELD BY
      DATE OF BIRTH           TRUST                SERVED                    FIVE YEARS             TRUSTEE            TRUSTEE
------------------------  ---------------  ------------------------  ---------------------------  -----------  --------------------
NEIL WOLFSON 1            Trustee,         Shall serve at the        Chief Investment Officer          27      None
Date of Birth: 6/64       President and    pleasure of the Board     of Wilmington Trust
                          Chief Executive  and until successor is    Investment Management,
                          Officer          elected and qualified.    LLC ("WTIM") since
                                           Trustee since September   July 2004;
                                           2005; President and       Previously, Partner with
                                           Chief Executive Officer   KPMG from 1996 to 2004.
                                           since January 2006.

ROBERT J. CHRISTIAN 2     Trustee          Shall serve until         Executive Vice President          27      None
Date of Birth: 2/49                        death, resignation or     and Chief Investment
                                           removal. Trustee          Officer of Wilmington
                                           since October 1998;       Trust Company from
                                           President and             1996 to 2005; President
                                           Chairman of the           of Rodney Square
                                           Board from October        Management Corporation
                                           1998 to January           ("RSMC") from 1996 to
                                           2006.                     2005; Vice President of
                                                                     RSMC from 2005 to 2006.

----------
1     Mr. Wolfson is an "Interested  Trustee" by reason of his position as Chief
      Investment  Officer  of  Wilmington  Trust  Investment   Management,   LLC
      ("WTIM"), an affiliate of RSMC.

2 Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, an investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                                   NUMBER OF
                                                                                                    FUNDS IN
                                                                             PRINCIPAL                FUND             OTHER
                            POSITION(S)       TERM OF OFFICE AND            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
         NAME AND            HELD WITH          LENGTH OF TIME               DURING PAST          OVERSEEN BY         HELD BY
      DATE OF BIRTH            TRUST                SERVED                   FIVE YEARS             TRUSTEE           TRUSTEE
------------------------  ---------------  ------------------------  ---------------------------  -----------  --------------------
ROBERT ARNOLD             Trustee          Shall serve until death,  Founder and co-manager,           27      First Potomac Realty
Date of Birth: 3/44                        resignation or removal.   R. H. Arnold & Co., Inc.                  Trust (real estate
                                           Trustee since May 1997.   (investment banking                       investment trust).
                                                                     company) since 1989.

DR. ERIC BRUCKER          Trustee          Shall serve until death,  Professor of Economics,           27      None
Date of Birth: 12/41                       resignation or removal.   Widener University since
                                           Trustee since October     July 2004; formerly,
                                           1999.                     Dean, School of Business
                                                                     Administration of
                                                                     Widener University from
                                                                     2001 to 2004; Dean,
                                                                     College of Business,
                                                                     Public Policy and Health
                                                                     at the University of Maine
                                                                     from September 1998 to
                                                                     June 2001.

NICHOLAS GIORDANO         Trustee and      Shall serve until death,  Consultant, financial             27      Kalmar Pooled
Date of Birth: 3/43       Chairman of the  resignation or removal.   services organizations                    Investment Trust;
                          Board            Trustee since October     from 1997 to present;                     Independence Blue
                                           1998; Chairman of the     Interim President, LaSalle                Cross; and IntriCon
                                           Board since January       University from 1998 to                   Corporation
                                           2006.                     1999.                                     (industrial
                                                                                                               furnaces and ovens).

LOUIS KLEIN, JR.          Trustee          Shall serve until death,  Self-employed financial           32      CRM Mutual Fund
Date of Birth: 5/35                        resignation or removal.   consultant since 1991.                    Trust (since June
                                           Trustee since October                                               2005); WHX
                                           1999.                                                               Corporation
                                                                                                               (industrial
                                                                                                               manufacturer).

CLEMENT C. MOORE, II      Trustee          Served as Trustee from    Managing Partner,                 32      CRM Mutual Fund
Date of Birth: 9/44                        October 1999 until his    Mariemont Holdings,                       Trust (since June
                                           resignation in July 2006. LLC, (real estate holding                 2005).
                                                                     and development
                                                                     company) since 1980.

JOHN J. QUINDLEN          Trustee          Shall serve until death,  Retired since 1993.               27      None
Date of Birth: 5/32                        resignation or removal.
                                           Trustee since October
                                           1999.

MARK A. SARGENT           Trustee          Shall serve until death,  Dean and Professor of             27      None
Date of Birth: 4/51                        resignation or removal.   Law, Villanova University
                                           Trustee since November    School of Law since July
                                           2001.                     1997.

WILMINGTON FUNDS -- ETF ALLOCATION FUND
---------------------------------------
   TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                                   NUMBER OF
                                                                                                    FUNDS IN
                                                                             PRINCIPAL                FUND             OTHER
                            POSITION(S)       TERM OF OFFICE AND            OCCUPATION(S)           COMPLEX        DIRECTORSHIPS
    NAME AND ADDRESS         HELD WITH          LENGTH OF TIME               DURING PAST          OVERSEEN BY         HELD BY
      DATE OF BIRTH            TRUST                SERVED                   FIVE YEARS             TRUSTEE           TRUSTEE
------------------------  ---------------  ------------------------  ---------------------------  -----------  --------------------
ERIC K. CHEUNG            Vice President   Shall serve at the        Vice President,                   N/A              N/A
1100 North Market Street                   pleasure of the Board     Wilmington Trust
Wilmington, DE 19890                       and until successor is    Company since 1986; and
Date of Birth: 12/54                       elected and qualified.    Vice President and
                                           Officer since October     Director, RSMC since
                                           1998.                     2001.

JOSEPH M. FAHEY, JR.      Vice President   Shall serve at the        Vice President, RSMC              N/A              N/A
1100 North Market Street                   pleasure of the Board     since 1992.
Wilmington, DE 19890                       and until successor is
Date of Birth: 1/57                        elected and qualified.
                                           Officer since November
                                           1999.

JOHN J. KELLEY            Vice President,  Shall serve at the        Vice President of RSMC            N/A              N/A
1100 North Market Street  Chief Financial  pleasure of the Board     since July 2005; Vice
Wilmington, DE 19890      Officer,         and until successor is    President of PFPC Inc.
Date of Birth: 9/59       Treasurer &      elected and qualified.    from January 2005 to July
                          Secretary        Officer since September   2005; Vice President of
                                           2005.                     Administration, 1838
                                                                     Investment Advisors, LP
                                                                     from 1999 to 2005; Chief
                                                                     Compliance Officer, 1838
                                                                     Investment Advisors, LP
                                                                     from 2004 to 2005.

WILLIAM P. RICHARDS, JR.  Vice President   Shall serve at the        Managing Director,                N/A              N/A
100 Wilshire Boulevard                     pleasure of the Board     Roxbury Capital
Suite 1000                                 and until successor is    Management LLC
Santa Monica, CA 90401                     elected and qualified.    (registered investment
Date of Birth: 11/36                       Officer since November    adviser) since 1998.
                                           2004.

ANNA M. BENCROWSKY        Chief            Shall serve at the        Chief Compliance                  N/A              N/A
1100 North Market Street  Compliance       pleasure of the Board     Officer, RSMC since
Wilmington, DE 19890      Officer          and until successor is    2004; Vice President and
Date of Birth: 5/51                        elected and qualified;    Chief Compliance
                                           Officer since September   Officer, 1838 Investment
                                           2004.                     Advisors, LP from 1998
                                                                     to 2004.

WILMINGTON FUNDS -- ETF ALLOCATION FUND (UNAUDITED)
---------------------------------------------------
--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust's portfolios is available without charge on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30, 2006 is available without charge, on the SEC's website listed above.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                 Mark A. Sargent
                                  Neil Wolfson
                                   ----------

                                    OFFICERS

                            Neil Wolfson, PRESIDENT/
                             CHIEF EXECUTIVE OFFICER
                         John J. Kelley, VICE PRESIDENT/
                 CHIEF FINANCIAL OFFICER/TREASURER AND SECRETARY
                           Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                    William P. Richards, Jr., VICE PRESIDENT
                  Anna M. Bencrowsky, CHIEF COMPLIANCE OFFICER
                                   ----------

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR

                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                                   ----------

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                                   ----------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                                   ----------

THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE WILMINGTON ETF ALLOCATION FUND -- INSTITUTIONAL SHARES OR INVESTOR SHARES.

WETF-ANN-6/06

--------------------------------------------------------------------------------

       ------------------------------------------------------------------

                                  R O X B U R Y
                             CAPITAL MANAGEMENT, LLC

       ------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


       ------------------------------------------------------------------
                                       THE
                                  ROXBURY FUNDS
       ------------------------------------------------------------------


                              Small-Cap Growth Fund

                                  Mid-Cap Fund


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                  JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE ROXBURY FUNDS
-----------------
  LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

      The stock market's moves over the past year can best be described as "manic-depressive." We've seen significant volatility throughout the period, especially during the last few months. There's little doubt that investors are nervous about rising interest rates, high gas prices, inflation fears, and mixed signs regarding the state of the economy.

      But how much have these macroeconomic variables changed the fundamentals of the companies we tend to own in our Funds? In our opinion, not that much.

      Famed investor and professor Benjamin Graham illuminated on the stock market's incessant need to swing wildly, without regard to what was happening with the underlying businesses, by sharing an allegory with his students titled "Mr. Market." Graham's most famous pupil, Warren Buffett, further elaborated on this make-believe person in Berkshire Hathaway's 1987 annual report.

      To paraphrase, Buffett imagined that you and Mr. Market are partners in a private business. Each day, without fail, Mr. Market is willing to buy your interest in the business (or sell you his) for a given price. The business is stable, but Mr. Market isn't. On days when Mr. Market is happy and feeling great, he's willing to quote a very high price for your shares. On other days, when he is down in the dumps and sees nothing but trouble ahead, he is only willing to pay a very low price.

      Again, nothing fundamental about the company has changed. It merely has to do with Mr. Market's mood at that particular moment in time.

      Another endearing quality of Mr. Market is that he doesn't mind being snubbed. If you ignore his offer today, he'll be back with a new one tomorrow. Sometimes the price will be higher, other days lower. You are free to either ignore his offer or take advantage of it.

      To avoid getting tangled in Mr. Market's web, it's crucial for you, as an investor, to use such periods of volatility to your advantage, most notably by buying shares of your favorite companies at lower prices. That's exactly what we try to do at The Roxbury Funds.

      Unfortunately, this is the opposite of how most individuals react. Have you ever noticed how people are always on the lookout for the lowest prices on everything except stocks? They'll spend weeks searching for the best possible sale on virtually all other products--from televisions to refrigerators--while fretting when stock prices go down.

      Actually, this unusual behavior applies to virtually every asset class. How many of your friends discussed the wisdom of investing in real estate back in the 1990s? Now that home prices have doubled and tripled, such talk has been the main topic of conversation at cocktail parties everywhere in recent years.

      The point is that our human emotions often get excited about investing at the wrong time. That's why it's essential to follow a disciplined approach to investing that doesn't depend on what is happening with the overall stock market or other emotionally driven factors. This is a tenet we have believed in strongly since Roxbury's founding. Our portfolio managers all adhere to a patient and disciplined investment process that seeks to filter out the "noise" in the marketplace that can cause one to make the wrong emotionally-driven decisions.

THE ROXBURY FUNDS
-----------------
  LETTER TO SHAREHOLDER -- CONTINUED
--------------------------------------------------------------------------------

      Despite all the ups and downs, it was a good year for the market overall. The small-cap Russell 2000 Growth Index was up 14.58%. Mid-cap growth stocks also put in an impressive showing, with the Russell Midcap Growth Index rising 13.04%. Even large-cap stocks, as measured by the Standard & Poor's 500 Index, increased 8.63%.

      You'll learn more about the performance of each individual Fund in the following pages. While not all beat their benchmarks during the past year, every one put up positive numbers for the period, most in the double-digits.

      As always, we appreciate your continued trust and are grateful for the opportunity to serve your investment needs.


         Sincerely,


         /s/ Brian C. Beh                           /s/ Neil Wolfson

         Brian C. Beh                               Neil Wolfson
         President and Chief Operating Officer      President
         Roxbury Capital Management, LLC            WT Mutual Fund

THE ABOVE COMMENTS REFLECT THE INVESTMENT ADVISER'S VIEWS GENERALLY REGARDING THE MARKET AND THE ECONOMY, WERE CURRENT AS OF THE DATE OF THIS LETTER, AND ARE SUBJECT TO CHANGE AT ANY TIME.

THE ROXBURY FUNDS
-----------------
  MANAGEMENT DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

ROXBURY SMALL-CAP GROWTH FUND

      It was an excellent year for small-cap growth stocks, though investors were treated to plenty of volatility along the way. The market had to contend with fears of inflation, ongoing Fed tightening, signs of economic slowing, and a reevaluation of how much risk to take in the current environment, among other things.

      Nevertheless, we are pleased to report that The Roxbury Small-Cap Growth Fund gained 18.17% during this period, significantly outperforming the Russell 2000 Growth Index, which was up 14.58%.

      We attribute the Fund's impressive showing to good stock picking across the board. Our financial services, healthcare, industrial, and consumer staples stocks did especially well compared to the benchmark. Despite weakness in some of our consumer discretionary, energy, and materials holdings, strength from positive performers in other areas fueled these impressive returns.

      The Fund experienced nice gains in shares of SiRF Technology, a maker of GPS navigation devices; FreightCar America, which develops aluminum body cars for railroads and shippers; and Herbalife, a multi-level marketer that makes everything from nutritional supplements and weight-control tablets to shampoos, lotions, and body oil.

      A number of consumer names fell following concerns that a spike in oil prices would dampen discretionary spending. Among the weaker performers were retailers Hot Topic and Cost Plus, along with form mattress maker Tempur-Pedic.

      Notable new buys during the period included Waste Connections (an integrated solid waste services company), Mobile Mini (a manufacturer of portable storage solutions), UTi Worldwide (a provider of freight forwarding and other logistics-related services), Spectranetics (a maker of cardiovascular excimer lasers), Zoran (a leading provider of digital solutions), and Net Logic Microsystems (a fabless semiconductor company).

      Significant sales during the period included filter products and services maker Clarcor, home and workplace furnishings manufacturer Knoll, home healthcare nursing services provider Amedisys, thin-film media maker Komag, specialty gas distributor Airgas, and men's retailer Jos. A. Bank Clothiers.

      The reason small-caps have done so well, in our opinion, is because business is pretty good right now. The economy is strong, corporate profits are healthy, and companies are talking positively about future growth prospects.

      Although there are indications that consumer spending is starting to taper off, we believe the economy is strong overall. In fact, the correction experienced by small-caps during the past few months, combined with negative investor sentiment (a contrarian indicator) and positive comments coming from the management of the companies in our portfolio, gives us reason to be even more optimistic about the future prospects for small-cap growth stocks going forward. We think the potential for upward progress through the remainder of 2006 is good and are using any bumps in the road to position the Fund even more strongly for the current environment.

Very truly yours,

/s/ Steven Marshman        /s/ Robert C. Marvin        /s/ Brian Smoluch

Steven Marshman, CFA       Robert C. Marvin, CFA, CPA  Brian Smoluch, CFA
Portfolio Manager/Analyst  Portfolio Manager/Analyst   Portfolio Manager/Analyst

THE ROXBURY FUNDS
-----------------
  MANAGEMENT DISCUSSION OF FUND PERFORMANCE -- CONTINUED
--------------------------------------------------------------------------------

      The top ten holdings of the Small-Cap Growth Fund as of June 30, 2006, representing approximately 19.4% of total investments were:

                                                                 PERCENT OF
10 LARGEST HOLDINGS                                           TOTAL INVESTMENTS
-------------------                                          -------------------
Sciele Pharmaceutical Co. ................................          2.2%
Herbalife, Ltd. ..........................................          2.2%
Wesco International, Inc. ................................          2.0%
United Surgical Partners International, Inc. .............          2.0%
Equinix, Inc. ............................................          2.0%
Alliance Data Systems Corp. ..............................          1.9%
Affiliated Managers Group, Inc. ..........................          1.9%
Granite Construction, Inc. ...............................          1.8%
Laureate Education, Inc. .................................          1.7%
Trammell Crow Co. ........................................          1.7%

THE ROXBURY FUNDS
-----------------
  MANAGEMENT DISCUSSION OF FUND PERFORMANCE -- CONTINUED
--------------------------------------------------------------------------------

                          ROXBURY SMALL-CAP GROWTH FUND
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

             Roxbury Small-Cap
                Growth Fund              Russell 2000(R)
            Institutional Shares          Growth Index
1/02/03          $10,000                     $10,000
6/30/03           12,760                      11,933
6/30/04           17,184                      15,698
6/30/05           17,447                      16,371
6/30/06           20,616                      18,758

--------------------------------------------------------------------------------
                           Average Annual Total Return
  ----------------------------------------------------------------------------
                                                                     SINCE
                                                        1 YEAR     INCEPTION
                                                        ------     ----------
  Roxbury Small-Cap Growth Fund Institutional Shares    18.17%      23.03% 1
  Roxbury Small-Cap Growth Fund Investor Shares         17.91%      15.80% 1
  Russell 2000(R) Growth Index                          14.58%      19.73% 2
--------------------------------------------------------------------------------
_____________
* PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-497-2960.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      THE PERFORMANCE INFORMATION SHOWN IN THE LINE GRAPH IS THAT OF THE INSTITUTIONAL SHARES. PERFORMANCE OF THE INVESTOR SHARES, WHICH ARE
      SUBJECT TO AN ANNUAL SERVICING FEE OF 0.25%, WILL BE LESS THAN THE INSTITUTIONAL SHARES.

      THE PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

      SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

1 THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON JANUARY 2, 2003 AND THE INVESTOR SHARES COMMENCED OPERATIONS ON SEPTEMBER 30, 2004.

2 RUSSELL 2000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. RUSSELL 2000(R) INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000(R) INDEX. THE RUSSELL 3000(R) INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. YOU CANNOT INVEST IN AN INDEX. THE RUSSELL 2000(R) GROWTH INDEX RETURNS SHOWN ABOVE ARE FOR THE PERIOD JANUARY 2, 2003 THROUGH JUNE 30, 2006.

      DISTRIBUTED BY PROFESSIONAL FUND DISTRIBUTOR, LLC.

THE ROXBURY FUNDS
-----------------
  MANAGEMENT DISCUSSION OF FUND PERFORMANCE -- CONTINUED
--------------------------------------------------------------------------------

ROXBURY MID-CAP FUND

      The market continued its rise through much of the past year, before declining in the most recent quarter. Previous concerns about higher oil prices, increased interest rates, and whether the slowing housing market would impact consumer spending began to intensify. This, in turn, triggered profit taking by investors. The recent correction was a typical flight to safety, with investors preferring large blue-chips and selling smaller capitalization stocks. Technology, consumer cyclicals, and healthcare have been the worst performing groups of late. Meanwhile, energy, utilities, and consumer staples (food, household products, etc.) stocks recorded moderate gains during the year. It's not that surprising to see smaller capitalization stocks sell off more severely, since that is the area that investors have been making the most money in over the last three years.

      As of June 30, 2006, the Roxbury Mid-Cap Fund returned 11.67% for the prior twelve months, compared to 13.04% for the Russell Midcap Growth Index.

      Companies in the Standard & Poor's 500 Index grew earnings at a mid-teens rate during the fiscal year, and are expected to have high single-digit earnings growth over the next 12 months. Mid-cap companies have also grown earnings at a double-digit pace, yet are expected to maintain that growth rate over the next year. The recent market pullback has made long-term valuations more attractive, and we are actively seeking out new investment opportunities.

      Corporations are currently flush with cash, and profit margins remain strong. Wages are rising as workers demand compensation to offset the rising cost of living. Despite a few high-profile layoff announcements, job growth continues and unemployment remains low. Based on what we are hearing from the companies in our portfolio, the labor supply for skilled workers remains tight. This is important because wages and jobs must support consumers, given that stimulus from lower interest rates and cash-out home refinancing is no longer available.

      Though we are optimistic about the long-term, the markets could remain challenging in the coming months in the face of continued rising interest rates and a slowdown in consumer spending. Current cash balances in the Fund have risen, but remain below 10%. This will allow us to take advantage of any further declines in stocks that may occur in the seasonally slow summer months.

      We continue to believe that investing in a portfolio of high quality, profitable, growing companies, which trade at attractive valuations, is a winning long-term strategy. We also note that stock valuations are well within historical ranges and corporations are more often exceeding their objectives and continuing to raise their forecasts.

      Very truly yours,

      /s/ Alfred J. Lockwood

      Alfred J. Lockwood
      Portfolio Manager/Analyst

THE ROXBURY FUNDS
-----------------
  MANAGEMENT DISCUSSION OF FUND PERFORMANCE -- CONTINUED
--------------------------------------------------------------------------------

      The top ten holdings of the Mid-Cap Fund as of June 30, 2006, representing approximately 28.7% of total investments were:

                                                                 PERCENT OF
10 LARGEST HOLDINGS                                           TOTAL INVESTMENTS
-------------------                                          -------------------
NII Holdings, Inc.* ......................................          3.8%
Nuveen Investments - Class A .............................          3.2%
Alliance Data Systems Corp. ..............................          3.1%
National Oilwell, Inc. ...................................          3.0%
UTI Worldwide, Inc. ......................................          2.7%
Sunstone Hotel Investors, Inc. ...........................          2.7%
Circuit City Stores, Inc. -- Carmax Group ................          2.7%
Willis Group Holdings Ltd. ...............................          2.7%
Arthrocare Corp. .........................................          2.4%
Microchip Technology, Inc. ...............................          2.4%

THE ROXBURY FUNDS
-----------------
  MANAGEMENT DISCUSSION OF FUND PERFORMANCE -- CONTINUED
--------------------------------------------------------------------------------

                              ROXBURY MID-CAP FUND
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Roxbury Mid-Cap            Russell Midcap(R)
                Fund Investor Shares           Growth Index
12/14/00             $10,000                      $10,000
6/30/01               10,491                        8,151
6/30/02                8,307                        6,004
6/30/03                8,154                        6,445
6/30/04               10,346                        8,207
6/30/05               11,251                        9,098
6/30/06               13,292                       10,284


--------------------------------------------------------------------------------
                           Average Annual Total Return
  ----------------------------------------------------------------------------

                                                                     SINCE
                                               1 YEAR    5 YEAR    INCEPTION
                                               ------    ------    ---------
  Roxbury Mid-Cap Fund Investor Shares         11.67%     3.67%     5.27% 1
  Roxbury Mid-Cap Fund Institutional Shares    11.84%       --      9.61% 1
  Russell Midcap(R) Growth Index               13.04%     4.76%     0.51% 2
--------------------------------------------------------------------------------
_____________
* PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-497-2960.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      THE  PERFORMANCE  INFORMATION  SHOWN  IN THE  LINE  GRAPH  IS  THAT OF THE
      INVESTOR SHARES. PERFORMANCE OF THE INSTITUTIONAL SHARES, WHICH ARE NOT SUBJECT TO THE ANNUAL SERVICING FEE APPLIED TO INVESTOR SHARES, WILL BE DIFFERENT.

      THE PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

1 THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON FEBRUARY 8, 2005 AND THE INVESTOR SHARES COMMENCED OPERATIONS ON DECEMBER 14, 2000.

2 RUSSELL MIDCAP(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000(R) GROWTH INDEX. RUSSELL 1000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE
      RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES RUSSELL 1000(R) INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000(R) INDEX. AS OF THE LATEST RECONSTITUTION, THE AVERAGE MARKET
      CAPITALIZATION WAS APPROXIMATELY $13.0 BILLION; THE MEDIAN MARKET CAPITALIZATION WAS APPROXIMATELY $4.6 BILLION. THE SMALLEST COMPANY IN THE INDEX HAD AN APPROXIMATE MARKET CAPITALIZATION OF $1.8 BILLION. THE RUSSELL MIDCAP(R) GROWTH INDEX RETURNS SHOWN ABOVE ARE FOR THE PERIOD DECEMBER 14, 2000 THROUGH JUNE 30, 2006.

      DISTRIBUTED BY PROFESSIONAL FUND DISTRIBUTOR, LLC.

THE ROXBURY FUNDS
-----------------
  EXPENSE DISCLOSURE
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

      The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

      The Expense Tables below illustrate your Fund's costs in two ways.

      o ACTUAL FUND RETURN. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

      o HYPOTHETICAL 5% RETURN. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

EXPENSE TABLES

                                                              BEGINNING      ENDING                    EXPENSES
                                                               ACCOUNT       ACCOUNT     ANNUALIZED      PAID
                                                                VALUE         VALUE       EXPENSE       DURING
                                                               1/01/06       6/30/06       RATIO        PERIOD*
                                                             -----------   -----------   ----------    ---------
ROXBURY SMALL-CAP GROWTH FUND - INSTITUTIONAL SHARES
Actual Fund Return ......................................    $  1,000.00   $  1,069.20      1.25%      $    6.41
Hypothetical 5% Return Before Expenses ..................       1,000.00      1,018.60      1.25%           6.26

ROXBURY SMALL-CAP GROWTH FUND - INVESTOR SHARES
Actual Fund Return ......................................    $  1,000.00   $  1,068.40      1.50%      $    7.69
Hypothetical 5% Return Before Expenses ..................       1,000.00      1,017.36      1.50%           7.50

THE ROXBURY FUNDS
-----------------
  EXPENSE DISCLOSURE -- CONTINUED
--------------------------------------------------------------------------------

                                                              BEGINNING      ENDING                    EXPENSES
                                                               ACCOUNT       ACCOUNT     ANNUALIZED      PAID
                                                                VALUE         VALUE       EXPENSE       DURING
                                                               1/01/06       6/30/06       RATIO        PERIOD*
                                                             -----------   -----------   ----------    ---------
ROXBURY MID-CAP FUND - INSTITUTIONAL SHARES
Actual Fund Return ......................................    $  1,000.00   $  1,053.50      1.30%      $    6.62
Hypothetical 5% Return Before Expenses ..................       1,000.00      1,018.35      1.30%           6.51

ROXBURY MID-CAP FUND - INVESTOR SHARES
Actual Fund Return ......................................    $  1,000.00   $  1,053.60      1.55%      $    7.89
Hypothetical 5% Return Before Expenses ..................       1,000.00      1,017.11      1.55%           7.75

______________
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent fiscal half-year, then divided by 365.

THE ROXBURY FUNDS
-----------------
  DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

JUNE 30, 2006

      The following tables present a summary of the portfolio holdings of the Roxbury Small-Cap Growth and Mid-Cap Funds as a percentage of their total investments.

SMALL-CAP GROWTH FUND
Common stocks
   Information Technology                       29.8%
   Industrials                                  21.1%
   Health Care                                  15.2%
   Consumer Discretionary                       12.7%
   Financials                                   10.5%
   Energy                                        5.5%
   Consumer Staples                              2.2%
Short-Term Investments                           3.0%
                                               -----
                                               100.0%
                                               =====

MID-CAP FUND
Common stocks
   Consumer Discretionary                       19.9%
   Information Technology                       18.7%
   Health Care                                  17.7%
   Financials                                   15.9%
   Industrials                                  10.0%
   Energy                                        7.2%
   Telecommunication Services                    3.8%
   Consumer Staples                              2.1%
Short-Term Investments                           4.7%
                                               -----
                                               100.0%
                                               =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust files a complete schedule of investments with the SEC for its first and third fiscal quarters on Form N-Q. Form N-Q is available without charge by visiting the SEC's website at HTTP://WWW.SEC.GOV, or it may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

ROXBURY SMALL-CAP GROWTH FUND
-----------------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
COMMON STOCK -- 97.0%
  CONSUMER DISCRETIONARY -- 12.7%
    DIVERSIFIED CONSUMER SERVICES -- 1.7%
     Laureate Education, Inc.* ..................         81,800   $  3,487,134
                                                                   ------------
    HOTELS, RESTAURANTS, & LEISURE -- 2.3%
     Bob Evans Farms, Inc. ......................         81,705      2,451,967
     Ruby Tuesday, Inc. .........................         91,291      2,228,413
                                                                   ------------
                                                                      4,680,380
                                                                   ------------
    HOUSEHOLD DURABLES -- 0.9%
     Champion Enterprises, Inc.* ................        156,405      1,726,711
                                                                   ------------
    INTERNET & CATALOG RETAIL -- 1.1%
     Nutri System Inc.* .........................         35,540      2,208,100
                                                                   ------------

    SPECIALTY RETAIL -- 4.1%
     Build-A-Bear-Workshop, Inc.* ...............         78,665      1,692,084
     Cost Plus, Inc.* ...........................         99,935      1,465,047
     Guitar Center, Inc.* .......................         57,625      2,562,584
     Pacific Sunwear of California, Inc.* .......        135,350      2,426,826
                                                                   ------------
                                                                      8,146,541
                                                                   ------------
    TEXTILES, APPAREL & LUXURY GOODS -- 2.6%
     Quiksilver, Inc.* ..........................        253,275      3,084,890
     Wolverine World Wide, Inc. .................         90,800      2,118,364
                                                                   ------------
                                                                      5,203,254
                                                                   ------------
    TOTAL CONSUMER DISCRETIONARY ...............................     25,452,120
                                                                   ------------
  CONSUMER STAPLES -- 2.2%
    PERSONAL PRODUCTS -- 2.2%
     Herbalife, Ltd.* ...........................        109,660      4,375,434
                                                                   ------------
    TOTAL CONSUMER STAPLES .....................................      4,375,434
                                                                   ------------
  ENERGY -- 5.5%
    ENERGY EQUIPMENT & SERVICES -- 5.2%
     Hercules Offshore, Inc.* ...................         70,475      2,466,625
     Todco - Class A ............................         55,470      2,265,950
     Unit Corp.* ................................         43,280      2,462,199
     Universal Compression
      Holdings, Inc.* ...........................         51,925      3,269,717
                                                                   ------------
                                                                     10,464,491
                                                                   ------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
    OIL, GAS & CONSUMABLE FUEL -- 0.3%
     Exco Resources. Inc.* ......................         53,380   $    608,532
                                                                   ------------
    TOTAL ENERGY ...............................................     11,073,023
                                                                   ------------
  FINANCIALS -- 10.5%
    CAPITAL MARKETS -- 2.9%
     Affiliated Managers Group, Inc.* ...........         44,270      3,846,620
     Greenhill & Co., Inc. ......................         17,270      1,049,325
     Thomas Weisel Partners Group,
      Inc.* .....................................         43,665        830,072
                                                                   ------------
                                                                      5,726,017
                                                                   ------------
    DIVERSIFIED FINANCIAL SERVICES -- 0.6%
     PGT, INC.* .................................         82,400      1,301,920
                                                                   ------------
    INSURANCE -- 1.1%
     Navigators Group, Inc.* ....................         48,735      2,135,567
                                                                   ------------
    REAL ESTATE INVESTMENT TRUSTS -- 3.0%
     Alexandria Real Estate Equities,
      Inc. ......................................         32,955      2,922,449
     Lasalle Hotel Properties ...................         66,525      3,080,108
                                                                   ------------
                                                                      6,002,557
                                                                   ------------
    REAL ESTATE MANAGEMENT & DEVELOPMENT -- 2.9%
     Jones Lang LaSalle, Inc. ...................         26,460      2,316,573
     Trammell Crow Co.* .........................         98,875      3,477,434
                                                                   ------------
                                                                      5,794,007
                                                                   ------------
    TOTAL FINANCIALS ...........................................     20,960,068
                                                                   ------------
  HEALTH CARE -- 15.2%
    BIOTECHNOLOGY -- 0.7%
     Senomyx, Inc.* .............................         96,610      1,394,082
                                                                   ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 4.8%
     American Medical Systems Holdings,
      Inc.* .....................................        108,880      1,812,852
     Gen-Probe, Inc.* ...........................         52,070      2,810,739
     Intermagnetics General Corp.* ..............        112,325      3,030,528
     NMT Medical, Inc.* .........................         97,375        974,724
     Spectranetics Corp.* .......................         82,135        880,487
                                                                   ------------
                                                                      9,509,330
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

ROXBURY SMALL-CAP GROWTH FUND
-----------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
    HEALTH CARE PROVIDERS & SERVICES -- 4.5%
     PSS World Medical, Inc.* ...................        151,470   $  2,673,445
     Sunrise Senior Living, Inc.* ...............         50,600      1,399,090
     Symbion, Inc.* .............................         44,685        927,661
     United Surgical Partners
      International, Inc.* ......................        133,685      4,019,908
                                                                   ------------
                                                                      9,020,104
                                                                   ------------
    HEALTH CARE TECHNOLOGY -- 1.2%
     Per-Se Technologies, Inc.* .................         98,895      2,490,176
                                                                   ------------
    LIFE SCIENCES TOOLS & SERVICES -- 1.1%
     Serologicals Corp.* ........................         67,635      2,126,445
                                                                   ------------
    PHARMACEUTICALS -- 2.9%
     Adams Respiratory Therapeutics* ............         31,605      1,410,215
     Sciele Pharmaceutical Co.* .................        190,345      4,414,101
                                                                   ------------
                                                                      5,824,316
                                                                   ------------
    TOTAL HEALTH CARE ..........................................     30,364,453
                                                                   ------------
  INDUSTRIALS -- 21.1%
    AEROSPACE & DEFENSE -- 1.2%
     Armor Holdings, Inc.* ......................         43,255      2,371,672
                                                                   ------------
    AIR FREIGHT & LOGISTICS -- 1.2%
     UTI Worldwide, Inc. ........................         96,620      2,437,723
                                                                   ------------
    BUILDING PRODUCTS -- 1.3%
     NCI Building Systems, Inc.* ................         47,005      2,499,256
                                                                   ------------
    COMMERCIAL SERVICES & SUPPLIES -- 8.7%
     Huron Consulting Group, Inc.* ..............         52,510      1,842,576
     ICT Group, Inc.* ...........................         46,795      1,147,881
     Kenexa Corp.* ..............................         65,780      2,095,093
     Labor Ready, Inc.* .........................         67,745      1,534,424
     Mobile Mini, Inc.* .........................         92,320      2,701,283
     Resources Connection, Inc.* ................         77,840      1,947,557
     The Advisory Board Co.* ....................         67,385      3,240,545
     Waste Connections, Inc.* ...................         78,535      2,858,674
                                                                   ------------
                                                                     17,368,033
                                                                   ------------
    CONSTRUCTION & ENGINEERING -- 2.7%
     Granite Construction, Inc. .................         79,410      3,594,891
     Williams Scotsman International,
      Inc.* .....................................         86,560      1,890,470
                                                                   ------------
                                                                      5,485,361
                                                                   ------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
    ELECTRICAL EQUIPMENT -- 0.9%
     Energy Conversion Devices, Inc.* ...........         46,980   $  1,711,481
                                                                   ------------
    MACHINERY -- 2.0%
     IDEX Corp. .................................         49,250      2,324,600
     Oshkosh Truck Corp. ........................         35,565      1,690,049
                                                                   ------------
                                                                      4,014,649
                                                                   ------------
    TRADING COMPANIES & DISTRIBUTORS -- 3.1%
     Houston Wire & Cable Co.* ..................         23,550        405,060
     Interline Brands, Inc.* ....................         74,675      1,745,901
     Wesco International, Inc.* .................         58,840      4,059,960
                                                                   ------------
                                                                      6,210,921
                                                                   ------------
    TOTAL INDUSTRIALS ..........................................     42,099,096
                                                                   ------------
  INFORMATION TECHNOLOGY -- 29.8%
    COMMUNICATIONS EQUIPMENT -- 4.7%
     CIENA Corp.* ...............................        497,755      2,394,201
     Oplink Communications, Inc.* ...............         52,825        967,226
     Superior Essex, Inc.* ......................         93,070      2,785,585
     Symmetricom, Inc.* .........................        249,395      1,763,223
     Viasat, Inc.* ..............................         55,940      1,436,539
                                                                   ------------
                                                                      9,346,774
                                                                   ------------
    COMPUTERS & PERIPHERALS -- 2.2%
     Electronics for Imaging, Inc.* .............        133,950      2,796,876
     Stratasys, Inc.* ...........................         53,515      1,576,552
                                                                   ------------
                                                                      4,373,428
                                                                   ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.8%
     Electro Scientific Industries, Inc.* .......         63,815      1,148,032
     Nam Tai Electronics, Inc. ..................        111,830      2,501,637
                                                                   ------------
                                                                      3,649,669
                                                                   ------------
    INTERNET SOFTWARE & SERVICES -- 3.9%
     Ariba, Inc.* ...............................        219,955      1,810,230
     Equinix, Inc.* .............................         71,970      3,948,274
     Interwoven, Inc.* ..........................        232,600      1,995,708
                                                                   ------------
                                                                      7,754,212
                                                                   ------------
    IT SERVICES -- 4.5%
     Alliance Data Systems Corp.* ...............         66,060      3,885,649
     Gartner, Inc. - Class A* ...................         81,685      1,159,927
     SRA International, Inc. - Class A* .........         61,295      1,632,286
     The BISYS Group, Inc.* .....................        168,460      2,307,902
                                                                   ------------
                                                                      8,985,764
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

ROXBURY SMALL-CAP GROWTH FUND
-----------------------------
  INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 10.7%
     Brooks Automation, Inc.* ...................        116,535   $  1,375,113
     DSP Group, Inc* ............................         69,805      1,734,654
     Emcore Corp.* ..............................        159,860      1,534,656
     FEI Co.* ...................................        129,720      2,942,049
     International Rectifier Corp.* .............         55,260      2,159,561
     Netlogic Microsystems, Inc.* ...............         78,975      2,546,944
     Sigma Designs, Inc.* .......................         77,010        726,204
     Silicon Image, Inc.* .......................        158,105      1,704,372
     Sirf Technology Holdings, Inc.* ............         63,205      2,036,465
     Supertex, Inc.* ............................         34,040      1,359,558
     Verigy Ltd.* ...............................         61,465        969,303
     Zoran Corp.* ...............................         94,885      2,309,501
                                                                   ------------
                                                                     21,398,380
                                                                   ------------
    SOFTWARE -- 2.0%
     Manhattan Associates, Inc.* ................         78,315      1,589,011
     Witness Systems, Inc.* .....................        126,445      2,550,396
                                                                   ------------
                                                                      4,139,407
                                                                   ------------
    TOTAL INFORMATION TECHNOLOGY ...............................     59,647,634
                                                                   ------------
    TOTAL COMMON STOCK
        (COST $172,220,370) ....................................    193,971,828
                                                                   ------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
SHORT-TERM INVESTMENTS -- 3.0%
     BlackRock Liquidity Funds
      TempCash Portfolio --
      Institutional Series ......................      3,016,820   $  3,016,820
     BlackRock Liquidity Funds
      TempFund Portfolio --
      Institutional Series ......................      3,016,820      3,016,820
                                                                   ------------
 TOTAL SHORT-TERM INVESTMENTS
       (COST $6,033,640) .......................................      6,033,640
                                                                   ------------
   TOTAL INVESTMENTS -- 100.0%
      (COST $178,254,010) 1 ....................................   $200,005,468
                                                                   ============
_______________
*     Non-income producing security.

1 The cost for Federal income tax purposes is $179,376,878. At June 30, 2006 net unrealized appreciation was $20,628,590. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $28,520,889, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $7,892,299.

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID-CAP FUND
--------------------
  INVESTMENTS / JUNE 30, 2006

  (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
COMMON STOCK -- 95.3%
  CONSUMER DISCRETIONARY -- 19.9%
    DIVERSIFIED CONSUMER SERVICES -- 2.0%
     Bright Horizons Family Solutions,
      Inc.* .....................................          3,900   $    146,991
     Strayer Education, Inc. ....................          1,300        126,256
                                                                   ------------
                                                                        273,247
                                                                   ------------
    HOTELS, RESTAURANTS, & LEISURE -- 1.0%
     The Cheesecake Factory, Inc.* ..............          4,800        129,360
                                                                   ------------
    SPECIALTY RETAIL -- 16.9%
     Advance Auto Parts, Inc. ...................          7,400        213,860
     Bed Bath & Beyond, Inc.* ...................          7,400        245,458
     Chico's FAS, Inc.* .........................         10,200        275,196
     Circuit City Stores, Inc. --
      Carmax Group* .............................         10,000        354,600
     Guitar Center, Inc.* .......................          5,200        231,244
     PetSmart ...................................         11,000        281,600
     Ross Stores, Inc. ..........................          9,515        266,896
     Tractor Supply Co.* ........................          4,700        259,769
     Urban Outfitters, Inc.* ....................          6,500        113,685
                                                                   ------------
                                                                      2,242,308
                                                                   ------------
    TOTAL CONSUMER DISCRETIONARY ...............................      2,644,915
                                                                   ------------
  CONSUMER STAPLES -- 2.1%
    PERSONAL PRODUCTS -- 2.1%
     Herbalife, Ltd.* ...........................          6,900        275,310
                                                                   ------------
    TOTAL CONSUMER STAPLES .....................................        275,310
                                                                   ------------
  ENERGY -- 7.2%
    ENERGY EQUIPMENT & SERVICES -- 7.2%
     National Oilwell, Inc.* ....................          6,200        392,584
     Noble Corp. ................................          3,800        282,796
     Weatherford International, Inc.* ...........          5,500        272,910
                                                                   ------------
                                                                        948,290
                                                                   ------------
    TOTAL ENERGY ...............................................        948,290
                                                                   ------------
  FINANCIALS -- 15.9%
    CAPITAL MARKETS -- 3.3%
     Nuveen Investments - Class A ...............         10,000        430,500
                                                                   ------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
    COMMERCIAL BANKS -- 1.9%
     Commerce Bancorp, Inc. .....................          3,300   $    117,711
     East West Bancorp, Inc. ....................          3,700        140,267
                                                                   ------------
                                                                        257,978
                                                                   ------------
    INSURANCE -- 2.7%
     Willis Group Holdings Ltd. .................         11,000        353,100
                                                                   ------------
    REAL ESTATE INVESTMENT TRUSTS -- 2.7%
     Sunstone Hotel Investors, Inc. .............         12,400        360,344
                                                                   ------------
    REAL ESTATE MANAGEMENT & DEVELOPMENT -- 2.1%
     CB Richard Ellis Group, Inc.* ..............         11,400        283,860
                                                                   ------------
    THRIFTS & MORTGAGE FINANCING -- 3.2%
     Accredited Home Lenders
      Holding Co.* ..............................          2,900        138,649
     Hudson City Bancorp, Inc. ..................         21,600        287,928
                                                                   ------------
                                                                        426,577
                                                                   ------------
    TOTAL FINANCIALS ...........................................      2,112,359
                                                                   ------------
  HEALTH CARE -- 17.7%
    HEALTH CARE EQUIPMENT & SUPPLIES -- 9.2%
     Arthrocare Corp.* ..........................          7,600        319,276
     Cytyc Corp.* ...............................         10,100        256,136
     Gen-Probe, Inc.* ...........................          2,600        140,348
     Intuitive Surgical, Inc.* ..................          2,200        259,534
     Lifecell Corp.* ............................          4,200        129,864
     Varian Medical Systems, Inc.* ..............          2,500        118,375
                                                                   ------------
                                                                      1,223,533
                                                                   ------------
    HEALTH CARE PROVIDERS & SERVICES -- 5.2%
     Henry Schein, Inc.* ........................          5,600        261,688
     Omnicare, Inc. .............................          3,100        147,002
     Psychiatric Solutions, Inc.* ...............          9,500        272,270
                                                                   ------------
                                                                        680,960
                                                                   ------------
    LIFE SCIENCES TOOLS & SERVICES -- 3.3%
     Millipore Corp.* ...........................          4,100        258,259
     Ventana Medical Systems, Inc.* .............          3,800        179,284
                                                                   ------------
                                                                        437,543
                                                                   ------------
    TOTAL HEALTH CARE ..........................................      2,342,036
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

ROXBURY MID-CAP FUND
--------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
  INDUSTRIALS -- 10.0%
    AIR FREIGHT & LOGISTICS -- 2.7%
     UTI Worldwide, Inc. ........................         14,400   $    363,312
                                                                   ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.0%
     Stericycle, Inc.* ..........................          4,050        263,655
     The Corporate Executive Board Co. ..........          1,350        135,270
                                                                   ------------
                                                                        398,925
                                                                   ------------
    ELECTRICAL EQUIPMENT -- 2.2%
     Rockwell Automation, Inc. ..................          4,000        288,040
                                                                   ------------
    TRADING COMPANIES & DISTRIBUTORS -- 2.1%
     MSC Industrial Direct Co., Inc. --
      Class A ...................................          5,900        280,663
                                                                   ------------
    TOTAL INDUSTRIALS ..........................................      1,330,940
                                                                   ------------
  INFORMATION TECHNOLOGY -- 18.7%
    COMMUNICATIONS EQUIPMENT -- 2.3%
     F5 Networks, Inc.* .........................          5,700        304,836
                                                                   ------------
    INTERNET SOFTWARE & SERVICES -- 2.5%
     j2 Global Communications Inc.* .............          5,200        162,344
     Webex Communications, Inc.* ................          4,600        163,484
                                                                   ------------
                                                                        325,828
                                                                   ------------
    IT SERVICES -- 6.1%
     Alliance Data Systems Corp.* ...............          7,000        411,740
     Global Payments, Inc. ......................          4,400        213,620
     Heartland Payment Systems, Inc.* ...........          6,400        178,432
                                                                   ------------
                                                                        803,792
                                                                   ------------

                                                                      VALUE
                                                       SHARES        (NOTE 2)
                                                    ------------   ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.7%
     Broadcom Corp. Class A* ....................          8,700   $    261,435
     Hittite Microwave Corp.* ...................          3,400        122,944
     Microchip Technology, Inc. .................          9,400        315,370
     Silicon Laboratories, Inc.*  ...............          5,500        193,325
                                                                   ------------
                                                                        893,074
                                                                   ------------
    SOFTWARE -- 1.1%
     Citrix Systems, Inc.* ......................          3,800        152,532
                                                                   ------------
    TOTAL INFORMATION TECHNOLOGY ...............................      2,480,062
                                                                   ------------
  TELECOMMUNICATION SERVICES -- 3.8%
    WIRELESS TELECOMMUNICATION SERVICES -- 3.8%
     NII Holdings, Inc.* ........................          9,000        507,420
                                                                   ------------
    TOTAL TELECOMMUNICATION SERVICES ...........................        507,420
                                                                   ------------
    TOTAL COMMON STOCK
        (COST $11,375,147) .....................................     12,641,332
                                                                   ------------
SHORT-TERM INVESTMENTS -- 4.7%
     BlackRock Liquidity Funds
      TempCash Portfolio --
      Institutional Series ......................        312,115        312,115
     BlackRock Liquidity Funds
      TempFund Portfolio --
      Institutional Series ......................        312,114        312,114
                                                                   ------------
    TOTAL SHORT-TERM INVESTMENTS
        (COST $624,229) ........................................        624,229
                                                                   ------------
     TOTAL INVESTMENTS -- 100.0%
      (COST $11,999,376) 1 .....................................   $ 13,265,561
                                                                   ============

_______________
*     Non-income producing security.

1 The cost for Federal income tax purposes is $11,999,922. At June 30, 2006 net unrealized appreciation was $1,265,639. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,773,544, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $507,905.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
  FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2006

                                                                                        SMALL-CAP          MID-CAP
                                                                                       GROWTH FUND           FUND
                                                                                      --------------    --------------
ASSETS:
Investment in securities, at value* ...............................................   $  200,005,468    $   13,265,561
Receivable for fund shares sold ...................................................          229,692             3,303
Receivable for investments sold ...................................................        1,580,381           226,980
Dividends and interest receivable .................................................          110,635             8,666
Other assets ......................................................................           14,847               715
                                                                                      --------------    --------------
Total assets ......................................................................      201,941,023        13,505,225
                                                                                      --------------    --------------
LIABILITIES:
Payable for fund shares redeemed ..................................................           76,558            20,000
Payable for investments purchased .................................................        2,077,824                --
Accrued advisory fee ..............................................................          163,005               774
Other accrued expenses ............................................................           70,091            50,259
                                                                                      --------------    --------------
Total liabilities .................................................................        2,387,478            71,033
                                                                                      --------------    --------------
NET ASSETS ........................................................................   $  199,553,545    $   13,434,192
                                                                                      ==============    ==============
NET ASSETS CONSIST OF:
Paid-in capital ...................................................................   $  163,776,177    $   10,657,615
Accumulated net investment loss ...................................................           (9,884)           (9,884)
Accumulated net realized gain on investments ......................................       14,035,794         1,520,276
Net unrealized appreciation of investments ........................................       21,751,458         1,266,185
                                                                                      --------------    --------------
NET ASSETS ........................................................................   $  199,553,545    $   13,434,192
                                                                                      ==============    ==============
NET ASSETS BY SHARE CLASS:
   Institutional Shares ...........................................................   $  198,835,461    $      906,942
   Investor Shares ................................................................          718,084        12,527,250
                                                                                      --------------    --------------
                                                                                      $  199,553,545    $   13,434,192
                                                                                      ==============    ==============
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   ($0.01 par value, unlimited authorized shares):
   Institutional Shares ...........................................................       10,134,482           143,874
   Investor Shares ................................................................           36,773         1,992,456
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Shares ...........................................................   $        19.62    $         6.30
                                                                                      ==============    ==============
   Investor Shares ................................................................   $        19.53    $         6.29
                                                                                      ==============    ==============

_____________
* Investments at cost .............................................................   $  178,254,010    $   11,999,376

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
  FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2006

                                                                                        SMALL-CAP          MID-CAP
                                                                                       GROWTH FUND           FUND
                                                                                      --------------    --------------
INVESTMENT INCOME:
   Dividends ......................................................................   $      555,222    $       73,115
   Interest .......................................................................          288,273            22,041
   Foreign tax withheld ...........................................................               --               (73)
                                                                                      --------------    --------------
   Total investment income ........................................................          843,495            95,083
                                                                                      --------------    --------------
EXPENSES:
   Advisory Fees ..................................................................        1,835,507           105,789
   Administration and accounting fees .............................................          166,826            47,827
   Custody fees ...................................................................           46,942            16,666
   Compliance services ............................................................           21,769             3,439
   Transfer agent fees ............................................................           46,208            45,132
   Distribution fees--Investor Shares .............................................              636            32,517
   Reports to shareholders ........................................................           32,779             3,662
   Trustees' fees .................................................................           19,256            19,255
   Registration fees ..............................................................           26,754             3,031
   Professional fees ..............................................................           48,938            41,094
   Other ..........................................................................           43,130            10,577
                                                                                      --------------    --------------
      Total expenses before fee waivers and expense reimbursements ................        2,288,745           328,989
      Expenses waived/reimbursed by Advisor .......................................               --           (83,669)
      Sub-administration and accounting fees waived ...............................          (10,384)          (29,436)
                                                                                      --------------    --------------
      Total expenses, net .........................................................        2,278,361           215,884
                                                                                      --------------    --------------
   Net investment loss ............................................................       (1,434,866)         (120,801)
                                                                                      --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments ...............................................       22,362,221         2,142,866
   Net increase (decrease) in unrealized appreciation (depreciation) on investments        6,141,847          (469,465)
                                                                                      --------------    --------------
   Net gain on investments ........................................................       28,504,068         1,673,401
                                                                                      --------------    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................   $   27,069,202    $    1,552,600
                                                                                      ==============    ==============

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
  FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SMALL-CAP                          MID-CAP
                                                                        GROWTH FUND                           FUND
                                                               ------------------------------    ------------------------------
                                                                    FOR THE FISCAL YEARS              FOR THE FISCAL YEARS
                                                                       ENDED JUNE 30,                    ENDED JUNE 30,
                                                               ------------------------------    ------------------------------
                                                                   2006             2005             2006              2005
                                                               -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment loss ..................................   $  (1,434,866)   $    (975,158)   $    (120,801)   $    (129,784)
      Net realized gain (loss) on investments ..............      22,362,221       (5,879,896)       2,142,866           27,648
      Net increase (decrease) in unrealized appreciation
        (depreciation) on investments ......................       6,141,847        9,054,165         (469,465)       1,290,539
                                                               -------------    -------------    -------------    -------------
Net increase in net assets resulting from operations .......      27,069,202        2,199,111        1,552,600        1,188,403
                                                               -------------    -------------    -------------    -------------
Distributions to shareholders from:
      Net realized gains:
        Institutional shares ...............................        (587,594)      (1,490,217)         (42,873)              --
        Investor shares ....................................            (157)            (113)        (459,956)         (24,519)
                                                               -------------    -------------    -------------    -------------
Total Distributions ........................................        (587,751)      (1,490,330)        (502,829)         (24,519)
                                                               -------------    -------------    -------------    -------------
Fund share transactions (Note 5):
      Proceeds from shares sold ............................      56,777,873      113,254,520        3,400,953        4,345,305
      Cost of shares issued on reinvestment
        of distributions ...................................         553,745        1,348,337          443,330           21,127
      Cost of shares redeemed ..............................     (32,171,744)     (17,716,585)      (4,227,668)      (5,512,501)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
   Fund share transactions .................................      25,159,874       96,886,272         (383,385)      (1,146,069)
                                                               -------------    -------------    -------------    -------------
Total increase in net assets ...............................      51,641,325       97,595,053          666,386           17,815
NET ASSETS:
      Beginning of year ....................................     147,912,220       50,317,167       12,767,806       12,749,991
                                                               -------------    -------------    -------------    -------------
      End of year ..........................................   $ 199,553,545    $ 147,912,220    $  13,434,192    $  12,767,806
                                                               =============    =============    =============    =============
Accumulated net investment loss ............................   $      (9,884)   $          --    $      (9,884)   $          --
                                                               -------------    -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                                                   FOR THE                       FOR THE PERIOD
                                                                         FISCAL YEARS ENDED JUNE 30,            JANUARY 2, 2003 1
                                                               -----------------------------------------------       THROUGH
                                                                    2006             2005            2004         JUNE 30, 2003
                                                               -------------    -------------    -------------  -----------------

SMALL-CAP GROWTH FUND -- INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD .....................   $       16.66    $       16.75    $       12.76    $       10.00
                                                               -------------    -------------    -------------    -------------

INVESTMENT OPERATIONS:
    Net investment loss 2 ..................................           (0.15)           (0.17)           (0.25)           (0.09)
    Net realized and unrealized gain on investments ........            3.17             0.43             4.64             2.85
                                                               -------------    -------------    -------------    -------------
      Total from investment operations .....................            3.02             0.26             4.39             2.76
                                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS:
    From net realized gains ................................           (0.06)           (0.35)           (0.40)              --
                                                               -------------    -------------    -------------    -------------
NET ASSET VALUE -- END OF PERIOD ...........................   $       19.62    $       16.66    $       16.75    $       12.76
                                                               =============    =============    =============    =============
TOTAL RETURN ...............................................           18.17%            1.53%           34.67%           27.60%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
    Expenses:
      Including waivers/reimbursements .....................            1.24%            1.36%            1.69%            1.75%*
      Excluding waivers/reimbursements .....................            1.25%            1.37%            1.79%            9.13%*
    Net investment loss ....................................           (0.78)%          (1.04)%          (1.53)%          (1.45)%*
Portfolio turnover rate ....................................             144%             161%             172%              86%**
Net assets at the end of period (000 omitted) ..............   $     198,835    $     147,907    $      50,317    $       8,835

_______________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I -- Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                                         FOR THE PERIOD
                                                                    FOR THE FISCAL    SEPTEMBER 30, 2004 1
                                                                      YEAR ENDED            THROUGH
                                                                    JUNE 30, 2006        JUNE 30, 2005
                                                                    --------------    --------------------
SMALL-CAP GROWTH FUND -- INVESTOR SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD ..........................     $    16.62           $    15.48
                                                                      ----------           ----------
INVESTMENT OPERATIONS:
   Net investment loss 2 ........................................          (0.21)               (0.15)
   Net realized and unrealized gain on investments ..............           3.18                 1.64
                                                                      ----------           ----------
      Total from investment operations ..........................           2.97                 1.49
                                                                      ----------           ----------
DISTRIBUTIONS:
   From net realized gains ......................................          (0.06)               (0.35)
                                                                      ----------           ----------
NET ASSET VALUE -- END OF PERIOD ................................     $    19.53           $    16.62
                                                                      ==========           ==========
TOTAL RETURN ....................................................          17.91%                9.60%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses:
      Including waivers/reimbursements ..........................           1.49%                1.60%*
      Excluding waivers/reimbursements ..........................           1.52%              236.10%*
   Net investment loss ..........................................          (1.02)%              (1.28)%*
Portfolio turnover rate .........................................            144%                 161%**
Net assets at the end of period (000 omitted) ...................     $      718           $        5

________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares method.

3 For the period prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I -- Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                                         FOR THE PERIOD
                                                                    FOR THE FISCAL     FEBRUARY 8, 2005 1
                                                                      YEAR ENDED            THROUGH
                                                                    JUNE 30, 2006        JUNE 30, 2005
                                                                    --------------    --------------------
MID-CAP FUND -- INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD ..........................     $     5.84           $     5.75
                                                                      ----------           ----------
INVESTMENT OPERATIONS:
   Net investment loss 2 ........................................          (0.04)               (0.02)
   Net realized and unrealized gain on investments ..............           0.72                 0.11
                                                                      ----------           ----------
      Total from investment operations ..........................           0.68                 0.09
                                                                      ----------           ----------
DISTRIBUTIONS:
   From net realized gains ......................................          (0.22)                  --
                                                                      ----------           ----------
NET ASSET VALUE -- END OF PERIOD ................................     $     6.30           $     5.84
                                                                      ==========           ==========
TOTAL RETURN ....................................................          11.84%                1.57%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses:
      Including waivers/reimbursements ..........................           1.30%                1.30%*
      Excluding waivers/reimbursements ..........................           2.09%                3.50%*
   Net investment loss ..........................................          (0.63)%              (0.86)%*
Portfolio turnover rate .........................................            110%                 110%**
Net assets at the end of period (000 omitted) ...................     $      907           $    1,079

________________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 For the period prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I -- Mid Cap Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
  FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                              FOR THE FISCAL YEARS ENDED JUNE 30,
                                                               ------------------------------------------------------------------
                                                                  2006          2005          2004          2003          2002
                                                               ----------    ----------    ----------    ----------    ----------
MID-CAP FUND -- INVESTOR SHARES
NET ASSET VALUE -- BEGINNING OF YEAR .......................   $     5.84    $     5.38    $     4.24    $     4.32    $     5.55
                                                               ----------    ----------    ----------    ----------    ----------
INVESTMENT OPERATIONS:
   Net investment loss 2 ...................................        (0.05)        (0.05)        (0.05)        (0.05)        (0.06)
   Net realized and unrealized gain (loss) on investments ..         0.72          0.52          1.19         (0.03)        (1.08)
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations .....................         0.67          0.47          1.14         (0.08)        (1.14)
                                                               ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS:
   From net realized gains .................................        (0.22)        (0.01)           --            --         (0.09)
                                                               ----------    ----------    ----------    ----------    ----------
   Net Asset Value -- End of Year ..........................   $     6.29    $     5.84    $     5.38    $     4.24    $     4.32
                                                               ==========    ==========    ==========    ==========    ==========
TOTAL RETURN ...............................................        11.67%         8.75%        26.89%        (1.85)%      (20.82)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: 3
   Expenses:
      Including expense limitations ........................         1.55%         1.55%         1.55%         1.55%         1.55%
      Excluding expense limitations ........................         2.35%         2.59%         5.18%        38.22%        63.66%
   Net investment loss .....................................        (0.88)%       (1.03)%       (1.05)%       (1.07)%       (1.30)%
Portfolio turnover rate ....................................          110%          110%           79%          119%          116%
Net assets at the end of year (000 omitted) ................   $   12,527    $   11,689    $   12,750    $    1,037    $      508

_______________
*     Annualized

**    Not annualized

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

3 For the periods prior to July 1, 2005, the Fund operated as a feeder fund in a master-feeder structure. The expense and net investment loss ratios include expenses allocated from the master fund, WT Investment Trust I -- Mid Cap Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series. Effective July 1, 2005, the Fund no longer operates in a master-feeder structure.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. WT Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the "Trustees") to establish series of shares, each of which constitutes a series separate and distinct from the shares of other series. As of June 30, 2006, the Trust offered 27 series, two of which are included in these financial statements. The two series included are: Roxbury Small-Cap Growth Fund ("Small-Cap Growth Fund") and Roxbury Mid-Cap Fund ("Mid-Cap Fund") (each, a "Fund" and collectively, the "Funds").

      Each Fund offers two classes of shares: Institutional Shares and Investor Shares. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

      Effective July 1, 2005, the Funds' investment structure was changed from a master-feeder structure to a stand-alone mutual fund, whereby each Fund directly invests in securities. The restructuring was accomplished through a redemption by each Fund of its investment in its corresponding master fund, whereby the master fund distributed to the Fund its pro rata portion of assets and liabilities in a tax-free, in-kind distribution. No change in the investment adviser, its services or fees occurred as a result of the restructuring.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

      SECURITY VALUATION. Securities held by the Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Trustees.

      FEDERAL INCOME TAXES. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainly in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

      CLASS ACCOUNTING. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

      DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") serves as investment adviser to each of the Funds. For its services, Roxbury receives a fee from each Fund at an annual rate as follows:

                                            % OF AVERAGE DAILY NET ASSETS
                                   ---------------------------------------------
      Small-Cap Growth Fund .....  1.00% up to $1 billion; 0.95% of next
                                   $1 billion; and 0.90% in excess of $2 billion

      Mid-Cap Fund ..............  0.75% up to $1 billion; 0.70% of next
                                   $1 billion; and 0.65% in excess of $2 billion

      Roxbury has contractually agreed to waive a portion of its advisory fee or reimburse for other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses, excluding class-specific expenses (such as Rule 12b-1 or shareholder services fees), exceed the following percentages of average daily net assets:

                                                 EXPENSE CAP    EXPIRATION DATE
                                                 -----------   ----------------
      Mid-Cap Fund
           Institutional Shares ...............        1.30%   November 1, 2015
           Investor Shares ....................        1.55%   November 1, 2015

      The Funds' Chief Compliance Officer is employed and compensated by RSMC. Effective May 1, 2006, Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides compliance services to the Funds pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance
      Officer's total compensation. Prior to May 1, 2006, RSMC provided compliance services to the Funds pursuant to a Compliance, Support and Recordkeeping Services Agreement. For those services RSMC, received a service fee at an annual rate of 0.012% of each Fund's average daily net assets plus an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. The fees for these services for the year ended June 30, 2006 are shown separately on the statement of operations.

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      Effective May 1, 2006, RSMC provides administrative services to the Funds pursuant to an Administration Agreement. For these services, the Trust pays RSMC a fee at the annual rate of 0.0185% of the Trust's first $2 billion of total aggregate daily net assets; 0.0175% of the Trust's next $2 billion of total aggregate daily net assets; 0.125% of the Trust's next $2 billion of total aggregate daily net assets; and 0.0080% of the Trust's total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the year ended June 30, 2006 amounted to $5,588 and $377 for the Small-Cap Growth and Mid-Cap Funds, respectively.

      PFPC Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Funds.

      COMPENSATION OF TRUSTEES AND OFFICERS. Except for the Funds' Chief Compliance Officer, Trustees and Officers of the Funds who are employees or officers of RSMC or WTIM do not receive any compensation from the Funds. Trustees of the Funds, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Funds. Under a Deferred Compensation Plan (the "Plan") adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees' fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

      SHAREHOLDER SERVICING FEES. The Trustees have adopted a separate Shareholder Servicing Plan which allows the Funds to obtain the services of Roxbury and other qualified financial institutions to act as shareholder servicing agents for their customers. Under the plan, the Small-Cap Growth and Mid-Cap Funds pay shareholder servicing agents, including Roxbury, a maximum annual amount at a rate of 0.25% of average daily net assets of the Funds' Investor Shares.

      Wilmington Trust Company ("WTC"), an affiliate of Roxbury, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust. The Funds pay WTC for its services as custodian and WTC pays PFPC Trust Company for its services as sub-custodian. The fees for these services for the year ended June 30, 2006 are shown separately in the statements of operations.

4.    INVESTMENT SECURITIES  TRANSACTIONS.  During the year ended June 30, 2006,
      purchases  and  sales  of  investment   securities  (excluding  short-term
      investments) were as follows:

                                                       SMALL-CAP       MID-CAP
                                                      GROWTH FUND       FUND
                                                      ------------   -----------
      Purchases ...................................   $290,294,074   $14,919,375
      Sales .......................................    258,786,494    16,483,680

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS. Transactions in shares of capital stock for the year ended June 30, 2006 for the Institutional Shares and Investor Shares of each Fund were as follows:

                                                             INSTITUTIONAL SHARES            INVESTOR SHARES
                                                          --------------------------     ------------------------
                                                            SHARES        DOLLARS         SHARES       DOLLARS
                                                          ----------    ------------     --------    ------------
      SMALL-CAP GROWTH FUND
      Sold ............................................    2,896,074    $ 56,037,032       37,434    $    740,841
      Issued on reinvestment of distributions .........       30,467         553,588            7             157
      Redeemed ........................................   (1,670,273)    (32,151,705)        (998)        (20,039)
                                                          ----------    ------------     --------    ------------
      Net increase ....................................    1,256,268    $ 24,438,915       36,443    $    720,959
                                                          ==========    ============     ========    ============

      MID-CAP FUND
      Sold ............................................       36,809    $    228,759      510,510    $  3,172,194
      Issued on reinvestment of distributions .........        7,181          42,873       67,191         400,457
      Redeemed ........................................      (84,739)       (533,930)    (586,601)     (3,693,738)
                                                          ----------    ------------     --------    ------------
      Net decrease ....................................      (40,749)   $   (262,298)      (8,900)   $   (121,087)
                                                          ==========    ============     ========    ============

      Transactions in shares of capital stock for the year ended June 30, 2005 for the Institutional Shares and Investor Shares of each Fund were as follows:

                                                             INSTITUTIONAL SHARES            INVESTOR SHARES
                                                          --------------------------     ------------------------
                                                            SHARES        DOLLARS         SHARES       DOLLARS
                                                          ----------    ------------     --------    ------------
      SMALL-CAP GROWTH FUND
      Sold ............................................    6,902,121    $113,249,520          323    $      5,000
      Issued on reinvestment of distributions .........       80,013       1,348,224            7             113
      Redeemed ........................................   (1,107,311)    (17,716,585)          --              --
                                                          ----------    ------------     --------    ------------
      Net increase ....................................    5,874,823    $ 96,881,159          330    $      5,113
                                                          ==========    ============     ========    ============

      MID-CAP FUND
      Sold ............................................      234,631    $  1,347,832      569,871    $  2,997,473
      Issued on reinvestment of distributions .........           --              --        3,806          21,127
      Redeemed ........................................      (50,008)       (282,574)    (941,901)     (5,229,927)
                                                          ----------    ------------     --------    ------------
      Net increase (decrease) .........................      184,623    $  1,065,258     (368,224)   $ (2,211,327)
                                                          ==========    ============     ========    ============

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

6. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as "ordinary income" for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. At June 30, 2006, the following reclassifications were made within the capital accounts to reflect permanent differences relating to net operating losses:

                                                                            SMALL-CAP       MID-CAP
                                                                           GROWTH FUND       FUND
                                                                           -----------    -----------
      Accumulated net investment loss .................................    $ 1,424,982    $   110,917
      Accumulated net realized gain (loss) on investments .............     (1,424,982)      (110,917)

      In connection with the change in investment structure discussed in Note 1,
      the   Small-Cap    Growth   and   Mid-Cap   Funds   made   the   following
      reclassifications:

                                                                            SMALL-CAP       MID-CAP
                                                                           GROWTH FUND       FUND
                                                                           -----------    -----------
      Paid-in-capital .................................................    $(1,439,241)   $      (145)
      Net unrealized appreciation (depreciation) of investments .......      1,439,241            145

      The tax character of distributions paid during the years ended June 30, 2006 and June 30, 2005 was as follows:

                                                                            SMALL-CAP       MID-CAP
                                                                           GROWTH FUND       FUND
                                                                           -----------    -----------
      YEAR ENDED JUNE 30, 2006
      Ordinary income .................................................    $        --    $   236,059
      Long-term capital gains .........................................        587,751        266,770
                                                                           -----------    -----------
            Total distributions .......................................    $   587,751    $   502,829
                                                                           ===========    ===========

      YEAR ENDED JUNE 30, 2005
      Ordinary income .................................................    $ 1,448,188    $        --
      Long-term capital gains .........................................         42,142         24,519
                                                                           -----------    -----------
            Total distributions .......................................    $ 1,490,330    $    24,519
                                                                           ===========    ===========

      As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

                                                                            SMALL-CAP       MID-CAP
                                                                           GROWTH FUND       FUND
                                                                           -----------    -----------
      Undistributed ordinary income ...................................    $ 9,030,485    $    28,620
      Undistributed long-term capital gains ...........................      6,128,177      1,492,202
      Temporary differences ...........................................         (9,884)        (9,884)
      Net unrealized appreciation of investments ......................     20,628,590      1,265,639
                                                                           -----------    -----------
      Total accumulated earnings ......................................    $35,777,368    $ 2,776,577
                                                                           ===========    ===========

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      The differences between book basis and tax basis components of accumulated earnings are primarily attributable to tax deferral of losses on wash sales and deferred compensation of trustees.

      During the fiscal year ended June 30, 2006, the Small-Cap Growth Fund and Mid-Cap Fund utilized $2,354,379 and $6,153, respectively, of capital loss carryforwards.

7. CONTRACTUAL OBLIGATIONS. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of loss to be remote.

8. SUBSEQUENT EVENTS. The Board of Trustees has approved a plan to reorganize (the "Reorganization") each of the Funds, subject to shareholder approval, into a newly created series of The Roxbury Funds, a Delaware statutory trust. The name of each series of the Roxbury Funds will be identical to that of its corresponding Fund. It is anticipated a special shareholder meeting will be held in October 2006 to consider the issue.

THE ROXBURY FUNDS
-----------------
  REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Roxbury Small Cap Growth Fund and Roxbury Mid Cap Fund (the "Funds") (two of the series constituting WT Mutual Fund) as of June 30, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Roxbury Small Cap Growth Fund and Roxbury Mid Cap Fund series of WT Mutual Fund at June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 11, 2006

THE ROXBURY FUNDS
-----------------
  TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006 certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income distribution (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 15%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

The percentage of ordinary income distributions that qualify is as follows:

                                                      QUALIFIED
                                                      DIVIDENDS
                                                     ------------
   Mid-Cap Fund ...................................     21.8%

For corporate shareholders, 21.8% of the ordinary income distributions (dividend income plus short-term gains, if any) for the Mid-Cap Fund qualify for the dividends-received deduction.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Small Cap Growth Fund and Mid-Cap Fund paid capital gain distributions (from net long-term capital gains) during the fiscal year ended June 30, 2006 as follows:

                                                     CAPITAL GAIN   CAPITAL GAIN
                                                       PER SHARE    DISTRIBUTION
                                                     ------------   ------------
   Small-Cap Growth Fund ..........................     $0.06          $587,751
   Mid-Cap Fund ...................................      0.12           266,770

In January 2007, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2006, including any distributions paid between June 30, 2006 and December 31, 2006.

THE ROXBURY FUNDS
-----------------
  TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT  Mutual  Fund  (the  "Trust")  is  governed  by  a  Board  of  Trustees  (the
"Trustees"). The primary responsibility of the Trustees of the Trust is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

The following table presents certain information regarding the Trustees and Officers of the Trust. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it related to the Trust is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and is available, without charge, upon request, by calling (800) 336-9970 or by visiting the Funds' website at www.RoxburyFunds.com.

INTERESTED TRUSTEES

                                                                                                   NUMBER OF
                                                                                                    FUNDS IN
                                                                               PRINCIPAL              FUND             OTHER
                          POSITION(S)         TERM OF OFFICE AND             OCCUPATION(S)          COMPLEX        DIRECTORSHIPS
       NAME AND            HELD WITH            LENGTH OF TIME                DURING PAST         OVERSEEN BY         HELD BY
    DATE OF BIRTH            TRUST                  SERVED                    FIVE YEARS            TRUSTEE           TRUSTEE
----------------------  ---------------   ---------------------------   -----------------------   -----------   --------------------
NEIL WOLFSON 1          Trustee,          Shall serve at the pleasure   Chief Investment              27                None
Date of Birth: 6/64     President and     of the Board and until        Officer of Wilmington
                        Chief Executive   successor is elected and      Trust Investment
                        Officer           qualified. Trustee since      Management, LLC
                                          September 2005; President     ("WTIM") since July
                                          and Chief Executive Officer   2004; Previously,
                                          since January 2006.           Partner with KPMG from
                                                                        1996 to 2004.

ROBERT J. CHRISTIAN 2   Trustee           Shall serve until death,      Executive Vice                27                None
Date of Birth: 2/49                       resignation or removal.       President and Chief
                                          Trustee since October 1998;   Investment Officer of
                                          President and Chairman of     Wilmington Trust
                                          the Board from October 1998   Company from 1996 to
                                          to January 2006.              2005; President of
                                                                        Rodney Square
                                                                        Management Corporation
                                                                        ("RSMC") from 1996 to
                                                                        2005; Vice President of
                                                                        RSMC from 2005 to 2006.

______________
1 Mr. Wolfson is an "Interested Trustee" by reason of his position as Chief Investment Officer of Wilmington Trust Investment Management, LLC ("WTIM"), an affiliate of RSMC.

2 Mr. Christian is an "Interested Trustee" by reason of his former position as President of RSMC, an investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

THE ROXBURY FUNDS
-----------------
  TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                                     NUMBER OF
                                                                                                     FUNDS IN
                                                                                 PRINCIPAL             FUND             OTHER
                            POSITION(S)         TERM OF OFFICE AND             OCCUPATION(S)          COMPLEX       DIRECTORSHIPS
       NAME AND              HELD WITH            LENGTH OF TIME                DURING PAST         OVERSEEN BY        HELD BY
    DATE OF BIRTH              TRUST                  SERVED                    FIVE YEARS            TRUSTEE          TRUSTEE
----------------------    ---------------   ---------------------------   -----------------------   -----------   ------------------
ROBERT ARNOLD             Trustee           Shall serve until death,      Founder and co-manager,       27        First Potomac
Date of Birth: 3/44                         resignation or removal.       R. H. Arnold & Co.,                     Realty Trust (real
                                            Trustee since May 1997.       Inc. (investment                        estate investment
                                                                          banking company) since                  trust).
                                                                          1989.

DR. ERIC BRUCKER          Trustee           Shall serve until death,      Professor of Economics,       27               None
Date of Birth: 12/41                        resignation or removal.       Widener University
                                            Trustee since October 1999.   since July 2004;
                                                                          formerly, Dean, School
                                                                          of Business
                                                                          Administration of
                                                                          Widener University from
                                                                          2001 to 2004; Dean,
                                                                          College of Business,
                                                                          Public Policy and
                                                                          Health at the
                                                                          University of Maine
                                                                          from September 1998 to
                                                                          June 2001.

NICHOLAS GIORDANO         Trustee and       Shall serve until death,      Consultant, financial         27        Kalmar Pooled
Date of Birth: 3/43       Chairman of the   resignation or removal.       services organizations                  Investment Trust;
                          Board             Trustee since October         from 1997 to present;                   Independence Blue
                                            1998; Chairman of the         Interim President,                      Cross; and
                                            Board since January 2006.     LaSalle University from                 IntriCon
                                                                          1998 to 1999.                           Corporation
                                                                                                                  (industrial
                                                                                                                  furnaces and
                                                                                                                  ovens).

LOUIS KLEIN, JR.          Trustee           Shall serve until death,      Self-employed financial       32        CRM Mutual Fund
Date of Birth: 5/35                         resignation or removal.       consultant since 1991.                  Trust (since June
                                            Trustee since October 1999.                                           2005); WHX
                                                                                                                  Corporation
                                                                                                                  (industrial
                                                                                                                  manufacturer).

CLEMENT C. MOORE, II      Trustee           Served as Trustee from        Managing Partner,             32        CRM Mutual Fund
Date of Birth: 9/44                         October 1999 until his        Mariemont Holdings,                     Trust (since June
                                            resignation in July 2006.     LLC, (real estate                       2005).
                                                                          holding and development
                                                                          company) since 1980.

JOHN J. QUINDLEN          Trustee           Shall serve until death,      Retired since 1993.           27               None
Date of Birth: 5/32                         resignation or removal.
                                            Trustee since October 1999.

MARK A. SARGENT           Trustee           Shall serve until death,      Dean and Professor of         27               None
Date of Birth: 4/51                         resignation or removal.       Law, Villanova
                                            Trustee since November        University School of
                                            2001.                         Law since July 1997.

THE ROXBURY FUNDS
-----------------
  TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                                     NUMBER OF
                                                                                                     FUNDS IN
                                                                                 PRINCIPAL             FUND             OTHER
                            POSITION(S)         TERM OF OFFICE AND             OCCUPATION(S)          COMPLEX       DIRECTORSHIPS
  NAME, ADDRESS AND          HELD WITH            LENGTH OF TIME                DURING PAST         OVERSEEN BY        HELD BY
    DATE OF BIRTH              TRUST                  SERVED                    FIVE YEARS            TRUSTEE          TRUSTEE
----------------------    ---------------   ---------------------------   -----------------------   -----------   ------------------
ERIC K. CHEUNG            Vice President    Shall serve at the            Vice President,               N/A               N/A
1100 North Market Street                    pleasure of the Board and     Wilmington Trust
Wilmington, DE 19890                        until successor is elected    Company since 1986;
Date of Birth: 12/54                        and qualified. Officer        and Vice President
                                            since October 1998.           and Director, RSMC
                                                                          since 2001.

JOSEPH M. FAHEY, JR.      Vice President    Shall serve at the            Vice President, RSMC          N/A               N/A
1100 North Market Street                    pleasure of the Board and     since 1992.
Wilmington, DE 19890                        until successor is elected
Date of Birth: 1/57                         and qualified. Officer
                                            since November 1999.

JOHN J. KELLEY            Vice President,   Shall serve at the            Vice President of             N/A               N/A
1100 North Market Street  Chief Financial   pleasure of the Board and     RSMC since July 2005;
Wilmington, DE 19890      Officer,          until successor is elected    Vice President of
Date of Birth: 9/59       Treasurer &       and qualified. Officer        PFPC Inc. from
                          Secretary         since September 2005.         January 2005 to July
                                                                          2005; Vice President
                                                                          of Administration,
                                                                          1838 Investment
                                                                          Advisors, LP from
                                                                          1999 to 2005; Chief
                                                                          Compliance Officer,
                                                                          1838 Investment
                                                                          Advisors, LP from
                                                                          2004 to 2005.

WILLIAM P. RICHARDS, JR.  Vice President    Shall serve at the            Managing Director,            N/A               N/A
100 Wilshire Boulevard                      pleasure of the Board and     Roxbury Capital
Suite 1000                                  until successor is elected    Management LLC
Santa Monica, CA 90401                      and qualified. Officer        (registered
Date of Birth: 11/36                        since November 2004.          investment adviser)
                                                                          since 1998.

ANNA M. BENCROWSKY        Chief             Shall serve at the            Chief Compliance              N/A               N/A
1100 North Market Street  Compliance        pleasure of the Board and     Officer, RSMC since
Wilmington, DE 19890      Officer           until successor is elected    2004; Vice President
Date of Birth: 5/51                         and qualified; Officer        and Chief Compliance
                                            since September 2004.         Officer, 1838
                                                                          Investment Advisors,
                                                                          LP from 1998 to 2004.

THE ROXBURY FUNDS (UNAUDITED)
-----------------------------

--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust's portfolios is available without charge, on the SEC's website at http://www.sec.gov. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30, 2006 is available without charge, on the SEC's website listed above.

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                 Mark A. Sargent
                                  Neil Wolfson
                           --------------------------

                                    OFFICERS

                            Neil Wolfson, PRESIDENT/
                             CHIEF EXECUTIVE OFFICER
                         John J. Kelley, VICE PRESIDENT/
                            CHIEF FINANCIAL OFFICER,
                             TREASURER AND SECRETARY
                           Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                    William P. Richards, Jr., VICE PRESIDENT
                               Anna M. Bencrowsky,
                            CHIEF COMPLIANCE OFFICER
                           --------------------------

                               INVESTMENT ADVISER

                         Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401
                           --------------------------

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT,
                              SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------


                         -------------------------------
                               Visit us online at
                              www.RoxburyFunds.com
                         -------------------------------


THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE ROXBURY FUNDS.

WROX-ANN-6/06

--------------------------------------------------------------------------------

       ------------------------------------------------------------------

                                  R O X B U R Y
                             CAPITAL MANAGEMENT, LLC

       ------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       ------------------------------------------------------------------
                                       THE
                                  ROXBURY FUNDS
       ------------------------------------------------------------------

                                 Micro-Cap Fund

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  ANNUAL REPORT
                                  JUNE 30, 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE ROXBURY FUNDS
-----------------
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

ROXBURY MICRO-CAP FUND

      It was a solid year for micro-cap stocks, though one with high drama and volatility. In the end, the Roxbury Micro-Cap Fund rose 4.66% during the period, compared to 14.58% for the Russell 2000 Growth Index and 14.28% for the Russell Microcap Index.

      While our concentrated approach has served us well over time, it hurt us compared to our benchmarks this year. That's because a handful of consumer discretionary and healthcare stocks in the Fund experienced some significant disappointments, leading to this underperformance.

      As you have probably heard, the sale of shares in the Fund was suspended indefinitely on July 24, 2006. In addition, due to the departure of the Fund's former portfolio manager, the Board of Trustees has determined that it is in the best interest of shareholders to liquidate and terminate the Fund on October 9, 2006. If you have any questions about this, or any other aspect of the Fund, please call (800) 497-2960.

      We appreciate the trust you have placed in us, and look forward to continuing to serve your investment needs through our other two funds--The Roxbury Small-Cap Growth Fund and The Roxbury Mid-Cap Fund--in the future.

Very truly yours,

The Roxbury Funds

THE ROXBURY FUNDS
-----------------
  MANAGEMENT DISCUSSION OF FUND PERFORMANCE -- CONTINUED
--------------------------------------------------------------------------------

      The top ten holdings of the Micro-Cap Fund as of June 30, 2006, representing approximately 39.9% of the total investments were:

                                                                   PERCENT OF
10 LARGEST HOLDINGS                                            TOTAL INVESTMENTS
-------------------                                            -----------------
Peerless Systems Corp. ......................................         4.4%
Cybersource Corp. ...........................................         4.3%
Orasure Technologies, Inc. ..................................         4.1%
Toreador Resources Corp. ....................................         4.1%
Napco Security Systems, Inc. ................................         4.0%
Youbet.com, Inc. ............................................         4.0%
Lantronix, Inc. .............................................         3.8%
Tripath Imaging, Inc. .......................................         3.8%
Cash Systems, Inc. ..........................................         3.8%
Allis-Chalmers Energy Inc. ..................................         3.6%

THE ROXBURY FUNDS
-----------------
  MANAGEMENT DISCUSSION OF FUND PERFORMANCE -- CONTINUED
--------------------------------------------------------------------------------

                             ROXBURY MICRO-CAP FUND
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

            Roxbury Micro-Cap       Russell 2000(R)         Russell
          Fund -- Institutional          Growth           Microcap(R)
                  Shares                 Index               Index
           --------------------     ---------------       -----------

12/29/04          $10,000               $10,000             $10,000
6/30/05            10,090                 9,602               9,558
6/30/06            10,560                11,001              10,922


--------------------------------------------------------------------------------

                                  Total Return
   --------------------------------------------------------------------------

                                                                     SINCE
                                                        1 YEAR      INCEPTION
                                                        ------      ---------
Roxbury Micro-Cap Fund -- Institutional Shares           4.66%       3.70% 1
Russell Microcap(R) Index                               14.28%       6.05% 2
Russell 2000(R) Growth Index                            14.58%       6.56% 3

--------------------------------------------------------------------------------

----------
* PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THAT SHOWN HERE. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE BY CALLING 800-497-2960.

      THE PERFORMANCE IN THE ABOVE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THE SHAREHOLDER WOULD PAY ON FUND DISTRIBUTION OR REDEMPTION OF FUND SHARES.

      AN INVESTMENT IN THE FUND IS NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, IS NOT A DEPOSIT OF OR OTHER OBLIGATION OF OR GUARANTEED BY WILMINGTON TRUST OR ANY OTHER BANK OR ENTITY, AND IS SUBJECT TO RISKS INCLUDING A POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

1     THE INSTITUTIONAL SHARES COMMENCED OPERATIONS ON DECEMBER 29, 2004.

2 RUSSELL MICROCAP(R) INDEX MEASURES PERFORMANCE OF THE MICROCAP SEGMENT, REPRESENTING LESS THAN 3% OF THE U.S. EQUITY MARKET. THE RUSSELL MICROCAP(R) INDEX INCLUDES THE SMALLEST 1,000 SECURITIES IN THE RUSSELL 2000(R) INDEX PLUS THE NEXT 1,000 SECURITIES. AS OF THE LATEST RECONSTITUTION, THE AVERAGE MARKET CAPITALIZATION WAS APPROXIMATELY $217.0 MILLION; THE MEDIAN MARKET CAPITALIZATION WAS APPROXIMATELY $182.6
      MILLION. THE LARGEST COMPANY IN THE INDEX HAD AN APPROXIMATE MARKET CAPITALIZATION OF $539.5 MILLION; THE SMALLEST COMPANY IN THE INDEX HAS AN APPROXIMATE MARKET CAPITALIZATION OF $54.8 MILLION.

3 RUSSELL 2000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. RUSSELL 2000(R) INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000(R) INDEX. THE RUSSELL 3000(R) INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. YOU CANNOT INVEST IN AN INDEX. DISTRIBUTED BY PROFESSIONAL FUNDS DISTRIBUTOR, LLC.

THE ROXBURY FUNDS
-----------------
   EXPENSE DISCLOSURE
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

      The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

      The Expense Table below illustrates your Fund's costs in two ways.

      o ACTUAL FUND RETURN. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

      o HYPOTHETICAL 5% RETURN. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The "Annualized Expense Ratio" reflects the actual expenses for the period indicated.

FOR THE PERIOD JANUARY 1, 2006 TO JUNE 30, 2006

EXPENSE TABLE

                                                     BEGINNING       ENDING                   EXPENSES
                                                      ACCOUNT       ACCOUNT      ANNUALIZED     PAID
                                                       VALUE         VALUE         EXPENSE     DURING
                                                      1/01/06       6/30/06         RATIO      PERIOD*
                                                     ---------      ---------    ----------   --------
ROXBURY MICRO-CAP FUND
Actual Fund Return ...............................   $1,000.00      $1,039.40       2.25%      $11.38
Hypothetical 5% Return Before Expenses ...........    1,000.00       1,013.64       2.25%       11.23

----------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent fiscal half-year, then divided by 365.

THE ROXBURY FUNDS
-----------------
   DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

JUNE 30, 2006

      The following table presents a summary of the portfolio holdings of the Roxbury Micro-Cap Fund as a percentage of its total investments.

MICRO-CAP FUND
Common Stocks
   Information Technology                                   40.6%
   Health Care                                              23.7%
   Energy                                                   12.0%
   Consumer Discretionary                                    8.6%
   Financials                                                5.3%
   Industrials                                               4.1%
   Telecommunication Services                                3.4%
Short-Term Investments                                       2.3%
                                                           -----
                                                           100.0%
                                                           =====

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust files a complete schedule of investments with the SEC for its first and third fiscal quarters on Form N-Q. Form N-Q is available without charge by visiting the SEC's website at HTTP://WWW.SEC.GOV, or it may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

ROXBURY MICRO-CAP FUND
----------------------
   INVESTMENTS / JUNE 30, 2006

   (Showing Percentage of Total Investments)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                             SHARES     (NOTE 2)
                                                             ------     --------
COMMON STOCK -- 97.7%
  CONSUMER DISCRETIONARY -- 8.6%
    AUTO COMPONENTS -- 1.2%
     Amerityre Corp.* ................................        1,689    $  13,360
                                                                       ---------
    HOTELS, RESTAURANTS, & LEISURE -- 4.0%
     Youbet.com, Inc.* ...............................        8,985       43,397
                                                                       ---------
    TEXTILES, APPAREL & LUXURY GOODS -- 3.4%
     Tarrant Apparel Group* ..........................       19,026       37,101
                                                                       ---------
    TOTAL CONSUMER DISCRETIONARY ..................................       93,858
                                                                       ---------
  ENERGY -- 12.0%
    ENERGY EQUIPMENT & SERVICES -- 3.6%
     Allis-Chalmers Energy Inc.* .....................        2,901       39,425
                                                                       ---------
    OIL, GAS & CONSUMABLE FUEL -- 8.4%
     Far East Energy Corp.* ..........................       20,558       32,893
     Far East Energy Corp.*  1 .......................       10,210       13,783
     Toreador Resources Corp.* .......................        1,567       44,080
                                                                       ---------
                                                                          90,756
                                                                       ---------
    TOTAL ENERGY ..................................................      130,181
                                                                       ---------
  FINANCIALS -- 5.3%
    CONSUMER FINANCE -- 5.3%
     Cash Systems, Inc.* .............................        5,643       41,137
     First Cash Financial Services, Inc.* ............          857       16,926
                                                                       ---------
                                                                          58,063
                                                                       ---------
    TOTAL FINANCIALS ..............................................       58,063
                                                                       ---------
  HEALTH CARE -- 23.7%
    HEALTH CARE EQUIPMENT & SUPPLIES -- 14.2%
     Endocare, Inc.* .................................       14,602       36,505
     OraSure Technologies, Inc.* .....................        4,726       44,992
     PhotoMedex, Inc.* ...............................       10,053       15,783
     Pro-Dex, Inc.* ..................................        9,073       16,059
     TriPath Imaging, Inc.* ..........................        6,268       41,494
                                                                       ---------
                                                                         154,833
                                                                       ---------
    HEALTH CARE PROVIDERS & SERVICES -- 2.7%
     Providence Service Corp.* .......................        1,065       29,000
                                                                       ---------
    HEALTH CARE TECHNOLOGY -- 3.6%
     Merge Technologies, Inc.* .......................        3,158       38,875
                                                                       ---------

                                                                         VALUE
                                                             SHARES     (NOTE 2)
                                                             ------     --------
    LIFE SCIENCES TOOLS & SERVICES -- 3.2%
     Bio-Imaging Technologies, Inc.* ...................        8,543  $  35,197
                                                                       ---------
    TOTAL HEALTH CARE ...............................................    257,905
                                                                       ---------
  INDUSTRIALS -- 4.1%
    AEROSPACE & DEFENSE -- 2.0%
     TVI Corp.* ........................................        6,279     22,165
                                                                       ---------
    COMMERCIAL SERVICES & SUPPLIES -- 2.1%
     Consolidated Graphics, Inc.* ......................          440     22,906
                                                                       ---------
    TOTAL INDUSTRIALS ...............................................     45,071
                                                                       ---------
  INFORMATION TECHNOLOGY -- 40.6%
    COMMUNICATIONS EQUIPMENT -- 13.7%
     Airspan Networks, Inc.* ...........................       10,561     26,403
     Digi International, Inc.* .........................        2,607     32,666
     EFJ, Inc.* ........................................        1,727     10,379
     Lantronix, Inc.* ..................................       19,207     41,871
     Relm Wireless Corp.* ..............................        6,095     37,911
                                                                       ---------
                                                                         149,230
                                                                       ---------
  COMPUTERS & PERIPHERALS -- 2.6%
    LaserCard Corp.* .................................        2,142       28,039
                                                                       ---------
  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 12.4%
    Bulldog Technologies Inc.* .......................       34,351       17,176
    Iteris, Inc.* ....................................        7,322       17,426
    Measurement Specialties, Inc.* ...................        1,310       29,174
    Napco Security Systems, Inc.* ....................        4,499       43,730
    Spectrum Control, Inc.* ..........................        2,974       27,509
                                                                       ---------
                                                                         135,015
                                                                       ---------
  INTERNET SOFTWARE & SERVICES -- 4.3%
    Cybersource Corp.* ...............................        4,003       46,835
                                                                       ---------
  IT SERVICES -- 3.2%
    TNS, Inc.* .......................................        1,113       23,028
    WidePoint, Corp.* ................................        3,943       11,277
                                                                       ---------
                                                                          34,305
                                                                       ---------
  SOFTWARE -- 4.4%
    Peerless Systems Corp.* ..........................        9,304       47,730
                                                                       ---------
  TOTAL INFORMATION TECHNOLOGY ....................................      441,154
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.

ROXBURY MICRO-CAP FUND
----------------------
   INVESTMENTS / JUNE 30, 2006 -- CONTINUED

--------------------------------------------------------------------------------

                                                                        VALUE
                                                            SHARES     (NOTE 2)
                                                            ------     --------
TELECOMMUNICATION SERVICES -- 3.4%
 DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.4%
   UCN, Inc.* .......................................       13,795    $   36,557
                                                                      ----------
 TOTAL TELECOMMUNICATION SERVICES ................................        36,557
                                                                      ----------
 TOTAL COMMON STOCK
   (COST $1,096,530) .............................................     1,062,789
                                                                      ----------

SHORT-TERM INVESTMENTS -- 2.3%
 BlackRock Liquidity Funds
  TempCash Portfolio --
  Institutional Series ..............................       12,405        12,405
 BlackRock Liquidity Funds
  TempFund Portfolio --
  Institutional Series ..............................       12,404        12,404
                                                                      ----------
TOTAL SHORT-TERM INVESTMENTS
    (COST $24,809) ...............................................        24,809
                                                                      ----------
TOTAL INVESTMENTS -- 100.0%
 (COST $1,121,339) 2 .............................................    $1,087,598
                                                                      ==========

----------
*     Non-income producing security.

1     Security is a Private Investment in Public Equity (PIPE).

2 The cost for Federal income tax purposes is $1,155,635. At June 30, 2006 net unrealized depreciation was $68,037. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $63,515, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $131,552.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006

                                                                     MICRO-CAP
                                                                       FUND
                                                                    -----------
ASSETS:
Investment in securities, at value* ...........................     $ 1,087,598
Receivable for fund shares sold ...............................             602
Receivable for investments sold ...............................          45,441
Receivable from advisor .......................................          16,717
Dividends and interest receivable .............................             191
Other assets ..................................................           5,370
                                                                    -----------
Total assets ..................................................       1,155,919
                                                                    -----------
LIABILITIES:
Payable for fund shares redeemed ..............................          44,496
Payable for investments purchased .............................          13,784
Other accrued expenses ........................................          36,044
                                                                    -----------
Total liabilities .............................................          94,324
                                                                    -----------
NET ASSETS ....................................................     $ 1,061,595
                                                                    ===========
NET ASSETS CONSIST OF:
Paid-in capital ...............................................     $ 1,118,009
Accumulated net investment loss ...............................          (8,877)
Accumulated net realized loss on investments ..................         (13,796)
Net unrealized depreciation of investments ....................         (33,741)
                                                                    -----------
NET ASSETS ....................................................     $ 1,061,595
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
   ($0.01 par value, unlimited authorized shares):
   Institutional Shares .......................................         100,520
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Shares .......................................     $     10.56
                                                                    ===========

----------
*Investments at cost ..........................................     $ 1,121,339

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2006

                                                                                                    MICRO-CAP
                                                                                                       FUND
                                                                                                    ---------
INVESTMENT INCOME:
   Dividends ...........................................................................             $  1,389
                                                                                                     --------
EXPENSES:
   Advisory Fees .......................................................................                6,759
   Administration and accounting fees ..................................................               24,903
   Custody fees ........................................................................               16,183
   Compliance services .................................................................                1,903
   Transfer agent fees .................................................................                  166
   Reports to shareholders .............................................................                1,919
   Trustees' fees ......................................................................               19,127
   Registration fees ...................................................................                  560
   Professional fees ...................................................................               16,130
   Other ...............................................................................                7,370
                                                                                                     --------
      Total expenses before fee waivers and expense reimbursements .....................               95,020
      Expenses waived/reimbursed by Advisor ............................................              (67,867)
      Sub-administration and accounting fees waived ....................................              (17,016)
                                                                                                     --------
      Total expenses, net ..............................................................               10,137
                                                                                                     --------
   Net investment loss .................................................................               (8,748)
                                                                                                     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments ....................................................               (6,084)
   Net increase (decrease) in unrealized appreciation (depreciation) on investments ....              (44,938)
                                                                                                     --------
   Net loss on investments .............................................................              (51,022)
                                                                                                     --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................             $(59,770)
                                                                                                     ========

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
   FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                       MICRO-CAP
                                                                                                          FUND
                                                                                           -------------------------------
                                                                                            FOR THE YEAR    FOR THE PERIOD
                                                                                               ENDED             ENDED
                                                                                              JUNE 30,          JUNE 30,
                                                                                                2006             2005 1
                                                                                            -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment loss .................................................................     $   (8,748)      $    (1,216)
   Net realized loss on investments ....................................................         (6,084)           (7,712)
   Net increase (decrease) in unrealized appreciation (depreciation) on investments ....        (44,938)           11,197
                                                                                             ----------       -----------
Net increase (decrease) in net assets resulting from operations ........................        (59,770)            2,269
                                                                                             ----------       -----------
Fund share transactions (Note 5):
   Proceeds from shares sold ...........................................................      1,128,913           170,407
   Cost of shares redeemed .............................................................       (141,850)          (38,374)
                                                                                             ----------       -----------
Net increase in net assets from Fund share transactions ................................        987,063           132,033
                                                                                             ----------       -----------
Total increase in net assets ...........................................................        927,293           134,302
NET ASSETS:
   Beginning of period .................................................................        134,302                --
                                                                                             ----------       -----------
   End of period .......................................................................     $1,061,595       $   134,302
                                                                                             ==========       ===========
Accumulated net investment loss ........................................................     $   (8,877)      $      (129)
                                                                                             ----------       -----------

----------
1     Commencement of operations was December 29, 2004.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

                                                                                            FOR THE PERIOD
                                                                   FOR THE FISCAL        DECEMBER 29, 2004 1
                                                                     YEAR ENDED                THROUGH
                                                                    JUNE 30, 2006           JUNE 30, 2005
                                                                   ---------------       -------------------
MICRO-CAP FUND -- INSTITUTIONAL SHARES
NET ASSET VALUE -- BEGINNING OF PERIOD ..........................       $10.09                  $10.00
                                                                        ------                  ------
INVESTMENT OPERATIONS:
    Net investment loss 2 .......................................        (0.21)                  (0.09)
    Net realized and unrealized gain on investments .............         0.68                    0.18
                                                                        ------                  ------
       Total from investment operations .........................         0.47                    0.09
                                                                        ------                  ------
NET ASSET VALUE -- END OF PERIOD ................................       $10.56                  $10.09
                                                                        ======                  ======
TOTAL RETURN ....................................................         4.66%                   0.90%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
    Expenses:
       Including waivers/reimbursements .........................         2.25%                   2.25%*
       Excluding waivers/reimbursements .........................        21.09%                  90.75%*
    Net investment loss .........................................        (1.95)%                 (1.98)%*
Portfolio turnover rate .........................................          135%                     77%**
Net assets at the end of period (000 omitted) ...................       $1,062                  $  134*

----------
*     Annualized.

**    Not annualized.

1     Commencement of operations.

2 The net investment loss per share was calculated using the average shares outstanding method.

    The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS
-----------------
   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. WT Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the "Trustees") to establish series of shares, each of which constitutes a series separate and distinct from the shares of other series. As of June 30, 2006, the Trust currently offered 27 series, one of which, the Roxbury Micro-Cap Fund (the "Fund"), is included in these financial statements.

      The Fund offers two classes of shares: Institutional Shares and Investor Shares. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares are available to all investors and are subject to a shareholder servicing fee. As of June 30, 2006, the Investor Shares of the Fund had not commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

      SECURITY VALUATION. Securities held by the Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Trustees.

      FEDERAL INCOME TAXES. The Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Fund records expenses as incurred. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      CLASS ACCOUNTING. In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses relating to a specific class are charged directly to that class.

      DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

      USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") serves as investment adviser to the Fund. For its services, Roxbury receives a fee from the Fund at an annual rate as follows:

                                                                 % OF AVERAGE DAILY NET ASSETS
                                                                 -----------------------------
      Micro-Cap Fund ......................................    1.50% of average daily net assets

      Roxbury has contractually agreed to waive a portion of its advisory fee or reimburse for other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses, excluding class-specific expenses (such as Rule 12b-1 or shareholder services fees), exceed the following percentages of average daily net assets:

                                                               EXPENSE CAP         EXPIRATION DATE
                                                               -----------         ---------------
      Micro-Cap Fund -- Institutional Shares ................     2.25%           December 31, 2016

      The Fund's Chief Compliance Officer is employed and compensated by RSMC. Effective May 1, 2006, Rodney Square Management Corporation ("RSMC"), an affiliate of Roxbury, provides compliance services to the Funds pursuant to a Compliance Services Agreement. For these services, the Trust pays RSMC an annual fee equal to three-fourths of the Chief Compliance
      Officer's total compensation. Prior to May 1, 2006, RSMC provided compliance services to the Fund pursuant to a Compliance, Support and Recordkeeping Services Agreement. For those services, RSMC received a service fee at an annual rate of 0.012% of the Fund's average daily net assets plus an annual fee equal to three-fourths of the Chief Compliance Officer's total compensation. The fees for these services for the year ended June 30, 2006 are shown separately on the statement of operations.

      Effective May 1, 2006, RSMC provides administrative services to the Funds pursuant to an Administration Agreement. For these services, the Trust pays RSMC a fee at the annual rate of 0.0185% of the Trust's first $2 billion of total aggregate daily net assets; 0.0175% of the Trust's next $2 billion of total aggregate daily net assets; 0.125% of the Trust's next $2 billion of total aggregate daily net assets; and 0.0080% of the Trust's total aggregate daily net assets in excess of $6 billion. The fees paid to RSMC for these services for the year ended June 30, 2006 amounted to $27 for the Micro-Cap Fund.

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      PFPC Inc. provides sub-administration and accounting services pursuant to an agreement with RSMC and the Trust for which it receives fees directly from the Fund.

      COMPENSATION OF TRUSTEES AND OFFICERS. Except for the Fund's Chief Compliance Officer, Trustees and Officers of the Fund who are employees or officers of RSMC or WTIM do not receive any compensation from the Fund. Trustees of the Fund, who are not employees or officers of RSMC or WTIM, receive compensation and reimbursement of expenses from the Fund. Under a Deferred Compensation Plan (the "Plan") adopted August 15, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of their annual compensation. Deferred amounts are invested in shares of a series of the Trust and remain so until distributed in accordance with the Plan. Trustees' fees reflected in the accompanying financial statements include total compensation earned, whether elected to be paid in cash or deferred under the Plan.

      Wilmington Trust Company ("WTC"), an affiliate of Roxbury, serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust. The Fund pays WTC for its services as custodian and WTC pays PFPC Trust Company for its services as sub-custodian. The fees for these services for the year ended June 30, 2006 are shown separately in the statement of operations.

4.    INVESTMENT SECURITIES  TRANSACTIONS.  During the year ended June 30, 2006,
      purchases  and  sales  of  investment   securities  (excluding  short-term
      investments) were as follows:

                                                                       MICRO-CAP
                                                                         FUND
                                                                      ----------
      Purchases ....................................................  $1,575,590
      Sales ........................................................     597,121

5. CAPITAL SHARE TRANSACTIONS. Transactions in shares of capital stock for the year ended June 30, 2006 for the Institutional Shares of the Fund were as follows:

                                                         INSTITUTIONAL SHARES
                                                      -------------------------
                                                        SHARES         DOLLARS
                                                      --------      -----------
      MICRO-CAP FUND
      Sold ........................................    100,658      $ 1,128,913
      Redeemed ....................................    (13,453)        (141,850)
                                                      --------      -----------
      Net increase ................................     87,205      $   987,063
                                                      ========      ===========

THE ROXBURY FUNDS
-----------------
  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

      Transactions in shares of capital stock for the period ended June 30, 2005 for the Institutional Shares of the Fund were as follows:

                                                           INSTITUTIONAL SHARES
                                                           --------------------
                                                            SHARES     DOLLARS
                                                           -------    ---------
      MICRO-CAP FUND 1
      Sold .............................................    17,487    $ 170,407
      Redeemed .........................................    (4,172)     (38,374)
                                                           -------    ---------
      Net increase .....................................    13,315    $ 132,033
                                                           =======    =========

      1 Commencement of operations was December 29, 2004

6. FEDERAL TAX INFORMATION. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as "ordinary income" for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

      As of June 30, 2006, the components of accumulated deficit on a tax basis were as follows:

                                                                       MICRO-CAP
                                                                         FUND
                                                                       ---------
      Undistributed ordinary income ..............................     $ 24,487
      Post-October losses ........................................       (2,980)
      Other temporary differences ................................       (9,884)
      Net unrealized depreciation of investments .................      (68,037)
                                                                       --------
      Total accumulated deficit ..................................     $(56,414)
                                                                       ========

      The differences between book basis and tax basis components of accumulated deficit are primarily attributable to tax deferral of losses on wash sales and deferred compensation of trustees.

      Post-October losses represent net losses realized from November 1, 2005 through June 30, 2006, that, in accordance with Federal income tax regulations, the Fund has elected to defer and treat as having recognized the following fiscal year.

7. CONTRACTUAL OBLIGATIONS. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

8. SUBSEQUENT EVENT. At a special meeting of the WT Mutual Fund Board of Trustees held on August 7, 2006, the Board approved a plan to liquidate and terminate the Roxbury Micro-Cap Fund. The sale of Fund shares was suspended on July 24, 2006. The Fund will continue to accept redemption requests through October 9, 2006, the effective date of the termination, at which time the Fund will liquidate and distribute the remaining assets to shareholders of record on a prorata basis.

THE ROXBURY FUNDS
-----------------
  REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Trustees of WT Mutual Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roxbury Micro-Cap Fund (the "Fund") (one of the series constituting WT Mutual Fund) as of June 30, 2006, and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for the year then ended and the period December 29, 2004 (commencement of operations) through June 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Roxbury Micro-Cap Fund series of WT Mutual Fund at June 30, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period December 29, 2004 (commencement of operations) through June 30, 2005, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 11, 2006

THE ROXBURY FUNDS
-----------------
   TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

WT  Mutual  Fund  (the  "Trust")  is  governed  by  a  Board  of  Trustees  (the
"Trustees"). The primary responsibility of the Trustees of the Trust is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.

The following table presents certain information regarding the Trustees and Officers of the Trust. Each person listed under "Interested Trustee" below is an "interested person" of the Trust's investment advisers, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Each person who is not an "interested person" of the Trust's investment advisers or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below.

Unless specified otherwise, the address of each Trustee and Officer as it related to the Trust is 1100 N. Market Street, Wilmington, DE 19890.

The Statement of Additional Information for the Trust contains additional information about the Trust's Trustees and is available, without charge, upon request, by calling (800) 336-9970 or by visiting the Funds' website at www.wilmingtonfunds.com.

INTERESTED TRUSTEES

                                                                                                       NUMBER OF
                                                                                                       FUNDS IN
                                                                              PRINCIPAL                   FUND            OTHER
                              POSITION(S)        TERM OF OFFICE AND         OCCUPATION(S)               COMPLEX       DIRECTORSHIPS
      NAME AND                HELD WITH           LENGTH OF TIME             DURING PAST              OVERSEEN BY        HELD BY
   DATE OF BIRTH                TRUST                 SERVED                 FIVE YEARS                 TRUSTEE          TRUSTEE
--------------------       ---------------   -----------------------    -------------------------     ------------    -------------
NEIL WOLFSON 1             Trustee,          Shall serve at the         Chief Investment Officer           27              None
Date of Birth: 6/64        President and     pleasure of the Board      of Wilmington Trust
                           Chief Executive   and until successor is     Investment Management,
                           Officer           elected and qualified.     LLC ("WTIM")
                                             Trustee since September    since July 2004;
                                             2005; President and        Previously, Partner with
                                             Chief Executive Officer    KPMG from 1996 to
                                             since January 2006.        2004.

ROBERT J. CHRISTIAN 2      Trustee           Shall serve until          Executive Vice President           27              None
Date of Birth: 2/49                          death, resignation or      and Chief Investment
                                             removal. Trustee           Officer of Wilmington
                                             since October 1998;        Trust Company from
                                             President and              1996 to 2005; President
                                             Chairman of the            of Rodney Square
                                             Board from October         Management Corporation
                                             1998 to January            ("RSMC") from 1996 to
                                             2006.                      2005; Vice President of
                                                                        RSMC from 2005 to
                                                                        2006.

----------
1     Mr. Wolfson is an "Interested  Trustee" by reason of his position as Chief
      Investment  Officer  of  Wilmington  Trust  Investment   Management,   LLC
      ("WTIM"), an affiliate of RSMC.

2 Mr. Christian is an "Interested Trustee" by reason of his former position as Vice President of RSMC, an investment adviser to the Trust. As of February, 2006, Mr. Christian is no longer employed by RSMC but is considered an "Interested Trustee".

THE ROXBURY FUNDS
-----------------
   TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                                                                  NUMBER OF
                                                                                                  FUNDS IN
                                                                          PRINCIPAL                  FUND              OTHER
                            POSITION(S)      TERM OF OFFICE AND         OCCUPATION(S)              COMPLEX         DIRECTORSHIPS
      NAME AND              HELD WITH         LENGTH OF TIME             DURING PAST             OVERSEEN BY          HELD BY
   DATE OF BIRTH              TRUST               SERVED                 FIVE YEARS                TRUSTEE            TRUSTEE
--------------------       ------------  -----------------------    -------------------------    ------------      -------------
ROBERT ARNOLD              Trustee       Shall serve until death,   Founder and co-manager,            27       First Potomac Realty
Date of Birth: 3/44                      resignation or removal.    R. H. Arnold & Co., Inc.                    Trust (real estate
                                         Trustee since May 1997.    (investment banking                         investment trust).
                                                                    company) since 1989.

DR. ERIC BRUCKER           Trustee       Shall serve until death,   Professor of Economics,            27            None
Date of Birth: 12/41                     resignation or removal.    Widener University since
                                         Trustee since October      July 2004; formerly,
                                         1999.                      Dean, School of Business
                                                                    Administration of
                                                                    Widener University from
                                                                    2001 to 2004; Dean,
                                                                    College of Business,
                                                                    Public Policy and Health
                                                                    at the University of Maine
                                                                    from September 1998 to
                                                                    June 2001.

NICHOLAS GIORDANO          Trustee and   Shall serve until death,   Consultant, financial              27       Kalmar Pooled
Date of Birth: 3/43        Chairman of   resignation or removal.    services organizations                      Investment Trust;
                           the Board     Trustee since October      from 1997 to present;                       Independence Blue
                                         1998; Chairman of the      Interim President, LaSalle                  Cross; and IntriCon
                                         Board since January        University from 1998 to                     Corporation
                                         2006.                      1999.                                       (industrial furnaces
                                                                                                                and ovens).

LOUIS KLEIN, JR.           Trustee       Shall serve until death,   Self-employed financial            32       CRM Mutual Fund
Date of Birth: 5/35                      resignation or removal.    consultant since 1991.                      Trust (since June
                                         Trustee since October                                                  2005); WHX
                                         1999.                                                                  Corporation
                                                                                                                (industrial
                                                                                                                manufacturer).

CLEMENT C. MOORE, II       Trustee       Served as Trustee from     Managing Partner,                  32       CRM Mutual Fund
Date of Birth: 9/44                      October 1999 until his     Mariemont Holdings,                         Trust (since June
                                         resignation in July 2006.  LLC, (real estate holding                   2005).
                                                                    and development
                                                                    company) since 1980.

JOHN J. QUINDLEN           Trustee       Shall serve until death,   Retired since 1993.                27            None
Date of Birth: 5/32                      resignation or removal.
                                         Trustee since October
                                         1999.

MARK A. SARGENT            Trustee       Shall serve until death,   Dean and Professor of              27            None
Date of Birth: 4/51                      resignation or removal.    Law, Villanova University
                                         Trustee since November     School of Law since July
                                         2001.                      1997.

THE ROXBURY FUNDS
-----------------
   TRUSTEES AND OFFICERS -- CONTINUED
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

                                                                                                        NUMBER OF
                                                                                                        FUNDS IN
                                                                                PRINCIPAL                  FUND            OTHER
                            POSITION(S)            TERM OF OFFICE AND         OCCUPATION(S)              COMPLEX       DIRECTORSHIPS
  NAME, ADDRESS AND         HELD WITH               LENGTH OF TIME             DURING PAST             OVERSEEN BY        HELD BY
   DATE OF BIRTH              TRUST                     SERVED                 FIVE YEARS                TRUSTEE          TRUSTEE
--------------------       ------------        -----------------------    -------------------------    ------------    -------------
ERIC K. CHEUNG             Vice President      Shall serve at the         Vice President,                   N/A             N/A
1100 North Market Street                       pleasure of the Board      Wilmington Trust
Wilmington, DE 19890                           and until successor is     Company since 1986; and
Date of Birth: 12/54                           elected and qualified.     Vice President and
                                               Officer since October      Director, RSMC since
                                               1998.                      2001.

JOSEPH M. FAHEY, JR.       Vice President      Shall serve at the         Vice President, RSMC              N/A             N/A
1100 North Market Street                       pleasure of the Board      since 1992.
Wilmington, DE 19890                           and until successor is
Date of Birth: 1/57                            elected and qualified.
                                               Officer since November
                                               1999.

JOHN J. KELLEY             Vice President,     Shall serve at the         Vice President of RSMC            N/A             N/A
1100 North Market Street   Chief Financial     pleasure of the Board      since July 2005; Vice
Wilmington, DE 19890       Officer,            and until successor is     President of PFPC Inc.
Date of Birth: 9/59        Treasurer &         elected and qualified.     from January 2005 to July
                           Secretary           Officer since September    2005; Vice President of
                                               2005.                      Administration, 1838
                                                                          Investment Advisors, LP
                                                                          from 1999 to 2005; Chief
                                                                          Compliance Officer, 1838
                                                                          Investment Advisors, LP
                                                                          from 2004 to 2005.

WILLIAM P. RICHARDS, JR.   Vice President      Shall serve at the         Managing Director,                N/A             N/A
100 Wilshire Boulevard                         pleasure of the Board      Roxbury Capital
Suite 1000                                     and until successor is     Management LLC
Santa Monica, CA 90401                         elected and qualified.     (registered investment
Date of Birth: 11/36                           Officer since November     adviser) since 1998.
                                               2004.

ANNA M. BENCROWSKY         Chief               Shall serve at the         Chief Compliance                  N/A             N/A
1100 North Market Street   Compliance          pleasure of the Board      Officer, RSMC since
Wilmington, DE 19890       Officer             and until successor is     2004; Vice President and
Date of Birth: 5/51                            elected and qualified;     Chief Compliance
                                               Officer since September    Officer, 1838 Investment
                                               2004.                      Advisors, LP from 1998
                                                                          to 2004.

THE ROXBURY FUNDS (UNAUDITED)
-----------------------------

--------------------------------------------------------------------------------

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust's portfolios is available without charge on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the investment adviser voted proxies for the most recent twelve month period ended June 30, 2006 is available without charge, on the SEC's website listed above.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES

                                Robert H. Arnold
                                Dr. Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein, Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                                Mark A. Sargent
                                  Neil Wolfson
                           --------------------------

                                    OFFICERS

                            Neil Wolfson, PRESIDENT/
                             CHIEF EXECUTIVE OFFICER
                         John J. Kelley, VICE PRESIDENT/
                            CHIEF FINANCIAL OFFICER,
                             TREASURER AND SECRETARY
                           Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                    William P. Richards, Jr., VICE PRESIDENT
                              Anna M. Bencrowsky,
                            CHIEF COMPLIANCE OFFICER
                           --------------------------

                               INVESTMENT ADVISER

                         Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 1000
                             Santa Monica, CA 90401
                           --------------------------

                                    CUSTODIAN

                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                 TRANSFER AGENT,
                             SUB-ADMINISTRATOR AND
                                ACCOUNTING AGENT

                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                         -------------------------------
                               Visit us online at
                              www.RoxburyFunds.com
                         -------------------------------

THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE ROXBURY FUNDS.

WROX-ANN-6/06

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that each of Nicholas A. Giordano, John J. Quindlen and Louis Klein Jr. is as an "audit committee financial expert" serving on its audit committee and that each is "independent," as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)

          Set forth in the table below are audit fees and non-audit fees billed to the registrant by its independent registered public accounting firm (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the registrant's fiscal years ended June 30, 2005 and June 30, 2006.

--------------------------------------------------------------------------------------------------------------
WT Investment Trust I
--------------------------------------------------------------------------------------------------------------
Fiscal year Ended         Audit Fees            Audit-Related Fees       Tax Fees (1)         All Other Fees
June 30
--------------------------------------------------------------------------------------------------------------
2005                      $355,950              None                     $49,450              None
--------------------------------------------------------------------------------------------------------------
2006 (2)                  N/A                   N/A                      N/A                  N/A
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
WT Mutual Fund
--------------------------------------------------------------------------------------------------------------
Fiscal year Ended         Audit Fees            Audit-Related Fees       Tax Fees (1)         All Other Fees
June 30
--------------------------------------------------------------------------------------------------------------
2005                      $208,250              None                     $54,825              None
--------------------------------------------------------------------------------------------------------------
2006                      $502,550              None                     $96,955              None
--------------------------------------------------------------------------------------------------------------

     (1) These fees related to services consisting of the review of U.S. federal income tax returns, review of annual excise distribution calculations and tax advisory services in connection with the change in the registrant's operating structure.

     (2) Effective July 1, 2005, the registrant ceased operating in a master-feeder or fund-of-funds structure. The series of WT Investment Trust I distributed all their assets and liabilities pro rata to a corresponding series of the WT Mutual Fund and terminated operations.

     (e) The Registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the Registrant by the Auditor. The Audit Committee is also required to approve prior to appointment the engagement of the Auditor to provide other audit services to the Funds, or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the Registrant fees for the fiscal years ended June 30, 2005 and 2006 were pre-approved by the Audit Committee.

     (f)  Not Applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $54,825 and $96,955 for the years ended June 30, 2005 and 2006.

     (h)  Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

  (a)(1) Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to Exhibit (a)(1) of the registrant's Form N-CSR filed on September 8, 2005 (Accession No. 0000950116-05-002982).

  (a)(2)  Certifications  pursuant  to  Rule  30a-2(a)  under  the 1940  Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)  Not applicable.

     (b)  Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                WT Mutual Fund
            --------------------------------------------------------------------

By (Signature and Title)*   /s/Neil Wolfson
                         -------------------------------------------------------
                            Neil Wolfson, President & Chief Executive Officer
                            (principal executive officer)

Date  September 6, 2006
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Neil Wolfson
                         -------------------------------------------------------
                            Neil Wolfson, President & Chief Executive Officer
                            (principal executive officer)

Date  September 6, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*   /s/John J. Kelley
                         -------------------------------------------------------
                            John J. Kelley, Vice President, Chief Financial
                            Officer, Treasurer & Secretary
                            (principal financial officer)

Date  September 6, 2006
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.